================================================================================

                        ASSET BACKED FUNDING CORPORATION,
                                    DEPOSITOR

                     NATIONAL CITY HOME LOAN SERVICES, INC.,
                                    SERVICER

                                       AND

                             WELLS FARGO BANK, N.A.,
                                     TRUSTEE

                         POOLING AND SERVICING AGREEMENT

                          DATED AS OF FEBRUARY 1, 2006

                  FIRST FRANKLIN MORTGAGE LOAN TRUST 2006-FFH1

                   ASSET-BACKED CERTIFICATES, SERIES 2006-FFH1

================================================================================

                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----
ARTICLE I DEFINITIONS                                                                                             8

   Section 1.01     Defined Terms.................................................................................8
   Section 1.02     Accounting...................................................................................64
   Section 1.03     Rights of the NIMS Insurer...................................................................64

ARTICLE II CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES                                       64

   Section 2.01     Conveyance of Mortgage Loans.................................................................64
   Section 2.02     Acceptance by Trustee........................................................................67
   Section 2.03     Repurchase or Substitution of Mortgage Loans by the Originator or the Sponsor................68
   Section 2.04     [Reserved]...................................................................................72
   Section 2.05     Representations, Warranties and Covenants of the Servicer....................................72
   Section 2.06     Representations and Warranties of the Depositor..............................................74
   Section 2.07     Issuance of Certificates and the Uncertificated Regular Interests............................75

ARTICLE III ADMINISTRATION AND SERVICING OF THE TRUST FUND                                                       76

   Section 3.01     Servicer to Act as Servicer; Subservicing....................................................76
   Section 3.02     Collection of Mortgage Loan Payments.........................................................80
   Section 3.03     Realization Upon Defaulted Mortgage Loans....................................................80
   Section 3.04     Collection Account, Distribution Account and Cap Carryover Reserve Account...................81
   Section 3.05     Permitted Withdrawals From the Collection Account............................................85
   Section 3.06     Establishment of Escrow Accounts; Deposits in Escrow Accounts................................86
   Section 3.07     Permitted Withdrawals From Escrow Account....................................................86
   Section 3.08     Payment of Taxes, Insurance and Other Charges; Collections Thereunder........................87
   Section 3.09     Transfer of Accounts.........................................................................87
   Section 3.10     Maintenance of Hazard Insurance..............................................................87
   Section 3.11     Maintenance of Mortgage Impairment Insurance Policy..........................................88
   Section 3.12     Fidelity Bond, Errors and Omissions Insurance................................................89
   Section 3.13     Title, Management and Disposition of REO Property............................................89
   Section 3.14     Due-on-Sale Clauses; Assumption and Substitution Agreements..................................91
   Section 3.15     Notification of Adjustments..................................................................92
   Section 3.16     [Reserved]...................................................................................93
   Section 3.17     Trustee to Cooperate; Release of Files.......................................................93
   Section 3.18     Servicing Compensation.......................................................................94
   Section 3.19     Access to Certain Documentation and Information Regarding the Mortgage Loans.................94
   Section 3.20     Duties of Credit Risk Manager................................................................95
   Section 3.21     Obligations of the Servicer in Respect of Compensating Interest..............................95

   Section 3.22     Obligations of the Servicer in Respect of Mortgage Interest Rates and Monthly Payments.......96
   Section 3.23     Investment of Funds in the Collection Account................................................96
   Section 3.24     Liability of Servicer; Indemnification.......................................................97
   Section 3.25     Reports of Foreclosure and Abandonment of Mortgaged Properties...............................97
   Section 3.26     Protection of Assets.........................................................................98
   Section 3.27     Limitation of Liability of the Credit Risk Manager...........................................98
   Section 3.28     No Personal Solicitation.....................................................................98
   Section 3.29     Credit Reporting; Gramm-Leach-Bliley Act.....................................................99
   Section 3.30     Annual Statement as to Compliance............................................................99
   Section 3.31     Assessment of Compliance and Attestation Reports.............................................99
   Section 3.32     Reports to the Commission...................................................................101

ARTICLE IV FLOW OF FUNDS                                                                                        106

   Section 4.01     Interest Distributions......................................................................106
   Section 4.02     Distributions of Principal and Monthly Excess Cashflow Amounts..............................107
   Section 4.03     Allocation of Losses........................................................................114
   Section 4.04     Method of Distribution......................................................................114
   Section 4.05     Distributions on Book-Entry Certificates....................................................114
   Section 4.06     Statements..................................................................................115
   Section 4.07     Remittance Reports; Advances................................................................118
   Section 4.08     REMIC Distributions and Allocation of Losses................................................119
   Section 4.09     Supplemental Interest Trust.................................................................124
   Section 4.10     Tax Treatment of Swap Payments and Swap Termination Payments................................125

ARTICLE V THE CERTIFICATES                                                                                      126

   Section 5.01     The Certificates............................................................................126
   Section 5.02     Registration of Transfer and Exchange of Certificates.......................................126
   Section 5.03     Mutilated, Destroyed, Lost or Stolen Certificates...........................................132
   Section 5.04     Persons Deemed Owners.......................................................................132
   Section 5.05     Appointment of Paying Agent.................................................................132

ARTICLE VI THE SERVICER AND THE DEPOSITOR                                                                       133

   Section 6.01     Liability of the Servicer and the Depositor.................................................133
   Section 6.02     Merger or Consolidation of, or Assumption of the Obligations of, the Servicer or the
                    Depositor...................................................................................133
   Section 6.03     Limitation on Liability of the Servicer and Others..........................................133
   Section 6.04     Servicer Not to Resign......................................................................134
   Section 6.05     Delegation of Duties........................................................................135

ARTICLE VII DEFAULT                                                                                             137

   Section 7.01     Servicer Events of Termination..............................................................137
   Section 7.02     Trustee to Act; Appointment of Successor....................................................139
   Section 7.03     Waiver of Defaults..........................................................................140

   Section 7.04     Notification to Certificateholders..........................................................140
   Section 7.05     Survivability of Servicer Liabilities.......................................................141

ARTICLE VIII THE TRUSTEE                                                                                        141

   Section 8.01     Duties of Trustee...........................................................................141
   Section 8.02     Certain Matters Affecting the Trustee.......................................................144
   Section 8.03     Trustee Not Liable for Certificates or Mortgage Loans.......................................145
   Section 8.04     Trustee May Own Certificates................................................................146
   Section 8.05     Trustee Expenses............................................................................146
   Section 8.06     Eligibility Requirements for Trustee........................................................146
   Section 8.07     Resignation or Removal of Trustee...........................................................147
   Section 8.08     Successor Trustee...........................................................................147
   Section 8.09     Merger or Consolidation of Trustee..........................................................148
   Section 8.10     Appointment of Co-Trustee or Separate Trustee...............................................148
   Section 8.11     Limitation of Liability.....................................................................150
   Section 8.12     Trustee May Enforce Claims Without Possession of Certificates...............................150
   Section 8.13     Suits for Enforcement.......................................................................150
   Section 8.14     Waiver of Bond Requirement..................................................................150
   Section 8.15     Waiver of Inventory, Accounting and Appraisal Requirement...................................151

ARTICLE IX REMIC ADMINISTRATION                                                                                 151

   Section 9.01     REMIC Administration........................................................................151
   Section 9.02     Prohibited Transactions and Activities......................................................153
   Section 9.03     Indemnification with Respect to Certain Taxes and Loss of REMIC Status......................153
   Section 9.04     REO Property................................................................................154

ARTICLE X TERMINATION                                                                                           154

   Section 10.01    Termination.................................................................................154
   Section 10.02    Additional Termination Requirements.........................................................156

ARTICLE XI MISCELLANEOUS PROVISIONS                                                                             157

   Section 11.01    Amendment...................................................................................157
   Section 11.02    Recordation of Agreement; Counterparts......................................................158
   Section 11.03    Limitation on Rights of Certificateholders..................................................159
   Section 11.04    Governing Law; Jurisdiction.................................................................159
   Section 11.05    Notices.....................................................................................160
   Section 11.06    Severability of Provisions..................................................................160
   Section 11.07    Article and Section References..............................................................160
   Section 11.08    Notice to the Rating Agencies and the NIMS Insurer..........................................161
   Section 11.09    Further Assurances..........................................................................161
   Section 11.10    Third Party Beneficiary.....................................................................162
   Section 11.11    Acts of Certificateholders..................................................................162
   Section 11.12    Regulation AB Compliance; Intent of the Parties; Reasonableness.............................162

EXHIBITS:
Exhibit A-1         Form of Class A-1 Certificate
Exhibit A-2         Form of Class A-2 Certificate
Exhibit A-3         Form of Class A-3 Certificate
Exhibit A-4         Form of Class A-4 Certificate
Exhibit B-1         Form of Class M-1 Certificate
Exhibit B-2         Form of Class M-2 Certificate
Exhibit B-3         Form of Class M-3 Certificate
Exhibit B-4         Form of Class M-4 Certificate
Exhibit B-5         Form of Class M-5 Certificate
Exhibit B-6         Form of Class M-6 Certificate
Exhibit B-7         Form of Class M-7 Certificate
Exhibit B-8         Form of Class M-8 Certificate
Exhibit B-9         Form of Class M-9 Certificate
Exhibit B-10        Form of Class M-10 Certificate
Exhibit C-1         Form of Class CE Certificate
Exhibit C-2         Form of Class P Certificate
Exhibit C-3         Form of Class R Certificate
Exhibit D           Mortgage Loan Schedule
Exhibit E           Form of Request for Release of Documents
Exhibit F-1         Form of Trustee's Initial Certification
Exhibit F-2         Form of Trustee's Final Certification
Exhibit F-3         Form of Receipt of Mortgage Note
Exhibit G-1         Mortgage Loan Purchase Agreement
Exhibit G-2         Originator Mortgage Loan Purchase Agreement
Exhibit H           Form of Lost Note Affidavit
Exhibit I           Form of ERISA Representation
Exhibit J-1         Form of Investment Letter (Non-Rule 144A)
Exhibit J-2         Form of Rule 144A Investment Letter
Exhibit K           Form of Class R Certificate Transfer Affidavit
Exhibit L           Form of Transferor Certificate
Exhibit M           Monthly Information Delivered by Servicer
Exhibit N           Form of Interest Rate Swap Agreement
Exhibit O           Form of Certification
Exhibit P-1         [Reserved]
Exhibit P-2         [Reserved]
Exhibit Q           Relevant Servicing Criteria
Exhibit R           Additional Form 10-D Disclosure
Exhibit S           Additional Form 10-K Disclosure
Exhibit T           Form 8-K Disclosure
Exhibit U-1         Form of Back-up Certification to be Provided by the
                    Trustee to the Depositor
Exhibit U-2         Form of Back-up Certification to be Provided by the
                    Servicer to the Depositor
Exhibit V           Form of Additional Disclosure Notification

          ASSET BACKED FUNDING CORPORATION, as depositor (the "Depositor"), NATIONAL CITY HOME LOAN SERVICES, INC., as servicer (the "Servicer"), and WELLS FARGO BANK, N.A., as trustee (the "Trustee"), are entering into this Pooling and Servicing Agreement, dated as of February 1, 2006 (the "Agreement").

                              PRELIMINARY STATEMENT

          The Depositor intends to sell pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple Classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund created hereunder. The Certificates will consist of seventeen Classes of Certificates, designated as (i) the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, (ii) the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates,
(iii) the Class CE Certificates, (iv) the Class P Certificates and (v) the Class R Certificate. The descriptions of REMIC 1, REMIC 2 and REMIC 3 that follow are part of the Preliminary Statement. Any inconsistencies or ambiguities in this Agreement or in the administration of this Agreement shall be resolved pursuant to the terms of Section 11.01 hereof in a manner that preserves the validity of such REMIC elections described below.

                                     REMIC 1

          As provided herein, the Trustee will make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement (but exclusive of the Cap Carryover Amounts, the Originator Prepayment Charge Payment Amounts, the Servicer Prepayment Charge Payment Amounts, the Cap Carryover Reserve Account, the Interest Rate Swap Agreement, the Swap Account and the Supplemental Interest Trust) as a real estate investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC 1." The Class R-1 Interest will represent the sole class of "residual interests" in REMIC 1 for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Uncertificated REMIC 1 Pass-Through Rate, the initial Uncertificated Principal Balance, and solely for purposes of satisfying Treasury Regulations Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC 1 Regular Interests. None of the REMIC 1 Regular Interests will be certificated.

                           INITIAL UNCERTIFICATED
                           PRINCIPAL OR NOTIONAL        UNCERTIFICATED REMIC      LATEST POSSIBLE
    DESIGNATION                   BALANCE               1 PASS-THROUGH RATE       MATURITY DATE(1)
---------------------     -------------------------     --------------------     ------------------
         I                     $ 24,388,977.25              Variable (2)           March 25, 2036
       I-1-A                   $  2,140,809.50              Variable (2)           March 25, 2036
       I-1-B                   $  2,140,809.50              Variable (2)           March 25, 2036
       I-2-A                   $  2,593,809.00              Variable (2)           March 25, 2036
       I-2-B                   $  2,593,809.00              Variable (2)           March 25, 2036
       I-3-A                   $  3,043,272.50              Variable (2)           March 25, 2036
       I-3-B                   $  3,043,272.50              Variable (2)           March 25, 2036
       I-4-A                   $  3,486,469.50              Variable (2)           March 25, 2036

                           INITIAL UNCERTIFICATED
                           PRINCIPAL OR NOTIONAL        UNCERTIFICATED REMIC      LATEST POSSIBLE
    DESIGNATION                   BALANCE               1 PASS-THROUGH RATE       MATURITY DATE(1)
---------------------     -------------------------     --------------------     ------------------
       I-4-B                   $  3,486,469.50              Variable (2)           March 25, 2036
       I-5-A                   $  3,920,602.50              Variable (2)           March 25, 2036
       I-5-B                   $  3,920,602.50              Variable (2)           March 25, 2036
       I-6-A                   $  4,342,849.00              Variable (2)           March 25, 2036
       I-6-B                   $  4,342,849.00              Variable (2)           March 25, 2036
       I-7-A                   $  4,750,373.50              Variable (2)           March 25, 2036
       I-7-B                   $  4,750,373.50              Variable (2)           March 25, 2036
       I-8-A                   $  5,127,303.50              Variable (2)           March 25, 2036
       I-8-B                   $  5,127,303.50              Variable (2)           March 25, 2036
       I-9-A                   $  5,650,813.50              Variable (2)           March 25, 2036
       I-9-B                   $  5,650,813.50              Variable (2)           March 25, 2036
      I-10-A                   $  5,789,503.50              Variable (2)           March 25, 2036
      I-10-B                   $  5,789,503.50              Variable (2)           March 25, 2036
      I-11-A                   $  5,840,276.50              Variable (2)           March 25, 2036
      I-11-B                   $  5,840,276.50              Variable (2)           March 25, 2036
      I-12-A                   $  6,045,483.50              Variable (2)           March 25, 2036
      I-12-B                   $  6,045,483.50              Variable (2)           March 25, 2036
      I-13-A                   $  6,230,156.50              Variable (2)           March 25, 2036
      I-13-B                   $  6,230,156.50              Variable (2)           March 25, 2036
      I-14-A                   $  6,392,903.00              Variable (2)           March 25, 2036
      I-14-B                   $  6,392,903.00              Variable (2)           March 25, 2036
      I-15-A                   $  6,532,483.50              Variable (2)           March 25, 2036
      I-15-B                   $  6,532,483.50              Variable (2)           March 25, 2036
      I-16-A                   $  6,647,821.00              Variable (2)           March 25, 2036
      I-16-B                   $  6,647,821.00              Variable (2)           March 25, 2036
      I-17-A                   $  6,738,018.00              Variable (2)           March 25, 2036
      I-17-B                   $  6,738,018.00              Variable (2)           March 25, 2036
      I-18-A                   $  6,802,369.00              Variable (2)           March 25, 2036
      I-18-B                   $  6,802,369.00              Variable (2)           March 25, 2036
      I-19-A                   $  6,840,369.50              Variable (2)           March 25, 2036
      I-19-B                   $  6,840,369.50              Variable (2)           March 25, 2036
      I-20-A                   $  6,851,729.00              Variable (2)           March 25, 2036
      I-20-B                   $  6,851,729.00              Variable (2)           March 25, 2036
      I-21-A                   $  6,836,374.00              Variable (2)           March 25, 2036
      I-21-B                   $  6,836,374.00              Variable (2)           March 25, 2036
      I-22-A                   $ 73,697,050.50              Variable (2)           March 25, 2036
      I-22-B                   $ 73,697,050.50              Variable (2)           March 25, 2036
      I-23-A                   $  6,218,162.00              Variable (2)           March 25, 2036

                           INITIAL UNCERTIFICATED
                           PRINCIPAL OR NOTIONAL        UNCERTIFICATED REMIC      LATEST POSSIBLE
    DESIGNATION                   BALANCE               1 PASS-THROUGH RATE       MATURITY DATE(1)
---------------------     -------------------------     --------------------     ------------------
      I-23-B                   $  6,218,162.00              Variable (2)           March 25, 2036
      I-24-A                   $  1,993,227.00              Variable (2)           March 25, 2036
      I-24-B                   $  1,993,227.00              Variable (2)           March 25, 2036
      I-25-A                   $  1,886,005.50              Variable (2)           March 25, 2036
      I-25-B                   $  1,886,005.50              Variable (2)           March 25, 2036
      I-26-A                   $  1,784,797.00              Variable (2)           March 25, 2036
      I-26-B                   $  1,784,797.00              Variable (2)           March 25, 2036
      I-27-A                   $  1,689,256.50              Variable (2)           March 25, 2036
      I-27-B                   $  1,689,256.50              Variable (2)           March 25, 2036
      I-28-A                   $  1,599,054.00              Variable (2)           March 25, 2036
      I-28-B                   $  1,599,054.00              Variable (2)           March 25, 2036
      I-29-A                   $  1,513,884.50              Variable (2)           March 25, 2036
      I-29-B                   $  1,513,884.50              Variable (2)           March 25, 2036
      I-30-A                   $  1,433,450.00              Variable (2)           March 25, 2036
      I-30-B                   $  1,433,450.00              Variable (2)           March 25, 2036
      I-31-A                   $  1,357,502.00              Variable (2)           March 25, 2036
      I-31-B                   $  1,357,502.00              Variable (2)           March 25, 2036
      I-32-A                   $  1,285,759.50              Variable (2)           March 25, 2036
      I-32-B                   $  1,285,759.50              Variable (2)           March 25, 2036
      I-33-A                   $  1,424,275.00              Variable (2)           March 25, 2036
      I-33-B                   $  1,424,275.00              Variable (2)           March 25, 2036
      I-34-A                   $ 12,696,741.50              Variable (2)           March 25, 2036
      I-34-B                   $ 12,696,741.50              Variable (2)           March 25, 2036
      I-35-A                   $    380,630.50              Variable (2)           March 25, 2036
      I-35-B                   $    380,630.50              Variable (2)           March 25, 2036
      I-36-A                   $    366,673.50              Variable (2)           March 25, 2036
      I-36-B                   $    366,673.50              Variable (2)           March 25, 2036
      I-37-A                   $    353,241.50              Variable (2)           March 25, 2036
      I-37-B                   $    353,241.50              Variable (2)           March 25, 2036
      I-38-A                   $    340,311.50              Variable (2)           March 25, 2036
      I-38-B                   $    340,311.50              Variable (2)           March 25, 2036
      I-39-A                   $    327,865.00              Variable (2)           March 25, 2036
      I-39-B                   $    327,865.00              Variable (2)           March 25, 2036
      I-40-A                   $    315,883.50              Variable (2)           March 25, 2036
      I-40-B                   $    315,883.50              Variable (2)           March 25, 2036
      I-41-A                   $    304,349.00              Variable (2)           March 25, 2036
      I-41-B                   $    304,349.00              Variable (2)           March 25, 2036
      I-42-A                   $    293,243.50              Variable (2)           March 25, 2036

                           INITIAL UNCERTIFICATED
                           PRINCIPAL OR NOTIONAL        UNCERTIFICATED REMIC      LATEST POSSIBLE
    DESIGNATION                   BALANCE               1 PASS-THROUGH RATE       MATURITY DATE(1)
---------------------     -------------------------     --------------------     ------------------
      I-42-B                   $    293,243.50              Variable (2)           March 25, 2036
      I-43-A                   $    282,552.00              Variable (2)           March 25, 2036
      I-43-B                   $    282,552.00              Variable (2)           March 25, 2036
      I-44-A                   $    272,256.50              Variable (2)           March 25, 2036
      I-44-B                   $    272,256.50              Variable (2)           March 25, 2036
      I-45-A                   $    262,344.50              Variable (2)           March 25, 2036
      I-45-B                   $    262,344.50              Variable (2)           March 25, 2036
      I-46-A                   $    252,798.50              Variable (2)           March 25, 2036
      I-46-B                   $    252,798.50              Variable (2)           March 25, 2036
      I-47-A                   $    243,606.50              Variable (2)           March 25, 2036
      I-47-B                   $    243,606.50              Variable (2)           March 25, 2036
      I-48-A                   $    234,754.00              Variable (2)           March 25, 2036
      I-48-B                   $    234,754.00              Variable (2)           March 25, 2036
      I-49-A                   $    226,229.00              Variable (2)           March 25, 2036
      I-49-B                   $    226,229.00              Variable (2)           March 25, 2036
      I-50-A                   $  6,048,447.00              Variable (2)           March 25, 2036
      I-50-B                   $  6,048,447.00              Variable (2)           March 25, 2036

----------
(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC 1 Regular Interest.
(2) Calculated in accordance with the definition of "Uncertificated REMIC 1 Pass-Through Rate" herein.

                                     REMIC 2

          As provided herein, the Trustee shall elect to treat the segregated pool of assets consisting of the REMIC 1 Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets shall be designated as "REMIC 2." The Class R-2 Interest shall evidence the sole class of "residual interests" in REMIC 2 for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Uncertificated REMIC 2 Pass-Through Rate, the initial Uncertificated Balance and, for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC 2 Regular Interests (as defined herein). None of the REMIC 2 Regular Interests shall be certificated.

                           INITIAL UNCERTIFICATED
                           PRINCIPAL OR NOTIONAL        UNCERTIFICATED REMIC      LATEST POSSIBLE
    DESIGNATION                   BALANCE               2 PASS-THROUGH RATE       MATURITY DATE(1)
---------------------     -------------------------     --------------------     ------------------
      LT2AA                   $ 478,025,805.57               Variable(2)           March 25, 2036
      LT2A1                   $   1,521,180.00               Variable(2)           March 25, 2036
      LT2A2                   $     794,810.00               Variable(2)           March 25, 2036
      LT2A3                   $     945,090.00               Variable(2)           March 25, 2036
      LT2A4                   $     277,770.00               Variable(2)           March 25, 2036
      LT2M1                   $     258,520.00               Variable(2)           March 25, 2036
      LT2M2                   $     219,510.00               Variable(2)           March 25, 2036
      LT2M3                   $     107,310.00               Variable(2)           March 25, 2036
      LT2M4                   $      78,040.00               Variable(2)           March 25, 2036
      LT2M5                   $      92,680.00               Variable(2)           March 25, 2036
      LT2M6                   $      68,290.00               Variable(2)           March 25, 2036
      LT2M7                   $     100,000.00               Variable(2)           March 25, 2036
      LT2M8                   $      80,480.00               Variable(2)           March 25, 2036
      LT2M9                   $      56,090.00               Variable(2)           March 25, 2036
      LT2M10                  $      82,930.00               Variable(2)           March 25, 2036
      LT2ZZ                   $   5,072,928.69               Variable(2)           March 25, 2036
      LT2IO                                 (3)              Variable(2)           March 25, 2036
       LT2P                   $         100.00               Variable(2)           March 25, 2036

(1) Solely for purposes of Treasury Regulations Section 1.860G-1(a)(4)(iii), the Distribution Date in the month following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC 2 Regular Interest.
(2) Calculated in accordance with the definition of "Uncertificated REMIC 2 Pass-Through Rate" herein.
(3) The LT2IO Interest will not have a principal balance but will instead accrue interest on the basis of its uncertificated Notional Balance.

          The foregoing REMIC structure is intended to cause all the cash from the Mortgage Loans to flow through REMIC 3 as cash flow on a Regular Certificate, without creating any shortfall, actual or potential (other than for losses), to any REMIC Regular Certificate. To the extent that the structure is believed to diverge from such intention, the party identifying such ambiguity or drafting error shall notify the other parties hereto, and the parties hereto shall attempt to resolve such ambiguity or drafting error in accordance with
Section 11.01 herein.

                                     REMIC 3

          As provided herein, the Trustee shall make an election to treat the segregated pool of assets consisting of the REMIC 2 Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC 3." The Class R-3 Interest represents the sole class of "residual interests" in REMIC 3 for purposes of the REMIC Provisions.

          The following table sets forth (or describes) the Class designation, Class Interest Rate and Original Class Certificate Principal Balance for each Class of REMIC 3 Regular Interests comprising the "regular interests" in REMIC 3 for purposes of the REMIC Provisions:

                               ORIGINAL CLASS
                            CERTIFICATE PRINCIPAL           CLASS INTEREST         ASSUMED FINAL
        CLASS                     BALANCE                        RATE           MATURITY DATES (17)
---------------------     -------------------------     --------------------    -------------------
         A-1                  $   152,118,000                    (1)              April 25, 2026
         A-2                  $    79,481,000                    (2)             October 25, 2029
         A-3                  $    94,509,000                    (3)             January 25, 2035
         A-4                  $    27,777,000                    (4)             January 25, 2036
         M-1                  $    25,852,000                    (5)             January 25, 2036
         M-2                  $    21,951,000                    (6)             January 25, 2036
         M-3                  $    10,731,000                    (7)             January 25, 2036
         M-4                  $     7,804,000                    (8)             January 25, 2036
         M-5                  $     9,268,000                    (9)             January 25, 2036
         M-6                  $     6,829,000                    (10)            January 25, 2036
         M-7                  $    10,000,000                    (11)            January 25, 2036
         M-8                  $     8,048,000                    (12)           December 25, 2035
         M-9                  $     5,609,000                    (13)           November 25, 2035
        M-10                  $     8,293,000                    (14)            October 25, 2035
         CE                               (15)                   (15)                  N/A
       SWAP-IO                            (18)                   (19)             March 25, 2036
        P(16)                 $        100.00                    N/A                   N/A
          R                               N/A                    N/A                   N/A

(1) Interest will accrue on the Class A-1 REMIC 3 Regular Interests during each Interest Accrual Period at a rate equal to the lesser of: (i) LIBOR plus the Certificate Margin of the corresponding Class of Certificates and (ii) the Pool Cap for such Distribution Date.
(2) Interest will accrue on the Class A-2 REMIC 3 Regular Interests during each Interest Accrual Period at a rate equal to the lesser of: (i) LIBOR plus the Certificate Margin of the corresponding Class of Certificates and (ii) the Pool Cap for such Distribution Date.
(3) Interest will accrue on the Class A-3 REMIC 3 Regular Interests during each Interest Accrual Period at a rate equal to the lesser of: (i) LIBOR plus the Certificate Margin of the corresponding Class of Certificates and (ii) the Pool Cap for such Distribution Date.
(4) Interest will accrue on the Class A-4 REMIC 3 Regular Interests during each Interest Accrual Period at a rate equal to the lesser of: (i) LIBOR plus the Certificate Margin of the corresponding Class of Certificates and (ii) the Pool Cap for such Distribution Date.
(5) Interest will accrue on the Class M-1 REMIC 3 Regular Interests during each Interest Accrual Period at a rate equal to the lesser of: (i) LIBOR plus the Certificate Margin of the corresponding Class of Certificates and (ii) the Pool Cap for such Distribution Date.
(6) Interest will accrue on the Class M-2 REMIC 3 Regular Interests during each Interest Accrual Period at a rate equal to the lesser of: (i) LIBOR plus the Certificate Margin of the corresponding Class of Certificates and (ii) the Pool Cap for such Distribution Date.
(7) Interest will accrue on the Class M-3 REMIC 3 Regular Interests during each Interest Accrual Period at a rate equal to the lesser of: (i) LIBOR plus the Certificate Margin of the corresponding Class of Certificates and (ii) the Pool Cap for such Distribution Date.
(8) Interest will accrue on the Class M-4 REMIC 3 Regular Interests during each Interest Accrual Period at a rate equal to the lesser of: (i) LIBOR plus the Certificate Margin of the corresponding Class of Certificates and (ii) the Pool Cap for such Distribution Date.
(9) Interest will accrue on the Class M-5 REMIC 3 Regular Interests during each Interest Accrual Period at a rate equal to the lesser of: (i) LIBOR plus the Certificate Margin of the corresponding Class of Certificates and (ii) the Pool Cap for such Distribution Date.
(10) Interest will accrue on the Class M-6 REMIC 3 Regular Interests during each Interest Accrual Period at a rate equal to the lesser of: (i) LIBOR plus the Certificate Margin of the corresponding Class of Certificates and (ii) the Pool Cap for such Distribution Date.
(11) Interest will accrue on the Class M-7 REMIC 3 Regular Interests during each Interest Accrual Period at a rate equal to the lesser of: (i) LIBOR plus the Certificate Margin of the corresponding Class of Certificates and (ii) the Pool Cap for such Distribution Date.

(12) Interest will accrue on the Class M-8 REMIC 3 Regular Interests during each Interest Accrual Period at a rate equal to the lesser of: (i) LIBOR plus the Certificate Margin of the corresponding Class of Certificates and (ii) the Pool Cap for such Distribution Date.
(13) Interest will accrue on the Class M-9 REMIC 3 Regular Interests during each Interest Accrual Period at a rate equal to the lesser of: (i) LIBOR plus the Certificate Margin of the corresponding Class of Certificates and (ii) the Pool Cap for such Distribution Date.
(14) Interest will accrue on the Class M-10 REMIC 3 Regular Interests during each Interest Accrual Period at a rate equal to the lesser of: (i) LIBOR plus the Certificate Margin of the corresponding Class of Certificates and
     (ii) the Pool Cap for such Distribution Date.
(15) Solely for REMIC purposes, the Class CE REMIC 3 Regular Interests (i) will have an Original Class Certificate Principal Balance equal to the Initial Overcollateralization Amount and (ii) will bear interest at its Pass-Through Rate on the Notional Amount of the Class CE Certificates.
(16) The Class P REMIC 3 Regular Interests will not bear interest. (17) Solely for purposes of Treasury Regulations Section 1.860G-1(a)(4)(iii), March 25, 2036, which is the Distribution Date in the month following the maturity date for the Mortgage Loan with the latest maturity date, has been designated as the "latest possible maturity date" for each Class of REMIC 3 Regular Interests.
(18) The Class SWAP-IO Interest will not have a principal balance but will accrue interest on the basis of its Uncertificated Notional Balance.
(19) Interest will accrue on Class Swap-IO Interest during each accrual period at a rate equal to the Uncertificated REMIC 2 Pass-Through Rate on the Class LT2IO Interest.

          As of the Cut-off Date, the Mortgage Loans had an aggregate scheduled Principal Balance equal to $487,781,534.25.

                                    ARTICLE I

                                   DEFINITIONS

          Section 1.01    Defined Terms.

          Whenever used in this Agreement or in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Interest on all Classes of REMIC 1 Regular Interests and REMIC 2 Regular Interests will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest on all Regular Certificates will be calculated on the basis of the actual number of days in the related Interest Accrual Period and a 360-day year.

          "10-K Filing Deadline": As defined in Section 3.32(c).

          "1933 Act": The Securities Act of 1933, as amended.

          "60+ Day Delinquency Ratio": With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate of the Principal Balances of the 60+ Day Delinquent Loans and the denominator of which is the Pool Balance.

          "60+ Day Delinquent Loan": Each Mortgage Loan (including each Mortgage Loan in foreclosure and each Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date) with respect to which any portion of a Monthly Payment is, as of the last day of the prior Collection Period, two months or more past due and each Mortgage Loan relating to an REO Property.

          "Account": Any of the Collection Account, the Distribution Account, the Cap Carryover Reserve Account, the Swap Account or the Escrow Account.

          "Accrued Certificate Interest": With respect to each Distribution Date and each Class of Class A and Class M Certificates, an amount equal to the interest accrued at the Certificate Interest Rate described opposite such Class in the table in the Preliminary Statement during the related Interest Accrual Period on the Certificate Principal Balance of such Class of Certificates, reduced by such Class' Interest Percentage of Prepayment Interest Shortfalls (not covered by Compensating Interest) and Relief Act Interest Shortfalls for such Distribution Date allocated to such class pursuant to Section 4.01.

          "Additional Form 10-D Disclosure": As defined in Section 3.32(b).

          "Additional Form 10-K Disclosure": As defined in Section 3.32(c).

          "Additional Servicer": A Subcontractor engaged by the Servicer, the Trustee or the Custodian that is a "servicer" within the meaning of Item 1101 of Regulation AB and meets any of the criteria in Item 1108(a)(2) of Regulation AB.

          "Adjustable-Rate Mortgage Loan": A Mortgage Loan which has a rate at which interest accrues that adjusts based on the Index plus a related Gross Margin, as set forth and subject to the limitations in the related Mortgage Note.

          "Adjustment Date": With respect to each Adjustable-Rate Mortgage Loan, each adjustment date on which the Mortgage Interest Rate of such Adjustable-Rate Mortgage Loan changes pursuant to the related Mortgage Note. The first Adjustment Date following the Cut-off Date as to each Adjustable-Rate Mortgage Loan is set forth in the Mortgage Loan Schedule.

          "Advance": As to any Mortgage Loan, any advance made by the Servicer in respect of any Distribution Date pursuant to Section 4.07.

          "Adverse REMIC Event": As defined in Section 9.01(f) hereof.

          "Affiliate": With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

          "Aggregate Overcollateralization Release Amount": With respect to any Distribution Date, the lesser of (i) the Principal Remittance Amount and (ii) the Overcollateralization Release Amount.

          "Agreement": This Pooling and Servicing Agreement and all amendments and supplements hereto.

          "Applicable Regulations": As to any Mortgage Loan, all federal, state and local laws, statutes, rules and regulations applicable thereto.

          "Applied Realized Loss Amount": With respect to each Distribution Date, the excess, if any, of (a) the aggregate of the Certificate Principal Balances of the Class A, Class M and Class P Certificates (after giving effect to the distribution of the Principal Distribution Amount on such Distribution Date and any increase in any Certificate Principal Balance as a result of Subsequent Recoveries) over (b) the Pool Balance as of the end of the related Collection Period.

          "Assessment of Compliance": As defined in Section 3.31(a).

          "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect or record the sale of the Mortgage.

          "Assignment, Assumption and Recognition Agreement": The Assignment, Assumption and Recognition Agreement, dated February 28, 2006, among the Depositor, the Servicer, the Sponsor and the Originator.

          "Assumed Final Maturity Date": As to each Class of Certificates, the date set forth as such in the Preliminary Statement.

          "Attestation Report": As defined in Section 3.31(b).

          "Available Funds": As to any Distribution Date, an amount equal to the excess of (i) the sum of (a) the aggregate of the Monthly Payments due during the related Collection Period and received on or prior to the related Determination Date by the Servicer, (b) Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds, Principal Prepayments, Substitution Adjustments, the Purchase Price for any repurchased Mortgage Loan, the Termination Price with respect to the termination of the Trust pursuant to
Section 10.01 hereof and other unscheduled recoveries of principal and interest (excluding Prepayment Charges, Originator Prepayment Charge Payment Amounts, Servicer Prepayment Charge Payment Amounts and Prepayment Interest Excess) in respect of the Mortgage Loans during the related Prepayment Period, (c) the aggregate of any amounts received in respect of an REO Property deposited in the Collection Account for such Distribution Date, (d) any Compensating Interest for such Distribution Date, (e) the aggregate of any Advances made by the Servicer for such Distribution Date and (f) any Reimbursement Amount or Subsequent Recovery deposited into the Collection Account during the related Prepayment Period over (ii) the sum of (a) amounts reimbursable or payable to the Servicer pursuant to Sections 3.05 or 6.03, (b) amounts reimbursable or payable to the Trustee pursuant to Section 8.05 or Section 9.01(c), (c) Stayed Funds, (d) the Servicing Fee, (e) amounts deposited in the Collection Account or the Distribution Account, as the case may be, in error and (f) any Net Swap Payment or Swap Termination Payment owed to the Supplemental Interest Trust for payment to the Swap Provider (other than any Swap Termination Payment owed to the Swap Provider resulting from a Swap Provider Trigger Event).

          "Average 60+ Day Delinquency Ratio": The arithmetic average of the 60+ Day Delinquency Ratio for such Distribution Date and for the two immediately preceding Distribution Dates.

          "Back-up Certification": As defined in Section 3.32(e).

          "Balloon Mortgage Loan": Each of the Mortgage Loans having an original term to maturity that is shorter than the related amortization term.

          "Bankruptcy Code": Title 11 of the United States Code, as amended.

          "Book-Entry Certificates": Any of the Certificates that shall be registered in the name of the Depository or its nominee, the ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with the Depository (directly, as a "Depository Participant," or indirectly, as an indirect participant in accordance with the rules of the Depository and as described in Section 5.02 hereof). On the Closing Date, the Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates shall be Book-Entry Certificates.

          "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York or any state in which the Corporate Trust Office of the Trustee is located or the servicing operations of the Servicer are located are authorized or obligated by law or executive order to be closed.

          "Cap Carryover Amount": If on any Distribution Date, the Accrued Certificate Interest for any Class of Class A or Class M Certificates is based upon the Pool Cap, the excess of (i) the amount of interest such Class of Certificates would have been entitled to receive on such Distribution Date based on the related Pass-Through Rate, over (ii) the amount of interest such Class of Certificates received on such Distribution Date based on the Pool Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate on such Class of Certificates).

          "Cap Carryover Reserve Account": The reserve account established and maintained pursuant to Section 3.04(g).

          "Certificate": Any Regular Certificate or Class R Certificate.

          "Certificate Custodian": Initially, Wells Fargo Bank, N.A.; thereafter, any other Certificate Custodian acceptable to the Depository and selected by the Trustee.

          "Certificate Interest Rate": With respect to each Distribution Date during the Interest Accrual Period and (a) each Class of Class A and Class M Certificates, a per annum rate equal to the lesser of (i) the related Pass-Through Rate and (ii) the Pool Cap for such Distribution Date and (b) the Class CE Certificates, the related Pass-Through Rate.

          "Certificate Owner": With respect to each Book-Entry Certificate, any beneficial owner thereof.

          "Certificate Principal Balance": With respect to any Class of Certificates (other than the Class CE and Class R Certificates) and any Distribution Date, the Original Class Certificate Principal Balance (a) reduced by the sum of (i) all amounts actually distributed in respect of principal of such Class on all prior Distribution Dates and (ii) Applied Realized Loss Amounts allocated thereto for previous Distribution Dates and (b) increased by any Subsequent Recoveries allocated to such Class for previous Distribution Dates. The Class R Certificates do not have a Certificate Principal Balance. With respect to the Class CE Certificate and any Distribution Date, the excess, if any, of the then aggregate Uncertificated Principal Balances of the REMIC 2 Regular Interests over the aggregate Certificate Principal Balance of the Class A Certificates, the Class M Certificates and the Class P Certificates then outstanding. With respect to any Certificate (other than a Class R Certificate) of a Class and any Distribution Date, the portion of the Certificate Principal Balance of such Class represented by such Certificate equal to the product of the Percentage Interest evidenced by such Certificate and the Certificate Principal Balance of such Class. With respect to any Class of REMIC 3 Regular Interests (other than the Class SWAP-IO Interest) and any Distribution Date, the Certificate Principal Balances of the corresponding Class of Certificates.

          "Certificate Register" and "Certificate Registrar": The register maintained and registrar appointed pursuant to Section 5.02 hereof.

          "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that a Disqualified Organization or non-U.S. Person shall not be a Holder of the Class R Certificate for any purpose hereof.

          "Class": Collectively, Certificates or REMIC 1 Regular Interests, REMIC 2 Regular Interests or REMIC 3 Regular Interests which have the same priority of payment and bear the same class designation and the form of which is identical except for variation in the Percentage Interest evidenced thereby.

          "Class A Certificate": Any one of the Certificates with an "A" designated on the face thereof substantially in the form annexed hereto as Exhibit A-1, Exhibit A-2, Exhibit A-3 and Exhibit A-4, executed by the Trustee on behalf of the Trust and authenticated and delivered by the Certificate Registrar, representing the right to distributions as set forth herein and therein and representing (i) the corresponding REMIC 3 Regular Interest for purposes of the REMIC Provisions, (ii) the right to receive the Cap Carryover Amounts and (iii) the obligation to pay the Class IO Distribution Amount.

          "Class A Certificateholders": Collectively, the Holders of the Class A Certificates.

          "Class A-1 Certificate Margin": For each Distribution Date (i) on or prior to the Optional Termination Date, 0.07% per annum, and (ii) following the Optional Termination Date, 0.14% per annum.

          "Class A-1 Pass-Through Rate": For each Distribution Date, a rate per annum equal to the lesser of (a) One-Month LIBOR as of the related LIBOR Determination Date, plus the Class A-1 Certificate Margin and (b) the Maximum Rate Cap.

          "Class A-2 Certificate Margin": For each Distribution Date (i) on or prior to the Optional Termination Date, 0.13% per annum, and (ii) following the Optional Termination Date, 0.26% per annum.

          "Class A-2 Pass-Through Rate": For each Distribution Date, a rate per annum equal to the lesser of (a) One-Month LIBOR as of the related LIBOR Determination Date, plus the Class A-2 Certificate Margin and (b) the Maximum Rate Cap.

          "Class A-3 Certificate Margin": For each Distribution Date (i) on or prior to the Optional Termination Date, 0.19% per annum, and (ii) following the Optional Termination Date, 0.38% per annum.

          "Class A-3 Pass-Through Rate": For each Distribution Date, a rate per annum equal to the lesser of (a) One-Month LIBOR as of the related LIBOR Determination Date, plus the Class A-3 Certificate Margin and (b) the Maximum Rate Cap.

          "Class A-4 Certificate Margin": For each Distribution Date (i) on or prior to the Optional Termination Date, 0.30% per annum, and (ii) following the Optional Termination Date, 0.60% per annum.

          "Class A-4 Pass-Through Rate": For each Distribution Date, a rate per annum equal to the lesser of (a) One-Month LIBOR as of the related LIBOR Determination Date, plus the Class A-4 Certificate Margin and (b) the Maximum Rate Cap.

          "Class CE Certificates": Any one of the Class CE Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit C-1, executed by the Trustee on behalf of the Trust and authenticated and delivered by the Certificate Registrar, representing the right to distributions as set forth herein and therein and representing (i) the corresponding REMIC 3 Regular Interest for purposes of the REMIC Provisions,
(ii) the obligation to pay Cap Carryover Amounts and Swap Termination Payments and (iii) the right to receive and the obligation to pay the Class IO Distribution Amount.

          "Class CE Distributable Amount": With respect to any Distribution Date, the sum of (i) the interest accrued on such Class CE Certificate at its Pass-Through Rate calculated on its Notional Amount less the amount (without duplication) of Cap Carryover Amounts paid pursuant to Section 4.02(b)(xxxiii),
(ii) any remaining Aggregate Overcollateralization Release Amounts and (iii) the amounts remaining in (a) the Cap Carryover Reserve Account after the distributions in Section 3.04(g) and (b) the Supplemental Interest Trust in respect of the Swap Account after distributions in Section 4.09.

          "Class IO Distribution Amount": As defined in Section 4.09(c) hereof. For purposes of clarity, the Class IO Distribution Amount for any Distribution Date shall equal the amount payable to the Supplemental Interest Trust on such Distribution Date in excess of the amount payable on the Class SWAP-IO Interest on such Distribution Date, all as further provided in Section 4.09(c) hereof.

          "Class M Certificate": Any one of the Certificates with an "M" designated on the face thereof substantially in the form annexed hereto as Exhibit B-1, Exhibit B-2, Exhibit B-3, Exhibit B-4, Exhibit B-5, Exhibit B-6, Exhibit B-7, Exhibit B-8, Exhibit B-9 and Exhibit B-10, executed by the Trustee on behalf of the Trust and authenticated and delivered by the Certificate Registrar, representing the right to distributions as set forth herein and therein and representing (i) the corresponding REMIC 3 Regular Interest for purposes of the REMIC Provisions, (ii) the right to receive the Cap Carryover Amounts and (iii) the obligation to pay the Class IO Distribution Amount.

          "Class M Certificateholders": Collectively, the Holders of the Class M Certificates.

          "Class M-1 Certificate Margin": For each Distribution Date (i) on or prior to the Optional Termination Date, 0.37% per annum, and (ii) following the Optional Termination Date, 0.555% per annum.

          "Class M-1 Pass-Through Rate": For each Distribution Date, the lesser of (a) One-Month LIBOR as of the related LIBOR Determination Date, plus the Class M-1 Certificate Margin and (b) the Maximum Rate Cap.

          "Class M-1 Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 55.70% and
(ii) the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period and (B) the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period minus the product of 0.50% and the Pool Balance as of the Cut-off Date.

          "Class M-1 Realized Loss Amortization Amount": As to the Class M-1 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-1 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 4.02(b)(i) through (iv) hereof, in each case for such Distribution Date.

          "Class M-2 Certificate Margin": For each Distribution Date (i) on or prior to the Optional Termination Date, 0.40% per annum, and (ii) following the Optional Termination Date, 0.60% per annum.

          "Class M-2 Pass-Through Rate": For each Distribution Date, the lesser of (a) One-Month LIBOR as of the related LIBOR Determination Date, plus the Class M-2 Certificate Margin and (b) the Maximum Rate Cap.

          "Class M-2 Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date) and (iii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 64.70% and (ii) the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period and (B) the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period minus the product of 0.50% and the Pool Balance as of the Cut-off Date.

          "Class M-2 Realized Loss Amortization Amount": As to the Class M-2 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-2 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 4.02(b)(i) through (vii) hereof, in each case for such Distribution Date.

          "Class M-3 Certificate Margin": For each Distribution Date (i) on or prior to the Optional Termination Date, 0.44% per annum, and (ii) following the Optional Termination Date, 0.66% per annum.

          "Class M-3 Pass-Through Rate": For each Distribution Date, the lesser of (a) One-Month LIBOR as of the related LIBOR Determination Date, plus the Class M-3 Certificate Margin and (b) the Maximum Rate Cap.

          "Class M-3 Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (iv) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 69.10% and (ii) the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period and (B) the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period minus the product of 0.50% and the Pool Balance as of the Cut-off Date.

          "Class M-3 Realized Loss Amortization Amount": As to the Class M-3 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-3 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 4.02(b)(i) through (x) hereof, in each case for such Distribution Date.

          "Class M-4 Certificate Margin": For each Distribution Date (i) on or prior to the Optional Termination Date, 0.51% per annum, and (ii) following the Optional Termination Date, 0.765% per annum.

          "Class M-4 Pass-Through Rate": For each Distribution Date, the lesser of (a) One-Month LIBOR as of the related LIBOR Determination Date, plus the Class M-4 Certificate Margin and (b) the Maximum Rate Cap.

          "Class M-4 Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (v) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 72.30% and (ii) the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period and (B) the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period minus the product of 0.50% and the Pool Balance as of the Cut-off Date.

          "Class M-4 Realized Loss Amortization Amount": As to the Class M-4 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-4 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 4.02(b)(i) through (xiii) hereof, in each case for such Distribution Date.

          "Class M-5 Certificate Margin": For each Distribution Date (i) on or prior to the Optional Termination Date, 0.54% per annum, and (ii) following the Optional Termination Date, 0.81% per annum.

          "Class M-5 Pass-Through Rate": For each Distribution Date, the lesser of (a) One-Month LIBOR as of the related LIBOR Determination Date, plus the Class M-5 Certificate Margin and (b) the Maximum Rate Cap.

          "Class M-5 Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date) and (vi) the Certificate Principal Balance of the Class M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 76.10% and (ii) the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period and (B) the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period minus the product of 0.50% and the Pool Balance as of the Cut-off Date.

          "Class M-5 Realized Loss Amortization Amount": As to the Class M-5 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-5 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 4.02(b)(i) through (xvi) hereof, in each case for such Distribution Date.

          "Class M-6 Certificate Margin": For each Distribution Date (i) on or prior to the Optional Termination Date, 0.67% per annum, and (ii) following the Optional Termination Date, 1.005% per annum.

          "Class M-6 Pass-Through Rate": For each Distribution Date, the lesser of (a) One-Month LIBOR as of the related LIBOR Determination Date, plus the Class M-6 Certificate Margin and (b) the Maximum Rate Cap.

          "Class M-6 Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (vii) the Certificate Principal Balance of the Class M-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 78.90% and (ii) the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period and (B) the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period minus the product of 0.50% and the Pool Balance as of the Cut-off Date.

          "Class M-6 Realized Loss Amortization Amount": As to the Class M-6 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-6 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 4.02(b)(i) through (xix) hereof, in each case for such Distribution Date.

          "Class M-7 Certificate Margin": For each Distribution Date (i) on or prior to the Optional Termination Date, 1.25% per annum, and (ii) following the Optional Termination Date, 1.875% per annum.

          "Class M-7 Pass Through Rate": For each Distribution Date, the lesser of (a) One Month LIBOR as of the related LIBOR Determination Date, plus the Class M-7 Certificate Margin and (b) the Maximum Rate Cap.

          "Class M-7 Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate

Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution
Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution
Date) and (viii) the Certificate Principal Balance of the Class M-7 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 83.00% and (ii) the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period and (B) the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period minus the product of 0.50% and the Pool Balance as of the Cut-off Date.

          "Class M-7 Realized Loss Amortization Amount": As to the Class M-7 Certificates and as of any Distribution Date, the lesser of (x) the aggregate Unpaid Realized Loss Amount for the Class M-7 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 4.02(b)(i) through (xxii) hereof, in each case for such Distribution Date.

          "Class M-8 Certificate Margin": For each Distribution Date (i) on or prior to the Optional Termination Date, 1.45% per annum, and (ii) following the Optional Termination Date, 2.175% per annum.

          "Class M-8 Pass Through Rate": For each Distribution Date, the lesser of (a) One Month LIBOR as of the related LIBOR Determination Date, plus the Class M-8 Certificate Margin and (b) the Maximum Rate Cap.

          "Class M-8 Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (viii) the Certificate Principal Balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date) and (ix) the Certificate Principal Balance of the

Class M-8 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 86.30% and (ii) the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period and (B) the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period minus the product of 0.50% and the Pool Balance as of the Cut-off Date.

          "Class M-8 Realized Loss Amortization Amount": As to the Class M-8 Certificates and as of any Distribution Date, the lesser of (x) the aggregate Unpaid Realized Loss Amount for the Class M-8 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 4.02(b)(i) through (xxv) hereof, in each case for such Distribution Date.

          "Class M-9 Certificate Margin": For each Distribution Date (i) on or prior to the Optional Termination Date, 2.50% per annum, and (ii) following the Optional Termination Date, 3.75% per annum.

          "Class M-9 Pass-Through Rate": For each Distribution Date, the lesser of (a) One-Month LIBOR as of the related LIBOR Determination Date, plus the Class M-9 Certificate Margin and (b) the Maximum Rate Cap.

          "Class M-9 Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (viii) the Certificate Principal Balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (ix) the Certificate Principal Balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date) and (x) the Certificate Principal Balance of the Class M-9 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 88.60% and (ii) the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period and (B) the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period minus the product of 0.50% and the Pool Balance as of the Cut-off Date.

          "Class M-9 Realized Loss Amortization Amount": As to the Class M-9 Certificates and as of any Distribution Date, the lesser of (x) the aggregate Unpaid Realized Loss Amount for the Class M-9 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 4.02(b)(i) through (xxviii) hereof, in each case for such Distribution Date.

          "Class M-10 Certificate Margin": For each Distribution Date (i) on or prior to the Optional Termination Date, 2.50% per annum, and (ii) following the Optional Termination Date, 3.75% per annum.

          "Class M-10 Pass-Through Rate": For each Distribution Date, the lesser of (a) One-Month LIBOR as of the related LIBOR Determination Date, plus the Class M-10 Certificate Margin and (b) the Pool Maximum Rate Cap.

          "Class M-10 Principal Distribution Amount": As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (viii) the Certificate Principal Balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (ix) the Certificate Principal Balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (x) the Certificate Principal Balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date) and (xi) the Certificate Principal Balance of the Class M-10 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 92.00% and (ii) the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period and (B) the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period minus the product of 0.50% and the Pool Balance as of the Cut-off Date.

          "Class M-10 Realized Loss Amortization Amount": As to the Class M-10 Certificates and as of any Distribution Date, the lesser of (x) the aggregate Unpaid Realized Loss Amount for the Class M-10 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 4.02(b)(i) through (xxxi) hereof, in each case for such Distribution Date.

          "Class P Certificate": Any one of the Certificates with a "P" designated on the face thereof substantially in the form annexed hereto as Exhibit C-2, executed by the Trustee on behalf of the Trust and authenticated and delivered by the Certificate Registrar, representing the right to distributions as set forth herein and therein and representing the corresponding REMIC 3 Regular Interest for purposes of the REMIC Provisions.

          "Class R Certificate": The Class R Certificate executed by the Trustee on behalf of the Trust, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit C-3 and evidencing the ownership of the Residual Interest in each of REMIC 1, REMIC 2 and REMIC 3. The Class R Certificate represents the ownership of the Class R-1 Interest, the Class R-2 Interest and the Class R-3 Interest.

          "Class R-1 Interest": The uncertificated residual interest in REMIC 1 for purposes of the REMIC Provisions.

          "Class R-2 Interest": The uncertificated residual interest in REMIC 2 for purposes of the REMIC Provisions.

          "Class R-3 Interest": The uncertificated residual interest in REMIC 3 for purposes of the REMIC Provisions.

          "Class SWAP-IO Interest": An uncertificated interest in the Trust Fund evidencing a REMIC 3 Regular Interest for purposes of the REMIC Provisions.

          "Closing Date": February 28, 2006.

          "Code": The Internal Revenue Code of 1986, as it may be amended from time to time.

          "Collection Account": The account or accounts created and maintained by the Servicer pursuant to Section 3.04, which shall be entitled "Collection Account, National City Home Loan Services, Inc., as Servicer for the Trust under the Pooling and Servicing Agreement dated as of February 1, 2006, among Asset Backed Funding Corporation, as Depositor, National City Home Loan Services, Inc., as Servicer, and Wells Fargo Bank, N.A., as Trustee, in trust for registered Holders of First Franklin Mortgage Loan Trust 2006-FFH1, Asset-Backed Certificates, Series 2006-FFH1," and which must be an Eligible Account.

          "Collection Period": With respect to any Distribution Date, the period from the second day of the calendar month preceding the month in which such Distribution Date occurs through the first day of the month in which such Distribution Date occurs.

          "Commission": The United States Securities and Exchange Commission.

          "Compensating Interest": As defined in Section 3.21 hereof.

          "Compliance Statement": As defined in Section 3.30.

          "Condemnation Proceeds": All awards or settlements in respect of a taking of a Mortgaged Property by exercise of the power of eminent domain or condemnation.

          "Consulting Agreement": The Consulting Agreement, dated as of February 28, 2006, between the Credit Risk Manager and the Depositor.

          "Corporate Trust Office": The principal corporate trust office of the Trustee at which at any particular time its corporate trust business in connection with this Agreement shall be administered, which office at the date of the execution of this instrument is located at (i) for certificate transfer purposes, Wells Fargo Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota, 55479-0113, Attention: Client Manager-ABFC, Series 2006-FFH1 and (ii) for all other purposes, 9062 Old Annapolis Road, Columbia, Maryland 21045,
Attention: Client Manager-ABFC, Series 2006-FFH1 or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor and the Servicer.

          "Corresponding Classes": With respect to REMIC 2 and REMIC 3, the following Classes shall be Corresponding Classes:

CORRESPONDING REMIC 2 CLASSES          CORRESPONDING REMIC 3 CLASSES OR INTEREST
-----------------------------          -----------------------------------------
LT2A1                                  Class A-1
LT2A2                                  Class A-2
LT2A3                                  Class A-3
LT2A4                                  Class A-4
LT2M1                                  Class M-1
LT2M2                                  Class M-2
LT2M3                                  Class M-3
LT2M4                                  Class M-4
LT2M5                                  Class M-5
LT2M6                                  Class M-6
LT2M7                                  Class M-7
LT2M8                                  Class M-8
LT2M9                                  Class M-9
LT2M10                                 Class M-10
LT2P                                   Class P
LT2IO                                  SWAP - IO

          "Credit Risk Management Agreement": The Credit Risk Management Agreement between the Servicer and the Credit Risk Manager dated as of February 28, 2006.

          "Credit Risk Manager": Clayton Fixed Income Services Inc., a Colorado corporation, formerly known as The Murrayhill Company.

          "Credit Risk Manager Fee": The fee payable to the Credit Risk Manager on each Distribution Date for its services as Credit Risk Manager, in an amount equal to the product of (i) one-twelfth of the Credit Risk Manager Fee Rate and
(ii) the Pool Balance as of the opening of business on the first day of the related Collection Period.

          "Credit Risk Manager Fee Rate": With respect to any Distribution Date, 0.015% per annum.

          "Custodian": Wells Fargo Bank, N.A.

          "Cut-off Date": February 1, 2006.

          "Cut-off Date Aggregate Principal Balance": The aggregate of the Cut-off Date Principal Balances of the Mortgage Loans.

          "Cut-off Date Principal Balance": With respect to any Mortgage Loan, the unpaid Principal Balance thereof as of the Cut-off Date after application of funds received or advanced on or before such date (or as of the applicable date of substitution with respect to an Eligible Substitute Mortgage Loan).

          "Debt Service Reduction": With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction resulting from a Deficient Valuation.

          "Defective Mortgage Loan": A Mortgage Loan replaced or to be replaced by one or more Eligible Substitute Mortgage Loans.

          "Deficient Valuation": With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

          "Definitive Certificates": As defined in Section 5.02(c) hereof.

          "Delinquent": Any Mortgage Loan with respect to which the Monthly Payment due on a Due Date is not made by the close of business on the next scheduled Due Date for such Mortgage Loan.

          "Depositor": Asset Backed Funding Corporation, a Delaware corporation, or any successor in interest.

          "Depository": The initial depository shall be The Depository Trust Company, whose nominee is Cede & Co., or any other organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act. The Depository shall initially be the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

          "Depository Participant": A broker, dealer, bank or other financial institution or other person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

          "Determination Date": With respect to any Distribution Date, the 15th day of the calendar month in which such Distribution Date occurs or, if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day.

          "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust other than through an Independent Contractor; provided, however, that the Trustee (or the Servicer under this Agreement) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Servicer under this Agreement) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

          "Disqualified Organization": A "disqualified organization" under
Section 860E of the Code, which as of the Closing Date is any of: (i) the United States, any state or political subdivision thereof, any possession of the United States, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a cooperative described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code, (iii) any organization described in Section 1381(a)(2)(C) of the Code, (iv) a Person with respect to whom the income on a Class R Certificate is allocable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person or (v) any other Person so designated by the Trustee based upon an Opinion of Counsel provided by nationally recognized counsel to the Trustee that the holding of an ownership interest in the Class R Certificate by such Person may cause the Trust Fund or any Person having an ownership interest in any Class of Certificates (other than such Person) to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in the Class R Certificate to such Person.

A corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof if all of its activities are subject to tax and a majority of its board of directors is not selected by a governmental unit. The term "United States," "state" and "international organization" shall have the meanings set forth in Section 7701 of the Code.

          "Distribution Account": The trust account or accounts created and maintained by the Trustee pursuant to Section 3.04(b) which shall be entitled "Distribution Account, Wells Fargo Bank, N.A., as Trustee, in trust for the registered Holders of First Franklin Mortgage Loan Trust 2006-FFH1, Asset-Backed Certificates, Series 2006-FFH1" and which must be an Eligible Account.

          "Distribution Date": The 25th day of any calendar month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in March 2006.

          "Distribution Date Statement": As defined in Section 4.06(a) hereof.

          "Due Date": With respect to each Mortgage Loan and any Distribution Date, the day of the calendar month in which such Distribution Date occurs on which the Monthly Payment for such Mortgage Loan was due, exclusive of any grace period.

          "EDGAR": The Commission's Electronic Data Gathering and Retrieval System.

          "Eligible Account": Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated "A-1+" by S&P, "F-1+" by Fitch and "P-1" (or comparable ratings if S&P, Fitch and Moody's are not the Rating Agencies) by each of the Rating Agencies at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the FDIC, (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity or (iv) an account otherwise acceptable to each Rating Agency without reduction or withdrawal of their then current ratings of the Certificates as evidenced by a letter from each Rating Agency to the Trustee and the NIMS Insurer. Eligible Accounts may bear interest.

          "Eligible Investments": Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued or managed by the Depositor, the Servicer, the NIMS Insurer, the Trustee or any of their respective Affiliates or for which an Affiliate of the Trustee serves as an advisor:

          (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

          (ii) (A) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by or federal funds sold by any depository institution or trust company (including the Trustee or its agents acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short-term uninsured debt rating in one of the two highest available rating categories of S&P and Moody's and the highest available rating category of Fitch and provided that each such investment has an original maturity of no more than 365 days and (B) any other demand or time deposit or deposit which is fully insured by the FDIC;

          (iii) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated "A" or higher by S&P, "A+" or higher by Fitch and "A2" or higher by Moody's; provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (i) above and must (A) be valued daily at current market prices plus accrued interest or
     (B) pursuant to such valuation, be equal, at all times, to 105% of the cash transferred by the Trustee in exchange for such collateral and (C) be delivered to the Trustee or, if the Trustee is supplying the collateral, an agent for the Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

          (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any State thereof and that are rated by each Rating Agency in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

          (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency in its highest short-term unsecured debt rating available at the time of such investment;

          (vi) units of money market funds registered under the Investment Company Act of 1940 (including funds managed or advised by the Trustee or affiliates thereof) that, if rated by each Rating Agency, are rated in its highest rating category (if so rated by such Rating Agency); and

          (vii) if previously confirmed in writing to the Trustee and consented to by the NIMS Insurer, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies in writing as an eligible investment of funds backing securities having ratings equivalent to its highest initial rating of the Senior Certificates;

provided, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

          "Eligible Substitute Mortgage Loan": A mortgage loan substituted for a Defective Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding Principal Balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of the outstanding principal balance of the Defective Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a Mortgage Interest Rate, with respect to a Fixed-Rate Mortgage Loan, not less than the Mortgage Interest Rate of the Defective Mortgage Loan and not more than 2% in excess of the Mortgage Interest Rate of such Defective Mortgage Loan, (iii) have the same Due Date as the Defective Mortgage Loan, (iv) if an Adjustable-Rate Mortgage Loan, have a Maximum Mortgage Interest Rate not less than the Maximum Mortgage Interest Rate for the Defective Mortgage Loan, (v) if an Adjustable-Rate Mortgage Loan, have a Minimum Mortgage Interest Rate not less than the Minimum Mortgage Interest Rate of the Defective Mortgage Loan, (vi) if an Adjustable-Rate Mortgage Loan, have a Gross Margin equal to or greater than the Gross Margin of the Defective Mortgage Loan, (vii) if an Adjustable-Rate Mortgage Loan, have the same Index as the Defective Mortgage Loan, (viii) if an Adjustable-Rate Mortgage Loan, have a next Adjustment Date not more than two months later than the next Adjustment Date on the Defective Mortgage Loan, (ix) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan,
(x) be current as of the date of substitution, (xi) have a Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Defective Mortgage Loan as of such date, (xii) have a risk grading at least equal to the risk grading assigned on the Defective Mortgage Loan, (xiii) have been underwritten or reunderwritten in accordance with the same underwriting criteria and guidelines as the Defective Mortgage Loan, (xiv) have the same lien priority as the Defective Mortgage Loan, (xv) have a Prepayment Charge at least equal in amount and duration of that of the Defective Mortgage Loan, (xvi) not be a Balloon Mortgage Loan if the related Mortgage Loan was not a Balloon Mortgage Loan (and if such related Mortgage Loan is a Balloon Mortgage Loan, such Eligible Substitute Mortgage Loan shall have an original maturity of not less than the original maturity of such related Mortgage Loan), and (xvii) conform to each representation and warranty set forth in Section 3.02 of the Originator Mortgage Loan Purchase Agreement and Section 3.01 of the Mortgage Loan Purchase Agreement applicable to the Defective Mortgage Loan. In the event that one or more mortgage loans are substituted for one or more Defective Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balance, the risk gradings described in clause (xii) hereof shall be satisfied as to each such mortgage loan, the terms described in clause (ix) hereof shall be determined on the basis of weighted average remaining term to maturity, the Loan-to-Value Ratios described in clause
(xi) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (xvii) hereof must be satisfied as to each Eligible Substitute Mortgage Loan or in the aggregate, as the case may be.

          "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

          "ERISA-Restricted Certificates": Any of the Class M, Class CE, Class P and Class R Certificates, and any Class of Certificates that no longer satisfies the applicable rating as required by Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (August 22, 2002) for transactions with mortgage loans with loan-to-value ratios in excess of 100%.

          "Escrow Account": The account or accounts created and maintained pursuant to Section 3.06.

          "Escrow Payments": The amounts constituting ground rents, taxes, assessments, water rates, mortgage insurance premiums, fire and hazard insurance premiums and other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to any Mortgage Loan.

          "Estate in Real Property": A fee simple estate in a parcel of real property.

          "Exchange Act": The Securities Exchange Act of 1934, as amended.

          "Expense Fee Rate": The sum of (i) the Servicing Fee Rate and (ii) the Credit Risk Manager Fee Rate.

          "Extended Period": As defined in Section 9.04(b).

          "Extra Principal Distribution Amount": As of any Distribution Date, the lesser of (x) the Monthly Excess Interest Amount for such Distribution Date and (y) the Overcollateralization Deficiency for such Distribution Date.

          "FDIC": Federal Deposit Insurance Corporation or any successor thereto.

          "Fidelity Bond": Shall have the meaning assigned thereto in Section 3.12.

          "Fitch": Fitch Ratings and its successors, and if such company shall for any reason no longer perform the functions of a securities rating agency, "Fitch" shall be deemed to refer to any other "nationally recognized statistical rating organization" as set forth on the most current list of such organizations released by the Securities and Exchange Commission.

          "Fixed Payer Rate": The fixed rate payable with respect to each of the first 50 Distribution Dates, which is 5.046%.

          "Fixed-Rate Mortgage Loan": A Mortgage Loan which has a constant annual rate at which interest accrues in accordance with the provisions of the related Mortgage Note.

          "Fixed Swap Payment": With respect to any Distribution Date, a fixed amount equal to the related amount set forth in the Interest Rate Swap Agreement.

          "Floating Swap Payment": With respect to any Distribution Date, a floating amount equal to the product of (i) LIBOR (as determined pursuant to the Interest Rate Swap Agreement for such Distribution Date), (ii) the related Swap Notional Amount, and (iii) a fraction, the numerator of which is the actual number of days elapsed from and including the previous Distribution Date to but excluding the current Distribution Date (or, for the first Distribution Date, the actual number of days elapsed from the Closing Date to but excluding the first Distribution Date), and the denominator of which is 360.

          "Foreclosure Price": The amount reasonably expected to be received from the sale of the related Mortgaged Property net of any expenses associated with foreclosure proceedings.

          "Form 8-K Disclosure Information": As defined in Section 3.32(d).

          "Gross Margin": With respect to each Adjustable-Rate Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage Interest Rate for such Adjustable-Rate Mortgage Loan.

          "Indenture": An indenture relating to the issuance of net interest margin notes secured entirely or in part by all or a portion of the Class CE Certificates and the Class P Certificates, which may or may not be guaranteed by the NIMS Insurer.

          "Independent": When used with respect to any specified Person, any such Person who (i) is in fact independent of the Depositor, the Servicer and their respective Affiliates, (ii) does not have any direct financial interest in or any material indirect financial interest in the Depositor or the Servicer or any Affiliate thereof, and (iii) is not connected with the Depositor or the Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor or the Servicer or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor or the Servicer or any Affiliate thereof, as the case may be. When used with respect to any accountants, a Person who is "independent" within the meaning of Rule 2-01(B) of the Commission's Regulation S-X.

          "Independent Contractor": Either (i) any Person (other than the Servicer) that would be an "independent contractor" with respect to the Trust Fund within the meaning of Section 856(d)(3) of the Code if the Trust Fund were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35 percent or more of any Class of Certificates), so long as the Trust Fund does not receive or derive any income from such Person and provided that the relationship between such Person and the Trust Fund is at arm's length, all within the meaning of Treasury Regulations Section 1.856-4(b)(5), or (ii) any other Person (including the Servicer) if the Trustee has received an Opinion of Counsel, which Opinion of Counsel shall be an expense of the Trust Fund, to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

          "Index": With respect to each Adjustable-Rate Mortgage Loan and with respect to each related Adjustment Date, the index as specified in the related Mortgage Note.

          "Initial Certificate Principal Balance": With respect to any Certificate of a Class other than a Class CE or Class R Certificate, the amount designated "Initial Certificate Principal Balance" on the face thereof.

          "Initial Overcollateralization Amount": $19,511,434.25.

          "Insurance Proceeds": Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans held for its own account, subject to the terms and conditions of the related Mortgage Note and Mortgage.

          "Interest Accrual Period": With respect to any Distribution Date and each Class of Class A and Class M Certificates, the period from the preceding Distribution Date (or, in the case of the first Distribution Date, the period from the Closing Date) to the day prior to the current Distribution Date .

          "Interest Carry Forward Amount": For any Class of Class A and Class M Certificates and any Distribution Date, the sum of (a) the excess, if any, of the Accrued Certificate Interest and any Interest Carry Forward Amount for the prior Distribution Date, over the amount in respect of interest actually distributed on such Class on such prior Distribution Date and (b) interest on such excess at the applicable Certificate Interest Rate for the actual number of days elapsed on the basis of a 360-day year since the prior Distribution Date.

          "Interest Percentage": With respect to any Class of Class A and Class M Certificates and any Distribution Date, the ratio (expressed as a decimal carried to six places) of the Accrued Certificate Interest for such Class to the sum of the Accrued Certificate Interest for all Classes of Class A and Class M Certificates, in each case with respect to such Distribution Date, without regard to Prepayment Interest Shortfalls (not covered by Compensating Interest payments) and Relief Act Interest Shortfalls.

          "Interest Rate Swap Agreement": The 1992 ISDA Master Agreement (Multicurrency-Cross Border) dated as of February 28, 2006 (together with the schedule thereto, the Master Agreement) between the Swap Provider and the Supplemental Interest Trust Trustee, an ISDA Credit Support Annex (Bilateral Form-New York Law) as of the same date, which supplements, forms part of, and is subject to the Master Agreement, and a confirmation of the same date, which supplements and forms part of the Master Agreement, the form of which has been attached hereto as Exhibit N.

          "Interest Remittance Amount": As of any Distribution Date, (A) the sum, without duplication, of (i) all interest due and collected or advanced with respect to the related Collection Period on the Mortgage Loans received by the Servicer on or prior to the Determination Date for such Distribution Date (less the Servicing Fee, amounts available for reimbursement of Advances and Servicing Advances pursuant to Section 3.05 and expenses reimbursable pursuant to Section 6.03), (ii) all Compensating Interest paid by the Servicer on the related Distribution

Date with respect to such Mortgage Loans, (iii) the portion of any payment in connection with any Principal Prepayment (other than any Prepayment Interest Excess), substitution, Purchase Price, Termination Price, Insurance Proceeds or Net Liquidation Proceeds relating to interest with respect to such Mortgage Loans received during the related Prepayment Period and (iv) the portion of any Reimbursement Amount relating to interest with respect to such Mortgage Loans received during the related Prepayment Period less (B) any amounts payable to the Supplemental Interest Trust for payment to the Swap Provider (including any Net Swap Payment and any Swap Termination Payment owed to the Swap Provider, but excluding any Swap Termination Payment owed to the Swap Provider resulting from a Swap Provider Trigger Event).

          "Late Collections": With respect to any Mortgage Loan, all amounts received subsequent to the Determination Date immediately following any related Collection Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of principal and/or interest due (without regard to any acceleration of payments under the related Mortgage and Mortgage
Note) but delinquent on a contractual basis for such Collection Period and not previously recovered.

          "LIBOR Business Day": Any day on which banks in London, England and New York City are open and conducting transactions in foreign currency and exchange.

          "LIBOR Determination Date": With respect to the Class A and Class M Certificates, (i) for the first Distribution Date, the second LIBOR Business Day preceding the Closing Date and (ii) for each subsequent Distribution Date, the second LIBOR Business Day prior to the immediately preceding Distribution Date.

          "Liquidated Mortgage Loan": As to any Distribution Date, any Mortgage Loan in respect of which the Servicer has determined, in accordance with the servicing procedures specified herein, as of the end of the related Prepayment Period, that all Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds which it expects to recover with respect to the liquidation of the Mortgage Loan or disposition of the related REO Property have been recovered.

          "Liquidation Proceeds": The amount (other than amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the Servicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation or (ii) the liquidation of a defaulted Mortgage Loan by means of a trustee's sale, foreclosure sale or otherwise.

          "Liquidation Report": The report with respect to a Liquidated Mortgage Loan in such form as is agreed to by the Servicer and the Trustee listing (i) the sale price of the related Mortgaged Property or amount of the REO Disposition, (ii) the amount of any Realized Loss (or gain) with respect to such Liquidated Mortgage Loan, (iii) the expenses relating to the liquidation of such Liquidated Mortgage Loan and (iv) such other information as is agreed to by the Servicer and the Trustee.

          "Loan-to-Value Ratio": For any Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the Principal Balance of the Mortgage Loan at origination the denominator of which is the Value of the related Mortgaged Property.

          "Losses": As defined in Section 9.03.

          "Lost Note Affidavit": With respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, an affidavit from the Sponsor certifying that the original Mortgage Note has been lost, misplaced or destroyed (together with a copy of the related Mortgage Note and indemnifying the Trust against any loss, cost or liability resulting from the failure to deliver the original Mortgage Note) in the form of Exhibit H hereto.

          "Majority Certificateholders": The Holders of Certificates evidencing at least 51% of the Voting Rights.

          "Majority Class CE Certificateholders": The Holders of Class CE Certificates evidencing at least a 51% Percentage Interest in the Class CE Certificates.

          "Marker Rate": With respect to the Class CE REMIC 3 Regular Interest and the Class CE Certificates and any Distribution Date, a per annum rate equal to two (2) times the weighted average of the Uncertificated REMIC 2 Pass-Through Rates for REMIC 2 Regular Interest LT2A1, REMIC 2 Regular Interest LT2A2, REMIC 2 Regular Interest LT2A3, REMIC 2 Regular Interest LT2A4, REMIC 2 Regular Interest LT2M1, REMIC 2 Regular Interest LT2M2, REMIC 2 Regular Interest LT2M3, REMIC 2 Regular Interest LT2M4, REMIC 2 Regular Interest LT2M5, REMIC 2 Regular Interest LT2M6, REMIC 2 Regular Interest LT2M7, REMIC 2 Regular Interest LT2M8, REMIC 2 Regular Interest LT2M9, REMIC 2 Regular Interest LT2M10, REMIC 2 Regular Interest LT2ZZ, (i) with the rate on each such REMIC 2 Regular Interest (other than REMIC 2 Regular Interest LT2ZZ) subject to a cap equal to the lesser of (a) LIBOR plus the Certificate Margin of its Corresponding Class and (b) the Pool Cap for the purposes of this calculation and (ii) with the rate on REMIC 2 Regular Interest LT2ZZ subject to a cap of zero for the purpose of this calculation; provided, however, that for this purpose, calculations of the Uncertificated REMIC 2 Pass-Through Rate and the related caps with respect to each such REMIC 2 Regular Interest (other than REMIC 2 Regular Interest LT2ZZ) shall be multiplied by a fraction, the numerator of which is the actual number of days in the Interest Accrual Period and the denominator of which is 30.

          "Maximum LT2ZZ Uncertificated Accrued Interest Deferral Amount": With respect to any Distribution Date, the excess of (a) accrued interest at the Uncertificated REMIC 2 Pass-Through Rate applicable to REMIC 2 Regular Interest LT2ZZ for such Distribution Date on a balance equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2ZZ minus the REMIC 2 Overcollateralized Amount, in each case for such Distribution Date, over (b) Uncertificated Accrued Interest on REMIC 2 Regular Interest LT2A1, REMIC 2 Regular Interest LT2A2, REMIC 2 Regular Interest LT2A3, REMIC 2 Regular Interest LT2A4, REMIC 2 Regular Interest LT2M1, REMIC 2 Regular Interest LT2M2, REMIC 2 Regular Interest LT2M3, REMIC 2 Regular Interest LT2M4, REMIC 2 Regular Interest LT2M5, REMIC 2 Regular Interest LT2M6, REMIC 2 Regular Interest LT2M7, REMIC 2 Regular Interest LT2M8, REMIC

2 Regular Interest LT2M9, and REMIC 2 Regular Interest LT2M10, each subject to a cap equal to the lesser of (i) LIBOR plus the Certificate Margin of the related Corresponding Class for the purpose of this calculation and (ii) the Pool Cap; provided, however, that for this purpose, calculations of the Uncertificated REMIC 2 Pass-Through Rate and the related caps with respect to Uncertificated Accrued Interest on REMIC 2 Regular Interest LT2A1, REMIC 2 Regular Interest LT2A2, REMIC 2 Regular Interest LT2A3, REMIC 2 Regular Interest LT2A4, REMIC 2 Regular Interest LT2M1, REMIC 2 Regular Interest LT2M2, REMIC 2 Regular Interest LT2M3, REMIC 2 Regular Interest LT2M4, REMIC 2 Regular Interest LT2M5, REMIC 2 Regular Interest LT2M6, REMIC 2 Regular Interest LT2M7, REMIC 2 Regular Interest LT2M8, REMIC 2 Regular Interest LT2M9, and REMIC 2 Regular Interest LT2M10, shall be multiplied by a fraction, the numerator of which is the actual number of days in the Interest Accrual Period and the denominator of which is 30.

          "Maximum Mortgage Interest Rate": With respect to each Adjustable-Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Interest Rate thereunder.

          "Maximum Net Rate": The weighted average of the Net Maximum Mortgage Interest Rates of the Mortgage Loans, weighted on the basis of the Principal Balances of the Mortgage Loans as of the first day of the related Collection Period.

          "Maximum Rate Cap": With respect to any Distribution Date, a per annum rate (not less than zero), adjusted by multiplying such rate by a fraction equal to 30 over the actual number of days in the related Interest Accrual Period, equal to the average of the Net Maximum Mortgage Interest Rates for the Adjustable-Rate Mortgage Loans and the Net Mortgage Interest Rates for the Fixed-Rate Mortgage Loans, weighted on the basis of the Principal Balances of the Mortgage Loans as of the first day of the related Collection Period less (x) the Net Swap Payment or Swap Termination Payment, if any, made to the Swap Provider (only if such Swap Termination Payment is not due to a Swap Provider Trigger Event) expressed as a percentage, equal to a fraction, the numerator of which is equal to the Net Swap Payment or Swap Termination Payment made to the Swap Provider by the Supplemental Interest Trust multiplied by 12, and the denominator of which is equal to the Principal Balances of the Mortgage Loans as of the first day of the related Collection Period plus (y) a percentage, equal to a fraction, the numerator of which is equal to any Net Swap Payment made by the Swap Provider multiplied by 12, and the denominator of which is equal to the Principal Balances of the Mortgage Loans as of the first day of the related Collection Period.

          "MERS": Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor to it.

          "Minimum Mortgage Interest Rate": With respect to each Adjustable-Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the minimum Mortgage Interest Rate thereunder.

          "Monthly Excess Cashflow Amount": The sum of the Monthly Excess Interest Amount, the Overcollateralization Release Amount and (without duplication) any portion of the Principal Distribution Amount remaining after principal distributions on the Class A and Class M Certificates.

          "Monthly Excess Interest Amount": With respect to each Distribution Date, the amount, if any, by which the related Interest Remittance Amount for such Distribution Date exceeds the aggregate amount distributed on such Distribution Date pursuant to paragraphs (i) through (xiii) under Section 4.01.

          "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related Mortgagor from time to time under the related Mortgage Note, determined: (a) after giving effect to (i) any Deficient Valuation and/or Debt Service Reduction with respect to such Mortgage Loan and (ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act or similar state laws; (b) without giving effect to any extension granted or agreed to by the Servicer pursuant to Section 3.01; and (c) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

          "Moody's": Moody's Investors Service, Inc. and its successors and if such company shall for any reason no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other "nationally recognized statistical rating organization" as set forth on the most current list of such organizations released by the Securities and Exchange Commission.

          "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on, or first priority security interest in, a Mortgaged Property securing a Mortgage Note.

          "Mortgage File": The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

          "Mortgage Interest Rate": With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note, which rate (i) in the case of each Fixed-Rate Mortgage Loan shall remain constant at the rate set forth in the Mortgage Loan Schedule as the Mortgage Interest Rate in effect immediately following the Cut-off Date and (ii) in the case of each Adjustable-Rate Mortgage Loan (A) as of any date of determination until the first Adjustment Date following the Cut-off Date shall be the rate set forth in the Mortgage Loan Schedule as the Mortgage Interest Rate in effect immediately following the Cut-off Date and (B) as of any date of determination thereafter shall be the rate as adjusted on the most recent Adjustment Date, to equal the sum, rounded as provided in the Mortgage Note, of the Index, determined as set forth in the related Mortgage Note, plus the related Gross Margin subject to the limitations set forth in the related Mortgage Note. With respect to each Mortgage Loan that becomes an REO Property, as of any date of determination, the annual rate determined in accordance with the immediately preceding sentence as of the date such Mortgage Loan became an REO Property.

          "Mortgage Loan": Each mortgage loan transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.03(d) as from time to time held as a part of the Trust Fund, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

          "Mortgage Loan Purchase Agreement": The agreement between the Sponsor and the Depositor, dated as of February 28, 2006, regarding the transfer of the Mortgage Loans by the Sponsor to or at the direction of the Depositor, a copy of which is attached hereto as Exhibit G-2.

          "Mortgage Loan Schedule": As of any date with respect to the Mortgage Loans, the lists of such Mortgage Loans included in the Trust Fund on such date, separately identifying the Mortgage Loans. The Mortgage Loan Schedule shall set forth the following information with respect to each Mortgage Loan:

          (1)       the Mortgage Loan identifying number;

          (2)       the state and zip code of the Mortgaged Property;

          (3)       [Reserved]

          (4) the occupancy status of the Mortgaged Property at origination;

          (5)       the original months to maturity;

          (6)       the date of origination;

          (7)       the first payment date;

          (8)       the stated maturity date;

          (9) the stated remaining months to maturity from the Cut-off Date based on the original amortization schedule;

          (10)      the original principal amount of the Mortgage Loan;

          (11) the Principal Balance of each Mortgage Loan as of the Cut-off Date;

          (12) the Mortgage Interest Rate of the Mortgage Loan as of the Cut-off Date;

          (13) the current principal and interest payment of the Mortgage Loan as of the Cut-off Date;

          (14)      the contractual interest paid to date of the Mortgage Loan;

          (15)      the Loan-to-Value Ratio at origination and as of the Cut-off
                    Date;

          (16) a code indicating the loan performance status of the Mortgage Loan as of the Cut-off Date;

          (17) a code indicating whether the Mortgage Loan is an Adjustable-Rate Mortgage Loan or a Fixed-Rate Mortgage Loan;

          (18) for each Adjustable-Rate Mortgage Loan, a code indicating the Index that is associated with such Mortgage Loan;

          (19)      for each Adjustable-Rate Mortgage Loan, the Gross Margin;

          (20)      for each Adjustable-Rate Mortgage Loan, the Periodic Rate
                    Cap;

          (21) for each Adjustable-Rate Mortgage Loan, the Minimum Mortgage Interest Rate;

          (22) for each Adjustable-Rate Mortgage Loan, the Maximum Mortgage Interest Rate;

          (23) the type of Prepayment Charge and the terms of such Prepayment Charge;

          (24) for each Adjustable-Rate Mortgage Loan, the first Adjustment Date immediately following the Cut-off Date;

          (25) for each Adjustable-Rate Mortgage Loan, the rate adjustment frequency;

          (26) for each Adjustable-Rate Mortgage Loan, the payment adjustment frequency;

          (27)      the purpose of the Mortgage Loan; and

          (28) a code indicating whether the Mortgage Loan has an interest-only period and the term of such interest-only period.

          The Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date, with respect to the Mortgage Loans in the aggregate: (1) the number of Mortgage Loans; (2) the aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average months to maturity of the Mortgage Loans. The Mortgage Loan Schedule shall be amended from time to time in accordance with the provisions of this Agreement and a copy of such amended Mortgage Loan Schedule shall be furnished by the Servicer to the NIMS Insurer. With respect to any Eligible Substitute Mortgage Loan, Cut-off Date shall refer to the applicable date of substitution.

          "Mortgage Note": The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

          "Mortgage Pool": The pool of Mortgage Loans, identified on the Mortgage Loan Schedule from time to time, and any REO Properties acquired in respect thereof.

          "Mortgaged Property": The underlying property securing a Mortgage Loan, including any REO Property, consisting of an Estate in Real Property improved by a Residential Dwelling.

          "Mortgagor": The obligor on a Mortgage Note.

          "Net Liquidation Proceeds": With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property (including REO Property) the related Liquidation Proceeds net of unreimbursed Advances, unreimbursed Servicing Advances and accrued and unpaid Servicing Fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

          "Net Maximum Mortgage Interest Rate": With respect to any (a) Adjustable-Rate Mortgage Loan, the applicable Maximum Mortgage Interest Rate less the Expense Fee Rate and (b) Fixed-Rate Mortgage Loan, the Mortgage Interest Rate for such Mortgage Loan less the Expense Fee Rate.

          "Net Mortgage Interest Rate": With respect to any Mortgage Loan, the Mortgage Interest Rate borne by such Mortgage Loan minus the Expense Fee Rate.

          "Net Swap Payment": In the case of payments made by the Supplemental Interest Trust, the excess, if any, of (x) the Fixed Swap Payment over (y) the Floating Swap Payment and in the case of payments made to the Supplemental Interest Trust by the Swap Provider, the excess, if any, of (x) the Floating Swap Payment over (y) the Fixed Swap Payment. In each case, the Net Swap Payment shall not be less than zero.

          "New Lease": Any lease of REO Property entered into on behalf of the Trust, including any lease renewed or extended on behalf of the Trust if the Trust has the right to renegotiate the terms of such lease.

          "NIMS Insurer": Any insurer that is guaranteeing certain payments under notes secured by collateral which includes all or a portion of the Class CE, Class P and Class R Certificates.

          "Nonrecoverable Advance": Any Advance or Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan that, in the good faith business judgment of the Servicer, will not or, in the case of a proposed Advance or Servicing Advance, would not be ultimately recoverable from Late Collections on such Mortgage Loan as provided herein.

          "Notional Amount": With respect to the Class CE Certificates and the Class CE REMIC 3 Regular Interest, a notional amount equal to the aggregate principal balance of the REMIC 2 Regular Interests other than REMIC 2 Regular Interest LT2P.

          "Offered Certificates": The Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates.

          "Officers' Certificate": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a vice president (however denominated) or a principal, and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Servicer, the Sponsor or the Depositor, as applicable.

          "One-Month LIBOR": With respect to each Interest Accrual Period, the rate determined by the Trustee on the related LIBOR Determination Date on the basis of the offered rate for one-month United States dollar deposits, as such rate appears on the Telerate Page 3750, as of 11:00 a.m. (London time) on such LIBOR Determination Date. If no such quotations are available on an LIBOR Determination Date, One-Month LIBOR for the related Interest Accrual Period will be established by the Trustee as follows:

          (i) If on such LIBOR Determination Date two or more Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 0.001%);

          (ii) If on such LIBOR Determination Date fewer than two Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Depositor and the NIMS Insurer, as of 11:00 A.M., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts equal to the aggregate Certificate Principal Balance of the Class A and Class M Certificates; and

          (iii) If no such quotations can be obtained, One-Month LIBOR for the related Interest Accrual Period shall be One-Month LIBOR for the prior Distribution Date.

          The establishment of One-Month LIBOR on each LIBOR Determination Date by the Trustee and the Trustee's calculation of the rate of interest applicable to the Class A and Class M Certificates for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding.

          "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be a salaried counsel for the Depositor or the Servicer except that any opinion of counsel relating to (a) the qualification of any REMIC as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of Independent counsel.

          "Optional Termination Date": The first Distribution Date on which the NIMS Insurer, if there is a NIMS Insurer, the Majority Class CE
Certificateholders or, if such Majority Class CE Certificateholder is the Sponsor or is an affiliate of the Sponsor, the Servicer, may opt to terminate the Mortgage Pool pursuant to Section 10.01.

          "Original Class Certificate Principal Balance": With respect to each Class of Certificates, the Certificate Principal Balance thereof on the Closing Date, as set forth opposite the corresponding Class of REMIC 3 Regular Interest in the Preliminary Statement, except with respect to the Class CE and Class R Certificates, which have an Original Class Certificate Principal Balance of zero. With respect to any Class A, Class M, or Class P REMIC 3 Regular Interest, the amount set forth opposite such Class in the Preliminary Statement. The Class CE REMIC 3 Regular Interest, solely for REMIC purposes, has an Original Class Certificate Principal Balance equal to the Initial Overcollateralization Amount.

          "Originator": First Franklin Financial Corporation and its successors.

          "Originator Mortgage Loan Purchase Agreement": The Flow Sale and Servicing Agreement, dated as of November 1, 2005, by and between the Sponsor, as purchaser, First Franklin Financial Corporation, as seller, and National City Home Loan Services, Inc., as servicer, a copy of which is attached hereto as Exhibit G-2.

          "Originator Prepayment Charge Payment Amount": The amount payable by the Originator pursuant to Section 4.21(b) of the Originator Mortgage Loan Purchase Agreement in respect of certain Prepayment Charges that are not collected from the related Mortgagor, which amounts shall not be part of any REMIC formed hereunder.

          "Overcollateralization Amount": As of any Distribution Date, the excess, if any, of (x) the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period over (y) the aggregate Certificate Principal Balance of the Class A, Class M and Class P Certificates (after taking into account all distributions of principal on such Distribution Date and the increase of any Certificate Principal Balance as a result of Subsequent Recoveries).

          "Overcollateralization Deficiency": As of any Distribution Date, the excess, if any, of (x) the Targeted Overcollateralization Amount for such Distribution Date over (y) the Overcollateralization Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the Certificate Principal Balances of all Classes of Class A, Class M and Class P Certificates resulting from the distribution of the Principal Distribution Amount (but not the Extra Principal Distribution Amount) on such Distribution Date, but prior to taking into account any Applied Realized Loss Amount on such Distribution Date.

          "Overcollateralization Release Amount": With respect to any Distribution Date after the Stepdown Date on which a Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal distribution on the Class A and Class M Certificates on such Distribution Date, over (ii) the Targeted Overcollateralization Amount for such Distribution Date. With respect to any Distribution Date on which a Trigger Event is in effect, the Overcollateralization Release Amount will be zero.

          "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

          "Pass-Through Rate": Any of the Class A-1 Pass-Through Rate, the Class A-2 Pass-Through Rate, the Class A-3 Pass-Through Rate, the Class A-4 Pass-Through Rate, the Class M-1 Pass-Through Rate, the Class M-2 Pass-Through Rate, the Class M-3 Pass-Through

Rate, the Class M-4 Pass-Through Rate, the Class M-5 Pass-Through Rate and the Class M-6 Pass-Through Rate, the Class M-7 Pass-Through Rate, the Class M-8 Pass-Through Rate, the Class M-9 Pass-Through Rate, and the Class M-10 Pass-Through Rate; in the case of any REMIC 2 Regular Interest, the Uncertificated REMIC 2 Pass-Through Rate; and in the case of any REMIC 3 Regular Interest, the "Class Interest Rate" set forth in the Preliminary Statement.

          With respect to the Class CE Certificates and any Distribution Date, a per annum rate equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amounts calculated pursuant to clauses (A) through
(R) below, and the denominator of which is the aggregate of the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2AA, REMIC 2 Regular Interest LT2A1, REMIC 2 Regular Interest LT2A2, REMIC 2 Regular Interest LT2A3, REMIC 2 Regular Interest LT2A4, REMIC 2 Regular Interest LT2M1, REMIC 2 Regular Interest LT2M2, REMIC 2 Regular Interest LT2M3, REMIC 2 Regular Interest LT2M4, REMIC 2 Regular Interest LT2M5, REMIC 2 Regular Interest LT2M6, REMIC 2 Regular Interest LT2M7, REMIC 2 Regular Interest LT2M8, REMIC 2 Regular Interest LT2M9, REMIC 2 Regular Interest LT2M10, and REMIC 2 Regular Interest LT2ZZ. For purposes of calculating the Pass-Through Rate for the Class CE Certificates, the numerator is equal to the sum of the following components:

          (A) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2AA minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2AA;

          (B) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2A1 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2A1;

          (C) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2A2 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2A2;

          (D) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2A3 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2A3;

          (E) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2A4 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2A4;

          (F) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2M1 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2M1;

          (G) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2M2 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2M2;

          (H) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2M3 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2M3;

          (I) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2M4 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2M4;

          (J) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2M5 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2M5;

          (K) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2M6 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2M6;

          (L) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2M7 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2M7;

          (M) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2M8 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2M8;

          (N) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2M9 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2M9;

          (O) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2M10 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2M10;

          (P) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2ZZ minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2ZZ; and

          (Q)       100% of the Interest on REMIC 2 Regular Interest LT2P.

          The Class SWAP-IO Interest shall not have a Pass-Through Rate, but interest for such regular interest and each Distribution Date shall be an amount equal to 100% of the amounts distributable to REMIC 2 Regular Interest LT2IO for such Distribution Date.

          "Paying Agent": Any paying agent appointed pursuant to Section 5.05.

          "Percentage Interest": With respect to any Certificate (other than a Class CE or Class R Certificate), a fraction, expressed as a percentage, the numerator of which is the Initial Certificate Principal Balance, as the case may be, represented by such Certificate and the denominator of which is the Original Class Certificate Principal Balance of the related Class. With respect to a Class CE Certificate, the portion of the Class evidenced thereby, expressed as a percentage, as stated on the face of such Certificate; provided, however, that the sum of all such percentages for each such Class totals 100%. With respect to the Class R Certificate, 100%.

          "Periodic Rate Cap": With respect to each Adjustable-Rate Mortgage Loan and any Adjustment Date therefor, the fixed percentage set forth in the related Mortgage Note, which is the maximum amount by which the Mortgage Interest Rate for such Mortgage Loan may increase or decrease (without regard to the Maximum Mortgage Interest Rate or the Minimum Mortgage Interest Rate) on such Adjustment Date from the Mortgage Interest Rate in effect immediately prior to such Adjustment Date.

          "Permitted Transferee": Any transferee of a Class R Certificate other than a Disqualified Organization, a non-U.S. Person or a U.S. Person with respect to whom income on the Class R Certificate is attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person.

          "Person": Any individual, corporation, partnership, joint venture, association, joint stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

          "Pool Balance": As of any date of determination, the aggregate Principal Balance of the Mortgage Loans.

          "Pool Cap": As of any Distribution Date and for any Certificate, a per annum rate, adjusted by multiplying such rate by a fraction equal to 30 over the actual number of days elapsed in the related Interest Accrual Period, equal to
(x) the weighted average of the Net Mortgage Interest Rates for the Mortgage Loans, weighted on the basis of the Principal Balances of the Mortgage Loans as of the first day of the related Collection Period less (y) any Net Swap Payment or Swap Termination Payment, if any, deposited into the Supplemental Interest Trust for payment to the Swap Provider (only if such Swap Termination Payment is not due to a Swap Provider Trigger Event) expressed as a percentage, equal to a fraction, the numerator of which is equal to the Net Swap Payment or Swap Termination Payment deposited into the Supplemental Interest Trust for payment to the Swap Provider multiplied by 12, and the denominator of which is equal to the Pool Balance. For any Distribution Date with respect to the REMIC 3 Regular Interests, the ownership of which is represented by the Certificates, and for purposes of calculating the Marker Rate, the weighted average (adjusted for the actual number of days elapsed in the related Interest Accrual Period) of the Uncertificated REMIC 2 Pass-Through Rate on the REMIC 2 Regular Interests (other than the Class LT2IO Interest), weighted on the basis of the Uncertificated Balance of each such REMIC 2 Regular Interest.

          "Prepayment Charge": With respect to any Prepayment Period, any prepayment premium, penalty or charge collected by the Servicer from a Mortgagor in connection with any voluntary Principal Prepayment in full pursuant to the terms of the related Mortgage Note as from time to time held as a part of the Trust Fund, the Prepayment Charges so held being identified in the Mortgage Loan Schedule (other than any Originator Prepayment Charge Payment Amount or Servicer Prepayment Charge Payment Amount).

          "Prepayment Interest Excess": With respect to any Distribution Date, for each Mortgage Loan that was the subject of a Principal Prepayment in full during the portion of the related Prepayment Period beginning on the first day of the calendar month in which such Distribution Date occurs through the Determination Date of the calendar month in which such Distribution Date occurs, an amount equal to interest (to the extent received) at the applicable Mortgage Interest Rate (net of the Servicing Fee Rate) on the amount of such Principal Prepayment for the number of days commencing on the first day of the calendar month in which such Distribution Date occurs and ending on the date on which such prepayment is so applied.

          "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Mortgage Loan that was the subject of a Principal Prepayment during the portion of the related Prepayment Period occurring in the prior calendar month that was applied by the Servicer to reduce the outstanding Principal Balance of such Mortgage Loan on a date preceding the related Due Date, an amount equal to interest at the applicable Mortgage Interest Rate (net of the Servicing Fee Rate) on the amount of such Principal Prepayment for the number of days commencing on the date on which the Principal Prepayment is applied and ending on the last day of the related calendar month in which such Principal Prepayment was received.

          "Prepayment Period": With respect to any Distribution Date and a Mortgage Loan, the period commencing on the day after the Determination Date in the calendar month preceding the calendar month in which such Distribution Date occurs (or, in the case of the first Distribution Date, on February 1, 2006) and ending on the Determination Date in the calendar month in which such Distribution Date occurs.

          "Principal Balance": As to any Mortgage Loan and any day, other than a Liquidated Mortgage Loan, the related Cut-off Date Principal Balance, minus the sum of (i) all collections and other amounts credited against the principal balance of any such Mortgage Loan, (ii) the principal portion of Advances, (iii) any Deficient Valuation and (iv) any principal reduction resulting from a Servicer Modification. For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Principal Balance equal to the Principal Balance of the related Mortgage Loan as of the final recovery of related Liquidation Proceeds and a Principal Balance of zero thereafter. As to any REO Property and any day, the Principal Balance of the related Mortgage Loan immediately prior to such Mortgage Loan becoming REO Property minus any REO Principal Amortization received with respect thereto on or prior to such day.

          "Principal Distribution Amount": As to any Distribution Date, the sum of (i) the Principal Remittance Amount minus the Overcollateralization Release Amount, if any, and (ii) the Extra Principal Distribution Amount, if any.

          "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

          "Principal Remittance Amount": With respect to any Distribution Date, to the extent of funds available therefor, (A) the amount equal to the sum (less amounts available for reimbursement of Advances and Servicing Advances pursuant to Section 3.05 and expenses reimbursable pursuant to Section 6.03) of: (i) each payment of principal on a Mortgage Loan due during the related Collection Period and received by the Servicer on or prior to the related Determination Date, and any Advances with respect thereto, (ii) all full and partial Principal Prepayments of Mortgage Loans received by the Servicer during the related Prepayment Period, (iii) Insurance Proceeds, Subsequent Recoveries and Net Liquidation Proceeds allocable to principal actually collected by the Servicer during the related Prepayment Period with respect to the Mortgage Loans, (iv) the portion of the Purchase Price allocable to principal of all repurchased Mortgage Loans with respect to such Prepayment Period, (v) any Substitution Adjustment Amounts received during the related Prepayment Period with respect to Mortgage Loans and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with Section 10.01 hereof, that portion of the Termination Price in respect of principal less (B) to the extent any amounts payable to the Supplemental Interest Trust for payment to the Swap Provider (including any Net Swap Payment and any Swap Termination Payment owed to the Swap Provider but excluding any Swap Termination Payment owed to the Swap Provider resulting from a Swap Provider Trigger Event) exceed the Interest Remittance Amount for such Distribution Date (without giving effect to clause
(B) of the definition of Interest Remittance Amount), the amount of such excess.

          "Private Certificates": Any of the Class CE, Class P and Class R Certificates.

          "Prospectus Supplement": That certain Prospectus Supplement dated February 24, 2006 relating to the public offering of the Offered Certificates.

          "Purchase Price": With respect to any Mortgage Loan or REO Property to be purchased pursuant to or as contemplated by Section 2.03 or 10.01, an amount equal to the sum of (i) 100% of the Principal Balance thereof as of the date of purchase (or such other price as provided in Section 10.01), (ii) in the case of
(x) a Mortgage Loan, accrued interest on such Principal Balance at the applicable Mortgage Interest Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an Advance by the Servicer, which payment or Advance had as of the date of purchase been distributed pursuant to Section 4.01, through the end of the calendar month in which the purchase is to be effected, and (y) an REO Property, accrued interest at the applicable Mortgage Interest Rate on its fair market value, determined in good faith by the Servicer, (iii) any unreimbursed Servicing Advances and Advances and any unpaid Servicing Fees allocable to such Mortgage Loan or REO Property (to the extent not included under clause (ii)), (iv) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan or REO Property pursuant to Section 3.13, (v) in the case of a Mortgage Loan required to be purchased pursuant to Section 2.03, expenses reasonably incurred or to be incurred by the Servicer or the Trustee in respect of the breach or defect giving rise to the purchase obligation, and (vi) any costs and damages incurred by the Trust in connection with any violation by such Mortgage Loan of any predatory or abusive lending law.

          "Rating Agency or Rating Agencies": Fitch, Moody's and S&P, or their respective successors. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating organizations as set forth on the most current list of such organizations released by the Securities and Exchange Commission and designated by the Depositor, notice of which designation shall be given to the Trustee and the Servicer.

          "Realized Loss": With respect to a Liquidated Mortgage Loan, the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of Net Liquidation Proceeds applied to the principal balance of the related Mortgage Loan. With respect to any Mortgage Loan, a Deficient Valuation or a reduction in the Principal Balance thereof resulting from a Servicer Modification.

          "Realized Loss Amortization Amount": Any of the Class M-1 Realized Loss Amortization Amount, the Class M-2 Realized Loss Amortization Amount, the Class M-3 Realized Loss Amortization Amount, the Class M-4 Realized Loss Amortization Amount, the Class M-5 Realized Loss Amortization Amount, the Class M-6 Realized Loss Amortization Amount, the Class M-7 Realized Loss Amortization Amount, the Class M-8 Realized Loss Amortization Amount, the Class M-9 Realized Loss Amortization Amount and the Class M-10 Realized Loss Amortization Amount.

          "Record Date": With respect to all of the Certificates (other than the Class CE, Class P and Class R Certificates), the Business Day immediately preceding such Distribution Date; provided, however, that if any such Certificate becomes a Definitive Certificate, the Record Date for such Certificate shall be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs. With respect to the Class CE, Class P and Class R Certificates, the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

          "Reference Banks": Those banks (i) with an established place of business in London, England, (ii) not controlling, under the control of or under common control with the Depositor or the Trustee, (iii) whose quotations appear on the Telerate Page 3750 on the relevant LIBOR Determination Date and (iv) which have been designated as such by the Trustee; provided, however, that if fewer than two of such banks provide a One-Month LIBOR rate, then any leading banks selected by the Trustee which are engaged in transactions in United States dollar deposits in the international Eurocurrency market.

          "Regular Certificate": Any of the Class A Certificates, Class M Certificates, Class CE Certificates and the Class P Certificates.

          "Regulation AB": Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss. 229.1100 - 229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Red. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

          "Reimbursement Amount": With respect to any Mortgage Loan, any costs or damages incurred by the Trust in connection with a breach of (i) the Originator's representation set forth in Section 3.02(i) of the Originator Mortgage Loan Purchase Agreement and (ii) the Sponsor's representations set forth in Section 3.01(i) of the Mortgage Loan Purchase Agreement.

          "Related Documents": With respect to any Mortgage Loan, the related Mortgage Notes, Mortgages and other related documents.

          "Relevant Servicing Criteria": The Servicing Criteria applicable to the various parties, as set forth on Exhibit Q attached hereto. For clarification purposes, multiple parties can have responsibility for the same Relevant Servicing Criteria. With respect to a Servicing Function Participant engaged by the Trustee, the Custodian or the Servicer, the term "Relevant Servicing Criteria" may refer to a portion of the Relevant Servicing Criteria applicable to such parties.

          "Relief Act": The Servicemembers Civil Relief Act, as it may be amended from time to time.

          "Relief Act Interest Shortfall": With respect to any Distribution Date, for any Mortgage Loan with respect to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Collection Period as a result of the application of the Relief Act or similar state or local laws, the amount by which (i) interest collectible on such Mortgage Loan during such Collection Period is less than (ii) one month's interest on the Principal Balance of such Mortgage Loan at the Mortgage Interest Rate for such Mortgage Loan before giving effect to the application of the Relief Act or similar state or local laws.

          "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

          "REMIC 1 Regular Interest": REMIC 1 Regular Interest I and REMIC 1 Regular Interest I-1-A through REMIC 1 Regular Interest I-50-B as designated in the Preliminary Statement hereto. Each REMIC 1 Regular Interest shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

          "REMIC 2 Interest Loss Allocation Amount": With respect to any Distribution Date, an amount equal to (a) the product of (i) the sum of the Pool Balance and related REO Properties then outstanding and (ii) the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2AA minus the Marker Rate, divided by (b) 12.

          "REMIC 2 Overcollateralization Target Amount": 1.00% of the Targeted Overcollateralization Amount.

          "REMIC 2 Overcollateralized Amount": With respect to any date of determination, (i) the aggregate Uncertificated Principal Balances of the REMIC 2 Regular Interests minus (ii) the aggregate of the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2A1, REMIC 2 Regular Interest LT2A2, REMIC 2 Regular Interest LT2A3, REMIC 2 Regular Interest LT2A4, REMIC 2 Regular Interest LT2M1, REMIC 2 Regular Interest LT2M2, REMIC 2 Regular Interest LT2M3, REMIC 2 Regular Interest LT2M4, REMIC 2 Regular Interest LT2M5, REMIC 2 Regular Interest LT2M6, REMIC 2 Regular Interest LT2M7, REMIC 2 Regular Interest LT2M8, REMIC 2 Regular Interest LT2M9, REMIC 2 Regular Interest LT2M10 and REMIC 2 Regular Interest LT2P, in each case as of such date of determination.

          "REMIC 2 Principal Loss Allocation Amount": With respect to any Distribution Date, an amount equal to (a) the product of (i) the Pool Balance and related REO Properties then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the aggregate of the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2A1, REMIC 2 Regular Interest LT2A2, REMIC 2 Regular Interest LT2A3, REMIC 2 Regular Interest LT2A4, REMIC 2 Regular Interest LT2M1, REMIC 2 Regular Interest LT2M2, REMIC 2 Regular Interest LT2M3, REMIC 2 Regular Interest LT2M4, REMIC 2 Regular Interest LT2M5, REMIC 2 Regular Interest LT2M6, REMIC 2 Regular Interest LT2M7, REMIC 2 Regular Interest LT2M8, REMIC 2 Regular Interest LT2M9 and REMIC 2 Regular Interest LT2M10 and the denominator of which is the aggregate of the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2A1, REMIC 2 Regular Interest LT2A2, REMIC 2 Regular Interest LT2A3, REMIC 2 Regular Interest LT2A4, REMIC 2 Regular Interest LT2M1, REMIC 2 Regular Interest LT2M2, REMIC 2 Regular Interest LT2M3, REMIC 2 Regular Interest LT2M4, REMIC 2 Regular Interest LT2M5, REMIC 2 Regular Interest LT2M6, REMIC 2 Regular Interest LT2M7, REMIC 2 Regular Interest LT2M8, REMIC 2 Regular Interest LT2M9, REMIC 2 Regular Interest LT2M10 and REMIC 2 Regular Interest LT2ZZ.

          "REMIC 2 Regular Interest LT2A1": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a regular interest in REMIC 2 for purposes of the REMIC Provisions. REMIC 2 Regular Interest LT2A1 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

          "REMIC 2 Regular Interest LT2A2": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a regular interest in REMIC 2 for purposes of the REMIC Provisions. REMIC 2 Regular Interest LT2A2 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

          "REMIC 2 Regular Interest LT2A3": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a regular interest in REMIC 2 for purposes of the REMIC Provisions. REMIC 2 Regular Interest LT2A3 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

          "REMIC 2 Regular Interest LT2A4": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a regular interest in REMIC 2 for purposes of the REMIC Provisions. REMIC 2 Regular Interest LT2A4 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

          "REMIC 2 Regular Interest LT2AA": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a regular interest in REMIC 2 for purposes of the REMIC Provisions. REMIC 2 Regular Interest LT2AA shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

          "REMIC 2 Regular Interest LT2IO": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a regular interest in REMIC 2 for purposes of the REMIC Provisions. REMIC 2 Regular Interest LT2IO shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time subject to the terms and conditions hereof, based on its Uncertificated Notional Balance.

          "REMIC 2 Regular Interest LT2M1": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a regular interest in REMIC 2 for purposes of the REMIC Provisions. REMIC 2 Regular Interest LT2M1 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

          "REMIC 2 Regular Interest LT2M2": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a regular interest in REMIC 2 for purposes of the REMIC Provisions. REMIC 2 Regular Interest LT2M2 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

          "REMIC 2 Regular Interest LT2M3": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a regular interest in REMIC 2 for purposes of the REMIC Provisions. REMIC 2 Regular Interest LT2M3 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

          "REMIC 2 Regular Interest LT2M4": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a regular interest in REMIC 2 for purposes of the REMIC Provisions. REMIC 2 Regular Interest LT2M4 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

          "REMIC 2 Regular Interest LT2M5": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a regular interest in REMIC 2 for purposes of the REMIC Provisions. REMIC 2 Regular Interest LT2M5 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

          "REMIC 2 Regular Interest LT2M6": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a regular interest in REMIC 2 for purposes of the REMIC Provisions. REMIC 2 Regular Interest LT2M6 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

          "REMIC 2 Regular Interest LT2M7": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a regular interest in REMIC 2 for purposes of the REMIC Provisions. REMIC 2 Regular Interest LT2M7 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

          "REMIC 2 Regular Interest LT2M8": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a regular interest in REMIC 2 for purposes of the REMIC Provisions. REMIC 2 Regular Interest LT2M8 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

          "REMIC 2 Regular Interest LT2M9": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a regular interest in REMIC 2 for purposes of the REMIC Provisions. REMIC 2 Regular Interest LT2M9 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

          "REMIC 2 Regular Interest LT2M10": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a regular interest in REMIC 2 for purposes of the REMIC Provisions. REMIC 2 Regular Interest LT2M10 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

          "REMIC 2 Regular Interest LT2P": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a regular interest in REMIC 2 for purposes of the REMIC Provisions. REMIC 2 Regular Interest LT2P shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

          "REMIC 2 Regular Interest LT2ZZ": One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a regular interest in REMIC 2 for purposes of the REMIC Provisions. REMIC 2 Regular Interest LT2ZZ shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

          "REMIC 2 Regular Interests": REMIC 2 Regular Interest LT2AA, REMIC 2 Regular Interest LT2A1, REMIC 2 Regular Interest LT2A2, REMIC 2 Regular Interest LT2A3, REMIC 2 Regular Interest LT2A4, REMIC 2 Regular Interest LT2M1, REMIC 2 Regular Interest LT2M2, REMIC 2 Regular Interest LT2M3, REMIC 2 Regular Interest LT2M4, REMIC 2 Regular Interest LT2M5, REMIC 2 Regular Interest LT2M6, REMIC 2 Regular Interest LT2M7, REMIC 2 Regular Interest LT2M8, REMIC 2 Regular Interest LT2M9, REMIC 2 Regular Interest LT2M10, REMIC 2 Regular Interest LT2P, REMIC 2 Regular Interest LT2IO and REMIC 2 Regular Interest LT2ZZ.

          "REMIC 3 Regular Interests": The REMIC regular interests in REMIC 3 as set forth and designated in the Preliminary Statement, each of which corresponds to a Class of Certification with the same designation.

          "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

          "REMIC Uncertificated Pass-Through Rate": The Uncertificated REMIC 1 Pass-Through Rate or the Uncertificated REMIC 2 Pass-Through Rate.

          "Remittance Report": A report prepared by the Servicer and delivered to the Trustee and the NIMS Insurer pursuant to Section 4.07, containing the information attached hereto as Exhibit M.

          "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code.

          "REO Disposition": The sale or other disposition of an REO Property on behalf of the Trust.

          "REO Imputed Interest": As to any REO Property, for any Collection Period, an amount equivalent to interest (at the Net Mortgage Interest Rate that would have been applicable to the related Mortgage Loan had it been outstanding) for such Collection Period on the unpaid Principal Balance of the Mortgage Loan as of the date of acquisition.

          "REO Principal Amortization": With respect to any REO Property, for any calendar month, the aggregate of all amounts received in respect of such REO Property during such calendar month, whether in the form of rental income, sale proceeds (including, without limitation, that portion of the Termination Price paid in connection with a purchase of all of the Mortgage Loans and REO Properties pursuant to Section 10.01 that is allocable to such REO Property) or otherwise, net of any portion of such amounts (i) payable pursuant to Section
3.13 in respect of the proper operation, management and maintenance of such REO Property or (ii) payable or reimbursable to the Servicer pursuant to Section
3.13 for unpaid Servicing Fees in respect of the related Mortgage Loan and unreimbursed Servicing Advances and Advances in respect of such REO Property or the related Mortgage Loan.

          "REO Property": A Mortgaged Property acquired by the Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure, as described in Section 3.13.

          "Reportable Event": As defined in Section 3.32(d).

          "Reporting Servicer": As defined in Section 3.32(c).

          "Request for Release": A release signed by a Servicing Officer, in the form of Exhibit E attached hereto.

          "Residential Dwelling": Any one of the following: (i) a detached one-family dwelling, (ii) a detached two- to four-family dwelling, (iii) a one-family dwelling unit in a condominium project, (iv) a manufactured home, or
(v) a one-family dwelling in a planned unit development or a townhouse, none of which is a co-operative or mobile home.

          "Residual Interest": The sole Class of "residual interests" in each REMIC within the meaning of Section 860G(a)(2) of the Code.

          "Responsible Officer": When used with respect to the Trustee, any officer assigned to the Corporate Trust Division (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and in each case having direct responsibility for the administration of this Agreement.

          "S&P": Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and its successors, and if such company shall for any reason no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other "nationally recognized statistical rating organization" as set forth on the most current list of such organizations released by the Securities and Exchange Commission.

          "Sarbanes-Oxley Certification": As defined in Section 3.32(e).

          "Senior Certificates": The Class A-1, Class A-2, Class A-3 and Class A-4 Certificates.

          "Senior Enhancement Percentage": For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balance of the Class M Certificates and (ii) the Overcollateralization Amount, in each case before taking into account payments of principal on the Mortgage Loans and the distribution of the Principal Distribution Amount on such Distribution Date by (y) the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period.

          "Senior Principal Distribution Amount": With respect to any Distribution Date (i) before the Stepdown Date or as to which a Trigger Event is in effect, the Principal Distribution Amount and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (b) the lesser of (1) the product of (y) 45.10% and (z) the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period and (2) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period exceeds the product of (y) 0.50% and (z) the Pool Balance as of the Cut-off Date.

          "Servicer": National City Home Loan Services, Inc., a Delaware corporation, or any successor servicer appointed as herein provided, in its capacity as Servicer hereunder.

          "Servicer Event of Termination": One or more of the events described in Section 7.01.

          "Servicer Modification": A modification to the terms of a Mortgage Loan, in accordance with the terms of Section 3.01, as to which the Mortgagor is in default or as to which, in the judgment of the Servicer, default is reasonably foreseeable.

          "Servicer Prepayment Charge Payment Amount": The amount payable by the Servicer in respect of any waived Prepayment Charges pursuant to Section 3.01, which amount shall be equal to the difference between the amount of Prepayment Charge due by a Mortgagor before any waiver and the actual amount of the Prepayment Charge that was paid by the Mortgagor, which amounts shall not be a part of any REMIC formed hereunder.

          "Servicer Remittance Date": With respect to any Distribution Date, the 20th calendar day of the month in which such Distribution Date occurs, or if such day is not a Business Day, the immediately succeeding Business Day.

          "Servicing Advances": All customary, reasonable and necessary "out of pocket" costs and expenses incurred by the Servicer (including reasonable attorneys' fees and disbursements) in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration, inspection and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the REO Property and (iv) compliance with the obligations under Section 3.08.

          "Servicing Criteria": The criteria set forth in paragraph (d) of Item 1122 of Regulation AB, as such criteria may be amended from time to time.

          "Servicing Fee": With respect to each Mortgage Loan (including each REO Property) and for any calendar month, an amount equal to one month's interest (or in the event of any payment of interest which accompanies a Principal Prepayment in full made by the Mortgagor during such calendar month, interest for the number of days covered by such payment of interest) at the Servicing Fee Rate on the same principal amount on which interest on such Mortgage Loan accrues for such calendar month. The Servicing Fee shall be payable monthly and shall be prorated on a per diem basis for any portion of a month during which such Mortgage Loan is serviced hereunder.

          "Servicing Fee Rate": With respect to each Mortgage Loan, 0.50% per annum.

          "Servicing Function Participant": Any Subcontractor utilized by the Servicer, the Trustee or the Custodian that is "participating in the servicing function" within the meaning of Item 1122 of Regulation AB.

          "Servicing Officer": Any representative or officer of the Servicer involved in, or responsible for, the administration and servicing of Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished by the Servicer to the Trustee and the Depositor on the Closing Date, as such list may from time to time be amended.

          "Servicing Standard": The standards set forth in Section 3.01.

          "Similar Law": As defined in Section 5.02(d) hereof.

          "Sponsor": Bank of America, National Association, or its successor in interest, in its capacity as seller under the Mortgage Loan Purchase Agreement.

          "Startup Day": As defined in Section 9.01(b) hereof.

          "Stayed Funds": Any payment required to be made under the terms of the Certificates and this Agreement but which is not remitted by the Servicer because the Servicer is the subject of a proceeding under the Bankruptcy Code and the making of such remittance is prohibited by Section 362 of the Bankruptcy Code.

          "Stepdown Date": The earlier to occur of (i) the Distribution Date following the Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates is reduced to zero and (ii) the later to occur of (x) the Distribution Date in March 2009 and (y) the Distribution Date on which the Senior Enhancement Percentage is greater than or equal to 54.90%.

          "Subcontractor": Any vendor, subcontractor or other Person that is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Servicer, the Trustee or the Custodian; provided, however, that "Subcontractor" shall not include a lockbox provider or a tax or insurance tracking provider; provided, further, that if, pursuant to interpretive guidance provided by the Commission or its staff or consensus among participants in the asset-backed securities market, any of such parties is determined to be a Subcontractor, such party shall be a Subcontractor.

          "Subordinated Certificates": The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class CE and Class R Certificates.

          "Subordination Depletion Date": The Distribution Date on which the aggregate Certificate Principal Balance of the Class M Certificates is reduced to zero.

          "Subsequent Recovery": Any amount (net of reimbursable expenses) received on a Mortgage Loan subsequent to such Mortgage Loan being determined to be a Liquidated Mortgage Loan that resulted in a Realized Loss in a prior month.

          "Subservicer": Any Person that services Mortgage Loans on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement that are identified in Item 1122(d) of Regulation AB.

          "Substitution Adjustment": As defined in Section 2.03(c) hereof.

          "Supplemental Interest Trust": The corpus of a trust created pursuant to Section 4.09 of this Agreement and designated as the "Supplemental Interest Trust," consisting of the Interest Rate Swap Agreement, the Class SWAP-IO Interest, the Supplemental Interest Trust Trustee's rights under the Interest Rate Swap Agreement, the Swap Account and the right to receive payments in respect of the Class IO Distribution Amount. The Supplemental Interest Trust is not an asset of any REMIC created hereunder.

          "Supplemental Interest Trust Trustee": Wells Fargo Bank, N.A., a national banking association organized under the laws of the United States, or any successor Supplemental Interest Trust Trustee appointed as herein provided.

          "Swap Account": The account or accounts created and maintained pursuant to Section 4.09. The Swap Account must be an Eligible Account.

          "Swap LIBOR": A per annum rate equal to the floating rate payable by the Swap Provider under the Interest Rate Swap Agreement.

          "Swap Notional Balance": With respect to each Distribution Date, an amount equal to the amount set forth for such period on Schedule I of the Interest Rate Swap Agreement.

          "Swap Provider": The Bank of New York.

          "Swap Provider Trigger Event": A Swap Termination Payment that is triggered upon: (i) an Event of Default under the Interest Rate Swap Agreement with respect to which the Swap Provider is a Defaulting Party (as defined in the Interest Rate Swap Agreement) or (ii) a Termination Event under the Interest Rate Swap Agreement with respect to which the Swap Provider is the sole Affected Party (as defined in the Interest Rate Swap Agreement).

          "Swap Termination Payment": The payment due under the Interest Rate Swap Agreement upon the early termination of the Interest Rate Swap Agreement.

          "Targeted Overcollateralization Amount": As of any Distribution Date,
(x) prior to the Stepdown Date, 4.00% of the Pool Balance of the Mortgage Loans as of the Cut-off Date and (y) on and after the Stepdown Date, (i) if a Trigger Event has not occurred, the greater of (A) 8.00% of the Pool Balance of the Mortgage Loans as of the last day of the related Collection Period after giving effect to Principal Prepayments in the related Prepayment Period and (B) 0.50% of the Pool Balance of the Mortgage Loans as of the Cut-off Date and (ii) if a Trigger Event has occurred, the Targeted Overcollateralization Amount for the immediately preceding Distribution Date.

          "Tax Matters Person": The tax matters person appointed pursuant to
Section 9.01(e) hereof.

          "Tax Returns": The federal income tax returns on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of the REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust for each of the two REMICs created pursuant to this Agreement under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

          "Telerate Page 3750": The display page currently so designated on the Reuters Telerate Service (or such other page as may replace the Telerate Page 3750 page on that service for the purpose of displaying London interbank offered rates of major banks).

          "Termination Price": As defined in Section 10.01(a) hereof.

          "Trigger Event": With respect to any Distribution Date on or after the Stepdown Date, if (i) the Average 60+ Day Delinquency Ratio equals or exceeds 29.14% of the Senior Enhancement Percentage or (ii) the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Collection Period (reduced by the aggregate amount of Subsequent Recoveries received since the Cut-off Date through the last day of the related Collection Period) divided by the Pool Balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

      DISTRIBUTION DATE OCCURRING IN                            PERCENTAGE
     --------------------------------          ---------------------------------------------
     March 2008 through February 2009          1.60% for the first month, plus an additional
                                                1/12th of 2.05% for each month thereafter
     March 2009 through February 2010          3.65% for the first month, plus an additional
                                                1/12th of 2.05% for each month thereafter
     March 2010 through February 2011          5.70% for the first month, plus an additional
                                                1/12th of 1.65% for each month thereafter
     March 2011 through February 2012          7.35% for the first month, plus an additional
                                                1/12th of 0.85% for each month thereafter
     March 2012 through February 2013          8.20% for the first month, plus an additional
                                                1/12th of 0.05% for each month thereafter
     March 2013 and thereafter                                     8.25%

          "Trust": First Franklin Mortgage Loan Trust 2006-FFH1, the trust created hereunder.

          "Trust Fund": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to a portion of which three REMIC elections are to be made, such entire Trust Fund consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof (other than scheduled payments due on the Mortgage Loans prior to the Cut-off Date),
(ii) any REO Property, together with all collections thereon and proceeds thereof, (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof, (iv) the Depositor's rights under the Originator Mortgage Loan Purchase Agreement, the Assignment, Assumption and Recognition Agreement and the Mortgage Loan Purchase Agreement (including any security interest created hereby), and (v) the Collection Account, the Distribution Account and the Cap Carryover Reserve Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto.

          "Trust REMIC": Any of REMIC 1, REMIC 2 or REMIC 3.

          "Trustee": Wells Fargo Bank, N.A., and its successors in interest and, if a successor trustee is appointed hereunder, such successor.

          "Uncertificated Accrued Interest": With respect to each REMIC 1 Regular Interest or REMIC 2 Regular Interest on each Distribution Date, an amount equal to one month's interest at the related Uncertificated REMIC 1 Pass-Through Rate or Uncertificated REMIC 2 Pass-Through Rate on the Uncertificated Principal Balance or Uncertificated Notional Amount of such REMIC 1 Regular Interest or REMIC 2 Regular Interest. With respect to each REMIC 3 Regular Interest on each Distribution Date, an amount equal to one month's interest at the related "Class Interest Rate" designated in the Preliminary Statement on the related Certificate Principal Balance, Uncertificated Notional Amount, or Notional Amount, as applicable. In each case, Uncertificated Accrued Interest will be reduced by any Prepayment Interest Shortfalls and Relief Act Interest Shortfalls (allocated to such REMIC 1 Regular Interest, REMIC 2 Regular Interest, or REMIC 3 Regular Interest based on their respective entitlements to interest irrespective of any Prepayment Interest Shortfalls and Relief Act Interest Shortfalls for such Distribution Date).

          "Uncertificated Balance": The amount of any REMIC Regular Interest (other than REMIC 2 Regular Interest LT2IO and the Class SWAP-IO Interest) outstanding as of any date of determination. As of the Closing Date, the Uncertificated Balance of each REMIC Regular Interest (other than REMIC 2 Regular Interest LT2IO and the Class SWAP-IO Interest or other than as specified in the following paragraphs) shall equal the amount set forth in the Preliminary Statement hereto as its initial uncertificated balance. On each Distribution Date, the Uncertificated Balance of each REMIC Regular Interest (other than REMIC 2 Regular Interest LTIO and the Class SWAP-IO Interest) shall be reduced by all distributions of principal made on such REMIC Regular Interest on such Distribution Date pursuant to Section 4.08 and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized Losses as provided in Section 4.08. The Uncertificated Balance of REMIC 2 Regular Interest LT2ZZ shall be increased by interest deferrals as provided in
Section 4.08. The Uncertificated Balance of each REMIC Regular Interest shall never be less than zero.

          "Uncertificated Lower-Tier Interest": Any of the REMIC 1 Regular Interests or REMIC 2 Regular Interests.

          "Uncertificated Notional Amount": With respect to REMIC 2 Regular Interest LT2IO and each Distribution Date listed below, a notional amount equal to the aggregate Uncertificated Principal Balance of the REMIC 1 Regular Interests ending with the designation "A" listed below:

     DISTRIBUTION
         DATE        REMIC 1 REGULAR INTERESTS
     ------------    -------------------------
           1         I-1-A through I-50-A
           2         I-2-A through I-50-A
           3         I-3-A through I-50-A
           4         I-4-A through I-50-A
           5         I-5-A through I-50-A
           6         I-6-A through I-50-A
           7         I-7-A through I-50-A
           8         I-8-A through I-50-A
           9         I-9-A through I-50-A
          10         I-10-A through I-50-A
          11         I-11-A through I-50-A
          12         I-12-A through I-50-A
          13         I-13-A through I-50-A
          14         I-14-A through I-50-A
          15         I-15-A through I-50-A
          16         I-16-A through I-50-A
          17         I-17-A through I-50-A
          18         I-18-A through I-50-A
          19         I-19-A through I-50-A
          20         I-20-A through I-50-A
          21         I-21-A through I-50-A
          22         I-22-A through I-50-A
          23         I-23-A through I-50-A
          24         I-24-A through I-50-A
          25         I-25-A through I-50-A

     DISTRIBUTION
         DATE        REMIC 1 REGULAR INTERESTS
     ------------    -------------------------
          26         I-26-A through I-50-A
          27         I-27-A through I-50-A
          28         I-28-A through I-50-A
          29         I-29-A through I-50-A
          30         I-30-A through I-50-A
          31         I-31-A through I-50-A
          32         I-32-A through I-50-A
          33         I-33-A through I-50-A
          34         I-34-A through I-50-A
          35         I-35-A through I-50-A
          36         I-36-A through I-50-A
          37         I-37-A through I-50-A
          38         I-38-A through I-50-A
          39         I-39-A through I-50-A
          40         I-40-A through I-50-A
          41         I-41-A through I-50-A
          42         I-42-A through I-50-A
          43         I-43-A through I-50-A
          44         I-44-A through I-50-A
          45         I-45-A through I-50-A
          46         I-46-A through I-50-A
          47         I-47-A through I-50-A
          48         I-48-A through I-50-A
          49         I-49-A and I-50-A
          50         I-50-A
      Thereafter     $0.00

          With respect to the Class Swap-IO Interest and any Distribution Date, an amount equal to the Uncertificated Notional Amount of REMIC 2 Regular Interest LT2IO.

          "Uncertificated REMIC 1 Pass-Through Rate": With respect to REMIC 1 Regular Interest I, a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans. With respect to each REMIC 1 Group 1 Regular Interest ending with the designation "A", a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans multiplied by 2, subject to a maximum rate of the Fixed Payer Rate multiplied by
2. With respect to each REMIC 1 Group 1 Regular Interest ending with the designation "B", a per annum rate equal to the excess, if any, of (i) 2 multiplied by the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans over (ii) the Fixed Payer Rate multiplied by 2 (or 0.00% if there is no such excess).

          "Uncertificated REMIC 2 Pass-Through Rate": With respect to REMIC 2 Regular Interest LT2AA, REMIC 2 Regular Interest LT2A1, REMIC 2 Regular Interest LT2A2, REMIC 2 Regular Interest LT2A3, REMIC 2 Regular Interest LT2A4, REMIC 2 Regular Interest LT2M1, REMIC 2 Regular Interest LT2M2, REMIC 2 Regular Interest LT2M3, REMIC 2 Regular Interest LT2M4, REMIC 2 Regular Interest LT2M5, REMIC 2 Regular Interest LT2M6, REMIC 2 Regular Interest LT2M7, REMIC 2 Regular Interest LT2M8, REMIC 2 Regular Interest LT2M9, REMIC 2 Regular Interest LT2M10, REMIC 2 Regular Interest LT2P and REMIC 2 Regular Interest LT2ZZ, a per annum rate (but not less than zero) equal to the weighted average of: (x) with respect to REMIC 1 Regular Interest I, REMIC 1 Regular Interest and each REMIC 1 Regular Interest ending with the designation "B", the weighted average of the Uncertificated REMIC 1 Pass-Through Rates for such REMIC 1 Regular Interests, weighted on the basis of the Uncertificated Balances of such REMIC 1 Regular Interests for each such Distribution Date and (y) with respect to REMIC 1 Regular Interests ending with the designation "A", for each Distribution Date listed below, the weighted average of the rates listed below for each such REMIC 1 Regular Interest listed below, weighted on the basis of the Uncertificated Principal Balances of each such REMIC 1 Regular Interest for each such Distribution Date:

 DISTRIBUTION
     DATE           REMIC 1 REGULAR INTEREST                                 RATE
-------------    -----------------------------   --------------------------------------------------------
       1         I-1-A through I-50-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

       2         I-2-A through I-50-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A                           Uncertificated REMIC 1 Pass-Through Rate

       3         I-3-A through I-50-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A and I-2-A                 Uncertificated REMIC 1 Pass-Through Rate

       4         I-4-A through I-50-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-3-A             Uncertificated REMIC 1 Pass-Through Rate

       5         I-5-A through I-50-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-4-A             Uncertificated REMIC 1 Pass-Through Rate

       6         I-6-A through I-50-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-5-A             Uncertificated REMIC 1 Pass-Through Rate

       7         I-7-A through I-50-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-6-A             Uncertificated REMIC 1 Pass-Through Rate

       8         I-8-A through I-50-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-7-A             Uncertificated REMIC 1 Pass-Through Rate

       9         I-9-A through I-50-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-8-A             Uncertificated REMIC 1 Pass-Through Rate

      10         I-10-A through I-50-A           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-9-A             Uncertificated REMIC 1 Pass-Through Rate

      11         I-11-A through I-50-A           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-10-A            Uncertificated REMIC 1 Pass-Through Rate

      12         I-12-A through I-50-A           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-11-A            Uncertificated REMIC 1 Pass-Through Rate

      13         I-13-A through I-50-A           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-12-A            Uncertificated REMIC 1 Pass-Through Rate
                                                 Uncertificated REMIC 1 Pass-Through Rate

 DISTRIBUTION
     DATE           REMIC 1 REGULAR INTEREST                                 RATE
-------------    -----------------------------   --------------------------------------------------------
      14         I-14-A through I-50-A           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-13-A            Uncertificated REMIC 1 Pass-Through Rate

      15         I-15-A through I-50-A           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-14-A            Uncertificated REMIC 1 Pass-Through Rate

      16         I-16-A through I-50-A           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-15-A            Uncertificated REMIC 1 Pass-Through Rate

      17         I-17-A through I-50-A           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-16-A            Uncertificated REMIC 1 Pass-Through Rate

      18         I-18-A through I-50-A           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-17-A            Uncertificated REMIC 1 Pass-Through Rate

      19         I-19-A through I-50-A           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-18-A            Uncertificated REMIC 1 Pass-Through Rate

      20         I-20-A through I-50-A           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-19-A            Uncertificated REMIC 1 Pass-Through Rate

      21         I-21-A through I-50-A           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-20-A            Uncertificated REMIC 1 Pass-Through Rate

      22         I-22-A through I-50-A           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-21-A            Uncertificated REMIC 1 Pass-Through Rate

      23         I-23-A through I-50-A           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-22-A            Uncertificated REMIC 1 Pass-Through Rate

      24         I-24-A through I-50-A           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-23-A            Uncertificated REMIC 1 Pass-Through Rate

      25         I-25-A through I-50-A           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-24-A            Uncertificated REMIC 1 Pass-Through Rate

      26         I-26-A through I-50-A           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-25-A            Uncertificated REMIC 1 Pass-Through Rate

 DISTRIBUTION
     DATE           REMIC 1 REGULAR INTEREST                                 RATE
-------------    -----------------------------   --------------------------------------------------------
      27         I-27-A through I-50-A           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-26-A            Uncertificated REMIC 1 Pass-Through Rate

      28         I-28-A through I-50-A           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-27-A            Uncertificated REMIC 1 Pass-Through Rate

      29         I-29-A through I-50-A           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-28-A            Uncertificated REMIC 1 Pass-Through Rate

      30         I-30-A through I-50-A           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-29-A            Uncertificated REMIC 1 Pass-Through Rate

      31         I-31-A through I-50-A           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-30-A            Uncertificated REMIC 1 Pass-Through Rate

      32         I-32-A through I-50-A           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-31-A            Uncertificated REMIC 1 Pass-Through Rate

      33         I-33-A through I-50-A           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-32-A            Uncertificated REMIC 1 Pass-Through Rate

      34         I-34-A through I-50-A           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-33-A            Uncertificated REMIC 1 Pass-Through Rate

      35         I-35-A through I-50-A           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-34-A            Uncertificated REMIC 1 Pass-Through Rate

      36         I-36-A through I-50-A           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-35-A            Uncertificated REMIC 1 Pass-Through Rate

      37         I-37-A through I-50-A           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-36-A            Uncertificated REMIC 1 Pass-Through Rate

      38         I-38-A through I-50-A           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-37-A            Uncertificated REMIC 1 Pass-Through Rate

      39         I-39-A through I-50-A           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-38-A            Uncertificated REMIC 1 Pass-Through Rate

      40         I-40-A through I-50-A           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-39-A            Uncertificated REMIC 1 Pass-Through Rate

 DISTRIBUTION
     DATE           REMIC 1 REGULAR INTEREST                                 RATE
-------------    -----------------------------   --------------------------------------------------------
      41         I-41-A through I-50-A           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-40-A            Uncertificated REMIC 1 Pass-Through Rate

      42         I-42-A through I-50-A           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-41-A            Uncertificated REMIC 1 Pass-Through Rate

      43         I-43-A through I-50-A           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-42-A            Uncertificated REMIC 1 Pass-Through Rate

      44         I-44-A through I-50-A           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-43-A            Uncertificated REMIC 1 Pass-Through Rate

      45         I-45-A through I-50-A           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-44-A            Uncertificated REMIC 1 Pass-Through Rate

      46         I-46-A through I-50-A           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-45-A            Uncertificated REMIC 1 Pass-Through Rate

      47         I-47-A through I-50-A           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-46-A            Uncertificated REMIC 1 Pass-Through Rate

      48         I-48-A through I-50-A           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-47-A            Uncertificated REMIC 1 Pass-Through Rate

      49         I-49-A and I-50-A               2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-48-A            Uncertificated REMIC 1 Pass-Through Rate

      50         I-50-A                          2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                 Uncertificated REMIC 1 Pass-Through Rate

                 I-1-A through I-49-A            Uncertificated REMIC 1 Pass-Through Rate

  thereafter     I-1-A through I-50-A            Uncertificated REMIC 1 Pass-Through Rate

          With respect to REMIC 2 Regular Interest LT2IO, and (i) the first Distribution Date through the 50th Distribution Date, the excess, if any, of (x) the weighted average of the Uncertificated REMIC 1 Pass-Through Rates for REMIC 1 Regular Interests including the designation "A," over (y) 2 multiplied by Swap LIBOR (or 0.00% if there is no such excess) and (ii) thereafter, 0.00%.

          "United States Person" or "U.S. Person": (i) A citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury Regulations provide otherwise), (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury Regulations, certain Trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person; provided, that for purposes of the definition of a "Permitted Transferee," a U.S. Person shall not include any person whose income is attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person.

          "Unpaid Realized Loss Amount": For any of the Class M Certificates and as to any Distribution Date, the excess of (x) the aggregate Applied Realized Loss Amounts allocated to such Class for all prior Distribution Dates over (y) the sum of (a) the cumulative amount of any Subsequent Recoveries allocated to such Class and (b) the aggregate Realized Loss Amortization Amounts with respect to such Class for all prior Distribution Dates.

          "Value": With respect to any Mortgaged Property, the lesser of (a) an amount determined by an appraisal done at origination of the Mortgage Loan and
(b) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a refinanced Mortgage Loan, the value of the Mortgaged Property is based solely upon clause (a) above.

          "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. The Voting Rights allocated among Holders of the Class A and Class M Certificates shall be 98%, and shall be allocated among each such Class according to the fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of all the Certificates of such Class then outstanding and the denominator of which is the aggregate Certificate Principal Balance of all the Class A and Class M Certificates then outstanding. The Voting Rights allocated to each such Class of Certificates shall be allocated among all holders of each such Class in proportion to the outstanding Certificate Principal Balance of such Certificates; provided, however, that any Certificate registered in the name of the Servicer, the Depositor or the Trustee or any of their respective affiliates shall not be included in the calculation of Voting Rights; provided that only such Certificates as are known by a Responsible Officer of the Trustee to be so registered will be so excluded. One percent of all the Voting Rights will be allocated to the Holders of each of the Class CE and Class P Certificates. The Class R Certificates shall have no Voting Rights.

          "Weighted Average Net Mortgage Rate": The weighted average (based on Principal Balance as of the first day of the related Collection Period or, in the case of the first Distribution Date, the Cut-off Date) of the Net Mortgage Interest Rates of the Mortgage Loans expressed for each such Mortgage Loan as an annual rate and calculated on the basis of twelve months consisting of 30 days each and a 360-day year.

          "Written Order to Authenticate": A written order by which the Depositor directs the Trustee to execute, authenticate and deliver the Certificates.

          Section 1.02    Accounting.

          Unless otherwise specified herein, for the purpose of any definition or calculation, whenever amounts are required to be netted, subtracted or added or any distributions are taken into account such definition or calculation and any related definitions or calculations shall be determined without duplication of such functions.

          Section 1.03    Rights of the NIMS Insurer.

          Each of the rights of the NIMS Insurer set forth in this Agreement shall exist so long as (i) the NIMS Insurer has undertaken to guarantee certain payments of notes issued pursuant to the Indenture and (ii) any series of notes issued pursuant to the Indenture remains outstanding or the NIMS Insurer is owed amounts in respect of its guarantee of payment on such notes; provided, however, the NIMS Insurer shall not have any rights hereunder (except pursuant to Section
11.01 in the case of clause (ii) below) during the period of time, if any, that
(i) the NIMS Insurer has not undertaken to guarantee certain payments of notes issued pursuant to the Indenture or (ii) any default has occurred and is continuing under the insurance policy issued by the NIMS Insurer with respect to such notes.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

          Section 2.01    Conveyance of Mortgage Loans.

          The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee, on behalf of the Trust, without recourse for the benefit of the Certificateholders all of the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to (i) each Mortgage Loan identified on the Mortgage Loan Schedule, including the related Cut-off Date Principal Balance, all interest accruing thereon after the Cut-off Date and all collections in respect of interest and principal due after the Cut-off Date;
(ii) property which secured each such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies in respect of the Mortgage Loans; (iv) all other assets included or to be included in the Trust Fund; (v) all proceeds of any of the foregoing; (vi) the rights of the Depositor under the Originator Mortgage Loan Purchase Agreement, the Assignment, Assumption and Recognition Agreement and the Mortgage Loan Purchase Agreement and (vii) payments made to the Supplemental Interest Trust Trustee by the Swap Provider pursuant to the Interest Rate Swap Agreement. Such assignment includes all interest and principal due to the Depositor or the Servicer after the Cut-off Date with respect to the Mortgage Loans.

          In connection with such transfer and assignment, the Depositor does hereby deliver to, and deposit with the Trustee, or its designated agent, the following documents or instruments with respect to each Mortgage Loan (a "Mortgage File") so transferred and assigned:

  (a) the original Mortgage Note including any riders thereto, endorsed either
      (A) in blank or (B) in the following form: "Pay to the order of Wells Fargo Bank, N.A., as Trustee under the Pooling and Servicing Agreement, dated as of February 1, 2006, among Asset Backed Funding Corporation, National City Home Loan Services, Inc. and Wells Fargo Bank, N.A., First Franklin Mortgage Loan Trust 2006-FFH1, Asset-Backed Certificates, Series 2006-FFH1, without recourse," or with respect to any lost Mortgage Note, an original Lost Note Affidavit, together with a copy of the related Mortgage Note;

  (b) the original Mortgage with evidence of recording thereon including any riders thereto, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, certified to be a true and complete copy of the original submitted for recording;

  (c) except with respect to each MERS Mortgage Loan, an original Assignment, in form and substance acceptable for recording. The Mortgage shall be assigned either (A) in blank or (B) to "Wells Fargo Bank, N.A., as Trustee under the Pooling and Servicing Agreement, dated as of February 1, 2006, among Asset Backed Funding Corporation, National City Home Loan Services, Inc., First Franklin Mortgage Loan Trust 2006-FFH1, Asset-Backed Certificates, Series 2006-FFH1, without recourse";

  (d) the originals of all intervening Assignments (if any) evidencing a complete chain of assignment from the applicable originator to the last endorsee with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded Assignments, the Servicer shall deliver or cause to be delivered to the Trustee, a photocopy of such intervening assignment, together with
      (A) in the case of a delay caused by the public recording office, an Officers' Certificate of the Servicer (or certified by the title company, escrow agent, or closing attorney) stating that such intervening Assignment has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening Assignment or a copy of such intervening Assignment certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Trustee upon receipt thereof by the Servicer; or (B) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment;

  (e) the original or a certified copy of lender's title insurance policy; and

  (f) the original or copies of each assumption, modification, written assurance or substitution agreement, if any.

          The Trustee agrees to execute and deliver to the Depositor on or prior to the Closing Date an acknowledgment of receipt of the original Mortgage Notes (with any exceptions noted), substantially in the form attached as Exhibit F-3 hereto.

          If any of the documents referred to in Section 2.01(b), (c) or (d) above has as of the Closing Date been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Depositor to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Trustee no later than the Closing Date, of a copy of each such document certified by the Sponsor in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the Sponsor, delivery to the Trustee, promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original. If the original lender's title insurance policy was not delivered pursuant to Section 2.01(e) above, the Sponsor shall deliver or cause to be delivered to the Trustee, a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company, with the original to be delivered to the Trustee, promptly upon receipt thereof. The Depositor shall deliver or cause to be delivered to the Trustee promptly upon receipt thereof any other documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

          Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, a Mortgage File, the Sponsor shall have 120 days to cure such defect or 150 days following the Closing Date, in the case of missing Mortgages or Assignments or deliver such missing document to the Trustee. If the Sponsor does not cure such defect or deliver such missing document within such time period, the Sponsor or the Originator shall either repurchase or substitute for such Mortgage Loan in accordance with Section 2.03.

          The Depositor herewith delivers to the Trustee executed copies of the Originator Mortgage Loan Purchase Agreement, the Assignment, Assumption and Recognition Agreement and the Mortgage Loan Purchase Agreement.

          The Trustee is hereby directed to execute, deliver and perform its obligations under the Interest Rate Swap Agreement (in its capacity as Supplemental Interest Trust Trustee) and to enforce the obligations of the Swap Provider under the Interest Rate Swap Agreement, including by exercising any right that the Supplemental Interest Trust Trustee may have to designate an "early termination date" under the Interest Rate Swap Agreement upon the occurrence of an "additional termination event" thereunder. The Sponsor, the Depositor, the Servicer and the Holders of the Offered Certificates by their acceptance of such Certificates acknowledge and agree that the Trustee shall execute, deliver and perform its obligations under the Interest Rate Swap Agreement and shall do so solely in its capacity as Supplemental Interest Trust Trustee and not in its individual capacity. Every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall apply to the Supplemental Interest Trust Trustee's execution of the Interest Rate Swap Agreement and the performance of its duties and satisfaction of its obligations thereunder.

          It is agreed and understood by the parties hereto that it is not intended that any mortgage loan be included in the Trust that is a "High-Cost Home Loan" as defined in any of (i) the New Jersey Home Ownership Act effective November 27, 2003, (ii) the New Mexico Home Loan Protection Act effective January 1, 2004, (iii) the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 or (iv) the Indiana Home Loan Practices Act, effective January 1, 2005.

          Section 2.02    Acceptance by Trustee.

          The Trustee acknowledges the receipt of, subject to the provisions of
Section 2.01 and subject to the review described below and any exceptions noted on the exception report described in the next paragraph below, the documents referred to in Section 2.01 above and all other assets included in the definition of "Trust Fund" and declares that it holds and will hold such documents and the other documents delivered to it constituting a Mortgage File, and that it holds or will hold all such assets and such other assets included in the definition of "Trust Fund" in trust for the exclusive use and benefit of all present and future Certificateholders.

          The Trustee has reviewed, for the benefit of the Certificateholders, each Mortgage File prior to the Closing Date (or, with respect to any document delivered after the Startup Day, within 60 days of receipt and with respect to any Qualified Substitute Mortgage, within 60 days after the assignment thereof) and will certify in substantially the form attached hereto as Exhibit F-1 that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification),
(i) all documents required to be delivered to it pursuant to Section 2.01 of this Agreement are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged or torn and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (1), (2), (10) and (23) of the Mortgage Loan Schedule accurately reflects information set forth in the Mortgage File. It is herein acknowledged that, in conducting such review, the Trustee is under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

          Prior to the first anniversary date of this Agreement the Trustee shall deliver to the Depositor, the Servicer and the NIMS Insurer a final certification in the form annexed hereto as Exhibit F-2 evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

          If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Trustee finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Trustee shall so notify the Sponsor, the Depositor, the NIMS Insurer and the Servicer. In addition, upon the discovery by the Originator, the Sponsor, the Depositor, the NIMS Insurer, the Trustee or the Servicer (or upon receipt by the Trustee of written notification of such breach) of a breach of any of the representations and warranties made by the Originator in the Originator Mortgage Loan Purchase Agreement or the Sponsor in the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan which materially adversely affects such Mortgage Loan or the interests of the related Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties.

          The Depositor and the Trustee intend that the assignment and transfer herein contemplated constitute a sale of the Mortgage Loans and the Related Documents, conveying good title thereto free and clear of any liens and encumbrances, from the Depositor to the Trustee and that such property not be part of the Depositor's estate or property of the Depositor in the event of any insolvency by the Depositor. In the event that such conveyance is deemed to be, or to be made as security for, a loan, the parties intend that the Depositor shall be deemed to have granted and does hereby grant to the Trustee, on behalf of the Trust, a first priority perfected security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans and the Related Documents, and that this Agreement shall constitute a security agreement under applicable law.

          Section 2.03 Repurchase or Substitution of Mortgage Loans by the Originator or the Sponsor.

          (a) Upon discovery or receipt of written notice of any materially defective document in, or that a document is missing from, a Mortgage File or that any document in a Mortgage File is materially inconsistent with the Mortgage Loan Schedule or of the breach by the Originator or the Sponsor of any representation or warranty under the Originator Mortgage Loan Purchase Agreement or the Mortgage Loan Purchase Agreement, as applicable, in respect of any Mortgage Loan which materially adversely affects the value of such Mortgage Loan, Prepayment Charge or the interest therein of the Certificateholders, the Trustee shall promptly notify the Originator or the Sponsor, as the case may be, the Servicer and the NIMS Insurer of such defect, missing document or breach and request that, in the case of a defective or missing document, the Sponsor cure such defect or deliver such missing document within 120 days from the date the Sponsor was notified of such missing document or defect or, in the case of a breach of a representation or warranty, request the Originator or the Sponsor, as applicable, cure such breach within 90 days from the date the Originator or the Sponsor, as the case may be, was notified of such breach. If the Sponsor does not deliver such missing document or cure such defect or if the Originator or the Sponsor, as applicable, does not cure such breach in all material respects during such period, the Trustee shall enforce the Originator's or the Sponsor's obligation, as the case may be, under the Originator Mortgage Loan Purchase Agreement or the Mortgage Loan Purchase Agreement, as applicable, and cause the Originator or the Sponsor, as applicable, to repurchase such Mortgage Loan from the Trust Fund at the Purchase Price on or prior to the Determination Date following the expiration of such period (subject to Section 2.03(d)). The Purchase Price for the repurchased Mortgage Loan shall be deposited in the Collection Account, and the Trustee, upon receipt of written notice from the Servicer of such deposit, shall release to the Originator or the Sponsor, as applicable, the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Originator or the Sponsor, as applicable, shall furnish to it and as shall be necessary to vest in the Originator or the Sponsor, as the case may be, any Mortgage Loan released pursuant hereto and the Trustee shall have no further responsibility with regard to such Mortgage File. In lieu of repurchasing any such Mortgage Loan as provided above, the Originator or the Sponsor, as the case may be, may cause such Mortgage Loan to be removed from the Trust Fund (in which case it shall become a Defective Mortgage Loan) and substitute one or more Eligible Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(c); provided, however, the Originator or the Sponsor, as applicable, may not substitute an Eligible Substitute Mortgage Loan for any Deleted Mortgage Loan that violates any predatory or abusive lending law.

          With respect to the representations and warranties set forth in the Originator Mortgage Loan Purchase Agreement and the Mortgage Loan Purchase Agreement that are made to the best of the Originator's or the Sponsor's knowledge, as applicable, or as to which the Originator or the Sponsor, as the case may be, has no knowledge, if it is discovered by the Depositor, the Servicer, the NIMS Insurer or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan, Prepayment Charge or the interest therein of the Certificateholders then, notwithstanding the Originator's or the Sponsor's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

          It is understood and agreed that the representations and warranties set forth in the Originator Mortgage Loan Purchase Agreement and the Mortgage Loan Purchase Agreement shall survive delivery of the Mortgage Files to the Trustee and the Closing Date and shall inure to the benefit of the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment. It is understood and agreed that the obligations of the Originator and the Sponsor set forth in this Section 2.03(a) to cure, substitute for or repurchase a Mortgage Loan pursuant to the Originator Mortgage Loan Purchase Agreement or the Mortgage Loan Purchase Agreement, as applicable, and to pay the Reimbursement Amount constitute the sole remedies available to the Certificateholders and to the Trustee on their behalf respecting a breach of the representations and warranties contained in the Originator Mortgage Loan Purchase Agreement and the Mortgage Loan Purchase Agreement.

          The representations and warranties of the Originator with respect to the Mortgage Loans in the Originator Mortgage Loan Purchase Agreement, which have been assigned to the Trustee hereunder, were made as of the dates specified in the Originator Mortgage Loan Purchase Agreement. To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both
(i) a representation or warranty of the Originator under the Originator Mortgage Loan Purchase Agreement and (ii) a representation or warranty of the Sponsor under the Mortgage Loan Purchase Agreement (other than Sponsor's representations with respect to predatory and abusive lending laws in Section 3.01(i) of the Mortgage Loan Purchase Agreement), the only right or remedy of the Trustee or of any Certificateholder shall be the Trustee's right to enforce the obligations of the Originator under any applicable representation or warranty made by it. The Trustee acknowledges that the Sponsor shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Mortgage Loans (except as otherwise set forth in this paragraph) if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by the Originator in the Originator Mortgage Loan Purchase Agreement, without regard to whether the Originator fulfills its contractual obligations in respect of such representation or warranty. In addition, to the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both (x) the Originator's representation with respect to predatory and abusive lending laws in Section 3.02(i) of the Originator Mortgage Loan Purchase Agreement and (y) the Sponsor's representation with respect to predatory and abusive lending laws in Section 3.01(i) of the Mortgage Loan Purchase Agreement, the Originator shall be obligated to pay the Reimbursement Amount relating to such Mortgage Loan, and, to the extent the Originator fails to do so, the Trustee shall be entitled to enforce the Sponsor's obligation to pay such Reimbursement Amount. In any event, the Reimbursement Amount shall be delivered to the Servicer for deposit into the Collection Account within ten (10) days from the date the Sponsor was notified by the Trustee of the Reimbursement Amount.

          (b) Within 90 days of the earlier of discovery by the Servicer or receipt of notice by the Servicer of the breach of any representation, warranty or covenant of the Servicer set forth in Section 2.05 which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the Servicer shall cure such breach in all material respects.

          (c) Any substitution of Eligible Substitute Mortgage Loans for Defective Mortgage Loans made pursuant to Section 2.03(a) must be effected prior to the last Business Day that is within two years after the Closing Date. As to any Defective Mortgage Loan for which the Originator or the Sponsor substitutes an Eligible Substitute Mortgage Loan or Loans, such substitution shall be effected by the Originator or the Sponsor, as applicable, delivering to the Trustee for such Eligible Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2.01, together with an Officers' Certificate providing that each such Eligible Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Adjustment (as described below), if any, in connection with such substitution. The Trustee shall acknowledge receipt for such Eligible Substitute Mortgage Loan or Loans and, within ten (10) Business Days thereafter, shall review such documents as specified in Section 2.02 and deliver to the Servicer and the NIMS Insurer, with respect to such Eligible Substitute Mortgage Loan or Loans, a certification substantially in the form attached hereto as Exhibit F-1, with any applicable exceptions noted thereon. Within one year of the date of substitution, the Trustee shall deliver to the Servicer and the NIMS Insurer a certification substantially in the form of Exhibit F-2 hereto with respect to such Eligible Substitute Mortgage Loan or Loans, with any applicable exceptions noted thereon. Monthly Payments due with respect to Eligible Substitute Mortgage Loans in the month of substitution are not part of the Trust Fund and will be retained by the Originator or the Sponsor, as applicable. For the month of substitution, distributions to Certificateholders will reflect the collections and recoveries in respect of such Defective Mortgage Loan in the Collection Period or Prepayment Period, as applicable, preceding the date of substitution and the Depositor, the Originator or the Sponsor, as the case may be, shall thereafter be entitled to retain all amounts subsequently received in respect of such Defective Mortgage Loan. The Depositor shall give or cause to be given written notice to the Certificateholders and the NIMS Insurer that such substitution has taken place, shall amend the Mortgage Loan Schedule to reflect the removal of such Defective Mortgage Loan from the terms of this Agreement and the substitution of the Eligible Substitute Mortgage Loan or Loans and shall deliver a copy of such amended Mortgage Loan Schedule to the Trustee, the Servicer and the NIMS Insurer. Upon such substitution, such Eligible Substitute Mortgage Loan or Loans shall constitute part of the Mortgage Pool and shall be subject in all respects to the terms of this Agreement and, in the case of a substitution effected by the Originator or the Sponsor, the Originator Mortgage Loan Purchase Agreement or the Mortgage Loan Purchase Agreement, as the case may be, including, in the case of a substitution effected by the Originator or the Sponsor, all applicable representations and warranties thereof included in the Originator Mortgage Loan Purchase Agreement or the Mortgage Loan Purchase Agreement, as the case may be, as of the date of substitution.

          For any month in which the Originator or the Sponsor substitutes one or more Eligible Substitute Mortgage Loans for one or more Defective Mortgage Loans, the Servicer will determine the amount (the "Substitution Adjustment"), if any, by which the aggregate Purchase Price of all such Defective Mortgage Loans exceeds the aggregate, as to each such Eligible Substitute Mortgage Loan, of the principal balance thereof as of the date of substitution, together with one month's interest on such principal balance at the applicable Net Mortgage Interest Rate. On the date of such substitution, the Originator or the Sponsor, as the case may be, will deliver or cause to be delivered to the Servicer for deposit in the Collection Account an amount equal to the Substitution Adjustment, if any, and the Trustee, upon receipt of the related Eligible Substitute Mortgage Loan or Loans and notice by the Servicer of such deposit, shall release to the Originator or the Sponsor, as applicable, the related Mortgage File or Files and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Originator or the Sponsor, as the case may be, shall deliver to it and as shall be necessary to vest therein any Defective Mortgage Loan released pursuant hereto. In addition, in connection with the substitution of one or more Eligible Substitute Mortgage Loans for one or more Defective Mortgage Loans, in the event the Trust incurs costs or damages arising in connection with a breach of the Originator's representations with respect to predatory or abusive lending laws set forth in
Section 3.02(i) of the Originator Mortgage Loan Purchase Agreement, the Sponsor shall be required to reimburse the Trust for the Reimbursement Amount pursuant to the Mortgage Loan Purchase Agreement to the extent that the Originator fails to do so.

          In addition, the Originator or the Sponsor, as applicable, shall obtain at its own expense and deliver to the Trustee and the NIMS Insurer an Opinion of Counsel to the effect that such substitution will not cause an Adverse REMIC Event. If such Opinion of Counsel can not be delivered, then such substitution may only be effected at such time as the required Opinion of Counsel can be given.

          (d) Upon discovery by the Originator, the Sponsor, the Servicer, the NIMS Insurer or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties. In connection therewith, the Originator or the Sponsor, as applicable, shall repurchase or, subject to the limitations set forth in Section 2.03(c), substitute one or more Eligible Substitute Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan. In addition, upon discovery that a Mortgage Loan is defective in a manner that would cause it to be a "defective obligation" within the meaning of Treasury Regulations relating to REMICs, the Originator or the Sponsor, as the case may be, shall cure the defect or make the required purchase or substitution no later than 90 days after the discovery of the defect. Any such repurchase or substitution shall be made in the same manner as set forth in Section 2.03(a). The Trustee shall reconvey to the Originator or the Sponsor, as applicable, the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.

          Section 2.04    [Reserved].

          Section 2.05    Representations, Warranties and Covenants of the
Servicer.

          The Servicer hereby represents, warrants and covenants to the Trustee, for the benefit of each of the Trustee and the Certificateholders and to the Depositor and the NIMS Insurer that as of the Closing Date or as of such date specifically provided herein:

          (i) The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all licenses necessary to carry on its business as now being conducted, except for such licenses, certificates and permits the absence of which, individually or in the aggregate, would not have a material adverse effect on the ability of the Servicer to conduct its business as it is presently conducted, and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer or to ensure the enforceability or validity of each Mortgage Loan; the Servicer has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; and all requisite action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

          (ii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the organizational documents of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject;

          (iii)     [Reserved];

          (iv) This Agreement, and all documents and instruments contemplated hereby which are executed and delivered by the Servicer, constitute and will constitute valid, legal and binding obligations of the Servicer, enforceable in accordance with their respective terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights (whether considered in a proceeding at law or in equity);

          (v) The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

          (vi) There is no action, suit, proceeding or investigation pending or, to its knowledge, threatened against the Servicer that, either individually or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or that would draw into question the validity or enforceability of this Agreement or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or that would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

          (vii) No consent, approval or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained;

          (viii) No information in this Agreement provided by the Servicer nor any information, certificate of an officer, statement furnished in writing or report delivered to the Trustee by the Servicer in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading;

          (ix) The Servicer has fully furnished, and shall continue to fully furnish for so long as it is servicing the Mortgage Loans hereunder, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on the Mortgagor credit files to Equifax, Experian and Trans Union Credit Information Company on a monthly basis;

          (x)       The Servicer is a member of MERS in good standing; and

          (xi) The Servicer acknowledges and agrees that the Servicing Fee represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Servicer, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement.

          It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.05 shall survive delivery of the Mortgage Files to the Trustee and shall inure to the benefit of the Trustee, the Depositor, the NIMS Insurer and the Certificateholders. Upon discovery by any of the Depositor, the Servicer, the NIMS Insurer or the Trustee of a breach of any of the foregoing representations, warranties and covenants which materially and adversely affects the value of any Mortgage Loan, Prepayment Charge or the interests therein of the Certificateholders, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties hereto.

          Section 2.06    Representations and Warranties of the Depositor.

          The Depositor represents and warrants to the Trust and the Trustee on behalf of the Certificateholders and to the Servicer and the NIMS Insurer as follows:

          (i) This agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

          (ii) Immediately prior to the sale and assignment by the Depositor to the Trustee on behalf of the Trust of each Mortgage Loan, the Depositor had good and marketable title to each Mortgage Loan (insofar as such title was conveyed to it by the Sponsor) subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature;

          (iii) As of the Closing Date, the Depositor has transferred all right, title interest in the Mortgage Loans to the Trustee on behalf of the Trust;

          (iv) The Depositor has not transferred the Mortgage Loans to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud any of its creditors;

          (v) The Depositor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business as presently being conducted;

          (vi) The Depositor is not in violation of its certificate of incorporation or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Depositor is a party or by which it or its properties may be bound, which default might result in any material adverse changes in the financial condition, earnings, affairs or business of the Depositor or which might materially and adversely affect the properties or assets, taken as a whole, of the Depositor;

          (vii) The execution, delivery and performance of this Agreement by the Depositor, and the consummation of the transactions contemplated thereby, do not and will not result in a material breach or violation of any of the terms or provisions of, or, to the knowledge of the Depositor, constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor is a party or by which the Depositor is bound or to which any of the property or assets of the Depositor is subject, nor will such actions result in any violation of the provisions of the certificate of incorporation or by-laws of the Depositor or, to the best of the Depositor's knowledge without independent investigation, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets (except for such conflicts, breaches, violations and defaults as would not have a material adverse effect on the ability of the Depositor to perform its obligations under this Agreement);

          (viii) To the best of the Depositor's knowledge without any independent investigation, no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States or any other jurisdiction is required for the issuance of the Certificates, or the consummation by the Depositor of the other transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as (a) may be required under State securities or Blue Sky laws, (b) have been previously obtained or (c) the failure of which to obtain would not have a material adverse effect on the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement; and

          (ix) There are no actions, proceedings or investigations pending before or, to the Depositor's knowledge, threatened by any court, administrative agency or other tribunal to which the Depositor is a party or of which any of its properties is the subject: (a) which if determined adversely to the Depositor would have a material adverse effect on the business, results of operations or financial condition of the Depositor;
     (b) asserting the invalidity of this Agreement or the Certificates; (c) seeking to prevent the issuance of the Certificates or the consummation by the Depositor of any of the transactions contemplated by this Agreement, as the case may be; (d) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement.

          Section 2.07 Issuance of Certificates and the Uncertificated Regular Interests.

          The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery to it of the Mortgage Files, subject to the provisions of Sections 2.01 and 2.02, and the Trustee acknowledges the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such assignment and delivery and in exchange therefor, the Trustee, pursuant to the Written Order to Authenticate executed by an officer of the Depositor, has executed, and the Certificate Registrar has authenticated and delivered to or upon the order of the Depositor, the Certificates (other than the Class CE, Class P and Class R Certificates) in minimum dollar denominations of $25,000 and integral dollar multiples of $1 in excess thereof. The Class CE and Class P Certificates are issuable only in minimum Percentage Interests of 10%. The Class R Certificate is issuable only as a single certificate. The Trustee acknowledges the issuance of the uncertificated REMIC 1 Regular Interests and declares that it hold such regular interests as assets of REMIC 2. The Trustee acknowledges the issuance of the uncertificated REMIC 2 Regular Interests and declares that it holds such regular interests as assets of REMIC 3. The Trustee acknowledges the obligation of the Class CE Certificates to pay Cap Carryover Amounts, and declares that it hold the same on behalf of the Holders of the Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, and Class M-10 Certificates, respectively, which shall be treated as beneficially owning the right to receive the Cap Carryover Amounts. The interests evidenced by the Certificates constitute the entire beneficial ownership interest in the Trust Fund.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF THE TRUST FUND

          Section 3.01    Servicer to Act as Servicer; Subservicing.

          (a) The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans on behalf of the Trust and in the best interests of and for the benefit of the Certificateholders in accordance with this Agreement and the normal and usual standards of practice of prudent mortgage servicers servicing similar mortgage loans and, to the extent consistent with such terms, in the same manner in which it services and administers similar mortgage loans for its own portfolio, and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement (the "Servicing Standard").

          Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Certificateholders; provided, however, that the Servicer shall not make future advances and, except as set forth in the following sentence or Section 3.03, the Servicer shall not permit any modification with respect to any Mortgage Loan that would (i) change the Mortgage Interest Rate, defer or forgive the payment thereof of any principal or interest payments, reduce the outstanding principal amount (except for actual payments of principal) or extend the final maturity date with respect to such Mortgage Loan or (ii) cause an Adverse REMIC Event. Notwithstanding anything to the contrary contained in this Agreement, in the event that any Mortgage Loan is in default or, if such default is reasonably foreseeable, the Servicer, consistent with the standards set forth in this
Section 3.01, may also waive, modify or vary any term of such Mortgage Loan (including modifications that would change the Mortgage Rate, forgive the payment of principal or interest, extend the final maturity date of such Mortgage Loan (including modifications that would change the Mortgage Rate, forgive the payment of principal or interest, extend the final maturity date of such Mortgage Loan or waive, in whole or in part, a Prepayment Charge)), accept payment from the related Mortgagor of an amount less than the unpaid Principal Balance in final satisfaction of such Mortgage Loan, or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor (any and all such waivers, modifications, variances, forgiveness of principal or interest, postponements, or indulgences collectively referred to herein as "forbearance"); provided, however, that the final maturity date of any Mortgage Loan may not be extended beyond the Assumed Final Distribution Date. The Servicer's analysis supporting any forbearance and the conclusion that any forbearance meets the standards of this Section 3.01 shall be reflected in writing in the Servicing File. Notwithstanding the foregoing, the Servicer shall not permit any modification with respect to any Mortgage Loan that would both (x) effect an exchange or reissuance of such Mortgage Loan under Section 1.860G-2(b) of the Treasury Regulations and (y) cause an Adverse REMIC Event. The NIMS Insurer's prior written consent shall be required for any modification, waiver or amendment if the aggregate number of outstanding Mortgage Loans which have been modified, waived or amended exceeds 5% of the number of Mortgage Loans as of the Cut-off Date. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered to execute and deliver on behalf of itself, and the Trustee, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Property. The Servicer shall make all required Servicing Advances and shall service and administer the Mortgage Loans in accordance with Applicable Regulations, and shall provide to the Mortgagor any reports required to be provided to them thereby. The Trustee shall execute and deliver to the Servicer within fifteen (15) days of receipt, upon request, any powers of attorney furnished to it by the Servicer empowering the Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate any Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Properties, in accordance with this Agreement, and the Trustee shall execute and deliver such other documents as the Servicer may request, necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Servicing Standard (and the Trustee shall have no liability for misuse of any such powers of attorney by the Servicer). Notwithstanding anything contained herein to the contrary, the Servicer shall not without the Trustee's written consent: (i) initiate any action, suit or proceeding solely under the Trustee's name without indicating the Servicer's representative capacity or (ii) take any action with the intent to cause, and which results in, the Trustee being registered to do business in any state.

          In servicing and administering the Mortgage Loans, the Servicer shall employ procedures including collection procedures and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account giving due consideration to accepted mortgage servicing practices of prudent lending institutions and the Certificateholders' reliance on the Servicer.

          The Servicer shall give prompt notice to the Trustee of any action, of which the Servicer has actual knowledge, to (i) assert a claim against the Trust Fund or (ii) assert jurisdiction over the Trust Fund.

          Notwithstanding anything in this Agreement to the contrary, in the event of a voluntary Principal Prepayment in full of a Mortgage Loan, the Servicer may not waive any Prepayment Charge or portion thereof required by the terms of the related Mortgage Note unless (i)(a) the Servicer determines that such waiver is standard and customary in servicing similar mortgage loans, (b) such waiver relates to a default or a reasonably foreseeable default and (c) would, in the reasonable judgment of the Servicer, maximize recovery of Liquidation Proceeds for such Mortgage Loan, taking into account the value of such Prepayment Charge; (ii) the enforceability thereof is limited (1) by bankruptcy, insolvency, moratorium, receivership, or other similar law relating to creditors' rights or (2) due to acceleration in connection with a foreclosure or other involuntary payment; (iii) such Prepayment Charge is not permitted to be collected by Applicable Regulations; or (iv) the collection of such Prepayment Charge would be considered "predatory" pursuant to written guidance published or issued by any applicable federal, state or local regulatory authority acting in its official capacity and having jurisdiction over such matters. If the Servicer has waived or does not collect all or a portion of a Prepayment Charge relating to a voluntary Principal Prepayment in full due to any action or omission of the Servicer, other than as provided above, the Servicer shall, on the date on which the Principal Prepayment in full is remitted to the Trustee, deliver to the Trustee the Servicer Prepayment Charge Amount with respect to such Mortgage Loan for distribution in accordance with the terms of this Agreement.

          In the event that a Prepayment Charge due with respect to any Mortgage Loan is not timely received by the Servicer, the Servicer shall use commercially reasonable efforts to determine whether the Originator is obligated to pay a related Originator Prepayment Charge Payment Amount, and if the Servicer determines that a Originator Prepayment Charge Payment Amount is due, the Servicer shall promptly notify the Originator, and the Servicer shall enforce the Originator's obligations to pay in a timely manner any such Originator Prepayment Charge Payment Amounts and, to the extent that such amounts are received by the Servicer, shall cause such amounts to be deposited into the Collection Account within one Business Day of receipt. To the extent the Originator fails to remit the Originator Prepayment Charge Amount, the Servicer shall notify the Depositor and the Trustee of such failure.

          If the Servicer has waived or does not collect all or a portion of a Prepayment Charge relating to a voluntary Principal Prepayment due to any action or omission of the Servicer, other than as provided in the two paragraphs above, the Servicer shall, on the date on which the Principal Prepayment is remitted to the Trustee, deliver to the Trustee the Servicer Prepayment Charge Amount with respect to such Mortgage Loan for distribution in accordance with the terms of this Agreement.

          (b) The Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Servicer as servicer under this Agreement unless the Servicer complies with the provisions of this Section 3.01(b) and the proposed Subservicer (i) is an institution which is an approved Fannie Mae or Freddie Mac Seller/Servicer as indicated in writing, (ii) represents and warrants that it is in compliance with the laws of each state as necessary to enable it to perform its obligations under such subservicing agreement and (iii) is acceptable to the NIMS Insurer.

          The Servicer shall give prior written notice to the Trustee, the Depositor and the NIMS Insurer of the appointment of any Subservicer and shall furnish to the Trustee, the Depositor and the NIMS Insurer a copy of any related subservicing agreement. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans immediately upon receipt by any Subservicer of such payments. Any such subservicing agreement shall be consistent with and not violate the provisions of this Agreement. Each subservicing agreement shall provide that a successor Servicer or the Trustee shall have the option to terminate such agreement without payment of any fees if the predecessor Servicer is terminated or resigns. The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) to comply with the provisions of this Section 3.01(b) and with Sections 3.30, 3.31 and 3.32 of this Agreement (and shall amend, with the consent of the parties hereto, Exhibit Q to reflect such Subservicer's Assessment of Compliance with the Servicing Criteria) to the same extent as if such Subservicer were the Servicer. The Servicer shall be responsible for obtaining from each such Subservicer and delivering to the applicable Persons any Assessment of Compliance and related Attestation Report required to be delivered by such Subservicer under Sections 3.30 and 3.31 and any certification required to be delivered under Section 3.32 to the Person that will be responsible for signing the Sarbanes-Oxley Certification, in each case as and when required to be delivered.

          (c) Subject to the conditions set forth in this Section 3.01(c), the Servicer is permitted to utilize one or more Subcontractors to perform certain of its obligations hereunder. The Servicer shall promptly upon request provide to the Depositor a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by the Servicer, specifying (i) the identity of each such Subcontractor that is a Servicing Function Participant and (ii) which elements of the Servicing Criteria will be addressed in Assessments of Compliance provided by each Servicing Function Participant. As a condition to the utilization by the Servicer of any Servicing Function Participant, the Servicer shall cause any such Servicing Function Participant for the benefit of the Depositor to comply with the provisions of Section 3.30 of this Agreement to the same extent as if such Servicing Function Participant were the Servicer. The Servicer shall be responsible for obtaining from each such Servicing Function Participant and delivering to the applicable Persons any Assessment of Compliance and related Attestation Report required to be delivered by such Servicing Function Participant under Section 3.31, in each case as and when required to be delivered.

     Notwithstanding the foregoing, if the Servicer engages a Subcontractor in connection with the performance of any of its duties under this Agreement, the Servicer shall be responsible for determining whether such Subcontractor is an Additional Servicer.

          (d) Notwithstanding any subservicing agreement or the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or a Subcontractor or reference to actions taken through a Subservicer, Subcontractor or otherwise, the Servicer shall remain obligated and primarily liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section
3.01 without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the Subservicer or the Subcontractor and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a Subservicer or Subcontractor for indemnification of the Servicer by such Subservicer or Subcontractor and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

     The Servicer shall indemnify the Depositor, the Sponsor and the Trustee and any of their directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to the failure of the Servicer to perform any of its obligations under Section 3.01(b),
Section 3.01(c), Section 3.01(d), Section 3.30, Section 3.31 or Section 3.32.

          Section 3.02    Collection of Mortgage Loan Payments.

          Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full or as long as the Mortgage Loan remains subject to this Agreement, the Servicer will diligently collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement and Applicable Regulations, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Further, the Servicer will take special care in ascertaining and estimating on escrowed Mortgage Loans annual ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgage, will become due and payable to that end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

          Section 3.03    Realization Upon Defaulted Mortgage Loans.

          In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as it shall deem to be in the best interest of the Certificateholders. With respect to any defaulted Mortgage Loan, the Servicer shall have the right to review the status of the related forbearance plan and, subject to the second paragraph of Section 3.01, may modify such forbearance plan; including extending the Mortgage Loan repayment date for a period of one year or reducing the Mortgage Interest Rate up to 50 basis points.

          In connection with a foreclosure or other conversion, the Servicer shall exercise such rights and powers vested in it hereunder and use the same degree of care and skill in its exercise as prudent mortgage servicers would exercise or use under the circumstances in the conduct of their own affairs and consistent with Applicable Regulations and the Servicing Standard, including, without limitation, advancing funds for the payment of taxes and insurance premiums.

          Notwithstanding the foregoing provisions of this Section 3.03, with respect to any Mortgage Loan as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Servicer shall not either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property if, as a result of any such action, the Trust would be considered to hold title to, to be a mortgagee-in-possession of, or to be an owner or operator of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Servicer has received the prior written consent of the NIMS Insurer and has received a prudent report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

          A. such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Certificateholders to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

          B. there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Certificateholders to take such actions with respect to the affected Mortgaged Property.

          The cost of the environmental audit report contemplated by this
Section 3.03 shall be advanced by the Servicer, subject to the Servicer's right to be reimbursed therefor from the Collection Account as provided in Section 3.05(d).

          If the Servicer determines, as described above, that it is in the best economic interest of the Certificateholders to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Servicer shall take such action as it deems to be in the best economic interest of the Certificateholders. The cost of any such compliance, containment, clean-up or remediation shall be advanced by the Servicer, subject to the Servicer's right to be reimbursed therefor from the Collection Account as provided in Section 3.05(d).

          Section 3.04 Collection Account, Distribution Account and Cap Carryover Reserve Account.

          (a) The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain a Collection Account. The Collection Account shall be an Eligible Account.

          The Servicer shall deposit or cause to be deposited on a daily basis and in no event more than two Business Days after receipt thereof in the clearing account (which must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities, and shall thereafter deposit in the Collection Account, in no event more than two Business Days after deposit of such funds in the clearing account, and retain therein, the following payments and collections received or made by it after the Cut-off Date with respect to the Mortgage Loans (other than in respect of principal and interest due on or before the Cut-off Date):

          (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

          (ii) all payments on account of interest on the Mortgage Loans, adjusted to the Mortgage Interest Rate less the Servicing Fee Rate and any Prepayment Interest Excess;

          (iii)     all Liquidation Proceeds and any Subsequent Recoveries;

          (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Section 3.10, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, the loan documents or applicable law;

          (v) all Condemnation Proceeds affecting any Mortgaged Property which are not released to the Mortgagor in accordance with the Servicer's normal servicing procedures, the loan documents or applicable law;

          (vi) any amounts required to be deposited by the Servicer in connection with any REO Property pursuant to Section 3.13;

          (vii) all Prepayment Charges collected by the Servicer in connection with the voluntary Principal Prepayment in full of any Mortgage Loan, all Originator Prepayment Charge Payment Amounts paid by the Originator and all Servicer Prepayment Charge Payment Amounts required to be paid by the Servicer pursuant to Section 3.01 in connection with any such Principal Prepayment; and

          (viii) all amounts required to be deposited by the Servicer pursuant to Section 2.03.

          Any interest paid on funds deposited in the Collection Account, subject to Section 3.23, shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Collection Account pursuant to Section 3.05(e). The foregoing requirements for deposit into the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, bad check fees, prepayment charges that are not Prepayment Charges, Originator Prepayment Charge Payment Amounts or Servicer Prepayment Charge Payment Amounts, assumption fees and other similar fees need not be deposited by the Servicer into the Collection Account. Amounts deposited in the Collection Account in error may be withdrawn by the Servicer at any time.

          (b) On behalf of the Trust Fund, the Trustee shall establish and maintain one or more accounts (such account or accounts, the "Distribution Account"), held in trust for the benefit of the Certificateholders. On behalf of the Trust Fund, the Servicer shall deliver to the Trustee in immediately available funds for deposit in the Distribution Account by 1:00 p.m. New York time on the Servicer Remittance Date, (i) that portion of the Available Funds (calculated without regard to the references in the definition thereof to amounts that may be deposited to the Distribution Account from a different source as provided herein) then on deposit in the Collection Account and (ii) the amount of all Prepayment Charges collected by the Servicer, all Originator Prepayment Charge Payment Amounts required to be paid by the Originator and all Servicer Prepayment Charge Payment Amounts required to be paid by the Servicer in connection with the voluntary Principal Prepayment in full of any of the Mortgage Loans then on deposit in the Collection Account (other than any such Prepayment Charges received and Servicer

Prepayment Charge Payment Amounts and Originator Prepayment Charge Payment Amounts paid after the related Prepayment Period). Amounts in the Distribution Account (other than the non-REMIC assets) shall be deemed to be held on behalf of the related REMICs in accordance with the REMIC distributions set forth in
Section 4.08. The Trustee shall be entitled to withdraw from the Distribution Account any amounts owing to it pursuant to Section 8.05 and Section 9.01(c) prior to the distribution of any amounts on deposit to the Certificateholders; provided, however, the Trustee shall provide the Depositor, the NIMS Insurer and the Servicer with a written account of such amounts five Business Days prior to withdrawing such funds and, provided further, that the Trustee shall not be entitled to withdraw such amounts for funds on deposit in the Distribution Account representing Prepayment Charges, Originator Prepayment Charge Payment Amounts and Servicer Prepayment Charge Payment Amounts. In connection with any failure by the Servicer to make any remittance required to be made by the Servicer to the Trustee for deposit in the Distribution Account on the day and by the time such remittance is required to be made under the terms of this
Section 3.04(b) (without giving effect to any grace or cure period), the Servicer shall pay to the Trustee for the account of the Trustee interest at the prime rate of United States money center commercial banks as published in The Wall Street Journal on any amount not timely remitted from and including the day such remittance was required to be made to, but not including, the day on which such remittance was actually made.

          (c) Funds on deposit in the Collection Account and the Distribution Account may be invested in Eligible Investments in accordance with the provisions set forth in Section 3.23. The Servicer shall give notice to the Trustee and the NIMS Insurer of the location of the Collection Account maintained by it when established and prior to any change thereof. The Trustee shall give notice to the Servicer, the NIMS Insurer and the Depositor of the location of the Distribution Account when established and prior to any change thereof.

          (d) In the event the Servicer shall deliver to the Trustee for deposit in the Distribution Account any amount not required to be deposited therein, it may at any time request that the Trustee withdraw such amount from the Distribution Account and remit to the Servicer any such amount, any provision herein to the contrary notwithstanding. In addition, the Servicer shall deliver to the Trustee from time to time for deposit, and the Trustee shall so deposit, in the Distribution Account in respect of REMIC 1:

          (i)       any Advances, as required pursuant to Section 4.07;

          (ii) any Stayed Funds, as soon as permitted by the federal bankruptcy court having jurisdiction in such matters;

          (iii) any amounts required to be delivered by the Servicer to the Trustee for deposit in the Distribution Account pursuant to Sections 2.03, 3.04, 3.13, 3.15, 3.21, 3.22, 4.07 or 10.01; and

          (iv) any amounts required to be deposited by the Servicer pursuant to Section 3.11 in connection with the deductible clause in any blanket hazard insurance policy, such deposit being made from the Servicer's own funds, without reimbursement therefor.

          (e) Promptly upon receipt of any Stayed Funds, whether from the Servicer, a trustee in bankruptcy, or federal bankruptcy court or other source, the Trustee shall notify the Servicer of such receipt and deposit such funds in the Distribution Account, subject to withdrawal thereof as permitted hereunder. In addition, the Trustee shall deposit in the Distribution Account any amounts required to be deposited pursuant to Section 3.23(b) in connection with losses realized on Eligible Investments with respect to funds held in the Distribution Account.

          (f) Any Originator Prepayment Charge Payment Amounts and Servicer Prepayment Charge Payment Amounts deposited pursuant to Section 3.04(a)(vii) shall not be assets of any REMIC created hereunder, but shall be considered held by the Trustee for the benefit of the Class P
Certificateholders.

          (g) No later than the Closing Date, the Trustee shall establish and maintain with itself a separate, segregated trust account titled, "Cap Carryover Reserve Account, Wells Fargo Bank, N.A., as Trustee, in trust for registered Holders of ABFC 2006-FFH1 Trust, ABFC Asset-Backed Certificates, Series 2006-FFH1."

          On each Distribution Date as to which there is a Cap Carryover Amount payable to the Offered Certificates, the Trustee has been directed by the Class CE Certificateholders to, and therefore will, deposit into the Cap Carryover Reserve Account the amounts described in Section 4.02(b)(xxxiii), rather than distributing such amounts to the Class CE Certificateholders. On each such Distribution Date, the Trustee shall hold all such amounts for the benefit of the Holders of the Offered Certificates, and will distribute such amounts to the Holders of the Offered Certificates in the amounts and priorities set forth in Sections 4.01 and 4.02.

          For federal and state income tax purposes, the Class CE Certificateholders will be deemed to be the owners of the Cap Carryover Reserve Account and all amounts deposited into the Cap Carryover Reserve Account shall be treated as amounts distributed by REMIC 3 with respect to the Class CE REMIC 3 Regular Interests. Upon the termination of the Trust Fund, or the payment in full of the Offered Certificates, all amounts remaining on deposit in the Cap Carryover Reserve Account will be released by the Trust Fund and distributed to the Class CE Certificateholders or their designees. The Cap Carryover Reserve Account will be part of the Trust Fund but not part of any REMIC and any payments to the Holders of the Offered Certificates of Cap Carryover Amounts will not be payments with respect to a "regular interest" in a REMIC within the meaning of Code Section 860G(a)(1).

          By accepting a Class CE Certificate, each Class CE Certificateholder hereby agrees to direct the Trustee, and the Trustee hereby is directed, to deposit into the Cap Carryover Reserve Account the amounts described above on each Distribution Date as to which there is any Cap Carryover Amount rather than distributing such amounts to the Class CE Certificateholders. By accepting a Class CE Certificate, each Class CE Certificateholder further agrees that such direction is given for good and valuable consideration, the receipt and sufficiency of which is acknowledged by such acceptance. Amounts held in the Cap Carryover Reserve Account shall be held uninvested.

          For federal tax return and information reporting, the value of the right of the Holders of the Offered Certificates to receive payments from the Cap Carryover Reserve Account in respect of any Cap Carryover Amount shall be de minimis.

          Section 3.05    Permitted Withdrawals From the Collection Account.

          The Servicer may, from time to time, withdraw from the Collection Account for the following purposes:

          (a) to remit to the Trustee for deposit in the Distribution Account the amounts required to be so remitted pursuant to Section 3.04(b) or permitted to be so remitted pursuant to the first sentence of Section 3.04(d);

          (b) to reimburse itself for (i) any unreimbursed Advances to the extent of amounts received which represent Late Collections (net of the related Servicing Fees) of Monthly Payments, Liquidation Proceeds and Insurance Proceeds on Mortgage Loans with respect to which such Advances were made in accordance with the provisions of Section 4.07, (ii) any unreimbursed Advances that are Nonrecoverable Advances, or (iii) subject to Section 4.07(b), any unreimbursed Advances to the extent of funds held in the Collection Account for future distribution that were not included in Available Funds for the preceding Distribution Date;

          (c) to reimburse itself for (i) any unpaid Servicing Fees, (ii) any unreimbursed Servicing Advances with respect to each Mortgage Loan, but only to the extent of any Late Collections, Liquidation Proceeds, Insurance Proceeds and condemnation proceeds received with respect to such Mortgage Loan, or (c) any Servicing Advances that are Nonrecoverable Advances;

          (d) to reimburse itself for any amounts paid or expenses incurred pursuant to Section 3.03 (and not otherwise previously reimbursed);

          (e) to pay to itself as servicing compensation (a) any interest earned on funds in the Collection Account (all such interest to be withdrawn monthly not later than each Servicer Remittance Date), and (b) the Servicing Fee from that portion of any payment or recovery as to interest to a particular Mortgage Loan to the extent not retained pursuant to Section 3.04(a)(ii);

          (f) to pay or reimburse itself for any amounts payable or paid pursuant to Section 6.03 (and not otherwise previously reimbursed);

          (g) to pay to itself any Prepayment Interest Excess on the related Mortgage Loans to the extent not retained pursuant to Section 3.04(a)(ii); and

          (h) to clear and terminate the Collection Account upon the termination of this Agreement.

          The foregoing requirements for withdrawal from the Collection Account shall be exclusive. In the event the Servicer shall deposit in either Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from such Collection Account, any provision herein to the contrary notwithstanding.

          Section 3.06 Establishment of Escrow Accounts; Deposits in Escrow Accounts.

          The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts. A copy of such letter agreement shall be furnished to the Trustee upon request. The Escrow Account shall be an Eligible Account.

          The Servicer shall deposit or cause to be deposited on a daily basis and in no event more than two Business Days after receipt thereof in the clearing account (which must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities, and shall thereafter deposit in the Escrow Account or Accounts, in no event more than two Business Days after deposit of such funds in the clearing account, and retain therein, (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and
(ii) all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property. The Servicer shall make withdrawals therefrom only to effect such payments as are required under this Agreement, and for such other purposes as shall be set forth in, or in accordance with, Section 3.07. The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by the related Mortgage Loan or Applicable Regulations, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes.

          Section 3.07    Permitted Withdrawals From Escrow Account.

          Withdrawals from the Escrow Account may be made by the Servicer (i) to effect timely payments of ground rents, taxes, assessments, water rates, fire, flood and hazard insurance premiums and comparable items in a manner and at a time that assures that the lien priority of the Mortgage is not jeopardized (or, with respect to the payment of taxes, in a manner and at a time that avoids the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien), (ii) to reimburse the Servicer for any Servicing Advance made by the Servicer with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or Late Collections of Escrow Payments thereunder with respect to taxes and assessments and with respect to hazard insurance, (iii) to refund to the Mortgagor any funds as may be determined to be overages, (iv) for transfer to the Collection Account in accordance with the terms of this Agreement, (v) for application to restoration or repair of the Mortgaged Property, (vi) to pay to the Servicer, or to the Mortgagor to the extent required by the related Mortgage Loan or Applicable Regulations, any interest paid on the funds deposited in the Escrow Account, (vii) to clear and terminate the Escrow Account on the termination of this Agreement, or (viii) to transfer to the Collection Account any insurance proceeds. As part of its servicing duties, the Servicer shall pay to the Mortgagor interest on funds in the Escrow Account, to the extent required by the related Mortgage Loan or Applicable Regulations, and to the extent that interest earned on funds in the Escrow Account is insufficient, shall pay such interest from its own funds, without any reimbursement therefor.

          In the event the Servicer shall deposit in the Escrow Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Escrow Account, any provision herein to the contrary notwithstanding.

          Section 3.08 Payment of Taxes, Insurance and Other Charges; Collections Thereunder.

          With respect to each Mortgage Loan that provides for Escrow Payments, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of fire, flood and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment of taxes, assessments, hazard insurance premiums, and comparable items in a manner and at a time that assures that the lien priority of the Mortgage is not jeopardized (or, with respect to the payment of taxes, in a manner and at a time that avoids the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien). To the extent that a Mortgage does not provide for Escrow Payments, the Servicer (i) shall determine whether any such payments are made by the Mortgagor in a manner and at a time that is necessary to avoid the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien and (ii) shall ensure that all insurance required to be maintained on the Mortgaged Property pursuant to this Agreement is maintained. If any such payment has not been made and the Servicer receives notice of a tax lien with respect to the Mortgage Loan being imposed, the Servicer will, promptly and to the extent required to avoid loss of the Mortgaged Property, advance or cause to be advanced funds necessary to discharge such lien on the Mortgaged Property. The Servicer assumes full responsibility for the payment of all such bills and shall effect payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make Servicing Advances from its own funds to effect such payments.

          Section 3.09    Transfer of Accounts.

          The Servicer may transfer the Collection Account and the Escrow Account to a different depository institution from time to time. Upon such transfer, the Servicer shall deliver to the Trustee, the NIMS Insurer and the Depositor, a certification or letter agreement, as the case may be, as required pursuant to Sections 3.04 and 3.06.

          Section 3.10    Maintenance of Hazard Insurance.

          The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the amount necessary to fully compensate for any damage or loss to the improvements which are a part of such property on a replacement cost basis or (ii) the Principal Balance of the Mortgage Loan, in each case in an amount not less than such amount as is necessary to prevent the Mortgagor and/or the Mortgagee from becoming a co-insurer. If the Mortgaged Property is in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards and flood insurance has been made available, the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with an acceptable insurance carrier, in an amount representing coverage not less than the least of (i) the Principal Balance of the Mortgage Loan, (ii) the maximum insurable value of the improvements securing such Mortgage Loan or (iii) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968, as amended. The Servicer shall also maintain on the REO Properties for the benefit of the Certificateholders, (x) fire and hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) 100% of the maximum insurable value of the improvements securing the Mortgage Loan and (ii) the outstanding Principal Balance of the Mortgage Loan at the time it became an REO Property, (y) public liability insurance and, (z) to the extent required and available under the National Flood Insurance Act of 1968, as amended, flood insurance in an amount as provided above. Any amounts collected by the Servicer under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 3.05. It is understood and agreed that no earthquake or other additional insurance is required to be maintained by the Servicer or the Mortgagor or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to such Applicable Regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount of or material change in coverage to the Servicer. The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies currently reflect a general policy rating of A:X or better in Best's Key Rating Guide and are licensed to do business in the state wherein the property subject to the policy is located.

          Section 3.11    Maintenance of Mortgage Impairment Insurance Policy.

          In the event that the Servicer shall obtain and maintain a blanket policy issued by an insurer acceptable to Fannie Mae and Freddie Mac and that has a general policy rating of A:X or better in Best's Key Rating Guide insuring against hazard losses on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to
Section 3.10 and otherwise complies with all other requirements of Section 3.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 3.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with Section 3.10, and there shall have been a loss which would have been covered by such policy, deliver to the Trustee for deposit in the Distribution Account the amount not otherwise payable under the blanket policy because of such deductible clause, which amount shall not be reimbursable to the Servicer from the Trust Fund. In connection with its activities as servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of the Trustee, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy. Upon request of the Trustee, the Servicer shall cause to be delivered to the Trustee a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty days prior written notice to the Trustee.

          Section 3.12    Fidelity Bond, Errors and Omissions Insurance.

          The Servicer shall maintain, at its own expense, a blanket fidelity bond (the "Fidelity Bond") and an errors and omissions insurance policy, with broad coverage with financially responsible companies on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loans to handle funds, money, documents and papers relating to the Mortgage Loans. The Fidelity Bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such Fidelity Bond shall also protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.12 requiring the Fidelity Bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae MBS Selling and Servicing Guide or by Freddie Mac in the Freddie Mac Servicer's Guide, unless the Servicer has obtained a waiver of such requirements from Fannie Mae or Freddie Mac. Upon request of the Trustee or the NIMS Insurer, the Servicer shall cause to be delivered to the requesting party a certified true copy of the Fidelity Bond and errors and omissions insurance policy and a statement from the surety and the insurer that such Fidelity Bond and errors and omissions insurance policy shall in no event be terminated or materially modified without thirty days' prior written notice to the Trustee.

          Section 3.13    Title, Management and Disposition of REO Property.

          (a) In the event that title to a Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken (pursuant to a limited power of attorney to be provided by the Trustee to the Servicer) in the name of the Trustee or its nominee, on behalf of the Certificateholders, or in the event the Trustee is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer from an attorney duly licensed to practice law in the state where the REO Property is located. Any Person or Persons holding such title other than the Trustee shall acknowledge in writing that such title is being held as nominee for the benefit of the Trustee.

          (b) In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property before the end of the third taxable year beginning after the year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code unless the Servicer has received a grant of extension from the Internal Revenue Service of the above-mentioned grace period such that the holding by the Trust Fund of such REO Property subsequent to such period will not: (i) result in the imposition of any tax on "prohibited transactions" as defined in Section 860F of the Code; (ii) cause any REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code; or (iii) cause any REMIC constituting any part of the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property.

          Subject to compliance with applicable laws and regulations as shall at any time be in force, and notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code; or (ii) subject any REMIC constituting part of the Trust Fund to the imposition of any federal or state income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

          The Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders and the Trust Fund solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or result in the receipt by the related REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code, or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. The Servicer shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least annually thereafter. The Servicer shall make or cause to be made a written or electronic report of each such inspection. Such reports shall be retained in the Mortgage File and copies thereof shall be forwarded by the Servicer to the Trustee upon request. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the Certificateholders and the Trust Fund.

          With respect to each REO Property, the Servicer shall account separately for each REO Property with respect to all funds collected and received in connection with the operation of such REO Property.

          The income earned from the management of any REO Properties, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Advances and Servicing Advances related thereto, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (with interest accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Collection Account. To the extent the net income received during any calendar month is in excess of the amount on a daily basis, within two Business Days of receipt attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

          The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the Servicer for any related unreimbursed Advances; third, to reimburse the Certificate Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 3.05(b) and 3.05(c) that relate to such Mortgage Loan; fourth, to accrued and unpaid interest (to the extent no Advance has been made for such amount or any such Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Mortgage Rate (net of the Servicing Fee) to the Due Date occurring in the month in which such amounts are required to be distributed; and fifth, as a recovery of principal of the Mortgage Loan.

          The Servicer shall furnish to the Trustee, on each Servicer Remittance Date, an operating statement for each REO Property covering the operation of each REO Property for the previous month. Such operating statement shall be accompanied by such other information as the Trustee shall reasonably request.

          The Servicer shall use its best efforts to dispose of the REO Property as promptly as is practically consistent with protecting the Certificateholders' interests.

          Each REO Disposition shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer deems to be in the best interest of the Certificateholders. If as of the date title to any REO Property was acquired by the Servicer there were outstanding unreimbursed Servicing Advances, Servicing Fees and Advances with respect to the REO Property, the Servicer, upon an REO Disposition of such REO Property, shall be entitled to reimbursement for any related unreimbursed Servicing Advances, Servicing Fees and Advances from proceeds received in connection with such REO Disposition. The proceeds from the REO Disposition, net of any payment to the Servicer as provided above, shall be deposited in the Collection Account for transfer to the Distribution Account on the succeeding Servicer Remittance Date in accordance with Section 3.04(a)(vi).

          Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration and an Opinion of Counsel is obtained by the Servicer to the effect that such sale shall not cause any REMIC constituting part of the Trust Fund to fail to qualify as a REMIC).

          Section 3.14 Due-on-Sale Clauses; Assumption and Substitution Agreements.

          When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; provided, however, that the Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law. An Opinion of Counsel of the

Servicer (the costs of which shall constitute a reimbursable Servicing Advance) delivered to the Trustee, the Depositor and the NIMS Insurer shall conclusively establish the reasonableness of the Servicer's belief that any "due-on-sale" clause is not enforceable under applicable law. In such event, the Servicer shall make reasonable efforts to enter into an assumption and modification agreement with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the Mortgage, the Mortgagor remains liable thereon. If the foregoing is not permitted under applicable law, the Servicer is authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Note; provided that no such substitution will be permitted unless such person satisfies the underwriting criteria of the Servicer and has a credit score at least equal to that of the original Mortgagor. The Mortgage Loan, as assumed, shall conform in all respects to the requirements, representations and warranties of this Agreement. The Servicer shall not take or enter into any assumption and modification agreement, however, unless (to the extent practicable under the circumstances) it shall have received confirmation, in writing, of the continued effectiveness of any applicable hazard insurance policy. The Servicer shall notify the Trustee that any such assumption or substitution agreement has been completed by forwarding to the Trustee the original copy of such assumption or substitution agreement (indicating the Mortgage File to which it relates) which copy shall be added by the Trustee to the related Mortgage File and which shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. The Servicer shall be responsible for recording any such assumption or substitution agreements. In connection with any such assumption or substitution agreement, the Monthly Payment on the related Mortgage Loan shall not be changed but shall remain as in effect immediately prior to the assumption or substitution, the stated maturity or outstanding principal amount of such Mortgage Loan shall not be changed nor shall any required monthly payments of principal or interest be deferred or forgiven. Any fee collected by the Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional servicing compensation.

          Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 3.14, the term "assumption" is deemed to include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

          Section 3.15    Notification of Adjustments.

          On each Adjustment Date, the Servicer shall make Mortgage Interest Rate adjustments for each Adjustable-Rate Mortgage Loan in compliance with the requirements of the related Mortgage and Mortgage Note and Applicable Regulations. The Servicer shall execute and deliver the notices required by each Mortgage and Mortgage Note and Applicable Regulations regarding Mortgage Interest Rate adjustments. Upon the discovery by the Servicer or the Trustee that the Servicer has failed to adjust or has incorrectly adjusted a Mortgage

Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and Mortgage, the Servicer shall deliver to the Trustee for deposit in the Distribution Account from its own funds the amount of any interest loss caused thereby without reimbursement therefor; provided, however, the Servicer shall be held harmless with respect to any Mortgage Interest Rate adjustments made by any servicer prior to the Servicer.

          Section 3.16    [Reserved].

          Section 3.17    Trustee to Cooperate; Release of Files.

          (a) Upon the payment in full of any Mortgage Loan (including any liquidation of such Mortgage Loan through foreclosure or otherwise, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes), the Servicer shall deliver to the Trustee, in written form (with two executed copies) or electronic form, of a completed "Request for Release" in the form of Exhibit E. Upon receipt of such Request for Release of Documents, the Trustee shall promptly release the related Mortgage File within three (3) Business Days via overnight mail delivery (at the expense of the Servicer), in trust, to (i) the Servicer, or (ii) such other party identified in the related Request for Release. Upon any such payment in full, or the receipt of such notification that such funds have been placed in escrow, the Trustee hereby authorizes and empowers the Servicer to execute an instrument of satisfaction (or Assignment without recourse) regarding the Mortgaged Property relating to such Mortgage, which instrument of satisfaction or Assignment shall be delivered to the Person or Persons entitled thereto against receipt therefor of payment in full, it being understood and agreed that no expense incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Collection Account. In lieu of executing any such satisfaction or assignment, as the case may be, the Servicer may prepare and submit to the Trustee a satisfaction (or assignment without recourse, if requested by the Person or Persons entitled thereto) in form for execution by the Trustee with all requisite information completed by the Servicer; in such event, the Trustee shall execute and acknowledge such satisfaction or assignment, as the case may be, and deliver the same with the related Mortgage File, as aforesaid.

          (b) From time to time and as appropriate in the servicing of any Mortgage Loan, including, without limitation, foreclosure or other comparable conversion of a Mortgage Loan or collection under any insurance policy relating to a Mortgage Loan, the Trustee shall (except in the case of the payment or liquidation pursuant to which the related Mortgage File is released to an escrow agent or an employee, agent or attorney of the Trustee), upon written request of the Servicer and delivery to the Trustee, in written form (with two executed copies) or electronic form, of a "Request for Release" in the form of Exhibit E signed by a Servicing Officer, release the related Mortgage File to the Servicer within three (3) Business Days and shall execute such documents as shall be necessary to the prosecution of any such proceedings, including, without limitation, an assignment without recourse of the related Mortgage to the Servicer. Such receipt shall obligate the Servicer to return the Mortgage File to the Trustee when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a Request for Release evidencing such liquidation, the receipt shall be released by the Trustee to the Servicer.

          (c) Subject to Section 3.01, the Servicer shall have the right to accept applications of Mortgagors for consent to (i) partial releases of Mortgages, (ii) alterations, (iii) removal, demolition or division of properties subject to Mortgages, (iv) modifications, and (v) second mortgage subordination agreements. No application for approval shall be considered by the Servicer unless: (w) it has received an Opinion of Counsel, addressed to the Trustee (which opinion shall not be an expense of the Trustee or the Trust Fund) that such sale, disposition, substitution, acquisition or contribution will not affect adversely the status of any REMIC constituting part of the Trust Fund as a REMIC or cause any REMIC constituting part of the Trust Fund to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions; (x) the provisions of the related Note and Mortgage have been complied with; (y) the Loan-to-Value Ratio and debt-to-income ratio after any release does not exceed the maximum Loan-to-Value Ratio and debt-to-income ratio established in accordance with the underwriting standards of the Mortgage Loans; and (z) the lien priority of the related Mortgage is not affected. Upon receipt by the Trustee of a Servicing Officer's certificate setting forth the action proposed to be taken in respect of a particular Mortgage Loan and certifying that the criteria set forth in the immediately preceding sentence have been satisfied, the Trustee shall execute and deliver to the Servicer the consent or partial release so requested by the Servicer. A proposed form of consent or partial release, as the case may be, shall accompany any Servicing Officer's certificate delivered by the Servicer pursuant to this paragraph.

          Section 3.18    Servicing Compensation.

          As compensation for its activities hereunder, the Servicer shall be entitled to retain the amount of the Servicing Fee with respect to each Mortgage Loan (including REO Properties), subject to Section 3.21, payable solely from payments of interest in respect to each Mortgage Loan or other related proceeds with respect to such Mortgage Loan pursuant to Section 3.05. The Servicer shall be entitled to retain additional servicing compensation in the form of release fees, bad check charges, assumption fees, modification or extension fees, late payment charges, prepayment charges that are not Prepayment Charges, Originator Prepayment Charge Payment Amounts or Servicer Prepayment Charge Payment Amounts, or any other service-related fees and similar items, to the extent collected from Mortgagors. In addition, the Servicer shall be entitled to retain or withdraw from the Collection Account, pursuant to Section 3.05(g), any Prepayment Interest Excess with respect to the Mortgage Loans as additional servicing compensation.

          The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for any blanket policy insuring against hazard losses pursuant to
Section 3.11 and the fees and expenses of independent accountants and any agents appointed by the Servicer), and shall not be entitled to reimbursement therefor from the Trust Fund except as specifically provided in Section 3.05.

          Section 3.19 Access to Certain Documentation and Information Regarding the Mortgage Loans.

          (a) The Servicer shall provide to the Depositor, the Trustee, Certificateholders that are federally insured savings and loan associations, the Office of Thrift Supervision, the Office of the Comptroller of the Currency, the FDIC and the supervisory agents and examiners of each of the foregoing (which, in the case of supervisory agents and examiners, may be required by applicable state and federal regulations) access to the available documentation regarding the Mortgage Loans, such access being afforded without charge but only upon reasonable advance request and during normal business hours at the offices of the Servicer designated by it.

          (b) The Servicer shall afford the NIMS Insurer, upon reasonable advance notice, during normal business hours, access to all records maintained by the Servicer in respect of its rights and obligations hereunder and access to officers of the Servicer responsible for such obligations. Upon request, the Servicer shall furnish to the NIMS Insurer its most recent publicly available financial statements and such other information relating to its capacity to perform its obligations under this Agreement.

          Section 3.20    Duties of Credit Risk Manager.

          For and on behalf of the Depositor, the Credit Risk Manager shall provide reports and recommendations as to loss mitigation activities concerning Mortgage Loans that are past due, are in default, as to which there has been commencement of foreclosure, as to which there has been forbearance in exercise of remedies, as to which any obligor is the subject of bankruptcy, receivership, or an arrangement of creditors, or which have become REO Properties. Such reports and recommendations will be based upon information provided pursuant to the Credit Risk Management Agreement. The Credit Risk Manager shall look solely to the Servicer for all information and data (including loss and delinquency information and data) and loan-level information and data relating to the servicing of the Mortgage Loans. The Trustee, on behalf of the Trust, hereby authorizes the Servicer to provide such loan-level information and data to the Credit Risk Manager.

          The Credit Risk Manager may be removed at any time by a vote of Certificateholders holding Certificates evidencing at least 66 2/3% of the aggregate Voting Rights of the Certificates. After any such termination, the Credit Risk Manager shall have no further obligations hereunder, and shall no longer be entitled to the Credit Risk Manager Fee.

          Section 3.21 Obligations of the Servicer in Respect of Compensating Interest.

          Not later than the close of business on each Servicer Remittance Date, the Servicer shall deliver to the Trustee for deposit in the Distribution Account an amount ("Compensating Interest") equal to the lesser of (A) the aggregate of the Prepayment Interest Shortfalls on the Mortgage Loans for the related Distribution Date resulting from Principal Prepayments on the Mortgage Loans during the portion of the related Prepayment Period occurring in the prior calendar month and (B) the sum of (i) its aggregate Servicing Fee received in the related Collection Period and (ii) any Prepayment Interest Excess with respect to the related Prepayment Period. The Servicer shall apply Compensating Interest to offset any Prepayment Interest Shortfalls on the Mortgage Loans. The Servicer shall not have the right to reimbursement for any amounts remitted to the Trustee in respect of Compensating Interest. Such amounts so remitted shall be included in the Available Funds and distributed therewith on the next Distribution Date. The Servicer shall not be obligated to pay Compensating Interest with respect to Relief Act Interest Shortfalls.

          Section 3.22 Obligations of the Servicer in Respect of Mortgage Interest Rates and Monthly Payments.

          In the event that a shortfall in any collection on or liability with respect to any Mortgage Loan results from or is attributable to adjustments to Mortgage Interest Rates, Monthly Payments or Principal Balances that were made by the Servicer in a manner not consistent with the terms of the related Mortgage Note, Applicable Regulations and this Agreement, the Servicer, upon discovery or receipt of notice thereof, immediately shall deliver to the Trustee for deposit in the Distribution Account from its own funds the amount of any such shortfall and shall indemnify and hold harmless the Trust Fund, the Trustee, the Depositor and any successor servicer in respect of any such liability. Such indemnities shall survive the termination or discharge of this Agreement. Notwithstanding the foregoing, this Section 3.22 shall not limit the ability of the Servicer to seek recovery of any such amounts from the related Mortgagor under the terms of the related Mortgage Note, as permitted by law.

          Section 3.23    Investment of Funds in the Collection Account.

          (a) The Servicer may direct any depository institution maintaining the Collection Account and the Trustee may direct any depository institution maintaining the Distribution Account (for purposes of this Section 3.23, each an "Investment Account"), to invest the funds in such Investment Account in one or more Eligible Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Trustee is the obligor thereon, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Trustee is the obligor thereon or if such investment is managed or advised by the Trustee or an Affiliate of the Trustee. All such Eligible Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Trustee or the Servicer, as applicable (in its capacity as such) or in the name of a nominee of the Trustee. The Trustee shall be entitled to sole possession (except with respect to investment direction of funds held in the Collection Account) over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Trustee or its agent, together with any document of transfer necessary to transfer title to such investment to the Trustee or its nominee. In the event amounts on deposit in an Investment Account are at any time invested in an Eligible Investment payable on demand, the Trustee shall at the direction of the
Servicer:

                    (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Eligible Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

                    (y) demand payment of all amounts due thereunder promptly upon determination by a Responsible Officer of the Trustee that such Eligible Investment would not constitute an Eligible Investment in respect of funds thereafter on deposit in the Investment Account.

          (b) All income and gain realized from the investment of funds in the Collection Account shall be for the benefit of the Servicer. The Servicer shall deposit in the Collection Account or (to the extent funds in the Escrow Account are invested if permitted by applicable law) the Escrow Account, as applicable, from its own funds the amount of any loss incurred in respect of any such Eligible Investment made with funds in such account immediately upon realization of such loss. All income and gain realized from the investment of funds in the Distribution Account shall be for the benefit of the Trustee. The Trustee shall deposit in the Distribution Account from its own funds the amount of any loss incurred on Eligible Investments in the Distribution Account.

          (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Eligible Investment, or if a default occurs in any other performance required under any Eligible Investment, the Trustee may and, subject to Section 8.01 and Section 8.02(e), upon the request of the NIMS Insurer or Holders of Certificates representing more than 50% of the Voting Rights allocated to any Class of Certificates, shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

          Section 3.24    Liability of Servicer; Indemnification.

          Subject to Section 6.03, the Servicer (except the Trustee if it is required to succeed the Servicer hereunder) indemnifies and holds the Trustee, the Depositor, the NIMS Insurer and the Trust Fund harmless against any and all third party claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Depositor, the NIMS Insurer and the Trust Fund may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the Servicing Standard. The Servicer shall promptly notify the Trustee, the NIMS Insurer and the Depositor if a claim is made that may result in such claims, losses, penalties, fines, forfeitures, legal fees or related costs, judgments, or any other costs, fees and expenses, and the Servicer shall assume (with the consent of the Trustee) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Trustee, the Depositor, the NIMS Insurer and/or the Trust Fund in respect of such claim. The provisions of this Section 3.24 shall survive the termination of this Agreement and the payment of the outstanding Certificates.

          Section 3.25 Reports of Foreclosure and Abandonment of Mortgaged Properties.

          Beginning in 2007, the Servicer shall file the reports of foreclosure and abandonment of any Mortgaged Property required by Section 6050J of the Code with the Internal Revenue Service on or before the due date for any such report. Not later than 90 days following the end of each calendar year, beginning in 2007, the Servicer will deliver an Officer's Certificate to the Trustee and the NIMS Insurer certifying its compliance with this Section 3.25. The reports from the Servicer shall be in form and substance sufficient to meet the reporting requirements imposed by such Section 6050J.

          Section 3.26    Protection of Assets.

          (a) Except for transactions and activities entered into in connection with the securitization that is the subject of this Agreement, the Trust is not authorized and has no power to:

          (1)       borrow money or issue debt;

          (2) merge with another entity, reorganize, liquidate or sell assets; or

          (3)       engage in any business or activities.

          (b) Notwithstanding any prior termination of this Agreement, each party hereto agrees that, until after one year and one day following the payment in full of the last of the Certificates issued hereunder, it shall not acquiesce, petition or otherwise invoke or cause the Depositor or the Trust to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Depositor or the Trust under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or the Trust or any substantial part of the property of either, or ordering the winding up or liquidation of the affairs of the Depositor or the Trust.

          Section 3.27    Limitation of Liability of the Credit Risk Manager.

          Neither the Credit Risk Manager, nor any of the directors, officers, employees or agents of the Credit Risk Manager, shall be under any liability to the Depositor, the Servicer, the Trustee or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, in reliance upon information provided by the Servicer under the Credit Risk Management Agreement or for errors in judgment; provided, however, that this provision shall not protect the Credit Risk Manager or any such person against liability that would otherwise be imposed by reason of willful malfeasance, bad faith or negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement or the applicable Credit Risk Management Agreement. The Credit Risk Manager and any director, officer, employee or agent of the Credit Risk Manager may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder, and may rely in good faith upon the accuracy of information furnished by the Servicer pursuant to the applicable Credit Risk Management Agreement in the performance of its duties thereunder and hereunder.

          Section 3.28    No Personal Solicitation.

          From and after the Closing Date, the Servicer agrees that it will not take any action or permit or cause any action to be taken by any of its agents and Affiliates, or by any independent contractors or independent mortgage brokerage companies on the Servicer's behalf, to personally, by telephone, mail or electronic mail, solicit the Mortgagor under any Mortgage Loan for the purpose of refinancing such Mortgage Loan or make the list of names and addresses of the Mortgagors available to any third party for any solicitation purpose; provided, that the Servicer may solicit any Mortgagor for whom the Servicer has received a request for verification of mortgage, a request for demand for payoff, a mortgagor initiated written or verbal communication indicating a desire to prepay the related Mortgage Loan, or the mortgagor initiates a title search; provided further, it is understood and agreed that promotions undertaken by the Servicer or any of its Affiliates which
(i) concern optional insurance products or other additional products or (ii) are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section, nor is the Servicer prohibited from responding to unsolicited requests or inquiries made by a Mortgagor or an agent of a Mortgagor. Furthermore, the Servicer shall be permitted to include messages to all borrowers under all mortgage loans serviced by it in its monthly statements.

          Section 3.29    Credit Reporting; Gramm-Leach-Bliley Act.

          (a) With respect to each Mortgage Loan, the Servicer agrees to fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and TransUnion Credit Information Company (three of the credit repositories) on a monthly basis and agrees it shall report one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off.

          (b) The Servicer shall comply with Title V of the Gramm-Leach-Bliley Act of 1999 and all applicable regulations promulgated thereunder, relating to the Mortgage Loans and the related borrowers and shall provide all required notices thereunder.

          Section 3.30    Annual Statement as to Compliance.

          Each of the Servicer and the Trustee shall deliver, and shall cause any Additional Servicer engaged by it to deliver, or otherwise make available to the Depositor and the Trustee (and the Trustee will forward to each Rating Agency), no later than March 15th of each calendar year beginning in 2007, an Officers' Certificate (each, a "Compliance Statement"), signed by an officer of such party, stating, as to the signer thereof, that (a) a review of the activities of such party during the preceding calendar year or portion thereof and of the performance of such party under this Agreement has been made under such officer's supervision and (b) to the best of such officers' knowledge, based on such review, such party has fulfilled all of its obligations under this Agreement in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. Each such Compliance Statement shall contain no restrictions or limitations on its use. The obligations of the Servicer and the Trustee under this Section apply to each entity that acted as Servicer or Trustee, as applicable, during the applicable period, whether or not such entity is acting as Servicer or Trustee at the time such Compliance Statement is required to be delivered.

          Section 3.31    Assessment of Compliance and Attestation Reports.

          (a) Each of the Servicer, the Trustee and the Custodian, each at its own expense, shall deliver, and shall cause each Servicing Function Participant engaged by it to deliver, or otherwise make available to the Depositor and the Trustee on or before March 15th of each calendar year beginning in 2007, a report regarding such party's assessment of compliance with the Relevant Servicing Criteria (each, an "Assessment of Compliance"), reasonably satisfactory to the Depositor and the Trustee, that contains (i) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria, (ii) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (iii) such party's assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by such Assessment of Compliance, including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, (iv) a statement that a registered public accounting firm has issued an attestation report on such party's assessment of compliance with the Relevant Servicing Criteria as of and for such period and (v) a statement as to which of the Servicing Criteria, if any, are not applicable to such party, which statement shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving such party, that are backed by the same asset type as the Mortgage Loans.

          No later than February 1 of each fiscal year for the Trust for which a 10-K is required to be filed pursuant to Section 3.32(c), the Servicer, the Trustee and the Custodian shall each forward to the Trustee the name of each Servicing Function Participant engaged by it and what Relevant Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function Participant. When the Servicer, the Trustee and the Custodian (or any Servicing Function Participant engaged by them) submit their assessments to the Securities Administrator, such parties will also at such time include the assessment (and attestation pursuant to Section 3.31(b)) of each Servicing Function Participant engaged by it.

          Promptly after receipt of such Assessments of Compliance, the Trustee shall confirm that the Assessments of Compliance, taken individually address the Relevant Servicing Criteria for each party as set forth on Exhibit Q and notify the Depositor of any exceptions. None of such parties shall be required to deliver any such Assessments of Compliance until April 15 in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year. The Custodian and any Servicing Function Participant engaged by it shall not be required to deliver or cause the delivery of such Assessments of Compliance in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding fiscal year.

          (b) Each of the Servicer, the Trustee and the Custodian, each at its own expense, shall cause, and shall cause each Servicing Function Participant engaged by it to cause, on or before March 15th of each calendar year beginning in 2007, a registered public accounting firm (which may also render other services to the Servicer, the Trustee, the Custodian or such other Servicing Function Participants, as the case may be) that is a member of the American Institute of Certified Public Accountants, to furnish a report (each, an "Attestation Report") to the Trustee and the Depositor, to the effect that
(i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, it is expressing an opinion as to whether such party's compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party's assessment of compliance with the Relevant Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such Attestation Report why it was unable to express such an opinion. Each such related Attestation Report shall be made in accordance with Rules 1-02(a)(3) and 2-02(g) of the Commission's Regulation S-X. Such Attestation Reports must be available for general use and not contain restricted use language.

          Promptly after receipt of such Attestation Reports, the Trustee shall confirm that each Assessment of Compliance is coupled with a related Attestation Report and shall notify the Depositor of any exceptions. None of the Servicer, the Trustee or any Servicing Function Participant engaged by such parties shall be required to deliver or cause the delivery of such Attestation Reports until April 15 in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding fiscal year. The Custodian and any Servicing Function Participant engaged by it shall not be required to deliver or cause the delivery of such Attestation Report in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding fiscal year.

          Section 3.32    Reports to the Commission.

          (a) The Trustee and the Servicer shall reasonably cooperate with the Depositor in connection with the Trust's satisfying its reporting requirements under the Exchange Act. Without limiting the generality of the foregoing, the Trustee shall prepare on behalf of the Trust any Form 10-D and Form 10-K, as well as certain Form 8-Ks, required by the Exchange Act and the rules and regulations of the Commission thereunder, the Depositor shall sign and the Trustee shall file via EDGAR such Forms on behalf of the Trust. Notwithstanding the foregoing, the Depositor shall file the Form 8-K in connection with the filing of this Agreement.

          (b) Within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Trustee shall prepare and file on behalf of the Trust any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act. The Trustee shall file each Form 10-D with a copy of the Monthly Statement for such Distribution Date attached thereto. Any disclosure in addition to the Monthly Statement for such Distribution Date that is required to be included on Form 10-D ("Additional Form 10-D Disclosure") shall be determined and prepared by and at the direction of the Depositor pursuant to the following paragraph and the Trustee will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, absent such reporting, direction and approval.

          As set forth on Exhibit R hereto, within 5 calendar days after the related Distribution Date, certain parties to this Agreement shall be required to provide to the Trustee (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380) and the Depositor, to the extent known by such applicable parties, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Trustee and such party, any Additional Form 10-D Disclosure, if applicable, and include with such Additional Form 10-D Disclosure, an Additional Disclosure Notification in the form attached hereto as Exhibit V. The Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Trustee shall compile all such information provided to it in a Form 10-D prepared by it. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Trustee in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

          After preparing the Form 10-D, the Trustee shall forward electronically a copy of the Form 10-D to the Depositor for approval and execution. No later than 2 Business Days prior to the 15th calendar day after the related Distribution Date, a duly authorized representative of the Depositor shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow via overnight mail) to the Trustee. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Trustee will follow the procedures set forth in Section 3.32(h)(ii). Promptly (but no later than 1 Business Day) after filing with the Commission, the Trustee will make available on its internet website a final executed copy of each Form 10-D. The signing party at the Depositor can be contacted at the address specified in Section 11.05. Each party to this Agreement acknowledges that the performance by the Trustee of its duties under this Section 3.32(b) related to the timely preparation and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.32(b). The Trustee shall have no liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-D, where such failure results from the Trustee's inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

          (c) On or before 90 days after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (the "10-K Filing Deadline") (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2007, the Trustee shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Trustee within the applicable time frames set forth in this Agreement:

          (i) a Compliance Statement for each of the Servicer and the Trustee as described under Section 3.30;

          (ii) (A) the Assessment of Compliance for each of the Servicer, the Trustee, the Custodian and any Servicing Function Participant engaged by any such party (each, a "Reporting Servicer"), as described under
     Section 3.31(a), and (B) if each Reporting Servicer's Assessment of Compliance identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if each Reporting Servicer's Assessment of Compliance is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included;

          (iii) (A) the Attestation Report for each Reporting Servicer, as described under Section 3.31(b) and (c), and (B) if any Reporting Servicer's Attestation Report identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any Reporting Servicer's Attestation Report is not included as an exhibit to such Form 10-K, disclosure that such Attestation Report is not included and an explanation why such Attestation Report is not included; and

          (iv)      a Sarbanes-Oxley Certification, as described in Section
     3.32(e).

          Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K ("Additional Form 10-K Disclosure") shall be determined and prepared by and at the direction of the Depositor pursuant to the following paragraph and the Trustee will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, absent such reporting, direction and approval.

          As set forth on Exhibit S hereto, no later than March 1 of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2007, (i) certain parties to this Agreement shall be required to provide to the Trustee (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380) and the Depositor, to the extent known by such applicable parties, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Trustee and such party, any Additional Form 10-K Disclosure, if applicable, (ii) include with such Additional Form 10-K Disclosure, an Additional Disclosure Notification in the form attached hereto as Exhibit V, and (iii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K. The Trustee shall compile all such information provided to it in a Form 10-K prepared by it. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Trustee in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph.

          After preparing the Form 10-K, the Trustee shall forward electronically a copy of the Form 10-K to the Depositor for approval and execution. No later than 5:00 p.m. New York City time on the 4th Business Day prior to the 10-K Filing Deadline, a duly authorized representative of the Depositor shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to follow via overnight mail) to the Trustee. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Trustee will follow the procedures set forth in Section 3.32(h)(ii). Promptly (but no later than 1 Business Day) after filing with the Commission, the Trustee will make available on its internet website a final executed copy of each Form 10-K. The signing party at the Depositor can be contacted at the address specified in Section 11.05. The parties to this Agreement acknowledge that the performance by the Trustee of its duties under this Section 3.32(c) related to the timely preparation and filing of Form 10-K is contingent upon such parties (and any Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties under this Section 3.32(c), Section 3.32(e), Section 3.30 and
Section 3.31. The Trustee shall have no liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the Trustee's inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

          (d) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a "Reportable Event"), and requested by the Depositor and to the extent it receives the Form 8-K Disclosure Information described below, the Trustee shall prepare and file on behalf of the Trust any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-K in connection with the issuance of the Certificates. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K ("Form 8-K Disclosure Information") shall be determined and prepared by and at the direction of the Depositor pursuant to the following paragraph and the Trustee will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information or any Form 8-K, absent such reporting, direction and approval.

          As set forth on Exhibit T hereto, for so long as the Trust is subject to the Exchange Act reporting requirements, no later than the end of business on the 2nd Business Day after the occurrence of a Reportable Event (i) certain parties shall be required to provide to the Trustee (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380) and the Depositor, to the extent known by such applicable parties, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Trustee and such party, any Form 8-K Disclosure Information, if applicable, (ii) include with such Additional Form 8-K Disclosure, an Additional Disclosure Notification in the form attached hereto as Exhibit V, and (iii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information. The Trustee shall compile all such information provided to it in a Form 8-K prepared by it. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Trustee in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.

          After preparing the Form 8-K, the Trustee shall forward electronically a copy of the Form 8-K to the Depositor for approval and execution. No later than noon New York City time on the 4th Business Day after the Reportable Event, a duly authorized representative of the Depositor shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow via overnight mail) to the Trustee. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Trustee will follow the procedures set forth in Section 3.32(h)(ii). Promptly (but no later than 1 Business Day) after filing with the Commission, the Trustee will make available on its internet website a final executed copy of each Form 8-K. The signing party at the Depositor can be contacted at the address specified in Section 11.05. The parties to this Agreement acknowledge that the performance by the Trustee of its duties under this Section 3.32(d) related to the timely preparation and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.32(d). The Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K, where such failure results from the Trustee's inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

          (e) Each Form 10-K shall include a certification (the "Sarbanes-Oxley Certification"), exactly as set forth in Exhibit O attached hereto, required to be included therewith pursuant to the Sarbanes-Oxley Act. The Trustee and the Servicer shall provide, and shall cause any Servicing Function Participant engaged by it to provide, to the Person who signs the Sarbanes-Oxley Certification (the "Certifying Person"), by March 15th of each year in which the Trust is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, a "Back-up Certification"), in the forms attached hereto as Exhibit U-1 for the Trustee or Exhibit U-2 for the Servicer, upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity's officers, directors and Affiliates (collectively with the Certifying Person, "Certification Parties") can reasonably rely. The senior officer of the Depositor shall serve as the Certifying Person on behalf of the Trust. Such officer of the Certifying Person can be contacted at the address specified in Section 11.05. In the event the Servicer, the Trustee or any Servicing Function Participant engaged by such parties is terminated or resigns pursuant to the terms of this Agreement, or any applicable sub-servicing agreement, as the case may be, such party shall provide a Back-up Certification to the Certifying Person pursuant to this Section 3.32(e) with respect to the period of time it was subject to this Agreement or any applicable sub-servicing agreement, as the case may be.

          (f)       [Reserved]

          (g) Upon any filing with the Commission prepared and filed by the Trustee, the Trustee shall promptly deliver or make available to the Depositor a copy of any such executed report, statement or information.

          (h)       (i)       The obligations set forth in paragraphs (a)
     through (g) of this Section shall only apply with respect to periods for which reports are required to be filed with respect to the Trust under the Exchange Act. On or prior to January 30 of the first year in which the Trustee is able to do so under applicable law, unless otherwise requested by the Depositor, the Trustee shall prepare and file with the Commission a Form 15 Suspension Notification executed by the Depositor with respect to the Trust, with a copy to the Depositor. After the filing of a Form 15 Suspension Notification, if the Depositor or the Certificate Registrar determines that the number of Certificateholders of the Offered Certificates of record exceeds the number set forth in Section 15(d) of the Exchange Act or the regulations promulgated pursuant thereto which would cause the Trust to again become subject to the reporting requirements of the Exchange Act, it shall promptly notify the Trustee and the Trustee shall recommence preparing and filing reports on Form 8-K, Form 10-D and Form 10-K as required pursuant to this Section and the then-current reporting requirements of the Exchange Act and the parties hereto will again have the obligations set forth in paragraphs (a) through (g) of this Section.

                    (ii) In the event that the Trustee is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Trustee will immediately notify the Depositor of such inability to make a timely filing with the Commission. In the case of Form 10-D and Form 10-K, the parties to this Agreement will cooperate to prepare and file a Form 12b-25 and a 10-D/A and Form 10-K/A, as applicable, pursuant to Rule 12b-25 of the Exchange Act.

     In the case of Form 8-K, the Trustee will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next succeeding Form 10-D to be filed for the Trust. In the event that any previously filed Form 8-K, Form 10-D or Form 10-K needs to be amended, the Trustee will notify the Depositor and, only if such filings include any Form 8-K Disclosure, Additional Form 10-D Disclosure or Additional Form 10-K Disclosure, as the case may be, the Depositor, and such parties will cooperate to prepare any necessary Form 8-K/A, Form 10-D/A or Form 10-K/A. Any Form 15, Form 12b-25 or any amendment to Form 8-K, Form 10-D or Form 10-K shall be signed by a senior officer of the Depositor. The parties to this Agreement acknowledge that the performance by the Trustee of its duties under this Section 3.32(h) related to the timely preparation and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon each such party performing its duties under this Section 3.32(h). The Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, Form 10-D or Form 10-K, where such failure results from the Trustee's inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Form 8-K, Form 10-D or Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

                                   ARTICLE IV

                                  FLOW OF FUNDS

          Section 4.01    Interest Distributions.

          On each Distribution Date, the Trustee shall withdraw from the Distribution Account the Interest Remittance Amount and apply it in the following order of priority (based upon the Mortgage Loan information provided to it in the Remittance Report, upon which the Trustee may conclusively rely), and the calculations required to be made by the Trustee, to the extent available:

          (i) to the Credit Risk Manager, the Credit Risk Manager Fee for such Distribution Date;

          (ii) concurrently, to the Class A Certificates, pro rata, the Accrued Certificate Interest thereon for such Distribution Date;

          (iii) concurrently, to the Class A Certificates, pro rata, the Interest Carry Forward Amount thereon for such Distribution Date;

          (iv) to the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

          (v) to the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

          (vi) to the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

          (vii) to the Class M-4 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

          (viii) to the Class M-5 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

          (ix) to the Class M-6 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

          (x) to the Class M-7 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

          (xi) to the Class M-8 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

          (xii) to the Class M-9 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

          (xiii) to the Class M-10 Certificates, the Accrued Certificate Interest thereon for such Distribution Date; and

          (xiv) the amount, if any, of the Interest Remittance Amount remaining after application with respect to the priorities set forth above will be applied as described under Section 4.02(b) hereof.

          On any Distribution Date, any shortfalls resulting from Prepayment Interest Shortfalls not covered by Compensating Interest payments made by the Servicer or from the application of the Relief Act or similar state laws will be allocated as a reduction to the Accrued Certificate Interest for the Class A and Class M Certificates on a pro rata basis based on the respective amounts of interest accrued on those Certificates for that Distribution Date. The holders of the Class A and Class M Certificates will not be entitled to reimbursement on future Distribution Dates of any such Prepayment Interest Shortfalls or Relief Act shortfalls following their allocation to such Certificates.

          Section 4.02 Distributions of Principal and Monthly Excess Cashflow Amounts.

          (a) On each Distribution Date, the Trustee shall make the following distributions in the following order of priority (based upon the Mortgage Loan information provided to it in the Remittance Report, upon which the Trustee may conclusively rely absent manifest error, and the calculations required to be made by the Trustee), to the extent of the Principal Distribution
Amount:

          (i) before the Stepdown Date or with respect to which a Trigger Event is in effect, sequentially, as follows:

                    first, to the Class A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                    second, to the Class A-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                    third, to the Class A-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                    fourth, to the Class A-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                    fifth, to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                    sixth, to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                    seventh, to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                    eighth, to the Class M-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                    ninth, to the Class M-5 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                    tenth, to the Class M-6 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                    eleventh, to the Class M-7 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                    twelve, to the Class M-8 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                    thirteenth, to the Class M-9 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                    fourteenth, to the Class M-10 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                    fifteenth, any remaining Principal Distribution Amount will be distributed as part of the Monthly Excess Cashflow Amount as set forth in Section 4.02(b).

          (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect:

                    first, to the Class A-1 Certificates, up to the Senior Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                    second, to the Class A-2 Certificates, up to the Senior Principal Distribution Amount remaining after priority first above, until the Certificate Principal Balance thereof has been reduced to zero;

                    third, to the Class A-3 Certificates, up to the Senior Principal Distribution Amount remaining after priority first and second above, until the Certificate Principal Balance thereof has been reduced to zero;

                    fourth, to the Class A-4 Certificates, up to the Senior Principal Distribution Amount remaining after priority first, second and third above, until the Certificate Principal Balance thereof has been reduced to zero;

                    fifth, to the Class M-1 Certificates, up to the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                    sixth, to the Class M-2 Certificates, up to the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                    seventh, to the Class M-3 Certificates, up to the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                    eighth, to the Class M-4 Certificates, up to the Class M-4 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                    ninth, to the Class M-5 Certificates, up to the Class M-5 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                    tenth, to the Class M-6 Certificates, up to the Class M-6 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                    eleventh, to the Class M-7 Certificates, up to the Class M-6 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                    twelfth, to the Class M-8 Certificates, up to the Class M-6 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                    thirteenth, to the Class M-9 Certificates, up to the Class M-6 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                    fourteenth, to the Class M-10 Certificates, up to the Class M-10 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

                    fifteenth, any remaining Principal Distribution Amount will be distributed as part of the Monthly Excess Cashflow Amount as set forth in Section 4.02(b).

          On or after the Subordination Depletion Date, all principal distributions to the Class A Certificates pursuant to 4.02(a)(i) and 4.02(a)(ii) will be distributed concurrently, to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, on a pro rata basis, based on the Certificate Principal Balance of such Classes of Certificates until the Certificate Principal Balances of such Certificates is reduced to zero.

          (b) On each Distribution Date, any Monthly Excess Cashflow Amount shall be distributed, to the extent available, in the following order of priority on such Distribution Date:

          (i) to pay any remaining Accrued Certificate Interest for such Distribution Date, pro rata, on the Class A Certificates;

          (ii) to pay any Interest Carry Forward Amount for such Distribution Date, pro rata, for the Class A Certificates;

          (iii) to pay any remaining unpaid Accrued Certificate Interest for such Distribution Date on the Class M-1 Certificates;

          (iv) to pay the remaining Interest Carry Forward Amount, if any, for the Class M-1 Certificates for such Distribution Date;

          (v) to pay the Class M-1 Realized Loss Amortization Amount for such Distribution Date;

          (vi) to pay any remaining unpaid Accrued Certificate Interest for such Distribution Date on the Class M-2 Certificates;

          (vii) to pay the remaining Interest Carry Forward Amount, if any, for the Class M-2 Certificates for such Distribution Date;

          (viii) to pay the Class M-2 Realized Loss Amortization Amount for such Distribution Date;

          (ix) to pay any remaining unpaid Accrued Certificate Interest for such Distribution Date on the Class M-3 Certificates;

          (x) to pay the remaining Interest Carry Forward Amount, if any, for the Class M-3 Certificates for such Distribution Date;

          (xi) to pay the Class M-3 Realized Loss Amortization Amount for such Distribution Date;

          (xii) to pay any remaining unpaid Accrued Certificate Interest for such Distribution Date on the Class M-4 Certificates;

          (xiii) to pay the remaining Interest Carry Forward Amount, if any, for the Class M-4 Certificates for such Distribution Date;

          (xiv) to pay the Class M-4 Realized Loss Amortization Amount for such Distribution Date;

          (xv) to pay any remaining unpaid Accrued Certificate Interest for such Distribution Date on the Class M-5 Certificates;

          (xvi) to pay the remaining Interest Carry Forward Amount, if any, for the Class M-5 Certificates for such Distribution Date;

          (xvii) to pay the Class M-5 Realized Loss Amortization Amount for such Distribution Date;

          (xviii)   to pay any remaining unpaid Accrued Certificate Interest for such Distribution Date on the Class M-6 Certificates;

          (xix) to pay the remaining Interest Carry Forward Amount, if any, for the Class M-6 Certificates for such Distribution Date;

          (xx) to pay the Class M-6 Realized Loss Amortization Amount for such Distribution Date;

          (xxi) to pay any remaining unpaid Accrued Certificate Interest for such Distribution Date on the Class M-7 Certificates;

          (xxii) to pay the remaining Interest Carry Forward Amount, if any, for the Class M-7 Certificates for such Distribution Date;

          (xxiii)   to pay the Class M-7 Realized Loss Amortization Amount for
     such Distribution Date;

          (xxiv) to pay any remaining unpaid Accrued Certificate Interest for such Distribution Date on the Class M-8 Certificates;

          (xxv) to pay the remaining Interest Carry Forward Amount, if any, for the Class M-8 Certificates for such Distribution Date;

          (xxvi) to pay the Class M-8 Realized Loss Amortization Amount for such Distribution Date;

          (xxvii)   to pay any remaining unpaid Accrued Certificate Interest for such Distribution Date on the Class M-9 Certificates;

          (xxviii) to pay the remaining Interest Carry Forward Amount, if any, for the Class M-9 Certificates for such Distribution Date;

          (xxix) to pay the Class M-9 Realized Loss Amortization Amount for such Distribution Date;

          (xxx) to pay any remaining unpaid Accrued Certificate Interest for such Distribution Date on the Class M-10 Certificates;

          (xxxi) to pay the remaining Interest Carry Forward Amount, if any, for the Class M-10 Certificates for such Distribution Date;

          (xxxii)   to pay the Class M-10 Realized Loss Amortization Amount for
     such Distribution Date;

          (xxxiii) from amounts otherwise distributable to the Class CE Certificates, to the Cap Carryover Reserve Account, first, to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, pro rata, and then sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, any Cap Carryover Amount for each such Class;

          (xxxiv)   from amounts otherwise distributable to the Class CE
     Certificates, to the Supplemental Interest Trust for the Swap Provider, any Swap Termination Payments resulting from a Swap Provider Trigger Event; and

          (xxxv) to the Class CE Certificates, up to the Class CE Distributable Amount for such Distribution Date.

          On each Distribution Date, there shall be distributed to the Holder of the Class R Certificate in respect of the Class R-3 Interest, any remaining amount in the Distribution Account on such date after the application pursuant to Sections 4.01, 4.02(a) and 4.02(b)(i)-(xxxv).

          (c) On each Distribution Date, after making the distributions of the Available Funds, Monthly Excess Cashflow and amounts on deposit in the Cap Carryover Reserve Account as set forth above, the Supplemental Interest Trust Trustee shall distribute the amount on deposit in the Swap Account as follows:

          first, to the Swap Provider, any Net Swap Payment owed to the Swap Provider pursuant to the Interest Rate Swap Agreement for such Distribution Date;

          second, to the Swap Provider, any Swap Termination Payment owed to the Swap Provider not due to a Swap Provider Trigger Event pursuant to the Interest Rate Swap Agreement;

          third, concurrently, to each Class of Class A Certificates, the related Accrued Certificate Interest and Interest Carry Forward Amount remaining undistributed after the distributions of the Interest Remittance Amount, on a pro rata basis based on such respective remaining Accrued Certificate Interest and Interest Carry Forward Amount;

          fourth, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, the related Accrued Certificate Interest and Interest Carry Forward Amount, to the extent remaining undistributed after the distributions of the Interest Remittance Amount and the Monthly Excess Cashflow;

          fifth, to the holders of the Class or Classes of Certificates then entitled to receive distributions in respect of principal, in an amount necessary to maintain the applicable Targeted Overcollateralization Amount after taking into account distributions made pursuant to Section 4.02(b)(i) (but only to the extent of cumulative Realized Losses);

          sixth, concurrently, to each Class of Class A Certificates, the related Cap Carryover Amount, to the extent remaining undistributed after distributions are made from the Cap Carryover Reserve Account, on a pro rata basis based on such respective Cap Carryover Amounts remaining;

          seventh, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, the related Cap Carryover Amount, to the extent remaining undistributed after distributions are made from the Cap Carryover Reserve Account;

          eighth, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, to the extent of any remaining related Realized Loss Amortization Amount for such Class; and

          ninth, to the Class CE Certificates, any remaining amounts.

          (d) On each Distribution Date, the Trustee shall withdraw any amounts then on deposit in the Distribution Account that represent Prepayment Charges collected by the Servicer in connection with the Principal Prepayment in full of any of the Mortgage Loans, any Originator Prepayment Charge Payment Amount or Servicer Prepayment Charge Payment Amount and shall distribute such amounts to the Holders of the Class P Certificates. Any such amounts in respect of Originator Prepayment Charge Payment Amounts or Servicer Prepayment Charge Payment Amounts shall not be payments with respect to a "regular interest" in a REMIC within the meaning of Code Section 860G(a)(1). Such distributions shall not be applied to reduce the Certificate Principal Balance of the Class P Certificates. On the first Distribution Date following the expiration of the latest prepayment term with respect to the related Mortgage Loans and if funds are available on such date, the Class P Certificates shall be entitled to its outstanding Certificate Principal Balance prior to any distributions of Monthly Excess Cashflow Amounts pursuant to Section 4.02(b) on such Distribution Date.

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          (e)       Any amounts distributed to the Class A and Class M
Certificates in respect of interest pursuant to Sections 4.02(b)(xxxiii) which constitute Cap Carryover Amounts shall first be deemed distributed by REMIC 3 as a distribution with respect to the Class CE REMIC 3 Regular Interest, and then distributed to the Class A and Class M Certificates as payments on notional principal contracts in the nature of cap contracts. Any remaining amount with respect to the Class CE Certificates shall be treated as having been distributed to the Holders of the Class CE Certificates.

          (f) On each Distribution Date, Unpaid Realized Loss Amounts on the Class M Certificates will be reduced by the amount of any Subsequent Recoveries received during the related Prepayment Period in the same order as Realized Loss Amortization Amounts are paid to the Class M Certificates pursuant to Section 4.02(b) above.

          Section 4.03    Allocation of Losses.

          An Applied Realized Loss Amount for a Distribution Date will be allocated first against the Class CE Certificates, until the Overcollateralization Amount is reduced to zero and then against the Class M-10, Class M-9, Class M-8, Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order and until the respective Certificate Principal Balances thereof are reduced to zero.

          Section 4.04    Method of Distribution.

          The Trustee shall make distributions in respect of a Distribution Date to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution), in the case of Certificateholders of the Certificates, by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of such Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. Distributions among Certificateholders shall be made in proportion to the Percentage Interests evidenced by the Certificates held by such Certificateholders.

          Section 4.05    Distributions on Book-Entry Certificates.

          Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Certificates. None of the Trustee, the Depositor or the Servicer shall have any responsibility therefor except as otherwise provided by applicable law.

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          Section 4.06    Statements.

          (a) On each Distribution Date, based on the Mortgage Loan information contained in the Remittance Report, the Trustee shall prepare and post on its website at www.ctslink.com, a statement (the "Distribution Date Statement") as to the distributions made on such Distribution Date:

          (i) the amount of the distribution made on such Distribution Date to the Holders of each Class of Certificates allocable to principal, separately identified and the amount of the distribution made on such Distribution Date to the Holders of the Class P Certificates allocable to Prepayment Charges, Originator Prepayment Charge Payment Amounts and Servicer Prepayment Charge Payment Amounts;

          (ii) the amount of the distribution made on such Distribution Date to the Holders of each Class of Certificates allocable to interest or Class CE Distributable Amount, separately identified;

          (iii) the Overcollateralization Amount, the Overcollateralization Release Amount, the Overcollateralization Deficiency and the Targeted Overcollateralization Amount as of such Distribution Date and the Monthly Excess Interest Amount and Monthly Excess Cashflow Amount for such Distribution Date;

          (iv) the aggregate amount of Servicing Fees received by the Servicer during the related Collection Period;

          (v) the aggregate amount of Advances for the related Collection Period, cumulative unreimbursed Advances and Servicing Advances and cumulative Nonrecoverable Advances;

          (vi) the Pool Balance, at the close of business at the end of the related Collection Period;

          (vii) the number, weighted average remaining term to maturity and weighted average Mortgage Interest Rate of the Mortgage Loans as of the related Due Date;

          (viii) the number and aggregate unpaid principal balance of Mortgage Loans (a) as to which the Monthly Payment is delinquent (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days, (b) as to which foreclosure proceedings have been commenced and (c) in bankruptcy, in each case as of the close of business on the last day of the calendar month preceding such Distribution Date;

          (ix) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number of such Mortgage Loan, the unpaid Principal Balance of the REO Property as of the close of business on the last Business Day of such calendar month and the Principal Balance of such Mortgage Loan as of the date it became an REO Property;

          (x) the book value of any REO Property as of the close of business on the last Business Day of the calendar month preceding the Distribution Date, and, cumulatively, the total number and cumulative principal balance of all REO Properties as of the close of business of the last day of the preceding Collection Period;

          (xi) the aggregate amount of Principal Prepayments made during the related Prepayment Period;

          (xii) the aggregate amount of Realized Losses incurred during the related Collection Period and the cumulative amount of Realized Losses;

          (xiii) the Certificate Principal Balance of each Class of Certificates, after giving effect to the distributions, and allocations of Realized Losses or Applied Realized Loss Amount, as applicable, made on such Distribution Date, separately identifying any reduction thereof due to allocations of Realized Losses or Applied Realized Loss Amount;

          (xiv) the Accrued Certificate Interest in respect of each Class of Certificates for such Distribution Date and any related Cap Carryover Amounts, and the respective portions thereof, if any, remaining unpaid following the distributions made in respect of such Certificates on such Distribution Date;

          (xv) the aggregate amount of any Prepayment Interest Shortfalls for such Distribution Date, to the extent not covered by payments by the Servicer pursuant to Section 3.21;

          (xvi) only for so long as the Trust is subject to the Exchange Act reporting requirements, the Interest Rate Swap Agreement's "significance percentage" of the Pool Balance;

          (xvii) the Cap Carryover Amounts distributed on such Distribution Date, the amounts remaining after giving effect to distributions thereof on such Distribution Date and the amount of all Cap Carryover Amounts covered by withdrawals from the Cap Carryover Reserve Account on such Distribution Date;

          (xviii)   any Overcollateralization Deficiency after giving effect to the distribution of principal on such Distribution Date;

          (xix) whether a Trigger Event has occurred and is continuing, and the cumulative Realized Losses, as a percentage of the original Pool Balance;

          (xx)      the Available Funds;

          (xxi) the rate at which interest accrues for each Class of Certificates for such Distribution Date;

          (xxii) the information contained in the Liquidation Report for such Distribution Date;

          (xxiii)   the aggregate Principal Balance of Mortgage Loans purchased by the Originator or the Sponsor during the related Prepayment Period and indicating the section of this Agreement requiring or allowing the purchase of each such Mortgage Loan;

          (xxiv)    [Reserved];

          (xxv)     the amount of the Credit Risk Manager Fee paid;

          (xxvi) the Mortgage Loan identifying number of each Mortgage Loan with a Prepayment Charge that was the subject of a Principal Prepayment in full during the related Collection Period, the Prepayment Charge listed on each related Mortgage Note and the Prepayment Charge collected, the Servicer Prepayment Charge Payment Amount paid by the Servicer or the Originator Prepayment Charge Payment Amount paid by the Originator with respect to each such Mortgage Loan;

          (xxvii)   the amount of Subsequent Recoveries received during the
     related Prepayment Period;

          (xxviii) the amount of any Net Swap Payments or Swap Termination Payments; and

          (xxix) the amount of Prepayment Interest Excess retained by the Servicer for the related Prepayment Period.

         For purposes of preparing the Distribution Date Statements, the Trustee shall determine and report delinquencies based on the so-called "OTS" methodology irrespective of the method of determining delinquencies utilized by the Servicer. By way of example, a Mortgage Loan would be delinquent with respect to a Monthly Payment due on a Due Date if such Monthly Payment is not made by the close of business on the Mortgage Loan's next succeeding Due Date, and a Mortgage Loan would be more than 30-days delinquent with respect to such Monthly Payment if such Monthly Payment were not made by the close of business on the Mortgage Loan's second succeeding Due Date. The Servicer hereby represents and warrants to the Depositor that this delinquency recognition policy is not less restrictive than any delinquency recognition policy established by the primary safety and soundness regulator, if any, of the Servicer.

          The Trustee may fully rely upon and shall have no liability with respect to information with respect to the Mortgage Loans provided by the Servicer.

          In the case of information furnished pursuant to subclauses (i), (ii) and (xiii) above, the amounts shall be expressed in a separate section of the report as a dollar amount for each Class for each $1,000 original dollar amount as of the Cut-off Date.

          (b) Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to the NIMS Insurer and each Person who at any time during the calendar year was a Certificateholder of a Regular Certificate, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclauses (i), (ii) and (xiv) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished by the Trustee to Certificateholders pursuant to any requirements of the Code as are in force from time to time.

          (c) On each Distribution Date, the Trustee shall make available to the Class R Certificateholder a copy of the reports made available to the Regular Certificateholders in respect of such Distribution Date with such other information as the Trustee deems necessary or appropriate. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished to Class R Certificateholder by the Trustee pursuant to any requirements of the Code as from time to time in force.

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

          Section 4.07    Remittance Reports; Advances.

          (a) On the second Business Day following each Determination Date but in no event later than the 20th day of each month (or if such 20th day is not a Business Day, the preceding Business Day), the Servicer shall deliver to the Trustee and the NIMS Insurer by telecopy (or by such other means as the Servicer, the NIMS Insurer and the Trustee may agree from time to time) a Remittance Report with respect to the related Distribution Date. On the same date, the Servicer shall electronically forward to the Trustee in such medium as may be agreed between the Servicer and the Trustee the information set forth in such Remittance Report with respect to the related Distribution Date and such information reasonably available to the Servicer necessary in order for the Trustee to perform the calculations necessary to make the distributions and allocations contemplated by Section 4.01, 4.02 and 4.03 and to prepare the Distribution Date Statement. The Trustee shall not be responsible for recomputing, recalculating or verifying any information provided to it by the Servicer.

          (b) The amount of Advances to be made by the Servicer for any Distribution Date shall equal, subject to Section 4.07(d), the sum of (i) the aggregate amount of Monthly Payments (net of the related Servicing Fee), due during the related Collection Period in respect of the Mortgage Loans, other than Balloon Payments, which Monthly Payments were delinquent on a contractual basis as of the close of business on the related Determination Date and (ii) with respect to each REO Property, which REO Property was acquired during or prior to the related Collection Period and as to which REO Property an REO Disposition did not occur during the related Collection Period, an amount equal to the excess, if any, of the REO Imputed Interest on such REO Property for such Collection Period, over the net income from such REO Property transferred to the Distribution Account pursuant to Section 3.13 for distribution on such Distribution Date.

          On or before 1:00 p.m. New York time on the Servicer Remittance Date, the Servicer shall remit in immediately available funds to the Trustee for deposit in the Distribution Account an amount equal to the aggregate amount of Advances, if any, to be made in respect of the Mortgage Loans for the related Distribution Date either (i) from its own funds or (ii) from the Collection Account, to the extent of funds held therein for future distribution (in which case it will cause to be made an appropriate entry in the records of the Collection Account that amounts held for future distribution have been, as permitted by this Section 4.07, used by the Servicer in discharge of any such Advance) or (iii) in the form of any combination of (i) and (ii) aggregating the total amount of Advances to be made by the Servicer with respect to the Mortgage Loans. Any amounts held for future distribution and so used shall be appropriately reflected in the Servicer's records and replaced by the Servicer by deposit in the Collection Account on or before any future Servicer Remittance Date to the extent that the Available Funds for the related Distribution Date (determined without regard to Advances to be made on the Servicer Remittance
Date) shall be less than the total amount that would be distributed to the Classes of Certificateholders pursuant to Section 4.01 and 4.02 on such Distribution Date if such amounts held for future distributions had not been so used to make Advances. The Trustee will provide notice to the Servicer and NIMS Insurer by telecopy by the close of business on any Servicer Remittance Date in the event that the amount remitted by the Servicer to the Trustee on such date is less than the Advances required to be made by the Servicer for the related Distribution Date, as set forth in the related Remittance Report.

          (c) The obligation of the Servicer to make such Advances is mandatory, notwithstanding any other provision of this Agreement but subject to
(d) below, and, with respect to any Mortgage Loan, shall continue until the earlier of such time as such Mortgage Loan is paid in full by the Mortgagor or disposed of by the Trust, or until the recovery of all Liquidation Proceeds thereon.

          (d) Notwithstanding anything herein to the contrary, no Advance or Servicing Advance shall be required to be made hereunder by the Servicer if such Advance or Servicing Advance would, if made, constitute a Nonrecoverable Advance. The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Servicer delivered to the Depositor, the NIMS Insurer and the Trustee. The Trustee shall be entitled to conclusively rely upon any such determination by the Servicer.

          Section 4.08    REMIC Distributions and Allocation of Losses.

          (a) On each Distribution Date, the Trustee shall be deemed to cause in the following order of priority, the following amounts to be distributed to REMIC 2 on account of the REMIC 1 Regular Interests or withdrawn from the Distribution Account and distributed to the Holders of the Class R Certificates (in respect of the Class R-I Interest), as the case may be:

          (i) to Holders of REMIC 1 Regular Interest I and each of REMIC 1 Regular Interest I-1-A through I-50-B, pro rata, in an amount equal to (A) Uncertificated Accrued Interest for such REMIC 1 Regular Interests for such Distribution Date, plus (B) any amounts payable in respect thereof remaining unpaid from previous Distribution Dates.

          (ii) to the extent of amounts remaining after the distributions made pursuant to clause (i) above, payments of principal shall be allocated as follows: first, to REMIC 1 Regular Interest I, then to REMIC 1 Regular Interests I-1-A through I-50-B starting with the lowest numerical denomination until the Uncertificated Principal Balance of each such REMIC 1 Regular Interest is reduced to zero, provided that, for REMIC 1 Regular Interests with the same numerical denomination, such payments of principal shall be allocated pro rata between such REMIC 1 Regular Interests, and second, to the extent of any Overcollateralization Release Amounts to REMIC 1 Regular Interest I until the Uncertificated Balance of such REMIC 1 Regular Interest is reduced to zero, then to REMIC 1 Regular Interests I-1-A through I-50-B starting with the lowest numerical denomination until the Uncertificated Principal Balance of each such REMIC 1 Regular Interest is reduced to zero; and

          (iii) to the Holders of REMIC 1 Regular Interest I-50-B, all amounts representing Prepayment Premiums in respect of the Mortgage Loans received during the related Prepayment Period.

          (b) On each Distribution Date, the Trustee shall cause in the following order of priority, the following amounts to be distributed by REMIC 2 to REMIC 3 on account of the REMIC 2 Regular Interests or withdrawn from the Distribution Account and distributed to the Holders of the Class R Certificates (in respect of the Class R-2 Interest), as the case may be:

          (i) first, to the Holders of REMIC 2 Regular Interest LT2IO, in an amount equal to (A) Uncertificated Accrued Interest for such REMIC 2 Regular Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates and second, to Holders of REMIC 2 Regular Interest LT2AA, REMIC 2 Regular Interest LT2A2, REMIC 2 Regular Interest LT2A2, REMIC 2 Regular Interest LT2A3, REMIC 2 Regular Interest LT2A4, REMIC 2 Regular Interest LT2M2, REMIC 2 Regular Interest LT2M2, REMIC 2 Regular Interest LT2M3, REMIC 2 Regular Interest LT2M4, REMIC 2 Regular Interest LT2M5, REMIC 2 Regular Interest LT2M6, REMIC 2 Regular Interest LT2M7, REMIC 2 Regular Interest LT2M8, REMIC 2 Regular Interest LT2M9, REMIC 2 Regular Interest LT2M10, REMIC 2 Regular Interest LT2P and REMIC 2 Regular Interest LT2ZZ, pro rata, in an amount equal to (A) the Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as Uncertificated Accrued Interest in respect of REMIC 2 Regular Interest LT2ZZ shall be reduced and deferred when the REMIC 2 Overcollateralized Amount is less than the REMIC 2 Overcollateralization Target Amount, by the lesser of (x) the amount of such difference and (y) the Maximum LT2ZZ Uncertificated Accrued Interest Deferral Amount and such amount will be payable to the Holders of REMIC 2 Regular Interest LT2A2, REMIC 2 Regular Interest LT2A2, REMIC 2 Regular Interest LT2A3, REMIC 2 Regular Interest LT2A4, REMIC 2 Regular Interest LT2M2, REMIC 2 Regular Interest LT2M2, REMIC 2 Regular Interest LT2M3, REMIC 2 Regular Interest LT2M4, REMIC 2 Regular Interest LT2M5, REMIC 2 Regular Interest LT2M6, REMIC 2 Regular Interest LT2M7, REMIC 2 Regular Interest LT2M8, REMIC 2 Regular Interest LT2M9, and REMIC 2 Regular Interest LT2M10, in the same proportion as the Overcollateralization Deficiency is allocated to the Corresponding Certificates and the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2ZZ shall be increased by such amount;

          (ii) to the Holders of REMIC 2 Regular Interests, in an amount equal to the remainder of the Available Funds for such Distribution Date after the distributions made pursuant to clause (i) above, allocated as follows:

          (1) to REMIC 2 Regular Interest LT2AA, 98.00% of such remainder, until the Uncertificated Principal Balance of such Uncertificated REMIC 2 Regular Interest is reduced to zero provided, however, that REMIC 2 Regular Interest LT2P shall not be reduced until the Distribution Date immediately following the expiration of the latest Prepayment Charge or any Distribution Date thereafter, at which point such amount shall be distributed to REMIC 2 Regular Interest LT2P, until $100 has been distributed pursuant to this clause;

          (2) to REMIC 2 Regular Interest LT2A2, REMIC 2 Regular Interest LT2A2, REMIC 2 Regular Interest LT2A3, REMIC 2 Regular Interest LT2A4, REMIC 2 Regular Interest LT2M2, REMIC 2 Regular Interest LT2M2, REMIC 2 Regular Interest LT2M3, REMIC 2 Regular Interest LT2M4, REMIC 2 Regular Interest LT2M5, REMIC 2 Regular Interest LT2M6, REMIC 2 Regular Interest LT2M7, REMIC 2 Regular Interest LT2M8, REMIC 2 Regular Interest LT2M9, and REMIC 2 Regular Interest LT2M10, 1.00% of such remainder, in the same proportion as principal payments are allocated to the Corresponding Certificates, until the Uncertificated Principal Balances of such REMIC 2 Regular Interests are reduced to zero; then

          (3) to REMIC 2 Regular Interest LT2ZZ, 1.00% of such remainder, until the Uncertificated Principal Balance of such REMIC 2 Regular Interest is reduced to zero;

          (4) any remaining amount to the Holders of the Class R Certificates (in respect of the Class R-2 Interest);

     provided, however, that (i) 98.00% and (ii) 2.00% of any principal payments that are attributable to an Aggregate Overcollateralization Release Amount shall be allocated to (i) REMIC 2 Regular Interest LT2AA and REMIC 2 Regular Interest LT2P and (ii) REMIC 2 Regular Interest LT2ZZ, respectively.

          On each Distribution Date, 100% of the amounts distributed on REMIC 2 Regular Interest LT2IO shall be deemed distributed by REMIC 3 in respect of the Class SWAP-IO Interest. Such amounts shall be deemed distributed by REMIC 3 to the Supplemental Interest Trust for deposit into the Swap Account. Other amounts deemed distributed by REMIC 2 to REMIC 3 shall be deemed distributed with respect to REMIC 3 Regular Interests (other than the Class SWAP-IO Interest) so as to (i) pay the Uncertificated Accrued Interest on such REMIC 3 Regular Interests and (ii) reduce the Certificate Principal Balance of each such REMIC 3 Regular Interest to the extent necessary so that it equals the Certificate Principal Balance of the corresponding Class of Certificates. Any remaining amounts will be deemed distributed with respect to the Class R-3 Interest.

          (c) The Trustee shall be deemed to cause the following allocation of losses:

          (i)       (a)       For purposes of calculating the amount of
     Uncertificated Accrued Interest for the REMIC 1 Group 1 Regular Interests for any Distribution Date, the aggregate amount of any Prepayment Interest Shortfalls (to the extent not covered by payments by the Master Servicer) and any Relief Act Interest Shortfalls shall be allocated first, to REMIC 1 Regular Interest I and to the REMIC 1 Group 1 Regular Interests ending with the designation "B", pro rata based on, and to the extent of, one month's interest at the then applicable respective Uncertificated REMIC 1 Pass-Through Rates on the respective Uncertificated Balances of each such REMIC 1 Regular Interest, and then, to REMIC 1 Group 1 Regular Interests ending with the designation "A", pro rata based on, and to the extent of, one month's interest at the then applicable respective Uncertificated REMIC 1 Pass-Through Rates on the respective Uncertificated Balances of each such REMIC 1 Regular Interest.

                    (b) The aggregate amount of any Prepayment Interest Shortfalls and the REMIC 2 Marker Allocation Percentage of the aggregate amount of any Relief Act Interest Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated first, to Uncertificated Accrued Interest payable to (i) REMIC 2 Regular Interest LT2AA and REMIC 2 Regular Interest LT2P and
          (ii) REMIC 2 Regular Interest LT2ZZ up to an aggregate amount equal to the REMIC 2 Interest Loss Allocation Amount, 98% and 2%, respectively, and thereafter among REMIC 2 Regular Interest LT2A1, REMIC 2 Regular Interest LT2A2, REMIC 1 Regular Interest LT2A3, REMIC 2 Regular Interest LT2A4, REMIC 2 Regular Interest LT2M1, REMIC 2 Regular Interest LT2M2, REMIC 2 Regular Interest LT2M3, REMIC 2 Regular Interest LT2M4, REMIC 2 Regular Interest LT2M5, REMIC 2 Regular Interest LT2M6, REMIC 2 Regular Interest LT2M7, REMIC 2 Regular Interest LT2M8, REMIC 2 Regular Interest LT2M9, REMIC 2 Regular Interest LT2M10 and REMIC 2 Regular Interest LT2ZZ pro rata based on, and to the extent of, one month's interest at the then applicable respective Uncertificated REMIC 2 Pass-Through Rate on the respective Uncertificated Principal Balance of each such REMIC 2 Regular Interest;

                    (c) The aggregate amount of any Prepayment Interest Shortfalls (to the extent not covered by payments by the Master Servicer) and any Relief Act Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated to the REMIC 3 Regular Interests (other than the Class SWAP-IO Interest) pro rata based on, and to the extent of, the Uncertificated Accrued Interest for such REMIC 3 Regular Interest for such Distribution Date.

          (ii)      (a)       All Realized Losses on the Mortgage Loans shall be
     allocated on each Distribution Date first, to REMIC 1 Regular Interest I until the Uncertificated Balance of such REMIC 1 Regular Interest has been reduced to zero and second, to REMIC 1 Regular Interest I-1-A through REMIC 1 Regular Interest I-50-B, starting with the lowest numerical denomination until such REMIC 2 Regular Interest has been reduced to zero, provided that, for REMIC 2 Regular Interests with the same numerical denomination, such Realized Losses shall be allocated pro rata between such REMIC 1 Regular Interests.

                    (b) All Realized Losses on the Mortgage Loans shall be allocated by the Trustee on each Distribution Date to the following REMIC 2 Regular Interests in the specified percentages, as follows: first, to Uncertificated Accrued Interest payable to (i) REMIC 2 Regular Interest LT2AA and REMIC 2 Regular Interest LT2P and (ii) REMIC 2 Regular Interest LT2ZZ up to an aggregate amount equal to the REMIC 2 Interest Loss Allocation Amount, 98% and 2%, respectively; second, to the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2AA and REMIC 2 Regular Interest LT2ZZ up to an aggregate amount equal to the REMIC 2 Principal Loss Allocation Amount, 98% and 2%, respectively; third, to the Uncertificated Principal Balances of REMIC 2 Regular Interest

          LT2AA, REMIC 2 Regular Interest LT2M10 and REMIC 2 Regular Interest LT2ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2M10 has been reduced to zero; fourth, to the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2AA, REMIC 2 Regular Interest LT2M9 and REMIC 2 Regular Interest LT2ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2M9 has been reduced to zero; fifth, to the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2AA, REMIC 2 Regular Interest LT2M8 and REMIC 2 Regular Interest LT2ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2M8 has been reduced to zero; sixth, to the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2AA, REMIC 2 Regular Interest LT2M7 and REMIC 2 Regular Interest LT2ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2M7 has been reduced to zero; seventh, to the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2AA, REMIC 2 Regular Interest LT2M6 and REMIC 2 Regular Interest LT2ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2M6 has been reduced to zero; eighth, to the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2AA, REMIC 2 Regular Interest LT2M5 and REMIC 2 Regular Interest LT2ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2M5 has been reduced to zero; ninth, to the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2AA, REMIC 2 Regular Interest LT2M4 and REMIC 2 Regular Interest LT2ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2M4 has been reduced to zero; tenth to the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2AA, REMIC 2 Regular Interest LT2M3 and REMIC 2 Regular Interest LT2ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2M3 has been reduced to zero; eleventh, to the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2AA, REMIC 2 Regular Interest LT2M2 and REMIC 2 Regular Interest LT2ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2M2 has been reduced to zero; and twelfth, to the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2AA, REMIC 2 Regular Interest LT2M2 and REMIC 2 Regular Interest LT2ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2M1 has been reduced to zero.

                    (c) All Realized Losses on the Mortgage Loans shall be allocated by the Trustee on each Distribution Date to the REMIC 3 Regular Interests such that the Certificate Principal Balance of each such REMIC 3 Regular Interest equals the Certificate Principal Balance of the corresponding Class of Certificates.

          (d) On each Distribution Date, all amounts representing Prepayment Charges will be distributed from REMIC 2 to the holder of the Class P Certificate. Such amount shall not reduce the Certificate Balance of the Class P Certificates.

          (e) Notwithstanding anything to the contrary contained herein, the above distributions in this Section 4.08 (other than on the Certificates are deemed distributions, and distributions of funds from the Distribution Account shall be made only in accordance with Sections 4.01 and 4.02 hereof.

          Section 4.09    Supplemental Interest Trust.

          A separate trust is hereby established (the "Supplemental Interest Trust"), into which the Depositor shall deposit the Interest Rate Swap Agreement. The Supplemental Interest Trust shall be maintained by the Supplemental Interest Trust Trustee. No later than the Closing Date, the Supplemental Interest Trust Trustee shall establish and maintain a separate, segregated trust account to be held in the Supplemental Interest Trust, titled, "Wells Fargo Bank, N.A. as Supplemental Interest Trust Trustee, in trust for the registered holders of ABFC Asset-Backed Certificates, Series 2006-FFH1--Swap Account." Such account shall be an Eligible Account and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Trustee held pursuant to this Agreement. Amounts therein shall be held uninvested.

          On each Distribution Date, prior to any distribution to any Certificate, the Supplemental Interest Trust Trustee shall deposit into the Swap
Account: (i) the amount of any Net Swap Payment or Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event) owed to the Swap Provider (after taking into account any upfront payment received from the counterparty to a replacement interest rate swap agreement) from funds transferred from the Trust that were collected and received with respect to the Mortgage Loans prior to the determination of Available Funds and
(ii) amounts received by the Supplemental Interest Trust Trustee, for distribution in accordance with subsection (d) below. For federal income tax purposes, any amounts paid to the Swap Provider on each Distribution Date shall first be deemed paid to the Swap Provider in respect of the Class SWAP-IO Interest to the extent of the amount distributable on the Class SWAP-IO Interest on such Distribution Date, and any remaining amount shall be deemed paid to the Supplemental Interest Trust for the benefit of the Swap Provider in respect of a Class IO Distribution Amount (as defined below). Any Swap Termination Payment triggered by a Swap Provider Trigger Event owed to the Swap Provider pursuant to the Interest Rate Swap Agreement will be subordinated to distributions to the Holders of the Class A Certificates and Class M Certificates and shall be paid as set forth under Section 4.02(b)(xxxiv).

          (a) For federal income tax purposes, the Swap Account shall be owned by the majority Holder of the Class CE Certificates.

          (b) To the extent that the Supplemental Interest Trust is determined to be a separate legal entity from the Supplemental Interest Trust Trustee, any obligation of the Supplemental Interest Trust Trustee under the Interest Rate Swap Agreement shall be deemed to be an obligation of the Supplemental Interest Trust.

          (c) The Trustee shall treat the Holders of Certificates (other than the Class P, Class CE and Class R Certificates) as having entered into a notional principal contract with respect to the Holders of the Class CE Certificates. Pursuant to each such notional principal contract, all Holders of Certificates (other than the Class P, Class CE and Class R Certificates) shall be treated as having agreed to pay, on each Distribution Date, to the Holder of the Class CE Certificates an aggregate amount equal to the excess, if any, of (i) the amount payable on such Distribution Date on the REMIC 3 Regular Interest corresponding to such Class of Certificates over (ii) the amount payable on such Class of Certificates on such Distribution Date (such excess, a "Class IO Distribution Amount"). A Class IO Distribution Amount payable from interest collections shall be allocated pro rata among such Certificates based on the excess of (a) the amount of interest otherwise payable to such Certificates over (ii) the amount of interest payable to such Certificates at a per annum rate equal to the Pool Cap, and a Class IO Distribution Amount payable from principal collections shall be allocated to the most subordinate Class of Certificates with an outstanding principal balance to the extent of such balance. In addition, pursuant to such notional principal contract, the Holder of the Class CE Certificates shall be treated as having agreed to pay Cap Carryover Amounts to the Holders of the Certificates (other than the Class CE, Class P and Class R Certificates) in accordance with the terms of this Agreement. Any payments to the Certificates from amounts deemed received in respect of this notional principal contract shall not be payments with respect to a Regular Interest in a REMIC within the meaning of Code Section 860G(a)(1). However, any payment from the Certificates (other than the Class CE, Class P and Class R Certificates) of a Class IO Distribution Amount shall be treated for tax purposes as having been received by the Holders of such Certificates in respect of the corresponding REMIC 3 Regular Interest and as having been paid by such Holders to the Trustee pursuant to the notional principal contract. Thus, each Certificate (other than the Class P and Class R Certificates) shall be treated as representing not only ownership of a REMIC 3 Regular Interest, but also ownership of an interest in, and obligations with respect to, a notional principal contract.

          Section 4.10 Tax Treatment of Swap Payments and Swap Termination Payments.

          (a) For federal income tax purposes, each holder of a Class A or Class M Certificate is deemed to own an undivided beneficial ownership interest in a REMIC 3 Regular Interest and the right to receive payments from either the Cap Carryover Reserve Account or the Supplemental Interest Trust Swap Account in respect of the Cap Carryover Amount or the obligation to make payments to the Swap Account. For federal income tax purposes, the Trustee will account for payments to each Class A and Class M Certificate as follows: each Class A and Class M Certificate will be treated as receiving their entire payment from the corresponding REMIC 3 Regular Interest (regardless of any Swap Termination Payment or obligation under the Interest Rate Swap Agreement) and subsequently paying their portion of any Swap Termination Payment in respect of each such Class' obligation under the Interest Rate Swap Agreement. In the event that any such Class is resecuritized in a REMIC, the obligation under the Interest Rate Swap Agreement to pay any such Swap Termination Payment (or any shortfall in the Net Swap Payment), will be made by one or more of the REMIC regular interests issued by the resecuritization REMIC subsequent to such REMIC regular interest receiving its full payment from any such Class A or Class M Certificate. Resecuritization of any Class A or Class M Certificate in a REMIC will be permissible only if the Trustee hereunder is the trustee in such resecuritization.

          (b) The REMIC 3 Regular Interest corresponding to a Class A or Class M Certificate will be entitled to receive interest and principal payments at the times and in the amounts equal to those made on the certificate to which it corresponds, except that the maximum interest rate payable on that REMIC 3 Regular Interest will equal the "Class Interest Rate" designated in the Preliminary Statement. As a result of the foregoing, the amount of distributions and taxable income on the REMIC 3 Regular Interest corresponding to a Class A or Class M Certificate may exceed the actual amount of distributions on the Class A or Class M Certificate.

                                    ARTICLE V

                                THE CERTIFICATES

          Section 5.01    The Certificates.

          Each of the Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class CE, Class P and Class R Certificates shall be substantially in the forms annexed hereto as exhibits, and shall, on original issue, be executed by the Trustee and authenticated and delivered by the Certificate Registrar to or upon the receipt of a Written Order to Authenticate from the Depositor concurrently with the sale and assignment to the Trustee of the Trust Fund. Each Class of the Class A and Class M Certificates shall be initially evidenced by one or more Certificates representing a Percentage Interest with a minimum dollar denomination of $25,000 and integral multiples of $1 in excess thereof. The Class CE and Class P Certificates are issuable only in minimum Percentage Interests of 10%. The Class R Certificate is issuable only as a single certificate.

          The Certificates shall be executed on behalf of the Trust by manual or facsimile signature on behalf of the Trustee by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trust, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Certificate Registrar substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. Subject to Section 5.02(c), the Class A and Class M Certificates shall be Book-Entry Certificates. The Class CE, Class P and Class R Certificates shall not be Book-Entry Certificates but shall be issued in fully registered certificate form.

          Section 5.02    Registration of Transfer and Exchange of Certificates.

          (a) The Certificate Registrar shall cause to be kept at the Corporate Trust Office of the Trustee a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Trustee as Certificate Registrar shall be subject to the same standards of care, limitations on liability and rights to indemnity as the Trustee, and the provisions of Sections 8.01, 8.02, 8.03, 8.04, 8.05, 8.14 and 8.15 shall apply to the Certificate Registrar to the same extent as they apply to the Trustee. Any Certificate Registrar appointed in accordance with this Section 5.02(a) may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Servicer and the Depositor, such resignation to become effective upon appointment of a successor Certificate Registrar.

          Upon surrender for registration of transfer of any Certificate at any office or agency of the Certificate Registrar maintained for such purpose pursuant to the foregoing paragraph and, in the case of the Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee on behalf of the Trust shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same aggregate Percentage Interest.

          At the option of the Certificateholders, Certificates may be exchanged for other Certificates in authorized denominations and the same aggregate Percentage Interests, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute on behalf of the Trust and the Certificate Registrar shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

          (b) Upon original issuance, the Book-Entry Certificates shall be issued in the form of one or more typewritten certificates, to be delivered to the Depository, the initial Depository, by, or on behalf of, the Depositor; or to, and deposited with the Certificate Custodian, on behalf of the Depository, if directed to do so pursuant to instructions from the Depository. Except as provided in paragraph (c) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times:
(i) registration of such Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall for all purposes deal with the Depository as representative of the Certificate Owners of the Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect

Certificate Owners; and (vii) the direct participants of the Depository shall have no rights under this Agreement under or with respect to any of the Certificates held on their behalf by the Depository, and the Depository may be treated by the Trustee and its agents, employees, officers and directors as the absolute owner of the Certificates for all purposes whatsoever.

          All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners that it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. The parties hereto are hereby authorized to execute a Letter of Representations with the Depository or take such other action as may be necessary or desirable to register a Book-Entry Certificate to the Depository. In the event of any conflict between the terms of any such Letter of Representation and this Agreement, the terms of this Agreement shall control.

          (c) If the Depository advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as Depository and the Trustee or the Depositor is unable to locate a qualified successor. Upon surrender to the Certificate Registrar of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall, at the Trust's expense, execute on behalf of the Trust and the Certificate Registrar shall authenticate definitive, fully registered certificates (the "Definitive Certificates"). None of the Depositor or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee, the Certificate Registrar, the Servicer, any Paying Agent and the Depositor shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

          (d) Except with respect to a transfer of the Private Certificates between or among the Depositor, the Sponsor, their affiliates or both, no transfer, sale, pledge or other disposition of any Private Certificate shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and laws. In the event of any such transfer (other than in connection with (i) the initial transfer of any such Certificate by the Depositor to an Affiliate of the Depositor or, in the case of the Class R Certificates, the first transfer by an Affiliate of the Depositor, (ii) the transfer of any such Class CE, Class P or Class R Certificate to the issuer under an Indenture or the indenture trustee under an Indenture or (iii) a transfer of any such Class CE, Class P or Class R Certificate from the issuer under an Indenture or the indenture trustee under an Indenture to the Depositor or an Affiliate of the Depositor) (i) unless such transfer is made in reliance upon Rule 144A (as evidenced by the investment letter delivered to the Certificate Registrar, in substantially the form attached hereto as Exhibit J) under the 1933 Act, the Certificate Registrar and the Depositor shall require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Certificate Registrar and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall not be an expense of the Certificate Registrar or the Depositor or
(ii) the Certificate Registrar shall require the transferor to execute a transferor certificate (in substantially the form attached hereto as Exhibit L) and the transferee to execute an investment letter (in substantially the form attached hereto as Exhibit J) acceptable to and in form and substance reasonably satisfactory to the Depositor and the Certificate Registrar certifying to the Depositor and the Certificate Registrar the facts surrounding such transfer, which investment letter shall not be an expense of the Certificate Registrar or the Depositor. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No transfer of an ERISA-Restricted Certificate (other than a transfer to the indenture trustee under an Indenture) shall be made unless the Certificate Registrar shall have received either (i) a representation from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor (such requirement is satisfied only by the Certificate Registrar's receipt of a representation letter from the transferee substantially in the form of Exhibit I hereto, as appropriate), to the effect that such transferee is not an employee benefit plan or arrangement subject to ERISA, a plan subject to Section 4975 of the Code or a plan subject to any federal, state or local law ("Similar Law") materially similar to the foregoing provisions of ERISA or the Code (each, a "Plan"), nor a person acting on behalf of any such Plan nor using the assets of any such Plan to effect such transfer or (ii) (except in the case of a Class R, Class P or Class CE Certificate) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) (except in the case of the Class R Certificate) in the case of any such ERISA Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Certificate Registrar, to the effect that the purchase or holding of such ERISA Restricted Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or Similar Law and will not subject the Depositor, the Servicer, the Trustee, the NIMS Insurer or the Certificate Registrar to any obligation in addition to those expressly undertaken in this Agreement or to any liability. For purposes of clause (i) of the preceding sentence, such representation shall be deemed to have been made to the Certificate Registrar by the acceptance by a Certificate Owner of the beneficial interest in any such Class of ERISA-Restricted Certificates, unless the Certificate Registrar shall have received from the transferee an alternative representation acceptable in form and substance to the Depositor. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Certificate to or on behalf of an employee benefit plan subject to ERISA, Section 4975 of the Code or Similar Law without the delivery to the Certificate Registrar of an Opinion of Counsel satisfactory to the Certificate Registrar as described above shall be void and of no effect. Any representations required to be made in subsection (i) and (ii) above in the case of an ERISA-Restricted Certificate which is also a Book-Entry Certificate shall be deemed to have been made by the acquisition of such Certificate.

          For so long as the Supplemental Interest Trust is in existence, each beneficial owner of a Class A Certificate or any interest therein, shall be deemed to have represented, by virtue of its acquisition or holding of such Certificate, or interest therein, that either (i) it is not a Plan nor a person acting on behalf of any such Plan or using the Assets of any such Plan or (ii)
(A) it is an accredited investor within the meaning of the Exemption and (B) the acquisition and holding of such certificate and the separate right to receive payments from the Supplement Interest Trust are eligible for the exemptive relief available under Department of Labor Prohibited Transaction Class Exemption 84-14 (for transactions by independent "qualified professional asset managers"), 91-38 (for transactions by bank collective investment funds), 90-1 (for transactions by insurance company pooled separate accounts), 95-60 (for transactions by insurance company general accounts) or 96-23 (for transactions effected by "in-house asset managers").

          Each Person who has or who acquires any Ownership Interest in the Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Depositor or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in the Class R Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Ownership Interest in the Class R Certificate shall be a Permitted Transferee and shall promptly notify the Certificate Registrar of any change or impending change in its status as a Permitted Transferee.

          (ii) No Person shall acquire an Ownership Interest in the Class R Certificate unless such Ownership Interest is a pro rata undivided interest.

          (iii) In connection with any proposed transfer of any Ownership Interest in the Class R Certificate, the Certificate Registrar shall as a condition to registration of the transfer, require delivery to it, in form and substance satisfactory to it, of each of the following:

                    (A) an affidavit in the form of Exhibit K hereto from the proposed transferee to the effect that, among other things, such transferee is a Permitted Transferee and that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee; and

                    (B) a covenant of the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the Class R Certificate.

          (iv) Any attempted or purported transfer of any Ownership Interest in the Class R Certificate in violation of the provisions of this Section shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section, become the Holder of the Class R

     Certificate, then the prior Holder of such Class R Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Class R Certificate was not in fact permitted by this Section, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Class R Certificate. The Certificate Registrar shall be under no liability to any Person for any registration of transfer of the Class R Certificate that is in fact not permitted by this Section or for making any distributions due on such Class R Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Certificate Registrar received the documents specified in clause (iii). The Trustee shall be entitled to recover from any Holder of the Class R Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Class R Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Class R Certificate that is a Permitted Transferee.

          (v) If any Person other than a Permitted Transferee acquires any Ownership Interest in the Class R Certificate in violation of the restrictions in this Section, then the Certificate Registrar shall have the right but not the obligation, without notice to the Holder of the Class R Certificate or any other Person having an Ownership Interest therein, to notify the Depositor to arrange for the sale of the Class R Certificate. The proceeds of such sale, net of commissions (which may include commissions payable to the Depositor or its Affiliates in connection with such sale), expenses and taxes due, if any, will be remitted by the Trustee to the previous Holder of the Class R Certificate that is a Permitted Transferee, except that in the event that the Trustee determines that the Holder of the Class R Certificate may be liable for any amount due under this Section or any other provisions of this Agreement, the Trustee may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (v) shall be determined in the sole discretion of the Trustee and it shall not be liable to any Person having an Ownership Interest in the Class R Certificate as a result of its exercise of such discretion.

          (vi) If any Person other than a Permitted Transferee acquires any Ownership Interest in the Class R Certificate in violation of the restrictions in this Section, then the Trustee will provide to the Internal Revenue Service, and to the persons specified in Sections 860E(e)(3) and
     (6) of the Code, information needed to compute the tax imposed under
     Section 860E(e)(5) of the Code on transfers of residual interests to disqualified organizations. The Trustee shall be entitled to reasonable compensation for providing such information from the person to whom it is provided.

The foregoing provisions of this Section shall cease to apply to transfers occurring on or after the date on which there shall have been delivered to the Certificate Registrar, in form and substance satisfactory to the Certificate Registrar, (i) written notification from each Rating Agency that the removal of the restrictions on Transfer set forth in this Section will not cause such Rating Agency to downgrade its rating of the Certificates and (ii) an Opinion of Counsel to the effect that such removal will not cause any REMIC created hereunder to fail to qualify as a REMIC.

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

          (e) No service charge shall be made for any registration of transfer or exchange of Certificates of any Class, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          All Certificates surrendered for registration of transfer or exchange shall be cancelled by the Certificate Registrar and disposed of pursuant to its standard procedures.

          Section 5.03    Mutilated, Destroyed, Lost or Stolen Certificates.

          If (i) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (ii) there is delivered to the Trustee, the Depositor, the NIMS Insurer and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute on behalf of the Trust, and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) in connection therewith. Any duplicate Certificate issued pursuant to this Section, shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          Section 5.04    Persons Deemed Owners.

          The Servicer, the Depositor, the NIMS Insurer, the Trustee, the Certificate Registrar, any Paying Agent and any agent of the Servicer, the Depositor, the NIMS Insurer, the Certificate Registrar, any Paying Agent or the Trustee may treat the Person, including a Depository, in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and 4.02 and for all other purposes whatsoever, and none of the Servicer, the Trust, the NIMS Insurer, the Trustee nor any agent of any of them shall be affected by notice to the contrary.

          Section 5.05    Appointment of Paying Agent.

          The Paying Agent shall make distributions to Certificateholders from the Distribution Account pursuant to Section 4.01 and 4.02 and shall report the amounts of such distributions to the Trustee. The duties of the Paying Agent may include the obligation to distribute statements and provide information to Certificateholders as required hereunder. The Paying Agent hereunder shall at all times be an entity duly incorporated and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities. The Paying Agent shall initially be the Trustee. The Trustee may appoint a successor to act as Paying Agent, which appointment shall be reasonably satisfactory to the

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

Depositor, the NIMS Insurer and the Rating Agencies. The Trustee as Paying Agent shall be subject to the same standards of care, limitations on liability and rights to indemnity as the Trustee, and the provisions of Sections 8.01, 8.02, 8.03, 8.04, 8.05, 8.14 and 8.15 shall apply to the Paying Agent to the same extent as they apply to the Trustee. Any Paying Agent appointed in accordance with this Section 5.05 may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Servicer, the NIMS Insurer and the Depositor, such resignation to become effective upon appointment of a successor Paying Agent.

                                   ARTICLE VI

                         THE SERVICER AND THE DEPOSITOR

          Section 6.01    Liability of the Servicer and the Depositor.

          The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Servicer herein. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor.

          Section 6.02 Merger or Consolidation of, or Assumption of the Obligations of, the Servicer or the Depositor.

          Any entity into which the Servicer or the Depositor may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which the Servicer or the Depositor shall be a party, or any corporation succeeding to the business of the Servicer or the Depositor, shall be the successor of the Servicer or the Depositor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor servicer shall satisfy all the requirements of Section 7.02 with respect to the qualifications of a successor servicer.

          In connection with the succession to the Servicer under this Agreement by any Person (i) into which the Servicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer, the Servicer shall notify the Depositor of such succession or appointment and shall furnish to the Depositor and the Trustee in writing and in form and substance reasonably satisfactory to the Depositor and the Trustee, all information reasonably necessary for the Trustee to accurately and timely report, pursuant to Section 3.32, the event under Item 6.02 of Form 8-K pursuant to the Exchange Act (if such reports under the Exchange Act are required to be filed under the Exchange
Act).

          Section 6.03    Limitation on Liability of the Servicer and Others.

          None of the Depositor, the Servicer, or any directors, officers, employees or agents of the Depositor or the Servicer shall be under any liability to the Trust or the Certificateholders for any action taken or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or the Servicer or any such Person against any liability which would otherwise be imposed by reason of any breach of representations or warranties

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

made by such party herein or against any specific liability imposed on the Servicer for a breach of the Servicing Standard and/or this Agreement, or against any liability that would otherwise be imposed by reason of its respective willful misfeasance, bad faith, fraud or negligence in the performance of its duties or by reason of its negligent disregard of its respective obligations and duties hereunder; provided, further, that this provision shall not be construed to entitle the Servicer to indemnity in the event that amounts advanced by the Servicer to retire any senior lien exceed Liquidation Proceeds (in excess of related liquidation expenses) realized with respect to the related Mortgage Loan. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer, may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any appropriate Person with respect to any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified and held harmless by the Trust against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred in connection with any legal action incurred by reason of its respective misfeasance, bad faith, fraud or negligence, a breach of a representation or warranty made by such party hereunder or (in the case of the Servicer) a breach of the Servicing Standard in the performance of its respective duties or by reason of negligent disregard of its respective obligations or duties hereunder. Neither the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and in its opinion does not expose it to any expense or liability; provided, however, that the Depositor or the Servicer may in their discretion undertake any action related to their obligations hereunder which they may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom (other than any loss, liability or expense incurred in connection with any legal action incurred by reason of the Servicer's misfeasance, bad faith, fraud or negligence, a breach of a representation or warranty made by the Servicer hereunder or a breach of the Servicing Standard in the performance of its respective duties or by reason of negligent disregard of its respective obligations or duties hereunder) shall be expenses, costs and liabilities of the Trust and the Servicer shall be entitled to pay such expenses from the proceeds of the Trust or to be reimbursed therefor pursuant to Section 3.05(f) upon presentation to the Trustee of documentation of such expenses, costs and liabilities. The Servicer's right to indemnity or reimbursement pursuant to this Section shall survive any resignation or termination of the Servicer pursuant to Section 6.04 or 7.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

          Section 6.04    Servicer Not to Resign.

          Subject to the provisions of Section 7.01 and Section 6.02, the Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer or its subsidiaries or Affiliates at the date of this Agreement or (ii) upon satisfaction of the following conditions: (a) the Servicer has

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proposed a successor servicer to the Trustee and the NIMS Insurer in writing and such proposed successor servicer is reasonably acceptable to the Trustee and the NIMS Insurer; and (b) each Rating Agency shall have delivered a letter to the Trustee and the NIMS Insurer prior to the appointment of the successor servicer stating that the proposed appointment of such successor servicer as Servicer hereunder will not result in the reduction or withdrawal of the then current rating of the Regular Certificates or the ratings that are in effect; provided, however, that no such resignation by the Servicer shall become effective until such successor servicer or, in the case of (i) above, the Trustee shall have assumed the Servicer's responsibilities and obligations hereunder or the Trustee shall have designated a successor servicer in accordance with Section 7.02. Any such resignation shall not relieve the Servicer of responsibility for any of the obligations specified in Sections 7.01 and 7.02 as obligations that survive the resignation or termination of the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the NIMS Insurer.

          Section 6.05    Delegation of Duties.

          (a) In the ordinary course of business, the Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those set forth in Section 3.01. Such delegation shall not relieve the Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 6.04. The Servicer shall provide the Trustee, the NIMS Insurer and the Rating Agencies with 60 days prior written notice prior to the delegation of any of its duties to any Person other than any of the Servicer's Affiliates or their respective successors and assigns. Except as permitted in Section 3.01, no such delegation is permitted that would result in the delegee subservicing any Mortgage Loans.

          (b) The Servicer is hereby authorized, with the consent of the NIMS Insurer, such consent not to be unreasonably withheld, to enter into a financing or other facility (any such arrangement, an "Advance Facility") under which (1) the Servicer assigns or pledges to another Person (together with such Person's successors and assigns, an "Advancing Person") the Servicer's rights under this Agreement to be reimbursed for any Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all Advances and/or Servicing Advances required to be made by the Servicer pursuant to this Agreement. The Servicer shall notify each other party to this Agreement prior to or promptly after entering into or terminating any Advance Facility. Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund Advances and/or Servicing Advances on the Servicer's behalf, the Servicer shall remain obligated pursuant to this Agreement to make Advances and Servicing Advances pursuant to and as required by this Agreement. If the Servicer enters into an Advance Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any Advances and/or Servicing Advances, as applicable, pursuant to this Agreement, then the Servicer shall not be permitted to reimburse itself for Advances and/or Servicing Advances, but instead the Servicer shall be required to remit amounts collected that would otherwise be retained by the Servicer to reimburse it for the amount of previously unreimbursed Advances ("Advance Reimbursements") and/or previously unreimbursed Servicing Advances ("Servicing Advance Reimbursements" and together with Advance Reimbursements, "Reimbursements") (in each case to the extent such type of Reimbursements are included in the Advance Facility) in

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

accordance with the documentation establishing the Advance Facility to such Advancing Person or to a trustee, agent or custodian (an "Advance Facility Trustee") designated by such Advancing Person. Notwithstanding anything to the contrary herein, in no event shall Advance Reimbursements or Servicing Advance Reimbursements be included in the "Available Funds" or distributed to Certificateholders. If the terms of a facility proposed to be entered into with an Advancing Person by the Servicer would not materially and adversely affect the interests of any Certificateholder, then the NIMS Insurer shall not withhold its consent to the Servicer's entering such facility.

          To the extent that an Advancing Person is entitled to any Reimbursements, the Servicer shall provide to the Trustee an Officers' Certificate which shall specify the amount of such Reimbursement, the applicable Remittance Date, the Section of this Agreement that permits the applicable Reimbursement to be paid and the section of the Advance Facility documentation that entitles the Advancing Person to request reimbursement from the Trustee, rather than the Servicer. Reimbursements shall consist solely of amounts in respect of Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Servicer would be permitted to reimburse itself in accordance with this Agreement, assuming the Servicer had made the related Advance(s) and/or Servicing Advance(s). Notwithstanding the foregoing, no Person shall be entitled to reimbursement from funds held in the Collection Account for future distribution to Certificateholders pursuant to this Agreement. None of the Depositor or the Trustee shall have any duty or liability with respect to the calculation or payment of any Reimbursements, nor shall the Depositor or the Trustee have any responsibility to track or monitor the administration of the Advance Facility or the payment of Reimbursements to the related Advancing Person or Advance Facility Trustee. The Servicer shall maintain and provide to any successor servicer and (upon request) the Trustee a detailed accounting on a loan by loan basis as to amounts advanced by, pledged or assigned to, and reimbursed to any Advancing Person. The successor servicer shall be entitled to rely on any such information provided by the predecessor servicer, and the successor servicer shall not be liable for any errors in such information.

          An Advancing Person who receives an assignment or pledge of the rights to be reimbursed for Advances and/or Servicing Advances, and/or whose obligations hereunder are limited to the funding of Advances and/or Servicing Advances shall not be required to meet the criteria for qualification of a Subservicer set forth in this Agreement.

          The documentation establishing any Advance Facility shall require that Reimbursements distributed with respect to each Mortgage Loan be allocated to outstanding unreimbursed Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a "first in, first out" (FIFO) basis. Such documentation shall also require the Servicer to provide to the related Advancing Person or Advance Facility Trustee loan by loan information with respect to each Reimbursement distributed to such Advancing Person or Advance Facility Trustee on each Distribution Date, to enable the Advancing Person or Advance Facility Trustee to make the FIFO allocation of each Reimbursement with respect to each Mortgage Loan. The Servicer shall remain entitled to be reimbursed by the Advancing Person or Advance Facility Trustee for all Advances and Servicing Advances funded by the Servicer to the extent the related rights to be reimbursed therefor have not been assigned or pledged to an Advancing Person.

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

          The Servicer shall indemnify the Depositor, the Trustee, the NIMS Insurer, any successor servicer and the Trust Fund resulting from any claim by the related Advancing Person, except to the extent that such claim, loss, liability or damage resulted from or arose out of negligence, recklessness or willful misconduct on the part of the Depositor, the Trustee or any successor servicer.

          Any amendment to this Section 6.05(b) or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described in this Section 6.05(b), including amendments to add provisions relating to a successor servicer, may be entered into by the Trustee, the Depositor and the Servicer without the consent of any Certificateholder but with the consent of the NIMS Insurer, provided such amendment complies with Section 11.01 hereof. All reasonable costs and expenses (including attorneys' fees) of each party hereto of any such amendment shall be borne solely by the Servicer. Prior to entering into an Advance Facility, the Servicer shall notify the lender under such facility in writing that: (a) the Advances and/or Servicing Advances financed by and/or pledged to the lender are obligations owed to the Servicer on a non-recourse basis payable only from the cash flows and proceeds received under this Agreement for reimbursement of Advances and/or Servicing Advances only to the extent provided herein, and the Trustee and the Trust are not otherwise obligated or liable to repay any Advances and/or Servicing Advances financed by the lender; (b) the Servicer will be responsible for remitting to the lender the applicable amounts collected by it as reimbursement for Advances and/or Servicing Advances funded by the lender, subject to the restrictions and priorities created in this Agreement; and (c) the Trustee shall not have any responsibility to track or monitor the administration of the financing arrangement between the Servicer and the lender.

                                   ARTICLE VII

                                     DEFAULT

          Section 7.01    Servicer Events of Termination.

          (a) If any one of the following events ("Servicer Events of Termination") shall occur and be continuing:

          (i) The failure by the Servicer to make any Advance or to pay Compensating Interest which failure continues unremedied for a period of one Business Day after the first date on which written notice of such failure is given to the Servicer; or

          (ii) Any other failure by the Servicer to deposit in the Collection Account or remit to the Trustee for deposit in the Distribution Account any payment required to be made under the terms of this Agreement, which failure continues unremedied for a period of one Business Day after the first date on which (x) the Servicer has knowledge of such failure or
     (y) written notice of such failure is given to the Servicer; or

          (iii) The failure by the Servicer to make any required Servicing Advance which failure continues unremedied for a period of one Business Day, or the failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement, which failure continues unremedied for a period of 30 days, after the date
     (A) on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the NIMS Insurer or by any Holder of a Regular Certificate evidencing at least 25% of the Voting Rights or (B) actual knowledge of such failure by a Servicing Officer of the Servicer; or

          (iv) The entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or

          (v) The Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

          (vi) any failure by the Servicer to perform its obligations pursuant to Sections 3.30, 3.31 and 3.32 (including with respect to such certifications required to be provided by any Subservicer or Subcontractor pursuant to Section 3.01).

          (b) Then, and in each and every such case, so long as a Servicer Event of Termination shall not have been remedied within the applicable grace period, (x) with respect solely to clause (i) above, if such Advance is not made by 2:00 P.M., New York time, on the Business Day immediately following the Servicer Remittance Date, the Trustee may terminate all of the rights and obligations of the Servicer under this Agreement and the Trustee, or a successor servicer appointed in accordance with Section 7.02, shall immediately make such Advance and assume, pursuant to Section 7.02, the duties of a successor servicer and (y) in the case of clause (ii), (iii), (iv), (v) and (vi) above, the Trustee shall, at the direction of the NIMS Insurer or Holders of each Class of Regular Certificates evidencing Percentage Interests aggregating not less than 51%, by notice then given in writing to the Servicer (and to the Trustee if given by Holders of Certificates), terminate all of the rights and obligations of the Servicer as servicer under this Agreement. Any such notice to the Servicer shall also be given to each Rating Agency, the NIMS Insurer and the Depositor. On or after the receipt by the Servicer (and by the Trustee if such notice is given by the Holders) of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the

Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section or successor servicer appointed in connection with
Section 7.02; and, without limitation, the Trustee or successor servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and Related Documents or otherwise. The Servicer agrees to cooperate with the Trustee (or the applicable successor servicer) in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the delivery to the Trustee (or the applicable successor servicer) of all documents and records requested by it to enable it to assume the Servicer's functions under this Agreement within ten Business Days subsequent to such notice, the transfer within one Business Day subsequent to such notice to the Trustee (or the applicable successor servicer) for the administration by it of all cash amounts that shall at the time be held by the Servicer and to be deposited by it in the Collection Account, the Distribution Account or any Escrow Account or that have been deposited by the Servicer in such accounts or thereafter received by the Servicer with respect to the Mortgage Loans or any REO Property received by the Servicer. All reasonable out-of-pocket costs and expenses (including attorneys' fees) incurred in connection with transferring the servicing to the successor servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor servicer (or if the predecessor servicer is the Trustee, the initial servicer) upon presentation of reasonable documentation of such costs and expenses, and if such predecessor Servicer defaults in its obligation to pay such costs, such costs shall be paid by the successor Servicer or the Trustee (in which case the successor Servicer or the Trustee shall be entitled to reimbursement therefor from the assets of the Trust).

          Notwithstanding any termination of the activities of a Servicer hereunder, the Servicer shall be entitled to receive payment of all accrued and unpaid Servicing Fees and reimbursement for all outstanding Advances and Servicing Advances properly made prior to the date of termination in the manner and at the times set forth herein.

          Section 7.02    Trustee to Act; Appointment of Successor.

          (a) Within 90 days of the time the Servicer (and the Trustee, if notice is sent by the Holders) receives a notice of termination pursuant to
Section 7.01 or 6.04, the Trustee (or such other successor servicer as is approved in accordance with this Agreement) shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof arising on and after its succession. As compensation therefor, the Trustee (or such other successor servicer) shall be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the Trustee is unwilling to act as successor servicer or (ii) if the Trustee is legally unable so to act, the Trustee shall appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer having a net worth of not less than $50,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder;

provided, that the appointment of any such successor servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Certificates or the ratings that are in effect by the Rating Agencies as evidenced by a letter to such effect from the Rating Agencies and that, in the case of a successor servicer appointed by the Trustee, such successor servicer is reasonably acceptable to the NIMS Insurer. Pending appointment of a successor to the Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the Servicer would otherwise have received pursuant to
Section 3.18 (or such other compensation as the Trustee and such successor shall agree, not to exceed the Servicing Fee). The successor servicer shall be entitled to withdraw from the Collection Account all costs and expenses associated with the transfer of the servicing to the successor servicer, including costs and expenses of the Trustee. The appointment of a successor servicer shall not affect any liability of the predecessor servicer which may have arisen under this Agreement prior to its termination as Servicer to pay any deductible under an insurance policy pursuant to Section 3.12 or to indemnify the parties indicated in Section 3.24 pursuant to the terms thereof, nor shall any successor servicer be liable for any acts or omissions of the predecessor servicer or for any breach by such servicer of any of its representations or warranties contained herein or in any related document or agreement. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

          (b) Any successor, including the Trustee, to the Servicer as servicer shall during the term of its service as servicer continue to service and administer the Mortgage Loans for the benefit of Certificateholders, and maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and a Fidelity Bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.12.

          Section 7.03    Waiver of Defaults.

          The Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the Classes of Certificates affected by a Servicer Event of Termination may, on behalf of all Certificateholders, and with the consent of the NIMS Insurer, waive any events permitting removal of the Servicer as servicer pursuant to this Article VII, provided, however, that such Holders may not waive a default in making a required distribution on a Certificate without the consent of the Holder of such Certificate and the NIMS Insurer. Upon any waiver of a past default, such default shall cease to exist and any Servicer Event of Termination arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Trustee to the Rating Agencies.

          Section 7.04    Notification to Certificateholders.

          (a) On any termination or appointment of a successor to the Servicer pursuant to this Article VII or Section 6.04, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register, the NIMS Insurer and each Rating Agency.

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

          (b) No later than 60 days after the occurrence of any event which constitutes or which, with notice or a lapse of time or both, would constitute a Servicer Event of Termination for five Business Days after a Responsible Officer of the Trustee becomes aware of the occurrence of such an event, the Trustee shall transmit by mail to the NIMS Insurer and all Certificateholders notice of such occurrence unless such default or Servicer Event of Termination shall have been waived or cured. Such notice shall be given to the Rating Agencies promptly after any such occurrence.

          Section 7.05    Survivability of Servicer Liabilities.

          Notwithstanding anything herein to the contrary, upon termination of the Servicer hereunder, any liabilities of the Servicer which accrued prior to such termination shall survive such termination.

                                  ARTICLE VIII

                                   THE TRUSTEE

          Section 8.01    Duties of Trustee.

          (a) The Trustee, prior to the occurrence of a Servicer Event of Termination of which a Responsible Officer of the Trustee shall have actual knowledge and after the curing of all Servicer Events of Termination which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If a Servicer Event of Termination has occurred (which has not been cured) of which a Responsible Officer has actual knowledge, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicer, the Sponsor, the NIMS Insurer or the Depositor hereunder. If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Trustee shall notify the Certificateholders of such instrument in the event that the Trustee, after so requesting, does not receive a satisfactorily corrected instrument.

          No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

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

          (i) prior to the occurrence of a Servicer Event of Termination of which a Responsible Officer of the Trustee shall have actual knowledge, and after the curing of all such Servicer Events of Termination which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

          (ii) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining or investigating the facts related thereto;

          (iii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the NIMS Insurer or the Majority Certificateholders relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising or omitting to exercise any trust or power conferred upon the Trustee under this Agreement; and

          (iv) the Trustee shall not be charged with knowledge of any failure by the Servicer to comply with the obligations of the Servicer referred to in clauses (i) and (ii) of Section 7.01(a) or any Servicer Event of Termination unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such failure or the Trustee receives written notice of such failure from the Servicer, the NIMS Insurer or the Majority Certificateholders. In the absence of such receipt of such notice, the Trustee may conclusively assume that there is no Servicer Event of Termination.

          The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

          The Trustee shall not have any duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance or (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account.

          The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by any third party as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall promptly remit to the Servicer upon receipt of any such complaint, claim, demand, notice or other document (i) which is delivered to the Trustee at its Corporate Trust Office; (ii) of which a Responsible Officer has actual knowledge and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

          (b) Upon its receipt from the Sponsor of each "significance estimate" of the Interest Rate Swap Agreement required to be provided pursuant to the Mortgage Loan Purchase Agreement, the Trustee shall, on the basis of such "significance estimate," calculate the Interest Rate Swap Agreement's "significance percentage" of the Pool Balance as of the date of such "significance estimate" in accordance with Item 1115 of Regulation AB. For the avoidance of doubt, such "significance percentage" shall be a fraction, expressed as a percentage, the numerator of which is such "significance estimate" and the denominator of which is such Pool Balance. Further, the Trustee shall determine as of such date whether such "significance percentage" would require disclosure of financial information with respect to the Swap Provider in any report required to be filed with the Commission pursuant to
Section 3.32, and if it does, the Trustee shall make a written request of the Swap Provider for such information in accordance with the Interest Rate Swap Agreement not later than the third Business Day after it receives the related "significance estimate." Upon its receipt of such information, the Trustee shall furnish such information to the Depositor and, if such information is approved by the Depositor, shall include such information in the related report as provided in Section 3.32. In the event the Trustee does not timely receive such information it shall promptly notify the Depositor.

          (c) Subject to the conditions set forth in this Section 8.01(c), the Trustee is permitted to utilize one or more Subcontractors to perform certain of its obligations hereunder. The Trustee shall promptly upon request provide to the Depositor a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by the Trustee, specifying (i) the identity of each such Subcontractor that is a Servicing Function Participant and (ii) which elements of the Servicing Criteria will be addressed in Assessments of Compliance provided by each Servicing Function Participant. As a condition to the utilization by the Trustee of any Servicing Function Participant, the Trustee shall cause any such Servicing Function Participant for the benefit of the Depositor to comply with the provisions of Section 3.32 of this Agreement to the same extent as if such Servicing Function Participant were the Trustee. The Trustee shall be responsible for obtaining from each such Servicing Function Participant and delivering to the applicable Persons any Assessment of Compliance and related Attestation Report required to be delivered by such Servicing Function Participant under Section 3.31, in each case as and when required to be delivered.

          Notwithstanding the foregoing, if the Trustee engages a Subcontractor in connection with the performance of any of its duties under this Agreement, the Trustee shall be responsible for determining whether such Subcontractor is an Additional Servicer.

          The Trustee shall indemnify the Depositor and the Sponsor and any of their directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to a breach of the Trustee's obligation set forth in Section 8.01(b) or 8.01(c).

          Section 8.02    Certain Matters Affecting the Trustee.

          Except as otherwise provided in Section 8.01:

          (a) the Trustee may request and rely upon, and shall be protected in acting or refraining from acting upon, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (c) the Trustee shall not be under any obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of the Certificateholders or the NIMS Insurer pursuant to the provisions of this Agreement, unless such Certificateholders or the NIMS Insurer shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act;

          (d) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (e) prior to the occurrence of a Servicer Event of Termination and after the curing of all Servicer Events of Termination which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing to do so by the Majority Certificateholders or the NIMS Insurer; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be reimbursed by the Servicer upon demand. Nothing in this clause
(e) shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors;

          (f) the Trustee shall not be accountable, have any liability or make any representation as to any acts or omissions hereunder of the Servicer until such time as the Trustee may be required to act as Servicer pursuant to
Section 7.02;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed by it with due care; and

          (h) the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

          Section 8.03    Trustee Not Liable for Certificates or Mortgage Loans.

          The recitals contained herein and in the Certificates (other than the authentication of the Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and authentication of the Trustee on the Certificates) or of any Mortgage Loan or Related Document. The Trustee shall not be accountable for the use or application by the Servicer, or for the use or application of any funds paid to the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Servicer. The Trustee shall not at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02); the compliance by the Depositor or the Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any non-compliance therewith or any breach thereof; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02), or any Mortgagor; any action of the Servicer

(other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02), taken in the name of the Trustee; the failure of the Servicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement. The Trustee shall not have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder.

          Section 8.04    Trustee May Own Certificates.

          The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee and may transact any banking and trust business with the Servicer, the Depositor or their respective Affiliates.

          Section 8.05    Trustee Expenses.

          The Trust shall reimburse the Trustee for all reasonable expenses and disbursements incurred or made by the Trustee, and for any advances made as successor servicer, in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith or which is the responsibility of Certificateholders or the Trustee hereunder. In addition, the Trustee and its officers, directors, employees and agents shall be indemnified by the Trust from, and held harmless against, any and all losses, liabilities, damages, claims or expenses incurred in connection with any legal action relating to this Agreement or the Certificates, other than (i) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence of the Trustee in the performance of its duties hereunder or by reason of the Trustee's reckless disregard of obligations and duties hereunder and (ii) to the extent such indemnification is provided by the Servicer pursuant to Section 3.24. This Section shall survive termination of this Agreement or the resignation or removal of any Trustee hereunder.

          Section 8.06    Eligibility Requirements for Trustee.

          The Trustee hereunder shall at all times be an entity duly organized and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and a minimum long-term debt rating of "BBB" by Fitch and S&P and subject to supervision or examination by federal or state authority. If such entity publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such entity shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The principal office of the Trustee (other than the initial Trustee) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trustee at the time such Trustee is appointed Trustee to the effect that the Trust will not be a taxable entity under the laws of such state. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

          Section 8.07    Resignation or Removal of Trustee.

          The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Servicer, the NIMS Insurer and each Rating Agency. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Trustee reasonably acceptable to the NIMS Insurer by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor or the NIMS Insurer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of their property shall be appointed, or any public officer shall take charge or control of the Trustee or of their property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor or the NIMS Insurer may remove the Trustee. If the Depositor or the NIMS Insurer removes the Trustee under the authority of the immediately preceding sentence, the Depositor or the NIMS Insurer, as the case may be, shall promptly appoint a successor Trustee (reasonably acceptable to the NIMS Insurer if appointed by the Depositor) by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee.

          The Majority Certificateholders or the NIMS Insurer may at any time remove the Trustee by written instrument or instruments delivered to the Servicer, the Depositor, the NIMS Insurer and the Trustee; the Depositor shall thereupon use its best efforts to appoint a successor Trustee reasonably acceptable to the NIMS Insurer in accordance with this Section.

          Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 8.08.

          Section 8.08    Successor Trustee.

          Any successor Trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor, the NIMS Insurer, the Rating Agencies, the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective, and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The Depositor, the Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

          No successor Trustee shall accept appointment as provided in this
Section 8.08 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 8.06 and the appointment of such successor Trustee shall not result in a downgrading of the Regular Certificates by either Rating Agency, as evidenced by a letter from each Rating Agency.

          Upon acceptance of appointment by a successor Trustee as provided in this Section 8.08, the successor Trustee shall mail notice of the appointment of a successor Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency.

          Section 8.09    Merger or Consolidation of Trustee.

          Any entity into which the Trustee may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any entity succeeding to the business of the Trustee, shall be the successor of the hereunder, provided such entity shall be eligible under the provisions of
Section 8.06 and 8.08, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          In connection with the succession to the Trustee under this Agreement by any Person (i) into which the Trustee may be merged or consolidated, or (ii) which may be appointed as a successor to the Trustee, the Trustee shall notify the Depositor of such succession or appointment and shall furnish to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably necessary for the Trustee to accurately and timely report, pursuant to Section 3.32, the event under Item 6.02 of Form 8-K pursuant to the Exchange Act (if such reports under the Exchange Act are required to be filed under the Exchange Act).

          Section 8.10    Appointment of Co-Trustee or Separate Trustee.

          Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or any Mortgaged Property may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and the NIMS Insurer to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. Any such co-trustee or separate trustee shall be subject to the written approval of the Servicer and the NIMS Insurer. If the Servicer and the NIMS Insurer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case a Servicer Event of Termination shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 8.06, and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under
Section 8.08.

          Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

          (ii) no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

          (iii) the Servicer and the Trustee, acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee except that following the occurrence of a Servicer Event of Termination, the Trustee acting alone may accept the resignation or remove any separate trustee or co-trustee.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Depositor, the NIMS Insurer, the Rating Agencies and the Servicer.

          Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

          Section 8.11    Limitation of Liability.

          The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

          Section 8.12 Trustee May Enforce Claims Without Possession of Certificates.

          (a) All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such proceeding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee for the benefit of all Holders of such Certificates, subject to the provisions of this Agreement. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

          (b) The Trustee shall afford the Depositor, the Servicer, the NIMS Insurer and each Certificateholder upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. The Trustee shall cooperate fully with the Servicer, the NIMS Insurer, the Depositor and such Certificateholder and shall make available to the Servicer, the NIMS Insurer, the Depositor and such Certificateholder for review and copying at the expense of the party requesting such copies, such books, documents or records as may be requested with respect to the Trustee's duties hereunder. The Depositor, the Servicer, the NIMS Insurer and the Certificateholders shall not have any responsibility or liability for any action or failure to act by the Trustee and are not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

          Section 8.13    Suits for Enforcement.

          In case a Servicer Event of Termination or other default by the Servicer hereunder shall occur and be continuing, the Trustee may proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, and subject to the foregoing, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

          Section 8.14    Waiver of Bond Requirement.

          The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

          Section 8.15    Waiver of Inventory, Accounting and Appraisal
Requirement.

          The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.

                                   ARTICLE IX

                              REMIC ADMINISTRATION

          Section 9.01    REMIC Administration.

          (a) The Trustee shall make or cause to be made REMIC elections for each of REMIC 1, REMIC 2 and REMIC 3 as set forth in the Preliminary Statement on Forms 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. In addition, the Trustee shall request a taxpayer identification number on IRS Form SS-4 for each such REMIC or other tax entity formed under this agreement and file IRS Form 8811 for each such REMIC within 30 days of the Closing Date. The regular interests and residual interest in each REMIC shall be as designated in the Preliminary Statement.

          (b) The Closing Date is hereby designated as the "Startup Day" of each REMIC within the meaning of section 860G(a)(9) of the Code.

          (c) The Trustee shall pay any and all tax related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Trustee in fulfilling its duties hereunder. The Trustee shall be entitled to reimbursement of expenses to the extent provided in clause (i) above from the Trust.

          (d) The Trustee shall prepare or cause to be prepared, sign and file or cause to be filed, each REMIC's federal and state tax and information returns as such REMIC's direct representative. The expenses of preparing and filing such returns shall be borne by the Trustee.

          (e) The Holder of the Class R Certificate shall be the "tax matters person" as defined in the REMIC Provisions (the "Tax Matters Person") with respect to each REMIC, and the Trustee is irrevocably designated as and shall act as attorney-in-fact and agent for such Tax Matters Person for each REMIC. The Trustee, as agent for the Tax Matters Person, shall perform, on behalf of each REMIC, all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Trustee, as agent for the Tax Matters Person, shall provide (i) to the Treasury or other

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governmental authority such information as is necessary for the application of any tax relating to the transfer of the Class R Certificate to any disqualified person or organization and (ii) to the Certificateholders such information or reports as are required by the Code or REMIC Provisions.

          (f) The Trustee, the Servicer, and the Holders of Certificates shall take any action or cause any REMIC formed under this Agreement to take any action necessary to create or maintain the status of such REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. None of the Trustee, the Servicer or the Holder of the Class R Certificate shall take any action or cause any REMIC formed under this Agreement to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger or cause the loss of the status of such REMIC as a REMIC or (ii) result in the imposition of any tax upon such REMIC (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth on Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee, the NIMS Insurer and the Servicer have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax. In addition, prior to taking any action with respect to any REMIC formed under this Agreement or the assets therein, or causing such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of the Class R Certificate will consult with the Trustee, the NIMS Insurer and the Servicer, or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to such REMIC, and no such Person shall take any such action or cause such REMIC to take any such action as to which the Trustee, the NIMS Insurer or the Servicer has advised it in writing that an Adverse REMIC Event could occur.

          (g) The Holder of the Class R Certificate shall pay when due any and all taxes imposed on any REMIC formed under this Agreement by federal or state governmental authorities, but only from amounts, if any, distributable thereon. To the extent that such REMIC taxes are not paid by the Class R Certificateholder, the Trustee shall pay any remaining REMIC taxes out of future amounts otherwise distributable to the Holder of the Class R Certificate or, if no such amounts are available, out of other amounts held in the Distribution Account, and shall reduce amounts otherwise payable to Holders of the Certificates, as the case may be.

          (h) The Trustee, shall, for federal income tax purposes, maintain or cause to be maintained books and records with respect to each REMIC formed under this Agreement on a calendar year and on an accrual basis.

          (i) No additional contributions of assets shall be made to any REMIC, except as expressly provided in this Agreement with respect to Eligible Substitute Mortgage Loans.

          (j) Neither the Trustee nor the Servicer shall enter into any arrangement by which any REMIC will receive a fee or other compensation for services.

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          Section 9.02    Prohibited Transactions and Activities.

          None of the Depositor, the Servicer or the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund, (iii) the termination of any REMIC pursuant to Article X of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a repurchase of Mortgage Loans pursuant to Article II of this Agreement, nor acquire any assets for any REMIC constituting part of the Trust Fund, nor sell or dispose of any investments in the Distribution Account for gain, nor accept any contributions to any REMIC constituting part of the Trust Fund after the Closing Date, unless such party and the NIMS Insurer has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, or substitution) that such disposition, acquisition, substitution, or acceptance will not (a) affect adversely the status of such REMIC as a REMIC or of the interests therein other than the Class R Certificate as the regular interests therein, (b) affect the distribution of interest or principal on the Certificates, (c) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement) or (d) cause such REMIC to be subject to a tax on prohibited transactions or prohibited contributions pursuant to the REMIC Provisions.

          Section 9.03 Indemnification with Respect to Certain Taxes and Loss of REMIC Status.

          In the event that any REMIC formed hereunder fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by (i) the Servicer of its duties and obligations set forth herein or is subject to any state or local taxes based on the location of the Servicer, the Servicer shall indemnify the Holder of the Class R Certificate against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence; provided, however, that the Servicer shall not be liable for any such Losses attributable to the action or inaction of the Trustee, the Depositor or the Holder of the Class R Certificate, as applicable, nor for any such Losses resulting from misinformation provided by the Holder of the Class R Certificate on which the Servicer has relied or (ii) the Trustee of its duties and obligations set forth herein, the Trustee shall indemnify the Holder of the Class R Certificate against any and all Losses resulting from such negligence; provided, however, that the Trustee shall not be liable for any such Losses attributable to the action or inaction of the Servicer, the Depositor or the Holder of the Class R Certificate, as applicable, nor for any such Losses resulting from misinformation provided by the Holder of the Class R Certificate on which the Trustee has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of the Class R Certificate now or hereafter existing at law or in equity. Notwithstanding the foregoing, however, in no event shall the Servicer or the Trustee have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement, (2) for any Losses other than arising out of a negligent performance by the Servicer or the Trustee of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders (in addition to payment of principal and interest on the Certificates).

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          Section 9.04    REO Property.

          (a) Subject to compliance with applicable laws and regulations as shall at any time be in force, and notwithstanding any other provision of this Agreement, the Servicer, acting on behalf of the Trust hereunder, shall not rent, lease, or otherwise earn income on behalf of any REMIC with respect to any REO Property which might cause such REO Property to fail to qualify as "foreclosure" property within the meaning of section 860G(a)(8) of the Code or result in the receipt by any REMIC of any "income from non-permitted assets" within the meaning of section 860F(a)(2) of the Code or any "net income from foreclosure property" which is subject to tax under the REMIC Provisions unless the Servicer has advised, or has caused the applicable Servicer to advise, the Trustee in writing to the effect that, under the REMIC Provisions, such action would not adversely affect the status of any REMIC as a REMIC and any income generated for such REMIC by the REO Property would not result in the imposition of a tax upon such REMIC.

          (b) The Servicer shall make reasonable efforts to sell any REO Property for its fair market value. In any event, however, the Servicer shall dispose of any REO Property before the close of the third calendar year beginning after the year of its acquisition by the Trust Fund unless the Servicer has received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, any REMIC constituting part of the Trust Fund may hold REO Property for a longer period without adversely affecting its REMIC status or causing the imposition of a Federal or state tax upon any REMIC constituting part of the Trust Fund. If the Servicer has received such an extension, then the Servicer shall continue to attempt to sell the REO Property for its fair market value as determined in good faith by the Servicer for such longer period as such extension permits (the "Extended Period"). If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property within 33 months after its acquisition by the Trust Fund or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the applicable period,
(i) purchase such REO Property at a price equal to the REO Property's fair market value as determined in good faith by the Servicer or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the applicable period.

                                    ARTICLE X

                                   TERMINATION

          Section 10.01   Termination.

          (a) The respective obligations and responsibilities of the Servicer, the Depositor, the Trustee and the Certificate Registrar created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Servicer to send certain notices as hereinafter set forth) shall terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment or

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other liquidation of the last Mortgage Loan in the Trust, and (iii) the optional purchase by the NIMS Insurer, if there is a NIMS Insurer, or if there is no NIMS Insurer, the Majority Class CE Certificateholders (or if such holder is the Sponsor, or an affiliate of the Sponsor, the Servicer of the Mortgage Loans) as described below. Notwithstanding the foregoing, in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

          The NIMS Insurer, if there is a NIMS Insurer, or if there is no NIMS Insurer, the Majority Class CE Certificateholders (and, if such holder is the Sponsor or an affiliate of the Sponsor, the Servicer of the Mortgage Loans) may, at its option, terminate the Trust Fund and retire the Certificates on the next succeeding Distribution Date upon which the aggregate current Pool Balance is less than 10% of the aggregate Pool Balance of the Mortgage Loans as of the Cut-off Date, at a price equal to the sum of the outstanding Principal Balance of the Mortgage Loans and except to the extent previously advanced by the Servicer, accrued and unpaid interest thereon at the weighted average of the Mortgage Interest Rates through the end of the Collection Period preceding the final Distribution Date plus unreimbursed Servicing Advances, Advances and any unpaid Servicing Fees allocable to such Mortgage Loans and REO Properties and any Swap Termination Payment owed to the Swap Provider not due to a Swap Provider Trigger Event pursuant to the Interest Rate Swap Agreement (the "Termination Price"). If the NIMS Insurer or the Majority Class CE Certificateholders (or, if the Majority Class CE Certificateholder is the Sponsor or an affiliate of the Sponsor, the Servicer) is subject to regulation by the Office of the Comptroller of the Currency, the FDIC, the Federal Reserve or the Office of Thrift Supervision, however, the option may not be exercised unless the aggregate fair market value of the Mortgage Loans and REO Properties is greater than or equal to the Termination Price. Notwithstanding the foregoing, no party may exercise this optional purchase right unless any Reimbursement Amount owed to the Trust pursuant to Section 2.03 hereof has been paid.

          In connection with any such purchase pursuant to the preceding paragraph, the Servicer shall deliver to the Trustee for deposit in the Distribution Account all amounts then on deposit in the Collection Account (less amounts permitted to be withdrawn by the Servicer pursuant to Section 3.05), which deposit shall be deemed to have occurred immediately following such purchase.

          Any such purchase shall be accomplished by delivery on the Determination Date before such Distribution Date of the Termination Price to the Trustee for deposit into the Distribution Account as part of Available Funds.

          (b) Notice of any termination, specifying the Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee upon the Trustee receiving notice of such date from the NIMS Insurer, the Majority Class CE Certificateholders or the Servicer, as applicable, by letter to the Certificateholders mailed not earlier than the 15th day of the month preceding the month of such final distribution and not later than the 15th day of the month of such final distribution specifying (1) the Distribution Date upon which final distribution of the Certificates will be made

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upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final distribution and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. Not less than five (5) Business Days prior to such Determination Date relating to such Distribution Date, the Trustee shall notify the Originator and the Sponsor of the amount of any unpaid Reimbursement Amount owed to the Trust.

          (c) Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to the Holders of the Certificates on the Distribution Date for such final distribution, in proportion to the Percentage Interests of their respective Class and to the extent that funds are available for such purpose, an amount equal to the amount required to be distributed to such Holders in accordance with the provisions of Sections 4.01 and 4.02 for such Distribution Date.

          (d) In the event that all Certificateholders shall not surrender their Certificates for final payment and cancellation on or before such final Distribution Date, the Trustee shall promptly following such date cause all funds in the Distribution Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Servicer shall give a second written notice to the remaining Certificateholders, to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within nine months after the second notice all the Certificates shall not have been surrendered for cancellation, the Class R Certificateholder shall be entitled to all unclaimed funds and other assets which remain subject hereto (except with respect to the Class CE and Class P Certificates) and the Trustee upon transfer of such funds shall be discharged of any responsibility for such funds, and all other Certificateholders shall look to the Class R Certificateholder for payment.

          Section 10.02   Additional Termination Requirements.

          (a) In the event that the NIMS Insurer, the Majority Class CE Certificateholders or the Servicer, as applicable, exercises the purchase option as provided in Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee shall have been furnished with an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section will not cause an Adverse REMIC Event to occur at any time that any Certificates are outstanding:

          (i) The Trustee shall designate a date within 90 days prior to the final Distribution Date as the date of adoption of plans of complete liquidation of each of REMIC 1, REMIC 2 and REMIC 3 and shall specify such date in the final federal income tax return of each REMIC;

          (ii) After the date of adoption of such plans of complete liquidation and at or prior to the final Distribution Date, the Trustee shall sell all of the assets of the Trust to the Majority Class CE Certificateholders or the Servicer, as applicable, for cash; and

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          (iii) At the time of the making of the final payment on the
     Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited in the following order of priority (A) (i) to the Holders of each of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, pro rata and (ii) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, and Class M-10 Certificates the related Certificate Principal Balance, as applicable, plus one month's interest thereon at the applicable Certificate Interest Rate, (B) to the Class CE Certificates, the amount of any remaining Monthly Excess Cash Flow Amounts not previously distributed thereon, (C) to the remaining REMIC 1 Regular Interests and/or REMIC 2 Regular Interests and/or REMIC 3 Regular Interests the amounts allocable thereto pursuant to Section 4.08 and (D) to the Class R Certificateholder, all cash on hand in respect of the REMICs after such payment (other than cash retained to meet claims) and the Trust shall terminate at such time.

          (b) By their acceptance of Certificates, the Holders thereof hereby agree to appoint the Trustee as their attorney-in-fact to: (i) designate such date of adoption of plans of complete liquidation and (ii) to take such other action in connection therewith as may be reasonably required to carry out such plans of complete liquidation all in accordance with the terms hereof.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

          Section 11.01   Amendment.

          This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee; with the consent of the NIMS Insurer and without the consent of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct, modify or supplement any provision herein which may be inconsistent with any other provision herein or the Prospectus Supplement or Private Placement Memorandum, (iii) to make any other provisions with respect to matters or questions arising under this Agreement, which shall not be inconsistent with the provisions of this Agreement, (iv) to comply with any requirements imposed by the Code or (v) to provide for the rights of the NIMS Insurer; provided, however, that any such action listed in clause (iii) above shall not adversely affect in any respect the interests of any Certificateholder, as evidenced by
(i) notice in writing to the Depositor, the Servicer and the Trustee from the Rating Agencies that such action will not result in the reduction or withdrawal of the rating of any outstanding Class of Certificates with respect to which it is a Rating Agency, or (ii) an Opinion of Counsel delivered to the Servicer and the Trustee.

          In addition, this Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee, with the consent of the NIMS Insurer and the Majority Certificateholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Swap Provider or the Holders of Certificates; provided, however, that no such amendment or waiver shall (i) reduce in any manner the amount of, or delay the timing of, payments on the Certificates which are required to be made on any Certificate without the consent of the Holder

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of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in clause (i) above, without the consent of the Holders of Certificates of such Class evidencing at least a 51% Percentage Interest in such Class, (iii) reduce the percentage of Voting Rights required by clause (ii) above without the consent of the Holders of all Certificates of such Class then outstanding or
(iv) cause any of the REMICs created hereunder to be disqualified as a REMIC or result in a prohibited transaction or contribution tax under the Code on any REMIC created hereunder unless an indemnification is provided for such tax. Upon approval of an amendment, a copy of such amendment shall be sent to the Rating Agencies. Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel (at the expense of the Person seeking such amendment) stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement.

          Notwithstanding any provision of this Agreement to the contrary, neither the Trustee nor the NIMS Insurer shall consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, delivered by (and at the expense of) the Person seeking such Amendment, to the effect that such amendment will not result in an Adverse REMIC Event at any time that any Certificates are outstanding and that the amendment is being made in accordance with the terms hereof.

          Notwithstanding any of the other provisions of this Section 11.01, the Swap Provider's prior written consent shall be required for any amendment that adversely affects in any respect the rights and interest hereunder of the Swap Provider..

          Promptly after the execution of any such amendment the Trustee shall furnish, at the expense of the Person that requested the amendment if such Person is the Servicer (but in no event at the expense of the Trustee), otherwise at the expense of the Trust, a copy of such amendment and the Opinion of Counsel referred to in the immediately preceding paragraph to the Servicer and each Rating Agency.

          It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment; instead it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          Section 11.02   Recordation of Agreement; Counterparts.

          To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the expense of the Trust, but only upon direction of Certificateholders, accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

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          For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

          Section 11.03   Limitation on Rights of Certificateholders.

          The death or incapacity of any Certificateholder shall not (i) operate to terminate this Agreement or the Trust, (ii) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          Except as expressly provided for herein, no Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as herein provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, which priority or preference is not otherwise provided for herein, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03 each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          Section 11.04   Governing Law; Jurisdiction.

          This Agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws. With respect to any claim arising out of this Agreement, each party irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and

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the United States District Court located in the Borough of Manhattan in New York
City, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such courts, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process has been made by any lawful means.

          Section 11.05   Notices.

          All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service, to (a) in the case of the Trustee, Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attn: Client Manager - ABFC 2006-FFH1 or such other address as may hereafter be furnished to the Depositor, the NIMS Insurer and the Servicer in writing by the Trustee, (b) in the case of the Depositor, Asset Backed Funding Corporation, 100 North Tryon Street, 11th Floor, Charlotte, North Carolina 28255, Attention: First Franklin Mortgage Loan Trust 2006-FFH1, Asset-Backed Certificates, Series 2006-FFH1, or such other address as may be furnished to the Servicer, the NIMS Insurer and the Trustee in writing by the Depositor, (c) in the case of the Servicer, National City Home Loan Services, Inc., 150 Alleghany Center, Locator 23-501, Pittsburgh, Pennsylvania 15212,
Attention: Investor Reporting Manager, or such other address as may be hereafter furnished to the Depositor, the NIMS Insurer and the Trustee by the Servicer in writing and (d) in the case of the NIMS Insurer, such address furnished to the Depositor, the Servicer and the Trustee in writing by the NIMS Insurer. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Notice of any Servicer Event of Termination shall be given by telecopy and by certified mail. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have duly been given when mailed, whether or not the Certificateholder receives such notice. A copy of any notice required to be telecopied hereunder shall also be mailed to the appropriate party in the manner set forth above.

          Section 11.06   Severability of Provisions.

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          Section 11.07   Article and Section References.

          All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

          Section 11.08   Notice to the Rating Agencies and the NIMS Insurer.

          (a) Each of the Trustee and the Servicer shall be obligated to use its best reasonable efforts promptly to provide notice to the Rating Agencies and the NIMS Insurer with respect to each of the following of which a Responsible Officer of the Trustee or the Servicer, as the case may be, has actual knowledge:

          (i)       any material change or amendment to this Agreement;

          (ii) the occurrence of any Servicer Event of Termination that has not been cured or waived;

          (iii) the resignation or termination of the Servicer or the Trustee;

          (iv) the final payment to Holders of the Certificates of any Class;

          (v)       any change in the location of any Account; and

          (vi)      if the Trustee is acting as successor servicer pursuant to
     Section 7.02 hereof, any event that would result in the inability of the Trustee to make Advances.

          (vii) In addition, the Servicer shall promptly furnish to each Rating Agency copies of the following:

          (A)       each annual statement as to compliance described in Section
3.19 hereof;

          (B) each annual independent public accountants' servicing report described in Section 3.20 hereof; and

          (C) each notice delivered pursuant to Section 7.01(a) hereof which relates to the fact that the Servicer has not made an Advance.

          Any such notice pursuant to this Section 11.08 shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service to: Fitch Ratings, One State Street Plaza, New York, New York 10004, Attention: Managing Director, Residential Mortgage-Backed Securities; Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, 41st Floor, New York, New York 10041, Attention: Mortgage Surveillance Group; Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: Managing Director, Residential Mortgage-Backed Securities; and the NIMS Insurer, at the address to be provided by the Depositor.

          Section 11.09   Further Assurances.

          Notwithstanding any other provision of this Agreement, neither the Regular Certificateholders nor the Trustee shall have any obligation to consent to any amendment or modification of this Agreement unless they have been provided reasonable security or indemnity against their out-of-pocket expenses (including reasonable attorneys' fees) to be incurred in connection therewith.

          Section 11.10   Third Party Beneficiary.

          Nothing in this Agreement or in the Certificates, expressed or implied, shall give to any Person, other than the Certificateholders, the parties hereto and the NIMS Insurer and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

          The NIMS Insurer shall be deemed a third-party beneficiary of this Agreement to the same extent as if it were a party hereto, and shall have the right to enforce the provisions of this Agreement directly against the parties to this Agreement.

          Section 11.11   Acts of Certificateholders.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and such action shall become effective when such instrument or instruments are delivered to the Trustee and the Servicer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "act" of the Certificateholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Trust, if made in the manner provided in this Section 11.11.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

          (c) Any request, demand, authorization, direction, notice, consent, waiver or other action by any Certificateholder shall bind every future Holder of such Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Trust in reliance thereon, whether or not notation of such action is made upon such Certificate.

          Section 11.12 Regulation AB Compliance; Intent of the Parties; Reasonableness.

          The parties hereto acknowledge that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agree to use its commercially reasonable efforts to comply with requests made by the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with the Trust, the Servicer, the Trustee and the Custodian shall cooperate fully with the Depositor to deliver to the Depositor (including its assignees or designees), any and all statements, reports, certifications, records and any other information available to such party and reasonably necessary in the good faith determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer, the Trustee and the Custodian, as applicable, reasonably believed by the Depositor to be necessary in order to effect such compliance.

                        [Signatures follow on next page]

          IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                        ASSET BACKED FUNDING CORPORATION,
                                        as Depositor


                                        By:    /s/ Bruce W. Good
                                               ---------------------------------
                                        Name:  Bruce W. Good
                                        Title: Vice President


                                        NATIONAL CITY HOME LOAN SERVICES, INC.,
                                        as Servicer


                                        By:    /s/ Steven A. Baranet
                                               ---------------------------------
                                        Name:  Steven A. Baranet
                                        Title: Vice President


                                        WELLS FARGO BANK, N.A., as Trustee


                                        By:    /s/ Peter A. Gobell
                                               ---------------------------------
                                        Name:  Peter A. Gobell
                                        Title: Vice President

STATE OF NORTH CAROLINA)
                       ) ss.:
COUNTY OF MECKLENBURG  )

          On the 28th day of February 2006 before me, a notary public in and for said State, personally appeared Bruce W. Good, known to me to be a Vice President of Asset Backed Funding Corporation, a Delaware corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        Notary Public:
                                        /s/ Billie K. Davis
                                        ----------------------

                                        My Commission expires:

                                        October 31, 2009

                                        [Notarial Seal]

STATE OF MARYLAND  )
                   ) ss.:
COUNTY OF BALTIMORE)

          On the 28th day of February 2006 before me, a notary public in and for said State, personally appeared Peter A. Gobell, known to me to be a Vice President of Wells Fargo Bank, N.A., a national banking association, that executed the within instrument, and also known to me to be the person who executed it on behalf of said association, and acknowledged to me that such association executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        Notary Public:
                                        /s/ Graham M. Oglesby
                                        ---------------------

                                        My Commission expires:

                                        January 7, 2009

                                        [Notarial Seal]

STATE OF PENNSYLVANIA)
                     ) ss.:
COUNTY OF ALLEGHENY  )

          On the 27th day of February 2006 before me, a notary public in and for said State, personally appeared Steven Baranet, known to me to be a Vice President of National City Home Loan Services, Inc., a Delaware corporation, that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        Notary Public:
                                        /s/ Paula Frollini-Conway
                                        -------------------------

                                        My Commission expires:

                                        January 27, 2009

                                        [Notarial Seal]

                                   EXHIBIT A-1

                       [FORM OF THE CLASS A-1 CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

FOR SO LONG AS THE SUPPLEMENTAL INTEREST TRUST IS IN EXISTENCE, EACH BENEFICIAL OWNER OF A CLASS A CERTIFICATE OR ANY INTEREST THEREIN, SHALL BE DEEMED TO HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF SUCH CERTIFICATE, OR INTEREST THEREIN, THAT EITHER (I) IT IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE, NOR A PERSON ACTING ON DIRECTLY OR INDIRECTLY ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT NOR USING THE ASSETS OF ANY SUCH PLAN OR ARRANGEMENT TO EFFECT SUCH TRANSFER OR (II) (A) IT IS AN "ACCREDITED INVESTOR" AS DEFINED IN THE UNDERWRITER'S EXEMPTION AND (B) THE ACQUISITION AND HOLDING OF SUCH CERTIFICATE AND THE SEPARATE RIGHT TO RECEIVE PAYMENTS FROM THE SUPPLEMENTAL INTEREST TRUST ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PROHIBITED TRANSACTION EXEMPTION 84-14, 90-1, 91-38, 95-60 OR 96-23.



                                      A-1-1

                  FIRST FRANKLIN MORTGAGE LOAN TRUST 2006-FFH1
                            ASSET-BACKED CERTIFICATES
                           SERIES 2006-FFH1, CLASS A-1

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2006-FFH1, Class A-1                 Original Class Certificate Principal
                                            Balance of the Class A-1
                                            Certificates as of the Closing Date:
Certificate Interest Rate: Floating         $152,118,000

Date of Pooling and Servicing Agreement     Initial Certificate Principal
and Cut-off Date: February 1, 2006          Balance: $[__]

First Distribution Date: March 27, 2006     Servicer: National City Home Loan
                                            Services, Inc.

No.                                         Trustee:  Wells Fargo Bank, N.A.

CUSIP: 32027N ZH 7                          Closing Date:  February 28, 2006

ISIN: US32027NZH78

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class A-1 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-1 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.


                                      A-1-2

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-1 Certificates on such Distribution Date pursuant to the Agreement; provided, however, that if any Class A-1 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-1 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  The Certificate Interest Rate for the Class A-1 Certificates for each Distribution Date will be the least of (i) One-Month LIBOR as of the related LIBOR Determination Date plus the Class A-1 Certificate Margin, (ii) the Maximum Rate Cap and (iii) the Pool Cap. Interest will accrue on the Class A-1 Certificates during each Interest Accrual Period at the Certificate Interest Rate.

                  This Certificate is one of a duly authorized issue of Certificates designated as First Franklin Mortgage Loan Trust 2006-FFH1, Asset-Backed Certificates, of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-1 Certificates.

                  The Class A-1 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Accounts and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.



                                      A-1-3

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Pool Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.



                                      A-1-4

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



                                      A-1-5

                  IN WITNESS WHEREOF, the Trustee has caused this Class A-1 Certificate to be duly executed.

Dated:


                                 WELLS FARGO BANK, N.A., not in its
                                   individual capacity but solely as Trustee


                                 By:
                                     -------------------------------------------
                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-1 Certificates referred to in the within-mentioned Agreement.


                                 WELLS FARGO BANK, N.A., not in its
                                   individual capacity but solely as Certificate Registrar


                                 By:
                                    --------------------------------------------
                                     Authorized Signatory
Date of authentication:



                                     A-1-6

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common              UNIF GIFT MIN ACT - Custodian
                                                                 ---------
                                                                 (Cust) (Minor)
TEN ENT -  as tenants by the entireties                          under Uniform
                                                                 Gifts to Minors
JT TEN  -  as joint tenants with right                           Act
           of survivorship and not as                            _______________
           tenants in common                                         (State)

           Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________
Dated:



                                 -----------------------------------------------
                                 Signature by or on behalf of assignor



                                 -----------------------------------------------
                                 Signature Guaranteed



                                     A-1-7

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _____________________________, account number ______________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.


                                     A-1-8

                                   EXHIBIT A-2

                       [FORM OF THE CLASS A-2 CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

FOR SO LONG AS THE SUPPLEMENTAL INTEREST TRUST IS IN EXISTENCE, EACH BENEFICIAL OWNER OF A CLASS A CERTIFICATE OR ANY INTEREST THEREIN, SHALL BE DEEMED TO HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF SUCH CERTIFICATE, OR INTEREST THEREIN, THAT EITHER (I) IT IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE, NOR A PERSON ACTING ON DIRECTLY OR INDIRECTLY ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT NOR USING THE ASSETS OF ANY SUCH PLAN OR ARRANGEMENT TO EFFECT SUCH TRANSFER OR (II) (A) IT IS AN "ACCREDITED INVESTOR" AS DEFINED IN THE UNDERWRITER'S EXEMPTION AND (B) THE ACQUISITION AND HOLDING OF SUCH CERTIFICATE AND THE SEPARATE RIGHT TO RECEIVE PAYMENTS FROM THE SUPPLEMENTAL INTEREST TRUST ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PROHIBITED TRANSACTION EXEMPTION 84-14, 90-1, 91-38, 95-60 OR 96-23.


                                     A-2-1

                  FIRST FRANKLIN MORTGAGE LOAN TRUST 2006-FFH1
                            ASSET-BACKED CERTIFICATES
                           SERIES 2006-FFH1, CLASS A-2

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2006-FFH1, Class A-2                 Original Class Certificate Principal
                                            Balance of the Class A-2
                                            Certificates as of the Closing Date:
Certificate Interest Rate: Floating         $79,481,000

Date of Pooling and Servicing Agreement     Initial Certificate Principal
and Cut-off Date: February 1, 2006          Balance: $[__]

First Distribution Date: March 27, 2006     Servicer: National City Home Loan
                                            Services, Inc.

No.                                         Trustee: Wells Fargo Bank, N.A.

CUSIP: 32027N ZJ 3                          Closing Date:  February 28, 2006

ISIN: US32027NJ35

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class A-2 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-2 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.


                                     A-2-2

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-2 Certificates on such Distribution Date pursuant to the Agreement; provided, however, that if any Class A-2 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-2 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  The Certificate Interest Rate for the Class A-2 Certificates for each Distribution Date will be the least of (i) One-Month LIBOR as of the related LIBOR Determination Date plus the Class A-2 Certificate Margin, (ii) the Maximum Rate Cap and (iii) the Pool Cap. Interest will accrue on the Class A-2 Certificates during each Interest Accrual Period at the Certificate Interest Rate.

                  This Certificate is one of a duly authorized issue of Certificates designated as First Franklin Mortgage Loan Trust 2006-FFH1, Asset-Backed Certificates, of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-2 Certificates.

                  The Class A-2 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Accounts and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.


                                     A-2-3

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Pool Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.



                                     A-2-4

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



                                     A-2-5

                  IN WITNESS WHEREOF, the Trustee has caused this Class A-2 Certificate to be duly executed.

Dated:


                                 WELLS FARGO BANK, N.A., not in its
                                   individual capacity but solely as Trustee


                                 By:
                                     -------------------------------------------
                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-2 Certificates referred to in the within-mentioned Agreement.


                                 WELLS FARGO BANK, N.A., not in its
                                   individual capacity but solely as Certificate Registrar


                                 By:
                                    --------------------------------------------
                                     Authorized Signatory
Date of authentication:



                                     A-2-6

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common              UNIF GIFT MIN ACT - Custodian
                                                                 ---------
                                                                 (Cust) (Minor)
TEN ENT -  as tenants by the entireties                          under Uniform
                                                                 Gifts to Minors
JT TEN  -  as joint tenants with right                           Act
           of survivorship and not as                            _______________
           tenants in common                                         (State)

           Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:



                                 -----------------------------------------------
                                 Signature by or on behalf of assignor



                                 -----------------------------------------------
                                 Signature Guaranteed



                                     A-2-7

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.


                                     A-2-8

                                   EXHIBIT A-3

                       [FORM OF THE CLASS A-3 CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

FOR SO LONG AS THE SUPPLEMENTAL INTEREST TRUST IS IN EXISTENCE, EACH BENEFICIAL OWNER OF A CLASS A CERTIFICATE OR ANY INTEREST THEREIN, SHALL BE DEEMED TO HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF SUCH CERTIFICATE, OR INTEREST THEREIN, THAT EITHER (I) IT IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE, NOR A PERSON ACTING ON DIRECTLY OR INDIRECTLY ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT NOR USING THE ASSETS OF ANY SUCH PLAN OR ARRANGEMENT TO EFFECT SUCH TRANSFER OR (II) (A) IT IS AN "ACCREDITED INVESTOR" AS DEFINED IN THE UNDERWRITER'S EXEMPTION AND (B) THE ACQUISITION AND HOLDING OF SUCH CERTIFICATE AND THE SEPARATE RIGHT TO RECEIVE PAYMENTS FROM THE SUPPLEMENTAL INTEREST TRUST ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PROHIBITED TRANSACTION EXEMPTION 84-14, 90-1, 91-38, 95-60 OR 96-23.



                                     A-3-1

                  FIRST FRANKLIN MORTGAGE LOAN TRUST 2006-FFH1
                            ASSET-BACKED CERTIFICATES
                           SERIES 2006-FFH1, CLASS A-3

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2006-FFH1, Class A-3                 Original Class Certificate Principal
                                            Balance of the Class A-3
                                            Certificates as of the Closing Date:
Certificate Interest Rate: Floating         $94,509,000

Date of Pooling and Servicing Agreement     Initial Certificate Principal
and Cut-off Date: February 1, 2006          Balance: $[__]

First Distribution Date: March 27, 2006     Servicer: National City Home Loan
                                            Services, Inc.

No.                                         Trustee:  Wells Fargo Bank, N.A.

CUSIP: 32027N ZK 0                          Closing Date:  February 28, 2006

ISIN: US32027NZK08

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class A-3 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-3 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.



                                     A-3-2

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-3 Certificates on such Distribution Date pursuant to the Agreement; provided, however, that if any Class A-3 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-3 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  The Certificate Interest Rate for the Class A-3 Certificates for each Distribution Date will be the least of (i) One-Month LIBOR as of the related LIBOR Determination Date plus the Class A-3 Certificate Margin, (ii) the Maximum Rate Cap and (iii) the Pool Cap. Interest will accrue on the Class A-3 Certificates during each Interest Accrual Period at the Certificate Interest Rate.

                  This Certificate is one of a duly authorized issue of Certificates designated as First Franklin Mortgage Loan Trust 2006-FFH1, Asset-Backed Certificates, of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-3 Certificates.

                  The Class A-3 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Accounts and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.


                                     A-3-3

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Pool Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.


                                     A-3-4

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



                                     A-3-5

         IN WITNESS WHEREOF, the Trustee has caused this Class A-3 Certificate to be duly executed.

Dated:


                               WELLS FARGO BANK, N.A., not in its
                                   individual capacity but solely as Trustee


                               By:
                                   ---------------------------------------------
                                   Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class A-3 Certificates referred to in the within-mentioned Agreement.


                               WELLS FARGO BANK, N.A., not in its
                                   individual capacity but solely as Certificate Registrar


                               By:
                                  ----------------------------------------------
                                   Authorized Signatory
Date of authentication:



                                     A-3-6

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common              UNIF GIFT MIN ACT - Custodian
                                                                 ---------
                                                                 (Cust) (Minor)
TEN ENT -  as tenants by the entireties                          under Uniform
                                                                 Gifts to Minors
JT TEN  -  as joint tenants with right                           Act
           of survivorship and not as                            _______________
           tenants in common                                         (State)

           Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________

Dated:



                                  ----------------------------------------------
                                  Signature by or on behalf of assignor



                                  ----------------------------------------------
                                  Signature Guaranteed




                                     A-3-7

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.



                                     A-3-8

                                   EXHIBIT A-4

                       [FORM OF THE CLASS A-4 CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

FOR SO LONG AS THE SUPPLEMENTAL INTEREST TRUST IS IN EXISTENCE, EACH BENEFICIAL OWNER OF A CLASS A CERTIFICATE OR ANY INTEREST THEREIN, SHALL BE DEEMED TO HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF SUCH CERTIFICATE, OR INTEREST THEREIN, THAT EITHER (I) IT IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE, NOR A PERSON ACTING ON DIRECTLY OR INDIRECTLY ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT NOR USING THE ASSETS OF ANY SUCH PLAN OR ARRANGEMENT TO EFFECT SUCH TRANSFER OR (II) (A) IT IS AN "ACCREDITED INVESTOR" AS DEFINED IN THE UNDERWRITER'S EXEMPTION AND (B) THE ACQUISITION AND HOLDING OF SUCH CERTIFICATE AND THE SEPARATE RIGHT TO RECEIVE PAYMENTS FROM THE SUPPLEMENTAL INTEREST TRUST ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PROHIBITED TRANSACTION EXEMPTION 84-14, 90-1, 91-38, 95-60 OR 96-23.



                                     A-4-1

                  FIRST FRANKLIN MORTGAGE LOAN TRUST 2006-FFH1
                            ASSET-BACKED CERTIFICATES
                           SERIES 2006-FFH1, CLASS A-4

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2006-FFH1, Class A-4                 Original Class Certificate Principal
                                            Balance of the Class A-4
                                            Certificates as of the Closing Date:
Certificate Interest Rate: Floating         $27,777,000

Date of Pooling and Servicing Agreement     Initial Certificate Principal
and Cut-off Date: February 1, 2006          Balance: $[__]

First Distribution Date: March 27, 2006     Servicer: National City Home Loan
                                            Services, Inc.

No.                                         Trustee:  Wells Fargo Bank, N.A.

CUSIP: 32027N ZL 8                          Closing Date:  February 28, 2006

ISIN: US32027NZL80

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class A-4 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-4 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.


                                     A-4-2

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-4 Certificates on such Distribution Date pursuant to the Agreement; provided, however, that if any Class A-4 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-4 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  The Certificate Interest Rate for the Class A-4 Certificates for each Distribution Date will be the least of (i) One-Month LIBOR as of the related LIBOR Determination Date plus the Class A-4 Certificate Margin, (ii) the Maximum Rate Cap and (iii) the Pool Cap. Interest will accrue on the Class A-4 Certificates during each Interest Accrual Period at the Certificate Interest Rate.

                  This Certificate is one of a duly authorized issue of Certificates designated as First Franklin Mortgage Loan Trust 2006-FFH1, Asset-Backed Certificates, of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class A-4 Certificates.

                  The Class A-4 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Accounts and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.


                                     A-4-3

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Pool Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.



                                     A-4-4

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



                                     A-4-5

                  IN WITNESS WHEREOF, the Trustee has caused this Class A-4 Certificate to be duly executed.

Dated:


                               WELLS FARGO BANK, N.A., not in its
                                   individual capacity but solely as Trustee


                               By:
                                   ---------------------------------------------
                                   Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-4 Certificates referred to in the within-mentioned Agreement.


                               WELLS FARGO BANK, N.A., not in its
                                   individual capacity but solely as Certificate Registrar

                               By:
                                  ----------------------------------------------
                                   Authorized Signatory
Date of authentication:



                                     A-4-6

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common              UNIF GIFT MIN ACT - Custodian
                                                                 ---------
                                                                 (Cust) (Minor)
TEN ENT -  as tenants by the entireties                          under Uniform
                                                                 Gifts to Minors
JT TEN  -  as joint tenants with right                           Act
           of survivorship and not as                            _______________
           tenants in common                                         (State)

           Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:



                                 -----------------------------------------------
                                 Signature by or on behalf of assignor



                                 -----------------------------------------------
                                 Signature Guaranteed


                                     A-4-7

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.




                                     A-4-8

                                   EXHIBIT B-1

                         [FORM OF CLASS M-1 CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

EACH PURCHASER OF A CLASS M CERTIFICATE WILL BE DEEMED TO REPRESENT AND WARRANT BY VIRTUE OF ITS ACCEPTANCE OF SUCH CERTIFICATE OR INTEREST THEREIN EITHER THAT IT (X) (I) IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW"), THE TRUSTEE OF ANY SUCH PLAN OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR (II) IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60") AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60.




                                     B-1-1

                  FIRST FRANKLIN MORTGAGE LOAN TRUST 2006-FFH1
                            ASSET-BACKED CERTIFICATES
                           SERIES 2006-FFH1, CLASS M-1

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2006-FFH1, Class M-1                 Original Class Certificate Principal
                                            Balance of the Class M-1
                                            Certificates as of the Closing Date:
Certificate Interest Rate: Floating         $25,852,000

Date of Pooling and Servicing Agreement     Initial Certificate Principal
and Cut-off Date: February 1, 2006          Balance: $[__]

First Distribution Date: March 27, 2006     Servicer: National City Home Loan
                                            Services, Inc.

No.                                         Trustee: Wells Fargo Bank, N.A.

CUSIP: 32027N ZM 6                          Closing Date: February 28, 2006

ISIN: US32027NZM63

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-1 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-1 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.


                                     B-1-2

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-1 Certificates on such Distribution Date pursuant to the Agreement; provided, however, that if any Class M-1 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-1 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  The Certificate Interest Rate for the Class M-1 Certificates for each Distribution Date will be the least of (i) One-Month LIBOR as of the related LIBOR Determination Date plus the Class M-1 Certificate Margin, (ii) the Maximum Rate Cap and (iii) the Pool Cap. Interest will accrue on the Class M-1 Certificates during each Interest Accrual Period at the Certificate Interest Rate.

                  This Certificate is one of a duly authorized issue of Certificates designated as First Franklin Mortgage Loan Trust 2006-FFH1, Asset-Backed Certificates, of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-1 Certificates.

                  The Class M-1 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Accounts and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  This certificate is subordinated in right of payment to the Class A Certificates as described in the Agreement referred to herein.


                                     B-1-3

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Pool Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.


                                     B-1-4

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



                                     B-1-5

                  IN WITNESS WHEREOF, the Trustee has caused this Class M-1 Certificate to be duly executed.

Dated:


                               WELLS FARGO BANK, N.A., not in its
                                   individual capacity but solely as Trustee


                               By:
                                  ----------------------------------------------
                                   Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class M-1 Certificates referred to in the within-mentioned Agreement.


                               WELLS FARGO BANK, N.A., not in its
                                   individual capacity but solely as Certificate Registrar


                               By:
                                  ----------------------------------------------
                                   Authorized Signatory
Date of authentication:



                                     B-1-6

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common              UNIF GIFT MIN ACT - Custodian
                                                                 ---------
                                                                 (Cust) (Minor)
TEN ENT -  as tenants by the entireties                          under Uniform
                                                                 Gifts to Minors
JT TEN  -  as joint tenants with right                           Act
           of survivorship and not as                            _______________
           tenants in common                                         (State)

           Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:



                                 -----------------------------------------------
                                 Signature by or on behalf of assignor



                                 -----------------------------------------------
                                 Signature Guaranteed



                                     B-1-7

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.



                                     B-1-8

                                   EXHIBIT B-2

                         [FORM OF CLASS M-2 CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS M-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

EACH PURCHASER OF A CLASS M CERTIFICATE WILL BE DEEMED TO REPRESENT AND WARRANT BY VIRTUE OF ITS ACCEPTANCE OF SUCH CERTIFICATE OR INTEREST THEREIN EITHER THAT IT (X) (I) IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW"), THE TRUSTEE OF ANY SUCH PLAN OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR (II) IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60") AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60.



                                     B-2-1

                  FIRST FRANKLIN MORTGAGE LOAN TRUST 2006-FFH1
                            ASSET-BACKED CERTIFICATES
                           SERIES 2006-FFH1, CLASS M-2

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2006-FFH1, Class M-2                 Original Class Certificate Principal
                                            Balance of the Class M-2
                                            Certificates as of the Closing Date:
Certificate Interest Rate: Floating         $21,951,000

Date of Pooling and Servicing Agreement     Initial Certificate Principal
and Cut-off Date: February 1, 2006          Balance: $[__]

First Distribution Date: March 27, 2006     Servicer: National City Home Loan
                                            Services, Inc.

No.                                         Trustee: Wells Fargo Bank, N.A.

CUSIP: 32027N ZN 4                          Closing Date: February 28, 2006

ISIN: US32027NZN47

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-2 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-2 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.


                                     B-2-2

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-2 Certificates on such Distribution Date pursuant to the Agreement; provided, however, that if any Class M-2 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-2 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  The Certificate Interest Rate for the Class M-2 Certificates for each Distribution Date will be the least of (i) One-Month LIBOR as of the related LIBOR Determination Date plus the Class M-2 Certificate Margin, (ii) the Maximum Rate Cap and (iii) the Pool Cap. Interest will accrue on the Class M-2 Certificates during each Interest Accrual Period at the Certificate Interest Rate.

                  This Certificate is one of a duly authorized issue of Certificates designated as First Franklin Mortgage Loan Trust 2006-FFH1, Asset-Backed Certificates, of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-2 Certificates.

                  The Class M-2 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Accounts and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  This certificate is subordinated in right of payment to the Class A Certificates and Class M-1 Certificates as described in the Agreement referred to herein.


                                     B-2-3

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Pool Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.


                                     B-2-4

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



                                     B-2-5

         IN WITNESS WHEREOF, the Trustee has caused this Class M-2 Certificate to be duly executed.

Dated:


                               WELLS FARGO BANK, N.A., not in its
                                   individual capacity but solely as Trustee


                               By:
                                  ----------------------------------------------
                                   Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class M-2 Certificates referred to in the within-mentioned Agreement.


                               WELLS FARGO BANK, N.A., not in its
                                   individual capacity but solely as Certificate Registrar

                               By:
                                  ----------------------------------------------
                                   Authorized Signatory

Date of authentication:



                                     B-2-6

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common              UNIF GIFT MIN ACT - Custodian
                                                                 ---------
                                                                 (Cust) (Minor)
TEN ENT -  as tenants by the entireties                          under Uniform
                                                                 Gifts to Minors
JT TEN  -  as joint tenants with right                           Act
           of survivorship and not as                            _______________
           tenants in common                                         (State)

           Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:



                                 -----------------------------------------------
                                 Signature by or on behalf of assignor



                                 -----------------------------------------------
                                 Signature Guaranteed


                                     B-2-7

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.



                                     B-2-8

                                   EXHIBIT B-3

                         [FORM OF CLASS M-3 CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M-1 AND CLASS M-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

EACH PURCHASER OF A CLASS M CERTIFICATE WILL BE DEEMED TO REPRESENT AND WARRANT BY VIRTUE OF ITS ACCEPTANCE OF SUCH CERTIFICATE OR INTEREST THEREIN EITHER THAT IT (X) (I) IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW"), THE TRUSTEE OF ANY SUCH PLAN OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR (II) IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60") AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60.




                                     B-3-1

                  FIRST FRANKLIN MORTGAGE LOAN TRUST 2006-FFH1
                            ASSET-BACKED CERTIFICATES
                           SERIES 2006-FFH1, CLASS M-3

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2006-FFH1, Class M-3                 Original Class Certificate Principal
                                            Balance of the Class M-3
                                            Certificates as of the Closing Date:
Certificate Interest Rate: Floating         $10,731,000

Date of Pooling and Servicing Agreement     Initial Certificate Principal
and Cut-off Date: February 1, 2006          Balance: $[__]

First Distribution Date: March 27, 2006     Servicer: National City Home Loan
                                            Services, Inc.

No.                                         Trustee: Wells Fargo Bank, N.A.

CUSIP: 32027N ZP 9                          Closing Date: February 28, 2006

ISIN: US32027NZP94

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-3 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-3 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.



                                     B-3-2

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-3 Certificates on such Distribution Date pursuant to the Agreement; provided, however, that if any Class M-3 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-3 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  The Certificate Interest Rate for the Class M-3 Certificates for each Distribution Date will be the least of (i) One-Month LIBOR as of the related LIBOR Determination Date plus the Class M-3 Certificate Margin, (ii) the Maximum Rate Cap and (iii) the Pool Cap. Interest will accrue on the Class M-3 Certificates during each Interest Accrual Period at the Certificate Interest Rate.

                  This Certificate is one of a duly authorized issue of Certificates designated as First Franklin Mortgage Loan Trust 2006-FFH1, Asset-Backed Certificates, of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-3 Certificates.

                  The Class M-3 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Accounts and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  This certificate is subordinated in right of payment to the Class A Certificates, Class M-1 Certificates and Class M-2 Certificates as described in the Agreement referred to herein.


                                     B-3-3

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Pool Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.


                                     B-3-4

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.





                                     B-3-5

         IN WITNESS WHEREOF, the Trustee has caused this Class M-3 Certificate to be duly executed.

Dated:


                               WELLS FARGO BANK, N.A., not in its
                                   individual capacity but solely as Trustee


                               By:
                                  ----------------------------------------------
                                   Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class M-3 Certificates referred to in the within-mentioned Agreement.


                               WELLS FARGO BANK, N.A., not in its
                                   individual capacity but solely as Certificate Registrar

                               By:
                                  ----------------------------------------------
                                   Authorized Signatory
Date of authentication:



                                     B-3-6

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common              UNIF GIFT MIN ACT - Custodian
                                                                 ---------
                                                                 (Cust) (Minor)
TEN ENT -  as tenants by the entireties                          under Uniform
                                                                 Gifts to Minors
JT TEN  -  as joint tenants with right                           Act
           of survivorship and not as                            _______________
           tenants in common                                         (State)

           Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:



                                 -----------------------------------------------
                                 Signature by or on behalf of assignor



                                 -----------------------------------------------
                                 Signature Guaranteed



                                     B-3-7

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.





                                     B-3-8

                                   EXHIBIT B-4

                         [FORM OF CLASS M-4 CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M-1, CLASS M-2 AND CLASS M-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

EACH PURCHASER OF A CLASS M CERTIFICATE WILL BE DEEMED TO REPRESENT AND WARRANT BY VIRTUE OF ITS ACCEPTANCE OF SUCH CERTIFICATE OR INTEREST THEREIN EITHER THAT IT (X) (I) IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW"), THE TRUSTEE OF ANY SUCH PLAN OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR (II) IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60") AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60.



                                     B-4-1

                  FIRST FRANKLIN MORTGAGE LOAN TRUST 2006-FFH1
                            ASSET-BACKED CERTIFICATES
                           SERIES 2006-FFH1, CLASS M-4

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2006-FFH1, Class M-4                 Original Class Certificate Principal
                                            Balance of the Class M-4
                                            Certificates as of the Closing Date:
Certificate Interest Rate: Floating         $7,804,000

Date of Pooling and Servicing Agreement     Initial Certificate Principal
and Cut-off Date: February 1, 2006          Balance: $[__]

First Distribution Date: March 27, 2006     Servicer: National City Home Loan
                                            Services, Inc.

No.                                         Trustee: Wells Fargo Bank, N.A.

CUSIP: 32027N ZQ 7                          Closing Date: February 28, 2006

ISIN: US32027NZQ77

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-4 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-4 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.


                                     B-4-2

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-4 Certificates on such Distribution Date pursuant to the Agreement; provided, however, that if any Class M-4 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-4 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  The Certificate Interest Rate for the Class M-4 Certificates for each Distribution Date will be the least of (i) One-Month LIBOR as of the related LIBOR Determination Date plus the Class M-4 Certificate Margin, (ii) the Maximum Rate Cap and (iii) the Pool Cap. Interest will accrue on the Class M-4 Certificates during each Interest Accrual Period at the Certificate Interest Rate.

                  This Certificate is one of a duly authorized issue of Certificates designated as First Franklin Mortgage Loan Trust 2006-FFH1, Asset-Backed Certificates, of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-4 Certificates.

                  The Class M-4 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Accounts and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  This certificate is subordinated in right of payment to the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates and Class M-3 Certificates as described in the Agreement referred to herein.


                                     B-4-3

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Pool Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.


                                     B-4-4

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.





                                     B-4-5

         IN WITNESS WHEREOF, the Trustee has caused this Class M-4 Certificate to be duly executed.

Dated:


                               WELLS FARGO BANK, N.A., not in its
                                   individual capacity but solely as Trustee


                               By:
                                  ----------------------------------------------
                                   Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class M-4 Certificates referred to in the within-mentioned Agreement.


                               WELLS FARGO BANK, N.A., not in its
                                   individual capacity but solely as Certificate Registrar

                               By:
                                  ----------------------------------------------
                                   Authorized Signatory
Date of authentication:



                                     B-4-6

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common              UNIF GIFT MIN ACT - Custodian
                                                                 ---------
                                                                 (Cust) (Minor)
TEN ENT -  as tenants by the entireties                          under Uniform
                                                                 Gifts to Minors
JT TEN  -  as joint tenants with right                           Act
           of survivorship and not as                            _______________
           tenants in common                                         (State)

           Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:



                                 -----------------------------------------------
                                 Signature by or on behalf of assignor



                                 -----------------------------------------------
                                 Signature Guaranteed



                                     B-4-7

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.






                                     B-4-8

                                   EXHIBIT B-5

                         [FORM OF CLASS M-5 CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M-1, CLASS M-2, CLASS M-3 AND CLASS M-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

EACH PURCHASER OF A CLASS M CERTIFICATE WILL BE DEEMED TO REPRESENT AND WARRANT BY VIRTUE OF ITS ACCEPTANCE OF SUCH CERTIFICATE OR INTEREST THEREIN EITHER THAT IT (X) (I) IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW"), THE TRUSTEE OF ANY SUCH PLAN OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR (II) IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60") AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60.




                                     B-5-1

                  FIRST FRANKLIN MORTGAGE LOAN TRUST 2006-FFH1
                            ASSET-BACKED CERTIFICATES
                           SERIES 2006-FFH1, CLASS M-5

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2006-FFH1, Class M-5                 Original Class Certificate Principal
                                            Balance of the Class M-5
                                            Certificates as of the Closing Date:
Certificate Interest Rate: Floating         $9,268,000

Date of Pooling and Servicing Agreement     Initial Certificate Principal
and Cut-off Date: February 1, 2006          Balance: $[__]

First Distribution Date: March 27, 2006     Servicer: National City Home Loan
                                            Services, Inc.

No.                                         Trustee: Wells Fargo Bank, N.A.

CUSIP: 32027N ZR 5                          Closing Date: February 28, 2006

ISIN: US32027NZR50

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-5 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-5 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.


                                     B-5-2

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-5 Certificates on such Distribution Date pursuant to the Agreement; provided, however, that if any Class M-5 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-5 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  The Certificate Interest Rate for the Class M-5 Certificates for each Distribution Date will be the least of (i) One-Month LIBOR as of the related LIBOR Determination Date plus the Class M-5 Certificate Margin, (ii) the Maximum Rate Cap and (iii) the Pool Cap. Interest will accrue on the Class M-5 Certificates during each Interest Accrual Period at the Certificate Interest Rate.

                  This Certificate is one of a duly authorized issue of Certificates designated as First Franklin Mortgage Loan Trust 2006-FFH1, Asset-Backed Certificates, of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-5 Certificates.

                  The Class M-5 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Accounts and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  This certificate is subordinated in right of payment to the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates and Class M-4 Certificates as described in the Agreement referred to herein.


                                     B-5-3

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Pool Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.


                                     B-5-4

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.





                                     B-5-5

         IN WITNESS WHEREOF, the Trustee has caused this Class M-5 Certificate to be duly executed.

Dated:


                               WELLS FARGO BANK, N.A., not in its
                                   individual capacity but solely as Trustee


                               By:
                                  ----------------------------------------------
                                   Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class M-5 Certificates referred to in the within-mentioned Agreement.


                               WELLS FARGO BANK, N.A., not in its
                                   individual capacity but solely as Certificate Registrar

                               By:
                                  ----------------------------------------------
                                   Authorized Signatory

Date of authentication:



                                     B-5-6

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common              UNIF GIFT MIN ACT - Custodian
                                                                 ---------
                                                                 (Cust) (Minor)
TEN ENT -  as tenants by the entireties                          under Uniform
                                                                 Gifts to Minors
JT TEN  -  as joint tenants with right                           Act
           of survivorship and not as                            _______________
           tenants in common                                         (State)

           Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:



                                 -----------------------------------------------
                                 Signature by or on behalf of assignor



                                 -----------------------------------------------
                                 Signature Guaranteed




                                     B-5-7

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.







                                     B-5-8

                                   EXHIBIT B-6

                         [FORM OF CLASS M-6 CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M-1, CLASS M-2, CLASS M-3, CLASS M-4 AND CLASS M-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

EACH PURCHASER OF A CLASS M CERTIFICATE WILL BE DEEMED TO REPRESENT AND WARRANT BY VIRTUE OF ITS ACCEPTANCE OF SUCH CERTIFICATE OR INTEREST THEREIN EITHER THAT IT (X) (I) IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW"), THE TRUSTEE OF ANY SUCH PLAN OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR (II) IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60") AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60.



                                     B-6-1

                  FIRST FRANKLIN MORTGAGE LOAN TRUST 2006-FFH1
                            ASSET-BACKED CERTIFICATES
                           SERIES 2006-FFH1, CLASS M-6

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2006-FFH1, Class M-6                 Original Class Certificate Principal
                                            Balance of the Class M-6
                                            Certificates as of the Closing Date:
Certificate Interest Rate: Floating         $6,829,000

Date of Pooling and Servicing Agreement     Initial Certificate Principal
and Cut-off Date: February 1, 2006          Balance: $[__]

First Distribution Date: March 27, 2006     Servicer: National City Home Loan
                                            Services, Inc.

No.                                         Trustee: Wells Fargo Bank, N.A.

CUSIP: 32027N ZS 3                          Closing Date: February 28, 2006

ISIN: US32027NZS34

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-6 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-6 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.


                                     B-6-2

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-6 Certificates on such Distribution Date pursuant to the Agreement; provided, however, that if any Class M-6 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-6 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  The Certificate Interest Rate for the Class M-6 Certificates for each Distribution Date will be the least of (i) One-Month LIBOR as of the related LIBOR Determination Date plus the Class M-6 Certificate Margin, (ii) the Maximum Rate Cap and (iii) the Pool Cap. Interest will accrue on the Class M-6 Certificates during each Interest Accrual Period at the Certificate Interest Rate.

                  This Certificate is one of a duly authorized issue of Certificates designated as First Franklin Mortgage Loan Trust 2006-FFH1, Asset-Backed Certificates, of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-6 Certificates.

                  The Class M-6 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Accounts and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  This certificate is subordinated in right of payment to the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates and Class M-5 Certificates as described in the Agreement referred to herein.


                                     B-6-3

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Pool Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

                                     B-6-4

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.






                                     B-6-5

         IN WITNESS WHEREOF, the Trustee has caused this Class M-6 Certificate to be duly executed.

Dated:


                               WELLS FARGO BANK, N.A., not in its
                                   individual capacity but solely as Trustee


                               By:
                                  ----------------------------------------------
                                   Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class M-6 Certificates referred to in the within-mentioned Agreement.


                               WELLS FARGO BANK, N.A., not in its
                                   individual capacity but solely as Certificate Registrar

                               By:
                                  ----------------------------------------------
                                   Authorized Signatory
Date of authentication:



                                     B-6-6

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common              UNIF GIFT MIN ACT - Custodian
                                                                 ---------
                                                                 (Cust) (Minor)
TEN ENT -  as tenants by the entireties                          under Uniform
                                                                 Gifts to Minors
JT TEN  -  as joint tenants with right                           Act
           of survivorship and not as                            _______________
           tenants in common                                         (State)

           Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:



                                 -----------------------------------------------
                                 Signature by or on behalf of assignor



                                 -----------------------------------------------
                                 Signature Guaranteed



                                     B-6-7

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.






                                     B-6-8

                                   EXHIBIT B-7

                         [FORM OF CLASS M-7 CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M-1, CLASS M-2, CLASS M-3, CLASS M-4, CLASS M-5 AND CLASS M-6 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

EACH PURCHASER OF A CLASS M CERTIFICATE WILL BE DEEMED TO REPRESENT AND WARRANT BY VIRTUE OF ITS ACCEPTANCE OF SUCH CERTIFICATE OR INTEREST THEREIN EITHER THAT IT (X) (I) IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW"), THE TRUSTEE OF ANY SUCH PLAN OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR (II) IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60") AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60.



                                     B-7-1

                  FIRST FRANKLIN MORTGAGE LOAN TRUST 2006-FFH1
                            ASSET-BACKED CERTIFICATES
                           SERIES 2006-FFH1, CLASS M-7

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2006-FFH1, Class M-7                 Original Class Certificate Principal
                                            Balance of the Class M-7
                                            Certificates as of the Closing Date:
Certificate Interest Rate: Floating         $10,000,000

Date of Pooling and Servicing Agreement     Initial Certificate Principal
and Cut-off Date: February 1, 2006          Balance: $[__]

First Distribution Date: March 27, 2006     Servicer: National City Home Loan
                                            Services, Inc.

No.                                         Trustee: Wells Fargo Bank, N.A.

CUSIP: 32027N ZT 1                          Closing Date: February 28, 2006

ISIN: US32027NZT17

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-7 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-7 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                     B-7-2

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-7 Certificates on such Distribution Date pursuant to the Agreement; provided, however, that if any Class M-7 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-7 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  The Certificate Interest Rate for the Class M-7 Certificates for each Distribution Date will be the least of (i) One-Month LIBOR as of the related LIBOR Determination Date plus the Class M-7 Certificate Margin, (ii) the Maximum Rate Cap and (iii) the Pool Cap. Interest will accrue on the Class M-7 Certificates during each Interest Accrual Period at the Certificate Interest Rate.

                  This Certificate is one of a duly authorized issue of Certificates designated as First Franklin Mortgage Loan Trust 2006-FFH1, Asset-Backed Certificates, of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-7 Certificates.

                  The Class M-7 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Accounts and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  This certificate is subordinated in right of payment to the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates and Class M-6 Certificates as described in the Agreement referred to herein.


                                     B-7-3

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Pool Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.


                                     B-7-4

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.





                                     B-7-5

         IN WITNESS WHEREOF, the Trustee has caused this Class M-7 Certificate to be duly executed.

Dated:


                               WELLS FARGO BANK, N.A., not in its
                                   individual capacity but solely as Trustee


                               By:
                                  ----------------------------------------------
                                   Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class M-7 Certificates referred to in the within-mentioned Agreement.


                               WELLS FARGO BANK, N.A., not in its
                                   individual capacity but solely as Certificate Registrar

                               By:
                                  ----------------------------------------------
                                   Authorized Signatory

Date of authentication:



                                     B-7-6

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common              UNIF GIFT MIN ACT - Custodian
                                                                 ---------
                                                                 (Cust) (Minor)
TEN ENT -  as tenants by the entireties                          under Uniform
                                                                 Gifts to Minors
JT TEN  -  as joint tenants with right                           Act
           of survivorship and not as                            _______________
           tenants in common                                         (State)

           Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:



                                 -----------------------------------------------
                                 Signature by or on behalf of assignor



                                 -----------------------------------------------
                                 Signature Guaranteed





                                     B-7-7

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.






                                     B-7-8

                                   EXHIBIT B-8

                         [FORM OF CLASS M-8 CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M-1, CLASS M-2, CLASS M-3, CLASS M-4, CLASS M-5, CLASS M-6 AND CLASS M-7 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

EACH PURCHASER OF A CLASS M CERTIFICATE WILL BE DEEMED TO REPRESENT AND WARRANT BY VIRTUE OF ITS ACCEPTANCE OF SUCH CERTIFICATE OR INTEREST THEREIN EITHER THAT IT (X) (I) IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW"), THE TRUSTEE OF ANY SUCH PLAN OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR (II) IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60") AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60.



                                     B-8-1

                  FIRST FRANKLIN MORTGAGE LOAN TRUST 2006-FFH1
                            ASSET-BACKED CERTIFICATES
                           SERIES 2006-FFH1, CLASS M-8

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2006-FFH1, Class M-8                 Original Class Certificate Principal
                                            Balance of the Class M-8
                                            Certificates as of the Closing Date:
Certificate Interest Rate: Floating         $8,048,000

Date of Pooling and Servicing Agreement     Initial Certificate Principal
and Cut-off Date: February 1, 2006          Balance: $[__]

First Distribution Date: March 27, 2006     Servicer: National City Home Loan
                                            Services, Inc.

No.                                         Trustee: Wells Fargo Bank, N.A.

CUSIP: 32027N ZU 8                          Closing Date: February 28, 2006

ISIN: US32027NZU89

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-8 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-8 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.


                                     B-8-2

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-8 Certificates on such Distribution Date pursuant to the Agreement; provided, however, that if any Class M-8 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-8 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  The Certificate Interest Rate for the Class M-8 Certificates for each Distribution Date will be the least of (i) One-Month LIBOR as of the related LIBOR Determination Date plus the Class M-8 Certificate Margin, (ii) the Maximum Rate Cap and (iii) the Pool Cap. Interest will accrue on the Class M-8 Certificates during each Interest Accrual Period at the Certificate Interest Rate.

                  This Certificate is one of a duly authorized issue of Certificates designated as First Franklin Mortgage Loan Trust 2006-FFH1, Asset-Backed Certificates, of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-8 Certificates.

                  The Class M-8 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Accounts and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  This certificate is subordinated in right of payment to the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates and Class M-7 Certificates as described in the Agreement referred to herein.


                                     B-8-3

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Pool Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.


                                     B-8-4

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.





                                     B-8-5

                  IN WITNESS WHEREOF, the Trustee has caused this Class M-8 Certificate to be duly executed.

Dated:


                               WELLS FARGO BANK, N.A., not in its
                                   individual capacity but solely as Trustee


                               By:
                                  ----------------------------------------------
                                   Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class M-8 Certificates referred to in the within-mentioned Agreement.


                               WELLS FARGO BANK, N.A., not in its
                                   individual capacity but solely as Certificate Registrar

                               By:
                                  ----------------------------------------------
                                   Authorized Signatory

Date of authentication:



                                     B-8-6

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common              UNIF GIFT MIN ACT - Custodian
                                                                 ---------
                                                                 (Cust) (Minor)
TEN ENT -  as tenants by the entireties                          under Uniform
                                                                 Gifts to Minors
JT TEN  -  as joint tenants with right                           Act
           of survivorship and not as                            _______________
           tenants in common                                         (State)

           Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:



                                 -----------------------------------------------
                                 Signature by or on behalf of assignor



                                 -----------------------------------------------
                                 Signature Guaranteed




                                     B-8-7

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.




                                     B-8-8

                                   EXHIBIT B-9

                         [FORM OF CLASS M-9 CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M-1, CLASS M-2, CLASS M-3, CLASS M-4, CLASS M-5, CLASS M-6, CLASS M-7 AND CLASS M-8 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

EACH PURCHASER OF A CLASS M CERTIFICATE WILL BE DEEMED TO REPRESENT AND WARRANT BY VIRTUE OF ITS ACCEPTANCE OF SUCH CERTIFICATE OR INTEREST THEREIN EITHER THAT IT (X) (I) IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW"), THE TRUSTEE OF ANY SUCH PLAN OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR (II) IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60") AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60.




                                     B-9-1

                  FIRST FRANKLIN MORTGAGE LOAN TRUST 2006-FFH1
                            ASSET-BACKED CERTIFICATES
                           SERIES 2006-FFH1, CLASS M-9

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2006-FFH1, Class M-9                 Original Class Certificate Principal
                                            Balance of the Class M-9
                                            Certificates as of the Closing Date:
Certificate Interest Rate: Floating         $5,609,000

Date of Pooling and Servicing Agreement     Initial Certificate Principal
and Cut-off Date: February 1, 2006          Balance: $[__]

First Distribution Date: March 27, 2006     Servicer: National City Home Loan
                                            Services, Inc.

No.                                         Trustee: Wells Fargo Bank, N.A.

CUSIP: 32027N ZV 6                          Closing Date: February 28, 2006

ISIN:  US32027NZV62

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-9 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-9 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.


                                     B-9-2

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-9 Certificates on such Distribution Date pursuant to the Agreement; provided, however, that if any Class M-9 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-9 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  The Certificate Interest Rate for the Class M-9 Certificates for each Distribution Date will be the least of (i) One-Month LIBOR as of the related LIBOR Determination Date plus the Class M-9 Certificate Margin, (ii) the Maximum Rate Cap and (iii) the Pool Cap. Interest will accrue on the Class M-9 Certificates during each Interest Accrual Period at the Certificate Interest Rate.

                  This Certificate is one of a duly authorized issue of Certificates designated as First Franklin Mortgage Loan Trust 2006-FFH1, Asset-Backed Certificates, of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-9 Certificates.

                  The Class M-9 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Accounts and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  This certificate is subordinated in right of payment to the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates and Class M-8 Certificates as described in the Agreement referred to herein.

                                     B-9-3

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Pool Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.


                                     B-9-4

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



                                     B-9-5

                  IN WITNESS WHEREOF, the Trustee has caused this Class M-9 Certificate to be duly executed.

Dated:


                               WELLS FARGO BANK, N.A., not in its
                                   individual capacity but solely as Trustee


                               By:
                                  ----------------------------------------------
                                   Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class M-9 Certificates referred to in the within-mentioned Agreement.


                               WELLS FARGO BANK, N.A., not in its
                                   individual capacity but solely as Certificate Registrar

                               By:
                                  ----------------------------------------------
                                   Authorized Signatory
Date of authentication:



                                     B-9-6

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common              UNIF GIFT MIN ACT - Custodian
                                                                 ---------
                                                                 (Cust) (Minor)
TEN ENT -  as tenants by the entireties                          under Uniform
                                                                 Gifts to Minors
JT TEN  -  as joint tenants with right                           Act
           of survivorship and not as                            _______________
           tenants in common                                         (State)

           Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:



                                 -----------------------------------------------
                                 Signature by or on behalf of assignor



                                 -----------------------------------------------
                                 Signature Guaranteed




                                     B-9-7

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.



                                     B-9-8

                                  EXHIBIT B-10

                        [FORM OF CLASS M-10 CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M-1, CLASS M-2, CLASS M-3, CLASS M-4, CLASS M-5, CLASS M-6, CLASS M-7, CLASS M-8 AND CLASS M-9 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

EACH PURCHASER OF A CLASS M CERTIFICATE WILL BE DEEMED TO REPRESENT AND WARRANT BY VIRTUE OF ITS ACCEPTANCE OF SUCH CERTIFICATE OR INTEREST THEREIN EITHER THAT IT (X) (I) IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW"), THE TRUSTEE OF ANY SUCH PLAN OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR (II) IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60") AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60.




                                     B-10-1

                  FIRST FRANKLIN MORTGAGE LOAN TRUST 2006-FFH1
                            ASSET-BACKED CERTIFICATES
                          SERIES 2006-FFH1, CLASS M-10

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2006-FFH1, Class M-10                Original Class Certificate Principal
                                            Balance of the Class M-10
                                            Certificates as of the Closing Date:
Certificate Interest Rate: Floating         $8,293,000

Date of Pooling and Servicing Agreement     Initial Certificate Principal
and Cut-off Date: February 1, 2006          Balance: $[__]

First Distribution Date: March 27, 2006     Servicer: National City Home Loan
                                            Services, Inc.

No.                                         Trustee: Wells Fargo Bank, N.A.

CUSIP: 32027N ZW 4                          Closing Date: February 28, 2006

ISIN: US32027NZW46

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-10 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-10 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                     B-10-2

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-10 Certificates on such Distribution Date pursuant to the Agreement; provided, however, that if any Class M-10 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-10 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  The Certificate Interest Rate for the Class M-10 Certificates for each Distribution Date will be the least of (i) One-Month LIBOR as of the related LIBOR Determination Date plus the Class M-10 Certificate Margin, (ii) the Maximum Rate Cap and (iii) the Pool Cap. Interest will accrue on the Class M-10 Certificates during each Interest Accrual Period at the Certificate Interest Rate.

                  This Certificate is one of a duly authorized issue of Certificates designated as First Franklin Mortgage Loan Trust 2006-FFH1, Asset-Backed Certificates, of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class M-10 Certificates.

                  The Class M-10 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Accounts and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  This certificate is subordinated in right of payment to the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates and Class M-9 Certificates as described in the Agreement referred to herein.


                                     B-10-3

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Pool Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.


                                     B-10-4

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



                                     B-10-5

                  IN WITNESS WHEREOF, the Trustee has caused this Class M-10 Certificate to be duly executed.

Dated:


                               WELLS FARGO BANK, N.A., not in its
                                   individual capacity but solely as Trustee


                               By:
                                  ----------------------------------------------
                                   Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class M-10 Certificates referred to in the within-mentioned Agreement.


                               WELLS FARGO BANK, N.A., not in its
                                   individual capacity but solely as Certificate Registrar

                               By:
                                  ----------------------------------------------
                                   Authorized Signatory
Date of authentication:



                                     B-10-6

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common              UNIF GIFT MIN ACT - Custodian
                                                                 ---------
                                                                 (Cust) (Minor)
TEN ENT -  as tenants by the entireties                          under Uniform
                                                                 Gifts to Minors
JT TEN  -  as joint tenants with right                           Act
           of survivorship and not as                            _______________
           tenants in common                                         (State)

           Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________
Dated:



                                 -----------------------------------------------
                                 Signature by or on behalf of assignor



                                 -----------------------------------------------
                                 Signature Guaranteed


                                     B-10-7

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.



                                     B-10-8

                                   EXHIBIT C-1

                         [FORM OF CLASS CE CERTIFICATES]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A DIRECT OR INDIRECT BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

THIS CLASS CE CERTIFICATE IS SUBORDINATE TO THE OFFERED CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CLASS CE CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CLASS CE CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED,
SECTION 4975 OF THE CODE OR ANY MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW OR A PERSON ACTING ON BEHALF OF SUCH PLAN OR ARRANGEMENT OR USING THE ASSETS OF ANY SUCH PLAN OR ARRANGEMENT WILL BE REGISTERED EXCEPT AS PROVIDED IN THE POOLING AND SERVICING AGREEMENT.



                                     C-1-1

                  FIRST FRANKLIN MORTGAGE LOAN TRUST 2006-FFH1
                            ASSET-BACKED CERTIFICATES
                           SERIES 2006-FFH1, CLASS CE

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2006-FFH1, Class CE                  Servicer: National City Home Loan
                                            Services, Inc.

Date of Pooling and Servicing Agreement
and Cut-off Date: February 1, 2006          Trustee: Wells Fargo Bank, N.A.

First Distribution Date: March 27, 2006     Closing Date: February 28, 2006

No.

Percentage Interest: 100%

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that __________________________________ is the registered owner of a Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class CE Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the "Record Date"), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class CE Certificates on such Distribution Date pursuant to the Agreement.


                                     C-1-2

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class CE Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates designated as First Franklin Mortgage Loan Trust 2006-FFH1, Asset-Backed Certificates, of the Series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof.

                  The Class CE Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Accounts and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.


                                     C-1-3

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, the Certificate Registrar shall require, in order to assure compliance with such laws, either (i) that the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar the facts surrounding the transfer, or (ii) unless such transfer is made in reliance upon Rule 144A under the 1933 Act, that the Depositor and the Certificate Registrar receive an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such. None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and any Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of a Certificate or any interest therein may be made to an employee benefit plan or arrangement subject to ERISA, Section 4975 of the Code or any materially similar provisions of applicable federal, state or local law (collectively, "Plans") or any person who is directly or indirectly purchasing the Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan except as provided in the Pooling and Servicing Agreement.

                  No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Pool Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.


                                     C-1-4

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assume no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



                                     C-1-5

                  IN WITNESS WHEREOF, the Trustee has caused this Class CE Certificate to be duly executed.

Dated:


                               WELLS FARGO BANK, N.A., not in its
                                   individual capacity but solely as Trustee


                               By:
                                  ----------------------------------------------
                                   Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class CE Certificates referred to in the within-mentioned Agreement.

Dated:


                               WELLS FARGO BANK, N.A., not in its
                                   individual capacity but solely as Certificate Registrar

                               By:
                                  ----------------------------------------------
                                   Authorized Signatory



                                     C-1-6

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common              UNIF GIFT MIN ACT - Custodian
                                                                 ---------
                                                                 (Cust) (Minor)
TEN ENT -  as tenants by the entireties                          under Uniform
                                                                 Gifts to Minors
JT TEN  -  as joint tenants with right                           Act
           of survivorship and not as                            _______________
           tenants in common                                         (State)

           Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:



                                 -----------------------------------------------
                                 Signature by or on behalf of assignor



                                 -----------------------------------------------
                                 Signature Guaranteed


                                     C-1-7

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.



                                     C-1-8

                                   EXHIBIT C-2

                          [FORM OF CLASS P CERTIFICATE]

THIS CLASS P CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED,
SECTION 4975 OF THE CODE OR ANY MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT OR USING THE ASSETS OF ANY SUCH PLAN OR ARRANGEMENT WILL BE REGISTERED EXCEPT AS PROVIDED IN THE POOLING AND SERVICING AGREEMENT.



                                     C-2-1

                  FIRST FRANKLIN MORTGAGE LOAN TRUST 2006-FFH1
                            ASSET-BACKED CERTIFICATES
                            SERIES 2006-FFH1, CLASS P

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2006-FFH1, Class P                   Original Class Certificate Principal
                                            Balance of the Class P
                                            Certificates as of the Closing Date:
Date of Pooling and Servicing Agreement     $100
and Cut-off Date: February 1, 2006
                                            Initial Certificate Principal
                                            Balance:  $100
First Distribution Date:  March 27, 2006
                                            Servicer: National City Home Loan
No.                                         Services, Inc.

                                            Trustee: Wells Fargo Bank, N.A.

                                            Closing Date: February 28, 2006

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that __________________________________ is the registered owner of a Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class P Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the "Record Date"), from Prepayment Charges, Originator Prepayment Charge Payment Amounts and Servicer Prepayment Charge Payment Amounts in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class P Certificates on such Distribution Date pursuant to the Agreement.

                                     C-2-2

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class P Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates designated as First Franklin Mortgage Loan Trust 2006-FFH1, Asset-Backed Certificates, of the Series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof.

                  The Class P Certificates are limited in right of payment to Prepayment Charges received on the Mortgage Loans, Originator Prepayment Charge Payment Amounts and Servicer Prepayment Charge Payment Amounts, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Accounts and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.


                                     C-2-3

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, the Certificate Registrar shall require, in order to assure compliance with such laws, either (i) that the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar the facts surrounding the transfer, or (ii) unless such transfer is made in reliance upon Rule 144A under the 1933 Act, that the Depositor and the Certificate Registrar receive an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such. None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and any Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of a Certificate or any interest therein may be made to an employee benefit plan or arrangement subject to ERISA, Section 4975 of the Code or any materially similar provisions of applicable federal, state or local law (collectively, "Plans") or any person who is directly or indirectly purchasing the Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, except as provided in the Pooling and Servicing Agreement.

                  No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

                                     C-2-4

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Pool Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.




                                     C-2-5

                  IN WITNESS WHEREOF, the Trustee has caused this Class P Certificate to be duly executed.

Dated:


                               WELLS FARGO BANK, N.A., not in its
                                   individual capacity but solely as Trustee


                               By:
                                  ----------------------------------------------
                                   Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class P Certificates referred to in the within-mentioned Agreement.

Dated:


                               WELLS FARGO BANK, N.A., not in its
                                   individual capacity but solely as Certificate Registrar

                               By:
                                  ----------------------------------------------
                                   Authorized Signatory



                                     C-2-6

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common              UNIF GIFT MIN ACT - Custodian
                                                                 ---------
                                                                 (Cust) (Minor)
TEN ENT -  as tenants by the entireties                          under Uniform
                                                                 Gifts to Minors
JT TEN  -  as joint tenants with right                           Act
           of survivorship and not as                            _______________
           tenants in common                                         (State)

           Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:



                                 -----------------------------------------------
                                 Signature by or on behalf of assignor



                                 -----------------------------------------------
                                 Signature Guaranteed




                                     C-2-7

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.




                                     C-2-8

                                   EXHIBIT C-3

                          [FORM OF CLASS R CERTIFICATE]

THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE "RESIDUAL INTEREST" IN THREE SEPARATE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS R CERTIFICATE IS SUBORDINATE TO THE OFFERED CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CLASS R CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CLASS R CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED,
SECTION 4975 OF THE CODE OR ANY MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT OR USING THE ASSETS OF ANY SUCH PLAN OR ARRANGEMENT WILL BE REGISTERED.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (1) AN AFFIDAVIT TO THE CERTIFICATE REGISTRAR THAT SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(D) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CLASS R CERTIFICATE.


                                     C-3-1

                  FIRST FRANKLIN MORTGAGE LOAN TRUST 2006-FFH1
                            ASSET-BACKED CERTIFICATES
                            SERIES 2006-FFH1, CLASS R

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first lien mortgage loans formed and sold by

                        ASSET BACKED FUNDING CORPORATION

Series 2006-FFH1, Class R                   Servicer: National City Home Loan
                                            Services, Inc.

Date of Pooling and Servicing Agreement
and Cut-off Date: February 1, 2006          Trustee: Wells Fargo Bank, N.A.

First Distribution Date: March 27, 2006     Closing Date: February 28, 2006

No.

Percentage Interest: 100%

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that _______________________ is the registered owner of 100% Percentage Interest in that certain beneficial ownership interest evidenced by the Class R Certificate in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Asset Backed Funding Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the "Record Date"), from funds in the Distribution Account in the amount required to be distributed to the Holder of Class R Certificate on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class R Certificate, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                                     C-3-2

                  This Certificate is one of a duly authorized issue of Certificates designated as First Franklin Mortgage Loan Trust 2006-FFH1, Asset-Backed Certificates, of the Series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest specified on the face hereof.

                  The Class R Certificate is limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Accounts and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.



                                     C-3-3

                  No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, the Certificate Registrar shall require, in order to assure compliance with such laws, either (i) that the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar the facts surrounding the transfer, or (ii) unless such transfer is made in reliance upon Rule 144A under the 1933 Act, that the Depositor and the Certificate Registrar receive an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such. None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and any Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Certificate or any interest therein may be made to an employee benefit plan or arrangement subject to ERISA, Section 4975 of the Code or any materially similar provisions of applicable federal, state or local law (collectively, "Plans") or any person who is directly or indirectly purchasing the Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

                  The Holder of this Certificate, by its acceptance hereof, shall be deemed for all purposes to have consented to the provisions of Section
5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause the Trust to cease to qualify as three separate REMICs or cause the imposition of a tax upon the Trust.

                  No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.


                                     C-3-4

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Pool Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



                                     C-3-5

                  IN WITNESS WHEREOF, the Trustee has caused this Class R Certificate to be duly executed.

Dated:


                               WELLS FARGO BANK, N.A., not in its
                                   individual capacity but solely as Trustee


                               By:
                                  ----------------------------------------------
                                   Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

                  This is the one of the Class R Certificate referred to in the within-mentioned Agreement.

Dated:


                               WELLS FARGO BANK, N.A., not in its
                                   individual capacity but solely as Certificate Registrar

                               By:
                                  ----------------------------------------------
                                   Authorized Signatory



                                     C-3-6

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common              UNIF GIFT MIN ACT - Custodian
                                                                 ---------
                                                                 (Cust) (Minor)
TEN ENT -  as tenants by the entireties                          under Uniform
                                                                 Gifts to Minors
JT TEN  -  as joint tenants with right                           Act
           of survivorship and not as                            _______________
           tenants in common                                         (State)

           Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) _____________________________________________
a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:



                                 -----------------------------------------------
                                 Signature by or on behalf of assignor



                                 -----------------------------------------------
                                 Signature Guaranteed




                                     C-3-7

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of _______________________________, account number ____________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to ______________________________________
This information is provided by _______________________________________________, the assignee named above, or ________________________________________, as its agent.





                                     C-3-8

                                                                       EXHIBIT D

                             MORTGAGE LOAN SCHEDULE

FFMLT 2006-FFH1
CLOSE DATE 02/28/2006
LOAN SCHEDULE

Collateral ID      Pool  State Loan Amount    PI       Rate  Closedate   Firstdue    Maturity   Casenum  Group        Trust Number
34836502           FFFC  ME     158,500.00   1,139.22 8.625  07/22/2005  09/01/2005  08/01/2035          FFFC122905   FFMLT2006-FFH1
34836841           FFFC  MA     324,000.00   2,377.40 8.000  09/01/2005  10/01/2005  09/01/2035          FFFC122905   FFMLT2006-FFH1
35780584           FFFC  GA     106,557.00     745.07 7.500  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000272942         FFFC  AR      45,000.00     337.46 8.999  11/02/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000309041         FFFC  CA     490,000.00   3,384.31 7.375  04/07/2005  06/01/2005  05/01/2035          FFFC122905   FFMLT2006-FFH1
4000314678         FFFC  AL      85,300.00     671.06 8.750  04/14/2005  06/01/2005  05/01/2035          FFFC122905   FFMLT2006-FFH1
4000329819         FFFC  PA      82,500.00     678.71 9.250  05/06/2005  07/01/2005  06/01/2035          FFFC122905   FFMLT2006-FFH1
4000349889         FFFC  AR      98,900.00     731.45 8.875  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000355852         FFFC  TN     151,000.00   1,121.17 8.125  06/06/2005  08/01/2005  07/01/2035          FFFC122905   FFMLT2006-FFH1
4000387575         FFFC  IL     270,576.00   1,961.86 7.875  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000391527         FFFC  MI     154,000.00   1,235.21 9.625  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000392185         FFFC  AR      54,000.00     382.21 7.625  07/15/2005  09/01/2005  08/01/2035          FFFC122905   FFMLT2006-FFH1
4000404399         FFFC  TN     239,000.00   1,650.71 7.375  07/12/2005  09/01/2005  08/01/2035          FFFC122905   FFMLT2006-FFH1
4000406788         FFFC  NM      56,000.00     406.04 7.875  10/21/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000407232         FFFC  CA     567,050.00   3,779.86 7.999  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000420049         FFFC  NY      80,000.00     629.36 8.750  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000423818         FFFC  MD     249,900.00   2,010.57 8.999  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000427973         FFFC  MI     252,850.00   1,659.33 7.875  10/13/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000431297         FFFC  CA     820,000.00   4,954.17 7.250  07/28/2005  10/01/2005  09/01/2035          FFFC112905B  FFMLT2006-FFH1
4000434939         FFFC  IN      67,000.00     533.08 8.875  08/03/2005  10/01/2005  09/01/2035          FFFC122905   FFMLT2006-FFH1
4000442292         FFFC  MN      40,000.00     279.17 8.375  09/30/2005  11/01/2005  10/01/2035          FFFC112905B  FFMLT2006-FFH1
4000443719         FFFC  IL     213,000.00   1,471.14 7.375  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000444404         FFFC  IL     465,888.00   3,202.98 8.250  10/18/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000446268         FFFC  GA     136,565.00   1,050.07 8.500  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000447274         FFFC  AR     221,000.00   1,488.92 7.125  12/28/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000451078         FFFC  KY      52,400.00     421.62 9.000  09/16/2005  11/01/2005  10/01/2035          FFFC122905   FFMLT2006-FFH1
4000452627         FFFC  IN      92,000.00     748.54 9.125  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000457034         FFFC  MA     600,000.00   4,250.00 8.500  09/12/2005  11/01/2005  10/01/2035          FFFC112905B  FFMLT2006-FFH1
4000457459         FFFC  OR      75,000.00     523.44 8.375  10/17/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000461264         FFFC  GA      83,800.00     629.56 8.250  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000463187         FFFC  OH      67,900.00     583.37 9.750  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000466421         FFFC  WV      98,000.00     850.98 9.875  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000473956         FFFC  PA      75,000.00     570.05 8.375  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000474728         FFFC  OR     255,300.00   1,622.22 7.625  10/12/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000476463         FFFC  MD     570,000.00   4,132.90 7.875  08/31/2005  10/01/2005  09/01/2035          FFFC122905   FFMLT2006-FFH1
4000476751         FFFC  FL     267,800.00   1,872.50 7.500  08/31/2005  10/01/2005  09/01/2035          FFFC122905   FFMLT2006-FFH1
4000476792         FFFC  NY      54,000.00     449.14 9.375  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000477309         FFFC  PA      47,850.00     397.99 9.375  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000478504         FFFC  MO      42,000.00     349.33 9.375  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000479130         FFFC  NY      66,000.00     567.04 9.750  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000480261         FFFC  NY      78,450.00     603.21 8.500  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000481730         FFFC  IL     390,000.00   3,068.13 8.750  08/26/2005  10/01/2005  09/01/2035          FFFC112905B  FFMLT2006-FFH1
4000482213         FFFC  OH     140,250.00     993.44 8.500  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000482227         FFFC  NC      77,000.00     592.06 8.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000483013         FFFC  TX      66,000.00     513.34 8.625  12/01/2005  12/01/2005  11/01/2035          FFFC013106   FFMLT2006-FFH1
4000483507         FFFC  GA      95,000.00     738.90 8.625  10/21/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000483743         FFFC  OH     108,700.00     781.28 8.625  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000484449         FFFC  GA     365,000.00   3,002.77 9.250  10/14/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000484543         FFFC  NJ     865,000.00   4,955.73 6.875  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000486043         FFFC  OR     225,000.00   1,631.41 7.875  10/21/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000486112         FFFC  CA     274,000.00   1,940.83 8.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000487144         FFFC  IN     104,000.00     745.07 7.750  10/21/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000487255         FFFC  TN     131,900.00   1,037.66 8.750  10/07/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000487663         FFFC  GA     150,500.00   1,157.21 8.500  10/25/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000489284         FFFC  AR      68,500.00     435.26 7.625  09/23/2005  11/01/2005  10/01/2035          FFFC122905   FFMLT2006-FFH1
4000489535         FFFC  KY     289,900.00   2,203.45 8.375  09/09/2005  11/01/2005  10/01/2035          FFFC122905   FFMLT2006-FFH1
4000489909         FFFC  IL     157,700.00   1,102.66 7.500  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000490146         FFFC  NC     252,000.00   1,871.09 8.125  10/26/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000490216         FFFC  WV      64,000.00     475.20 8.125  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000490337         FFFC  NC      68,000.00     541.04 8.875  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000493320         FFFC  OH      72,500.00     513.15 7.625  09/14/2005  11/01/2005  10/01/2035          FFFC122905   FFMLT2006-FFH1
4000493330         FFFC  MI     169,000.00   1,359.69 8.999  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000494228         FFFC  NY      99,500.00     791.67 8.875  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000494688         FFFC  OH      38,054.00     272.62 7.750  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000495153         FFFC  SD      85,000.00     608.95 7.750  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000495390         FFFC  AZ     239,950.00   1,774.63 8.875  10/22/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000495902         FFFC  NY      48,000.00     412.39 9.750  10/31/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000496223         FFFC  NY      45,011.00     314.72 7.500  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000497324         FFFC  IA      76,500.00     615.54 9.000  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000497620         FFFC  FL     229,000.00   1,502.81 7.875  10/20/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000497656         FFFC  TX     109,500.00     803.47 8.000  09/30/2005  11/01/2005  10/01/2035          FFFC112905B  FFMLT2006-FFH1
4000497789         FFFC  TN     114,750.00     812.19 7.625  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000498020         FFFC  MI     127,500.00     783.59 7.375  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000498247         FFFC  IL      29,500.00     248.05 9.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000498451         FFFC  IN     200,000.00   1,467.53 8.000  09/26/2005  11/01/2005  10/01/2035          FFFC122905   FFMLT2006-FFH1
4000498687         FFFC  SC     102,500.00     752.04 7.999  10/27/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000498921         FFFC  NY      47,500.00     365.23 8.500  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000499261         FFFC  OH     106,900.00     775.10 7.875  11/01/2005  01/01/2006  12/01/2035          FFFC112905A  FFMLT2006-FFH1
4000499550         FFFC  OH      61,400.00     445.19 7.875  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000499918         FFFC  NY     107,000.00     870.59 9.125  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000500374         FFFC  IL     190,000.00   1,306.25 8.250  12/07/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000501072         FFFC  IL     167,000.00   1,182.02 7.625  09/28/2005  11/01/2005  10/01/2035          FFFC122905   FFMLT2006-FFH1
4000501381         FFFC  IA      72,700.00     546.17 8.250  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000501437         FFFC  PA     172,250.00     843.31 5.875  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000501626         FFFC  NY     254,900.00   1,959.96 8.500  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000501738         FFFC  AR      93,500.00     686.00 7.999  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000502382         FFFC  IN     114,000.00     826.58 7.875  09/26/2005  11/01/2005  10/01/2035          FFFC122905   FFMLT2006-FFH1
4000502779         FFFC  TN      64,000.00     480.81 8.250  09/28/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000502850         FFFC  MI      97,000.00     653.51 7.125  10/05/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000502961         FFFC  AZ     225,000.00   1,770.08 8.750  10/27/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000503061         FFFC  NC      74,550.00     640.50 9.750  10/24/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000503251         FFFC  MN     235,800.00   1,373.54 6.990  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000503349         FFFC  IL     153,000.00   1,096.11 7.750  10/26/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000503351         FFFC  IL     202,222.00   1,483.83 8.000  09/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000503405         FFFC  CA     473,821.00   3,435.53 7.875  09/20/2005  11/01/2005  10/01/2035          FFFC122905   FFMLT2006-FFH1
4000503506         FFFC  IL     154,275.00   1,269.55 9.875  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000503772         FFFC  WI     151,000.00   1,147.71 8.375  10/24/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000504695         FFFC  AR      98,000.00     796.25 9.750  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000504892         FFFC  OH      58,000.00     410.83 8.500  10/24/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000504905         FFFC  IN     107,000.00     729.93 7.250  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000505525         FFFC  AR      50,000.00     393.35 8.750  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000505791         FFFC  OR     174,900.00   1,129.56 7.750  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000506048         FFFC  NY      68,900.00     535.90 8.625  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000506304         FFFC  MS      40,000.00     311.12 8.625  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000506397         FFFC  NY      49,900.00     433.31 9.875  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000506736         FFFC  OH     244,150.00   1,920.73 8.750  09/27/2005  11/01/2005  10/01/2035          FFFC112905B  FFMLT2006-FFH1
4000506795         FFFC  IL     205,000.00   1,486.39 7.875  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000506874         FFFC  TX     158,000.00   1,314.16 9.375  10/31/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000506953         FFFC  NV     229,000.00   1,765.21 9.250  10/24/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000507047         FFFC  NY      78,440.00     589.29 8.250  10/06/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000507150         FFFC  WI     255,000.00   1,696.52 7.000  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000507499         FFFC  OH      52,000.00     386.10 8.125  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000508213         FFFC  NJ     328,000.00   2,404.46 7.990  10/21/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000508392         FFFC  IL     270,000.00   2,124.09 8.750  10/05/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000508719         FFFC  MI     105,000.00     678.13 7.750  11/01/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000508771         FFFC  KY      32,000.00     292.72 10.500 10/21/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000508954         FFFC  IL     176,000.00   1,680.93 7.990  10/24/2005  12/01/2005  11/01/2020          FFFC112905A  FFMLT2006-FFH1
4000508967         FFFC  NC      75,000.00     563.45 8.250  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000509373         FFFC  NC      86,500.00     639.74 8.875  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000510094         FFFC  FL     257,000.00   1,525.94 7.125  10/24/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000510121         FFFC  OH     220,300.00   1,353.93 7.375  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000510155         FFFC  OH      90,000.00     740.41 9.250  10/28/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000510313         FFFC  NJ     150,000.00   1,028.92 7.875  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000510415         FFFC  NY      44,681.00     363.54 9.125  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000510827         FFFC  GA     105,000.00     807.36 8.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000510836         FFFC  IL     145,500.00     980.26 7.125  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000511065         FFFC  IL      99,000.00     778.83 8.750  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000511168         FFFC  NY      65,000.00     494.05 8.375  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000511180         FFFC  TN      68,000.00     528.90 8.625  10/06/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000511332         FFFC  MI     154,000.00   1,170.51 8.375  10/07/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000511336         FFFC  MD     103,000.00     764.77 8.125  10/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000511632         FFFC  WA     315,000.00   2,338.87 8.125  10/21/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000511728         FFFC  NY     345,000.00   2,529.08 7.990  10/27/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000511968         FFFC  TX      85,900.00     600.63 7.500  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000512233         FFFC  NJ      65,000.00     460.07 7.625  10/07/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000512264         FFFC  IL     380,000.00   2,137.50 6.750  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000512796         FFFC  NY      62,000.00     515.68 9.375  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000512822         FFFC  IL      67,000.00     563.37 9.500  10/06/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000512847         FFFC  OH     540,000.00   3,375.00 7.500  10/07/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000513051         FFFC  MO     130,000.00     999.59 8.500  09/27/2005  11/01/2005  10/01/2035          FFFC112905B  FFMLT2006-FFH1
4000513054         FFFC  IN     119,500.00     784.22 7.875  10/14/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000513248         FFFC  IL     256,200.00   1,857.63 7.875  10/24/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000513390         FFFC  IA      52,000.00     395.24 8.375  10/20/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000513522         FFFC  GA      65,600.00     516.08 8.750  11/11/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000513678         FFFC  MI      95,900.00     646.10 7.125  10/05/2005  11/01/2005  10/01/2035          FFFC112905B  FFMLT2006-FFH1
4000513692         FFFC  FL     318,000.00   2,252.50 8.500  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000513694         FFFC  NY      71,550.00     575.19 8.990  11/01/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000514150         FFFC  IL     210,000.00   1,633.36 8.625  10/07/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000514315         FFFC  IL      63,900.00     508.42 8.875  11/11/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000514482         FFFC  OH     115,000.00     884.25 8.500  09/26/2005  11/01/2005  10/01/2035          FFFC122905   FFMLT2006-FFH1
4000514722         FFFC  MO     200,000.00   1,573.40 8.750  09/29/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000514791         FFFC  UT     170,000.00   1,322.24 8.625  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000514948         FFFC  IL     125,000.00     884.74 7.625  10/24/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000515346         FFFC  NY      31,861.00     259.23 9.125  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000515456         FFFC  KY     177,000.00   1,087.81 7.375  10/24/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000515524         FFFC  NC      89,100.00     623.00 7.500  10/13/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000515649         FFFC  MD     265,000.00   1,877.08 8.500  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000515731         FFFC  NY      44,920.00     390.06 9.875  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000515782         FFFC  OH      92,000.00     622.92 8.125  10/25/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000515888         FFFC  NC     114,500.00     921.29 9.000  10/11/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000516012         FFFC  PA     104,900.00     797.32 8.375  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000516293         FFFC  FL     167,325.00   1,213.22 7.875  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000516303         FFFC  FL     174,950.00   1,208.34 7.375  10/06/2005  11/01/2005  10/01/2035          FFFC112905B  FFMLT2006-FFH1
4000516527         FFFC  CA     630,000.00   3,937.50 7.500  10/03/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000516538         FFFC  NY     148,000.00   1,048.33 8.500  10/12/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000516653         FFFC  AL     105,000.00     689.78 6.875  10/07/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000517151         FFFC  NY      58,900.00     527.80 10.250 11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000517173         FFFC  CA     775,700.00   4,605.72 7.125  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000517216         FFFC  NY     119,149.00     948.00 8.875  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000517462         FFFC  TN      68,900.00     516.74 8.999  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000517470         FFFC  NC     161,000.00   1,295.33 8.999  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000517495         FFFC  NY     103,900.00     726.48 7.500  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000517612         FFFC  NJ     200,000.00   1,591.29 8.875  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000517690         FFFC  CA     280,000.00   2,030.19 7.875  09/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000517784         FFFC  AL      78,000.00     677.31 9.875  09/29/2005  11/01/2005  10/01/2035          FFFC112905B  FFMLT2006-FFH1
4000517816         FFFC  NY      53,000.00     431.23 9.125  10/31/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000517918         FFFC  MN      72,100.00     450.62 7.500  10/13/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000518126         FFFC  IL     217,500.00   1,520.79 7.500  10/25/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000518148         FFFC  OH      82,000.00     616.04 8.250  10/07/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000518252         FFFC  SC      79,950.00     593.63 8.125  10/07/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000518327         FFFC  NC     327,000.00   2,179.73 7.999  10/18/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000518461         FFFC  GA      71,500.00     549.77 8.500  10/25/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000518513         FFFC  WI     233,000.00   1,708.05 7.990  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000518552         FFFC  MA      97,000.00     789.22 9.125  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000518566         FFFC  FL     157,000.00   1,263.14 8.999  10/14/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000518602         FFFC  FL     222,000.00   1,294.98 6.999  10/07/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000518694         FFFC  VA      53,000.00     380.94 8.625  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000518764         FFFC  NY      48,760.00     387.96 8.875  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000518869         FFFC  MI      94,900.00     647.39 7.250  10/12/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000519033         FFFC  OH     110,500.00     899.06 9.125  10/24/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000519335         FFFC  MI     139,000.00   1,042.50 9.000  10/11/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000519362         FFFC  NJ     218,296.00   1,500.79 8.250  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000519401         FFFC  OH      42,000.00     326.67 8.625  10/18/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000519469         FFFC  WI      91,000.00     691.67 8.375  10/24/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000519470         FFFC  MI      80,000.00     580.06 7.875  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000519483         FFFC  OH     185,000.00   1,389.84 8.250  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000519817         FFFC  NV      70,000.00     561.46 9.625  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000519846         FFFC  OR     352,450.00   2,239.53 7.625  10/20/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000519880         FFFC  NY     465,000.00   3,003.13 7.750  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000519921         FFFC  AL      82,500.00     686.19 9.375  10/03/2005  11/01/2005  10/01/2035          FFFC112905B  FFMLT2006-FFH1
4000519926         FFFC  OH     100,000.00     786.70 8.750  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000519938         FFFC  PA      97,000.00     565.83 7.000  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000519974         FFFC  OH     187,000.00   1,404.87 8.250  10/24/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000520046         FFFC  NY      76,595.00     562.03 8.000  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000520053         FFFC  KY     124,200.00     911.34 8.000  10/03/2005  11/01/2005  10/01/2035          FFFC112905B  FFMLT2006-FFH1
4000520058         FFFC  IL      77,800.00     591.34 8.375  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000520067         FFFC  OH      60,000.00     412.50 8.250  10/31/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000520068         FFFC  NY     190,800.00   1,569.66 9.250  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000520076         FFFC  MI     151,000.00     896.56 7.125  10/12/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000520339         FFFC  VA     172,400.00   1,325.61 8.500  10/07/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000520378         FFFC  MI      89,000.00     708.12 8.875  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000520404         FFFC  MI     156,400.00   1,216.46 8.625  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000520479         FFFC  NY      83,500.00     642.04 8.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000520483         FFFC  OH      87,000.00     707.86 9.125  10/24/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000520762         FFFC  FL      80,000.00     580.06 7.875  10/14/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000520800         FFFC  CA     207,150.00   1,337.84 7.750  10/26/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000520837         FFFC  IN      87,000.00     676.68 8.625  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000520886         FFFC  WA     313,500.00   2,410.54 8.500  10/24/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000520887         FFFC  OR     515,800.00   3,599.85 8.375  10/07/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000520945         FFFC  AZ     200,850.00   1,404.37 7.500  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000520982         FFFC  FL     259,000.00   1,645.73 7.625  12/12/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000520984         FFFC  NY      69,700.00     463.72 7.000  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000520999         FFFC  NY      74,000.00     542.99 8.000  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000521001         FFFC  IN      69,000.00     482.46 7.500  10/11/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000521117         FFFC  KY      58,000.00     445.97 8.500  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000521180         FFFC  FL     162,000.00   1,096.88 8.125  10/05/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000521209         FFFC  PA     127,000.00     976.52 8.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000521251         FFFC  IN     110,000.00     826.39 8.250  10/06/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000521331         FFFC  FL     165,000.00   1,210.60 7.999  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000521375         FFFC  NY      65,500.00     509.45 8.625  11/02/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000521418         FFFC  PA      90,000.00     692.02 8.500  10/25/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000521421         FFFC  NY      79,900.00     679.14 9.625  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000521462         FFFC  NY      46,000.00     357.78 8.625  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000521515         FFFC  IL     156,000.00   1,235.00 9.500  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000521615         FFFC  PA      65,000.00     454.49 7.500  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000521633         FFFC  GA     271,500.00   1,991.98 7.999  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000521658         FFFC  AL      77,000.00     489.27 7.625  11/01/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000521790         FFFC  OH      73,000.00     516.69 7.625  10/14/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000521977         FFFC  OH     165,000.00   1,125.59 7.250  10/24/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000522006         FFFC  IA      46,800.00     327.23 7.500  10/31/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000522054         FFFC  NY      56,380.00     443.54 8.750  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000522083         FFFC  NY     530,000.00   3,643.75 8.250  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000522097         FFFC  OH      70,000.00     471.60 7.125  10/11/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000522208         FFFC  OH      85,000.00     638.58 8.250  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000522220         FFFC  OH      40,500.00     336.86 9.375  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000522253         FFFC  NY      89,000.00     732.18 9.250  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000522333         FFFC  NY      86,450.00     672.40 8.625  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000522460         FFFC  MO     116,500.00     804.64 7.375  10/26/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000522690         FFFC  CA     780,000.00   4,956.25 7.625  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000522787         FFFC  NY      45,500.00     265.42 7.000  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000523028         FFFC  MI     168,000.00   1,262.13 8.250  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000523052         FFFC  IN      53,000.00     440.83 9.375  10/06/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000523092         FFFC  RI     230,000.00   1,533.33 8.000  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000523189         FFFC  AL     235,400.00   1,768.48 8.250  11/01/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000523197         FFFC  IL     175,000.00   1,314.72 8.250  10/27/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000523214         FFFC  KY      67,500.00     525.01 8.625  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000523237         FFFC  MO     122,000.00     970.69 8.875  10/21/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000523240         FFFC  GA     580,000.00   4,055.44 7.500  10/07/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000523271         FFFC  MI     205,000.00   1,612.74 8.750  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000523308         FFFC  NY     105,000.00     761.32 7.875  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000523369         FFFC  PA      37,000.00     317.89 9.750  10/26/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000523613         FFFC  TX     120,050.00     880.88 8.000  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000523641         FFFC  MO      79,900.00     572.41 7.750  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000524051         FFFC  OH     154,500.00   1,133.56 7.999  10/13/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000524075         FFFC  OH     190,000.00   1,504.17 9.500  10/12/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000524106         FFFC  AR      54,200.00     421.56 8.625  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000524215         FFFC  CA     268,000.00   1,675.00 7.500  10/25/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000524259         FFFC  IL     252,000.00   1,655.46 6.875  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000524495         FFFC  IN     163,000.00   1,238.92 8.375  10/24/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000524690         FFFC  IN     120,000.00     925.00 9.250  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000524691         FFFC  NY      75,000.00     590.03 8.750  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000524736         FFFC  NY      70,000.00     495.46 7.625  11/02/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000524768         FFFC  NY     109,900.00     721.96 6.875  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000524788         FFFC  VA     357,300.00   2,568.09 8.625  11/03/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000524872         FFFC  NH     218,000.00   1,561.78 7.750  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000524927         FFFC  TN      67,600.00     568.42 9.500  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000524940         FFFC  CO     282,000.00   1,850.63 7.875  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000524964         FFFC  OH      97,850.00     717.98 7.999  10/07/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000525055         FFFC  TN     110,000.00     865.37 8.750  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000525079         FFFC  NY      43,000.00     296.99 7.375  12/07/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000525142         FFFC  IN      40,000.00     347.34 9.875  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000525177         FFFC  VA      50,000.00     434.17 9.875  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000525363         FFFC  OH      73,000.00     548.42 8.250  11/01/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000525368         FFFC  PA      55,900.00     381.34 7.250  10/17/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000525371         FFFC  NY      45,050.00     382.92 9.625  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000525384         FFFC  MI     143,900.00   1,043.37 7.875  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000525387         FFFC  NY     148,000.00   1,177.55 8.875  10/20/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000525422         FFFC  IA      59,500.00     494.89 9.375  10/14/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000525455         FFFC  OH     124,000.00     909.87 8.000  10/24/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000525489         FFFC  NC      99,000.00     732.19 8.875  10/24/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000525519         FFFC  MA     169,500.00   1,218.28 8.625  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000525655         FFFC  CA     500,000.00   3,177.08 7.625  10/06/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000525690         FFFC  NJ     340,000.00   2,479.17 8.750  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000525694         FFFC  IN      80,000.00     601.01 8.250  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000525704         FFFC  OH      58,000.00     425.58 8.000  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000525737         FFFC  PA      60,000.00     472.02 8.750  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000525819         FFFC  KY      76,000.00     577.65 8.375  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000525835         FFFC  IL     140,000.00     978.90 7.500  10/13/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000525836         FFFC  AL      99,000.00     709.25 7.750  10/04/2005  11/01/2005  10/01/2035          FFFC112905B  FFMLT2006-FFH1
4000525862         FFFC  NY     167,500.00   1,229.06 8.000  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000525881         FFFC  NY      83,600.00     702.95 9.500  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000525898         FFFC  PA      56,500.00     409.66 7.875  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000525962         FFFC  CT     154,900.00   1,097.21 8.500  10/31/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000526233         FFFC  NC     117,500.00     831.66 7.625  10/14/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000526490         FFFC  AL      48,500.00     403.40 9.375  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000526509         FFFC  PA      44,400.00     329.67 8.125  11/30/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000526510         FFFC  PA      55,000.00     477.59 9.875  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000526561         FFFC  WV     122,000.00     902.29 8.875  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000526598         FFFC  WI     188,400.00   1,601.38 9.625  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000526602         FFFC  ND      45,000.00     342.03 8.375  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000526610         FFFC  VA     624,850.00   4,556.20 8.750  10/11/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000526612         FFFC  OK     133,000.00   1,022.65 8.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000526617         FFFC  IN      68,500.00     563.53 9.250  11/11/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000526620         FFFC  OH     169,000.00   1,181.67 7.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000526623         FFFC  IN      53,000.00     412.23 8.625  10/24/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000526654         FFFC  NY      58,900.00     427.07 7.875  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000526708         FFFC  OH      89,900.00     628.59 7.500  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000526793         FFFC  AZ     141,000.00     895.94 7.625  11/14/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000526912         FFFC  AL     118,850.00     903.76 9.125  10/14/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000526927         FFFC  OK      57,500.00     462.66 9.000  11/02/2005  12/01/2005  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000526950         FFFC  FL     297,000.00   2,153.46 7.875  10/20/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000526953         FFFC  WI     159,000.00   1,166.69 8.000  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000526997         FFFC  MI      96,000.00     704.35 7.999  10/17/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000527124         FFFC  KY      72,000.00     566.42 8.750  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000527177         FFFC  WI     134,000.00     959.99 7.750  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000527248         FFFC  TN      71,808.00     520.66 7.875  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000527292         FFFC  NC     125,900.00     931.14 8.875  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000527302         FFFC  NY     460,000.00   3,659.97 8.875  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000527468         FFFC  NC      86,000.00     600.21 8.375  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000527496         FFFC  NC     129,900.00     998.82 8.500  10/06/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000527502         FFFC  IL     129,500.00     949.32 7.990  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000527534         FFFC  CA     798,000.00   6,065.38 8.375  10/17/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000527598         FFFC  OH     157,000.00   1,144.79 8.750  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000527669         FFFC  IL     123,500.00     887.66 8.625  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000527671         FFFC  IL     156,000.00   1,199.51 8.500  10/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000527710         FFFC  WI      70,000.00     556.95 8.875  10/27/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000527806         FFFC  OH     265,000.00   2,156.13 9.125  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000527815         FFFC  WA     282,000.00   1,733.13 7.375  10/07/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000527828         FFFC  IL      82,500.00     604.78 7.990  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000527935         FFFC  OH      89,900.00     675.39 8.250  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000527964         FFFC  PA      47,500.00     382.16 8.999  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000528055         FFFC  NY      74,500.00     619.65 9.375  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000528057         FFFC  PA     107,000.00     739.02 7.375  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000528066         FFFC  NY      79,500.00     611.29 8.500  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000528102         FFFC  NJ     190,500.00   1,309.69 8.250  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000528184         FFFC  PA      39,000.00     342.25 10.000 10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000528212         FFFC  AR      68,600.00     527.47 8.500  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000528214         FFFC  MD     280,000.00   1,779.17 7.625  10/11/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000528262         FFFC  PA     180,000.00   1,320.76 7.999  10/24/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000528265         FFFC  IL     376,000.00   2,389.17 7.625  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000528272         FFFC  IA     111,000.00     883.17 8.875  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000528288         FFFC  OH      95,000.00     755.86 8.875  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000528313         FFFC  OK     107,500.00     855.32 8.875  11/01/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000528335         FFFC  NJ     320,000.00   2,233.33 8.375  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000528414         FFFC  PA      74,000.00     562.45 8.375  10/24/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000528446         FFFC  NY      94,600.00     735.79 8.625  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000528481         FFFC  IN      53,000.00     445.65 9.500  10/25/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000528544         FFFC  MI      77,000.00     605.76 8.750  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000528571         FFFC  IL     181,600.00   1,396.35 8.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000528660         FFFC  IL     291,005.00   2,061.29 8.500  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000528692         FFFC  AR      69,500.00     514.01 8.875  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000528727         FFFC  IL     145,000.00   1,153.69 8.875  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000528743         FFFC  IN     170,000.00   1,292.12 8.375  10/17/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000528818         FFFC  IL     106,000.00     806.04 9.125  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000528843         FFFC  MN     112,500.00     885.04 8.750  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000528846         FFFC  AL      66,500.00     547.24 9.875  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000528869         FFFC  MI      71,900.00     533.86 8.125  10/25/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000528988         FFFC  MI     133,000.00     775.83 7.000  11/01/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000529073         FFFC  NJ     216,000.00   1,435.60 6.990  10/24/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000529084         FFFC  MI      95,000.00     747.37 8.750  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000529085         FFFC  MI      60,000.00     477.39 8.875  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000529126         FFFC  IN      27,900.00     217.00 8.625  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000529282         FFFC  PA      80,000.00     601.01 8.250  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000529295         FFFC  MA     156,900.00   1,151.28 8.000  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000529305         FFFC  OH      39,500.00     350.29 10.125 10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000529385         FFFC  NY      60,600.00     479.75 9.500  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000529429         FFFC  NH      81,000.00     630.01 8.625  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000529656         FFFC  MN     239,000.00   1,643.12 8.250  11/05/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000529673         FFFC  KY     157,800.00   1,241.41 8.750  10/07/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000529716         FFFC  KY     186,000.00   1,364.80 8.000  10/14/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000529747         FFFC  NY      82,978.00     645.39 8.625  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000529758         FFFC  OH     110,000.00     875.21 8.875  10/21/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000529768         FFFC  WI     137,000.00     946.22 7.375  10/28/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000529780         FFFC  NC      91,350.00     638.73 7.500  11/02/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000529983         FFFC  IA     249,900.00   1,855.50 8.125  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000530062         FFFC  NJ     165,000.00   1,312.81 8.875  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000530103         FFFC  NY      54,000.00     405.68 8.250  10/18/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000530109         FFFC  MI      69,000.00     506.30 8.000  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000530123         FFFC  NY      95,000.00     688.82 7.875  11/01/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000530182         FFFC  IL      87,000.00     623.28 7.750  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000530201         FFFC  TX      85,000.00     676.30 8.875  11/02/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000530220         FFFC  IL     141,000.00   1,059.29 8.250  11/02/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000530287         FFFC  MA     136,000.00   1,033.70 8.375  12/06/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000530310         FFFC  NY      78,970.00     621.26 8.750  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000530391         FFFC  NY     135,000.00   1,026.10 8.375  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000530405         FFFC  NY      85,000.00     608.95 7.750  10/26/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000530441         FFFC  NM     146,500.00   1,152.52 8.750  10/14/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000530498         FFFC  WI      67,600.00     519.79 8.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000530569         FFFC  OH      50,000.00     402.31 9.000  10/25/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000530634         FFFC  IN      50,800.00     349.25 8.250  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000530739         FFFC  IA      62,000.00     476.73 8.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000530759         FFFC  MI      98,000.00     727.65 8.125  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000530774         FFFC  OH      83,000.00     616.27 8.125  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000530775         FFFC  WI     112,700.00     886.61 8.750  10/25/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000530776         FFFC  MI      45,000.00     366.13 9.125  11/02/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000530794         FFFC  MI     199,900.00   1,346.76 7.125  11/01/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000530827         FFFC  PA      42,000.00     360.84 9.750  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000530893         FFFC  IN     128,700.00     844.59 7.875  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000530928         FFFC  IN      89,600.00     649.66 7.875  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000530967         FFFC  CA     361,100.00   2,294.49 7.625  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000530997         FFFC  TN      57,500.00     473.04 9.250  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000531018         FFFC  OH      58,900.00     489.90 9.375  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000531067         FFFC  MI     155,000.00   1,083.78 7.500  10/24/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000531069         FFFC  IN      77,250.00     587.16 8.375  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000531104         FFFC  OH      95,000.00     747.37 8.750  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000531122         FFFC  MN     289,900.00   2,053.46 8.500  11/01/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000531315         FFFC  FL     143,000.00   1,137.77 8.875  10/14/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000531320         FFFC  PA     119,000.00     873.18 8.000  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000531332         FFFC  NC     180,000.00   1,143.75 7.625  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000531356         FFFC  IN     120,000.00     933.35 8.625  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000531361         FFFC  NC     132,500.00   1,007.10 8.375  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000531373         FFFC  NY      66,250.00     503.55 8.375  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000531376         FFFC  NJ     490,000.00   3,224.55 7.500  12/02/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000531410         FFFC  TX      92,000.00     659.10 7.750  10/07/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000531432         FFFC  PA     305,000.00   2,564.61 9.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000531460         FFFC  OH      90,000.00     756.77 9.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000531502         FFFC  NC     130,000.00   1,011.13 8.625  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000531517         FFFC  OH     112,000.00     861.18 8.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000531520         FFFC  OH     138,875.00     896.90 7.750  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000531566         FFFC  MI     133,000.00     964.34 7.875  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000531585         FFFC  NC     149,500.00   1,149.53 8.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000531629         FFFC  WA     179,900.00   1,367.37 8.375  10/19/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000531674         FFFC  KY     137,900.00   1,048.14 8.375  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000531677         FFFC  KY      93,500.00     672.03 8.625  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000531715         FFFC  SC      96,900.00     711.02 8.000  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000531772         FFFC  NJ     235,000.00   1,703.91 7.875  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000531818         FFFC  NY      78,900.00     578.39 7.990  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000531923         FFFC  NY     197,000.00   1,374.90 8.375  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000531934         FFFC  NY     110,000.00     924.94 9.500  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000532068         FFFC  OH      49,668.00     360.13 7.875  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000532078         FFFC  NY     309,000.00   2,403.37 8.625  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000532139         FFFC  NY      28,620.00     238.05 9.375  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000532260         FFFC  WI     189,380.00   1,373.14 7.875  10/26/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000532334         FFFC  NY     205,000.00   1,742.48 9.625  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000532340         FFFC  OH     117,500.00     831.66 7.625  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000532349         FFFC  NY     112,000.00     841.42 8.250  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000532376         FFFC  TN     217,000.00   1,630.25 8.250  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000532380         FFFC  NY      48,500.00     360.11 8.125  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000532393         FFFC  MI     227,000.00   1,491.23 6.875  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000532398         FFFC  GA      63,000.00     490.01 8.625  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000532425         FFFC  IN      40,000.00     325.45 9.125  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000532427         FFFC  OH      48,800.00     379.56 8.625  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000532463         FFFC  TX     123,900.00     952.68 8.500  11/11/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000532483         FFFC  KS      67,000.00     563.37 9.500  10/31/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000532484         FFFC  IL     137,400.00     772.88 6.750  11/01/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000532492         FFFC  WI      83,000.00     652.96 8.750  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000532558         FFFC  MI     105,850.00     606.43 6.875  11/01/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000532596         FFFC  IL      42,000.00     326.67 8.625  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000532607         FFFC  CA     700,000.00   5,832.75 9.999  10/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000532632         FFFC  IL     390,000.00   2,762.50 8.500  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000532712         FFFC  NJ     249,250.00   1,872.53 8.250  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000532745         FFFC  OH      40,000.00     336.34 9.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000532790         FFFC  VA     960,000.00   6,500.00 8.125  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000532827         FFFC  GA     124,400.00     790.46 7.625  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000532846         FFFC  CA     640,000.00   4,864.46 8.375  10/19/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000532856         FFFC  SD      68,500.00     601.14 10.000 10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000532907         FFFC  MO     225,000.00   1,631.41 7.875  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000532926         FFFC  TX      65,700.00     540.50 9.250  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000532937         FFFC  IA      44,000.00     338.32 8.500  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000532939         FFFC  MI     139,900.00     990.20 7.625  10/18/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000532947         FFFC  IA      39,000.00     299.88 8.500  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000533007         FFFC  WI     103,500.00     898.74 9.875  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000533044         FFFC  FL     374,275.00   2,963.01 9.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000533122         FFFC  MO     179,900.00   1,227.24 7.250  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000533192         FFFC  UT     173,000.00   1,284.52 8.125  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000533205         FFFC  MI     100,000.00     768.91 8.500  10/17/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000533284         FFFC  NC     170,000.00   1,307.15 8.500  10/17/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000533316         FFFC  OH      71,650.00     532.00 8.125  10/20/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000533324         FFFC  MI      87,900.00     637.34 7.875  10/21/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000533358         FFFC  NY      63,300.00     509.33 9.000  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000533427         FFFC  MN     129,400.00     795.27 7.375  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000533430         FFFC  NY     153,450.00   1,248.52 9.125  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000533480         FFFC  NC     193,750.00   1,524.23 8.750  10/17/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000533501         FFFC  NY      68,500.00     563.53 9.250  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000533521         FFFC  PA     147,000.00   1,104.36 8.250  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000533535         FFFC  NY      47,872.00     368.09 8.500  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000533580         FFFC  OH     123,600.00     843.17 7.250  10/24/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000533582         FFFC  OH      74,900.00     556.13 8.125  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000533618         FFFC  IN     160,800.00   1,208.04 8.250  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000533622         FFFC  NC     167,500.00   1,203.91 8.625  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000533625         FFFC  TX      88,500.00     704.15 8.875  10/21/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000533922         FFFC  NC      73,150.00     582.01 8.875  10/12/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000533969         FFFC  NC     148,200.00   1,126.43 8.375  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000533985         FFFC  OH     142,000.00   1,104.46 8.625  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000534068         FFFC  NV      97,000.00     727.49 8.999  10/20/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000534108         FFFC  IN      47,500.00     399.41 9.500  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000534130         FFFC  NY     139,900.00     930.76 7.000  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000534147         FFFC  AL      65,000.00     576.43 10.125 10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000534154         FFFC  NY     276,060.00   2,098.26 8.375  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000534156         FFFC  SD      47,350.00     343.32 7.875  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000534161         FFFC  MI      75,500.00     580.53 8.500  11/03/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000534189         FFFC  TN      75,000.00     523.44 8.375  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000534191         FFFC  NC     400,000.00   2,865.65 7.750  10/14/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000534195         FFFC  MI     113,000.00     871.04 9.250  11/03/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000534217         FFFC  IL     740,000.00   5,559.37 8.250  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000534245         FFFC  MI      62,000.00     454.93 8.000  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000534330         FFFC  MI      90,400.00     719.26 8.875  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000534383         FFFC  PA     139,000.00   1,019.84 7.999  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000534435         FFFC  MI     111,500.00     731.72 7.875  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000534451         FFFC  MD     120,000.00     799.90 7.999  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000534462         FFFC  FL     115,000.00     874.08 8.375  10/25/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000534474         FFFC  PA      63,600.00     483.41 8.375  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000534506         FFFC  MI     142,000.00     992.88 7.500  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000534541         FFFC  OH     350,000.00   2,879.36 9.250  10/14/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000534544         FFFC  OH      75,000.00     576.69 8.500  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000534546         FFFC  TX      74,000.00     555.94 8.250  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000534589         FFFC  IL      35,000.00     278.48 8.875  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000534654         FFFC  IN     216,500.00   1,703.21 8.750  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000534764         FFFC  IL      30,000.00     209.76 7.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000534798         FFFC  IN     110,000.00     779.17 8.500  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000534831         FFFC  IN     150,000.00   1,153.37 8.500  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000534845         FFFC  IA      75,000.00     563.45 8.250  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000534859         FFFC  CA     301,850.00   2,075.22 8.250  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000534907         FFFC  OH     126,000.00     957.69 8.375  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000534944         FFFC  NY      35,900.00     298.60 9.375  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000535003         FFFC  VA     740,000.00   4,625.00 7.500  10/18/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000535038         FFFC  KY     102,900.00     755.04 7.999  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000535054         FFFC  NC     109,450.00     763.87 8.375  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000535069         FFFC  WA     122,500.00     778.39 7.625  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000535096         FFFC  NC     167,000.00   1,153.43 7.375  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000535186         FFFC  MI      81,000.00     552.56 7.250  10/27/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000535197         FFFC  OH     146,800.00   1,154.88 8.750  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000535226         FFFC  NY      60,000.00     414.41 7.375  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000535228         FFFC  OH      86,350.00     702.57 9.125  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000535281         FFFC  NY     615,000.00   3,907.81 7.625  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000535287         FFFC  PA     105,800.00     730.73 7.375  10/20/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000535339         FFFC  PA      59,900.00     455.28 8.375  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000535375         FFFC  PA      41,390.00     348.03 9.500  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000535466         FFFC  OH      59,900.00     461.73 9.250  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000535474         FFFC  NJ     257,000.00   1,998.92 8.625  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000535480         FFFC  IL     245,000.00   1,628.35 6.990  10/12/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000535481         FFFC  NY      51,900.00     479.61 10.625 11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000535489         FFFC  WI     188,000.00   1,529.63 9.125  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000535497         FFFC  SC     111,500.00     897.15 9.000  10/12/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000535498         FFFC  PA      49,900.00     363.85 8.750  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000535521         FFFC  NY      45,000.00     366.13 9.125  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000535559         FFFC  OH     147,200.00   1,131.84 8.500  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000535565         FFFC  NY     104,000.00     700.67 7.125  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000535573         FFFC  KY     102,700.00     673.97 7.875  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000535620         FFFC  NY     478,000.00   3,087.08 7.750  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000535645         FFFC  OH     138,500.00   1,028.36 8.125  10/20/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000535659         FFFC  PA     200,000.00   1,479.17 8.875  10/24/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000535700         FFFC  AL     118,000.00   1,013.80 9.750  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000535711         FFFC  CA     450,000.00   3,281.25 8.750  10/13/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000535749         FFFC  WI     179,000.00   1,313.44 8.000  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000535801         FFFC  IN      46,300.00     380.90 9.250  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000535818         FFFC  GA     211,000.00   1,472.60 8.375  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000535868         FFFC  CT     152,000.00   1,139.87 8.999  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000535871         FFFC  IN     125,000.00   1,005.69 8.999  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000535899         FFFC  IL     235,000.00   1,561.88 6.990  10/24/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000535922         FFFC  FL     189,950.00   1,325.69 8.375  10/31/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000535928         FFFC  FL     229,000.00   1,622.08 8.500  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000535938         FFFC  VA     203,900.00   1,460.76 7.750  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000535953         FFFC  PA     110,000.00     826.39 8.250  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000536134         FFFC  NJ     362,000.00   2,847.86 8.750  10/24/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000536171         FFFC  MN      44,900.00     385.76 9.750  10/14/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000536181         FFFC  MO      61,600.00     506.77 9.250  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000536206         FFFC  KS      63,400.00     527.33 9.375  11/03/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000536225         FFFC  WI     216,000.00   1,372.50 7.625  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000536256         FFFC  NY      37,100.00     281.99 8.375  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000536270         FFFC  GA     261,000.00   1,714.58 6.875  10/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000536292         FFFC  GA     198,000.00   1,504.94 8.375  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000536355         FFFC  GA     220,000.00   1,764.58 9.625  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000536390         FFFC  TN     112,000.00     881.10 8.750  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000536401         FFFC  OH     157,000.00   1,193.31 8.375  11/01/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000536422         FFFC  GA     119,500.00     866.46 7.875  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000536430         FFFC  IN      76,000.00     591.12 8.625  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000536449         FFFC  OK      55,900.00     410.17 8.000  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000536482         FFFC  IN     105,000.00     807.36 8.500  10/25/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000536505         FFFC  MI     125,000.00     928.12 8.125  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000536512         FFFC  IN     145,000.00   1,089.34 8.250  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000536528         FFFC  IN      63,000.00     467.77 8.125  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000536540         FFFC  MN     188,600.00   1,335.92 8.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000536581         FFFC  OH     102,000.00     678.54 6.999  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000536625         FFFC  PA      95,000.00     680.59 7.750  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000536628         FFFC  NC      71,750.00     616.44 9.750  11/01/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000536643         FFFC  IL     179,000.00   1,424.20 8.875  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000536668         FFFC  OH     107,900.00     839.24 8.625  10/24/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000536670         FFFC  MD     154,500.00   1,106.86 7.750  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000536671         FFFC  FL     147,650.00   1,070.56 7.875  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000536675         FFFC  WV      63,800.00     519.10 9.125  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000536676         FFFC  MI      76,000.00     546.25 8.625  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000536677         FFFC  KS      58,500.00     455.01 8.625  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000536683         FFFC  MO      77,000.00     654.49 9.625  11/05/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000536728         FFFC  GA     185,900.00   1,355.52 8.750  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000536743         FFFC  OH     201,000.00   1,422.67 7.625  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000536747         FFFC  VA     108,950.00     743.23 7.250  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000536788         FFFC  MI      93,000.00     642.33 7.375  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000536790         FFFC  NC     180,500.00   1,340.21 8.125  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000536791         FFFC  MI      86,500.00     619.70 7.750  10/21/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000536793         FFFC  SC      95,000.00     747.37 8.750  11/01/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000536794         FFFC  MI      99,900.00     768.14 8.500  10/24/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000536882         FFFC  IL     138,000.00   1,073.35 8.625  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000536888         FFFC  MO     189,900.00   1,285.78 8.125  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000536893         FFFC  NY      84,000.00     668.34 8.875  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000536931         FFFC  MI     139,000.00   1,019.84 7.999  11/02/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000536949         FFFC  MI     175,600.00   1,188.96 8.125  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000536954         FFFC  ME     182,000.00   1,364.85 8.999  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000536961         FFFC  NH     211,000.00   1,585.17 8.250  10/24/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000536962         FFFC  ME     215,000.00   1,634.90 9.125  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000537011         FFFC  NY      52,500.00     422.05 8.990  11/11/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000537031         FFFC  NC     101,900.00     679.32 7.999  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000537036         FFFC  NY      42,900.00     308.34 8.625  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000537068         FFFC  NJ     379,900.00   2,988.67 8.750  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000537075         FFFC  PA      69,900.00     568.73 9.125  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000537076         FFFC  PA      76,000.00     577.65 8.375  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000537083         FFFC  SC     107,400.00     732.66 7.250  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000537087         FFFC  PA      71,900.00     552.85 8.500  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000537171         FFFC  OH      42,500.00     308.15 7.875  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000537264         FFFC  TX     132,000.00     945.66 7.750  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000537265         FFFC  SC     260,000.00   1,953.29 8.250  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000537267         FFFC  IL     104,000.00     772.20 8.125  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000537279         FFFC  NC     127,300.00     923.01 7.875  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000537353         FFFC  IL      92,000.00     659.10 7.750  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000537356         FFFC  MI     120,000.00     839.06 7.500  10/24/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000537358         FFFC  NY     575,000.00   3,533.85 7.375  12/05/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000537369         FFFC  NC     114,900.00     914.20 8.875  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000537373         FFFC  OH      90,000.00     708.03 8.750  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000537379         FFFC  NY      92,553.00     795.17 9.750  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000537388         FFFC  MD     120,500.00     947.97 8.750  11/02/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000537403         FFFC  NY      51,100.00     499.46 8.375  11/18/2005  01/01/2006  12/01/2020          FFFC122905   FFMLT2006-FFH1
4000537416         FFFC  NJ     180,000.00   1,384.04 8.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000537430         FFFC  MI     285,000.00   1,992.76 7.500  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000537451         FFFC  MI      81,000.00     601.42 8.125  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000537507         FFFC  IL      39,000.00     313.80 9.000  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000537509         FFFC  OH      74,200.00     664.91 10.250 11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000537516         FFFC  FL     347,900.00   2,428.05 8.375  11/02/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000537521         FFFC  UT     455,000.00   3,702.03 9.125  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000537535         FFFC  FL     234,700.00   1,763.22 8.250  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000537560         FFFC  IN      70,000.00     532.05 8.375  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000537578         FFFC  IN      62,900.00     500.46 8.875  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000537596         FFFC  IN      56,900.00     447.63 8.750  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000537613         FFFC  IN     160,000.00   1,216.12 8.375  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000537630         FFFC  MI      95,400.00     742.01 8.625  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000537636         FFFC  IN      99,000.00     726.43 8.000  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000537653         FFFC  KS     125,000.00     895.52 7.750  10/25/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000537666         FFFC  IN      57,900.00     440.08 8.375  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000537678         FFFC  CA     510,000.00   3,612.50 8.500  10/20/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000537691         FFFC  MO     150,000.00   1,220.45 9.125  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000537695         FFFC  IN      75,000.00     576.69 8.500  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000537715         FFFC  FL     218,865.00   1,595.89 8.750  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000537734         FFFC  CA     850,000.00   5,046.87 7.125  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000537750         FFFC  MI     193,500.00   1,419.70 7.999  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000537759         FFFC  MI     101,000.00     732.32 7.875  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000537782         FFFC  IN      90,000.00     700.01 8.625  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000537792         FFFC  IL     238,000.00   1,684.55 7.625  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000537825         FFFC  IL      88,577.00     626.94 7.625  12/09/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000537848         FFFC  ID     144,500.00   1,254.76 9.875  10/28/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000537863         FFFC  CA     432,000.00   2,790.00 7.750  10/28/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000537869         FFFC  IL      69,500.00     522.13 8.250  11/01/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000537873         FFFC  IN      94,500.00     786.00 9.375  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000537882         FFFC  MI     153,000.00   1,017.81 6.999  10/31/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000537920         FFFC  FL     160,000.00   1,287.40 9.000  10/21/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000537924         FFFC  WI     112,900.00     858.51 9.125  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000537948         FFFC  FL     143,000.00   1,132.08 9.500  11/11/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000537962         FFFC  PA     241,000.00   1,747.42 7.875  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000538007         FFFC  IL     245,000.00   1,713.08 7.750  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000538038         FFFC  FL     220,000.00   1,652.79 8.250  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000538052         FFFC  WI     155,000.00   1,233.25 8.875  10/24/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000538058         FFFC  CA     170,000.00   1,310.42 9.250  10/19/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000538064         FFFC  NJ     147,000.00   1,041.25 8.500  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000538109         FFFC  ME     144,900.00   1,038.08 7.750  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000538187         FFFC  OH      50,250.00     417.95 9.375  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000538191         FFFC  MO     165,000.00   1,327.51 8.999  10/25/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000538217         FFFC  IA     100,000.00     768.91 8.500  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000538288         FFFC  IN      78,000.00     572.34 8.000  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000538296         FFFC  IN     118,000.00     876.15 8.125  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000538303         FFFC  IN      40,000.00     325.45 9.125  11/03/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000538331         FFFC  TN      50,000.00     443.41 10.125 10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000538361         FFFC  IL     163,500.00   1,315.56 9.000  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000538373         FFFC  KS      60,000.00     515.49 9.750  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000538387         FFFC  NY      69,146.00     550.16 8.875  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000538420         FFFC  OH      98,900.00     751.71 8.375  10/28/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000538452         FFFC  NY      36,500.00     351.05 11.125 11/02/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000538465         FFFC  WA     210,000.00   1,421.88 8.125  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000538474         FFFC  NC     130,000.00     976.65 8.250  11/02/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000538492         FFFC  SC      98,000.00     643.79 6.875  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000538509         FFFC  SC     108,000.00     888.49 9.250  10/24/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000538514         FFFC  NY      47,800.00     419.13 9.990  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000538527         FFFC  NC     141,500.00     928.59 7.875  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000538532         FFFC  NY      84,000.00     580.17 7.375  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000538539         FFFC  NC     172,350.00   1,294.81 8.250  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000538558         FFFC  UT     298,300.00   2,137.06 7.750  10/21/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000538571         FFFC  NC     164,900.00   1,236.61 8.999  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000538585         FFFC  WV      42,400.00     408.26 8.125  11/15/2005  01/01/2006  12/01/2020          FFFC122905   FFMLT2006-FFH1
4000538647         FFFC  LA      50,000.00     416.63 9.999  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000538653         FFFC  IL     129,900.00     919.42 7.625  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000538664         FFFC  CA     550,850.00   3,946.36 7.750  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000538771         FFFC  NC     127,700.00     917.84 8.625  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000538781         FFFC  IL      80,000.00     608.06 8.375  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000538801         FFFC  PA      67,000.00     533.08 8.875  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000538807         FFFC  OH      65,500.00     544.80 9.375  11/01/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000538811         FFFC  KY     160,000.00   1,160.11 7.875  10/25/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000538817         FFFC  AL     115,000.00     988.03 9.750  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000538823         FFFC  OH      86,000.00     661.27 8.500  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000538844         FFFC  PA      67,850.00     544.21 9.625  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000538846         FFFC  SC      88,500.00     696.23 8.750  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000538853         FFFC  AL     130,350.00     936.89 8.625  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000538868         FFFC  OH      76,500.00     557.81 8.750  10/31/2005  12/01/2005  11/01/2020          FFFC112905A  FFMLT2006-FFH1
4000538877         FFFC  TX      75,000.00     576.69 8.500  11/02/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000538878         FFFC  NJ     187,000.00   1,291.56 7.375  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000538892         FFFC  AR     135,391.00   1,017.15 8.250  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000538897         FFFC  OH      94,900.00     704.63 8.125  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000538900         FFFC  AL     246,500.00   1,873.58 8.375  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000538908         FFFC  OH      79,000.00     579.67 8.000  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000538925         FFFC  NJ     161,500.00   1,115.44 7.375  11/01/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000538953         FFFC  NJ     154,900.00   1,096.37 7.625  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000538991         FFFC  NC      50,000.00     393.35 8.750  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000539007         FFFC  NC     144,800.00   1,049.90 7.875  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000539008         FFFC  MN     256,000.00   1,878.44 8.000  10/21/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000539014         FFFC  IA      76,000.00     577.65 8.375  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000539028         FFFC  MI     200,000.00   1,330.47 6.999  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000539052         FFFC  MI      77,250.00     621.52 8.999  11/02/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000539074         FFFC  UT      54,900.00     427.01 8.625  10/21/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000539083         FFFC  IL     493,206.00   3,133.91 7.625  11/02/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000539118         FFFC  PA     205,000.00   1,381.12 7.125  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000539131         FFFC  UT     138,000.00   1,085.65 8.750  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000539145         FFFC  NC     203,600.00   1,493.94 8.000  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000539175         FFFC  IL      84,000.00     653.34 8.625  10/24/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000539225         FFFC  PA     146,000.00   1,094.88 8.999  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000539257         FFFC  IN      64,900.00     487.57 8.250  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000539283         FFFC  GA     185,000.00   1,194.79 7.750  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000539286         FFFC  IL      43,500.00     350.01 9.000  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000539328         FFFC  IN     156,840.00   1,110.95 8.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000539341         FFFC  MI     122,000.00   1,014.73 9.375  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000539344         FFFC  TX      48,900.00     420.13 9.750  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000539380         FFFC  MO      79,000.00     635.65 9.000  10/24/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000539442         FFFC  CA     872,763.00   5,727.51 7.875  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000539452         FFFC  MI      65,000.00     517.17 8.875  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000539463         FFFC  FL     240,000.00   1,761.03 8.000  12/05/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000539495         FFFC  FL      54,000.00     405.00 9.000  11/02/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000539506         FFFC  NY      89,000.00     748.36 9.500  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000539515         FFFC  IA      60,700.00     499.36 9.250  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000539550         FFFC  IL     107,000.00     860.95 9.000  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000539596         FFFC  OH     150,000.00   1,100.54 7.999  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000539614         FFFC  IA      67,465.00     524.74 8.625  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000539631         FFFC  VA     345,050.00   2,324.67 7.125  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000539661         FFFC  IL     179,000.00   1,505.13 9.500  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000539686         FFFC  IL     140,000.00   1,015.10 7.875  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000539689         FFFC  NY      69,000.00     506.30 8.000  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000539703         FFFC  WI     243,500.00   1,786.70 7.999  10/21/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000539729         FFFC  WI      64,900.00     493.29 8.375  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000539745         FFFC  MI      96,000.00     704.41 8.000  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000539778         FFFC  FL     123,000.00     781.56 7.625  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000539779         FFFC  IN      80,000.00     694.68 9.875  10/24/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000539797         FFFC  MI      84,000.00     609.06 7.875  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000539822         FFFC  NY     264,000.00   1,870.00 8.500  10/20/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000539824         FFFC  TN      80,000.00     679.99 9.625  11/02/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000539835         FFFC  MI     180,000.00   1,320.78 8.000  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000539843         FFFC  IL      58,500.00     481.27 9.250  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000539849         FFFC  GA      69,000.00     561.41 9.125  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000539875         FFFC  AZ     385,000.00   2,758.19 7.750  10/26/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000539898         FFFC  OH      74,500.00     527.71 8.500  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000539934         FFFC  WI     146,260.00   1,010.18 7.375  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000539992         FFFC  GA     165,000.00   1,225.12 8.125  10/29/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000540116         FFFC  NY     460,000.00   3,577.83 8.625  10/31/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000540118         FFFC  NY      70,250.00     552.66 8.750  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000540119         FFFC  NY     158,000.00   1,242.99 8.750  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000540121         FFFC  NY      63,900.00     537.31 9.500  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000540163         FFFC  MO      97,689.00     751.14 8.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000540188         FFFC  MI     101,000.00     739.63 8.000  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000540207         FFFC  MI     190,000.00   1,365.62 8.625  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000540214         FFFC  MD      56,000.00     435.56 8.625  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000540219         FFFC  SC     107,500.00     788.79 7.999  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000540220         FFFC  KY      79,500.00     611.29 8.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000540226         FFFC  MO     199,000.00   1,323.95 7.000  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000540239         FFFC  NC      93,000.00     649.06 8.375  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000540258         FFFC  SC      59,000.00     469.43 8.875  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000540279         FFFC  OH      56,000.00     406.04 7.875  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000540342         FFFC  IL     300,000.00   2,253.80 8.250  11/05/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000540364         FFFC  OH      77,400.00     499.88 7.750  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000540368         FFFC  SC      84,000.00     675.88 9.000  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000540561         FFFC  AZ     202,900.00   1,488.81 8.000  10/25/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000540592         FFFC  MI     233,000.00   1,770.97 8.375  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000540603         FFFC  NC     130,000.00     999.59 8.500  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000540614         FFFC  KY      85,000.00     594.33 7.500  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000540651         FFFC  NY     103,500.00     706.05 7.250  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000540673         FFFC  OH     250,000.00   1,900.18 8.375  10/21/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000540683         FFFC  TX      81,000.00     630.01 8.625  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000540687         FFFC  NC     157,000.00   1,363.31 9.875  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000540698         FFFC  NC      85,000.00     608.95 7.750  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000540704         FFFC  MI     220,000.00   1,829.85 9.375  11/02/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000540731         FFFC  IL     162,900.00   1,111.27 7.250  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000540761         FFFC  IL      88,000.00     645.65 7.999  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000540770         FFFC  VA     242,000.00   1,487.29 7.375  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000540777         FFFC  IN      80,000.00     636.52 8.875  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000540818         FFFC  NY      37,000.00     297.44 8.990  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000540890         FFFC  KY      94,000.00     798.99 9.625  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000540937         FFFC  KY     150,000.00     997.94 6.999  10/21/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000540947         FFFC  SC     110,000.00     845.80 8.500  10/31/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000540964         FFFC  WA     131,900.00     851.85 7.750  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000540969         FFFC  SC      79,500.00     632.54 8.875  11/02/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000540990         FFFC  NC     191,500.00   1,489.47 8.625  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000541021         FFFC  AZ     150,000.00   1,046.88 8.375  10/26/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000541052         FFFC  OH      96,000.00     798.48 9.375  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000541080         FFFC  UT     325,000.00   2,356.48 7.875  11/01/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000541082         FFFC  IL     312,000.00   2,112.50 8.125  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000541103         FFFC  NH     122,000.00     895.11 7.999  10/26/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000541107         FFFC  FL      40,000.00     332.70 9.375  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000541122         FFFC  AL      72,000.00     625.21 9.875  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000541152         FFFC  NY      96,500.00     759.17 8.750  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000541155         FFFC  NY      75,260.00     578.68 8.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000541172         FFFC  MI      72,000.00     534.60 8.125  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000541177         FFFC  IN     233,000.00   1,791.57 8.500  11/11/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000541186         FFFC  OH     115,000.00     843.83 8.000  10/25/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000541199         FFFC  IL      97,000.00     815.63 9.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000541219         FFFC  MI     119,450.00     845.46 7.625  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000541228         FFFC  IN      61,000.00     524.08 9.750  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000541240         FFFC  IN      60,500.00     475.95 8.750  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000541256         FFFC  NY     320,000.00   2,237.49 7.500  10/27/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000541327         FFFC  MI     141,000.00   1,109.25 8.750  11/01/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000541349         FFFC  FL     180,000.00   1,256.25 8.375  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000541357         FFFC  MD     400,000.00   3,041.67 9.125  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000541359         FFFC  FL     124,000.00     997.64 8.999  11/01/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000541367         FFFC  OK      99,000.00     805.50 9.125  10/21/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000541385         FFFC  IN      58,900.00     432.15 7.999  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000541397         FFFC  IN     120,055.00     923.12 8.500  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000541399         FFFC  MO      55,501.00     407.25 8.000  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000541412         FFFC  PA      70,000.00     556.95 8.875  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000541436         FFFC  IL      82,500.00     641.68 8.625  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000541446         FFFC  FL     360,500.00   2,459.25 7.250  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000541452         FFFC  AR      52,000.00     399.84 8.500  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000541473         FFFC  PA     116,600.00     927.72 8.375  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000541515         FFFC  CA     325,000.00   2,302.08 8.500  10/28/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000541534         FFFC  MI     215,000.00   1,634.16 8.375  11/02/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000541575         FFFC  MI      83,000.00     667.84 9.000  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000541591         FFFC  FL     129,900.00   1,033.54 8.875  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000541617         FFFC  OH     195,000.00   1,430.84 8.000  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000541690         FFFC  OH     177,000.00   1,252.79 7.625  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000541717         FFFC  OH      62,000.00     498.87 9.000  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000541723         FFFC  GA     167,500.00   1,273.12 8.375  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000541754         FFFC  MI      58,500.00     497.24 9.625  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000541759         FFFC  NY     166,950.00   1,254.24 8.250  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000541761         FFFC  TN      63,685.00     495.34 8.625  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000541794         FFFC  GA     188,000.00   1,445.56 8.500  10/25/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000541814         FFFC  UT     139,000.00     995.81 7.750  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000541868         FFFC  CA     415,000.00   3,190.99 8.500  10/18/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000541906         FFFC  MI     120,000.00     850.00 8.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000541909         FFFC  MN     120,000.00     944.04 8.750  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000541912         FFFC  MI     167,850.00   1,231.62 8.000  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000541921         FFFC  GA     155,000.00   1,110.44 7.750  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000541962         FFFC  OH     131,000.00   1,018.90 8.625  10/25/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000541978         FFFC  IL      34,000.00     264.45 8.625  10/27/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000542002         FFFC  VT      80,000.00     679.99 9.625  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000542006         FFFC  TN     141,100.00   1,023.07 7.875  12/09/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000542019         FFFC  NY      47,860.00     415.59 9.875  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000542042         FFFC  MI      93,000.00     639.37 8.250  10/25/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000542051         FFFC  TN      51,500.00     423.68 9.250  11/01/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000542052         FFFC  IN     200,000.00   1,520.14 8.375  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000542072         FFFC  GA      50,000.00     353.90 7.625  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000542107         FFFC  IL     231,150.00   1,420.61 7.375  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000542120         FFFC  MI     114,500.00     742.64 6.750  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000542122         FFFC  NY      69,991.00     556.88 8.875  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000542133         FFFC  WA     242,000.00   1,775.71 8.000  10/24/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000542138         FFFC  WI      72,300.00     568.78 8.750  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000542148         FFFC  SC     131,000.00     995.69 8.375  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000542152         FFFC  OH      94,400.00     727.67 9.250  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000542154         FFFC  FL     270,000.00   1,856.25 8.250  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000542155         FFFC  NC      59,000.00     485.38 9.250  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000542159         FFFC  NY     600,000.00   4,298.47 7.750  10/24/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000542165         FFFC  NC      99,000.00     711.56 8.625  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000542186         FFFC  OH      63,000.00     462.27 7.999  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000542198         FFFC  NY     530,000.00   3,526.10 7.000  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000542220         FFFC  NY      50,000.00     366.88 8.000  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000542221         FFFC  TX     135,000.00   1,086.24 9.000  10/21/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000542236         FFFC  NY      57,240.00     420.01 8.000  12/09/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000542298         FFFC  FL     526,700.00   3,291.87 7.500  12/01/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000542404         FFFC  TX     175,200.00   1,131.50 7.750  10/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000542435         FFFC  IA      52,000.00     377.04 7.875  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000542524         FFFC  NY      36,020.00     270.61 8.250  12/13/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000542529         FFFC  NJ     135,000.00   1,074.12 8.875  11/02/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000542533         FFFC  IA      55,500.00     431.67 8.625  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000542534         FFFC  IL     215,000.00   1,545.31 8.625  10/21/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000542546         FFFC  IL      84,500.00     616.15 8.750  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000542548         FFFC  IA      75,500.00     587.23 8.625  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000542557         FFFC  SC     110,000.00     698.96 7.625  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000542601         FFFC  OH      90,000.00     716.08 8.875  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000542615         FFFC  NJ     250,000.00   1,989.11 8.875  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000542617         FFFC  IL     141,620.00   1,026.84 7.875  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000542650         FFFC  SC      73,500.00     539.32 8.000  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000542656         FFFC  SC     129,950.00     974.52 8.999  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000542675         FFFC  NC     109,000.00     799.04 7.990  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000542709         FFFC  NC      97,000.00     666.87 8.250  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000542715         FFFC  SC      89,900.00     707.24 8.750  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000542716         FFFC  NY     153,700.00   1,236.70 9.000  11/02/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000542720         FFFC  OH     128,000.00     939.21 7.999  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000542738         FFFC  NY      71,000.00     496.44 7.500  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000542758         FFFC  LA     186,680.00   1,586.76 9.625  10/27/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000542780         FFFC  KY      63,000.00     495.62 8.750  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000542806         FFFC  OH     135,000.00     978.84 7.875  10/24/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000542809         FFFC  NC     316,000.00   2,172.50 8.250  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000542892         FFFC  OK      51,000.00     396.67 8.625  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000542920         FFFC  GA     551,000.00   4,139.48 8.250  10/21/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000543003         FFFC  CA     470,000.00   2,986.46 7.625  11/29/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000543013         FFFC  IN      92,000.00     715.57 8.625  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000543019         FFFC  TN     145,000.00     996.87 8.250  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000543020         FFFC  PA      48,000.00     369.08 8.500  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000543053         FFFC  WI      75,000.00     549.80 7.990  10/31/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000543087         FFFC  WI     180,000.00   1,416.06 8.750  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000543098         FFFC  FL     350,000.00   2,722.26 8.625  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000543157         FFFC  IL     223,000.00   1,556.35 8.375  11/02/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000543162         FFFC  OH      84,000.00     645.89 8.500  11/01/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000543170         FFFC  GA     153,000.00   1,122.66 8.000  10/28/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000543172         FFFC  FL     106,000.00     828.12 9.375  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000543182         FFFC  MI      75,000.00     543.80 7.875  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000543184         FFFC  TX      45,000.00     310.80 7.375  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000543210         FFFC  KY      80,000.00     608.06 8.375  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000543227         FFFC  IL      47,000.00     382.41 9.125  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000543281         FFFC  MD     265,000.00   2,037.62 8.500  11/02/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000543300         FFFC  MI     203,000.00   1,560.89 8.500  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000543310         FFFC  MI     106,000.00     750.26 7.625  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000543337         FFFC  MI      90,000.00     716.08 8.875  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000543346         FFFC  AR     105,900.00     929.35 10.000 10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000543353         FFFC  MI     165,000.00   1,210.71 8.000  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000543381         FFFC  GA     183,000.00   1,423.36 8.625  10/25/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000543409         FFFC  MI     100,000.00     786.70 8.750  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000543441         FFFC  MI     307,150.00   1,919.69 7.500  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000543492         FFFC  TX     179,000.00   1,408.19 8.750  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000543594         FFFC  NM      93,000.00     739.95 8.875  10/25/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000543604         FFFC  MI     176,000.00   1,353.29 8.500  12/08/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000543620         FFFC  CA     340,000.00   2,644.49 8.625  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000543668         FFFC  IN      80,000.00     615.13 8.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000543672         FFFC  IN      86,900.00     668.19 8.500  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000543737         FFFC  PA     382,000.00   2,937.25 8.500  10/21/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000543740         FFFC  IL      50,000.00     402.31 9.000  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000543751         FFFC  NH     201,400.00   1,513.05 8.250  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000543773         FFFC  TN      50,000.00     402.31 9.000  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000543776         FFFC  CT     159,000.00   1,175.94 8.875  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000543848         FFFC  AR      87,500.00     759.81 9.875  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000543863         FFFC  AL     102,000.00     885.72 9.875  10/21/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000543873         FFFC  OH     132,900.00     858.31 7.750  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000543894         FFFC  OH     116,000.00     912.57 8.750  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000543921         FFFC  IL     184,000.00   1,225.13 7.990  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000543974         FFFC  WY      57,900.00     486.85 9.500  10/21/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000543979         FFFC  IN     105,000.00     765.62 8.750  10/22/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000544148         FFFC  FL     179,900.00   1,442.95 9.625  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000544167         FFFC  AL      78,000.00     648.76 9.375  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000544174         FFFC  TX     125,000.00     859.37 8.250  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000544175         FFFC  FL     648,900.00   4,481.79 7.375  12/15/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000544187         FFFC  MN     197,000.00   1,462.72 8.125  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000544220         FFFC  IL     125,000.00     950.09 8.375  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000544224         FFFC  OH      76,000.00     604.69 8.875  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000544257         FFFC  NY      59,000.00     506.90 9.750  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000544273         FFFC  OH      77,500.00     589.06 8.375  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000544297         FFFC  NC      72,000.00     566.42 8.750  10/27/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000544316         FFFC  NY      59,900.00     471.23 8.750  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000544331         FFFC  OH     128,000.00     984.21 8.500  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000544350         FFFC  OH     114,200.00     797.02 8.375  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000544352         FFFC  CA     445,000.00   3,343.14 8.250  11/02/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000544394         FFFC  NC     135,950.00   1,118.43 9.250  10/24/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000544401         FFFC  NY     104,700.00     833.04 8.875  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000544403         FFFC  FL     120,000.00     901.52 8.250  11/01/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000544406         FFFC  SC     185,000.00   1,373.62 8.125  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000544435         FFFC  SC     100,200.00     726.52 7.875  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000544439         FFFC  CA     469,000.00   2,784.69 7.125  10/25/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000544458         FFFC  NC     146,500.00   1,114.01 9.125  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000544459         FFFC  KY     138,500.00     952.19 8.250  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000544462         FFFC  NC     122,000.00     853.04 7.500  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000544502         FFFC  CA     291,000.00   2,030.94 8.375  11/11/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000544514         FFFC  IL     110,000.00     865.37 8.750  10/25/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000544555         FFFC  NY      51,000.00     356.60 7.500  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000544571         FFFC  CA     270,000.00   2,221.22 9.250  10/25/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000544621         FFFC  MA     595,000.00   5,166.67 9.875  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000544627         FFFC  MN      46,500.00     361.67 8.625  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000544636         FFFC  OH      45,800.00     461.13 8.875  11/10/2005  01/01/2006  12/01/2020          FFFC122905   FFMLT2006-FFH1
4000544639         FFFC  GA     109,000.00     760.73 8.375  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000544643         FFFC  MN      75,900.00     583.61 8.500  11/02/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000544647         FFFC  MA     205,000.00   1,468.65 7.750  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000544656         FFFC  NY     212,000.00   1,537.15 7.875  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000544662         FFFC  NY      72,300.00     568.78 8.750  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000544664         FFFC  MD     430,000.00   3,382.81 8.750  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000544672         FFFC  MO      73,000.00     535.60 7.999  10/31/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000544694         FFFC  IN      75,000.00     623.81 9.375  10/25/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000544725         FFFC  FL     126,450.00     927.76 7.999  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000544733         FFFC  WV      42,000.00     319.23 8.375  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000544740         FFFC  IN      45,000.00     399.07 10.125 11/02/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000544745         FFFC  AL      60,000.00     461.35 8.500  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000544747         FFFC  VA     170,000.00   1,115.63 7.875  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000544758         FFFC  IL     108,000.00     849.64 8.750  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000544761         FFFC  TN      56,200.00     397.78 7.625  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000544788         FFFC  NY     350,000.00   2,447.25 7.500  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000544816         FFFC  MO      69,900.00     556.16 8.875  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000544820         FFFC  GA     124,000.00   1,065.35 9.750  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000544853         FFFC  NY      76,000.00     645.99 9.625  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000544877         FFFC  GA     182,000.00   1,303.87 7.750  10/31/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000544908         FFFC  CA     521,000.00   3,510.07 7.125  10/25/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000544949         FFFC  GA     130,000.00     988.09 8.375  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000545032         FFFC  OH      92,900.00     730.84 8.750  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000545080         FFFC  CA     261,000.00   1,937.92 8.125  11/01/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000545095         FFFC  IL     700,000.00   5,569.51 8.875  10/24/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000545118         FFFC  FL     218,000.00   1,544.17 8.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000545120         FFFC  NY     115,000.00     935.68 9.125  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000545131         FFFC  CA     352,950.00   2,279.47 7.750  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000545140         FFFC  RI     240,000.00   1,845.39 8.500  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000545192         FFFC  MI      67,000.00     527.09 8.750  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000545202         FFFC  IN      74,000.00     588.78 8.875  10/25/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000545219         FFFC  OH      69,000.00     536.67 8.625  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000545228         FFFC  PA      40,000.00     343.66 9.750  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000545271         FFFC  OH      74,000.00     539.58 8.750  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000545300         FFFC  IL      96,000.00     729.67 8.375  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000545316         FFFC  CA     549,000.00   3,717.19 8.125  11/01/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000545334         FFFC  GA     190,395.00   1,487.46 9.375  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000545337         FFFC  OR     609,850.00   4,192.72 8.250  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000545403         FFFC  CA     548,500.00   3,652.10 7.990  10/20/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000545438         FFFC  OH      84,900.00     636.75 9.000  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000545458         FFFC  NH     211,000.00   1,622.41 8.500  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000545493         FFFC  MA     334,000.00   2,421.73 7.875  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000545500         FFFC  TX     185,000.00   1,325.36 7.750  10/25/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000545504         FFFC  PA     285,000.00   2,191.40 8.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000545507         FFFC  FL     370,000.00   2,910.79 8.750  11/19/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000545511         FFFC  MO      68,500.00     526.71 8.500  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000545551         FFFC  ME     133,000.00   1,058.21 8.875  11/01/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000545577         FFFC  DE     266,950.00   2,244.66 9.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000545584         FFFC  MO      75,000.00     570.05 8.375  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000545591         FFFC  IL      40,000.00     336.34 9.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000545601         FFFC  OH      68,000.00     510.86 8.250  10/25/2005  12/01/2005  11/01/2035          FFFC112905B  FFMLT2006-FFH1
4000545606         FFFC  NY      84,799.00     682.31 9.000  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000545608         FFFC  NC     132,600.00   1,019.58 8.500  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000545627         FFFC  CO      70,000.00     483.47 7.375  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000545630         FFFC  NC     101,750.00     809.57 8.875  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000545648         FFFC  OH      70,000.00     538.24 8.500  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000545658         FFFC  IA     104,900.00     778.88 8.125  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000545668         FFFC  MI     168,000.00     997.50 7.125  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000545674         FFFC  MO     430,000.00   3,421.27 8.875  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000545697         FFFC  IL      45,100.00     327.01 7.875  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000545714         FFFC  IL     170,000.00   1,239.58 8.750  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000545718         FFFC  MO     116,900.00     888.52 8.375  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000545771         FFFC  WV      50,000.00     371.25 8.125  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000545810         FFFC  CA     130,000.00     875.83 7.125  10/25/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000545846         FFFC  OH      78,600.00     597.42 8.375  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000545851         FFFC  PA     135,000.00   1,002.37 8.125  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000545858         FFFC  OH      39,000.00     310.30 8.875  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000545867         FFFC  IL     200,000.00   1,466.14 7.990  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000545874         FFFC  FL     240,000.00   1,875.00 9.375  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000545875         FFFC  KY     125,000.00     917.20 7.999  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000545892         FFFC  NC     115,000.00     813.96 7.625  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000545906         FFFC  IL     332,000.00   2,181.00 6.875  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000545918         FFFC  OH     105,000.00     734.18 7.500  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000545921         FFFC  WI     200,000.00   1,520.14 8.375  10/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000545925         FFFC  IN      92,500.00     670.69 7.875  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000545939         FFFC  NC     100,000.00     777.79 8.625  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000545943         FFFC  TX     150,000.00   1,023.26 7.250  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000545948         FFFC  NJ     260,000.00   1,733.33 8.000  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000545949         FFFC  IA     123,000.00     891.84 7.875  11/01/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000545962         FFFC  NY      82,000.00     630.51 8.500  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000545982         FFFC  KY      93,500.00     743.93 8.875  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000545983         FFFC  NJ     192,600.00   1,364.25 8.500  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000545985         FFFC  OH     100,000.00     742.50 8.125  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000546022         FFFC  MO     128,000.00     905.98 7.625  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000546048         FFFC  AZ     156,000.00   1,241.21 8.875  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000546050         FFFC  NJ     377,500.00   2,673.96 8.500  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000546070         FFFC  MI      87,500.00     688.36 8.750  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000546078         FFFC  OH      68,000.00     510.86 8.250  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000546091         FFFC  KY     115,000.00     874.08 8.375  10/31/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000546106         FFFC  NC      97,400.00     689.39 7.625  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000546141         FFFC  NJ     157,500.00   1,310.01 9.375  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000546162         FFFC  FL     337,000.00   2,948.75 10.500 11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000546167         FFFC  SC     168,000.00   1,172.50 8.375  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000546170         FFFC  NC      91,400.00     552.21 7.250  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000546218         FFFC  SC      98,000.00     685.23 7.500  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000546219         FFFC  KY     124,400.00     956.53 8.500  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000546241         FFFC  SC      93,000.00     650.27 7.500  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000546244         FFFC  PA      65,000.00     471.30 7.875  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000546245         FFFC  SC     134,100.00   1,043.02 8.625  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000546252         FFFC  MI      74,500.00     619.65 9.375  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000546253         FFFC  OH      69,900.00     549.90 8.750  11/03/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000546274         FFFC  OH     147,000.00   1,071.88 8.750  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000546368         FFFC  TN     137,000.00   1,013.23 8.875  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000546433         FFFC  MI      56,000.00     410.91 8.000  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000546437         FFFC  IL      58,000.00     451.12 8.625  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000546451         FFFC  IN      43,000.00     385.32 10.250 11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000546459         FFFC  IN     182,000.00   1,364.85 8.999  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000546488         FFFC  OH      65,000.00     511.36 8.750  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000546525         FFFC  IN     103,800.00     788.95 8.375  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000546528         FFFC  NJ     174,900.00   1,238.88 8.500  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000546531         FFFC  OH      56,400.00     458.89 9.125  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000546535         FFFC  IN      73,500.00     584.80 8.875  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000546557         FFFC  CA     220,000.00   1,849.88 9.500  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000546564         FFFC  AL     144,000.00   1,197.72 9.375  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000546582         FFFC  GA     101,000.00     785.57 8.625  11/28/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000546604         FFFC  NY      52,000.00     423.09 9.125  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000546605         FFFC  FL     157,000.00   1,161.15 8.875  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000546630         FFFC  IN     178,000.00   1,352.93 8.375  10/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000546656         FFFC  MD     649,000.00   4,394.27 8.125  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000546684         FFFC  NE      49,000.00     416.49 9.625  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000546687         FFFC  OH     170,000.00   1,352.60 8.875  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000546703         FFFC  MA     266,000.00   1,882.73 7.625  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000546720         FFFC  NY     152,000.00   1,264.26 9.375  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000546721         FFFC  FL     194,290.00   1,292.49 6.999  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000546761         FFFC  NJ     250,000.00   1,621.50 6.750  10/31/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000546766         FFFC  IL     210,000.00   1,596.15 8.375  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000546768         FFFC  OH      74,500.00     633.24 9.625  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000546815         FFFC  TX      96,000.00     842.40 9.999  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000546830         FFFC  NM     103,500.00     805.01 8.625  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000546842         FFFC  SD      88,000.00     716.00 9.125  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000546844         FFFC  TX      68,500.00     538.89 8.750  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000546856         FFFC  MA     265,000.00   1,711.46 7.750  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000546861         FFFC  IN      69,900.00     506.82 7.875  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000546864         FFFC  MD     389,900.00   2,599.01 7.999  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000546911         FFFC  KY      60,600.00     548.68 10.375 10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000546920         FFFC  TN     155,000.00   1,275.52 9.875  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000546959         FFFC  IN      67,000.00     533.08 8.875  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547048         FFFC  FL     163,000.00   1,167.75 7.750  10/27/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000547055         FFFC  MO      47,000.00     403.80 9.750  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547073         FFFC  IN     134,500.00   1,034.19 8.500  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547080         FFFC  OK      94,300.00     667.45 7.625  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547113         FFFC  OH      85,000.00     631.12 8.125  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547115         FFFC  OH      74,000.00     582.16 8.750  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547116         FFFC  OH      92,000.00     667.06 7.875  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547120         FFFC  OH     102,000.00     895.05 9.999  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547141         FFFC  PA      60,000.00     477.39 8.875  11/01/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000547145         FFFC  OH      42,400.00     356.52 9.500  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547151         FFFC  MI      75,000.00     562.44 8.999  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547169         FFFC  MI     148,500.00     974.53 7.875  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547194         FFFC  OH      92,000.00     699.27 8.375  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547195         FFFC  MD     158,700.00   1,392.71 10.000 11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547199         FFFC  GA     194,659.70   1,394.57 7.750  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547222         FFFC  GA     116,700.00     846.16 7.875  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547228         FFFC  GA     132,000.00     911.69 7.375  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547249         FFFC  FL     132,700.00   1,008.62 8.375  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547261         FFFC  MI     131,500.00     930.75 7.625  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547268         FFFC  CA     340,000.00   2,465.24 7.875  10/21/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547270         FFFC  SC     148,050.00   1,164.71 8.750  10/25/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547278         FFFC  OH      69,500.00     497.91 7.750  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547283         FFFC  AR      58,500.00     465.45 8.750  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547284         FFFC  KY     111,000.00     933.35 9.500  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547289         FFFC  NY      32,900.00     258.82 8.750  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547296         FFFC  WI      70,900.00     583.28 9.250  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547320         FFFC  OH     135,400.00     987.29 8.750  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547335         FFFC  TX      61,000.00     501.83 9.250  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547343         FFFC  WI      89,000.00     708.12 8.875  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547361         FFFC  OH      82,000.00     623.26 8.375  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547365         FFFC  TX      74,000.00     602.09 9.125  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547376         FFFC  OK      79,900.00     642.89 9.000  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547381         FFFC  PA      74,094.00     569.72 8.500  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547406         FFFC  OH     120,000.00     944.04 8.750  11/01/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000547433         FFFC  TN      82,000.00     637.79 8.625  11/23/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000547489         FFFC  NY     122,500.00     941.92 8.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547493         FFFC  OH      63,000.00     380.63 7.250  11/16/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000547502         FFFC  NC      84,450.00     649.35 8.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547505         FFFC  NC      84,000.00     615.78 7.990  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547509         FFFC  MI      87,000.00     668.95 8.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547511         FFFC  NY     162,000.00   1,160.59 7.750  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547513         FFFC  NC     157,250.00   1,086.09 7.375  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547523         FFFC  OH     138,900.00   1,167.95 9.500  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547524         FFFC  MO     129,000.00   1,026.38 8.875  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547526         FFFC  MO     125,400.00     931.09 8.125  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547545         FFFC  AL      81,000.00     594.35 8.000  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547548         FFFC  PA     110,000.00     816.75 8.125  11/03/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000547564         FFFC  NJ      64,450.00     541.93 9.500  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547565         FFFC  MO      63,800.00     435.23 7.250  11/01/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547566         FFFC  FL     110,000.00     893.75 9.750  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547576         FFFC  IL     540,000.00   3,543.75 7.875  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547579         FFFC  IL     280,000.00   1,925.00 8.250  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547582         FFFC  FL     244,900.00   1,683.69 8.250  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547599         FFFC  NC     196,150.00   1,388.34 7.625  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547603         FFFC  OH      84,000.00     675.82 8.999  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547604         FFFC  NC      90,000.00     716.08 8.875  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547608         FFFC  NC      89,000.00     732.40 9.875  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547610         FFFC  WI      66,000.00     573.11 9.875  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547616         FFFC  PA      99,000.00     787.69 8.875  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547617         FFFC  TX     233,950.00   1,696.30 7.875  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547637         FFFC  NY      63,000.00     492.19 9.375  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547666         FFFC  OH      42,250.00     328.62 8.625  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547682         FFFC  PA     256,000.00   1,945.78 8.375  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547691         FFFC  OH     100,000.00     760.07 8.375  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547714         FFFC  MI     166,900.00   1,152.74 7.375  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547728         FFFC  NC     153,850.00   1,182.97 8.500  11/01/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000547729         FFFC  OH     105,000.00     689.06 7.875  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547747         FFFC  SC     143,000.00   1,132.08 9.500  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547753         FFFC  GA     187,050.00   1,285.97 8.250  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547760         FFFC  NC     323,900.00   2,490.51 8.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547774         FFFC  NC     152,000.00   1,347.97 10.125 10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547775         FFFC  OH     108,900.00     837.35 8.500  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547778         FFFC  NC     129,000.00   1,026.38 8.875  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547792         FFFC  FL     240,000.00   1,678.11 7.500  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547798         FFFC  WI     189,000.00   1,537.77 9.125  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547822         FFFC  OH     107,000.00     803.86 8.250  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547826         FFFC  NC     345,650.00   2,592.35 8.999  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547844         FFFC  NC     124,700.00     909.27 8.750  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547846         FFFC  NC      84,800.00     607.52 7.750  10/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547866         FFFC  NC     115,000.00     914.99 8.875  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547868         FFFC  PA      98,000.00     832.99 9.625  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547869         FFFC  SC      95,000.00     738.90 8.625  11/02/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000547879         FFFC  OH     235,000.00   1,703.91 7.875  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547885         FFFC  TX      72,000.00     553.62 8.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547889         FFFC  OH     146,000.00   1,201.11 9.250  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547895         FFFC  PA      97,900.00     868.20 10.125 11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547896         FFFC  SC     400,000.00   2,458.33 7.375  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547900         FFFC  NC     133,000.00   1,106.23 9.375  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547911         FFFC  KY     140,500.00   1,126.93 9.625  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547933         FFFC  NY     137,500.00   1,081.71 8.750  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547967         FFFC  IN      63,200.00     469.26 8.125  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547972         FFFC  OH     190,000.00   1,296.13 7.250  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547983         FFFC  GA     122,500.00     854.95 8.375  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547987         FFFC  MI     129,000.00     765.94 7.125  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000547993         FFFC  IN      55,000.00     497.97 10.375 10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000547997         FFFC  IN     113,000.00     858.88 8.375  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000548003         FFFC  IN      92,000.00     731.99 8.875  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000548016         FFFC  GA     185,000.00   1,357.46 8.000  11/02/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000548029         FFFC  NY      89,900.00     699.23 8.625  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000548038         FFFC  WA     239,000.00   1,944.58 9.125  10/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000548047         FFFC  MN     205,000.00   1,612.74 8.750  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000548059         FFFC  GA      95,000.00     730.47 8.500  10/28/2005  12/01/2005  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000548078         FFFC  VA     134,930.00   1,037.49 8.500  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000548084         FFFC  IN      64,000.00     480.00 9.000  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000548139         FFFC  GA     133,700.00     891.33 8.000  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000548168         FFFC  KY      78,500.00     617.56 8.750  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000548187         FFFC  CA     299,860.00   2,405.13 9.625  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000548194         FFFC  MI     134,000.00     983.15 7.999  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000548215         FFFC  MI     600,000.00   4,560.43 8.375  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000548244         FFFC  PA     110,000.00     797.58 7.875  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000548259         FFFC  MI     232,100.00   1,547.14 7.999  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000548291         FFFC  GA     224,000.00   1,642.07 7.990  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000548306         FFFC  NY     132,500.00   1,007.10 8.375  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000548364         FFFC  GA     180,000.00   1,336.49 8.125  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000548367         FFFC  NJ     221,550.00   1,615.47 8.750  11/01/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000548385         FFFC  OK     103,900.00     798.90 8.500  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000548392         FFFC  TX     108,000.00     917.99 9.625  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000548415         FFFC  OH     141,000.00   1,010.14 7.750  10/27/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000548418         FFFC  IL     330,000.00   2,307.41 7.500  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000548445         FFFC  OH      85,000.00     655.21 9.250  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000548453         FFFC  IN      70,000.00     607.84 9.875  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000548460         FFFC  TX      65,000.00     558.45 9.750  11/11/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000548479         FFFC  OR     365,000.00   2,428.35 7.000  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000548499         FFFC  GA     107,000.00     813.28 8.375  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000548513         FFFC  AL     348,650.00   2,711.76 8.625  10/31/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000548555         FFFC  CA     300,000.00   2,097.64 7.500  11/11/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000548575         FFFC  IN     107,500.00     903.92 9.500  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000548576         FFFC  ID      49,000.00     341.98 8.375  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000548624         FFFC  IN      53,600.00     402.68 8.250  11/01/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000548625         FFFC  IN     106,000.00     815.05 8.500  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000548663         FFFC  OH     278,500.00   2,141.42 8.500  11/01/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000548665         FFFC  KY     184,900.00   1,438.13 8.625  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000548673         FFFC  AR     125,000.00     928.12 8.125  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000548677         FFFC  KS      68,900.00     516.75 9.000  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000548683         FFFC  KS     128,000.00   1,099.72 9.750  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000548733         FFFC  IL     140,000.00   1,088.91 8.625  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000548745         FFFC  MS      62,000.00     510.06 9.250  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000548749         FFFC  IN      60,000.00     440.22 7.999  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000548756         FFFC  MI     155,000.00   1,178.11 8.375  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000548803         FFFC  MN     226,000.00   1,859.25 9.250  10/25/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000548827         FFFC  ID      85,000.00     672.92 9.500  11/02/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000548829         FFFC  TN     170,000.00   1,217.90 7.750  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000548842         FFFC  NY     170,000.00   1,159.70 7.250  11/01/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000548843         FFFC  IL      81,000.00     695.92 9.750  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000548848         FFFC  MD     365,000.00   2,281.25 7.500  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000548856         FFFC  TN     245,000.00   1,960.85 9.375  11/25/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000548863         FFFC  NJ     380,000.00   2,810.42 8.875  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000548865         FFFC  IN      62,000.00     454.89 7.999  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000548873         FFFC  CA     710,000.00   5,776.79 9.125  11/02/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000548874         FFFC  IN     117,900.00     749.16 7.625  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000548879         FFFC  IL      75,000.00     549.80 7.990  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000548885         FFFC  MO      94,000.00     747.91 8.875  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000548910         FFFC  KS     112,000.00     863.33 9.250  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000548939         FFFC  IA      94,900.00     663.55 7.500  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000548941         FFFC  NC     110,900.00     842.92 8.375  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000548950         FFFC  NC      99,900.00     655.59 7.875  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000548965         FFFC  CA     237,000.00   1,900.94 9.625  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000549018         FFFC  PA     185,000.00   1,471.94 8.875  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000549026         FFFC  TX      85,000.00     638.58 8.250  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000549123         FFFC  NY     160,000.00   1,216.12 8.375  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000549135         FFFC  UT     270,000.00   1,864.82 7.375  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000549146         FFFC  IL     220,000.00   1,789.99 9.125  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000549160         FFFC  NC      64,000.00     509.21 8.875  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000549164         FFFC  PA     212,000.00   1,574.09 8.125  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000549170         FFFC  WI     150,000.00   1,140.11 8.375  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000549191         FFFC  IN     125,500.00     899.10 7.750  10/28/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000549201         FFFC  IN     264,900.00   2,129.54 8.990  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000549214         FFFC  TX      79,900.00     614.36 8.500  11/01/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000549262         FFFC  NC      55,000.00     482.66 10.000 10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000549301         FFFC  OH      66,500.00     540.31 9.750  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000549314         FFFC  OH     115,000.00     904.71 8.750  10/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000549338         FFFC  MO     163,000.00   1,296.90 8.875  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000549353         FFFC  SD      49,991.00     411.26 9.250  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000549391         FFFC  OH     229,000.00   1,822.03 8.875  10/31/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000549403         FFFC  CA     405,000.00   3,258.43 8.999  10/21/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000549407         FFFC  OH     205,000.00   1,516.15 8.875  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000549416         FFFC  MI     150,000.00   1,193.47 8.875  11/02/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000549436         FFFC  CA     685,000.00   4,848.39 7.625  10/24/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000549446         FFFC  UT      99,500.00     580.42 7.000  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000549453         FFFC  CA     410,000.00   3,044.24 8.125  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000549464         FFFC  SC      78,500.00     596.93 9.125  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000549466         FFFC  IL     190,000.00   1,504.17 9.500  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000549467         FFFC  MA     185,000.00   1,348.96 8.750  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000549470         FFFC  MI      74,050.00     595.82 9.000  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000549515         FFFC  SC      92,500.00     694.92 8.250  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000549518         FFFC  KY      94,000.00     697.95 8.125  12/01/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000549523         FFFC  NC     262,000.00   1,809.57 7.375  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000549540         FFFC  SC      95,900.00     709.26 8.875  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000549545         FFFC  NC     172,550.00   1,114.39 7.750  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000549548         FFFC  KY     175,000.00   1,403.65 9.625  10/27/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000549597         FFFC  OH      86,750.00     667.03 8.500  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000549599         FFFC  MN      88,000.00     661.11 8.250  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000549606         FFFC  MA     237,000.00   1,579.80 7.999  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000549628         FFFC  MI     128,000.00     773.33 7.250  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000549632         FFFC  OH      97,200.00     730.23 8.250  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000549637         FFFC  MI      90,000.00     781.51 9.875  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000549653         FFFC  KY      44,900.00     357.24 8.875  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000549677         FFFC  PA      77,000.00     633.46 9.250  10/31/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000549716         FFFC  GA     565,000.00   4,444.86 8.750  10/31/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000549742         FFFC  IL     132,400.00   1,113.29 9.500  11/02/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000549773         FFFC  KY      42,000.00     357.00 9.625  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000549786         FFFC  GA      84,000.00     594.55 7.625  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000549853         FFFC  TN     126,000.00     980.02 8.625  10/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000549854         FFFC  MD     169,000.00   1,210.74 7.750  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000549862         FFFC  AL     117,900.00   1,002.14 9.625  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000549869         FFFC  IL      51,000.00     414.95 9.125  11/02/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000549879         FFFC  OH     220,000.00   1,397.92 7.625  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000549924         FFFC  TX      65,000.00     576.43 10.125 11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000549925         FFFC  MO      51,900.00     412.94 8.875  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000549977         FFFC  IN      60,000.00     466.67 8.625  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000549988         FFFC  OH      70,000.00     519.75 8.125  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000549991         FFFC  MI     197,000.00   1,600.63 9.750  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000549992         FFFC  MD     165,000.00   1,196.36 7.875  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000550026         FFFC  TX      67,900.00     558.60 9.250  11/01/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000550032         FFFC  IN     170,740.00   1,209.41 8.500  11/02/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000550050         FFFC  TX     119,500.00     929.46 8.625  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000550053         FFFC  IN      89,500.00     664.53 8.125  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000550069         FFFC  NV     257,900.00   2,005.92 8.625  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000550113         FFFC  FL     151,900.00     981.02 7.750  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000550134         FFFC  IN      81,000.00     644.47 8.875  11/02/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000550136         FFFC  NY     105,000.00     835.43 8.875  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000550150         FFFC  NY      77,000.00     565.00 8.000  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000550160         FFFC  GA      86,500.00     642.26 8.125  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000550168         FFFC  AL      55,900.00     485.41 9.875  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000550173         FFFC  IN      59,500.00     462.78 8.625  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000550261         FFFC  WI     150,000.00   1,109.38 8.875  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000550325         FFFC  IN     116,750.00     778.33 8.000  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000550348         FFFC  NY      87,234.00     670.75 8.500  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000550353         FFFC  MI      66,700.00     518.79 8.625  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000550380         FFFC  VA     314,000.00   2,168.72 7.375  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000550389         FFFC  WI      89,000.00     732.18 9.250  11/11/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000550400         FFFC  WI     102,000.00     796.87 9.375  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000550401         FFFC  MI      73,000.00     567.79 8.625  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000550412         FFFC  MI     155,000.00   1,233.25 8.875  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000550431         FFFC  TN      66,000.00     501.65 8.375  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000550441         FFFC  TN     115,000.00     863.96 8.250  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000550452         FFFC  IN      77,700.00     639.22 9.250  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000550459         FFFC  IN      87,500.00     611.81 7.500  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000550463         FFFC  IN     419,900.00   3,044.57 7.875  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000550489         FFFC  TN      43,617.00     350.95 9.000  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000550492         FFFC  MI     200,000.00   1,484.99 8.125  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000550498         FFFC  OH      94,900.00     729.70 8.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000550500         FFFC  VA     129,950.00     908.63 7.500  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000550503         FFFC  IN      94,000.00     764.82 9.125  11/01/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000550508         FFFC  GA      60,900.00     495.50 9.125  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000550513         FFFC  OH     115,750.00     973.29 9.500  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000550519         FFFC  AR      96,500.00     820.24 9.625  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000550542         FFFC  IL     132,300.00     982.32 8.125  11/02/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000550585         FFFC  TX     105,500.00     783.33 8.125  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000550611         FFFC  OH     185,000.00   1,368.23 8.875  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000550640         FFFC  SC     130,500.00     901.33 7.375  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000550648         FFFC  IA      61,300.00     444.47 7.875  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000550652         FFFC  SC     121,000.00   1,028.49 9.625  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000550653         FFFC  IA     173,550.00   1,247.39 8.625  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000550688         FFFC  NY      65,960.00     501.34 8.375  12/01/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000550693         FFFC  OH     145,000.00   1,140.72 8.750  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000550713         FFFC  OH     266,900.00   1,912.10 7.750  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000550722         FFFC  NM      53,000.00     375.13 7.625  12/06/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000550726         FFFC  CO     204,000.00   1,479.14 7.875  11/01/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000550730         FFFC  MN     226,000.00   1,553.75 8.250  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000550739         FFFC  OH      97,000.00     720.22 8.125  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000550781         FFFC  KS      55,000.00     379.87 7.375  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000550846         FFFC  OH     102,000.00     828.75 9.750  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000550851         FFFC  AL      94,500.00     760.30 8.999  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000550889         FFFC  NY      42,000.00     334.17 8.875  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000550891         FFFC  IL      76,500.00     601.83 8.750  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000550894         FFFC  PA      85,000.00     753.80 10.125 10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000550931         FFFC  MI      95,000.00     764.39 9.000  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000550973         FFFC  NC     113,200.00     840.51 8.125  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000550983         FFFC  IL     132,000.00     852.50 7.750  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000550985         FFFC  NY      81,900.00     688.66 9.500  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000550996         FFFC  SC      84,900.00     619.06 8.750  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000550999         FFFC  NJ      71,900.00     578.52 9.000  11/03/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000551003         FFFC  MI     163,000.00   1,253.33 8.500  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000551010         FFFC  CO      58,000.00     445.97 8.500  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000551027         FFFC  PA     199,900.00   1,432.11 7.750  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000551046         FFFC  AR     107,900.00     682.00 6.500  12/05/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000551062         FFFC  NY      76,000.00     564.30 8.125  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000551067         FFFC  NC     171,000.00   1,195.66 7.500  11/07/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000551088         FFFC  CT     296,500.00   2,161.98 8.750  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000551100         FFFC  NC     119,000.00     883.57 8.125  11/04/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000551104         FFFC  UT      94,500.00     757.97 9.625  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000551118         FFFC  MS      87,000.00     692.21 8.875  10/25/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000551133         FFFC  MO      60,000.00     504.51 9.500  11/12/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000551159         FFFC  NY     298,000.00   2,297.08 9.250  11/02/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000551168         FFFC  MI     232,900.00   1,576.93 8.125  11/02/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000551187         FFFC  CA     275,000.00   1,776.04 7.750  10/25/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000551199         FFFC  OH     156,200.00   1,122.69 8.625  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000551204         FFFC  SC     115,400.00     787.23 7.250  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000551209         FFFC  MI     245,000.00   1,480.21 7.250  11/01/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000551212         FFFC  NC     120,000.00     839.06 7.500  11/02/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000551213         FFFC  OH     162,500.00   1,083.32 7.999  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000551264         FFFC  NC     162,500.00   1,263.91 8.625  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000551273         FFFC  AL      92,000.00     756.86 9.250  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000551274         FFFC  FL     275,000.00   1,970.13 7.750  12/22/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000551282         FFFC  OH     105,000.00     788.83 8.250  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000551286         FFFC  NC     124,000.00     942.92 9.125  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000551289         FFFC  NC      72,000.00     566.42 8.750  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000551303         FFFC  MO     300,000.00   2,201.27 7.999  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000551313         FFFC  PA     110,000.00     875.21 8.875  11/01/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000551315         FFFC  MN     175,000.00   1,314.72 8.250  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000551324         FFFC  NC     115,900.00     893.40 9.250  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000551326         FFFC  NJ     360,000.00   2,455.83 7.250  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000551327         FFFC  MI      91,000.00     683.65 8.250  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000551330         FFFC  NC     186,000.00   1,298.13 8.375  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000551333         FFFC  IL     255,000.00   1,859.37 8.750  10/26/2005  12/01/2005  11/01/2020          FFFC112905A  FFMLT2006-FFH1
4000551334         FFFC  NC     312,850.00   2,517.26 9.000  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000551339         FFFC  SC     110,050.00     826.77 8.250  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000551355         FFFC  KY      55,500.00     446.57 9.000  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000551357         FFFC  OH     110,000.00     802.08 8.750  11/02/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000551400         FFFC  IN     182,900.00   1,216.84 7.000  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000551416         FFFC  CA     340,000.00   2,290.64 7.125  10/25/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000551419         FFFC  AL     125,000.00   1,096.87 9.999  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000551425         FFFC  MD     355,000.00   2,329.69 7.875  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000551497         FFFC  IN     160,000.00   1,160.11 7.875  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000551503         FFFC  OK      62,000.00     487.75 8.750  10/31/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000551549         FFFC  UT      48,800.00     375.23 8.500  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000551579         FFFC  OH      64,000.00     549.86 9.750  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000551593         FFFC  MI     313,000.00   2,434.48 8.625  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000551600         FFFC  NE     153,460.00   1,276.40 9.375  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000551633         FFFC  CA     280,000.00   1,957.80 7.500  10/24/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000551647         FFFC  MI      80,000.00     616.67 9.250  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000551663         FFFC  NY     337,500.00   2,625.04 8.625  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000551664         FFFC  OH     103,000.00     782.87 8.375  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000551673         FFFC  TN      67,600.00     513.81 8.375  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000551685         FFFC  IN      42,500.00     357.36 9.500  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000551701         FFFC  IN     215,000.00   1,710.64 8.875  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000551710         FFFC  GA      86,000.00     555.42 7.750  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000551721         FFFC  MI      87,000.00     578.75 6.999  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000551730         FFFC  GA     179,000.00   1,286.56 8.625  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000551751         FFFC  MI      61,000.00     444.79 8.750  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000551777         FFFC  NJ     205,000.00   1,486.39 7.875  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000551779         FFFC  IN      42,000.00     349.33 9.375  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000551781         FFFC  IL     349,500.00   2,475.63 8.500  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000551794         FFFC  VA     184,500.00   1,451.46 8.750  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000551800         FFFC  ND     131,500.00   1,011.12 8.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000551818         FFFC  MD     312,500.00   2,570.86 9.250  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000551819         FFFC  IN      79,000.00     671.49 9.625  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000551821         FFFC  TX      75,000.00     695.26 7.500  11/08/2005  01/01/2006  12/01/2020          FFFC122905   FFMLT2006-FFH1
4000551862         FFFC  MD     578,750.00   4,159.77 8.625  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000551873         FFFC  IN     100,000.00     802.08 9.625  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000551876         FFFC  GA     125,000.00     950.09 8.375  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000551902         FFFC  MN      63,000.00     547.06 9.875  11/03/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000551940         FFFC  CA     242,050.00   1,755.03 7.875  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000551959         FFFC  PA      71,200.00     572.84 8.999  11/02/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000551985         FFFC  CA     828,000.00   5,951.25 8.625  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000551986         FFFC  PA      74,468.00     592.50 8.875  11/02/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000552010         FFFC  PA     178,000.00   1,416.25 8.875  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000552014         FFFC  PA     158,000.00   1,118.31 7.625  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000552017         FFFC  PA      64,500.00     513.19 8.875  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000552025         FFFC  MI     110,000.00     845.80 8.500  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000552087         FFFC  PA      50,000.00     471.45 10.875 11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000552096         FFFC  MD     455,000.00   3,317.71 8.750  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000552103         FFFC  MI      62,900.00     445.54 8.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000552148         FFFC  MI      70,000.00     525.89 8.250  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000552196         FFFC  IL     291,650.00   2,165.49 8.125  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000552243         FFFC  IN      94,500.00     718.27 8.375  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000552258         FFFC  OR     209,100.00   1,682.45 8.999  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000552269         FFFC  NY     111,120.00     868.12 9.375  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000552286         FFFC  UT     133,900.00     902.11 7.125  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000552300         FFFC  IN     147,900.00   1,176.76 8.875  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000552326         FFFC  IN     164,125.00   1,261.98 8.500  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000552332         FFFC  MS      68,000.00     568.74 7.999  11/02/2005  01/01/2006  12/01/2025          FFFC122905   FFMLT2006-FFH1
4000552351         FFFC  IA      50,350.00     396.10 8.750  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000552362         FFFC  NC     106,200.00     751.68 7.625  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000552371         FFFC  TX     149,900.00   1,206.02 8.999  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000552376         FFFC  NC     125,000.00     972.24 8.625  11/01/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000552446         FFFC  IN     147,450.00     944.14 6.625  11/18/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000552510         FFFC  PA     121,419.00     944.38 8.625  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000552512         FFFC  PA      50,000.00     429.58 9.750  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000552513         FFFC  OH      99,900.00     812.82 9.125  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000552518         FFFC  OH     101,000.00     812.67 9.000  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000552560         FFFC  NC     114,900.00     765.90 7.999  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000552578         FFFC  OH     115,000.00     914.99 8.875  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000552580         FFFC  OH     132,000.00     980.10 8.125  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000552599         FFFC  OH     191,000.00   1,368.35 7.750  10/31/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000552610         FFFC  NC      97,000.00     745.85 8.500  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000552620         FFFC  NC     110,000.00     788.05 7.750  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000552621         FFFC  NY     589,500.00   3,930.00 8.000  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000552627         FFFC  OH     120,000.00     750.00 7.500  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000552635         FFFC  PA      60,000.00     472.02 8.750  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000552689         FFFC  NC     118,200.00     908.86 8.500  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000552707         FFFC  OH      47,000.00     386.77 9.875  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000552781         FFFC  NC     113,000.00     858.88 8.375  11/07/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000552793         FFFC  MO      83,400.00     648.68 8.625  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000552799         FFFC  OH     189,000.00   1,397.81 8.875  10/31/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000552806         FFFC  IL      92,000.00     740.25 9.000  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000552813         FFFC  NC     107,500.00     761.46 8.500  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000552834         FFFC  SC     125,000.00     994.56 8.875  11/01/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000552841         FFFC  CT     172,000.00   1,322.53 8.500  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000552862         FFFC  KY     328,000.00   2,255.00 8.250  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000552919         FFFC  TX      98,050.00     771.36 8.750  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000552939         FFFC  SC     108,200.00     732.60 8.125  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000552947         FFFC  OH      80,000.00     550.00 8.250  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000552961         FFFC  PA      60,000.00     435.04 7.875  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000552991         FFFC  UT     153,500.00   1,135.26 8.875  10/28/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000553008         FFFC  MN     245,000.00   1,840.60 8.250  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000553081         FFFC  GA      73,500.00     598.02 9.125  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000553092         FFFC  OH      93,810.00     738.00 8.750  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000553096         FFFC  GA     124,500.00     933.75 9.000  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000553105         FFFC  CA     505,000.00   3,366.25 7.999  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000553109         FFFC  CA     352,000.00   2,613.59 8.125  12/09/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000553141         FFFC  IN     149,972.00   1,031.06 8.250  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000553145         FFFC  IL      85,000.00     653.58 8.500  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000553196         FFFC  IA      70,700.00     594.48 9.500  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000553209         FFFC  IN     130,000.00   1,093.11 9.500  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000553231         FFFC  IN      75,900.00     603.89 8.875  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000553233         FFFC  MN     160,000.00   1,216.12 8.375  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000553241         FFFC  NV     135,000.00   1,062.05 8.750  11/01/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000553277         FFFC  AL      68,000.00     528.90 8.625  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000553323         FFFC  NV     230,000.00   1,707.74 8.125  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000553336         FFFC  GA     142,000.00   1,117.11 8.750  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000553426         FFFC  OH      50,000.00     364.58 8.750  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000553438         FFFC  TX      53,000.00     474.93 10.250 11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000553439         FFFC  PA      82,680.00     695.22 9.500  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000553494         FFFC  IN      86,500.00     665.11 8.500  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000553505         FFFC  IN      86,000.00     661.27 8.500  11/30/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000553508         FFFC  IN     237,900.00   1,561.22 7.875  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000553509         FFFC  IN      78,500.00     660.07 9.500  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000553545         FFFC  AL     131,500.00   1,093.75 9.375  11/03/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000553557         FFFC  IL     270,000.00   2,221.22 9.250  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000553559         FFFC  IN      42,000.00     337.94 9.000  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000553570         FFFC  IL     145,000.00   1,192.88 9.250  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000553577         FFFC  MD     418,000.00   2,830.21 8.125  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000553616         FFFC  WI     177,000.00   1,329.74 8.250  11/02/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000553621         FFFC  KY      57,500.00     473.04 9.250  11/02/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000553699         FFFC  OH      57,000.00     388.84 7.250  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000553709         FFFC  IN      70,000.00     563.19 8.999  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000553787         FFFC  UT      80,000.00     516.67 7.750  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000553803         FFFC  CA     364,000.00   2,464.58 8.125  10/28/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000553815         FFFC  MS     161,000.00   1,207.50 9.000  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000553816         FFFC  VA     883,950.00   5,432.61 7.375  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000553892         FFFC  GA      68,000.00     541.04 8.875  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000553915         FFFC  TX      85,000.00     638.58 8.250  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000553954         FFFC  OR     213,900.00   1,559.69 8.750  10/28/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000553978         FFFC  TX     113,000.00     858.88 8.375  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000553984         FFFC  IN      73,000.00     613.82 9.500  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000553999         FFFC  SD     124,000.00     904.17 8.750  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000554003         FFFC  OH      82,000.00     667.18 9.125  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000554050         FFFC  NV     224,700.00   1,685.06 8.999  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000554107         FFFC  GA      73,000.00     577.92 9.500  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000554142         FFFC  SC     125,000.00     917.21 8.000  11/01/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000554146         FFFC  NC     163,650.00   1,210.33 8.875  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000554175         FFFC  NY      59,700.00     443.27 8.125  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000554177         FFFC  AL      87,900.00     739.11 9.500  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000554178         FFFC  OH     110,000.00     788.05 7.750  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000554181         FFFC  KY     124,000.00     856.44 7.375  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000554186         FFFC  IL     113,500.00     862.68 8.375  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000554199         FFFC  SC      67,500.00     507.10 8.250  10/26/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000554207         FFFC  WI     123,000.00     978.64 8.875  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000554225         FFFC  NC     123,000.00     935.31 9.125  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000554226         FFFC  MO      76,000.00     632.13 9.375  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000554273         FFFC  MO     119,500.00     940.11 8.750  10/31/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000554285         FFFC  OH      71,000.00     539.65 8.375  10/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000554304         FFFC  TX     111,300.00     855.80 8.500  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000554307         FFFC  MI     128,500.00     910.21 8.500  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000554356         FFFC  OH      49,000.00     385.48 8.750  11/02/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000554380         FFFC  PA      63,500.00     545.56 9.750  10/31/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000554393         FFFC  MI     100,500.00     728.69 7.875  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000554401         FFFC  SC     161,700.00   1,179.06 8.750  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000554405         FFFC  TX      57,000.00     369.70 6.750  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000554416         FFFC  ND     129,000.00     739.06 6.875  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000554432         FFFC  NC      48,500.00     372.92 8.500  11/02/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000554441         FFFC  PA      92,700.00     696.42 8.250  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000554458         FFFC  WI     102,000.00     713.20 7.500  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000554463         FFFC  VA     225,950.00   1,638.29 7.875  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000554466         FFFC  SC      85,900.00     660.50 8.500  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000554467         FFFC  KY      51,500.00     442.46 9.750  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000554469         FFFC  OH     128,750.00   1,082.60 9.500  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000554492         FFFC  PA      50,000.00     369.79 8.875  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000554506         FFFC  IL     254,900.00   1,959.96 8.500  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000554517         FFFC  MI      87,000.00     630.81 7.875  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000554525         FFFC  PA     199,900.00   1,662.67 9.375  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000554552         FFFC  KY     176,550.00   1,250.56 8.500  11/03/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000554557         FFFC  NC     123,000.00   1,056.76 9.750  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000554558         FFFC  NC      72,000.00     598.86 9.375  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000554570         FFFC  NY      47,860.00     406.80 9.625  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000554572         FFFC  NC     190,200.00   1,445.66 8.375  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000554598         FFFC  NC     130,150.00   1,000.74 8.500  11/03/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000554626         FFFC  IN     140,950.00     954.35 8.125  11/01/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000554628         FFFC  TX      45,000.00     382.50 9.625  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000554669         FFFC  CA     350,000.00   2,567.93 7.999  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000554695         FFFC  IL     190,000.00   1,649.86 9.875  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000554734         FFFC  WI     122,000.00   1,036.99 9.625  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000554782         FFFC  WI     113,500.00     661.99 6.999  11/23/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000554820         FFFC  WI     195,000.00   1,516.69 8.625  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000554857         FFFC  GA     256,500.00   1,995.03 8.625  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000554872         FFFC  IL     136,900.00     992.62 7.875  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000554888         FFFC  MO      75,000.00     583.34 8.625  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000554892         FFFC  IL      73,000.00     548.42 8.250  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000554893         FFFC  AL      90,000.00     732.27 9.125  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000554897         FFFC  MO     127,200.00     922.29 7.875  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000554919         FFFC  MD     229,900.00   1,484.77 7.750  10/28/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000554921         FFFC  FL     220,000.00   1,576.11 7.750  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000554924         FFFC  MI     246,000.00   1,957.29 8.875  10/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000554935         FFFC  AL     137,925.00     933.87 8.125  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000554938         FFFC  FL     144,000.00   1,069.20 8.125  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000554940         FFFC  TN      76,700.00     603.40 8.750  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000554952         FFFC  VA     154,950.00   1,205.19 8.625  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000554981         FFFC  FL     240,000.00   1,657.62 7.375  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000554985         FFFC  VA     625,000.00   4,101.56 7.875  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000555042         FFFC  PA      80,500.00     562.87 7.250  12/05/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000555066         FFFC  MI      86,000.00     668.90 8.625  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000555092         FFFC  MN      36,000.00     267.30 8.125  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000555103         FFFC  GA      66,000.00     560.99 9.625  11/03/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000555136         FFFC  MN      60,000.00     472.02 8.750  11/01/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000555203         FFFC  IN      57,000.00     453.52 8.875  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000555266         FFFC  NY      57,000.00     463.77 9.125  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000555276         FFFC  GA     140,000.00     977.08 8.375  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000555277         FFFC  GA     188,000.00   1,410.00 9.000  11/01/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000555295         FFFC  OH     197,000.00   1,514.76 8.500  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000555320         FFFC  MI     139,900.00   1,075.71 8.500  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000555323         FFFC  VA     108,150.00     870.20 9.000  11/25/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000555335         FFFC  TN      40,000.00     332.70 9.375  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000555353         FFFC  MD     204,950.00   1,415.54 7.375  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000555376         FFFC  MD     280,000.00   1,933.89 7.375  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000555377         FFFC  GA     137,135.00   1,085.65 9.500  11/03/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000555379         FFFC  IN      97,000.00     728.73 8.250  11/01/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000555399         FFFC  VA     387,000.00   2,700.94 8.375  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000555412         FFFC  TX      46,000.00     452.98 8.500  11/10/2005  01/01/2006  12/01/2020          FFFC122905   FFMLT2006-FFH1
4000555423         FFFC  GA     148,000.00   1,085.97 8.000  11/02/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000555451         FFFC  IL     139,900.00   1,063.34 8.375  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000555456         FFFC  FL     168,000.00   1,365.00 9.750  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000555483         FFFC  WI     109,000.00     818.88 8.250  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000555491         FFFC  FL     220,000.00   1,691.61 8.500  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000555498         FFFC  IN     113,000.00     790.11 7.500  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000555516         FFFC  MD     358,000.00   2,535.83 8.500  11/03/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000555531         FFFC  MI     145,000.00   1,153.69 8.875  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000555533         FFFC  WI      85,000.00     610.94 8.625  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000555568         FFFC  MN     420,000.00   2,843.75 8.125  11/11/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000555588         FFFC  MI     121,000.00     919.69 8.375  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000555621         FFFC  TN      85,000.00     691.59 9.125  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000555626         FFFC  FL     265,000.00   1,852.92 7.500  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000555679         FFFC  IL      89,000.00     607.14 7.250  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000555693         FFFC  CA     329,600.00   2,220.58 7.125  11/02/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000555733         FFFC  MI      53,000.00     364.37 8.250  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000555753         FFFC  IA      80,500.00     628.91 9.375  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000555806         FFFC  AL     152,000.00   1,195.78 8.750  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000555830         FFFC  MI      73,000.00     600.55 9.250  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000555843         FFFC  PA      93,000.00     739.95 8.875  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000555852         FFFC  OH      97,100.00     728.24 8.999  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000555863         FFFC  NC     500,000.00   3,668.82 8.000  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000555877         FFFC  MI     159,900.00   1,187.25 8.125  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000555886         FFFC  MI     115,900.00     911.79 8.750  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000555903         FFFC  NY      75,000.00     543.80 7.875  12/01/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000555907         FFFC  MI     123,600.00     961.35 8.625  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000555908         FFFC  OH      79,500.00     604.26 8.375  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000555928         FFFC  NC     113,550.00     823.32 7.875  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000555970         FFFC  GA     116,000.00     881.68 8.375  11/01/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000555971         FFFC  MI      98,000.00     745.21 9.125  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000555979         FFFC  NC     162,000.00   1,347.43 9.375  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000555988         FFFC  WI     320,000.00   2,517.44 8.750  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000556006         FFFC  OH      86,400.00     718.63 9.375  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000556007         FFFC  NY      79,500.00     675.74 9.625  12/05/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000556015         FFFC  CA     534,950.00   3,565.89 7.999  10/27/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000556024         FFFC  TX     104,900.00     760.60 7.875  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000556025         FFFC  NJ     340,000.00   2,465.24 7.875  12/02/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000556038         FFFC  MI     172,000.00   1,247.12 7.875  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000556040         FFFC  MI     460,000.00   3,177.11 7.375  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000556057         FFFC  OH      82,000.00     696.99 9.625  11/03/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000556108         FFFC  PA      69,900.00     556.16 8.875  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000556145         FFFC  KY     120,000.00     912.09 8.375  11/01/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000556154         FFFC  AR      87,900.00     723.13 9.250  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000556158         FFFC  NC     229,500.00   1,826.01 8.875  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000556173         FFFC  NC     113,000.00     878.90 8.625  11/01/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000556197         FFFC  OH     130,000.00     999.59 8.500  10/31/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000556225         FFFC  NJ     164,000.00   1,093.33 8.000  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000556242         FFFC  NJ     110,000.00     914.92 9.375  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000556245         FFFC  IN     104,000.00     808.90 8.625  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000556261         FFFC  OH     112,000.00     881.10 8.750  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000556280         FFFC  OH      82,000.00     630.51 8.500  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000556285         FFFC  NC     109,500.00     813.03 8.125  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000556297         FFFC  OH     116,500.00     844.71 7.875  10/31/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000556309         FFFC  OH      76,000.00     597.89 8.750  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000556321         FFFC  TX      69,000.00     530.55 8.500  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000556386         FFFC  PA      66,000.00     495.84 8.250  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000556401         FFFC  WI     144,600.00   1,124.68 8.625  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000556453         FFFC  NY      80,560.00     545.46 8.125  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000556461         FFFC  MD     107,400.00     982.43 10.500 11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000556476         FFFC  OH      61,000.00     447.55 7.999  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000556480         FFFC  TN     122,900.00   1,022.22 9.375  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000556488         FFFC  TN     132,500.00   1,030.57 8.625  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000556534         FFFC  IN      58,500.00     475.98 9.125  11/03/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000556551         FFFC  IL     216,000.00   1,680.03 8.625  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000556606         FFFC  NJ     155,000.00   1,164.46 8.250  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000556636         FFFC  MI     149,000.00   1,039.90 8.375  11/02/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000556652         FFFC  MN     241,230.00   1,683.58 8.375  12/05/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000556655         FFFC  MN     273,000.00   1,933.75 8.500  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000556682         FFFC  MI      50,000.00     380.04 8.375  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000556698         FFFC  TX      78,800.00     612.90 8.625  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000556811         FFFC  VA     575,000.00   3,953.12 8.250  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000556812         FFFC  MO      95,500.00     751.30 8.750  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000556848         FFFC  IN      52,000.00     395.24 8.375  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000556870         FFFC  WA     235,000.00   1,806.95 8.500  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000556921         FFFC  GA     176,130.00   1,376.02 9.375  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000556953         FFFC  IL     356,000.00   2,643.29 8.125  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000556954         FFFC  KY     350,000.00   2,537.74 7.875  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000556981         FFFC  MI      86,000.00     707.50 9.250  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557004         FFFC  IL     205,000.00   1,558.15 8.375  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557011         FFFC  VA     312,000.00   2,210.00 8.500  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557016         FFFC  IN      61,000.00     463.64 8.375  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557041         FFFC  MO     156,500.00   1,217.24 8.625  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557056         FFFC  IN     170,000.00   1,247.28 7.999  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557077         FFFC  IL      70,000.00     556.95 8.875  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557105         FFFC  MD     285,000.00   1,781.25 7.500  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557117         FFFC  OH     161,800.00   1,078.53 7.999  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557137         FFFC  KY      49,000.00     381.12 8.625  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557147         FFFC  AL      89,200.00     631.83 8.500  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000557179         FFFC  IA      81,500.00     722.76 10.125 11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557192         FFFC  IL     115,000.00     863.96 8.250  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557206         FFFC  PA      94,700.00     822.33 9.875  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557211         FFFC  IL     240,000.00   1,759.36 7.990  12/15/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000557248         FFFC  AL      48,500.00     394.61 9.125  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557328         FFFC  OH     227,500.00   1,669.31 8.000  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557332         FFFC  PA      96,700.00     778.06 8.999  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557345         FFFC  PA      50,000.00     366.85 7.999  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557352         FFFC  OH     126,000.00   1,070.99 9.625  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557372         FFFC  OH     485,000.00   3,839.58 9.500  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557396         FFFC  MI      88,000.00     684.45 8.625  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557442         FFFC  IN      76,500.00     573.75 9.000  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557476         FFFC  PA      75,000.00     583.34 8.625  11/03/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000557477         FFFC  AR      80,000.00     629.36 8.750  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557478         FFFC  OH     254,400.00   1,590.00 7.500  10/31/2005  12/01/2005  11/01/2035          FFFC112905A  FFMLT2006-FFH1
4000557491         FFFC  IN      65,900.00     466.44 7.625  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557492         FFFC  TX      59,900.00     434.32 7.875  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557497         FFFC  OH     105,000.00     835.43 8.875  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557502         FFFC  SC     238,000.00   1,583.40 6.999  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557505         FFFC  NY     525,000.00   3,335.94 7.625  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557522         FFFC  KY     169,200.00   1,357.12 9.625  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557523         FFFC  IL     340,000.00   2,372.92 8.375  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557532         FFFC  WI     168,927.00   1,210.21 7.750  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557606         FFFC  PA      95,800.00     686.32 7.750  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557620         FFFC  OH     135,250.00   1,028.00 8.375  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557632         FFFC  WV      46,900.00     385.83 9.250  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557652         FFFC  IL     408,780.00   3,179.45 8.625  11/02/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557658         FFFC  OH     192,000.00   1,392.13 7.875  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557677         FFFC  PA     140,000.00     978.90 7.500  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557695         FFFC  PA      62,500.00     453.17 7.875  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557708         FFFC  NV     209,000.00   1,533.42 7.999  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557709         FFFC  NC     111,900.00     910.46 9.125  11/03/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000557730         FFFC  FL     365,850.00   2,629.55 8.625  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557746         FFFC  OH      56,500.00     454.61 9.000  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557747         FFFC  NC     145,000.00   1,153.69 8.875  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557764         FFFC  OH     169,000.00   1,314.46 8.625  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557766         FFFC  AL      94,900.00     746.58 8.750  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557782         FFFC  AL      90,000.00     732.27 9.125  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557797         FFFC  OH      79,900.00     701.18 10.000 11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557813         FFFC  GA     152,150.00   1,109.43 8.750  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557824         FFFC  PA      80,000.00     608.06 8.375  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557830         FFFC  NJ     117,750.00     833.43 7.625  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557832         FFFC  OH      83,000.00     596.56 8.625  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557855         FFFC  RI     189,500.00   1,325.01 7.500  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557859         FFFC  CO     573,000.00   3,700.63 7.750  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557860         FFFC  MA     445,000.00   3,177.92 8.250  12/21/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000557863         FFFC  NJ     245,500.00   1,738.96 8.500  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557871         FFFC  MO     120,000.00     944.04 8.750  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557920         FFFC  WA     110,500.00     725.91 6.875  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000557995         FFFC  PA     134,000.00     983.15 7.999  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000558015         FFFC  SC      82,500.00     656.41 8.875  11/01/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000558055         FFFC  IN      74,425.00     546.05 7.999  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000558126         FFFC  OH     256,950.00   1,930.38 8.250  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000558159         FFFC  CA     270,000.00   1,771.88 7.875  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000558177         FFFC  IL     139,500.00   1,072.63 8.500  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000558229         FFFC  OR     140,000.00   1,076.48 8.500  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000558239         FFFC  CA     300,000.00   2,175.21 7.875  11/01/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000558310         FFFC  OH      89,000.00     630.42 8.500  12/07/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000558318         FFFC  IL     150,000.00   1,193.47 8.875  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000558358         FFFC  IL     260,000.00   1,862.67 7.750  11/11/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000558364         FFFC  NY      97,514.00     822.77 10.125 11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000558538         FFFC  IL     134,500.00   1,058.11 8.750  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000558561         FFFC  OH     180,000.00   1,258.59 7.500  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000558581         FFFC  WI     140,600.00   1,106.10 8.750  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000558655         FFFC  MI      76,100.00     551.78 7.875  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000558710         FFFC  OH     105,000.00     854.31 9.125  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000558718         FFFC  PA     213,000.00   1,656.69 8.625  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000558720         FFFC  IN      73,300.00     570.12 8.625  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000558744         FFFC  PA     217,000.00   1,904.31 9.999  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000558802         FFFC  TN      62,000.00     476.73 8.500  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000558812         FFFC  MI      85,000.00     646.06 8.375  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000558821         FFFC  FL     265,000.00   1,987.28 8.999  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000558835         FFFC  OH      86,000.00     646.09 8.250  12/20/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000558844         FFFC  NH     164,900.00   1,181.36 7.750  12/02/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000558850         FFFC  IN      89,900.00     636.31 7.625  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000558934         FFFC  TN      90,500.00     785.86 9.875  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000558944         FFFC  MN     154,120.00   1,144.34 8.125  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000558951         FFFC  FL     224,000.00   1,750.00 9.375  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000558972         FFFC  IA      77,000.00     619.56 9.000  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000558981         FFFC  FL     600,000.00   4,666.74 8.625  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559011         FFFC  OR     149,900.00   1,077.41 8.625  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559030         FFFC  NC      65,000.00     505.56 8.625  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559035         FFFC  OH     154,900.00   1,177.89 9.125  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559054         FFFC  PA      48,900.00     329.45 7.125  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559074         FFFC  SC     139,000.00   1,068.79 8.500  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559080         FFFC  NY     104,062.00     837.31 9.000  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559096         FFFC  NC     158,000.00   1,214.88 8.500  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559106         FFFC  KY     118,000.00     917.79 8.625  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559129         FFFC  NJ     312,700.00   2,082.06 7.990  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559160         FFFC  ID     168,000.00   1,382.09 9.250  11/25/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559168         FFFC  NC      88,000.00     630.44 7.750  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559169         FFFC  SC      78,900.00     620.71 8.750  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559175         FFFC  NC     128,000.00     960.00 9.000  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000559184         FFFC  NY     520,000.00   3,141.67 8.000  10/31/2005  12/01/2005  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559188         FFFC  OH      70,000.00     563.24 9.000  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559191         FFFC  NJ     350,000.00   2,784.76 8.875  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559227         FFFC  MO     152,000.00   1,195.78 8.750  11/01/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559261         FFFC  SC     106,900.00     860.14 9.000  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559284         FFFC  FL     188,500.00   1,413.59 8.999  11/02/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000559285         FFFC  PA     112,000.00     901.18 9.000  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559305         FFFC  NC     177,950.00   1,321.27 8.125  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559314         FFFC  MA      89,900.00     620.92 7.375  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559336         FFFC  NC     405,000.00   2,971.75 8.000  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000559339         FFFC  NY      49,900.00     374.88 8.250  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559355         FFFC  NC     157,700.00   1,326.03 9.500  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559380         FFFC  NC     176,000.00   1,400.34 8.875  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559416         FFFC  FL     216,160.00   1,531.13 8.500  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559428         FFFC  OH      73,500.00     591.39 8.999  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559532         FFFC  WA     115,000.00     755.47 6.875  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559625         FFFC  OH      41,600.00     308.88 8.125  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559628         FFFC  MI     173,000.00   1,269.41 8.000  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559646         FFFC  IN      98,500.00     680.32 7.375  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559651         FFFC  NC     140,000.00   1,093.75 9.375  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000559657         FFFC  NC     102,000.00     784.29 8.500  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559664         FFFC  MI     124,000.00   1,145.88 10.625 11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559665         FFFC  OH      79,850.00     548.97 8.250  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559666         FFFC  NC     222,000.00   1,746.47 8.750  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559669         FFFC  NC     150,000.00   1,061.69 7.625  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559695         FFFC  NJ      92,000.00     723.76 8.750  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559703         FFFC  KY     147,000.00   1,040.46 7.625  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559724         FFFC  MO      75,000.00     651.26 9.875  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559736         FFFC  FL     202,660.00   1,451.88 7.750  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559777         FFFC  OH     179,900.00   1,351.53 8.250  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559787         FFFC  KY      82,000.00     712.05 9.875  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559808         FFFC  MI     120,000.00     987.50 9.875  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559825         FFFC  MN     179,000.00   1,392.24 8.625  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559828         FFFC  MI      97,500.00     690.10 7.625  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559835         FFFC  OH      57,000.00     458.59 8.999  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559844         FFFC  KY     149,200.00   1,107.81 8.125  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559846         FFFC  MI      51,000.00     428.84 9.500  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559869         FFFC  IL     176,000.00   1,353.29 8.500  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559893         FFFC  PA     150,000.00   1,166.68 8.625  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559908         FFFC  NY     390,000.00   3,068.13 8.750  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559929         FFFC  FL     169,900.00   1,221.16 8.625  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559959         FFFC  KY      30,000.00     225.38 8.250  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559979         FFFC  IL     122,000.00     864.17 8.500  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000559986         FFFC  IN     126,000.00   1,025.18 9.125  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560047         FFFC  NY      48,000.00     352.21 8.000  12/05/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000560053         FFFC  AZ     224,900.00   1,769.29 8.750  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560054         FFFC  MI     104,000.00     715.00 8.250  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560065         FFFC  OH     278,000.00   1,824.38 7.875  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560086         FFFC  KS      74,500.00     640.07 9.750  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560104         FFFC  IN      55,320.00     445.08 8.999  11/04/2005  12/01/2005  11/01/2035          FFFC122905   FFMLT2006-FFH1
4000560133         FFFC  FL     167,000.00   1,182.92 8.500  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560169         FFFC  GA     128,900.00     939.90 8.750  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560173         FFFC  OH     135,000.00     978.84 7.875  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560176         FFFC  PA      40,000.00     307.57 8.500  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560182         FFFC  NE      60,000.00     509.99 9.625  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560243         FFFC  FL     208,000.00   1,580.95 8.375  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560251         FFFC  IL     280,000.00   2,012.50 8.625  12/02/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000560269         FFFC  CO     176,000.00   1,479.90 9.500  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560275         FFFC  IN      80,000.00     629.36 8.750  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560288         FFFC  IN      92,000.00     651.17 7.625  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560323         FFFC  IN      73,000.00     580.82 8.875  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560330         FFFC  MI     185,000.00   1,422.49 8.500  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560363         FFFC  ND     115,000.00     843.83 8.000  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560366         FFFC  MI     118,500.00     879.86 8.125  11/11/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560376         FFFC  FL     199,900.00   1,374.31 8.250  12/06/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000560391         FFFC  AL      99,000.00     814.45 9.250  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560393         FFFC  IN      38,000.00     292.19 8.500  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560417         FFFC  MI      61,000.00     476.56 9.375  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560473         FFFC  IN      41,000.00     318.89 8.625  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560478         FFFC  FL     122,900.00     880.47 7.750  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560496         FFFC  CT     145,000.00   1,072.40 8.875  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560498         FFFC  MN     485,000.00   3,516.59 7.875  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560506         FFFC  IL      99,000.00     859.67 9.875  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560552         FFFC  PA      50,500.00     438.52 9.875  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560576         FFFC  AL     116,000.00     954.30 9.250  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560597         FFFC  IN      78,000.00     641.69 9.250  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560618         FFFC  PA     171,000.00   1,375.78 8.999  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560625         FFFC  WI     124,400.00     828.30 7.990  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560637         FFFC  OH     170,000.00   1,352.60 8.875  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560638         FFFC  OH      91,000.00     654.06 8.625  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560709         FFFC  PA     169,600.00   1,171.39 7.375  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560724         FFFC  MI     143,000.00     893.75 7.500  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560743         FFFC  IN      67,750.00     479.53 7.625  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560751         FFFC  OH     330,000.00   2,307.41 7.500  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560769         FFFC  NY      48,730.00     387.72 8.875  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560776         FFFC  OH      95,000.00     790.16 9.375  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560777         FFFC  NY     243,800.00   1,663.15 7.250  12/07/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000560822         FFFC  MI      95,000.00     697.01 7.999  12/06/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000560829         FFFC  NC     103,950.00     790.10 8.375  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560893         FFFC  OH     151,500.00   1,178.35 8.625  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560898         FFFC  IN      76,000.00     564.30 8.125  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560911         FFFC  GA      89,900.00     675.39 8.250  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560912         FFFC  IN      80,000.00     601.01 8.250  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560930         FFFC  PA     109,900.00     787.34 7.750  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560932         FFFC  NC     107,500.00     874.66 9.125  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560949         FFFC  CA     215,000.00   1,503.31 7.500  11/02/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560956         FFFC  OH     102,500.00     811.46 9.500  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560983         FFFC  NE      40,000.00     343.66 9.750  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000560987         FFFC  NC      92,000.00     715.57 8.625  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561007         FFFC  NC      93,500.00     637.83 7.250  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561020         FFFC  MA     160,000.00   1,258.72 8.750  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561052         FFFC  GA     132,000.00   1,003.75 9.125  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561064         FFFC  NV     199,950.00   1,395.48 8.375  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561090         FFFC  GA     140,000.00   1,088.91 8.625  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561094         FFFC  IL     260,000.00   1,905.98 7.990  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561110         FFFC  FL     185,000.00   1,271.87 8.250  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561126         FFFC  AL     175,950.00   1,245.36 7.625  11/19/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561203         FFFC  NC     178,950.00   1,407.80 8.750  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561207         FFFC  CA     232,000.00   1,570.83 8.125  11/22/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000561245         FFFC  NC     106,900.00     756.63 7.625  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561253         FFFC  NY     410,000.00   2,972.78 7.875  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561255         FFFC  IN      82,500.00     678.71 9.250  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561256         FFFC  NJ     406,850.00   2,914.72 7.750  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561257         FFFC  MI      85,000.00     745.87 9.999  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561263         FFFC  NY     359,000.00   2,888.60 9.000  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561275         FFFC  GA      78,000.00     620.60 8.875  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561281         FFFC  IN      88,500.00     641.69 7.875  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561294         FFFC  IN     141,500.00   1,075.50 8.375  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561296         FFFC  IA      60,650.00     482.56 8.875  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561302         FFFC  SC     165,000.00   1,210.70 7.999  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561317         FFFC  IN      44,900.00     353.23 8.750  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561326         FFFC  IN      63,000.00     535.49 9.625  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561341         FFFC  IN      39,500.00     339.37 9.750  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561440         FFFC  PA     187,000.00   1,421.34 8.375  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561441         FFFC  IN     119,400.00     950.00 8.875  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561486         FFFC  TN      68,000.00     534.96 8.750  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561487         FFFC  GA      69,000.00     548.99 8.875  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561508         FFFC  MO      73,000.00     640.63 10.000 11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561520         FFFC  OH      56,710.00     451.21 8.875  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561533         FFFC  MI     145,000.00   1,153.69 8.875  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561534         FFFC  OH     165,000.00   1,254.69 9.125  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561542         FFFC  OH     132,000.00     991.67 8.250  12/09/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000561559         FFFC  MO     124,900.00     982.59 8.750  11/11/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561561         FFFC  TN      91,670.00     656.74 7.750  12/15/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000561576         FFFC  MI     221,900.00   1,479.15 7.999  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561585         FFFC  FL     258,450.00   1,992.22 9.250  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561608         FFFC  OH      40,000.00     321.85 9.000  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561613         FFFC  FL     587,680.00   4,223.95 8.625  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561632         FFFC  IA      85,000.00     668.70 8.750  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561634         FFFC  TN     109,000.00     916.53 9.250  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561677         FFFC  NY     132,500.00     883.33 8.000  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561718         FFFC  IL     268,675.00   1,994.90 8.125  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561745         FFFC  TX      33,000.00     334.71 9.000  11/21/2005  01/01/2006  12/01/2020          FFFC122905   FFMLT2006-FFH1
4000561781         FFFC  MI      95,000.00     781.54 9.250  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561793         FFFC  WI     192,000.00   1,493.36 8.625  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561829         FFFC  MI      89,500.00     680.26 8.375  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561865         FFFC  MD     107,500.00     828.65 9.250  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561884         FFFC  OH      88,700.00     674.49 9.125  11/14/2000  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561899         FFFC  IL      82,000.00     689.50 9.500  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561946         FFFC  IN      82,297.00     540.63 6.875  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561952         FFFC  MI     240,000.00   1,824.17 8.375  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000561959         FFFC  GA     228,500.00   1,736.77 8.375  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562009         FFFC  KY      53,000.00     450.49 9.625  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562046         FFFC  NJ     410,000.00   3,117.71 9.125  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562055         FFFC  TX     104,500.00     739.64 7.625  12/06/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000562068         FFFC  IN      69,148.00     531.69 8.500  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562095         FFFC  TX      61,000.00     512.92 9.500  11/11/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562096         FFFC  GA      82,000.00     637.79 8.625  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562137         FFFC  MN      84,500.00     627.41 8.125  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562208         FFFC  GA     170,000.00   1,367.86 9.000  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562237         FFFC  MD      94,500.00     698.91 8.875  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562252         FFFC  IN      90,000.00     692.02 8.500  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562303         FFFC  OH     122,570.00     997.27 9.125  11/12/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562308         FFFC  MI     118,000.00     960.09 9.125  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562347         FFFC  IN      42,400.00     364.28 9.750  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562414         FFFC  TX     112,000.00     841.42 8.250  12/08/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000562422         FFFC  GA     135,000.00     985.88 7.950  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562478         FFFC  SC      82,700.00     620.25 9.000  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562480         FFFC  OH      47,300.00     393.42 9.375  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562493         FFFC  SC      84,900.00     706.16 9.375  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562496         FFFC  TX      75,000.00     617.01 9.250  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562511         FFFC  PA     105,000.00     769.72 7.990  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562514         FFFC  NC      72,450.00     563.51 8.625  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562515         FFFC  PA     172,900.00   1,223.78 7.625  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562522         FFFC  NC      68,000.00     577.99 9.625  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562541         FFFC  PA     136,000.00     997.92 8.000  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562545         FFFC  MI     114,800.00     996.86 9.875  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562584         FFFC  IA     105,000.00     807.36 8.500  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562589         FFFC  KY      80,000.00     533.33 7.999  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562599         FFFC  OH      76,900.00     591.29 8.500  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562622         FFFC  IA      78,758.00     640.80 9.125  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562666         FFFC  WI     177,800.00   1,367.13 8.500  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562674         FFFC  CA     400,000.00   2,666.33 7.999  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562679         FFFC  CA     500,000.00   3,958.33 9.500  11/03/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562703         FFFC  CA     395,000.00   2,633.00 7.999  11/11/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562716         FFFC  MA     340,000.00   2,435.80 7.750  12/12/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000562784         FFFC  MI     195,000.00   1,380.20 7.625  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562799         FFFC  KY      73,400.00     532.20 7.875  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562810         FFFC  OH     145,000.00   1,153.69 8.875  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562827         FFFC  PA     435,000.00   2,900.00 8.000  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562828         FFFC  IL     230,000.00   1,677.08 8.750  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562838         FFFC  IN      50,500.00     397.28 8.750  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562842         FFFC  OH     127,000.00     909.84 7.750  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562849         FFFC  NY      26,500.00     222.83 9.500  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562862         FFFC  NY      78,000.00     641.69 9.250  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562873         FFFC  NJ     131,000.00   1,018.90 8.625  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562882         FFFC  WV      63,500.00     505.23 8.875  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562883         FFFC  NC     300,000.00   2,093.75 8.375  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562884         FFFC  SC      90,850.00     739.19 9.125  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562889         FFFC  NC     110,000.00     965.33 10.000 11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562903         FFFC  OH     145,000.00     936.46 7.750  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562904         FFFC  CA     240,000.00   1,500.00 7.500  11/11/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562910         FFFC  NC      45,500.00     329.91 7.875  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562911         FFFC  NJ     159,900.00   1,090.80 7.250  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562925         FFFC  NJ     142,900.00   1,086.14 8.375  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000562970         FFFC  NY     398,000.00   3,060.28 8.500  11/25/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563008         FFFC  AZ     225,000.00   1,611.93 7.750  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563046         FFFC  NY      71,500.00     549.77 8.500  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563049         FFFC  SC     111,500.00     743.32 7.999  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563061         FFFC  NC     143,500.00     986.56 8.250  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563066         FFFC  PA      77,000.00     647.46 9.500  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563068         FFFC  NC     160,000.00     950.00 7.125  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563081         FFFC  CO     285,000.00   1,810.94 7.625  12/02/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000563101         FFFC  NY     550,000.00   3,953.12 8.625  12/13/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000563132         FFFC  MI     159,900.00   1,115.97 8.375  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563133         FFFC  OH      87,000.00     688.75 9.500  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563155         FFFC  MI      57,500.00     483.49 9.500  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563160         FFFC  MI     120,000.00     944.04 8.750  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563165         FFFC  NJ     135,000.00   1,068.75 9.500  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563186         FFFC  OH      86,500.00     665.11 8.500  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563209         FFFC  OH     170,000.00   1,277.15 8.250  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563222         FFFC  MN     237,800.00   1,857.81 9.375  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563251         FFFC  TN     165,822.00   1,304.52 8.750  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563253         FFFC  NY      70,000.00     588.60 9.500  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563254         FFFC  PA      70,000.00     569.54 9.125  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563312         FFFC  IN      86,500.00     840.14 11.250 11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563313         FFFC  FL     147,650.00   1,083.40 8.000  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563328         FFFC  MI      70,000.00     495.83 8.500  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563373         FFFC  MI     172,500.00   1,265.62 7.999  11/11/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563399         FFFC  MI     139,900.00     990.20 7.625  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563426         FFFC  FL     170,000.00   1,444.98 9.625  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563451         FFFC  OH      40,300.00     335.19 9.375  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563504         FFFC  TX      83,100.00     661.18 8.875  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563512         FFFC  GA     150,000.00   1,100.65 8.000  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563519         FFFC  MI     133,000.00   1,070.05 8.999  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563577         FFFC  WI     145,500.00   1,105.91 8.375  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563589         FFFC  MI     160,000.00   1,174.02 8.000  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563636         FFFC  IN      52,788.00     458.38 9.875  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563679         FFFC  IN      72,000.00     509.61 7.625  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563713         FFFC  WA     255,000.00   2,051.60 8.999  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563718         FFFC  MD     328,500.00   2,410.42 8.000  12/14/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000563719         FFFC  FL     280,000.00   2,278.17 9.125  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563741         FFFC  OH     140,000.00   1,241.55 10.125 11/18/2005  02/01/2006  01/01/2036          FFFC122905   FFMLT2006-FFH1
4000563745         FFFC  UT     170,000.00   1,322.24 8.625  11/07/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563746         FFFC  MN      75,000.00     550.32 8.000  11/30/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000563757         FFFC  IL     185,000.00   1,471.94 8.875  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563768         FFFC  MI     191,000.00   1,536.69 8.999  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563778         FFFC  WI     249,500.00   1,744.54 7.500  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563793         FFFC  IN     520,000.00   3,680.53 7.625  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563794         FFFC  OH      62,500.00     542.72 9.875  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563818         FFFC  GA     124,000.00   1,065.35 9.750  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563834         FFFC  MO      68,500.00     575.99 9.500  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563838         FFFC  IN      80,000.00     672.68 9.500  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563839         FFFC  CA     220,000.00   1,489.58 8.125  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563841         FFFC  ME      51,500.00     442.46 9.750  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563881         FFFC  TN     115,200.00     875.60 8.375  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000563919         FFFC  OR     225,000.00   1,690.35 8.250  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000564102         FFFC  TX      98,000.00     676.86 7.375  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000564105         FFFC  PA      50,000.00     393.35 8.750  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000564110         FFFC  IL     188,976.00   1,385.32 7.990  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000564129         FFFC  NC     169,900.00   1,097.27 7.750  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000564138         FFFC  MO     125,500.00     998.53 8.875  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000564140         FFFC  NC     131,500.00     964.90 8.000  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000564147         FFFC  IL     104,891.00     843.98 9.000  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000564155         FFFC  FL     130,000.00     988.09 8.375  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000564162         FFFC  SC     129,000.00     860.00 8.000  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000564182         FFFC  KY     104,900.00     891.64 9.625  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000564183         FFFC  MN     213,000.00   1,362.50 7.250  12/09/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000564194         FFFC  IL      62,000.00     596.99 8.125  12/12/2005  02/01/2006  01/01/2021          FFFC013106   FFMLT2006-FFH1
4000564251         FFFC  WA     150,650.00   1,066.29 7.625  11/28/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000564285         FFFC  OH      77,000.00     564.95 7.999  12/30/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000564354         FFFC  KY      95,000.00     712.50 9.000  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000564379         FFFC  NY      92,500.00     670.69 7.875  12/08/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000564402         FFFC  SC      86,000.00     684.25 8.875  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000564425         FFFC  SC     141,000.00   1,134.52 9.000  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000564426         FFFC  LA      80,000.00     665.40 9.375  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000564427         FFFC  PA      90,000.00     692.02 8.500  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000564452         FFFC  KY      75,900.00     576.89 8.375  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000564457         FFFC  NC      72,500.00     583.35 9.000  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000564545         FFFC  NV     140,000.00   1,164.45 9.375  11/04/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000564553         FFFC  VA      94,900.00     755.07 8.875  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000564560         FFFC  KY      57,000.00     403.75 8.500  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000564584         FFFC  NC      95,000.00     732.29 9.250  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000564632         FFFC  OH      72,080.00     525.58 8.750  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000564642         FFFC  NC      87,000.00     715.73 9.250  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000564650         FFFC  NY      88,000.00     723.95 9.250  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000564652         FFFC  TX     103,450.00     750.08 7.875  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000564681         FFFC  OH      79,900.00     657.32 9.250  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000564687         FFFC  MI     316,000.00   2,172.50 8.250  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000564695         FFFC  NJ     135,000.00   1,167.19 10.375 11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000564761         FFFC  GA     133,750.00   1,028.42 8.500  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000564812         FFFC  IN      63,000.00     501.26 8.875  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000564860         FFFC  FL     155,000.00   1,233.25 8.875  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000564862         FFFC  IL     109,000.00     772.08 8.500  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000564863         FFFC  TN     102,900.00     800.35 8.625  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000564902         FFFC  GA     275,000.00   2,163.43 8.750  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000564906         FFFC  OH      97,000.00     763.10 8.750  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000564912         FFFC  MI     248,500.00   1,967.29 9.500  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000564922         FFFC  MI      89,000.00     724.13 9.125  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000564939         FFFC  IN     128,900.00     945.82 8.000  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000565032         FFFC  IN     120,000.00     965.55 9.000  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000565046         FFFC  IN     120,000.00     965.46 8.999  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000565056         FFFC  OH     120,500.00     969.56 8.999  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000565072         FFFC  FL     299,900.00   1,999.08 7.999  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000565087         FFFC  IA      58,000.00     482.41 9.375  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000565088         FFFC  MI      96,000.00     755.23 8.750  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000565089         FFFC  IL     300,000.00   2,306.74 8.500  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000565103         FFFC  GA      36,000.00     289.66 9.000  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000565144         FFFC  MI      82,000.00     616.04 8.250  12/06/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000565152         FFFC  OH     107,000.00     813.28 8.375  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000565184         FFFC  WI      55,000.00     462.47 9.500  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000565187         FFFC  GA      40,000.00     325.45 9.125  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000565255         FFFC  TN      53,000.00     460.22 9.875  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000565266         FFFC  MI     117,500.00     882.74 8.250  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000565380         FFFC  WI     174,900.00   1,222.93 7.500  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000565521         FFFC  OH     126,000.00     991.24 8.750  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000565535         FFFC  IL     134,400.00   1,010.92 8.750  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000565555         FFFC  OH      86,500.00     735.24 9.625  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000565617         FFFC  IN     165,250.00   1,136.09 8.250  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000565630         FFFC  TN     175,000.00   1,284.09 8.000  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000565643         FFFC  VA     221,000.00   1,818.11 9.250  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000565647         FFFC  MO      65,000.00     606.76 10.750 11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000565658         FFFC  KY      60,400.00     502.38 9.375  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000565691         FFFC  IL     115,000.00     946.08 9.250  11/18/2005  01/01/2006  12/01/2020          FFFC122905   FFMLT2006-FFH1
4000565709         FFFC  IL     260,900.00   2,038.28 9.375  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000565741         FFFC  NC      91,150.00     732.76 8.990  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000565747         FFFC  MI     188,350.00   1,316.97 7.500  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000565771         FFFC  PA     159,000.00   1,126.25 8.500  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000565779         FFFC  CT     170,000.00   1,277.15 8.250  12/22/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000565799         FFFC  OH     117,500.00     924.37 8.750  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000565912         FFFC  NV     350,000.00   2,815.93 8.999  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000565978         FFFC  SC      75,000.00     596.73 8.875  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000565983         FFFC  IN      95,500.00     829.27 9.875  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566005         FFFC  IN      32,000.00     289.73 10.375 11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566006         FFFC  NY      95,000.00     798.81 9.500  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566009         FFFC  KS      50,000.00     397.82 8.875  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566013         FFFC  NC      80,000.00     643.70 9.000  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566106         FFFC  CA     319,500.00   2,462.81 9.250  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566148         FFFC  OH      76,000.00     673.99 10.125 11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566162         FFFC  PA      59,325.00     445.69 8.250  12/01/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000566167         FFFC  NC     124,500.00     891.93 7.750  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566177         FFFC  NC      64,000.00     520.73 9.125  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566178         FFFC  IA     129,900.00   1,056.91 9.125  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566182         FFFC  OH      37,900.00     339.62 10.250 11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566183         FFFC  NC     129,900.00     886.15 7.250  11/11/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566188         FFFC  NC      87,500.00     719.84 9.250  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566224         FFFC  SC     104,000.00     893.52 9.750  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566234         FFFC  NC     120,900.00     805.90 7.999  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566238         FFFC  FL     265,000.00   2,014.19 8.375  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566253         FFFC  NC      79,000.00     565.97 7.750  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566254         FFFC  CT     267,000.00   2,005.88 8.250  12/21/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000566275         FFFC  NC      99,900.00     750.52 8.250  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566307         FFFC  IL      87,900.00     747.14 9.625  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566308         FFFC  KY      83,500.00     679.38 9.125  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566330         FFFC  GA      77,000.00     633.46 9.250  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566359         FFFC  IN      82,000.00     601.69 8.000  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566381         FFFC  MS     107,000.00     889.97 9.375  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566394         FFFC  MI      63,500.00     438.58 7.375  12/23/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000566420         FFFC  FL     226,600.00   1,762.47 8.625  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566424         FFFC  IN      60,000.00     515.49 9.750  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566466         FFFC  TX     151,950.00   1,107.97 8.750  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566467         FFFC  GA     127,000.00   1,091.13 9.750  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566488         FFFC  MI      68,700.00     510.10 8.125  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566512         FFFC  MI      78,900.00     627.76 8.875  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566559         FFFC  IL     120,000.00   1,009.03 9.500  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566612         FFFC  WI     105,000.00     798.08 8.375  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566669         FFFC  TN      35,000.00     297.50 9.625  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566680         FFFC  FL      90,950.00     723.64 8.875  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566715         FFFC  MI     152,500.00   1,118.88 7.999  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566745         FFFC  OH      45,900.00     415.58 10.375 11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566771         FFFC  IN      61,500.00     483.82 8.750  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566775         FFFC  CA     440,000.00   2,887.50 7.875  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566788         FFFC  FL     160,000.00   1,160.11 7.875  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566794         FFFC  MI     129,900.00     838.94 7.750  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566800         FFFC  WA      86,500.00     597.43 7.375  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566827         FFFC  IN      69,900.00     543.68 8.625  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566851         FFFC  MI     155,000.00   1,150.87 8.125  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566889         FFFC  FL     255,000.00   2,051.60 8.999  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566896         FFFC  OH      84,500.00     569.29 7.125  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566905         FFFC  MI      96,000.00     720.00 9.000  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566923         FFFC  IL      64,250.00     505.46 8.750  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000566935         FFFC  MI      84,000.00     580.17 7.375  12/13/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000566962         FFFC  IN      66,500.00     529.10 8.875  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567040         FFFC  CA     290,000.00   1,993.75 8.250  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567044         FFFC  IL      90,000.00     644.77 7.750  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567108         FFFC  CA     495,000.00   3,454.69 8.375  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567146         FFFC  OH      39,400.00     316.02 9.625  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567149         FFFC  PA     290,460.00   2,495.50 9.750  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567151         FFFC  OH     165,000.00   1,283.35 8.625  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567186         FFFC  PA      95,000.00     816.20 9.750  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567197         FFFC  KY      78,000.00     512.40 6.875  11/29/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000567199         FFFC  IL     178,000.00   1,480.51 9.375  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567201         FFFC  TN     115,000.00     802.60 8.375  12/09/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000567233         FFFC  WI     131,000.00   1,007.28 8.500  11/11/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567246         FFFC  PA     115,000.00     838.54 8.750  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567278         FFFC  MI      66,000.00     525.13 8.875  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567280         FFFC  PA     200,000.00   1,502.53 8.250  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567287         FFFC  IL     119,000.00     811.79 7.250  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567289         FFFC  SC      86,000.00     661.27 8.500  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567297         FFFC  NC     120,000.00   1,097.69 10.500 11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567314         FFFC  IL     460,000.00   3,618.82 8.750  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567316         FFFC  NY      89,600.00     712.90 8.875  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567317         FFFC  OH     118,000.00     934.17 9.500  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567328         FFFC  TX      58,600.00     461.01 8.750  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567329         FFFC  SC     129,000.00   1,003.35 8.625  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567399         FFFC  WA      90,000.00     590.63 7.875  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567436         FFFC  AR     101,500.00     735.95 7.875  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567475         FFFC  IL     135,000.00     990.58 8.000  11/11/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567476         FFFC  MO      43,255.00     375.60 9.875  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567489         FFFC  IN     120,000.00     901.52 8.250  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567490         FFFC  PA      71,550.00     562.88 8.750  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567499         FFFC  OH      76,500.00     595.01 8.625  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567510         FFFC  MO     189,000.00   1,657.21 9.990  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567538         FFFC  AL     179,000.00   1,305.21 8.750  11/09/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567541         FFFC  IN      56,000.00     486.28 9.875  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567558         FFFC  NC     115,900.00     911.79 8.750  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567595         FFFC  MO      70,000.00     550.69 8.750  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567596         FFFC  OH      44,900.00     361.28 9.000  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567602         FFFC  SC      82,500.00     605.30 7.999  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567603         FFFC  OH     133,000.00     975.90 7.999  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567653         FFFC  MI     128,750.00     944.72 8.000  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567664         FFFC  IN     154,800.00   1,064.25 8.250  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567726         FFFC  OH     109,900.00     789.91 8.625  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567753         FFFC  SC      87,000.00     697.81 9.625  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567766         FFFC  KY     206,800.00   1,682.59 9.125  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567773         FFFC  OH      88,200.00     693.87 8.750  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567797         FFFC  NC      77,500.00     609.69 8.750  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567815         FFFC  NC     184,900.00   1,554.74 9.500  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567822         FFFC  IL      87,000.00     731.54 9.500  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567845         FFFC  IA      78,000.00     620.60 8.875  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567857         FFFC  OH      85,000.00     557.81 7.875  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567871         FFFC  OH      89,000.00     684.33 8.500  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567874         FFFC  SC     169,500.00   1,243.72 7.999  11/10/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567897         FFFC  MN     170,000.00   1,352.60 8.875  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567898         FFFC  MI      48,000.00     360.61 8.250  12/21/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000567906         FFFC  MD     525,000.00   4,655.82 10.125 11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000567957         FFFC  IL     226,682.00   1,511.21 8.000  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000568042         FFFC  MI      48,000.00     403.61 9.500  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000568058         FFFC  WI      82,000.00     587.46 7.750  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000568060         FFFC  CA     314,900.00   2,361.49 8.999  11/08/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000568067         FFFC  TX      95,500.00     734.31 8.500  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000568087         FFFC  MN     148,900.00   1,008.18 8.125  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000568091         FFFC  FL      90,000.00     668.25 8.125  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000568094         FFFC  FL     325,470.00   2,416.61 8.125  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000568098         FFFC  MI      61,000.00     518.49 9.625  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000568120         FFFC  IL     155,000.00   1,233.25 8.875  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000568144         FFFC  IL     112,000.00     861.18 8.500  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000568236         FFFC  GA     162,999.00   1,256.45 9.250  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000568240         FFFC  IL      82,500.00     678.71 9.250  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000568274         FFFC  OH      65,000.00     517.17 8.875  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000568282         FFFC  GA      98,000.00     744.87 8.375  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000568286         FFFC  MO      96,820.00     822.96 9.625  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000568295         FFFC  PA      80,000.00     629.36 8.750  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000568301         FFFC  IN     117,000.00     910.01 8.625  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000568306         FFFC  OH     115,000.00     977.49 9.625  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000568316         FFFC  IA      54,000.00     415.21 8.500  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000568336         FFFC  IL      98,000.00     779.73 8.875  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000568373         FFFC  NY     186,030.00   1,397.58 8.250  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000568411         FFFC  NY     112,000.00     841.42 8.250  12/14/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000568421         FFFC  IN      76,501.00     608.68 8.875  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000568508         FFFC  WI     131,000.00   1,089.59 9.375  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000568522         FFFC  AR      71,500.00     562.49 8.750  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000568526         FFFC  GA     163,000.00   1,238.92 8.375  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000568553         FFFC  MI     104,000.00     865.02 9.375  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000568571         FFFC  CA     400,000.00   2,666.33 7.999  11/30/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000568583         FFFC  IL     305,000.00   2,158.77 7.625  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000568618         FFFC  OH      59,000.00     443.25 8.250  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000568715         FFFC  AL      83,000.00     667.84 9.000  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000568741         FFFC  IA      98,900.00     769.23 8.625  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000568767         FFFC  MN      94,900.00     738.12 8.625  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000568869         FFFC  KY     196,250.00   1,287.89 7.875  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000568877         FFFC  FL     310,000.00   2,466.50 8.875  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000568886         FFFC  MI      87,000.00     668.95 8.500  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000568900         FFFC  MO      61,200.00     509.03 9.375  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000568960         FFFC  CA     398,100.00   2,695.47 8.125  12/19/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000569073         FFFC  PA      68,000.00     504.90 8.125  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569077         FFFC  NC     118,000.00     938.86 8.875  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569078         FFFC  NJ     450,000.00   3,223.86 7.750  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569081         FFFC  OH      48,000.00     412.39 9.750  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569093         FFFC  NC      70,000.00     588.60 9.500  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569094         FFFC  MI     139,000.00   1,085.94 9.375  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569125         FFFC  NJ     183,900.00   1,446.74 8.750  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569135         FFFC  NC     165,000.00   1,196.36 7.875  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569180         FFFC  NC      65,000.00     482.62 8.125  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569237         FFFC  TX      97,000.00     815.63 9.500  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569249         FFFC  NJ     282,500.00   2,072.88 8.000  12/12/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000569250         FFFC  NC     102,000.00     818.12 9.625  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569344         FFFC  OH      81,500.00     677.88 9.375  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569352         FFFC  OH     120,000.00     944.04 8.750  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569356         FFFC  AL     105,000.00     835.43 8.875  11/11/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569366         FFFC  NJ     450,000.00   3,580.40 8.875  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569368         FFFC  NY     445,200.00   3,383.84 8.375  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569374         FFFC  FL     170,000.00   1,257.29 8.875  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569378         FFFC  PA     116,600.00     927.72 8.875  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569390         FFFC  NC      85,500.00     711.15 9.375  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569405         FFFC  MO      36,500.00     313.59 9.750  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569416         FFFC  MI     125,000.00   1,005.69 8.999  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569426         FFFC  KS      94,000.00     764.82 9.125  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569429         FFFC  OH      92,500.00     760.97 9.250  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569486         FFFC  PA      85,000.00     653.58 8.500  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569489         FFFC  FL     200,000.00   1,663.50 9.375  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569507         FFFC  GA     135,000.00     956.25 8.500  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569508         FFFC  MI     261,500.00   1,716.09 7.875  12/16/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000569521         FFFC  TX      83,700.00     734.53 10.000 11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569558         FFFC  FL     224,000.00   1,586.67 8.500  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569576         FFFC  FL     220,000.00   1,770.17 9.000  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569587         FFFC  MI     143,000.00     983.12 8.250  12/12/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000569636         FFFC  NY      87,450.00     672.41 8.500  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569640         FFFC  IA      67,000.00     509.25 8.375  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569649         FFFC  GA     195,000.00   1,464.97 8.250  12/05/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000569666         FFFC  MN     339,000.00   2,365.94 8.375  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569679         FFFC  MI      66,900.00     514.40 8.500  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569721         FFFC  WI      78,000.00     691.72 10.125 11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569722         FFFC  TN      42,500.00     330.41 8.750  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569791         FFFC  FL     170,000.00   1,292.12 8.375  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569806         FFFC  GA     119,000.00   1,000.62 9.500  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569814         FFFC  FL     178,000.00   1,321.64 8.125  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569853         FFFC  WI     105,000.00     761.32 7.875  12/14/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000569872         FFFC  PA      60,000.00     477.39 8.875  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569917         FFFC  TN      66,875.00     526.11 8.750  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569961         FFFC  OH     107,900.00     820.12 8.375  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000569993         FFFC  MI     226,000.00   1,717.76 8.375  12/01/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000570029         FFFC  OH     222,000.00   1,712.25 8.999  11/23/2005  02/01/2006  01/01/2036          FFFC122905   FFMLT2006-FFH1
4000570045         FFFC  MI     214,000.00   1,702.68 8.875  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570079         FFFC  MS     137,000.00   1,151.97 9.500  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570099         FFFC  AL     184,900.00   1,554.74 9.500  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570126         FFFC  WI     185,000.00   1,325.36 7.750  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570189         FFFC  GA     256,000.00   1,786.67 8.375  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570204         FFFC  FL     159,000.00   1,194.51 8.250  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570224         FFFC  NY      75,900.00     550.33 7.875  12/23/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000570257         FFFC  IN     125,000.00   1,017.04 9.125  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570401         FFFC  CA     650,000.00   5,281.25 9.750  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570420         FFFC  IN      68,900.00     553.89 8.990  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570478         FFFC  NC     120,000.00     812.50 8.125  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570479         FFFC  LA      45,000.00     342.03 8.375  12/15/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000570485         FFFC  NC      70,600.00     600.09 9.625  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570495         FFFC  NC     114,900.00     933.56 9.750  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570509         FFFC  SC     156,800.00   1,332.78 9.625  11/14/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570659         FFFC  OH      60,000.00     477.39 8.875  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570660         FFFC  KY     129,300.00     994.21 8.500  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570668         FFFC  NC      88,000.00     708.07 9.000  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570673         FFFC  OH      47,700.00     414.20 9.875  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570678         FFFC  NJ     358,000.00   2,595.75 7.875  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570706         FFFC  IA      73,600.00     559.41 8.375  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570712         FFFC  OH     119,250.00     927.51 8.625  12/09/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000570735         FFFC  SC      86,000.00     519.58 7.250  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570737         FFFC  NC      85,900.00     698.91 9.125  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570740         FFFC  NC     116,000.00     943.81 9.125  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570762         FFFC  NC     141,500.00     987.55 8.375  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570771         FFFC  NY     179,000.00   1,749.59 8.375  11/14/2005  01/01/2006  12/01/2020          FFFC122905   FFMLT2006-FFH1
4000570791         FFFC  OH      70,800.00     531.00 9.000  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570793         FFFC  AL      77,000.00     558.30 7.875  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570798         FFFC  NC     136,300.00   1,146.08 9.500  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570806         FFFC  NC     187,600.00   1,560.36 9.375  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570815         FFFC  NC     104,000.00     846.18 9.125  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570822         FFFC  SC     127,600.00     936.27 7.999  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570828         FFFC  CA     410,000.00   2,690.63 7.875  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570837         FFFC  NC     110,000.00     836.08 8.375  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570841         FFFC  IL     250,000.00   2,034.08 9.125  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570843         FFFC  IA      56,000.00     445.56 8.875  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570853         FFFC  NJ     172,000.00   1,262.08 8.000  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570854         FFFC  OH     144,000.00   1,237.18 9.750  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570897         FFFC  NC     111,900.00     890.33 8.875  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570913         FFFC  SC      91,900.00     706.63 8.500  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570921         FFFC  NC      88,000.00     708.07 9.000  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570933         FFFC  NY     186,000.00   1,381.04 8.125  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570935         FFFC  SC     168,000.00   1,382.09 9.250  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000570957         FFFC  NC     127,500.00     876.56 8.250  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000571032         FFFC  PA      67,000.00     557.27 9.375  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000571037         FFFC  RI     275,000.00   2,005.21 8.750  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000571038         FFFC  OH      75,800.00     560.60 8.875  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000571056         FFFC  DC     555,000.00   3,928.26 7.625  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000571079         FFFC  VA     367,000.00   2,757.15 8.250  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000571121         FFFC  MI     161,000.00   1,309.95 9.125  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000571134         FFFC  AL      84,500.00     657.23 8.625  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000571140         FFFC  OH     105,000.00     689.06 7.875  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000571147         FFFC  MI     130,000.00     907.29 8.375  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000571155         FFFC  OH      70,000.00     532.05 8.375  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000571156         FFFC  FL      65,900.00     506.71 8.500  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000571223         FFFC  GA     426,496.00   3,393.39 8.875  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000571275         FFFC  UT     161,000.00   1,291.35 9.625  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000571280         FFFC  WI     169,000.00   1,284.52 8.375  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000571290         FFFC  OH     265,000.00   1,944.29 7.999  12/14/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000571318         FFFC  FL      87,000.00     645.97 8.125  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000571334         FFFC  CO      85,000.00     551.31 6.750  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000571393         FFFC  MO      92,400.00     768.54 9.375  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000571407         FFFC  NE     156,200.00   1,256.82 9.000  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000571434         FFFC  TX      50,000.00     448.05 10.250 11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000571442         FFFC  MO     100,000.00     777.79 8.625  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000571456         FFFC  MO      79,400.00     603.50 8.375  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000571475         FFFC  IN     190,000.00   1,280.07 7.125  12/02/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000571486         FFFC  IN     138,000.00   1,085.65 8.750  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000571496         FFFC  AL      81,000.00     590.63 8.750  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000571515         FFFC  OH      97,500.00     784.44 8.999  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000571568         FFFC  FL     490,000.00   3,521.87 8.625  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000571630         FFFC  MO      40,635.00     330.62 9.125  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000571633         FFFC  MO      99,900.00     707.09 7.625  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000571634         FFFC  GA     350,000.00   2,660.25 8.375  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000571647         FFFC  CA     435,000.00   3,534.38 9.750  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000571721         FFFC  FL      85,000.00     676.30 8.875  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000571742         FFFC  TN      67,463.00     561.12 9.375  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000571757         FFFC  IN      92,700.00     745.82 8.999  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000571828         FFFC  GA      94,900.00     652.44 8.250  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000571870         FFFC  FL     338,850.00   2,911.24 9.750  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000571879         FFFC  IN     152,500.00   1,096.09 8.625  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000571916         FFFC  MI     110,000.00     904.94 9.250  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000571923         FFFC  IL     135,000.00   1,026.10 8.375  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000571937         FFFC  CO     186,600.00   1,535.11 9.250  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000571973         FFFC  OH      63,000.00     484.42 8.500  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000572028         FFFC  NH     325,000.00   2,792.25 9.750  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000572092         FFFC  IL     143,000.00   1,112.24 8.625  12/20/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000572093         FFFC  WV      70,000.00     594.99 9.625  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000572110         FFFC  NV     250,000.00   1,692.71 8.125  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000572128         FFFC  WI      78,000.00     545.39 7.500  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000572163         FFFC  UT     169,000.00   1,197.08 8.500  11/29/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000572203         FFFC  OH      90,000.00     798.14 10.125 11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000572220         FFFC  CT     130,000.00   1,034.34 8.875  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000572222         FFFC  AL      82,000.00     616.04 8.250  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000572259         FFFC  WI     115,000.00     925.32 9.000  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000572264         FFFC  PA      63,000.00     501.26 8.875  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000572271         FFFC  IN     158,400.00   1,317.49 9.375  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000572284         FFFC  KY     117,300.00     781.99 7.999  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000572298         FFFC  NY     123,187.00     991.19 9.000  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000572311         FFFC  NC      55,000.00     457.46 9.375  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000572315         FFFC  SC      90,000.00     665.63 8.875  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000572320         FFFC  NC     153,000.00   1,136.02 8.125  11/16/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000572340         FFFC  SC     243,000.00   2,021.15 9.375  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000572341         FFFC  TX      70,500.00     586.38 9.375  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000572347         FFFC  TX      64,000.00     630.23 8.500  11/30/2005  01/01/2006  12/01/2020          FFFC122905   FFMLT2006-FFH1
4000572349         FFFC  NC     179,000.00   1,174.69 7.875  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000572397         FFFC  NC      64,000.00     447.50 7.500  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000572415         FFFC  TX      80,000.00     615.13 8.500  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000572461         FFFC  AL     482,000.00   4,185.44 9.875  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000572507         FFFC  MI     188,500.00   1,551.20 9.875  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000572532         FFFC  CA     515,000.00   3,647.92 8.500  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000572565         FFFC  CA     478,950.00   3,598.19 8.250  11/28/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000572650         FFFC  FL     290,000.00   1,933.09 7.999  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000572662         FFFC  NJ     376,000.00   2,756.33 7.990  12/02/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000572666         FFFC  OH      70,000.00     539.58 9.250  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000572669         FFFC  KY      95,000.00     738.90 8.625  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000572680         FFFC  MO     122,900.00     934.13 8.375  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000572696         FFFC  PA      65,000.00     433.33 8.000  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000572724         FFFC  MD      86,500.00     675.78 9.375  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000572781         FFFC  MN     188,000.00   1,379.48 8.000  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000572796         FFFC  MS      76,000.00     618.36 9.125  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000572798         FFFC  IN     113,550.00     745.17 7.875  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000572800         FFFC  GA     175,900.00   1,209.31 8.250  12/19/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000572834         FFFC  IN     168,000.00   1,160.33 7.375  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000572835         FFFC  OK      62,000.00     465.79 8.250  12/14/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000572849         FFFC  TN     119,900.00     953.98 8.875  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000572880         FFFC  GA      55,000.00     457.46 9.375  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000572909         FFFC  IL      50,500.00     424.63 9.500  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000572991         FFFC  MI      88,000.00     716.00 9.125  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000573047         FFFC  WI     150,816.00   1,199.96 8.875  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000573048         FFFC  MI      90,000.00     692.02 8.500  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000573049         FFFC  MO      68,600.00     503.36 8.000  12/02/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000573050         FFFC  KY      60,000.00     493.75 9.875  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000573262         FFFC  MI     113,800.00     905.44 8.875  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000573266         FFFC  IN     154,530.00   1,054.17 7.250  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000573302         FFFC  AZ     120,000.00     797.56 6.990  12/06/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000573315         FFFC  GA      92,000.00     756.86 9.250  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000573375         FFFC  IN      83,000.00     697.91 9.500  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000573385         FFFC  IL     250,000.00   1,664.58 7.990  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000573403         FFFC  WY     133,000.00   1,070.05 8.999  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000573461         FFFC  MO      63,000.00     547.06 9.875  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000573466         FFFC  RI     215,000.00   1,847.18 9.750  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000573520         FFFC  NC     155,000.00   1,123.86 7.875  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000573524         FFFC  WI      84,000.00     660.83 8.750  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000573533         FFFC  SC     154,700.00   1,273.05 9.875  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000573544         FFFC  NC     130,000.00   1,034.34 8.875  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000573561         FFFC  IA      79,500.00     661.24 9.375  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000573596         FFFC  MO      73,000.00     627.18 9.750  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000573737         FFFC  PA     155,000.00   1,205.57 8.625  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000573751         FFFC  SC      65,000.00     540.64 9.375  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000573753         FFFC  NC     141,000.00   1,121.86 8.875  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000573758         FFFC  SC     164,450.00   1,352.89 9.250  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000573791         FFFC  OK      78,300.00     615.99 8.750  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000573860         FFFC  UT     179,000.00   1,408.19 8.750  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000573900         FFFC  TN      70,000.00     607.84 9.875  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000573903         FFFC  FL     235,000.00   1,933.29 9.250  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000573941         FFFC  OK      55,150.00     483.98 10.000 11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000573997         FFFC  TN     103,400.00     813.45 8.750  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000574061         FFFC  IN      90,000.00     708.03 8.750  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000574092         FFFC  FL     325,500.00   2,034.37 7.500  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000574099         FFFC  IN     144,425.00   1,136.19 8.750  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000574117         FFFC  IN      65,000.00     528.86 9.125  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000574132         FFFC  NY     420,000.00   3,062.50 8.750  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000574178         FFFC  IN      67,000.00     491.62 8.000  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000574191         FFFC  GA     240,000.00   1,803.04 8.250  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000574208         FFFC  IN     126,500.00     906.26 7.750  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000574232         FFFC  FL     269,000.00   2,068.38 8.500  12/14/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000574392         FFFC  TN      70,000.00     510.42 8.750  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000574423         FFFC  MD     291,500.00   2,241.38 8.500  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000574460         FFFC  CA     495,000.00   3,299.59 7.999  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000574481         FFFC  MD     135,000.00   1,082.81 9.625  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000574485         FFFC  FL     175,000.00   1,458.19 9.999  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000574488         FFFC  IN      57,500.00     411.94 7.750  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000574514         FFFC  OH     236,900.00   1,752.07 8.875  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000574533         FFFC  KY      59,000.00     464.15 8.750  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000574599         FFFC  TX      83,000.00     697.91 9.500  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000574612         FFFC  WI      53,000.00     398.17 8.250  12/14/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000574729         FFFC  KS     206,000.00   1,529.54 8.125  12/02/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000574737         FFFC  IN      92,000.00     731.99 8.875  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000574741         FFFC  IL     125,900.00   1,009.82 9.625  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000574827         FFFC  TX     145,000.00   1,438.52 8.625  11/23/2005  01/01/2006  12/01/2020          FFFC122905   FFMLT2006-FFH1
4000574882         FFFC  CA     609,350.00   4,189.28 8.250  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000574893         FFFC  PA     220,000.00   1,879.17 10.250 11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000574925         FFFC  SC      75,000.00     610.22 9.125  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000574933         FFFC  NC     131,500.00     953.47 7.875  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000574943         FFFC  NC     129,800.00   1,009.57 8.625  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000574968         FFFC  MI     189,000.00   1,419.89 8.250  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000574977         FFFC  OH     117,500.00     844.53 8.625  12/13/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000574986         FFFC  TX      49,900.00     410.52 9.250  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000574993         FFFC  IL     260,000.00   2,115.45 9.125  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000575002         FFFC  WA     153,990.00     994.52 7.750  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000575015         FFFC  NJ     251,000.00   1,929.97 8.500  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000575039         FFFC  AL      89,900.00     772.38 9.750  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000575059         FFFC  MI     115,000.00     914.99 8.875  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000575072         FFFC  NJ     218,500.00   1,777.79 9.125  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000575111         FFFC  CA     430,000.00   2,969.90 7.375  12/09/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000575141         FFFC  OR     158,900.00   1,092.44 8.250  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000575151         FFFC  WA     266,000.00   2,092.62 8.750  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000575203         FFFC  OK      94,000.00     665.33 7.625  12/12/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000575229         FFFC  OH     116,000.00     871.47 8.250  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000575230         FFFC  NC     176,500.00   1,084.74 7.375  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000575239         FFFC  NC     118,000.00     886.49 8.250  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000575267         FFFC  KY     146,000.00     897.29 7.375  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000575281         FFFC  IL     184,500.00   1,305.88 7.625  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000575289         FFFC  FL     165,900.00   1,260.96 8.375  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000575293         FFFC  NC     118,500.00     890.25 8.250  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000575322         FFFC  OH      69,900.00     543.68 8.625  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000575329         FFFC  MI      89,000.00     716.05 8.999  11/25/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000575351         FFFC  MI     145,000.00   1,035.50 8.250  12/20/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000575366         FFFC  SC      75,000.00     590.03 8.750  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000575374         FFFC  NC     119,000.00     968.22 9.125  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000575384         FFFC  MI     108,000.00     783.07 7.875  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000575425         FFFC  OH     130,000.00     942.59 7.875  12/08/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000575427         FFFC  TX     127,500.00     891.50 7.500  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000575447         FFFC  PA     167,000.00   1,358.77 9.125  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000575454         FFFC  PA      64,900.00     481.88 8.125  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000575456         FFFC  OH      92,500.00     719.46 8.625  12/08/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000575477         FFFC  PA     265,000.00   2,061.14 8.625  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000575494         FFFC  NY      80,000.00     687.32 9.750  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000575503         FFFC  NJ     192,000.00   1,360.00 8.500  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000575504         FFFC  IL     620,000.00   4,877.54 8.750  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000575512         FFFC  MI     156,000.00   1,213.35 8.625  12/19/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000575544         FFFC  OH     144,500.00   1,023.54 8.500  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000575553         FFFC  MI     117,000.00     878.98 8.250  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000575619         FFFC  AL      87,000.00     731.54 9.500  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000575624         FFFC  IL      89,000.00     660.82 8.125  12/19/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000575667         FFFC  GA     210,000.00   1,804.22 9.750  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000575693         FFFC  NY      95,500.00     759.84 8.875  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000575727         FFFC  NJ     262,000.00   2,250.98 9.750  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000575739         FFFC  TX      57,250.00     507.71 10.125 11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000575750         FFFC  MI     118,500.00     900.69 8.375  12/13/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000575781         FFFC  IN      94,000.00     722.78 8.500  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000575790         FFFC  IN      76,500.00     622.43 9.125  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000575803         FFFC  GA     138,000.00   1,049.38 9.125  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000575818         FFFC  KY     106,000.00     777.72 7.999  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000575869         FFFC  VA     284,900.00   1,899.31 7.999  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000575914         FFFC  TX     146,900.00   1,027.15 7.500  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576008         FFFC  IN     135,000.00   1,038.03 8.500  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576035         FFFC  FL     165,000.00   1,357.41 9.250  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576043         FFFC  MD     399,950.00   2,624.67 7.875  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576075         FFFC  GA      64,500.00     478.91 8.125  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576101         FFFC  OH     369,000.00   2,536.87 8.250  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576132         FFFC  IN      87,900.00     763.28 9.875  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576148         FFFC  GA     182,000.00   1,383.33 8.375  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576186         FFFC  FL     186,000.00   1,472.50 9.500  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576196         FFFC  IN      99,000.00     805.50 9.125  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576233         FFFC  TX      85,000.00     722.49 9.625  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576311         FFFC  IL     360,000.00   2,672.99 8.125  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576339         FFFC  NV     243,000.00   1,594.69 7.875  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576367         FFFC  GA     168,500.00   1,246.20 8.875  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576403         FFFC  IA      52,500.00     371.59 7.625  12/29/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000576410         FFFC  IN      83,500.00     671.85 8.999  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576424         FFFC  NJ     110,000.00     797.58 7.875  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576429         FFFC  IN      85,900.00     706.68 9.250  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576445         FFFC  SC     134,900.00     997.70 8.875  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576446         FFFC  MO      45,750.00     323.82 7.625  12/19/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000576457         FFFC  NJ     255,000.00   1,983.36 8.625  12/28/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000576459         FFFC  SC     159,000.00   1,308.05 9.250  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576461         FFFC  WI     127,000.00     820.21 7.750  12/29/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000576465         FFFC  MI      40,000.00     332.70 9.375  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576480         FFFC  PA     317,400.00   2,347.44 8.875  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576487         FFFC  MI     259,900.00   1,772.98 7.250  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576531         FFFC  NC     122,500.00   1,007.78 9.250  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576542         FFFC  NJ     153,700.00   1,141.22 8.125  12/21/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000576581         FFFC  OH     164,000.00   1,127.50 8.250  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576585         FFFC  NC     137,000.00   1,065.57 8.625  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576598         FFFC  NC     131,500.00     897.06 7.250  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576695         FFFC  TX      58,300.00     417.67 7.750  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576757         FFFC  SC     103,000.00     764.77 8.125  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576760         FFFC  NC     133,000.00   1,058.21 8.875  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576776         FFFC  SC     134,850.00   1,146.21 9.625  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576785         FFFC  NC     359,450.00   2,471.22 8.250  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576790         FFFC  OH     173,000.00   1,171.35 8.125  12/12/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000576827         FFFC  NC     103,900.00     817.38 8.750  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576851         FFFC  SC      99,000.00     805.50 9.125  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576861         FFFC  NC     148,900.00   1,224.96 9.250  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576878         FFFC  NC      65,000.00     488.32 8.250  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576894         FFFC  SC     102,500.00     788.14 8.500  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576903         FFFC  WI     248,500.00   1,845.11 8.125  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576911         FFFC  CA     379,000.00   2,914.18 8.500  11/29/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000576916         FFFC  KY      86,500.00     603.70 8.375  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576928         FFFC  CA     670,000.00   4,815.62 8.625  11/15/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576930         FFFC  PA     158,000.00     987.50 7.500  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576956         FFFC  MI     128,000.00     862.36 7.125  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576969         FFFC  MO     198,790.00   1,671.53 9.500  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576998         FFFC  IN      59,000.00     517.72 9.999  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000576999         FFFC  IL      71,900.00     598.03 9.375  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000577002         FFFC  WI     145,000.00   1,127.80 8.625  11/25/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000577085         FFFC  WA      84,500.00     740.92 9.990  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000577118         FFFC  IL      78,000.00     565.55 7.875  12/02/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000577127         FFFC  MO     128,500.00   1,057.14 9.250  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000577183         FFFC  OR     269,900.00   2,147.45 8.875  11/17/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000577207         FFFC  IL     275,000.00   1,890.62 8.250  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000577258         FFFC  MD     319,300.00   2,259.99 7.625  12/05/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000577291         FFFC  IN     149,155.00   1,186.74 8.875  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000577301         FFFC  IN      61,250.00     465.54 8.375  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000577314         FFFC  MD     225,550.00   1,754.30 8.625  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000577389         FFFC  AL      98,600.00     766.90 8.625  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000577408         FFFC  UT     130,000.00   1,034.34 8.875  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000577410         FFFC  MI     162,800.00   1,194.57 8.000  12/05/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000577428         FFFC  AZ     536,000.00   4,134.08 8.999  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000577435         FFFC  IA      65,500.00     509.45 8.625  12/28/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000577453         FFFC  WI     108,000.00     773.73 7.750  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000577524         FFFC  FL     412,000.00   3,167.92 8.500  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000577583         FFFC  OH      75,000.00     484.38 7.750  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000577630         FFFC  MT      63,600.00     506.03 8.875  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000577655         FFFC  IL     135,000.00     955.52 7.625  12/13/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000577668         FFFC  PA      88,100.00     693.08 8.750  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000577692         FFFC  NJ     384,000.00   3,369.87 10.000 11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000577721         FFFC  IN      85,000.00     730.28 9.750  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000577759         FFFC  IN      93,000.00     690.52 8.125  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000577807         FFFC  FL     188,000.00   1,479.00 8.750  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000577905         FFFC  PA     105,000.00     770.45 8.000  12/16/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000577922         FFFC  TN      99,750.00     784.73 8.750  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000577925         FFFC  NJ     329,000.00   2,558.93 8.625  12/01/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000577939         FFFC  OH      89,500.00     712.10 8.875  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000577954         FFFC  IL      58,900.00     506.04 9.750  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000577961         FFFC  OH      96,500.00     703.65 8.750  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000578010         FFFC  NC      45,000.00     342.03 8.375  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000578016         FFFC  KS      71,000.00     590.54 9.375  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000578039         FFFC  KY      89,000.00     708.12 8.875  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000578045         FFFC  WI     225,000.00   1,770.08 8.750  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000578057         FFFC  KY      48,500.00     416.69 9.750  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000578058         FFFC  IL     160,000.00   1,258.72 8.750  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000578071         FFFC  OH      86,000.00     546.46 7.625  12/19/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000578101         FFFC  ME     134,620.00   1,035.11 8.500  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000578108         FFFC  NC      60,000.00     509.99 9.625  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000578128         FFFC  IL      72,130.00     450.81 7.500  12/02/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000578138         FFFC  PA     174,900.00   1,329.37 8.375  12/02/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000578241         FFFC  NY     149,450.00   1,162.41 8.625  12/08/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000578360         FFFC  NC     168,000.00   1,203.57 7.750  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000578361         FFFC  MI     239,000.00   2,009.64 9.500  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000578366         FFFC  OH     112,000.00     851.28 8.375  12/06/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000578371         FFFC  NC     138,000.00   1,024.65 8.125  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000578397         FFFC  OH      40,000.00     297.00 8.125  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000578411         FFFC  CA     477,000.00   3,825.94 9.625  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000578422         FFFC  TN     134,000.00     851.46 7.625  11/28/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000578442         FFFC  GA     135,000.00   1,026.10 8.375  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000578452         FFFC  TN      70,000.00     563.24 9.000  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000578514         FFFC  IN     421,000.00   3,125.91 8.125  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000578563         FFFC  IN      80,000.00     594.00 8.125  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000578579         FFFC  MI     138,000.00   1,024.65 8.125  12/02/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000578600         FFFC  KY      54,000.00     444.24 9.250  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000578602         FFFC  AR     207,000.00   1,536.97 8.125  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000578607         FFFC  MI      75,500.00     560.68 8.625  12/08/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000578650         FFFC  WA     185,000.00   1,341.38 7.875  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000578697         FFFC  CA     368,000.00   2,453.33 8.000  11/18/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000578722         FFFC  CO     111,900.00     722.69 7.750  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000578767         FFFC  FL     245,000.00   1,888.54 9.250  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000578788         FFFC  MN     109,000.00     749.38 8.250  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000578834         FFFC  IN     119,000.00     842.92 8.500  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000578888         FFFC  NY      63,000.00     467.77 8.125  12/16/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000578893         FFFC  MD     277,100.00   2,057.46 8.125  12/05/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000578918         FFFC  GA     165,000.00   1,196.36 7.875  11/30/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000578954         FFFC  KY     260,000.00   1,930.49 8.125  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000579012         FFFC  OH     124,000.00     986.60 8.875  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000579020         FFFC  OH      53,000.00     431.23 9.125  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000579035         FFFC  NY     131,700.00   1,143.62 9.875  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000579051         FFFC  TN      82,900.00     593.91 7.750  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000579128         FFFC  IN      55,500.00     402.41 7.875  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000579141         FFFC  IN     123,000.00     924.06 8.250  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000579186         FFFC  IN      84,680.00     628.75 8.125  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000579242         FFFC  TX      70,000.00     588.60 9.500  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000579267         FFFC  IL      98,000.00     727.77 8.625  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000579301         FFFC  MI      96,000.00     746.68 8.625  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000579321         FFFC  FL     168,000.00   1,279.74 8.875  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000579325         FFFC  IN     145,000.00   1,051.35 7.875  12/20/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000579337         FFFC  CO     218,000.00   1,715.01 8.750  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000579434         FFFC  NC      98,000.00     704.37 8.625  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000579460         FFFC  SC      88,000.00     739.95 9.500  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000579501         FFFC  MO      50,000.00     420.43 9.500  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000579519         FFFC  IL     116,500.00     865.01 8.125  12/09/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000579563         FFFC  FL     126,050.00     924.82 7.999  12/14/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000579569         FFFC  SC     454,500.00   3,456.09 9.125  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000579575         FFFC  SC     133,050.00     900.86 8.125  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000579585         FFFC  SC     112,000.00     875.00 9.375  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000579588         FFFC  IL      62,500.00     519.84 9.375  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000579593         FFFC  NC     145,950.00   1,174.35 9.000  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000579599         FFFC  IL     223,510.00   1,581.99 7.625  12/16/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000579601         FFFC  OH      63,000.00     506.91 8.999  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000579608         FFFC  IN      93,500.00     661.79 7.625  12/09/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000579612         FFFC  TN      85,000.00     616.31 7.875  12/05/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000579625         FFFC  NC      89,900.00     683.30 8.375  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000579632         FFFC  CA     294,500.00   2,084.45 7.625  12/16/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000579634         FFFC  IL      33,990.00     279.63 9.250  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000579655         FFFC  PA     115,360.00     887.02 8.500  12/09/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000579669         FFFC  NC      86,000.00     676.56 8.750  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000579677         FFFC  SC     187,500.00   1,475.06 8.750  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000579704         FFFC  NJ     320,000.00   2,320.22 7.875  12/16/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000579725         FFFC  OH     134,500.00     963.57 7.750  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000579741         FFFC  IL     446,764.00   3,024.96 8.125  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000579815         FFFC  AR      74,900.00     549.58 7.999  12/14/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000579911         FFFC  OH     126,800.00     832.13 7.875  12/14/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000579956         FFFC  PA     355,863.00   2,611.17 7.999  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000580074         FFFC  IN     155,000.00   1,178.11 8.375  12/16/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000580093         FFFC  NY     332,000.00   2,321.39 7.500  12/19/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000580094         FFFC  CA     369,000.00   2,229.38 7.250  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000580136         FFFC  MS     189,900.00   1,364.91 8.625  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000580166         FFFC  FL     281,500.00   2,164.49 8.500  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000580415         FFFC  UT     150,000.00   1,247.62 9.375  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000580501         FFFC  CA     247,900.00   1,678.49 8.125  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000580553         FFFC  PA     109,700.00     795.40 7.875  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000580601         FFFC  TX      84,900.00     601.38 8.500  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000580605         FFFC  FL     235,000.00   1,566.67 8.000  12/01/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000580626         FFFC  AL     116,000.00     954.58 9.875  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000580648         FFFC  NY     106,382.00     789.88 8.125  12/16/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000580657         FFFC  GA      91,500.00     719.83 8.750  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000580666         FFFC  GA     114,700.00     752.72 7.875  12/28/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000580668         FFFC  GA     113,000.00     839.02 8.125  11/29/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000580728         FFFC  TX      87,000.00     668.95 8.500  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000580768         FFFC  FL     333,400.00   2,917.25 10.500 11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000580882         FFFC  FL      99,500.00     735.89 8.875  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000580935         FFFC  IL     142,000.00   1,005.07 7.625  12/05/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000580980         FFFC  NJ     135,000.00   1,074.12 8.875  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000580991         FFFC  NC      98,500.00     714.19 7.875  12/01/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000580992         FFFC  NV     265,000.00   1,711.46 7.750  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000581001         FFFC  NC     110,800.00     865.62 9.375  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000581003         FFFC  OH     140,000.00   1,027.17 7.999  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000581080         FFFC  IL     106,400.00     764.75 8.625  12/12/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000581087         FFFC  NJ     295,000.00   2,216.24 8.250  12/01/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000581118         FFFC  FL     126,000.00     946.60 8.250  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000581160         FFFC  NC     445,000.00   3,059.37 8.250  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000581189         FFFC  FL     108,300.00     778.41 8.625  12/05/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000581217         FFFC  IN      96,000.00     696.07 7.875  12/01/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000581218         FFFC  SC      75,000.00     590.03 8.750  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000581223         FFFC  NJ     202,500.00   1,485.87 8.000  12/05/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000581224         FFFC  NC     156,800.00   1,205.66 8.500  11/30/2005  02/01/2006  01/01/2036          FFFC122905   FFMLT2006-FFH1
4000581231         FFFC  SC     110,000.00     845.80 8.500  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000581237         FFFC  OH     167,000.00   1,225.27 7.999  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000581241         FFFC  OH     210,000.00   1,633.36 8.625  11/21/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000581287         FFFC  NJ     605,000.00   3,718.23 7.375  12/12/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000581362         FFFC  WI     280,000.00   2,128.20 8.375  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000581432         FFFC  OR     285,000.00   2,216.70 8.625  12/12/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000581470         FFFC  CA     360,000.00   2,850.00 9.500  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000581535         FFFC  FL     176,000.00   1,430.00 9.750  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000581604         FFFC  FL     238,155.00   1,859.99 9.125  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000581626         FFFC  AZ     260,000.00   1,733.12 7.999  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000581652         FFFC  MO      90,000.00     724.16 9.000  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000581709         FFFC  IL     150,000.00   1,203.12 9.625  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000581794         FFFC  FL      94,500.00     728.44 9.250  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000581856         FFFC  IN      98,900.00     708.53 7.750  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000582085         FFFC  WA     141,445.00   1,025.57 7.875  11/28/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000582138         FFFC  IN     413,000.00   3,011.46 8.750  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000582169         FFFC  WI      88,000.00     620.14 8.125  12/12/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000582233         FFFC  KY     127,500.00     980.36 8.500  12/12/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000582245         FFFC  MA      85,000.00     623.70 8.000  12/13/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000582264         FFFC  MI      99,500.00     670.35 7.125  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000582270         FFFC  CA     495,000.00   3,718.77 8.250  11/29/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000582273         FFFC  MI     700,000.00   5,014.89 7.750  11/25/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000582302         FFFC  OH     165,000.00   1,178.33 8.250  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000582389         FFFC  VA     200,700.00   1,472.53 7.999  12/20/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000582464         FFFC  FL     410,000.00   2,866.78 7.500  12/09/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000582514         FFFC  OH      90,000.00     703.12 9.375  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000582530         FFFC  MO     145,000.00     936.46 7.750  12/15/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000582546         FFFC  OK      98,000.00     832.99 9.625  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000582558         FFFC  MI     146,000.00   1,148.58 8.750  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000582559         FFFC  PA     145,000.00   1,026.30 7.625  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000582563         FFFC  PA     117,000.00     868.72 8.125  12/05/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000582602         FFFC  IL     104,900.00     753.97 8.625  12/12/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000582650         FFFC  NC     134,000.00     879.38 7.875  12/05/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000582651         FFFC  IA      46,000.00     366.00 8.875  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000582662         FFFC  NC      58,350.00     433.25 8.125  12/15/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000582675         FFFC  MI      70,000.00     544.45 8.625  12/07/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000582717         FFFC  NC     110,000.00     875.21 8.875  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000582752         FFFC  SC     121,000.00     887.77 7.999  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000582771         FFFC  WA     265,000.00   1,830.29 7.375  11/28/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000582772         FFFC  MI     288,000.00   2,240.03 8.625  12/07/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000582790         FFFC  OH      96,000.00     660.00 8.250  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000582807         FFFC  OH      72,000.00     522.05 7.875  12/16/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000582815         FFFC  KY     109,900.00     884.20 8.999  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000582846         FFFC  CA     421,000.00   3,162.83 8.250  11/22/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000582880         FFFC  IN     168,500.00   1,348.59 9.375  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000583057         FFFC  OH      80,000.00     643.70 9.000  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000583081         FFFC  OH      79,500.00     611.29 8.500  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000583251         FFFC  TX      74,900.00     562.70 8.250  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000583269         FFFC  CA     400,000.00   2,583.33 7.750  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000583445         FFFC  IN      64,900.00     448.25 7.375  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000583464         FFFC  TN      60,000.00     504.51 9.500  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000583473         FFFC  NY      60,000.00     461.35 8.500  12/15/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000583527         FFFC  TN     693,000.00   4,908.75 8.500  12/07/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000583531         FFFC  NY     239,000.00   1,691.63 7.625  12/15/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000583555         FFFC  OH     135,000.00     978.84 7.875  12/05/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000583564         FFFC  FL     280,000.00   1,925.00 8.250  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000583598         FFFC  MA     110,500.00     820.46 8.125  12/13/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000583615         FFFC  GA     172,500.00   1,221.88 8.500  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000583642         FFFC  KY      83,500.00     649.45 8.625  11/25/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000583865         FFFC  TX      93,250.00     767.14 9.250  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000583869         FFFC  WI     175,000.00   1,253.72 7.750  12/16/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000583907         FFFC  VA     316,000.00   2,318.48 7.999  12/15/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000584066         FFFC  NC     244,150.00   1,805.69 8.875  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000584068         FFFC  NJ     148,400.00   1,194.06 9.000  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000584076         FFFC  SC     108,850.00     691.65 7.625  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000584081         FFFC  NC     118,000.00     876.15 8.125  11/23/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000584106         FFFC  OH     104,000.00     763.11 7.999  11/29/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000584108         FFFC  NC      94,900.00     761.18 9.625  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000584116         FFFC  NC      90,000.00     708.03 8.750  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000584158         FFFC  NC     120,000.00     849.35 7.625  12/06/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000584159         FFFC  MO     120,000.00     912.09 8.375  12/06/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000584184         FFFC  FL     152,000.00   1,115.32 8.000  12/05/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000584187         FFFC  MI     150,000.00     987.11 7.500  12/23/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000584189         FFFC  NC      71,500.00     588.21 9.250  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000584204         FFFC  SC     209,000.00   1,415.10 8.125  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000584222         FFFC  NY     260,000.00   2,281.69 10.000 11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000584261         FFFC  IL     210,000.00   1,522.65 7.875  12/15/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000584325         FFFC  NJ     380,000.00   2,785.76 8.500  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000584334         FFFC  NC     149,100.00   1,094.04 8.000  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000584341         FFFC  NC     262,900.00   1,952.03 8.125  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000584349         FFFC  PA      97,255.00     655.22 7.125  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000584362         FFFC  MI     161,000.00   1,237.95 8.500  12/14/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000584385         FFFC  PA      81,000.00     615.66 8.375  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000584392         FFFC  NY     440,000.00   3,305.57 8.250  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000584400         FFFC  NC     119,900.00     911.33 8.375  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000584489         FFFC  VA     165,000.00   1,268.71 8.500  12/05/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000584519         FFFC  FL     163,200.00   1,313.03 8.999  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000584589         FFFC  GA     188,000.00   1,272.92 8.125  12/16/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000584594         FFFC  MO      68,000.00     475.47 7.500  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000584615         FFFC  IN     169,000.00   1,096.13 6.750  12/16/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000584709         FFFC  MI     250,000.00   1,834.41 8.000  12/02/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000584766         FFFC  OH      79,000.00     579.67 8.000  12/12/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000584787         FFFC  MO      82,500.00     627.06 8.375  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000584842         FFFC  GA     158,200.00   1,202.43 8.375  12/08/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000584849         FFFC  WI      89,000.00     593.33 8.000  12/08/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000584919         FFFC  IL     210,000.00   1,379.55 6.875  12/16/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000584929         FFFC  IN     198,900.00   1,477.07 8.625  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000584965         FFFC  IN     171,900.00   1,291.43 8.250  12/08/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000584979         FFFC  GA      81,250.00     646.46 8.875  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000584988         FFFC  TX      44,000.00     334.43 8.375  12/09/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000585042         FFFC  GA      96,900.00     719.48 8.125  12/06/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000585067         FFFC  NY      84,800.00     556.50 7.875  12/30/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000585075         FFFC  OR     230,000.00   1,788.92 8.625  12/06/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000585099         FFFC  MI     145,000.00     989.16 7.250  12/08/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000585186         FFFC  NJ     180,400.00   1,403.13 8.625  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000585193         FFFC  WI     140,000.00     978.90 7.500  12/02/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000585358         FFFC  CA     225,000.00   1,429.69 7.625  12/12/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000585413         FFFC  FL     165,000.00   1,298.06 8.750  11/28/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000585450         FFFC  IN     109,277.00     840.25 8.500  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000585462         FFFC  MI      75,000.00     583.34 8.625  12/14/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000585558         FFFC  OH     117,000.00     848.33 7.875  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000585567         FFFC  SC     227,900.00   1,874.88 9.250  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000585571         FFFC  SC     124,550.00   1,081.53 9.875  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000585581         FFFC  OH      80,000.00     580.06 7.875  12/08/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000585585         FFFC  OH      63,500.00     423.33 7.999  12/23/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000585604         FFFC  MI      72,500.00     519.40 7.750  12/02/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000585612         FFFC  MI     161,000.00   1,237.95 8.500  12/07/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000585648         FFFC  OH      83,500.00     634.95 9.125  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000585653         FFFC  NC      98,900.00     751.71 8.375  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000585706         FFFC  OH      75,000.00     507.81 8.125  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000585774         FFFC  SC     172,500.00   1,311.72 9.125  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000585859         FFFC  TX      72,400.00     582.55 9.000  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000585871         FFFC  IL     148,000.00   1,073.10 7.875  12/09/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000585887         FFFC  MI      45,000.00     276.56 7.375  12/08/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000585981         FFFC  OH     249,774.00   1,665.16 8.000  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000586002         FFFC  IN     272,752.00   1,883.83 7.375  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000586022         FFFC  IA      82,000.00     587.46 7.750  12/09/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000586150         FFFC  TX      93,200.00     716.63 8.500  12/15/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000586168         FFFC  TX     113,000.00     848.93 8.250  12/09/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000586180         FFFC  MI     160,000.00   1,173.91 7.999  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000586199         FFFC  FL     130,000.00     880.21 8.125  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000586227         FFFC  MI      74,900.00     523.71 7.500  12/15/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000586329         FFFC  CO     104,300.00     706.20 8.125  12/12/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000586334         FFFC  MI      69,000.00     530.55 8.500  12/19/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000586375         FFFC  NJ     260,000.00   1,868.75 8.625  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000586502         FFFC  MO      94,000.00     714.47 8.375  12/06/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000586507         FFFC  IN     186,495.00   1,352.22 7.875  12/07/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000586584         FFFC  VA     245,000.00   1,684.37 8.250  12/08/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000586862         FFFC  KY      74,500.00     553.16 8.125  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000586869         FFFC  NC     104,900.00     806.59 8.500  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000586871         FFFC  NC     117,000.00     889.69 9.125  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000586873         FFFC  NC     153,450.00   1,139.36 8.125  12/09/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000586921         FFFC  OH     129,000.00     806.25 7.500  12/20/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000586930         FFFC  OH     155,000.00   1,178.11 8.375  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000586968         FFFC  NV     140,000.00     978.90 7.500  12/05/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000587070         FFFC  NC     111,500.00     847.48 8.375  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000587089         FFFC  NC     128,000.00     928.09 7.875  12/06/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000587111         FFFC  IA     115,400.00     918.17 8.875  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000587116         FFFC  IL     199,000.00   1,368.12 8.250  12/14/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000587125         FFFC  KY     173,350.00   1,256.91 7.875  12/13/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000587220         FFFC  SC     111,750.00     810.27 7.875  12/20/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000587269         FFFC  ND      64,000.00     593.29 7.500  12/10/2005  02/01/2006  01/01/2021          FFFC013106   FFMLT2006-FFH1
4000587325         FFFC  MI      94,500.00     629.92 7.999  12/13/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000587328         FFFC  KS      68,000.00     510.86 8.250  12/15/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000587458         FFFC  MI      79,900.00     565.53 7.625  12/06/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000587465         FFFC  IN      65,500.00     480.57 7.999  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000587541         FFFC  MI     854,000.00   4,803.75 6.750  12/13/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000587563         FFFC  OH      97,000.00     656.32 7.750  12/06/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000587716         FFFC  OH      87,000.00     638.31 7.999  12/05/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000587792         FFFC  FL     147,000.00   1,104.36 8.250  12/09/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000587873         FFFC  GA     145,500.00   1,066.61 7.990  12/21/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000587891         FFFC  TX      84,000.00     601.79 7.750  12/12/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000587902         FFFC  NY      63,000.00     456.79 7.875  12/29/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000587938         FFFC  IL     218,000.00   1,495.37 7.875  12/21/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000587943         FFFC  KY     135,000.00     978.84 7.875  12/09/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000587963         FFFC  AL      79,000.00     657.08 9.375  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000588065         FFFC  GA      96,900.00     656.09 8.125  12/09/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000588091         FFFC  OH      47,500.00     306.77 7.750  12/06/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000588113         FFFC  DC     390,000.00   2,827.77 7.875  12/06/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000588115         FFFC  MI     155,000.00   1,065.62 8.250  12/19/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000588260         FFFC  NV     237,000.00   1,670.16 8.125  12/01/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000588304         FFFC  NC     124,000.00     986.60 8.875  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000588379         FFFC  KY     185,000.00   1,589.44 9.750  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000588408         FFFC  OH      42,500.00     311.82 7.999  12/08/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000588427         FFFC  OH      79,500.00     521.72 7.875  12/09/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000588463         FFFC  OH      67,950.00     498.59 7.999  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000588532         FFFC  NC      87,000.00     625.31 8.625  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000588547         FFFC  MO      79,500.00     569.55 7.750  12/02/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000588564         FFFC  NJ     150,000.00   1,113.75 8.125  12/15/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000588583         FFFC  NC     123,000.00     902.52 7.999  12/19/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000588625         FFFC  MN     125,000.00     898.44 8.625  12/19/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000588654         FFFC  NC     120,100.00     870.81 7.875  12/06/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000588722         FFFC  PA     100,000.00     625.00 7.500  12/22/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000588957         FFFC  IN      42,500.00     293.54 7.375  12/30/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000588965         FFFC  MI      86,500.00     612.24 7.625  12/15/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000588973         FFFC  OH      91,500.00     663.44 7.875  12/15/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000589090         FFFC  IN     167,479.00   1,199.84 7.750  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000589100         FFFC  OH      64,000.00     469.56 7.999  12/08/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000589222         FFFC  IN     105,000.00     779.62 8.125  12/09/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000589242         FFFC  MI     175,000.00   1,166.67 8.000  12/05/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000589258         FFFC  IL     147,000.00   1,130.30 8.500  12/07/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000589259         FFFC  IL     245,000.00   1,755.21 7.750  12/13/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000589278         FFFC  MN     255,000.00   1,773.04 8.000  12/06/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000589312         FFFC  WA     266,225.00   1,953.28 7.999  12/08/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000589357         FFFC  FL     236,900.00   1,779.75 8.250  12/14/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000589430         FFFC  WI     153,500.00     975.36 7.625  12/15/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000589476         FFFC  AZ     875,000.00   6,380.21 8.750  11/29/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000589500         FFFC  CA     715,000.00   5,106.09 8.250  12/13/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000589547         FFFC  TN      71,500.00     512.23 7.750  12/12/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000589563         FFFC  AL      65,000.00     476.95 8.000  12/15/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000589758         FFFC  MO     289,000.00   2,377.53 9.250  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000589790         FFFC  NC      87,500.00     719.84 9.250  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000590060         FFFC  IL     191,000.00   1,451.74 8.375  12/23/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000590072         FFFC  SC     136,750.00     982.89 8.625  12/01/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000590093         FFFC  OH      74,000.00     528.46 8.250  12/16/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000590186         FFFC  PA     115,000.00     874.08 8.375  12/29/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000590200         FFFC  NY     460,000.00   3,415.49 8.125  12/20/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000590228         FFFC  MN     215,000.00   1,653.16 8.500  12/06/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000590238         FFFC  FL     172,000.00   1,179.83 7.875  12/09/2006  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000590262         FFFC  WI     157,000.00   1,150.92 7.990  12/16/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000590394         FFFC  NV      68,000.00     460.42 8.125  12/09/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000590563         FFFC  MI     343,000.00   2,457.29 7.750  12/14/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000590579         FFFC  MS     148,900.00     946.14 7.625  12/02/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000590700         FFFC  FL     118,500.00     879.86 8.125  12/09/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000590814         FFFC  MI      42,500.00     326.79 8.500  12/16/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000590859         FFFC  IN      43,000.00     311.78 7.875  12/06/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000590914         FFFC  OH      95,000.00     642.79 7.750  12/15/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000590968         FFFC  MA     236,300.00   1,692.88 7.750  12/15/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000591019         FFFC  CA     495,000.00   3,534.99 8.250  12/08/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000591020         FFFC  AL      78,500.00     589.74 8.250  12/09/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000591075         FFFC  NY      63,830.00     462.81 7.875  12/08/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000591125         FFFC  CO     219,500.00   1,526.04 7.999  12/16/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000591126         FFFC  PA     135,000.00     978.84 7.875  12/02/2005  01/01/2006  12/01/2035          FFFC013106   FFMLT2006-FFH1
4000591136         FFFC  SC     108,600.00     893.43 9.250  11/30/2005  01/01/2006  12/01/2035          FFFC122905   FFMLT2006-FFH1
4000591180         FFFC  PA     190,214.00   1,281.51 7.125  12/08/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000591184         FFFC  NC     136,950.00   1,016.85 8.125  12/12/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000591207         FFFC  MI     152,000.00   1,088.95 7.750  12/15/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000591229         FFFC  PA      55,000.00     398.79 7.875  12/30/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000591277         FFFC  PA     108,150.00     765.48 7.625  12/29/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000591500         FFFC  MI     131,000.00     818.75 7.500  12/20/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000591539         FFFC  MI     100,000.00     716.41 7.750  12/22/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000591592         FFFC  OR     255,000.00   1,678.08 7.500  12/15/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000591751         FFFC  IL     266,000.00   1,905.66 7.750  12/09/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000591987         FFFC  MO      98,000.00     718.43 8.500  12/15/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000592041         FFFC  FL     194,000.00   1,394.37 8.625  12/12/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000592117         FFFC  IL     110,000.00     795.96 8.375  12/08/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000592166         FFFC  IL     270,000.00   1,875.32 7.990  12/29/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000592222         FFFC  MI     101,000.00     732.32 7.875  12/09/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000592412         FFFC  GA     293,000.00   2,227.01 8.375  12/09/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000592482         FFFC  OH     140,000.00     921.30 7.500  12/22/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000592592         FFFC  NC     235,000.00   1,542.19 7.875  12/12/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000592651         FFFC  KY     137,900.00     987.93 7.750  12/16/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000592659         FFFC  NC     144,500.00   1,047.73 7.875  12/12/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000592662         FFFC  NV     382,000.00   2,728.01 8.250  12/14/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000592732         FFFC  MI      83,150.00     624.68 8.250  12/20/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000592778         FFFC  OH     125,900.00     880.31 7.500  12/07/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000592789         FFFC  NY      72,000.00     507.39 8.125  12/19/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000592861         FFFC  CO     290,000.00   2,016.19 7.999  12/19/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000592879         FFFC  IN     112,200.00     738.36 7.500  12/16/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000592918         FFFC  MI      61,000.00     431.75 7.625  12/16/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000593273         FFFC  FL     224,000.00   1,722.37 8.500  12/06/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000593662         FFFC  DE     185,000.00   1,357.45 7.999  12/29/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000594066         FFFC  WI     128,000.00     873.19 7.250  12/28/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000594067         FFFC  TN     115,050.00     719.06 7.500  12/13/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000594069         FFFC  IL     499,000.00   3,482.60 8.375  12/20/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000594078         FFFC  FL     255,000.00   1,938.18 8.375  12/28/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000594219         FFFC  MN     200,000.00   1,502.53 8.250  12/13/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000594478         FFFC  NY      68,794.00     516.83 8.250  12/29/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000594717         FFFC  OH      81,500.00     605.14 8.125  12/19/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000595192         FFFC  NC     165,000.00   1,182.08 7.750  12/16/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000595226         FFFC  NC     159,900.00   1,201.28 8.250  12/09/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000595227         FFFC  OH     180,900.00   1,240.88 7.875  12/21/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000595237         FFFC  NC     217,000.00   1,630.25 8.250  12/13/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000595393         FFFC  OH      98,000.00     672.23 7.875  12/16/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000595475         FFFC  NJ     285,000.00   1,989.06 8.375  12/23/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000595507         FFFC  MI     352,000.00   2,580.49 8.500  12/23/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000595889         FFFC  MI     149,000.00     939.49 7.125  12/19/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000595958         FFFC  MI      72,000.00     497.29 7.375  12/13/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000595978         FFFC  MI      68,600.00     515.37 8.250  12/14/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000596581         FFFC  OH     240,000.00   1,824.17 8.375  12/09/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000596643         FFFC  UT     211,500.00   1,607.55 8.375  12/08/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000596695         FFFC  SC     141,000.00   1,022.35 7.875  12/16/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000597119         FFFC  MI     115,000.00     853.87 8.125  12/21/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000597142         FFFC  AR      91,000.00     644.58 8.500  12/16/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000597199         FFFC  TX      40,000.00     382.24 7.999  12/20/2005  02/01/2006  01/01/2021          FFFC013106   FFMLT2006-FFH1
4000597289         FFFC  NJ     570,000.00   3,978.12 8.375  12/29/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000597353         FFFC  MI     124,000.00     909.04 8.500  12/15/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000597383         FFFC  KY     105,500.00     743.47 8.125  12/13/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000597392         FFFC  MI     214,200.00   1,479.43 7.375  12/19/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000597557         FFFC  AR      90,800.00     674.19 8.125  12/15/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000597738         FFFC  OH      48,900.00     354.56 7.875  12/22/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000597824         FFFC  FL     179,000.00   1,376.36 8.500  12/23/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000597909         FFFC  FL     275,000.00   1,989.90 8.375  12/22/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000597950         FFFC  NC     107,900.00     782.35 7.875  12/15/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000597969         FFFC  WV     425,000.00   3,008.12 7.625  12/13/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000598009         FFFC  PA      50,750.00     363.58 7.750  12/30/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000598459         FFFC  IN     218,000.00   1,598.15 8.500  12/12/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000598551         FFFC  IL     470,000.00   3,267.96 8.000  12/09/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000598570         FFFC  MI     150,000.00   1,042.85 7.999  12/13/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000598981         FFFC  OH     126,000.00     899.81 8.250  12/22/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000598999         FFFC  OH      60,000.00     440.22 7.999  12/16/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000599081         FFFC  NC     132,500.00     960.72 7.875  12/09/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000599085         FFFC  NC     135,900.00     970.51 8.250  12/20/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000599089         FFFC  NC      92,000.00     691.17 8.250  12/14/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000599126         FFFC  IL     264,000.00   1,910.31 8.375  12/21/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000599209         FFFC  PA      45,000.00     334.12 8.125  12/16/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000599360         FFFC  NJ     416,000.00   2,970.82 8.250  12/23/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000599469         FFFC  MO      80,800.00     547.08 8.125  12/19/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000599591         FFFC  IN     150,000.00     953.12 7.625  12/19/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000599771         FFFC  AL     165,000.00   1,239.59 8.250  12/22/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000599814         FFFC  IN      90,000.00     652.56 7.875  12/27/2005  03/01/2006  02/01/2036          FFFC013106   FFMLT2006-FFH1
4000599971         FFFC  GA     154,900.00   1,163.71 8.250  12/20/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000599973         FFFC  OH      65,600.00     468.48 8.250  12/27/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000600045         FFFC  FL     194,000.00   1,457.46 8.250  12/30/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000600159         FFFC  NJ     250,000.00   1,812.67 7.875  12/29/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000600167         FFFC  MN     175,000.00   1,249.74 8.250  12/16/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000600415         FFFC  PA      45,000.00     314.65 7.500  12/23/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000600446         FFFC  NC      90,850.00     624.59 8.250  12/19/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000600451         FFFC  SC      80,000.00     608.06 8.375  12/15/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000600932         FFFC  PA     134,930.00     938.18 8.000  12/23/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000601276         FFFC  TX      74,200.00     563.97 8.375  12/27/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000601593         FFFC  SC     322,000.00   2,390.84 8.125  12/15/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000601608         FFFC  IL     150,000.00   1,031.25 8.250  12/29/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000601613         FFFC  KY     195,000.00   1,447.87 8.125  12/14/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000601631         FFFC  MO     310,000.00   2,356.22 8.375  12/19/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000601881         FFFC  IL     156,000.00   1,099.35 8.125  12/19/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000602181         FFFC  IN      52,500.00     385.19 7.999  12/23/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000602211         FFFC  IL     119,000.00     915.01 8.500  12/20/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000602350         FFFC  OH      62,000.00     465.79 8.250  12/27/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000602424         FFFC  VA     136,950.00   1,016.85 8.125  12/30/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000602827         FFFC  SC      87,500.00     634.44 7.875  12/16/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000602865         FFFC  IL     330,000.00   2,537.41 8.500  12/29/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000603007         FFFC  SC      99,500.00     747.51 8.250  12/21/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000603051         FFFC  IL     199,900.00   1,346.76 7.125  12/15/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000603089         FFFC  IL     308,500.00   2,210.13 7.750  12/16/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000603382         FFFC  OH     147,000.00   1,049.78 8.250  12/16/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000603581         FFFC  OR     290,000.00   1,989.25 7.875  12/19/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000603700         FFFC  TX      83,700.00     636.18 8.375  12/28/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000603705         FFFC  MI     118,000.00     865.84 8.000  12/15/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000603755         FFFC  IL     145,000.00   1,114.92 8.500  12/22/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000603756         FFFC  MI     155,000.00   1,083.78 7.500  12/16/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000603951         FFFC  NJ     730,000.00   5,075.23 7.999  12/23/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000603954         FFFC  FL     140,000.00     973.33 7.999  12/29/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000604000         FFFC  MS     123,000.00     881.19 7.750  12/22/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000604265         FFFC  WI     172,500.00   1,295.93 8.250  12/20/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000604331         FFFC  NC     304,000.00   2,283.85 8.250  12/19/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000604639         FFFC  GA      90,000.00     634.24 8.125  12/16/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000604705         FFFC  WI      68,200.00     500.43 8.000  12/29/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000605044         FFFC  MA     579,000.00   4,189.65 8.375  12/30/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000605289         FFFC  MI      73,500.00     501.40 7.250  12/28/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000605372         FFFC  MI     103,500.00     759.37 7.999  12/20/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000605421         FFFC  NC      71,500.00     518.42 7.875  12/30/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000605841         FFFC  IL     142,000.00   1,079.30 8.375  12/15/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000605938         FFFC  TX     230,000.00   1,707.74 8.125  12/22/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000606389         FFFC  OH      99,900.00     750.52 8.250  12/20/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000606425         FFFC  MI     128,000.00     862.36 7.125  12/22/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000606445         FFFC  OH     228,000.00   1,653.16 7.875  12/23/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000606474         FFFC  MI      90,000.00     625.78 8.000  12/30/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000606629         FFFC  DC     480,000.00   3,337.50 8.000  12/19/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000606705         FFFC  NC     145,000.00     921.35 7.625  12/28/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000606726         FFFC  MO     776,287.00   5,696.12 8.000  12/23/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000606743         FFFC  OH     133,000.00     858.96 7.750  12/30/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000606766         FFFC  CT     229,900.00   1,647.03 7.750  12/29/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000606777         FFFC  OH     215,000.00   1,555.74 8.375  12/19/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000606821         FFFC  NY     154,000.00   1,037.53 7.125  12/20/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000606880         FFFC  IA     125,000.00     950.09 8.375  12/26/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000606890         FFFC  IN     275,000.00   2,017.85 8.000  12/21/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000607070         FFFC  MN     230,000.00   1,608.19 7.500  12/22/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000607119         FFFC  TN      83,000.00     559.19 7.125  12/16/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000607212         FFFC  OH      63,000.00     484.42 8.500  12/28/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000607869         FFFC  VA     177,000.00   1,181.17 7.625  12/23/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000607891         FFFC  KY     120,000.00     880.52 8.000  12/20/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000607895         FFFC  SC     428,000.00   3,290.95 8.500  12/21/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000607915         FFFC  KY      86,000.00     646.09 8.250  12/15/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000607963         FFFC  SC     112,000.00     821.82 8.000  12/21/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000608230         FFFC  IL     357,000.00   2,617.15 8.500  12/22/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000608277         FFFC  MO     134,000.00   1,030.34 8.500  12/28/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000608510         FFFC  VA     172,000.00   1,261.96 7.999  12/22/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000608519         FFFC  FL     195,700.00   1,367.02 7.490  12/22/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000608542         FFFC  OK     109,000.00     838.12 8.500  12/22/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000608979         FFFC  CA     560,000.00   3,915.60 7.500  12/21/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000609077         FFFC  TX      92,000.00     667.06 7.875  12/22/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000609244         FFFC  OH     379,712.00   2,886.09 8.375  12/23/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000609500         FFFC  GA      76,950.00     584.88 8.375  12/28/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000609646         FFFC  IL     167,000.00   1,113.33 8.000  12/29/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000609741         FFFC  OR     380,000.00   2,785.76 8.500  12/22/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000610431         FFFC  KY     110,000.00     807.14 8.000  12/20/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000610534         FFFC  OH      93,000.00     715.09 8.500  12/22/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000610537         FFFC  NJ      72,000.00     515.82 7.750  12/30/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000610741         FFFC  IL     220,000.00   1,571.11 8.250  12/23/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000611419         FFFC  UT     170,000.00   1,198.00 8.125  12/21/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000611512         FFFC  PA     189,000.00   1,240.31 7.875  12/30/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000611718         FFFC  PA      87,000.00     604.92 8.000  12/23/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000611739         FFFC  OR     215,000.00   1,515.12 8.125  12/22/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000611990         FFFC  OR     199,000.00   1,346.47 7.750  12/28/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000612087         FFFC  OR     210,600.00   1,366.48 7.375  12/21/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000612676         FFFC  ME     147,000.00   1,077.65 8.500  12/30/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000612685         FFFC  NC     129,000.00     969.13 8.250  12/21/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000612735         FFFC  NC     170,500.00   1,265.96 8.125  12/30/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000613124         FFFC  IN      95,000.00     705.37 8.125  12/23/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000613125         FFFC  TX     147,000.00   1,078.63 8.000  12/20/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000613316         FFFC  OH     125,000.00     781.25 7.500  12/28/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000613937         FFFC  MI     455,000.00   3,498.56 8.500  12/22/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000613990         FFFC  WA     170,000.00   1,159.70 7.250  12/20/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000614079         FFFC  OH     103,000.00     746.82 7.875  12/27/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000614121         FFFC  MI     140,000.00   1,039.50 8.125  12/23/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000614198         FFFC  MD     204,950.00   1,425.04 8.000  12/23/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000614420         FFFC  IN     200,000.00   1,520.14 8.375  12/23/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000614476         FFFC  OH     171,000.00   1,299.72 8.375  12/30/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000614510         FFFC  IN     112,900.00     858.12 8.375  12/23/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000614788         FFFC  TX     114,000.00     876.56 8.500  12/30/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000615028         FFFC  MA     510,000.00   3,498.34 7.875  12/29/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000615627         FFFC  FL     150,000.00     984.38 7.875  12/28/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000615669         FFFC  NJ      55,000.00     403.57 8.000  12/30/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000615825         FFFC  MI     117,850.00     834.13 7.625  12/27/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000616602         FFFC  IN     119,000.00     862.83 7.875  12/30/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000617497         FFFC  SC      84,500.00     634.82 8.250  12/29/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000617507         FFFC  NC     185,000.00   1,169.33 6.500  12/30/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000617587         FFFC  NC      99,000.00     726.43 8.000  12/30/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000618717         FFFC  NC     188,450.00   1,317.67 7.500  12/28/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000619082         FFFC  KY      82,000.00     495.42 7.250  12/30/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000619393         FFFC  CA     645,000.00   4,098.44 7.625  12/23/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000621004         FFFC  PA      56,650.00     405.85 7.750  12/30/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000621078         FFFC  NC      94,900.00     688.09 7.875  12/30/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000621446         FFFC  OH      97,850.00     675.83 7.375  12/30/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000622280         FFFC  MI     225,000.00   1,476.56 7.875  12/30/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000622573         FFFC  CT     261,000.00   1,869.84 7.750  12/29/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1
4000624676         FFFC  MD     317,000.00   2,174.46 7.875  12/30/2005  02/01/2006  01/01/2036          FFFC013106   FFMLT2006-FFH1

Collateral ID Exist Status Code Active Alternate ID Investor ID Armadj     Armconv Armround Armmargin  Armfloor Armindex rate Anncap
34836502      OH                A                               08/01/2007                  6.750      8.625                   1.000
34836841      OH                A                               09/01/2007                  6.875      8.000                   1.000
35780584      OH                A                               12/01/2008                  6.250      7.500                   1.000
4000272942    OH                A                               12/01/2008                  6.750      8.999                   1.000
4000309041    OH                A                               05/01/2007                  6.125      7.375                   1.000
4000314678    OH                A                               05/01/2007                  7.000      8.750                   1.000
4000329819    OH                A                               06/01/2007                  7.500      9.250                   1.000
4000349889    OH                A                               12/01/2008                  6.125      8.875                   1.000
4000355852    OH                A                               07/01/2007                  6.875      8.125                   1.000
4000387575    OH                A                               12/01/2007                  6.250      7.875                   1.000
4000391527    OH                A                               12/01/2007                  6.750      9.625                   1.000
4000392185    OH                A
4000404399    OH                A                               08/01/2008                  6.250      7.375                   1.000
4000406788    OH                A
4000407232    OH                A                               12/01/2008                  6.000      7.999                   1.000
4000420049    OH                A                               12/01/2007                  7.125      8.750                   1.000
4000423818    OH                A                               12/01/2008                  6.750      8.999                   1.000
4000427973    OH                A                               11/01/2007                  6.750      7.880                   1.000
4000431297    OH                A                               09/01/2007                  6.250      7.250                   1.000
4000434939    OH                A                               09/01/2007                  6.875      8.875                   1.000
4000442292    OH                A                               10/01/2007                  6.875      8.380                   1.000
4000443719    OH                A                               11/01/2007                  6.250      7.380                   1.000
4000444404    OH                A                               11/01/2007                  6.750      8.250                   1.000
4000446268    OH                A
4000447274    OH                A                               01/01/2011                  6.000      7.130                   1.000
4000451078    OH                A                               10/01/2007                  6.875      9.000                   1.000
4000452627    OH                A                               12/01/2007                  6.875      9.125                   1.000
4000457034    OH                A                               10/01/2007                  7.250      8.500                   1.000
4000457459    OH                A                               11/01/2008                  6.000      8.380                   1.000
4000461264    OH                A                               11/01/2008                  6.625      8.250                   1.000
4000463187    OH                A                               11/01/2007                  7.375      9.750                   1.000
4000466421    OH                A                               12/01/2007                  7.375      9.875                   1.000
4000473956    OH                A
4000474728    OH                A                               11/01/2007                  6.500      7.630                   1.000
4000476463    OH                A                               09/01/2008                  7.000      7.875                   1.000
4000476751    OH                A                               09/01/2007                  6.750      7.500                   1.000
4000476792    OH                A                               12/01/2008                  7.500      9.375                   1.000
4000477309    OH                A                               11/01/2007                  6.875      9.380                   1.000
4000478504    OH                A                               11/01/2007                  7.125      9.380                   1.000
4000479130    OH                A                               12/01/2008                  7.500      9.750                   1.000
4000480261    OH                A
4000481730    OH                A
4000482213    OH                A                               12/01/2007                  6.000      8.500                   1.000
4000482227    OH                A                               11/01/2008                  7.000      8.500                   1.000
4000483013    OH                A
4000483507    OH                A
4000483743    OH                A                               12/01/2007                  6.000      8.625                   1.000
4000484449    OH                A                               11/01/2007                  6.750      9.250                   1.000
4000484543    OH                A                               11/01/2008                  6.000      6.880                   1.000
4000486043    OH                A                               11/01/2008                  6.625      7.880                   1.000
4000486112    OH                A                               11/01/2007                  6.500      8.500                   1.000
4000487144    OH                A                               11/01/2007                  6.375      7.750                   1.000
4000487255    OH                A
4000487663    OH                A                               11/01/2008                  6.500      8.500                   1.000
4000489284    OH                A
4000489535    OH                A
4000489909    OH                A                               12/01/2007                  6.000      7.500                   1.000
4000490146    OH                A                               11/01/2007                  6.500      8.130                   1.000
4000490216    OH                A
4000490337    OH                A
4000493320    OH                A                               10/01/2008                  6.375      7.625                   1.000
4000493330    OH                A                               11/01/2007                  6.750      9.000                   1.000
4000494228    OH                A                               11/01/2008                  6.625      8.880                   1.000
4000494688    OH                A                               12/01/2007                  6.500      7.750                   1.000
4000495153    OH                A
4000495390    OH                A                               11/01/2010                  6.750      8.880                   1.000
4000495902    OH                A
4000496223    OH                A                               12/01/2008                  6.000      7.500                   1.000
4000497324    OH                A
4000497620    OH                A                               11/01/2007                  6.000      7.880                   1.000
4000497656    OH                A
4000497789    OH                A                               12/01/2008                  6.250      7.625                   1.000
4000498020    OH                A                               11/01/2007                  6.250      7.380                   1.000
4000498247    OH                A                               11/01/2008                  7.250      9.500                   1.000
4000498451    OH                A                               10/01/2007                  6.000      8.000                   1.000
4000498687    OH                A
4000498921    OH                A
4000499261    OH                A
4000499550    OH                A
4000499918    OH                A                               12/01/2008                  6.375      9.125                   1.000
4000500374    OH                A                               01/01/2008                  6.500      8.250                   1.000
4000501072    OH                A                               10/01/2008                  6.750      7.625                   1.000
4000501381    OH                A                               12/01/2008                  6.000      8.250                   1.000
4000501437    OH                A                               12/01/2007                  6.000      5.875                   1.000
4000501626    OH                A                               12/01/2008                  6.750      8.500                   1.000
4000501738    OH                A
4000502382    OH                A                               10/01/2007                  7.125      7.875                   1.000
4000502779    OH                A
4000502850    OH                A                               11/01/2007                  6.500      7.130                   1.000
4000502961    OH                A                               11/01/2007                  6.000      8.750                   1.000
4000503061    OH                A
4000503251    OH                A                               11/01/2008                  6.000      6.990                   1.000
4000503349    OH                A                               11/01/2007                  6.000      7.750                   1.000
4000503351    OH                A                               11/01/2007                  6.000      8.000                   1.000
4000503405    OH                A                               10/01/2007                  6.000      7.875                   1.000
4000503506    OH                A                               12/01/2008                  7.000      9.875                   1.000
4000503772    OH                A
4000504695    OH                A                               11/01/2007                  7.375      9.750                   1.000
4000504892    OH                A                               11/01/2007                  6.625      8.500                   1.000
4000504905    OH                A
4000505525    OH                A                               12/01/2008                  6.750      8.750                   1.000
4000505791    OH                A                               12/01/2007                  6.000      7.750                   1.000
4000506048    OH                A
4000506304    OH                A                               11/01/2008                  6.375      8.630                   1.000
4000506397    OH                A
4000506736    OH                A
4000506795    OH                A                               11/01/2007                  6.000      7.880                   1.000
4000506874    OH                A                               12/01/2007                  7.000      9.375                   1.000
4000506953    OH                A                               11/01/2007                  6.250      9.250                   1.000
4000507047    OH                A
4000507150    OH                A                               11/01/2007                  6.375      7.000                   1.000
4000507499    OH                A
4000508213    OH                A                               11/01/2007                  6.250      7.990                   1.000
4000508392    OH                A
4000508719    OH                A                               12/01/2008                  6.000      7.750                   1.000
4000508771    OH                A
4000508954    OH                A
4000508967    OH                A                               12/01/2007                  6.875      8.250                   1.000
4000509373    OH                A                               11/01/2008                  6.625      8.880                   1.000
4000510094    OH                A                               11/01/2007                  6.000      7.130                   1.000
4000510121    OH                A                               11/01/2007                  6.000      7.380                   1.000
4000510155    OH                A                               11/01/2007                  7.000      9.250                   1.000
4000510313    OH                A                               12/01/2007                  6.000      7.875                   1.000
4000510415    OH                A                               12/01/2008                  6.625      9.125                   1.000
4000510827    OH                A                               11/01/2008                  6.250      8.500                   1.000
4000510836    OH                A                               12/01/2007                  6.000      7.125                   1.000
4000511065    OH                A                               12/01/2008                  7.375      8.750                   1.000
4000511168    OH                A                               11/01/2007                  6.125      8.380                   1.000
4000511180    OH                A
4000511332    OH                A
4000511336    OH                A
4000511632    OH                A                               11/01/2007                  6.000      8.130                   1.000
4000511728    OH                A                               12/01/2007                  6.250      7.990                   1.000
4000511968    OH                A                               12/01/2008                  6.000      7.500                   1.000
4000512233    OH                A
4000512264    OH                A                               11/01/2008                  6.000      6.750                   1.000
4000512796    OH                A                               12/01/2008                  7.125      9.375                   1.000
4000512822    OH                A
4000512847    OH                A                               11/01/2008                  6.000      7.500                   1.000
4000513051    OH                A                               10/01/2007                  6.500      8.500                   1.000
4000513054    OH                A                               11/01/2007                  6.000      7.880                   1.000
4000513248    OH                A                               11/01/2007                  6.250      7.875                   1.000
4000513390    OH                A
4000513522    OH                A                               12/01/2008                  6.000      8.750                   1.000
4000513678    OH                A                               10/01/2007                  6.000      7.130                   1.000
4000513692    OH                A                               11/01/2007                  6.000      8.500                   1.000
4000513694    OH                A                               12/01/2007                  6.500      8.990                   1.000
4000514150    OH                A
4000514315    OH                A
4000514482    OH                A                               10/01/2007                  7.000      8.500                   1.000
4000514722    OH                A
4000514791    OH                A                               11/01/2007                  6.500      8.630                   1.000
4000514948    OH                A                               11/01/2007                  6.750      7.625                   1.000
4000515346    OH                A                               12/01/2008                  7.125      9.125                   1.000
4000515456    OH                A                               11/01/2007                  6.250      7.380                   1.000
4000515524    OH                A                               11/01/2008                  6.250      7.500                   1.000
4000515649    OH                A                               12/01/2007                  6.000      8.500                   1.000
4000515731    OH                A
4000515782    OH                A                               11/01/2007                  6.875      8.130                   1.000
4000515888    OH                A                               11/01/2007                  6.750      9.000                   1.000
4000516012    OH                A
4000516293    OH                A                               12/01/2007                  6.000      7.875                   1.000
4000516303    OH                A                               10/01/2007                  6.625      7.380                   1.000
4000516527    OH                A                               11/01/2007                  6.000      7.500                   1.000
4000516538    OH                A                               11/01/2007                  6.625      8.500                   1.000
4000516653    OH                A                               11/01/2007                  6.125      6.880                   1.000
4000517151    OH                A
4000517173    OH                A                               12/01/2007                  6.000      7.125                   1.000
4000517216    OH                A
4000517462    OH                A                               11/01/2007                  6.000      8.999                   1.000
4000517470    OH                A
4000517495    OH                A                               11/01/2007                  6.625      7.500                   1.000
4000517612    OH                A                               12/01/2007                  6.000      8.875                   1.000
4000517690    OH                A                               12/01/2007                  6.125      7.875                   1.000
4000517784    OH                A                               10/01/2007                  7.375      9.880                   1.000
4000517816    OH                A
4000517918    OH                A                               11/01/2010                  6.000      7.500                   1.000
4000518126    OH                A                               11/01/2007                  6.750      7.500                   1.000
4000518148    OH                A                               11/01/2007                  7.250      8.250                   1.000
4000518252    OH                A
4000518327    OH                A                               11/01/2008                  6.250      8.000                   1.000
4000518461    OH                A
4000518513    OH                A                               11/01/2007                  6.250      7.990                   1.000
4000518552    OH                A                               11/01/2007                  6.750      9.130                   1.000
4000518566    OH                A                               11/01/2007                  7.250      9.000                   1.000
4000518602    OH                A                               11/01/2007                  6.000      6.999                   1.000
4000518694    OH                A
4000518764    OH                A                               11/01/2008                  6.625      8.880                   1.000
4000518869    OH                A                               11/01/2007                  6.500      7.250                   1.000
4000519033    OH                A
4000519335    OH                A                               11/01/2007                  7.000      9.000                   1.000
4000519362    OH                A                               12/01/2008                  6.000      8.250                   1.000
4000519401    OH                A
4000519469    OH                A                               11/01/2007                  6.250      8.380                   1.000
4000519470    OH                A                               11/01/2007                  6.000      7.880                   1.000
4000519483    OH                A                               11/01/2007                  6.500      8.250                   1.000
4000519817    OH                A                               12/01/2007                  7.000      9.625                   1.000
4000519846    OH                A                               11/01/2008                  6.000      7.630                   1.000
4000519880    OH                A                               12/01/2008                  6.000      7.750                   1.000
4000519921    OH                A                               10/01/2007                  7.500      9.380                   1.000
4000519926    OH                A                               12/01/2007                  7.125      8.750                   1.000
4000519938    OH                A                               11/01/2007                  6.000      7.000                   1.000
4000519974    OH                A                               11/01/2008                  6.500      8.250                   1.000
4000520046    OH                A
4000520053    OH                A                               10/01/2007                  6.250      8.000                   1.000
4000520058    OH                A                               11/01/2008                  6.750      8.380                   1.000
4000520067    OH                A                               11/01/2007                  6.250      8.250                   1.000
4000520068    OH                A                               12/01/2008                  7.375      9.250                   1.000
4000520076    OH                A                               11/01/2008                  6.250      7.130                   1.000
4000520339    OH                A
4000520378    OH                A                               11/01/2008                  7.000      8.880                   1.000
4000520404    OH                A                               12/01/2007                  6.000      8.625                   1.000
4000520479    OH                A                               11/01/2008                  7.000      8.500                   1.000
4000520483    OH                A                               11/01/2007                  6.750      9.130                   1.000
4000520762    OH                A                               11/01/2007                  6.625      7.880                   1.000
4000520800    OH                A                               12/01/2007                  6.000      7.750                   1.000
4000520837    OH                A                               11/01/2007                  6.625      8.630                   1.000
4000520886    OH                A                               11/01/2007                  6.500      8.500                   1.000
4000520887    OH                A                               11/01/2007                  6.000      8.380                   1.000
4000520945    OH                A                               11/01/2007                  6.250      7.500                   1.000
4000520982    OH                A                               01/01/2008                  6.000      7.630                   1.000
4000520984    OH                A                               11/01/2007                  6.250      7.000                   1.000
4000520999    OH                A                               12/01/2008                  6.625      8.000                   1.000
4000521001    OH                A                               11/01/2007                  7.000      7.500                   1.000
4000521117    OH                A                               12/01/2007                  6.875      8.500                   1.000
4000521180    OH                A                               11/01/2007                  6.750      8.130                   1.000
4000521209    OH                A                               11/01/2007                  6.750      8.500                   1.000
4000521251    OH                A
4000521331    OH                A                               11/01/2007                  6.125      8.000                   1.000
4000521375    OH                A
4000521418    OH                A
4000521421    OH                A                               12/01/2008                  7.250      9.625                   1.000
4000521462    OH                A
4000521515    OH                A                               12/01/2008                  6.250      9.500                   1.000
4000521615    OH                A                               12/01/2010                  6.000      7.500                   1.000
4000521633    OH                A                               12/01/2008                  6.250      7.999                   1.000
4000521658    OH                A                               11/01/2008                  6.125      7.625                   1.000
4000521790    OH                A
4000521977    OH                A                               11/01/2007                  6.500      7.250                   1.000
4000522006    OH                A                               11/01/2007                  6.625      7.500                   1.000
4000522054    OH                A                               11/01/2008                  6.375      8.750                   1.000
4000522083    OH                A                               11/01/2008                  6.000      8.250                   1.000
4000522097    OH                A                               11/01/2007                  6.250      7.130                   1.000
4000522208    OH                A                               12/01/2007                  6.000      8.250                   1.000
4000522220    OH                A                               11/01/2007                  7.125      9.380                   1.000
4000522253    OH                A                               12/01/2007                  6.750      9.250                   1.000
4000522333    OH                A
4000522460    OH                A                               11/01/2007                  6.500      7.380                   1.000
4000522690    OH                A                               11/01/2008                  6.000      7.630                   1.000
4000522787    OH                A                               11/01/2007                  6.000      7.000                   1.000
4000523028    OH                A                               12/01/2007                  6.000      8.250                   1.000
4000523052    OH                A                               11/01/2007                  8.000      9.380                   1.000
4000523092    OH                A                               12/01/2007                  6.250      8.000                   1.000
4000523189    OH                A                               11/01/2007                  6.500      8.250                   1.000
4000523197    OH                A
4000523214    OH                A                               12/01/2007                  6.375      8.625                   1.000
4000523237    OH                A
4000523240    OH                A                               11/01/2008                  6.000      7.500                   1.000
4000523271    OH                A                               11/01/2007                  6.250      8.750                   1.000
4000523308    OH                A                               11/01/2008                  6.875      7.880                   1.000
4000523369    OH                A
4000523613    OH                A                               11/01/2007                  6.875      8.000                   1.000
4000523641    OH                A                               11/01/2007                  6.250      7.750                   1.000
4000524051    OH                A                               11/01/2007                  6.125      8.000                   1.000
4000524075    OH                A
4000524106    OH                A
4000524215    OH                A                               12/01/2007                  6.000      7.500                   1.000
4000524259    OH                A                               11/01/2007                  6.375      6.880                   1.000
4000524495    OH                A                               11/01/2007                  6.000      8.380                   1.000
4000524690    OH                A                               11/01/2007                  6.625      9.250                   1.000
4000524691    OH                A                               12/01/2007                  7.000      8.750                   1.000
4000524736    OH                A                               12/01/2008                  6.250      7.625                   1.000
4000524768    OH                A                               11/01/2007                  6.250      7.130                   1.000
4000524788    OH                A                               11/01/2007                  6.125      8.625                   1.000
4000524872    OH                A                               12/01/2007                  6.250      7.750                   1.000
4000524927    OH                A                               12/01/2007                  7.500      9.500                   1.000
4000524940    OH                A                               11/01/2007                  6.000      7.880                   1.000
4000524964    OH                A                               11/01/2007                  6.250      8.000                   1.000
4000525055    OH                A                               11/01/2008                  6.500      8.750                   1.000
4000525079    OH                A                               01/01/2009                  6.375      7.380                   1.000
4000525142    OH                A
4000525177    OH                A                               11/01/2007                  7.500      9.880                   1.000
4000525363    OH                A
4000525368    OH                A                               11/01/2007                  6.500      7.250                   1.000
4000525371    OH                A                               11/01/2008                  7.875      9.630                   1.000
4000525384    OH                A                               11/01/2007                  6.250      7.880                   1.000
4000525387    OH                A                               11/01/2008                  7.250      8.880                   1.000
4000525422    OH                A                               11/01/2007                  7.250      9.380                   1.000
4000525455    OH                A                               11/01/2007                  6.375      8.000                   1.000
4000525489    OH                A                               11/01/2008                  6.500      8.880                   1.000
4000525519    OH                A                               11/01/2007                  6.500      8.630                   1.000
4000525655    OH                A                               11/01/2007                  6.250      7.630                   1.000
4000525690    OH                A                               12/01/2008                  6.625      8.750                   1.000
4000525694    OH                A                               11/01/2007                  6.250      8.250                   1.000
4000525704    OH                A
4000525737    OH                A                               12/01/2007                  7.000      8.750                   1.000
4000525819    OH                A                               12/01/2007                  6.500      8.375                   1.000
4000525835    OH                A
4000525836    OH                A                               10/01/2007                  6.125      7.750                   1.000
4000525862    OH                A                               11/01/2008                  6.250      8.000                   1.000
4000525881    OH                A                               12/01/2007                  6.875      9.500                   1.000
4000525898    OH                A                               11/01/2007                  6.000      7.880                   1.000
4000525962    OH                A                               11/01/2008                  6.750      8.500                   1.000
4000526233    OH                A                               11/01/2008                  6.750      7.630                   1.000
4000526490    OH                A                               11/01/2007                  6.750      9.380                   1.000
4000526509    OH                A                               12/01/2007                  6.250      8.130                   1.000
4000526510    OH                A                               12/01/2007                  6.750      9.875                   1.000
4000526561    OH                A
4000526598    OH                A                               12/01/2007                  7.000      9.625                   1.000
4000526602    OH                A                               11/01/2007                  7.250      8.380                   1.000
4000526610    OH                A                               11/01/2007                  6.000      8.750                   1.000
4000526612    OH                A                               11/01/2007                  6.875      8.500                   1.000
4000526617    OH                A                               12/01/2007                  7.375      9.250                   1.000
4000526620    OH                A                               11/01/2008                  6.000      7.500                   1.000
4000526623    OH                A                               11/01/2007                  7.500      8.625                   1.000
4000526654    OH                A                               12/01/2008                  6.375      7.875                   1.000
4000526708    OH                A                               11/01/2007                  6.750      7.500                   1.000
4000526793    OH                A                               12/01/2007                  6.000      7.630                   1.000
4000526912    OH                A                               11/01/2007                  6.250      9.130                   1.000
4000526927    OH                A
4000526950    OH                A                               11/01/2007                  6.000      7.875                   1.000
4000526953    OH                A                               11/01/2007                  6.250      8.000                   1.000
4000526997    OH                A                               11/01/2007                  7.125      8.000                   1.000
4000527124    OH                A                               12/01/2007                  6.000      8.750                   1.000
4000527177    OH                A                               11/01/2007                  6.000      7.750                   1.000
4000527248    OH                A                               11/01/2007                  6.000      7.880                   1.000
4000527292    OH                A                               11/01/2008                  6.250      8.880                   1.000
4000527302    OH                A                               12/01/2007                  7.000      8.875                   1.000
4000527468    OH                A                               11/01/2008                  6.250      8.380                   1.000
4000527496    OH                A                               11/01/2008                  6.375      8.500                   1.000
4000527502    OH                A                               11/01/2008                  6.250      7.990                   1.000
4000527534    OH                A                               11/01/2007                  6.750      8.375                   1.000
4000527598    OH                A                               11/01/2007                  7.375      9.000                   1.000
4000527669    OH                A                               11/01/2008                  6.750      8.630                   1.000
4000527671    OH                A                               12/01/2008                  6.625      8.500                   1.000
4000527710    OH                A                               11/01/2008                  7.125      8.880                   1.000
4000527806    OH                A                               12/01/2007                  6.125      9.125                   1.000
4000527815    OH                A                               11/01/2007                  6.000      7.380                   1.000
4000527828    OH                A                               11/01/2008                  6.250      7.990                   1.000
4000527935    OH                A                               11/01/2007                  7.500      8.250                   1.000
4000527964    OH                A                               11/01/2007                  7.000      9.000                   1.000
4000528055    OH                A                               12/01/2008                  6.750      9.375                   1.000
4000528057    OH                A                               11/01/2007                  6.000      7.380                   1.000
4000528066    OH                A                               12/01/2008                  6.250      8.500                   1.000
4000528102    OH                A                               12/01/2007                  6.625      8.250                   1.000
4000528184    OH                A
4000528212    OH                A                               11/01/2007                  7.000      8.500                   1.000
4000528214    OH                A                               11/01/2007                  6.125      7.630                   1.000
4000528262    OH                A                               11/01/2007                  6.250      8.000                   1.000
4000528265    OH                A                               11/01/2007                  6.000      7.630                   1.000
4000528272    OH                A                               12/01/2007                  6.750      8.875                   1.000
4000528288    OH                A                               11/01/2007                  7.000      8.880                   1.000
4000528313    OH                A                               11/01/2007                  6.500      8.875                   1.000
4000528335    OH                A                               12/01/2008                  6.250      8.375                   1.000
4000528414    OH                A
4000528446    OH                A                               12/01/2007                  7.000      8.625                   1.000
4000528481    OH                A                               11/01/2007                  7.375      9.500                   1.000
4000528544    OH                A                               12/01/2007                  6.250      8.750                   1.000
4000528571    OH                A                               11/01/2007                  7.250      8.500                   1.000
4000528660    OH                A
4000528692    OH                A                               11/01/2007                  6.750      8.880                   1.000
4000528727    OH                A                               11/01/2007                  6.750      8.880                   1.000
4000528743    OH                A                               11/01/2007                  6.625      8.380                   1.000
4000528818    OH                A                               12/01/2008                  7.250      9.125                   1.000
4000528843    OH                A                               12/01/2007                  6.750      8.750                   1.000
4000528846    OH                A                               12/01/2008                  6.250      9.875                   1.000
4000528869    OH                A                               11/01/2007                  6.750      8.130                   1.000
4000528988    OH                A                               11/01/2007                  6.000      7.000                   1.000
4000529073    OH                A                               11/01/2008                  6.000      6.990                   1.000
4000529084    OH                A                               11/01/2008                  6.250      8.750                   1.000
4000529085    OH                A                               11/01/2007                  7.250      8.880                   1.000
4000529126    OH                A                               11/01/2007                  6.250      8.630                   1.000
4000529282    OH                A                               11/01/2007                  6.625      8.250                   1.000
4000529295    OH                A                               11/01/2007                  6.250      8.000                   1.000
4000529305    OH                A
4000529385    OH                A
4000529429    OH                A                               12/01/2007                  6.625      8.625                   1.000
4000529656    OH                A                               12/01/2007                  6.125      8.250                   1.000
4000529673    OH                A                               11/01/2007                  6.750      8.750                   1.000
4000529716    OH                A                               11/01/2007                  6.000      8.000                   1.000
4000529747    OH                A                               12/01/2007                  6.875      8.625                   1.000
4000529758    OH                A
4000529768    OH                A                               11/01/2007                  6.625      7.380                   1.000
4000529780    OH                A                               12/01/2008                  6.000      7.500                   1.000
4000529983    OH                A
4000530062    OH                A
4000530103    OH                A
4000530109    OH                A                               11/01/2007                  6.125      8.000                   1.000
4000530123    OH                A                               12/01/2008                  6.750      7.875                   1.000
4000530182    OH                A                               12/01/2007                  6.000      7.750                   1.000
4000530201    OH                A
4000530220    OH                A                               12/01/2007                  6.000      8.250                   1.000
4000530287    OH                A                               01/01/2008                  6.375      8.380                   1.000
4000530310    OH                A                               12/01/2008                  6.250      8.750                   1.000
4000530391    OH                A                               11/01/2007                  7.250      8.380                   1.000
4000530405    OH                A                               11/01/2007                  6.250      7.750                   1.000
4000530441    OH                A
4000530498    OH                A                               11/01/2008                  6.500      8.500                   1.000
4000530569    OH                A
4000530634    OH                A                               12/01/2007                  6.250      8.250                   1.000
4000530739    OH                A
4000530759    OH                A                               11/01/2007                  6.625      8.130                   1.000
4000530774    OH                A                               11/01/2007                  6.500      8.130                   1.000
4000530775    OH                A                               11/01/2007                  6.250      8.750                   1.000
4000530776    OH                A
4000530794    OH                A                               11/01/2007                  6.000      7.125                   1.000
4000530827    OH                A                               12/01/2007                  8.125      9.750                   1.000
4000530893    OH                A                               11/01/2007                  6.000      7.880                   1.000
4000530928    OH                A                               12/01/2007                  7.125      7.875                   1.000
4000530967    OH                A                               12/01/2007                  6.000      7.625                   1.000
4000530997    OH                A
4000531018    OH                A
4000531067    OH                A                               11/01/2007                  6.000      7.500                   1.000
4000531069    OH                A                               11/01/2007                  6.000      8.380                   1.000
4000531104    OH                A
4000531122    OH                A                               11/01/2007                  6.250      8.500                   1.000
4000531315    OH                A                               11/01/2007                  6.875      8.875                   1.000
4000531320    OH                A                               12/01/2007                  6.000      8.000                   1.000
4000531332    OH                A                               11/01/2008                  6.250      7.630                   1.000
4000531356    OH                A                               11/01/2007                  6.500      8.630                   1.000
4000531361    OH                A                               11/01/2008                  6.125      8.380                   1.000
4000531373    OH                A                               12/01/2010                  6.875      8.375                   1.000
4000531376    OH                A                               01/01/2008                  6.000      7.500                   1.000
4000531410    OH                A                               11/01/2010                  6.250      7.750                   1.000
4000531432    OH                A
4000531460    OH                A                               11/01/2007                  7.125      9.500                   1.000
4000531502    OH                A                               11/01/2008                  6.250      8.630                   1.000
4000531517    OH                A                               11/01/2007                  6.750      8.500                   1.000
4000531520    OH                A                               11/01/2007                  6.000      7.750                   1.000
4000531566    OH                A                               11/01/2007                  6.500      7.880                   1.000
4000531585    OH                A                               11/01/2008                  7.125      8.500                   1.000
4000531629    OH                A                               11/01/2007                  6.000      8.380                   1.000
4000531674    OH                A                               12/01/2007                  6.500      8.375                   1.000
4000531677    OH                A                               12/01/2007                  6.375      8.625                   1.000
4000531715    OH                A                               11/01/2008                  6.000      8.000                   1.000
4000531772    OH                A                               11/01/2008                  6.125      7.880                   1.000
4000531818    OH                A                               12/01/2007                  7.000      7.990                   1.000
4000531923    OH                A                               12/01/2008                  6.250      8.375                   1.000
4000531934    OH                A
4000532068    OH                A
4000532078    OH                A                               11/01/2007                  7.250      8.630                   1.000
4000532139    OH                A                               11/01/2007                  8.375      9.380                   1.000
4000532260    OH                A                               11/01/2007                  6.250      7.875                   1.000
4000532334    OH                A                               12/01/2007                  7.375      9.625                   1.000
4000532340    OH                A                               12/01/2007                  6.000      7.625                   1.000
4000532349    OH                A                               12/01/2008                  6.500      8.250                   1.000
4000532376    OH                A                               12/01/2007                  6.000      8.250                   1.000
4000532380    OH                A                               12/01/2007                  6.625      8.125                   1.000
4000532393    OH                A                               11/01/2007                  6.250      6.880                   1.000
4000532398    OH                A                               11/01/2007                  6.000      8.630                   1.000
4000532425    OH                A                               11/01/2007                  8.125      9.130                   1.000
4000532427    OH                A                               12/01/2007                  6.625      8.625                   1.000
4000532463    OH                A                               12/01/2007                  6.375      8.500                   1.000
4000532483    OH                A                               11/01/2007                  7.500      9.500                   1.000
4000532484    OH                A                               12/01/2008                  6.000      6.750                   1.000
4000532492    OH                A                               11/01/2007                  6.750      8.750                   1.000
4000532558    OH                A                               12/01/2007                  6.000      6.875                   1.000
4000532596    OH                A
4000532607    OH                A                               12/01/2007                  7.250      9.380                   1.000
4000532632    OH                A                               12/01/2008                  6.000      8.500                   1.000
4000532712    OH                A                               12/01/2007                  7.500      8.250                   1.000
4000532745    OH                A
4000532790    OH                A                               11/01/2007                  6.375      8.130                   1.000
4000532827    OH                A                               11/01/2008                  6.000      7.630                   1.000
4000532846    OH                A
4000532856    OH                A                               11/01/2007                  7.500      10.000                  1.000
4000532907    OH                A                               11/01/2007                  6.750      7.880                   1.000
4000532926    OH                A
4000532937    OH                A
4000532939    OH                A                               11/01/2007                  6.000      7.630                   1.000
4000532947    OH                A
4000533007    OH                A                               11/01/2007                  7.500      9.880                   1.000
4000533044    OH                A                               11/01/2007                  6.125      9.500                   1.000
4000533122    OH                A                               11/01/2007                  6.250      7.250                   1.000
4000533192    OH                A                               11/01/2007                  6.125      8.130                   1.000
4000533205    OH                A                               11/01/2007                  6.000      8.500                   1.000
4000533284    OH                A                               11/01/2008                  7.000      8.500                   1.000
4000533316    OH                A                               11/01/2007                  6.750      8.130                   1.000
4000533324    OH                A                               11/01/2007                  6.250      7.880                   1.000
4000533358    OH                A
4000533427    OH                A                               11/01/2007                  6.250      7.380                   1.000
4000533430    OH                A                               12/01/2007                  7.250      9.125                   1.000
4000533480    OH                A
4000533501    OH                A                               12/01/2007                  6.625      9.250                   1.000
4000533521    OH                A                               11/01/2007                  6.000      8.250                   1.000
4000533535    OH                A
4000533580    OH                A                               11/01/2007                  6.500      7.250                   1.000
4000533582    OH                A                               12/01/2007                  6.125      8.125                   1.000
4000533618    OH                A                               11/01/2007                  6.125      8.250                   1.000
4000533622    OH                A                               11/01/2008                  6.000      8.630                   1.000
4000533625    OH                A                               11/01/2007                  6.625      8.880                   1.000
4000533922    OH                A
4000533969    OH                A                               11/01/2008                  6.250      8.380                   1.000
4000533985    OH                A
4000534068    OH                A                               11/01/2007                  6.625      9.000                   1.000
4000534108    OH                A
4000534130    OH                A                               12/01/2008                  6.000      7.000                   1.000
4000534147    OH                A
4000534154    OH                A                               12/01/2007                  6.625      8.375                   1.000
4000534156    OH                A
4000534161    OH                A                               11/01/2007                  6.500      8.500                   1.000
4000534189    OH                A                               11/01/2007                  6.000      8.380                   1.000
4000534191    OH                A                               11/01/2007                  6.250      7.750                   1.000
4000534195    OH                A
4000534217    OH                A                               11/01/2007                  6.125      8.250                   1.000
4000534245    OH                A                               11/01/2007                  7.000      8.000                   1.000
4000534330    OH                A                               11/01/2007                  6.875      8.875                   1.000
4000534383    OH                A                               11/01/2007                  6.750      8.000                   1.000
4000534435    OH                A                               12/01/2007                  6.000      7.875                   1.000
4000534451    OH                A                               11/01/2007                  6.000      8.000                   1.000
4000534462    OH                A                               11/01/2007                  6.250      8.380                   1.000
4000534474    OH                A                               11/01/2007                  7.000      8.380                   1.000
4000534506    OH                A                               11/01/2008                  6.000      7.500                   1.000
4000534541    OH                A
4000534544    OH                A                               12/01/2007                  6.125      8.500                   1.000
4000534546    OH                A                               11/01/2008                  6.375      8.250                   1.000
4000534589    OH                A                               11/01/2007                  7.125      8.880                   1.000
4000534654    OH                A                               11/01/2007                  7.000      8.750                   1.000
4000534764    OH                A                               11/01/2007                  6.500      7.500                   1.000
4000534798    OH                A                               12/01/2007                  7.125      8.500                   1.000
4000534831    OH                A                               12/01/2007                  6.125      8.500                   1.000
4000534845    OH                A
4000534859    OH                A                               12/01/2008                  6.500      8.250                   1.000
4000534907    OH                A
4000534944    OH                A
4000535003    OH                A                               11/01/2008                  6.125      7.500                   1.000
4000535038    OH                A                               12/01/2007                  6.000      7.999                   1.000
4000535054    OH                A                               11/01/2008                  6.000      8.380                   1.000
4000535069    OH                A                               12/01/2007                  6.000      7.625                   1.000
4000535096    OH                A                               11/01/2008                  6.250      7.380                   1.000
4000535186    OH                A                               11/01/2007                  6.000      7.250                   1.000
4000535197    OH                A                               11/01/2007                  6.625      8.750                   1.000
4000535226    OH                A                               12/01/2007                  6.625      7.375                   1.000
4000535228    OH                A
4000535281    OH                A                               12/01/2007                  6.000      7.625                   1.000
4000535287    OH                A                               11/01/2007                  6.625      7.380                   1.000
4000535339    OH                A                               11/01/2007                  7.000      8.380                   1.000
4000535375    OH                A                               11/01/2007                  7.500      9.500                   1.000
4000535466    OH                A                               11/01/2007                  6.500      9.250                   1.000
4000535474    OH                A                               12/01/2007                  7.125      8.625                   1.000
4000535480    OH                A                               11/01/2007                  6.000      6.990                   1.000
4000535481    OH                A
4000535489    OH                A
4000535497    OH                A
4000535498    OH                A                               12/01/2007                  6.000      8.750                   1.000
4000535521    OH                A                               12/01/2007                  7.375      9.125                   1.000
4000535559    OH                A                               11/01/2007                  6.500      8.500                   1.000
4000535565    OH                A                               11/01/2007                  6.125      7.130                   1.000
4000535573    OH                A                               11/01/2007                  6.250      7.880                   1.000
4000535620    OH                A                               12/01/2008                  6.250      7.750                   1.000
4000535645    OH                A
4000535659    OH                A                               11/01/2007                  6.000      8.880                   1.000
4000535700    OH                A                               11/01/2007                  7.000      9.750                   1.000
4000535711    OH                A                               11/01/2007                  6.500      8.750                   1.000
4000535749    OH                A                               11/01/2007                  6.500      8.000                   1.000
4000535801    OH                A                               11/01/2007                  7.625      9.250                   1.000
4000535818    OH                A                               12/01/2008                  6.125      8.380                   1.000
4000535868    OH                A                               11/01/2007                  6.375      9.000                   1.000
4000535871    OH                A
4000535899    OH                A                               11/01/2007                  6.000      6.990                   1.000
4000535922    OH                A                               12/01/2007                  6.250      8.380                   1.000
4000535928    OH                A                               11/01/2007                  6.500      8.500                   1.000
4000535938    OH                A                               11/01/2007                  6.125      7.750                   1.000
4000535953    OH                A
4000536134    OH                A                               11/01/2007                  6.000      8.750                   1.000
4000536171    OH                A
4000536181    OH                A                               11/01/2007                  7.250      9.250                   1.000
4000536206    OH                A                               11/01/2007                  6.750      9.375                   1.000
4000536225    OH                A                               11/01/2008                  6.250      7.630                   1.000
4000536256    OH                A                               12/01/2007                  7.500      8.375                   1.000
4000536270    OH                A                               12/01/2008                  6.000      6.875                   1.000
4000536292    OH                A                               11/01/2008                  6.125      8.380                   1.000
4000536355    OH                A                               12/01/2010                  7.000      9.625                   1.000
4000536390    OH                A                               12/01/2007                  6.875      8.750                   1.000
4000536401    OH                A                               12/01/2007                  6.000      8.375                   1.000
4000536422    OH                A                               12/01/2008                  6.000      7.875                   1.000
4000536430    OH                A
4000536449    OH                A                               12/01/2007                  6.000      8.000                   1.000
4000536482    OH                A                               11/01/2007                  6.625      8.500                   1.000
4000536505    OH                A                               11/01/2007                  6.375      8.130                   1.000
4000536512    OH                A
4000536528    OH                A                               11/01/2007                  6.000      8.130                   1.000
4000536540    OH                A                               12/01/2007                  6.750      8.500                   1.000
4000536581    OH                A                               11/01/2007                  6.000      7.000                   1.000
4000536625    OH                A                               11/01/2008                  6.750      7.750                   1.000
4000536628    OH                A                               12/01/2007                  7.750      9.750                   1.000
4000536643    OH                A                               11/01/2008                  6.250      8.880                   1.000
4000536668    OH                A                               11/01/2007                  6.250      8.630                   1.000
4000536670    OH                A                               12/01/2007                  6.125      7.750                   1.000
4000536671    OH                A                               11/01/2007                  6.625      7.880                   1.000
4000536675    OH                A                               12/01/2007                  6.875      9.130                   1.000
4000536676    OH                A                               11/01/2007                  6.375      8.625                   1.000
4000536677    OH                A                               11/01/2007                  7.625      8.625                   1.000
4000536683    OH                A
4000536728    OH                A                               12/01/2008                  6.125      8.750                   1.000
4000536743    OH                A                               11/01/2007                  6.250      7.630                   1.000
4000536747    OH                A                               12/01/2007                  6.000      7.250                   1.000
4000536788    OH                A                               11/01/2007                  6.000      7.380                   1.000
4000536790    OH                A                               12/01/2008                  6.000      8.125                   1.000
4000536791    OH                A                               11/01/2007                  6.000      7.750                   1.000
4000536793    OH                A                               11/01/2008                  7.000      8.750                   1.000
4000536794    OH                A                               11/01/2007                  6.500      8.500                   1.000
4000536882    OH                A                               12/01/2007                  6.125      8.625                   1.000
4000536888    OH                A                               11/01/2007                  6.000      8.130                   1.000
4000536893    OH                A                               11/01/2007                  7.000      8.880                   1.000
4000536931    OH                A                               12/01/2007                  6.500      7.999                   1.000
4000536949    OH                A                               11/01/2007                  6.000      8.130                   1.000
4000536954    OH                A                               11/01/2008                  7.375      9.000                   1.000
4000536961    OH                A                               11/01/2007                  6.250      8.250                   1.000
4000536962    OH                A                               11/01/2007                  6.750      9.130                   1.000
4000537011    OH                A                               12/01/2007                  6.625      8.990                   1.000
4000537031    OH                A                               11/01/2008                  6.000      8.000                   1.000
4000537036    OH                A                               12/01/2008                  6.000      8.625                   1.000
4000537068    OH                A                               12/01/2008                  6.625      8.750                   1.000
4000537075    OH                A
4000537076    OH                A                               12/01/2007                  6.500      8.375                   1.000
4000537083    OH                A                               11/01/2008                  6.250      7.250                   1.000
4000537087    OH                A
4000537171    OH                A                               11/01/2007                  7.125      7.880                   1.000
4000537264    OH                A                               11/01/2007                  6.625      7.750                   1.000
4000537265    OH                A                               12/01/2008                  6.250      8.250                   1.000
4000537267    OH                A                               12/01/2007                  6.500      8.125                   1.000
4000537279    OH                A                               11/01/2008                  6.500      7.880                   1.000
4000537353    OH                A                               12/01/2008                  6.750      7.750                   1.000
4000537356    OH                A                               11/01/2008                  6.000      7.500                   1.000
4000537358    OH                A                               01/01/2008                  6.000      7.380                   1.000
4000537369    OH                A
4000537373    OH                A
4000537379    OH                A
4000537388    OH                A                               12/01/2007                  6.125      8.750                   1.000
4000537403    OH                A
4000537416    OH                A                               11/01/2007                  6.875      8.500                   1.000
4000537430    OH                A                               11/01/2007                  6.375      7.500                   1.000
4000537451    OH                A                               12/01/2007                  6.000      8.130                   1.000
4000537507    OH                A                               12/01/2007                  7.000      9.000                   1.000
4000537509    OH                A
4000537516    OH                A                               12/01/2007                  6.375      8.375                   1.000
4000537521    OH                A                               11/01/2007                  6.500      9.130                   1.000
4000537535    OH                A                               11/01/2007                  6.375      8.250                   1.000
4000537560    OH                A                               11/01/2007                  6.000      8.380                   1.000
4000537578    OH                A                               12/01/2007                  7.250      8.875                   1.000
4000537596    OH                A                               11/01/2007                  6.375      8.750                   1.000
4000537613    OH                A                               12/01/2007                  6.625      8.375                   1.000
4000537630    OH                A                               12/01/2008                  6.125      8.625                   1.000
4000537636    OH                A                               11/01/2007                  6.625      8.000                   1.000
4000537653    OH                A                               11/01/2007                  6.000      7.750                   1.000
4000537666    OH                A                               11/01/2007                  6.000      8.380                   1.000
4000537678    OH                A                               11/01/2007                  6.500      8.500                   1.000
4000537691    OH                A
4000537695    OH                A                               11/01/2007                  6.875      8.500                   1.000
4000537715    OH                A                               11/01/2007                  6.750      8.750                   1.000
4000537734    OH                A                               12/01/2007                  6.000      7.125                   1.000
4000537750    OH                A                               11/01/2007                  6.000      8.000                   1.000
4000537759    OH                A                               12/01/2007                  6.250      7.875                   1.000
4000537782    OH                A                               11/01/2007                  6.750      8.630                   1.000
4000537792    OH                A                               11/01/2007                  6.000      7.630                   1.000
4000537825    OH                A                               01/01/2009                  6.000      7.630                   1.000
4000537848    OH                A                               11/01/2007                  6.250      9.875                   1.000
4000537863    OH                A                               11/01/2007                  6.500      7.750                   1.000
4000537869    OH                A                               11/01/2007                  6.875      8.250                   1.000
4000537873    OH                A
4000537882    OH                A                               11/01/2007                  6.250      6.999                   1.000
4000537920    OH                A                               11/01/2007                  6.500      9.000                   1.000
4000537924    OH                A                               11/01/2007                  6.250      9.130                   1.000
4000537948    OH                A                               12/01/2007                  6.750      9.500                   1.000
4000537962    OH                A                               11/01/2007                  6.000      7.880                   1.000
4000538007    OH                A                               11/01/2008                  6.000      7.750                   1.000
4000538038    OH                A                               12/01/2007                  6.500      8.250                   1.000
4000538052    OH                A                               11/01/2007                  6.375      8.880                   1.000
4000538058    OH                A                               11/01/2007                  6.500      9.250                   1.000
4000538064    OH                A                               12/01/2007                  7.000      8.500                   1.000
4000538109    OH                A                               11/01/2007                  6.500      7.750                   1.000
4000538187    OH                A                               12/01/2007                  7.750      9.375                   1.000
4000538191    OH                A
4000538217    OH                A
4000538288    OH                A                               11/01/2007                  6.375      8.000                   1.000
4000538296    OH                A                               11/01/2007                  6.000      8.130                   1.000
4000538303    OH                A                               11/01/2007                  6.875      9.125                   1.000
4000538331    OH                A                               11/01/2007                  7.250      10.130                  1.000
4000538361    OH                A
4000538373    OH                A
4000538387    OH                A                               12/01/2008                  6.875      8.875                   1.000
4000538420    OH                A                               11/01/2007                  6.375      8.380                   1.000
4000538452    OH                A                               12/01/2008                  8.250      11.125                  1.000
4000538465    OH                A                               12/01/2007                  6.000      8.125                   1.000
4000538474    OH                A
4000538492    OH                A                               11/01/2008                  6.000      6.880                   1.000
4000538509    OH                A
4000538514    OH                A                               12/01/2007                  7.250      9.990                   1.000
4000538527    OH                A                               11/01/2008                  6.500      7.880                   1.000
4000538532    OH                A                               11/01/2007                  6.125      7.380                   1.000
4000538539    OH                A                               12/01/2008                  6.000      8.250                   1.000
4000538558    OH                A                               11/01/2007                  6.000      7.750                   1.000
4000538571    OH                A                               11/01/2008                  6.625      9.000                   1.000
4000538585    OH                A
4000538647    OH                A                               12/01/2007                  6.750      9.999                   1.000
4000538653    OH                A                               12/01/2007                  6.250      7.625                   1.000
4000538664    OH                A
4000538771    OH                A                               11/01/2008                  6.750      8.630                   1.000
4000538781    OH                A
4000538801    OH                A                               11/01/2007                  6.375      8.880                   1.000
4000538807    OH                A                               11/01/2007                  6.750      9.380                   1.000
4000538811    OH                A                               11/01/2007                  6.000      7.880                   1.000
4000538817    OH                A                               12/01/2007                  7.125      9.750                   1.000
4000538823    OH                A
4000538844    OH                A                               12/01/2007                  6.500      9.625                   1.000
4000538846    OH                A                               11/01/2008                  6.125      8.750                   1.000
4000538853    OH                A                               12/01/2007                  6.000      8.625                   1.000
4000538868    OH                A
4000538877    OH                A                               12/01/2007                  6.625      8.500                   1.000
4000538878    OH                A                               12/01/2008                  6.125      7.375                   1.000
4000538892    OH                A                               11/01/2007                  6.500      8.250                   1.000
4000538897    OH                A                               11/01/2008                  6.000      8.130                   1.000
4000538900    OH                A                               11/01/2007                  6.625      8.380                   1.000
4000538908    OH                A                               11/01/2007                  6.000      8.000                   1.000
4000538925    OH                A                               11/01/2008                  6.375      7.375                   1.000
4000538953    OH                A                               12/01/2007                  6.250      7.625                   1.000
4000538991    OH                A                               11/01/2008                  6.750      8.750                   1.000
4000539007    OH                A                               11/01/2008                  6.250      7.880                   1.000
4000539008    OH                A                               11/01/2007                  6.500      8.000                   1.000
4000539014    OH                A
4000539028    OH                A                               11/01/2007                  6.000      7.000                   1.000
4000539052    OH                A                               11/01/2007                  7.000      8.999                   1.000
4000539074    OH                A                               11/01/2007                  6.375      8.630                   1.000
4000539083    OH                A                               12/01/2008                  6.000      7.625                   1.000
4000539118    OH                A                               12/01/2008                  6.000      7.125                   1.000
4000539131    OH                A                               12/01/2007                  7.000      8.750                   1.000
4000539145    OH                A                               12/01/2008                  6.000      8.000                   1.000
4000539175    OH                A
4000539225    OH                A
4000539257    OH                A                               11/01/2007                  6.000      8.250                   1.000
4000539283    OH                A                               11/01/2008                  6.000      7.750                   1.000
4000539286    OH                A                               11/01/2007                  7.250      9.000                   1.000
4000539328    OH                A                               11/01/2007                  6.000      8.500                   1.000
4000539341    OH                A                               12/01/2008                  6.750      9.375                   1.000
4000539344    OH                A
4000539380    OH                A
4000539442    OH                A                               12/01/2007                  6.000      7.875                   1.000
4000539452    OH                A                               11/01/2007                  7.125      8.880                   1.000
4000539463    OH                A                               01/01/2008                  6.250      8.000                   1.000
4000539495    OH                A                               11/01/2007                  6.625      9.000                   1.000
4000539506    OH                A                               11/01/2007                  7.125      9.500                   1.000
4000539515    OH                A                               12/01/2007                  6.875      9.250                   1.000
4000539550    OH                A                               11/01/2007                  6.750      9.000                   1.000
4000539596    OH                A
4000539614    OH                A                               12/01/2007                  7.000      8.625                   1.000
4000539631    OH                A                               12/01/2007                  6.000      7.125                   1.000
4000539661    OH                A                               11/01/2008                  7.250      9.500                   1.000
4000539686    OH                A                               11/01/2008                  6.125      7.880                   1.000
4000539689    OH                A                               12/01/2008                  6.875      8.000                   1.000
4000539703    OH                A                               11/01/2007                  6.500      8.000                   1.000
4000539729    OH                A                               11/01/2007                  6.875      8.380                   1.000
4000539745    OH                A                               11/01/2007                  6.625      8.000                   1.000
4000539778    OH                A                               11/01/2007                  6.125      7.630                   1.000
4000539779    OH                A                               11/01/2007                  7.375      9.880                   1.000
4000539797    OH                A                               11/01/2007                  6.500      7.880                   1.000
4000539822    OH                A                               11/01/2007                  6.375      8.500                   1.000
4000539824    OH                A
4000539835    OH                A                               12/01/2007                  6.500      8.000                   1.000
4000539843    OH                A                               12/01/2007                  6.750      9.250                   1.000
4000539849    OH                A
4000539875    OH                A                               11/01/2007                  6.000      7.750                   1.000
4000539898    OH                A                               11/01/2008                  6.250      8.500                   1.000
4000539934    OH                A                               11/01/2008                  6.250      7.380                   1.000
4000539992    OH                A                               11/01/2008                  6.625      8.125                   1.000
4000540116    OH                A                               11/01/2007                  6.000      8.625                   1.000
4000540118    OH                A
4000540119    OH                A                               11/01/2008                  6.500      8.750                   1.000
4000540121    OH                A                               12/01/2007                  6.875      9.500                   1.000
4000540163    OH                A                               11/01/2007                  6.500      8.500                   1.000
4000540188    OH                A                               11/01/2007                  6.375      8.000                   1.000
4000540207    OH                A                               11/01/2007                  6.000      8.630                   1.000
4000540214    OH                A
4000540219    OH                A                               11/01/2008                  6.250      8.000                   1.000
4000540220    OH                A                               11/01/2007                  6.500      8.500                   1.000
4000540226    OH                A                               11/01/2007                  6.000      7.000                   1.000
4000540239    OH                A                               11/01/2008                  6.000      8.380                   1.000
4000540258    OH                A
4000540279    OH                A                               11/01/2007                  6.000      7.880                   1.000
4000540342    OH                A
4000540364    OH                A                               11/01/2007                  6.000      7.750                   1.000
4000540368    OH                A
4000540561    OH                A                               11/01/2007                  6.500      8.000                   1.000
4000540592    OH                A                               12/01/2007                  7.500      8.375                   1.000
4000540603    OH                A
4000540614    OH                A                               11/01/2007                  6.000      7.500                   1.000
4000540651    OH                A                               12/01/2007                  6.500      7.250                   1.000
4000540673    OH                A                               11/01/2008                  6.500      8.380                   1.000
4000540683    OH                A                               12/01/2007                  6.875      8.625                   1.000
4000540687    OH                A                               12/01/2008                  7.000      9.875                   1.000
4000540698    OH                A                               11/01/2008                  6.750      7.750                   1.000
4000540704    OH                A                               11/01/2007                  7.000      9.375                   1.000
4000540731    OH                A                               11/01/2007                  6.000      7.250                   1.000
4000540761    OH                A
4000540770    OH                A                               11/01/2008                  6.000      7.380                   1.000
4000540777    OH                A                               11/01/2007                  6.500      8.880                   1.000
4000540818    OH                A
4000540890    OH                A                               12/01/2007                  7.000      9.625                   1.000
4000540937    OH                A                               11/01/2007                  6.000      7.000                   1.000
4000540947    OH                A                               11/01/2008                  6.125      8.500                   1.000
4000540964    OH                A                               12/01/2007                  6.000      7.750                   1.000
4000540969    OH                A                               11/01/2008                  6.625      8.875                   1.000
4000540990    OH                A                               11/01/2008                  6.375      8.630                   1.000
4000541021    OH                A                               11/01/2007                  6.125      8.375                   1.000
4000541052    OH                A                               11/01/2007                  7.000      9.380                   1.000
4000541080    OH                A                               12/01/2007                  6.375      7.875                   1.000
4000541082    OH                A                               11/01/2007                  6.250      8.130                   1.000
4000541103    OH                A                               11/01/2007                  6.250      8.000                   1.000
4000541107    OH                A                               12/01/2007                  7.375      9.375                   1.000
4000541122    OH                A                               12/01/2007                  7.250      9.875                   1.000
4000541152    OH                A
4000541155    OH                A                               11/01/2007                  6.250      8.500                   1.000
4000541172    OH                A                               11/01/2007                  6.500      8.130                   1.000
4000541177    OH                A                               12/01/2007                  6.750      8.500                   1.000
4000541186    OH                A                               11/01/2008                  6.375      8.000                   1.000
4000541199    OH                A                               11/01/2007                  7.500      9.500                   1.000
4000541219    OH                A                               11/01/2007                  6.500      7.625                   1.000
4000541228    OH                A                               12/01/2007                  7.375      9.750                   1.000
4000541240    OH                A                               11/01/2007                  6.000      8.750                   1.000
4000541256    OH                A                               12/01/2007                  6.000      7.500                   1.000
4000541327    OH                A                               12/01/2007                  6.375      8.750                   1.000
4000541349    OH                A                               11/01/2007                  6.500      8.375                   1.000
4000541357    OH                A                               11/01/2007                  6.875      9.130                   1.000
4000541359    OH                A                               11/01/2007                  6.625      8.999                   1.000
4000541367    OH                A                               11/01/2007                  6.750      9.130                   1.000
4000541385    OH                A                               12/01/2007                  6.375      7.999                   1.000
4000541397    OH                A                               11/01/2007                  6.000      8.500                   1.000
4000541399    OH                A                               12/01/2007                  6.500      8.000                   1.000
4000541412    OH                A                               12/01/2007                  6.250      8.875                   1.000
4000541436    OH                A                               12/01/2007                  6.875      8.625                   1.000
4000541446    OH                A                               12/01/2007                  6.000      7.250                   1.000
4000541452    OH                A
4000541473    OH                A
4000541515    OH                A                               11/01/2007                  6.500      8.500                   1.000
4000541534    OH                A                               12/01/2007                  6.000      8.375                   1.000
4000541575    OH                A                               11/01/2008                  7.250      9.000                   1.000
4000541591    OH                A                               12/01/2007                  6.625      8.875                   1.000
4000541617    OH                A                               11/01/2008                  6.375      8.000                   1.000
4000541690    OH                A                               12/01/2008                  6.375      7.625                   1.000
4000541717    OH                A                               11/01/2007                  7.125      9.000                   1.000
4000541723    OH                A
4000541754    OH                A                               12/01/2007                  7.375      9.625                   1.000
4000541759    OH                A                               12/01/2007                  6.250      8.250                   1.000
4000541761    OH                A                               11/01/2007                  6.750      8.630                   1.000
4000541794    OH                A                               11/01/2010                  6.125      8.500                   1.000
4000541814    OH                A                               12/01/2007                  6.000      7.750                   1.000
4000541868    OH                A                               11/01/2008                  6.000      8.500                   1.000
4000541906    OH                A                               11/01/2008                  7.000      8.500                   1.000
4000541909    OH                A                               11/01/2007                  6.750      8.750                   1.000
4000541912    OH                A                               11/01/2007                  6.375      8.000                   1.000
4000541921    OH                A
4000541962    OH                A                               11/01/2007                  6.500      8.630                   1.000
4000541978    OH                A
4000542002    OH                A
4000542006    OH                A                               01/01/2008                  6.000      7.880                   1.000
4000542019    OH                A                               11/01/2008                  7.750      9.880                   1.000
4000542042    OH                A                               11/01/2007                  6.000      8.250                   1.000
4000542051    OH                A
4000542052    OH                A                               11/01/2007                  6.625      8.380                   1.000
4000542072    OH                A
4000542107    OH                A                               12/01/2007                  6.000      7.375                   1.000
4000542120    OH                A                               11/01/2008                  6.000      6.750                   1.000
4000542122    OH                A                               12/01/2008                  6.750      8.875                   1.000
4000542133    OH                A
4000542138    OH                A                               12/01/2007                  6.250      8.750                   1.000
4000542148    OH                A                               12/01/2008                  6.000      8.375                   1.000
4000542152    OH                A
4000542154    OH                A                               12/01/2007                  6.000      8.250                   1.000
4000542155    OH                A
4000542159    OH                A
4000542165    OH                A                               11/01/2008                  6.000      8.630                   1.000
4000542186    OH                A                               11/01/2007                  6.000      8.000                   1.000
4000542198    OH                A                               12/01/2008                  6.000      7.000                   1.000
4000542220    OH                A                               11/01/2008                  6.000      8.000                   1.000
4000542221    OH                A                               11/01/2007                  6.875      9.000                   1.000
4000542236    OH                A                               01/01/2009                  6.375      8.000                   1.000
4000542298    OH                A                               01/01/2009                  6.000      7.500                   1.000
4000542404    OH                A                               12/01/2010                  6.000      7.750                   1.000
4000542435    OH                A                               12/01/2007                  6.000      7.875                   1.000
4000542524    OH                A
4000542529    OH                A
4000542533    OH                A
4000542534    OH                A
4000542546    OH                A                               11/01/2007                  6.625      8.750                   1.000
4000542548    OH                A
4000542557    OH                A                               11/01/2008                  6.000      7.630                   1.000
4000542601    OH                A
4000542615    OH                A
4000542617    OH                A                               11/01/2008                  6.500      7.880                   1.000
4000542650    OH                A                               11/01/2008                  6.000      8.000                   1.000
4000542656    OH                A
4000542675    OH                A                               11/01/2007                  6.000      7.990                   1.000
4000542709    OH                A                               11/01/2008                  6.000      8.250                   1.000
4000542715    OH                A
4000542716    OH                A                               12/01/2008                  6.750      9.000                   1.000
4000542720    OH                A                               11/01/2007                  6.125      8.000                   1.000
4000542738    OH                A
4000542758    OH                A                               11/01/2008                  7.375      9.630                   1.000
4000542780    OH                A                               11/01/2007                  6.750      8.750                   1.000
4000542806    OH                A
4000542809    OH                A                               11/01/2008                  6.250      8.250                   1.000
4000542892    OH                A                               11/01/2007                  6.000      8.630                   1.000
4000542920    OH                A                               11/01/2008                  6.000      8.250                   1.000
4000543003    OH                A                               12/01/2007                  6.000      7.630                   1.000
4000543013    OH                A                               12/01/2007                  6.500      8.625                   1.000
4000543019    OH                A                               12/01/2007                  6.000      8.250                   1.000
4000543020    OH                A                               12/01/2007                  6.250      8.500                   1.000
4000543053    OH                A                               11/01/2007                  6.500      7.990                   1.000
4000543087    OH                A                               12/01/2007                  6.250      8.750                   1.000
4000543098    OH                A                               11/01/2007                  6.125      8.630                   1.000
4000543157    OH                A                               12/01/2007                  6.000      8.375                   1.000
4000543162    OH                A
4000543170    OH                A                               11/01/2008                  6.125      8.000                   1.000
4000543172    OH                A                               11/01/2007                  7.000      9.380                   1.000
4000543182    OH                A                               12/01/2007                  6.000      7.875                   1.000
4000543184    OH                A                               11/01/2007                  6.125      7.380                   1.000
4000543210    OH                A                               11/01/2007                  6.000      8.380                   1.000
4000543227    OH                A                               11/01/2007                  7.750      9.130                   1.000
4000543281    OH                A
4000543300    OH                A
4000543310    OH                A                               12/01/2007                  6.000      7.625                   1.000
4000543337    OH                A                               12/01/2007                  6.250      8.875                   1.000
4000543346    OH                A                               11/01/2007                  7.750      10.000                  1.000
4000543353    OH                A                               11/01/2007                  6.000      8.000                   1.000
4000543381    OH                A                               11/01/2007                  6.000      8.630                   1.000
4000543409    OH                A                               11/01/2007                  7.250      8.750                   1.000
4000543441    OH                A                               11/01/2007                  6.250      7.500                   1.000
4000543492    OH                A
4000543594    OH                A                               11/01/2008                  7.000      8.880                   1.000
4000543604    OH                A                               01/01/2008                  7.000      8.500                   1.000
4000543620    OH                A                               12/01/2007                  6.750      8.625                   1.000
4000543668    OH                A                               11/01/2007                  6.500      8.500                   1.000
4000543672    OH                A                               12/01/2007                  6.500      8.500                   1.000
4000543737    OH                A
4000543740    OH                A
4000543751    OH                A                               11/01/2007                  6.250      8.250                   1.000
4000543773    OH                A
4000543776    OH                A                               11/01/2007                  6.625      8.880                   1.000
4000543848    OH                A
4000543863    OH                A                               11/01/2007                  7.375      9.880                   1.000
4000543873    OH                A                               11/01/2007                  6.125      7.750                   1.000
4000543894    OH                A
4000543921    OH                A                               11/01/2008                  6.000      7.990                   1.000
4000543974    OH                A                               11/01/2007                  7.000      9.500                   1.000
4000543979    OH                A                               11/01/2007                  6.000      8.750                   1.000
4000544148    OH                A                               12/01/2007                  6.125      9.625                   1.000
4000544167    OH                A                               11/01/2007                  7.375      9.380                   1.000
4000544174    OH                A                               12/01/2007                  6.125      8.250                   1.000
4000544175    OH                A                               01/01/2008                  6.000      7.380                   1.000
4000544187    OH                A                               11/01/2007                  6.750      8.130                   1.000
4000544220    OH                A
4000544224    OH                A                               11/01/2007                  6.625      8.880                   1.000
4000544257    OH                A                               12/01/2007                  6.625      9.750                   1.000
4000544273    OH                A                               11/01/2007                  6.625      8.380                   1.000
4000544297    OH                A                               11/01/2008                  6.750      8.750                   1.000
4000544316    OH                A
4000544331    OH                A
4000544350    OH                A                               12/01/2007                  6.000      8.375                   1.000
4000544352    OH                A
4000544394    OH                A                               11/01/2008                  6.500      9.250                   1.000
4000544401    OH                A                               12/01/2008                  6.875      8.875                   1.000
4000544403    OH                A
4000544406    OH                A                               11/01/2008                  6.000      8.130                   1.000
4000544435    OH                A                               12/01/2008                  6.625      7.875                   1.000
4000544439    OH                A                               11/01/2008                  6.000      7.130                   1.000
4000544458    OH                A                               11/01/2008                  6.250      9.130                   1.000
4000544459    OH                A                               11/01/2007                  6.000      8.250                   1.000
4000544462    OH                A                               11/01/2008                  6.250      7.500                   1.000
4000544502    OH                A                               12/01/2007                  6.000      8.375                   1.000
4000544514    OH                A                               11/01/2008                  6.250      8.750                   1.000
4000544555    OH                A
4000544571    OH                A                               11/01/2007                  6.250      9.250                   1.000
4000544621    OH                A                               11/01/2007                  7.375      9.880                   1.000
4000544627    OH                A                               11/01/2007                  6.375      8.630                   1.000
4000544636    OH                A
4000544639    OH                A                               11/01/2008                  6.000      8.380                   1.000
4000544643    OH                A                               11/01/2007                  7.000      8.500                   1.000
4000544647    OH                A                               12/01/2007                  6.375      7.750                   1.000
4000544656    OH                A                               11/01/2008                  6.250      7.880                   1.000
4000544662    OH                A
4000544664    OH                A
4000544672    OH                A                               11/01/2007                  6.750      7.999                   1.000
4000544694    OH                A
4000544725    OH                A                               11/01/2007                  7.000      8.000                   1.000
4000544733    OH                A                               12/01/2007                  6.375      8.375                   1.000
4000544740    OH                A                               11/01/2007                  7.500      10.125                  1.000
4000544745    OH                A                               11/01/2007                  7.125      8.500                   1.000
4000544747    OH                A                               11/01/2008                  6.000      7.880                   1.000
4000544758    OH                A                               12/01/2007                  6.750      8.750                   1.000
4000544761    OH                A                               11/01/2007                  6.625      7.630                   1.000
4000544788    OH                A                               12/01/2008                  6.500      7.500                   1.000
4000544816    OH                A
4000544820    OH                A                               11/01/2008                  6.875      9.750                   1.000
4000544853    OH                A                               12/01/2008                  7.500      9.625                   1.000
4000544877    OH                A                               11/01/2008                  6.000      7.750                   1.000
4000544908    OH                A                               12/01/2007                  6.000      7.125                   1.000
4000544949    OH                A                               11/01/2008                  6.875      8.380                   1.000
4000545032    OH                A                               11/01/2007                  6.250      8.750                   1.000
4000545080    OH                A                               12/01/2010                  6.000      8.125                   1.000
4000545095    OH                A                               11/01/2007                  6.250      8.880                   1.000
4000545118    OH                A                               11/01/2007                  6.625      8.500                   1.000
4000545120    OH                A                               12/01/2010                  7.250      9.125                   1.000
4000545131    OH                A                               11/01/2008                  5.000      7.750                   1.000
4000545140    OH                A                               12/01/2007                  6.250      8.500                   1.000
4000545192    OH                A                               12/01/2007                  6.250      8.750                   1.000
4000545202    OH                A
4000545219    OH                A
4000545228    OH                A
4000545271    OH                A                               12/01/2007                  6.250      8.750                   1.000
4000545300    OH                A                               11/01/2007                  6.500      8.380                   1.000
4000545316    OH                A                               12/01/2007                  6.500      8.125                   1.000
4000545334    OH                A                               11/01/2008                  6.375      9.380                   1.000
4000545337    OH                A                               12/01/2007                  6.250      8.250                   1.000
4000545403    OH                A                               11/01/2007                  6.000      7.990                   1.000
4000545438    OH                A                               11/01/2007                  7.000      9.000                   1.000
4000545458    OH                A                               12/01/2007                  6.500      8.500                   1.000
4000545493    OH                A                               12/01/2007                  6.750      7.875                   1.000
4000545500    OH                A                               11/01/2007                  6.000      7.750                   1.000
4000545504    OH                A                               11/01/2007                  6.625      8.500                   1.000
4000545507    OH                A                               12/01/2007                  6.000      8.750                   1.000
4000545511    OH                A
4000545551    OH                A                               12/01/2008                  6.375      8.875                   1.000
4000545577    OH                A
4000545584    OH                A
4000545591    OH                A
4000545601    OH                A                               11/01/2007                  6.250      8.250                   1.000
4000545606    OH                A                               12/01/2008                  7.250      9.000                   1.000
4000545608    OH                A                               11/01/2008                  6.250      8.500                   1.000
4000545627    OH                A                               11/01/2007                  6.000      7.380                   1.000
4000545630    OH                A
4000545648    OH                A                               12/01/2007                  6.875      8.500                   1.000
4000545658    OH                A                               12/01/2007                  7.000      8.125                   1.000
4000545668    OH                A                               11/01/2007                  6.000      7.130                   1.000
4000545674    OH                A                               12/01/2008                  7.000      8.875                   1.000
4000545697    OH                A                               12/01/2008                  6.500      7.875                   1.000
4000545714    OH                A                               12/01/2008                  6.375      8.750                   1.000
4000545718    OH                A                               12/01/2007                  7.000      8.375                   1.000
4000545771    OH                A                               12/01/2010                  6.500      8.125                   1.000
4000545810    OH                A                               11/01/2007                  6.000      7.130                   1.000
4000545846    OH                A                               11/01/2007                  7.000      8.380                   1.000
4000545851    OH                A                               11/01/2007                  6.000      8.130                   1.000
4000545858    OH                A                               11/01/2007                  6.250      8.880                   1.000
4000545867    OH                A                               12/01/2007                  6.250      7.990                   1.000
4000545874    OH                A                               12/01/2007                  6.500      9.375                   1.000
4000545875    OH                A
4000545892    OH                A                               11/01/2008                  6.250      7.630                   1.000
4000545906    OH                A                               12/01/2007                  6.000      6.875                   1.000
4000545918    OH                A                               11/01/2007                  6.500      7.500                   1.000
4000545921    OH                A                               12/01/2008                  6.625      8.375                   1.000
4000545925    OH                A                               11/01/2007                  6.000      7.880                   1.000
4000545939    OH                A                               11/01/2008                  6.250      8.630                   1.000
4000545943    OH                A                               12/01/2007                  6.000      7.250                   1.000
4000545948    OH                A                               11/01/2008                  6.000      8.000                   1.000
4000545949    OH                A                               12/01/2007                  6.375      7.875                   1.000
4000545962    OH                A                               12/01/2008                  6.625      8.500                   1.000
4000545982    OH                A                               12/01/2007                  6.500      8.875                   1.000
4000545983    OH                A                               12/01/2007                  6.000      8.500                   1.000
4000545985    OH                A                               12/01/2008                  6.750      8.125                   1.000
4000546022    OH                A                               11/01/2007                  6.250      7.630                   1.000
4000546048    OH                A                               12/01/2007                  6.125      8.875                   1.000
4000546050    OH                A                               12/01/2008                  6.000      8.500                   1.000
4000546070    OH                A                               11/01/2007                  6.375      8.750                   1.000
4000546078    OH                A
4000546091    OH                A
4000546106    OH                A                               11/01/2008                  6.250      7.630                   1.000
4000546141    OH                A                               12/01/2008                  6.875      9.375                   1.000
4000546162    OH                A                               12/01/2007                  6.750      10.500                  1.000
4000546167    OH                A                               11/01/2008                  6.000      8.380                   1.000
4000546170    OH                A                               12/01/2008                  6.000      7.250                   1.000
4000546218    OH                A                               11/01/2008                  6.250      7.500                   1.000
4000546219    OH                A
4000546241    OH                A                               11/01/2008                  6.250      7.500                   1.000
4000546244    OH                A                               11/01/2007                  6.000      7.880                   1.000
4000546245    OH                A
4000546252    OH                A                               12/01/2007                  7.000      9.375                   1.000
4000546253    OH                A                               11/01/2007                  7.500      8.750                   1.000
4000546274    OH                A
4000546368    OH                A                               11/01/2007                  6.000      8.880                   1.000
4000546433    OH                A                               12/01/2007                  6.000      8.000                   1.000
4000546437    OH                A                               12/01/2007                  6.500      8.625                   1.000
4000546451    OH                A
4000546459    OH                A                               11/01/2007                  6.000      8.999                   1.000
4000546488    OH                A                               12/01/2007                  6.375      8.750                   1.000
4000546525    OH                A
4000546528    OH                A                               11/01/2007                  6.000      8.500                   1.000
4000546531    OH                A                               11/01/2007                  7.250      9.130                   1.000
4000546535    OH                A                               11/01/2007                  6.875      8.880                   1.000
4000546557    OH                A                               11/01/2007                  7.000      9.500                   1.000
4000546564    OH                A                               11/01/2007                  7.125      9.380                   1.000
4000546582    OH                A
4000546604    OH                A
4000546605    OH                A                               11/01/2008                  6.750      8.880                   1.000
4000546630    OH                A                               12/01/2007                  6.500      8.375                   1.000
4000546656    OH                A                               12/01/2007                  6.125      8.125                   1.000
4000546684    OH                A                               11/01/2007                  7.250      9.630                   1.000
4000546687    OH                A                               12/01/2007                  6.750      8.875                   1.000
4000546703    OH                A                               11/01/2007                  6.250      7.630                   1.000
4000546720    OH                A
4000546721    OH                A                               12/01/2007                  6.000      6.999                   1.000
4000546761    OH                A                               11/01/2007                  6.000      6.750                   1.000
4000546766    OH                A                               12/01/2008                  7.000      8.375                   1.000
4000546768    OH                A                               11/01/2007                  7.000      9.630                   1.000
4000546815    OH                A
4000546830    OH                A
4000546842    OH                A                               11/01/2007                  6.250      9.125                   1.000
4000546844    OH                A
4000546856    OH                A                               12/01/2007                  6.250      7.750                   1.000
4000546861    OH                A                               11/01/2007                  6.000      7.880                   1.000
4000546864    OH                A                               11/01/2008                  6.375      8.000                   1.000
4000546911    OH                A                               11/01/2007                  7.750      10.380                  1.000
4000546920    OH                A                               11/01/2008                  6.750      9.880                   1.000
4000546959    OH                A                               11/01/2007                  6.375      8.880                   1.000
4000547048    OH                A                               11/01/2008                  6.125      7.750                   1.000
4000547055    OH                A                               11/01/2007                  7.500      9.750                   1.000
4000547073    OH                A
4000547080    OH                A                               12/01/2007                  6.000      7.625                   1.000
4000547113    OH                A                               12/01/2007                  6.250      8.125                   1.000
4000547115    OH                A
4000547116    OH                A
4000547120    OH                A                               12/01/2007                  7.500      9.999                   1.000
4000547141    OH                A                               11/01/2007                  6.750      8.875                   1.000
4000547145    OH                A                               12/01/2007                  6.625      9.500                   1.000
4000547151    OH                A                               12/01/2007                  6.000      8.999                   1.000
4000547169    OH                A                               12/01/2007                  6.500      7.875                   1.000
4000547194    OH                A                               12/01/2007                  6.000      8.375                   1.000
4000547195    OH                A                               12/01/2007                  6.125      10.000                  1.000
4000547199    OH                A                               12/01/2008                  6.375      7.750                   1.000
4000547222    OH                A                               11/01/2008                  6.625      7.880                   1.000
4000547228    OH                A                               12/01/2008                  6.000      7.380                   1.000
4000547249    OH                A                               11/01/2007                  6.125      8.380                   1.000
4000547261    OH                A                               11/01/2007                  6.000      7.630                   1.000
4000547268    OH                A                               11/01/2007                  6.000      7.880                   1.000
4000547270    OH                A                               11/01/2008                  6.000      8.750                   1.000
4000547278    OH                A                               12/01/2007                  6.500      7.750                   1.000
4000547283    OH                A
4000547284    OH                A                               12/01/2007                  7.250      9.500                   1.000
4000547289    OH                A                               12/01/2007                  7.500      8.750                   1.000
4000547296    OH                A                               11/01/2007                  6.750      9.250                   1.000
4000547320    OH                A                               11/01/2007                  6.375      8.750                   1.000
4000547335    OH                A                               12/01/2007                  7.125      9.250                   1.000
4000547343    OH                A                               11/01/2007                  6.625      8.880                   1.000
4000547361    OH                A                               11/01/2007                  7.500      8.380                   1.000
4000547365    OH                A                               11/01/2007                  6.875      9.130                   1.000
4000547376    OH                A
4000547381    OH                A                               12/01/2007                  6.000      8.500                   1.000
4000547406    OH                A                               11/01/2007                  6.750      8.750                   1.000
4000547433    OH                A
4000547489    OH                A                               11/01/2007                  6.500      8.500                   1.000
4000547493    OH                A                               12/01/2007                  6.000      7.250                   1.000
4000547502    OH                A
4000547505    OH                A                               11/01/2008                  6.500      7.990                   1.000
4000547509    OH                A                               11/01/2007                  6.875      8.500                   1.000
4000547511    OH                A                               11/01/2008                  6.125      7.750                   1.000
4000547513    OH                A                               11/01/2008                  6.125      7.380                   1.000
4000547523    OH                A                               12/01/2007                  6.875      9.500                   1.000
4000547524    OH                A                               11/01/2007                  6.750      8.880                   1.000
4000547526    OH                A                               11/01/2007                  6.750      8.130                   1.000
4000547545    OH                A                               11/01/2007                  6.125      8.000                   1.000
4000547548    OH                A                               11/01/2007                  6.125      8.125                   1.000
4000547564    OH                A                               12/01/2007                  6.875      9.500                   1.000
4000547565    OH                A                               12/01/2007                  6.250      7.250                   1.000
4000547566    OH                A                               11/01/2007                  7.375      9.750                   1.000
4000547576    OH                A                               12/01/2007                  6.250      7.875                   1.000
4000547579    OH                A                               12/01/2007                  6.250      8.250                   1.000
4000547582    OH                A                               11/01/2007                  6.625      8.250                   1.000
4000547599    OH                A                               12/01/2008                  6.375      7.625                   1.000
4000547603    OH                A                               12/01/2007                  7.000      8.999                   1.000
4000547604    OH                A                               11/01/2008                  6.250      8.880                   1.000
4000547608    OH                A
4000547610    OH                A                               12/01/2007                  7.000      9.875                   1.000
4000547616    OH                A                               12/01/2008                  6.625      8.875                   1.000
4000547617    OH                A                               12/01/2008                  6.000      7.875                   1.000
4000547637    OH                A                               12/01/2007                  6.750      9.375                   1.000
4000547666    OH                A
4000547682    OH                A                               11/01/2007                  7.125      8.380                   1.000
4000547691    OH                A
4000547714    OH                A                               11/01/2007                  6.000      7.380                   1.000
4000547728    OH                A                               11/01/2008                  6.250      8.500                   1.000
4000547729    OH                A                               11/01/2007                  6.000      7.880                   1.000
4000547747    OH                A                               12/01/2008                  6.625      9.500                   1.000
4000547753    OH                A                               11/01/2008                  6.250      8.250                   1.000
4000547760    OH                A                               11/01/2008                  6.250      8.500                   1.000
4000547774    OH                A                               11/01/2008                  7.375      10.130                  1.000
4000547775    OH                A                               11/01/2007                  6.500      8.500                   1.000
4000547778    OH                A                               11/01/2008                  6.250      8.880                   1.000
4000547792    OH                A                               12/01/2007                  6.125      7.500                   1.000
4000547798    OH                A                               11/01/2007                  6.875      9.130                   1.000
4000547822    OH                A                               11/01/2007                  6.750      8.250                   1.000
4000547826    OH                A                               11/01/2008                  6.750      9.000                   1.000
4000547844    OH                A                               11/01/2008                  6.375      8.750                   1.000
4000547846    OH                A
4000547866    OH                A
4000547868    OH                A                               11/01/2007                  7.250      9.630                   1.000
4000547869    OH                A                               11/01/2008                  6.000      8.625                   1.000
4000547879    OH                A
4000547885    OH                A                               11/01/2007                  7.250      8.500                   1.000
4000547889    OH                A
4000547895    OH                A
4000547896    OH                A                               11/01/2008                  6.000      7.380                   1.000
4000547900    OH                A                               11/01/2008                  6.750      9.380                   1.000
4000547911    OH                A                               12/01/2007                  6.625      9.625                   1.000
4000547933    OH                A                               12/01/2007                  6.500      8.750                   1.000
4000547967    OH                A                               12/01/2007                  6.000      8.125                   1.000
4000547972    OH                A                               12/01/2007                  6.000      7.250                   1.000
4000547983    OH                A                               11/01/2007                  6.375      8.380                   1.000
4000547987    OH                A                               12/01/2007                  6.000      7.125                   1.000
4000547993    OH                A
4000547997    OH                A                               11/01/2007                  6.375      8.380                   1.000
4000548003    OH                A                               11/01/2008                  6.375      8.880                   1.000
4000548016    OH                A
4000548029    OH                A                               12/01/2007                  7.250      8.625                   1.000
4000548038    OH                A                               12/01/2007                  6.625      9.125                   1.000
4000548047    OH                A                               12/01/2007                  6.250      8.750                   1.000
4000548059    OH                A
4000548078    OH                A                               12/01/2007                  6.875      8.500                   1.000
4000548084    OH                A                               11/01/2007                  6.375      9.000                   1.000
4000548139    OH                A                               11/01/2008                  6.375      8.000                   1.000
4000548168    OH                A                               11/01/2007                  6.750      8.750                   1.000
4000548187    OH                A                               12/01/2007                  6.000      9.625                   1.000
4000548194    OH                A                               11/01/2007                  6.750      8.000                   1.000
4000548215    OH                A                               12/01/2007                  6.250      8.375                   1.000
4000548244    OH                A                               12/01/2007                  6.250      7.875                   1.000
4000548259    OH                A                               11/01/2007                  6.250      7.999                   1.000
4000548291    OH                A
4000548306    OH                A
4000548364    OH                A                               12/01/2008                  6.375      8.125                   1.000
4000548367    OH                A                               12/01/2007                  6.250      8.750                   1.000
4000548385    OH                A                               12/01/2007                  6.500      8.500                   1.000
4000548392    OH                A                               12/01/2008                  6.125      9.625                   1.000
4000548415    OH                A                               11/01/2008                  6.250      7.750                   1.000
4000548418    OH                A                               11/01/2007                  6.375      7.500                   1.000
4000548445    OH                A                               12/01/2007                  6.625      9.250                   1.000
4000548453    OH                A                               11/01/2007                  7.125      9.880                   1.000
4000548460    OH                A
4000548479    OH                A                               11/01/2007                  6.000      7.000                   1.000
4000548499    OH                A                               11/01/2008                  6.375      8.380                   1.000
4000548513    OH                A
4000548555    OH                A                               12/01/2007                  6.000      7.500                   1.000
4000548575    OH                A                               12/01/2007                  6.875      9.500                   1.000
4000548576    OH                A
4000548624    OH                A                               12/01/2007                  6.625      8.250                   1.000
4000548625    OH                A                               11/01/2007                  6.125      8.500                   1.000
4000548663    OH                A                               11/01/2007                  6.625      8.500                   1.000
4000548665    OH                A                               11/01/2007                  6.250      8.630                   1.000
4000548673    OH                A                               11/01/2008                  6.250      8.130                   1.000
4000548677    OH                A
4000548683    OH                A
4000548733    OH                A                               12/01/2007                  6.500      8.625                   1.000
4000548745    OH                A
4000548749    OH                A
4000548756    OH                A                               12/01/2007                  6.500      8.375                   1.000
4000548803    OH                A
4000548827    OH                A                               12/01/2007                  6.375      9.500                   1.000
4000548829    OH                A                               12/01/2007                  6.250      7.750                   1.000
4000548842    OH                A                               12/01/2007                  6.250      7.250                   1.000
4000548843    OH                A
4000548848    OH                A                               11/01/2007                  6.000      7.500                   1.000
4000548856    OH                A
4000548863    OH                A                               12/01/2007                  6.500      8.875                   1.000
4000548865    OH                A                               12/01/2007                  6.000      7.999                   1.000
4000548873    OH                A                               12/01/2007                  7.250      9.125                   1.000
4000548874    OH                A                               11/01/2007                  6.125      7.630                   1.000
4000548879    OH                A                               11/01/2007                  6.000      7.990                   1.000
4000548885    OH                A
4000548910    OH                A                               12/01/2007                  7.000      9.250                   1.000
4000548939    OH                A                               12/01/2007                  6.250      7.500                   1.000
4000548941    OH                A                               12/01/2008                  6.000      8.375                   1.000
4000548950    OH                A                               11/01/2008                  6.000      7.880                   1.000
4000548965    OH                A                               11/01/2007                  6.500      9.630                   1.000
4000549018    OH                A                               11/01/2008                  6.625      8.880                   1.000
4000549026    OH                A                               12/01/2007                  6.375      8.250                   1.000
4000549123    OH                A
4000549135    OH                A                               12/01/2007                  6.125      7.375                   1.000
4000549146    OH                A                               11/01/2007                  6.375      9.130                   1.000
4000549160    OH                A                               12/01/2008                  6.250      8.875                   1.000
4000549164    OH                A                               12/01/2007                  6.750      8.125                   1.000
4000549170    OH                A                               12/01/2007                  6.250      8.375                   1.000
4000549191    OH                A                               11/01/2007                  6.375      7.750                   1.000
4000549201    OH                A                               12/01/2007                  6.250      8.990                   1.000
4000549214    OH                A                               11/01/2007                  6.125      8.500                   1.000
4000549262    OH                A
4000549301    OH                A
4000549314    OH                A                               12/01/2008                  6.250      8.750                   1.000
4000549338    OH                A                               11/01/2007                  6.375      8.880                   1.000
4000549353    OH                A                               12/01/2007                  6.750      9.250                   1.000
4000549391    OH                A
4000549403    OH                A                               11/01/2007                  6.000      9.000                   1.000
4000549407    OH                A                               11/01/2008                  7.000      8.880                   1.000
4000549416    OH                A                               11/01/2007                  6.625      8.875                   1.000
4000549436    OH                A                               11/01/2006                  6.000      7.630                   1.000
4000549446    OH                A                               11/01/2007                  6.000      7.000                   1.000
4000549453    OH                A                               12/01/2007                  6.500      8.125                   1.000
4000549464    OH                A                               11/01/2008                  6.500      9.130                   1.000
4000549466    OH                A                               12/01/2008                  5.625      9.500                   1.000
4000549467    OH                A                               11/01/2007                  6.875      8.750                   1.000
4000549470    OH                A                               12/01/2007                  6.500      9.000                   1.000
4000549515    OH                A                               11/01/2008                  6.250      8.250                   1.000
4000549518    OH                A                               01/01/2008                  6.250      8.130                   1.000
4000549523    OH                A                               11/01/2008                  6.250      7.375                   1.000
4000549540    OH                A                               12/01/2008                  6.250      8.875                   1.000
4000549545    OH                A                               12/01/2008                  6.125      7.750                   1.000
4000549548    OH                A                               12/01/2007                  6.625      9.630                   1.000
4000549597    OH                A                               12/01/2007                  6.500      8.500                   1.000
4000549599    OH                A                               11/01/2007                  6.750      8.250                   1.000
4000549606    OH                A                               12/01/2007                  6.500      7.999                   1.000
4000549628    OH                A                               12/01/2007                  6.000      7.250                   1.000
4000549632    OH                A                               12/01/2007                  6.000      8.250                   1.000
4000549637    OH                A                               12/01/2007                  7.250      9.875                   1.000
4000549653    OH                A                               11/01/2007                  7.500      8.875                   1.000
4000549677    OH                A
4000549716    OH                A
4000549742    OH                A                               12/01/2008                  7.000      9.500                   1.000
4000549773    OH                A                               11/01/2007                  7.125      9.630                   1.000
4000549786    OH                A                               11/01/2007                  6.375      7.630                   1.000
4000549853    OH                A
4000549854    OH                A                               12/01/2007                  6.125      7.750                   1.000
4000549862    OH                A                               12/01/2007                  6.750      9.625                   1.000
4000549869    OH                A                               12/01/2008                  6.750      9.125                   1.000
4000549879    OH                A                               11/01/2007                  6.000      7.630                   1.000
4000549924    OH                A
4000549925    OH                A
4000549977    OH                A                               11/01/2007                  6.375      8.630                   1.000
4000549988    OH                A                               11/01/2007                  6.750      8.130                   1.000
4000549991    OH                A                               12/01/2007                  6.750      9.750                   1.000
4000549992    OH                A                               12/01/2007                  6.625      7.875                   1.000
4000550026    OH                A
4000550032    OH                A                               11/01/2007                  6.125      8.500                   1.000
4000550050    OH                A
4000550053    OH                A
4000550069    OH                A                               12/01/2007                  6.000      8.625                   1.000
4000550113    OH                A                               12/01/2007                  6.000      7.750                   1.000
4000550134    OH                A
4000550136    OH                A                               12/01/2007                  7.500      8.875                   1.000
4000550150    OH                A                               12/01/2008                  6.750      8.000                   1.000
4000550160    OH                A
4000550168    OH                A                               12/01/2007                  6.750      9.875                   1.000
4000550173    OH                A                               12/01/2007                  6.375      8.625                   1.000
4000550261    OH                A                               11/01/2007                  6.250      8.880                   1.000
4000550325    OH                A                               11/01/2007                  6.000      8.000                   1.000
4000550348    OH                A                               12/01/2008                  6.000      8.500                   1.000
4000550353    OH                A                               12/01/2007                  6.500      8.625                   1.000
4000550380    OH                A                               11/01/2007                  6.125      7.380                   1.000
4000550389    OH                A                               12/01/2007                  6.750      9.250                   1.000
4000550400    OH                A                               12/01/2007                  6.500      9.375                   1.000
4000550401    OH                A
4000550412    OH                A                               12/01/2007                  6.250      8.875                   1.000
4000550431    OH                A                               12/01/2007                  6.750      8.375                   1.000
4000550441    OH                A                               11/01/2008                  6.625      8.250                   1.000
4000550452    OH                A                               12/01/2007                  7.000      9.250                   1.000
4000550459    OH                A                               12/01/2007                  6.000      7.500                   1.000
4000550463    OH                A                               11/01/2007                  6.000      6.880                   1.000
4000550489    OH                A                               12/01/2007                  6.375      9.000                   1.000
4000550492    OH                A                               12/01/2007                  7.000      8.125                   1.000
4000550498    OH                A                               11/01/2007                  6.500      8.500                   1.000
4000550500    OH                A                               12/01/2007                  6.125      7.500                   1.000
4000550503    OH                A                               11/01/2007                  6.500      9.125                   1.000
4000550508    OH                A                               11/01/2007                  6.250      9.130                   1.000
4000550513    OH                A                               12/01/2007                  7.250      9.500                   1.000
4000550519    OH                A                               12/01/2007                  7.000      9.625                   1.000
4000550542    OH                A                               12/01/2007                  7.250      8.125                   1.000
4000550585    OH                A
4000550611    OH                A                               11/01/2007                  6.750      8.880                   1.000
4000550640    OH                A                               11/01/2008                  6.250      7.380                   1.000
4000550648    OH                A                               12/01/2010                  6.375      7.875                   1.000
4000550652    OH                A
4000550653    OH                A
4000550688    OH                A                               01/01/2008                  6.250      8.380                   1.000
4000550693    OH                A                               12/01/2007                  6.750      8.750                   1.000
4000550713    OH                A                               11/01/2007                  6.250      7.750                   1.000
4000550722    OH                A                               01/01/2008                  6.000      7.630                   1.000
4000550726    OH                A                               12/01/2008                  6.375      7.875                   1.000
4000550730    OH                A                               11/01/2007                  6.500      8.250                   1.000
4000550739    OH                A                               12/01/2007                  6.000      8.125                   1.000
4000550781    OH                A                               12/01/2008                  6.500      7.375                   1.000
4000550846    OH                A                               11/01/2008                  6.625      9.750                   1.000
4000550851    OH                A                               11/01/2007                  6.750      9.000                   1.000
4000550889    OH                A                               12/01/2008                  7.625      8.875                   1.000
4000550891    OH                A
4000550894    OH                A                               11/01/2007                  7.750      10.130                  1.000
4000550931    OH                A                               12/01/2008                  6.500      9.000                   1.000
4000550973    OH                A                               11/01/2008                  6.750      8.130                   1.000
4000550983    OH                A                               12/01/2007                  6.000      7.750                   1.000
4000550985    OH                A                               12/01/2007                  7.250      9.500                   1.000
4000550996    OH                A                               11/01/2008                  7.000      8.750                   1.000
4000550999    OH                A                               11/01/2007                  6.375      9.000                   1.000
4000551003    OH                A                               12/01/2007                  6.875      8.500                   1.000
4000551010    OH                A                               11/01/2007                  6.375      8.500                   1.000
4000551027    OH                A                               11/01/2007                  6.750      7.750                   1.000
4000551046    OH                A                               01/01/2011                  6.000      6.500                   1.000
4000551062    OH                A
4000551067    OH                A                               11/01/2008                  6.250      7.500                   1.000
4000551088    OH                A                               11/01/2007                  6.625      8.750                   1.000
4000551100    OH                A                               11/01/2008                  7.000      8.130                   1.000
4000551104    OH                A                               12/01/2010                  6.875      9.625                   1.000
4000551118    OH                A
4000551133    OH                A                               12/01/2007                  7.000      9.500                   1.000
4000551159    OH                A                               12/01/2008                  6.500      9.250                   1.000
4000551168    OH                A                               11/01/2007                  6.000      8.125                   1.000
4000551187    OH                A                               11/01/2007                  6.000      7.750                   1.000
4000551199    OH                A
4000551204    OH                A                               11/01/2008                  6.000      7.250                   1.000
4000551209    OH                A                               11/01/2007                  6.000      7.250                   1.000
4000551212    OH                A                               12/01/2008                  6.250      7.500                   1.000
4000551213    OH                A                               11/01/2007                  6.375      8.000                   1.000
4000551264    OH                A
4000551273    OH                A                               12/01/2007                  6.750      9.250                   1.000
4000551274    OH                A                               01/01/2008                  6.000      7.750                   1.000
4000551282    OH                A
4000551286    OH                A
4000551289    OH                A                               11/01/2008                  6.375      8.750                   1.000
4000551303    OH                A                               11/01/2007                  6.500      8.000                   1.000
4000551313    OH                A                               12/01/2007                  7.125      8.875                   1.000
4000551315    OH                A                               12/01/2007                  6.250      8.250                   1.000
4000551324    OH                A
4000551326    OH                A                               12/01/2008                  6.000      7.250                   1.000
4000551327    OH                A                               11/01/2007                  7.000      8.250                   1.000
4000551330    OH                A                               11/01/2008                  6.000      8.380                   1.000
4000551333    OH                A
4000551334    OH                A                               11/01/2008                  7.000      9.000                   1.000
4000551339    OH                A                               11/01/2008                  6.000      8.250                   1.000
4000551355    OH                A                               11/01/2007                  7.000      9.000                   1.000
4000551357    OH                A                               12/01/2007                  6.000      8.750                   1.000
4000551400    OH                A                               11/01/2007                  6.000      7.000                   1.000
4000551416    OH                A                               11/01/2007                  6.000      7.130                   1.000
4000551419    OH                A                               12/01/2007                  7.375      9.999                   1.000
4000551425    OH                A                               12/01/2007                  6.125      7.875                   1.000
4000551497    OH                A                               12/01/2007                  6.500      7.875                   1.000
4000551503    OH                A
4000551549    OH                A                               12/01/2007                  7.125      8.500                   1.000
4000551579    OH                A                               12/01/2007                  7.500      9.750                   1.000
4000551593    OH                A                               12/01/2007                  6.250      8.625                   1.000
4000551600    OH                A                               12/01/2007                  7.000      9.375                   1.000
4000551633    OH                A                               11/01/2007                  6.000      7.500                   1.000
4000551647    OH                A                               12/01/2007                  6.750      9.250                   1.000
4000551663    OH                A                               12/01/2007                  7.500      8.625                   1.000
4000551664    OH                A                               11/01/2008                  7.000      8.380                   1.000
4000551673    OH                A
4000551685    OH                A                               12/01/2007                  7.875      9.500                   1.000
4000551701    OH                A                               11/01/2007                  7.125      8.880                   1.000
4000551710    OH                A                               12/01/2008                  6.000      7.750                   1.000
4000551721    OH                A                               12/01/2007                  6.000      6.999                   1.000
4000551730    OH                A                               12/01/2008                  6.125      8.625                   1.000
4000551751    OH                A                               12/01/2007                  6.000      8.750                   1.000
4000551777    OH                A                               12/01/2007                  6.000      7.875                   1.000
4000551779    OH                A                               12/01/2007                  7.125      9.375                   1.000
4000551781    OH                A                               12/01/2007                  7.000      8.500                   1.000
4000551794    OH                A                               11/01/2007                  6.125      8.750                   1.000
4000551800    OH                A                               11/01/2007                  6.250      8.500                   1.000
4000551818    OH                A
4000551819    OH                A                               12/01/2007                  6.375      9.625                   1.000
4000551821    OH                A
4000551862    OH                A
4000551873    OH                A                               12/01/2007                  6.875      9.625                   1.000
4000551876    OH                A                               12/01/2008                  6.500      8.375                   1.000
4000551902    OH                A
4000551940    OH                A                               12/01/2007                  6.625      7.875                   1.000
4000551959    OH                A
4000551985    OH                A                               12/01/2007                  6.000      8.625                   1.000
4000551986    OH                A                               11/01/2007                  6.000      8.875                   1.000
4000552010    OH                A
4000552014    OH                A                               12/01/2007                  6.375      7.625                   1.000
4000552017    OH                A
4000552025    OH                A                               12/01/2007                  6.625      8.500                   1.000
4000552087    OH                A
4000552096    OH                A
4000552103    OH                A                               11/01/2007                  6.000      8.500                   1.000
4000552148    OH                A                               12/01/2007                  6.500      8.250                   1.000
4000552196    OH                A                               12/01/2007                  6.000      8.125                   1.000
4000552243    OH                A                               11/01/2007                  6.000      8.375                   1.000
4000552258    OH                A                               12/01/2007                  6.125      8.999                   1.000
4000552269    OH                A                               12/01/2007                  6.750      9.375                   1.000
4000552286    OH                A                               12/01/2007                  6.000      7.125                   1.000
4000552300    OH                A                               11/01/2007                  6.250      8.875                   1.000
4000552326    OH                A                               11/01/2007                  7.250      8.500                   1.000
4000552332    OH                A
4000552351    OH                A                               12/01/2007                  7.375      8.750                   1.000
4000552362    OH                A                               11/01/2008                  6.250      7.630                   1.000
4000552371    OH                A                               12/01/2007                  6.750      8.999                   1.000
4000552376    OH                A                               11/01/2008                  6.875      8.625                   1.000
4000552446    OH                A                               12/01/2008                  6.000      6.630                   1.000
4000552510    OH                A
4000552512    OH                A                               12/01/2007                  7.250      9.750                   1.000
4000552513    OH                A
4000552518    OH                A
4000552560    OH                A                               12/01/2008                  6.250      7.999                   1.000
4000552578    OH                A                               12/01/2007                  7.000      8.875                   1.000
4000552580    OH                A
4000552599    OH                A                               11/01/2007                  6.250      7.750                   1.000
4000552610    OH                A
4000552620    OH                A                               11/01/2008                  6.750      7.750                   1.000
4000552621    OH                A                               11/01/2007                  6.000      8.000                   1.000
4000552627    OH                A                               11/01/2007                  6.250      7.500                   1.000
4000552635    OH                A                               12/01/2007                  7.375      8.750                   1.000
4000552689    OH                A                               11/01/2008                  6.250      8.500                   1.000
4000552707    OH                A                               11/01/2007                  7.250      9.880                   1.000
4000552781    OH                A                               11/01/2008                  6.250      8.375                   1.000
4000552793    OH                A                               11/01/2007                  6.375      8.630                   1.000
4000552799    OH                A                               11/01/2007                  6.000      8.875                   1.000
4000552806    OH                A                               11/01/2007                  6.750      9.000                   1.000
4000552813    OH                A                               11/01/2008                  6.250      8.500                   1.000
4000552834    OH                A                               11/01/2008                  6.250      8.880                   1.000
4000552841    OH                A                               12/01/2007                  6.250      8.500                   1.000
4000552862    OH                A                               11/01/2007                  6.125      8.250                   1.000
4000552919    OH                A
4000552939    OH                A                               11/01/2008                  6.500      8.125                   1.000
4000552947    OH                A                               12/01/2007                  6.000      8.250                   1.000
4000552961    OH                A                               11/01/2007                  6.250      7.880                   1.000
4000552991    OH                A                               11/01/2007                  6.750      8.875                   1.000
4000553008    OH                A                               12/01/2007                  7.000      8.250                   1.000
4000553081    OH                A                               12/01/2008                  6.375      9.125                   1.000
4000553092    OH                A
4000553096    OH                A                               11/01/2007                  6.625      9.000                   1.000
4000553105    OH                A                               11/01/2007                  6.000      8.000                   1.000
4000553109    OH                A                               01/01/2008                  6.000      8.130                   1.000
4000553141    OH                A                               11/01/2007                  6.000      8.250                   1.000
4000553145    OH                A                               12/01/2007                  6.250      8.500                   1.000
4000553196    OH                A                               12/01/2007                  7.500      9.500                   1.000
4000553209    OH                A                               12/01/2008                  6.625      9.500                   1.000
4000553231    OH                A                               12/01/2007                  6.375      8.875                   1.000
4000553233    OH                A                               12/01/2007                  7.000      8.375                   1.000
4000553241    OH                A                               12/01/2007                  6.375      8.750                   1.000
4000553277    OH                A                               12/01/2007                  6.625      8.625                   1.000
4000553323    OH                A                               11/01/2007                  6.000      8.130                   1.000
4000553336    OH                A                               11/01/2008                  7.125      8.750                   1.000
4000553426    OH                A                               11/01/2007                  6.375      8.750                   1.000
4000553438    OH                A
4000553439    OH                A
4000553494    OH                A                               12/01/2007                  6.250      8.500                   1.000
4000553505    OH                A                               12/01/2007                  6.375      8.500                   1.000
4000553508    OH                A                               11/01/2007                  6.000      7.875                   1.000
4000553509    OH                A                               12/01/2007                  6.875      9.500                   1.000
4000553545    OH                A                               11/01/2007                  7.625      9.375                   1.000
4000553557    OH                A
4000553559    OH                A
4000553570    OH                A                               12/01/2007                  7.500      9.250                   1.000
4000553577    OH                A                               11/01/2007                  6.375      8.130                   1.000
4000553616    OH                A                               12/01/2008                  6.625      8.250                   1.000
4000553621    OH                A                               12/01/2007                  7.000      9.250                   1.000
4000553699    OH                A                               12/01/2008                  6.000      7.250                   1.000
4000553709    OH                A                               11/01/2008                  6.375      9.000                   1.000
4000553787    OH                A                               11/01/2007                  6.125      7.750                   1.000
4000553803    OH                A                               11/01/2007                  6.375      8.125                   1.000
4000553815    OH                A                               12/01/2007                  6.000      9.000                   1.000
4000553816    OH                A                               12/01/2007                  6.000      7.375                   1.000
4000553892    OH                A
4000553915    OH                A                               12/01/2007                  6.500      8.250                   1.000
4000553954    OH                A                               11/01/2007                  6.000      8.750                   1.000
4000553978    OH                A
4000553984    OH                A                               12/01/2007                  7.375      9.500                   1.000
4000553999    OH                A                               12/01/2007                  6.750      8.750                   1.000
4000554003    OH                A                               12/01/2007                  6.750      9.125                   1.000
4000554050    OH                A                               12/01/2007                  6.000      8.999                   1.000
4000554107    OH                A                               12/01/2008                  6.750      9.500                   1.000
4000554142    OH                A                               11/01/2008                  6.500      8.000                   1.000
4000554146    OH                A                               11/01/2008                  6.250      8.875                   1.000
4000554175    OH                A                               12/01/2008                  6.750      8.125                   1.000
4000554177    OH                A                               11/01/2007                  6.875      9.500                   1.000
4000554178    OH                A                               12/01/2007                  6.500      7.750                   1.000
4000554181    OH                A                               11/01/2007                  6.250      7.380                   1.000
4000554186    OH                A                               11/01/2007                  6.250      8.380                   1.000
4000554199    OH                A                               11/01/2008                  6.000      8.250                   1.000
4000554207    OH                A                               12/01/2007                  6.625      8.875                   1.000
4000554225    OH                A
4000554226    OH                A                               11/01/2007                  7.000      9.375                   1.000
4000554273    OH                A                               11/01/2006                  6.250      8.750                   1.000
4000554285    OH                A
4000554304    OH                A                               12/01/2007                  6.125      8.500                   1.000
4000554307    OH                A                               11/01/2007                  6.500      8.500                   1.000
4000554356    OH                A                               11/01/2007                  7.500      8.750                   1.000
4000554380    OH                A                               11/01/2007                  7.500      9.750                   1.000
4000554393    OH                A                               12/01/2007                  7.000      7.875                   1.000
4000554401    OH                A                               11/01/2008                  6.500      8.750                   1.000
4000554405    OH                A                               12/01/2008                  6.000      6.750                   1.000
4000554416    OH                A                               12/01/2008                  6.000      6.875                   1.000
4000554432    OH                A
4000554441    OH                A                               12/01/2007                  6.625      8.250                   1.000
4000554458    OH                A                               12/01/2007                  6.250      7.500                   1.000
4000554463    OH                A                               11/01/2007                  6.750      7.880                   1.000
4000554466    OH                A                               12/01/2008                  6.250      8.500                   1.000
4000554467    OH                A                               12/01/2007                  7.250      9.750                   1.000
4000554469    OH                A                               12/01/2007                  7.250      9.500                   1.000
4000554492    OH                A                               12/01/2007                  6.875      8.875                   1.000
4000554506    OH                A                               12/01/2007                  6.750      8.500                   1.000
4000554517    OH                A                               12/01/2007                  6.000      7.875                   1.000
4000554525    OH                A                               11/01/2007                  6.750      9.375                   1.000
4000554552    OH                A                               11/01/2007                  6.250      8.500                   1.000
4000554557    OH                A                               12/01/2008                  7.000      9.750                   1.000
4000554558    OH                A
4000554570    OH                A                               11/01/2007                  8.250      9.630                   1.000
4000554572    OH                A
4000554598    OH                A                               11/01/2008                  6.250      8.500                   1.000
4000554626    OH                A                               12/01/2007                  6.000      8.125                   1.000
4000554628    OH                A                               12/01/2007                  7.125      9.625                   1.000
4000554669    OH                A                               12/01/2007                  6.000      7.999                   1.000
4000554695    OH                A
4000554734    OH                A
4000554782    OH                A                               12/01/2007                  6.000      7.000                   1.000
4000554820    OH                A                               12/01/2007                  6.875      8.625                   1.000
4000554857    OH                A                               12/01/2008                  6.000      8.625                   1.000
4000554872    OH                A                               12/01/2008                  6.125      7.875                   1.000
4000554888    OH                A                               12/01/2007                  7.500      8.625                   1.000
4000554892    OH                A                               12/01/2007                  6.250      8.250                   1.000
4000554893    OH                A
4000554897    OH                A                               11/01/2008                  6.500      7.880                   1.000
4000554919    OH                A                               11/01/2007                  6.250      7.750                   1.000
4000554921    OH                A                               12/01/2007                  6.375      7.750                   1.000
4000554924    OH                A                               12/01/2007                  6.375      8.875                   1.000
4000554935    OH                A                               11/01/2007                  6.375      8.130                   1.000
4000554938    OH                A                               12/01/2007                  6.500      8.125                   1.000
4000554940    OH                A                               11/01/2007                  7.500      8.750                   1.000
4000554952    OH                A
4000554981    OH                A                               12/01/2007                  6.000      7.375                   1.000
4000554985    OH                A                               11/01/2007                  6.000      7.880                   1.000
4000555042    OH                A                               01/01/2008                  6.250      7.250                   1.000
4000555066    OH                A                               12/01/2007                  7.000      8.625                   1.000
4000555092    OH                A                               11/01/2007                  7.000      8.125                   1.000
4000555103    OH                A
4000555136    OH                A
4000555203    OH                A                               12/01/2007                  6.375      8.875                   1.000
4000555266    OH                A                               12/01/2007                  6.875      9.125                   1.000
4000555276    OH                A                               12/01/2007                  6.625      8.375                   1.000
4000555277    OH                A                               11/01/2007                  6.375      9.000                   1.000
4000555295    OH                A                               12/01/2008                  6.000      8.500                   1.000
4000555320    OH                A                               12/01/2007                  6.000      8.500                   1.000
4000555323    OH                A
4000555335    OH                A                               12/01/2007                  7.500      9.375                   1.000
4000555353    OH                A                               12/01/2007                  6.125      7.375                   1.000
4000555376    OH                A                               12/01/2007                  6.125      7.375                   1.000
4000555377    OH                A                               11/01/2008                  6.875      9.500                   1.000
4000555379    OH                A                               11/01/2007                  6.625      8.250                   1.000
4000555399    OH                A                               12/01/2007                  6.375      8.375                   1.000
4000555412    OH                A
4000555423    OH                A                               12/01/2008                  6.125      8.000                   1.000
4000555451    OH                A                               12/01/2007                  7.250      8.375                   1.000
4000555456    OH                A                               11/01/2007                  6.625      9.750                   1.000
4000555483    OH                A                               12/01/2007                  6.500      8.250                   1.000
4000555491    OH                A
4000555498    OH                A                               12/01/2007                  6.375      7.500                   1.000
4000555516    OH                A                               11/01/2007                  6.625      8.500                   1.000
4000555531    OH                A                               12/01/2007                  6.750      8.875                   1.000
4000555533    OH                A                               12/01/2007                  6.250      8.625                   1.000
4000555568    OH                A                               12/01/2007                  6.000      8.125                   1.000
4000555588    OH                A                               12/01/2007                  6.625      8.375                   1.000
4000555621    OH                A
4000555626    OH                A                               12/01/2007                  6.000      7.500                   1.000
4000555679    OH                A                               12/01/2007                  6.250      7.250                   1.000
4000555693    OH                A                               12/01/2007                  6.000      7.125                   1.000
4000555733    OH                A                               12/01/2007                  6.625      8.250                   1.000
4000555753    OH                A                               12/01/2007                  6.750      9.375                   1.000
4000555806    OH                A                               11/01/2007                  6.625      8.750                   1.000
4000555830    OH                A                               11/01/2007                  7.500      9.250                   1.000
4000555843    OH                A                               12/01/2007                  7.125      8.875                   1.000
4000555852    OH                A
4000555863    OH                A                               12/01/2008                  6.500      8.000                   1.000
4000555877    OH                A                               12/01/2007                  6.375      8.125                   1.000
4000555886    OH                A                               12/01/2007                  6.500      8.750                   1.000
4000555903    OH                A                               01/01/2009                  6.625      7.880                   1.000
4000555907    OH                A                               12/01/2007                  6.500      8.625                   1.000
4000555908    OH                A                               12/01/2007                  6.750      8.375                   1.000
4000555928    OH                A                               12/01/2008                  6.250      7.875                   1.000
4000555970    OH                A
4000555971    OH                A                               12/01/2007                  7.250      9.125                   1.000
4000555979    OH                A                               11/01/2008                  6.750      9.375                   1.000
4000555988    OH                A                               12/01/2007                  6.125      8.750                   1.000
4000556006    OH                A
4000556007    OH                A                               01/01/2009                  7.250      8.380                   1.000
4000556015    OH                A                               11/01/2007                  6.000      8.000                   1.000
4000556024    OH                A                               12/01/2007                  6.000      7.875                   1.000
4000556025    OH                A                               12/01/2007                  6.000      7.880                   1.000
4000556038    OH                A                               12/01/2007                  6.000      7.875                   1.000
4000556040    OH                A                               11/01/2007                  6.500      7.380                   1.000
4000556057    OH                A                               11/01/2007                  7.000      9.630                   1.000
4000556108    OH                A                               12/01/2007                  7.250      8.875                   1.000
4000556145    OH                A                               11/01/2007                  7.000      8.375                   1.000
4000556154    OH                A                               12/01/2007                  6.625      9.250                   1.000
4000556158    OH                A                               11/01/2008                  6.250      8.880                   1.000
4000556173    OH                A                               11/01/2008                  6.250      8.625                   1.000
4000556197    OH                A
4000556225    OH                A                               12/01/2008                  6.000      8.000                   1.000
4000556242    OH                A                               12/01/2008                  7.125      9.375                   1.000
4000556245    OH                A                               12/01/2007                  6.500      8.625                   1.000
4000556261    OH                A                               12/01/2007                  7.375      8.750                   1.000
4000556280    OH                A                               12/01/2007                  7.250      8.500                   1.000
4000556285    OH                A                               11/01/2008                  6.250      8.130                   1.000
4000556297    OH                A                               11/01/2007                  6.500      7.875                   1.000
4000556309    OH                A
4000556321    OH                A                               12/01/2007                  6.875      8.500                   1.000
4000556386    OH                A
4000556401    OH                A
4000556453    OH                A                               12/01/2008                  6.625      8.125                   1.000
4000556461    OH                A
4000556476    OH                A                               12/01/2007                  6.750      7.999                   1.000
4000556480    OH                A                               12/01/2007                  6.875      9.375                   1.000
4000556488    OH                A                               12/01/2007                  7.000      8.625                   1.000
4000556534    OH                A                               11/01/2007                  6.875      9.125                   1.000
4000556551    OH                A                               12/01/2007                  6.000      8.625                   1.000
4000556606    OH                A                               12/01/2008                  6.125      8.250                   1.000
4000556636    OH                A                               11/01/2007                  6.000      8.375                   1.000
4000556652    OH                A                               12/01/2007                  6.000      8.380                   1.000
4000556655    OH                A                               11/01/2007                  6.250      8.500                   1.000
4000556682    OH                A                               12/01/2007                  7.250      8.375                   1.000
4000556698    OH                A
4000556811    OH                A                               12/01/2007                  6.375      8.250                   1.000
4000556812    OH                A                               12/01/2007                  6.500      8.750                   1.000
4000556848    OH                A                               12/01/2007                  6.750      8.000                   1.000
4000556870    OH                A                               12/01/2007                  6.000      8.500                   1.000
4000556921    OH                A                               12/01/2007                  7.125      9.375                   1.000
4000556953    OH                A                               12/01/2007                  6.250      8.125                   1.000
4000556954    OH                A                               12/01/2007                  6.500      7.875                   1.000
4000556981    OH                A                               12/01/2007                  7.250      9.250                   1.000
4000557004    OH                A
4000557011    OH                A                               12/01/2007                  6.625      8.500                   1.000
4000557016    OH                A                               12/01/2007                  6.250      8.375                   1.000
4000557041    OH                A                               12/01/2006                  6.875      8.625                   1.000
4000557056    OH                A                               12/01/2007                  6.000      7.999                   1.000
4000557077    OH                A                               12/01/2007                  7.000      8.875                   1.000
4000557105    OH                A                               12/01/2007                  6.125      7.500                   1.000
4000557117    OH                A                               12/01/2007                  6.000      7.999                   1.000
4000557137    OH                A                               12/01/2007                  7.250      8.625                   1.000
4000557147    OH                A                               11/01/2007                  6.000      8.500                   1.000
4000557179    OH                A                               12/01/2007                  7.125      10.125                  1.000
4000557192    OH                A                               12/01/2007                  6.125      8.250                   1.000
4000557206    OH                A
4000557211    OH                A                               01/01/2008                  6.000      7.990                   1.000
4000557248    OH                A                               12/01/2007                  6.625      9.125                   1.000
4000557328    OH                A
4000557332    OH                A
4000557345    OH                A                               12/01/2007                  6.125      7.999                   1.000
4000557352    OH                A                               12/01/2008                  6.750      9.625                   1.000
4000557372    OH                A                               12/01/2008                  6.500      9.500                   1.000
4000557396    OH                A
4000557442    OH                A                               12/01/2007                  6.500      9.000                   1.000
4000557476    OH                A                               11/01/2007                  6.375      8.625                   1.000
4000557477    OH                A
4000557478    OH                A                               11/01/2007                  6.000      7.500                   1.000
4000557491    OH                A                               12/01/2007                  6.250      7.625                   1.000
4000557492    OH                A                               12/01/2007                  6.125      7.875                   1.000
4000557497    OH                A
4000557502    OH                A                               12/01/2008                  6.000      6.999                   1.000
4000557505    OH                A                               12/01/2008                  6.000      7.625                   1.000
4000557522    OH                A                               12/01/2008                  7.000      9.625                   1.000
4000557523    OH                A                               12/01/2007                  6.000      8.375                   1.000
4000557532    OH                A                               12/01/2007                  6.250      7.750                   1.000
4000557606    OH                A                               12/01/2008                  6.125      7.750                   1.000
4000557620    OH                A                               12/01/2008                  6.375      8.375                   1.000
4000557632    OH                A                               12/01/2007                  7.500      9.250                   1.000
4000557652    OH                A                               12/01/2008                  6.750      8.625                   1.000
4000557658    OH                A                               12/01/2007                  6.500      7.875                   1.000
4000557677    OH                A                               12/01/2007                  6.000      7.500                   1.000
4000557695    OH                A                               12/01/2007                  6.500      7.875                   1.000
4000557708    OH                A                               12/01/2007                  6.000      7.999                   1.000
4000557709    OH                A                               11/01/2008                  6.750      9.125                   1.000
4000557730    OH                A                               12/01/2008                  6.500      8.625                   1.000
4000557746    OH                A                               12/01/2007                  7.000      9.000                   1.000
4000557747    OH                A
4000557764    OH                A                               12/01/2008                  7.000      8.625                   1.000
4000557766    OH                A
4000557782    OH                A                               12/01/2007                  6.875      9.125                   1.000
4000557797    OH                A                               12/01/2007                  7.250      10.000                  1.000
4000557813    OH                A
4000557824    OH                A                               12/01/2007                  6.750      8.375                   1.000
4000557830    OH                A                               12/01/2007                  6.000      7.625                   1.000
4000557832    OH                A                               12/01/2007                  6.250      8.625                   1.000
4000557855    OH                A                               12/01/2007                  6.500      7.500                   1.000
4000557859    OH                A                               12/01/2007                  6.000      7.750                   1.000
4000557860    OH                A                               01/01/2008                  6.250      8.250                   1.000
4000557863    OH                A                               12/01/2007                  7.125      8.500                   1.000
4000557871    OH                A                               12/01/2007                  6.250      8.750                   1.000
4000557920    OH                A                               12/01/2007                  6.000      6.875                   1.000
4000557995    OH                A                               12/01/2007                  6.000      7.999                   1.000
4000558015    OH                A
4000558055    OH                A                               12/01/2007                  6.125      7.999                   1.000
4000558126    OH                A                               12/01/2008                  6.375      8.250                   1.000
4000558159    OH                A                               12/01/2007                  6.000      7.875                   1.000
4000558177    OH                A                               12/01/2007                  7.500      8.500                   1.000
4000558229    OH                A                               12/01/2007                  6.625      8.500                   1.000
4000558239    OH                A                               12/01/2007                  6.000      7.875                   1.000
4000558310    OH                A                               01/01/2008                  6.375      8.500                   1.000
4000558318    OH                A                               12/01/2007                  6.000      8.875                   1.000
4000558358    OH                A                               12/01/2007                  6.375      7.750                   1.000
4000558364    OH                A                               12/01/2007                  7.250      10.125                  1.000
4000558538    OH                A                               12/01/2007                  6.750      8.750                   1.000
4000558561    OH                A                               12/01/2007                  6.000      7.500                   1.000
4000558581    OH                A                               12/01/2007                  6.875      8.750                   1.000
4000558655    OH                A                               12/01/2007                  6.625      7.875                   1.000
4000558710    OH                A                               12/01/2007                  6.750      9.125                   1.000
4000558718    OH                A
4000558720    OH                A                               12/01/2007                  6.000      8.625                   1.000
4000558744    OH                A
4000558802    OH                A
4000558812    OH                A                               12/01/2007                  6.250      8.375                   1.000
4000558821    OH                A                               12/01/2007                  6.750      8.999                   1.000
4000558835    OH                A
4000558844    OH                A                               01/01/2008                  6.375      7.750                   1.000
4000558850    OH                A                               12/01/2007                  6.250      7.625                   1.000
4000558934    OH                A                               12/01/2007                  7.250      9.875                   1.000
4000558944    OH                A                               12/01/2008                  6.250      8.125                   1.000
4000558951    OH                A                               12/01/2007                  6.500      9.375                   1.000
4000558972    OH                A
4000558981    OH                A                               12/01/2007                  7.375      8.625                   1.000
4000559011    OH                A                               12/01/2007                  6.125      8.625                   1.000
4000559030    OH                A                               12/01/2007                  6.500      8.625                   1.000
4000559035    OH                A                               12/01/2007                  6.000      9.125                   1.000
4000559054    OH                A                               12/01/2007                  6.000      7.125                   1.000
4000559074    OH                A
4000559080    OH                A
4000559096    OH                A                               12/01/2008                  6.250      8.500                   1.000
4000559106    OH                A                               12/01/2007                  6.250      8.625                   1.000
4000559129    OH                A                               12/01/2008                  6.000      7.990                   1.000
4000559160    OH                A                               12/01/2007                  6.750      9.250                   1.000
4000559168    OH                A                               12/01/2008                  6.250      7.750                   1.000
4000559169    OH                A
4000559175    OH                A                               11/01/2008                  6.125      9.000                   1.000
4000559184    OH                A                               12/01/2007                  5.000      8.000                   1.000
4000559188    OH                A                               12/01/2007                  6.750      9.000                   1.000
4000559191    OH                A                               12/01/2007                  6.875      8.875                   1.000
4000559227    OH                A                               12/01/2006                  6.375      8.750                   1.000
4000559261    OH                A                               12/01/2008                  6.500      9.000                   1.000
4000559284    OH                A                               11/01/2007                  6.125      8.999                   1.000
4000559285    OH                A                               12/01/2007                  6.750      9.000                   1.000
4000559305    OH                A                               12/01/2008                  6.000      8.125                   1.000
4000559314    OH                A                               12/01/2007                  6.125      7.375                   1.000
4000559336    OH                A                               11/01/2008                  6.250      8.000                   1.000
4000559339    OH                A                               12/01/2008                  6.000      8.250                   1.000
4000559355    OH                A
4000559380    OH                A                               12/01/2008                  6.000      8.875                   1.000
4000559416    OH                A                               12/01/2007                  6.000      8.500                   1.000
4000559428    OH                A                               12/01/2007                  6.750      8.999                   1.000
4000559532    OH                A                               12/01/2008                  6.000      6.875                   1.000
4000559625    OH                A                               12/01/2007                  6.500      8.125                   1.000
4000559628    OH                A
4000559646    OH                A                               12/01/2007                  6.000      7.375                   1.000
4000559651    OH                A                               11/01/2008                  6.250      9.375                   1.000
4000559657    OH                A
4000559664    OH                A
4000559665    OH                A                               12/01/2007                  6.000      8.250                   1.000
4000559666    OH                A                               12/01/2008                  6.750      8.750                   1.000
4000559669    OH                A                               12/01/2008                  6.250      7.625                   1.000
4000559695    OH                A                               12/01/2007                  6.125      8.750                   1.000
4000559703    OH                A                               12/01/2007                  6.250      7.625                   1.000
4000559724    OH                A                               12/01/2007                  6.750      9.875                   1.000
4000559736    OH                A                               12/01/2007                  6.125      7.750                   1.000
4000559777    OH                A
4000559787    OH                A                               12/01/2007                  7.250      9.875                   1.000
4000559808    OH                A                               12/01/2007                  7.000      9.875                   1.000
4000559825    OH                A                               12/01/2007                  7.000      8.625                   1.000
4000559828    OH                A                               12/01/2007                  6.000      7.625                   1.000
4000559835    OH                A
4000559844    OH                A                               12/01/2007                  7.125      8.125                   1.000
4000559846    OH                A                               12/01/2007                  7.000      9.500                   1.000
4000559869    OH                A                               12/01/2007                  6.500      8.500                   1.000
4000559893    OH                A                               12/01/2007                  6.000      8.625                   1.000
4000559908    OH                A                               12/01/2008                  6.250      8.750                   1.000
4000559929    OH                A                               12/01/2007                  6.125      8.625                   1.000
4000559959    OH                A                               12/01/2007                  6.625      8.250                   1.000
4000559979    OH                A                               12/01/2007                  6.000      8.500                   1.000
4000559986    OH                A                               12/01/2008                  6.375      9.125                   1.000
4000560047    OH                A                               01/01/2008                  7.000      8.000                   1.000
4000560053    OH                A                               12/01/2007                  6.000      8.750                   1.000
4000560054    OH                A                               12/01/2007                  6.125      8.250                   1.000
4000560065    OH                A                               12/01/2007                  6.250      7.875                   1.000
4000560086    OH                A
4000560104    OH                A                               11/01/2007                  7.000      8.999                   1.000
4000560133    OH                A                               12/01/2007                  6.000      8.500                   1.000
4000560169    OH                A                               12/01/2008                  6.875      8.750                   1.000
4000560173    OH                A                               12/01/2007                  6.625      7.875                   1.000
4000560176    OH                A                               12/01/2007                  6.000      8.500                   1.000
4000560182    OH                A                               12/01/2008                  7.000      9.625                   1.000
4000560243    OH                A                               12/01/2007                  6.750      8.375                   1.000
4000560251    OH                A                               12/01/2007                  6.250      8.630                   1.000
4000560269    OH                A                               12/01/2007                  6.500      9.500                   1.000
4000560275    OH                A
4000560288    OH                A                               12/01/2007                  6.250      7.625                   1.000
4000560323    OH                A
4000560330    OH                A                               12/01/2007                  7.000      8.500                   1.000
4000560363    OH                A                               12/01/2007                  6.250      8.000                   1.000
4000560366    OH                A                               12/01/2007                  6.500      8.125                   1.000
4000560376    OH                A                               01/01/2008                  6.375      8.250                   1.000
4000560391    OH                A
4000560393    OH                A                               12/01/2007                  6.875      8.500                   1.000
4000560417    OH                A                               12/01/2007                  6.375      9.375                   1.000
4000560473    OH                A                               12/01/2007                  6.500      8.625                   1.000
4000560478    OH                A                               12/01/2007                  6.250      7.750                   1.000
4000560496    OH                A                               12/01/2007                  6.000      8.875                   1.000
4000560498    OH                A                               12/01/2007                  6.125      7.875                   1.000
4000560506    OH                A                               12/01/2007                  7.500      9.875                   1.000
4000560552    OH                A                               12/01/2007                  7.250      9.875                   1.000
4000560576    OH                A
4000560597    OH                A                               12/01/2008                  7.125      9.250                   1.000
4000560618    OH                A
4000560625    OH                A                               12/01/2008                  6.125      7.990                   1.000
4000560637    OH                A
4000560638    OH                A                               12/01/2007                  6.125      8.625                   1.000
4000560709    OH                A                               12/01/2007                  6.000      7.375                   1.000
4000560724    OH                A                               12/01/2007                  6.000      7.500                   1.000
4000560743    OH                A                               12/01/2008                  6.375      7.625                   1.000
4000560751    OH                A                               12/01/2007                  6.000      7.500                   1.000
4000560769    OH                A
4000560776    OH                A
4000560777    OH                A                               01/01/2009                  6.000      7.250                   1.000
4000560822    OH                A                               01/01/2008                  6.000      8.000                   1.000
4000560829    OH                A                               12/01/2007                  6.750      8.375                   1.000
4000560893    OH                A
4000560898    OH                A
4000560911    OH                A                               12/01/2007                  7.000      8.250                   1.000
4000560912    OH                A                               12/01/2008                  6.500      8.250                   1.000
4000560930    OH                A                               12/01/2007                  6.625      7.750                   1.000
4000560932    OH                A                               12/01/2008                  6.500      9.125                   1.000
4000560949    OH                A                               12/01/2007                  6.000      7.500                   1.000
4000560956    OH                A                               12/01/2007                  6.250      9.500                   1.000
4000560983    OH                A                               12/01/2007                  7.500      9.750                   1.000
4000560987    OH                A                               12/01/2008                  6.000      8.625                   1.000
4000561007    OH                A                               12/01/2008                  6.250      7.250                   1.000
4000561020    OH                A                               12/01/2007                  7.250      8.750                   1.000
4000561052    OH                A
4000561064    OH                A                               12/01/2007                  6.000      8.375                   1.000
4000561090    OH                A                               12/01/2008                  6.000      8.625                   1.000
4000561094    OH                A
4000561110    OH                A                               12/01/2007                  6.125      8.250                   1.000
4000561126    OH                A
4000561203    OH                A                               12/01/2007                  6.000      8.750                   1.000
4000561207    OH                A                               12/01/2007                  6.000      8.130                   1.000
4000561245    OH                A                               12/01/2008                  6.375      7.625                   1.000
4000561253    OH                A                               12/01/2008                  6.500      7.875                   1.000
4000561255    OH                A
4000561256    OH                A                               12/01/2008                  6.375      7.750                   1.000
4000561257    OH                A                               12/01/2007                  7.375      9.999                   1.000
4000561263    OH                A                               12/01/2007                  6.750      9.000                   1.000
4000561275    OH                A
4000561281    OH                A                               12/01/2007                  6.625      7.875                   1.000
4000561294    OH                A
4000561296    OH                A
4000561302    OH                A                               12/01/2008                  6.375      7.999                   1.000
4000561317    OH                A                               12/01/2007                  6.250      8.750                   1.000
4000561326    OH                A                               12/01/2007                  6.875      9.625                   1.000
4000561341    OH                A                               12/01/2007                  7.125      9.750                   1.000
4000561440    OH                A                               12/01/2007                  6.000      8.375                   1.000
4000561441    OH                A                               12/01/2007                  6.625      8.875                   1.000
4000561486    OH                A                               12/01/2007                  6.250      8.750                   1.000
4000561487    OH                A
4000561508    OH                A                               12/01/2008                  7.125      10.000                  1.000
4000561520    OH                A                               12/01/2007                  6.875      8.875                   1.000
4000561533    OH                A                               12/01/2007                  6.750      8.875                   1.000
4000561534    OH                A                               12/01/2007                  6.125      9.125                   1.000
4000561542    OH                A
4000561559    OH                A                               12/01/2007                  6.625      8.750                   1.000
4000561561    OH                A                               01/01/2009                  6.000      7.750                   1.000
4000561576    OH                A                               12/01/2007                  6.625      7.999                   1.000
4000561585    OH                A                               12/01/2007                  6.000      9.250                   1.000
4000561608    OH                A
4000561613    OH                A                               12/01/2007                  6.000      8.625                   1.000
4000561632    OH                A
4000561634    OH                A                               12/01/2007                  6.750      9.250                   1.000
4000561677    OH                A                               12/01/2008                  6.000      8.000                   1.000
4000561718    OH                A                               12/01/2008                  6.500      8.125                   1.000
4000561745    OH                A
4000561781    OH                A                               12/01/2007                  6.500      9.250                   1.000
4000561793    OH                A                               12/01/2007                  6.750      8.625                   1.000
4000561829    OH                A                               12/01/2007                  6.500      8.375                   1.000
4000561865    OH                A                               12/01/2007                  6.375      9.250                   1.000
4000561884    OH                A                               12/01/2007                  6.625      9.125                   1.000
4000561899    OH                A
4000561946    OH                A                               12/01/2007                  6.000      6.875                   1.000
4000561952    OH                A                               12/01/2008                  6.250      8.375                   1.000
4000561959    OH                A                               12/01/2008                  6.250      8.375                   1.000
4000562009    OH                A                               12/01/2007                  7.000      9.625                   1.000
4000562046    OH                A                               12/01/2007                  6.000      9.125                   1.000
4000562055    OH                A                               01/01/2008                  6.000      7.630                   1.000
4000562068    OH                A                               12/01/2007                  6.625      8.500                   1.000
4000562095    OH                A
4000562096    OH                A
4000562137    OH                A                               12/01/2007                  6.250      8.125                   1.000
4000562208    OH                A                               12/01/2007                  6.750      9.000                   1.000
4000562237    OH                A                               12/01/2007                  6.875      8.875                   1.000
4000562252    OH                A                               12/01/2007                  6.375      8.500                   1.000
4000562303    OH                A                               12/01/2008                  6.375      9.125                   1.000
4000562308    OH                A
4000562347    OH                A                               12/01/2007                  7.375      9.750                   1.000
4000562414    OH                A                               01/01/2008                  6.250      8.250                   1.000
4000562422    OH                A
4000562478    OH                A                               12/01/2007                  6.500      9.000                   1.000
4000562480    OH                A
4000562493    OH                A
4000562496    OH                A                               12/01/2007                  6.875      9.250                   1.000
4000562511    OH                A
4000562514    OH                A
4000562515    OH                A                               12/01/2007                  6.375      7.625                   1.000
4000562522    OH                A
4000562541    OH                A
4000562545    OH                A                               12/01/2007                  7.250      9.875                   1.000
4000562584    OH                A                               12/01/2007                  6.250      8.500                   1.000
4000562589    OH                A                               12/01/2007                  6.000      7.999                   1.000
4000562599    OH                A                               12/01/2007                  6.250      8.500                   1.000
4000562622    OH                A
4000562666    OH                A                               12/01/2007                  6.625      8.500                   1.000
4000562674    OH                A                               12/01/2007                  6.000      7.999                   1.000
4000562679    OH                A                               12/01/2007                  6.625      9.500                   1.000
4000562703    OH                A                               12/01/2007                  6.375      7.999                   1.000
4000562716    OH                A                               01/01/2011                  6.000      7.750                   1.000
4000562784    OH                A                               12/01/2007                  6.125      7.625                   1.000
4000562799    OH                A                               12/01/2007                  6.500      7.875                   1.000
4000562810    OH                A                               12/01/2007                  6.375      8.875                   1.000
4000562827    OH                A                               12/01/2007                  6.000      8.000                   1.000
4000562828    OH                A                               12/01/2007                  6.375      8.750                   1.000
4000562838    OH                A                               12/01/2007                  6.750      8.750                   1.000
4000562842    OH                A                               12/01/2008                  6.000      7.750                   1.000
4000562849    OH                A
4000562862    OH                A                               12/01/2008                  6.750      9.250                   1.000
4000562873    OH                A                               12/01/2007                  6.875      8.625                   1.000
4000562882    OH                A
4000562883    OH                A                               12/01/2008                  6.250      8.375                   1.000
4000562884    OH                A
4000562889    OH                A
4000562903    OH                A                               12/01/2007                  6.500      7.750                   1.000
4000562904    OH                A                               12/01/2007                  6.000      7.500                   1.000
4000562910    OH                A                               12/01/2008                  6.750      7.875                   1.000
4000562911    OH                A                               12/01/2007                  6.250      7.250                   1.000
4000562925    OH                A                               12/01/2008                  6.125      8.375                   1.000
4000562970    OH                A                               12/01/2008                  6.250      8.500                   1.000
4000563008    OH                A                               12/01/2007                  6.000      7.750                   1.000
4000563046    OH                A
4000563049    OH                A                               12/01/2008                  6.250      7.999                   1.000
4000563061    OH                A                               12/01/2008                  6.625      8.250                   1.000
4000563066    OH                A                               12/01/2008                  7.000      9.500                   1.000
4000563068    OH                A                               12/01/2008                  6.000      7.125                   1.000
4000563081    OH                A                               01/01/2009                  6.000      7.630                   1.000
4000563101    OH                A                               01/01/2008                  6.250      8.630                   1.000
4000563132    OH                A                               12/01/2007                  6.500      8.375                   1.000
4000563133    OH                A
4000563155    OH                A
4000563160    OH                A                               12/01/2007                  7.250      8.750                   1.000
4000563165    OH                A                               12/01/2007                  6.500      9.500                   1.000
4000563186    OH                A                               12/01/2007                  6.375      8.500                   1.000
4000563209    OH                A
4000563222    OH                A                               12/01/2007                  6.625      9.375                   1.000
4000563251    OH                A
4000563253    OH                A                               12/01/2007                  7.375      9.500                   1.000
4000563254    OH                A
4000563312    OH                A
4000563313    OH                A                               12/01/2007                  6.500      8.000                   1.000
4000563328    OH                A                               12/01/2007                  6.000      8.500                   1.000
4000563373    OH                A                               12/01/2007                  7.000      7.999                   1.000
4000563399    OH                A                               12/01/2007                  7.000      7.625                   1.000
4000563426    OH                A                               12/01/2007                  7.000      9.625                   1.000
4000563451    OH                A
4000563504    OH                A                               12/01/2007                  6.875      8.875                   1.000
4000563512    OH                A                               12/01/2007                  6.125      8.000                   1.000
4000563519    OH                A                               12/01/2007                  6.375      8.999                   1.000
4000563577    OH                A                               12/01/2007                  6.000      8.375                   1.000
4000563589    OH                A                               12/01/2008                  7.000      8.000                   1.000
4000563636    OH                A                               12/01/2007                  7.125      9.875                   1.000
4000563679    OH                A                               12/01/2007                  6.125      7.625                   1.000
4000563713    OH                A
4000563718    OH                A                               01/01/2008                  6.750      8.000                   1.000
4000563719    OH                A                               12/01/2007                  6.000      9.125                   1.000
4000563741    OH                A
4000563745    OH                A                               12/01/2007                  6.500      8.625                   1.000
4000563746    OH                A                               12/01/2007                  6.375      8.000                   1.000
4000563757    OH                A                               12/01/2007                  7.250      8.875                   1.000
4000563768    OH                A
4000563778    OH                A                               12/01/2007                  6.000      7.500                   1.000
4000563793    OH                A                               12/01/2007                  6.000      7.625                   1.000
4000563794    OH                A                               12/01/2007                  7.000      9.875                   1.000
4000563818    OH                A                               12/01/2007                  6.750      9.750                   1.000
4000563834    OH                A                               12/01/2007                  7.000      9.500                   1.000
4000563838    OH                A                               12/01/2007                  6.750      9.500                   1.000
4000563839    OH                A                               12/01/2007                  6.500      8.125                   1.000
4000563841    OH                A                               12/01/2007                  7.000      9.750                   1.000
4000563881    OH                A                               12/01/2007                  6.000      8.375                   1.000
4000563919    OH                A                               12/01/2007                  6.625      8.250                   1.000
4000564102    OH                A                               12/01/2007                  6.000      7.375                   1.000
4000564105    OH                A                               12/01/2007                  6.500      8.750                   1.000
4000564110    OH                A
4000564129    OH                A                               12/01/2008                  6.125      7.750                   1.000
4000564138    OH                A                               12/01/2007                  6.250      8.875                   1.000
4000564140    OH                A                               12/01/2008                  6.000      8.000                   1.000
4000564147    OH                A                               12/01/2007                  7.000      9.000                   1.000
4000564155    OH                A                               12/01/2007                  6.250      8.375                   1.000
4000564162    OH                A                               12/01/2008                  6.500      8.000                   1.000
4000564182    OH                A                               12/01/2007                  6.750      9.625                   1.000
4000564183    OH                A                               01/01/2008                  6.000      7.250                   1.000
4000564194    OH                A
4000564251    OH                A
4000564285    OH                A                               01/01/2008                  6.000      8.000                   1.000
4000564354    OH                A                               12/01/2007                  7.250      9.000                   1.000
4000564379    OH                A                               01/01/2008                  6.625      7.880                   1.000
4000564402    OH                A                               12/01/2008                  6.750      8.875                   1.000
4000564425    OH                A                               12/01/2008                  6.625      9.000                   1.000
4000564426    OH                A                               12/01/2007                  6.625      9.375                   1.000
4000564427    OH                A                               12/01/2007                  6.000      8.500                   1.000
4000564452    OH                A                               12/01/2007                  6.500      8.375                   1.000
4000564457    OH                A                               12/01/2007                  6.500      9.000                   1.000
4000564545    OH                A                               12/01/2007                  6.375      9.375                   1.000
4000564553    OH                A                               12/01/2008                  6.250      8.875                   1.000
4000564560    OH                A                               12/01/2007                  6.000      8.500                   1.000
4000564584    OH                A                               12/01/2008                  6.375      9.250                   1.000
4000564632    OH                A                               12/01/2007                  6.500      8.750                   1.000
4000564642    OH                A
4000564650    OH                A                               12/01/2008                  7.000      9.250                   1.000
4000564652    OH                A                               12/01/2007                  6.125      7.875                   1.000
4000564681    OH                A                               12/01/2007                  6.750      9.250                   1.000
4000564687    OH                A                               12/01/2007                  6.250      8.250                   1.000
4000564695    OH                A                               12/01/2007                  7.500      10.375                  1.000
4000564761    OH                A                               12/01/2008                  6.625      8.500                   1.000
4000564812    OH                A                               12/01/2010                  6.500      8.875                   1.000
4000564860    OH                A                               12/01/2007                  7.250      8.875                   1.000
4000564862    OH                A                               12/01/2007                  6.250      8.500                   1.000
4000564863    OH                A                               12/01/2007                  6.500      8.625                   1.000
4000564902    OH                A
4000564906    OH                A                               12/01/2007                  6.875      8.750                   1.000
4000564912    OH                A                               12/01/2007                  7.000      9.500                   1.000
4000564922    OH                A                               12/01/2007                  7.000      9.125                   1.000
4000564939    OH                A                               12/01/2007                  7.375      8.000                   1.000
4000565032    OH                A                               12/01/2007                  6.500      9.000                   1.000
4000565046    OH                A                               12/01/2007                  6.375      8.999                   1.000
4000565056    OH                A                               12/01/2007                  6.500      8.999                   1.000
4000565072    OH                A                               12/01/2008                  6.000      7.999                   1.000
4000565087    OH                A
4000565088    OH                A                               12/01/2007                  6.250      8.750                   1.000
4000565089    OH                A                               12/01/2008                  6.500      8.500                   1.000
4000565103    OH                A
4000565144    OH                A                               01/01/2008                  6.000      8.250                   1.000
4000565152    OH                A                               12/01/2007                  6.000      8.375                   1.000
4000565184    OH                A                               12/01/2007                  6.750      9.500                   1.000
4000565187    OH                A                               12/01/2007                  6.250      9.125                   1.000
4000565255    OH                A                               12/01/2007                  6.750      9.875                   1.000
4000565266    OH                A                               12/01/2007                  6.500      8.250                   1.000
4000565380    OH                A                               12/01/2007                  6.625      7.500                   1.000
4000565521    OH                A
4000565535    OH                A                               12/01/2007                  6.250      8.750                   1.000
4000565555    OH                A                               12/01/2007                  7.125      9.625                   1.000
4000565617    OH                A                               12/01/2008                  6.000      8.250                   1.000
4000565630    OH                A                               12/01/2007                  6.000      8.000                   1.000
4000565643    OH                A                               12/01/2007                  6.625      9.250                   1.000
4000565647    OH                A                               12/01/2007                  7.500      10.750                  1.000
4000565658    OH                A                               12/01/2007                  6.500      9.375                   1.000
4000565691    OH                A
4000565709    OH                A                               12/01/2008                  6.750      9.375                   1.000
4000565741    OH                A
4000565747    OH                A                               12/01/2007                  6.000      7.500                   1.000
4000565771    OH                A                               12/01/2007                  6.375      8.500                   1.000
4000565779    OH                A                               01/01/2009                  6.500      8.250                   1.000
4000565799    OH                A                               12/01/2007                  6.250      8.750                   1.000
4000565912    OH                A                               12/01/2007                  6.250      8.999                   1.000
4000565978    OH                A
4000565983    OH                A                               12/01/2007                  7.000      9.875                   1.000
4000566005    OH                A                               12/01/2007                  7.250      10.375                  1.000
4000566006    OH                A
4000566009    OH                A                               12/01/2007                  7.250      8.875                   1.000
4000566013    OH                A                               12/01/2008                  6.750      9.000                   1.000
4000566106    OH                A                               12/01/2007                  6.000      9.250                   1.000
4000566148    OH                A                               12/01/2007                  7.500      10.125                  1.000
4000566162    OH                A                               12/01/2007                  6.750      8.250                   1.000
4000566167    OH                A                               12/01/2008                  6.750      7.750                   1.000
4000566177    OH                A                               12/01/2008                  6.500      9.125                   1.000
4000566178    OH                A                               12/01/2007                  6.250      9.125                   1.000
4000566182    OH                A
4000566183    OH                A                               12/01/2008                  6.250      7.250                   1.000
4000566188    OH                A
4000566224    OH                A
4000566234    OH                A                               12/01/2008                  6.250      7.999                   1.000
4000566238    OH                A                               12/01/2007                  6.750      8.375                   1.000
4000566253    OH                A                               12/01/2008                  6.500      7.750                   1.000
4000566254    OH                A                               01/01/2008                  6.250      8.250                   1.000
4000566275    OH                A                               12/01/2008                  6.625      8.250                   1.000
4000566307    OH                A
4000566308    OH                A                               12/01/2007                  6.625      9.125                   1.000
4000566330    OH                A                               12/01/2007                  6.750      9.250                   1.000
4000566359    OH                A                               12/01/2007                  6.375      8.000                   1.000
4000566381    OH                A
4000566394    OH                A                               01/01/2008                  6.125      7.380                   1.000
4000566420    OH                A                               12/01/2007                  7.000      8.625                   1.000
4000566424    OH                A                               12/01/2007                  6.875      9.750                   1.000
4000566466    OH                A                               12/01/2007                  6.375      8.750                   1.000
4000566467    OH                A                               12/01/2008                  6.750      9.750                   1.000
4000566488    OH                A                               12/01/2007                  7.000      8.125                   1.000
4000566512    OH                A                               12/01/2007                  6.750      8.875                   1.000
4000566559    OH                A
4000566612    OH                A                               12/01/2008                  7.000      8.375                   1.000
4000566669    OH                A                               12/01/2007                  8.000      9.625                   1.000
4000566680    OH                A                               12/01/2007                  7.500      8.875                   1.000
4000566715    OH                A                               12/01/2007                  6.000      7.999                   1.000
4000566745    OH                A                               12/01/2007                  7.500      10.375                  1.000
4000566771    OH                A                               12/01/2007                  6.375      8.750                   1.000
4000566775    OH                A                               12/01/2007                  6.000      7.875                   1.000
4000566788    OH                A                               12/01/2007                  6.375      7.875                   1.000
4000566794    OH                A                               12/01/2007                  6.000      7.750                   1.000
4000566800    OH                A                               12/01/2007                  6.125      7.375                   1.000
4000566827    OH                A                               12/01/2007                  6.875      8.625                   1.000
4000566851    OH                A                               12/01/2008                  6.000      8.125                   1.000
4000566889    OH                A                               12/01/2007                  7.125      8.999                   1.000
4000566896    OH                A                               12/01/2007                  6.125      7.125                   1.000
4000566905    OH                A                               12/01/2007                  7.000      9.000                   1.000
4000566923    OH                A
4000566935    OH                A                               01/01/2008                  6.000      7.380                   1.000
4000566962    OH                A                               12/01/2007                  6.375      8.875                   1.000
4000567040    OH                A                               12/01/2007                  6.000      8.250                   1.000
4000567044    OH                A                               12/01/2008                  6.000      7.750                   1.000
4000567108    OH                A                               12/01/2007                  6.375      8.375                   1.000
4000567146    OH                A                               12/01/2007                  6.625      9.625                   1.000
4000567149    OH                A                               12/01/2007                  6.750      9.750                   1.000
4000567151    OH                A                               12/01/2007                  6.500      8.625                   1.000
4000567186    OH                A                               12/01/2007                  7.250      9.750                   1.000
4000567197    OH                A                               01/01/2008                  6.000      6.880                   1.000
4000567199    OH                A                               12/01/2007                  7.000      9.375                   1.000
4000567201    OH                A                               01/01/2008                  6.000      8.380                   1.000
4000567233    OH                A                               12/01/2008                  6.375      8.500                   1.000
4000567246    OH                A                               12/01/2007                  6.750      8.750                   1.000
4000567278    OH                A
4000567280    OH                A                               12/01/2007                  6.000      8.250                   1.000
4000567287    OH                A                               12/01/2007                  6.250      7.250                   1.000
4000567289    OH                A
4000567297    OH                A                               12/01/2008                  7.500      10.500                  1.000
4000567314    OH                A                               12/01/2008                  7.000      8.750                   1.000
4000567316    OH                A                               12/01/2007                  6.500      8.875                   1.000
4000567317    OH                A
4000567328    OH                A                               12/01/2007                  6.250      8.750                   1.000
4000567329    OH                A
4000567399    OH                A                               12/01/2007                  6.000      7.875                   1.000
4000567436    OH                A                               12/01/2007                  6.375      7.875                   1.000
4000567475    OH                A                               12/01/2007                  6.500      8.000                   1.000
4000567476    OH                A                               12/01/2007                  6.750      9.875                   1.000
4000567489    OH                A                               12/01/2007                  6.000      8.250                   1.000
4000567490    OH                A                               12/01/2007                  7.500      8.750                   1.000
4000567499    OH                A
4000567510    OH                A                               12/01/2007                  6.375      9.990                   1.000
4000567538    OH                A                               12/01/2007                  7.000      8.750                   1.000
4000567541    OH                A                               12/01/2007                  7.250      9.875                   1.000
4000567558    OH                A                               12/01/2008                  6.500      8.750                   1.000
4000567595    OH                A                               12/01/2007                  7.000      8.750                   1.000
4000567596    OH                A
4000567602    OH                A                               12/01/2008                  6.250      7.999                   1.000
4000567603    OH                A                               12/01/2007                  6.250      7.999                   1.000
4000567653    OH                A                               12/01/2007                  6.750      8.000                   1.000
4000567664    OH                A                               12/01/2007                  6.000      8.250                   1.000
4000567726    OH                A                               12/01/2007                  6.000      8.625                   1.000
4000567753    OH                A                               12/01/2008                  6.750      9.625                   1.000
4000567766    OH                A
4000567773    OH                A                               12/01/2007                  7.250      8.750                   1.000
4000567797    OH                A
4000567815    OH                A                               12/01/2008                  6.500      9.500                   1.000
4000567822    OH                A                               12/01/2007                  7.000      9.500                   1.000
4000567845    OH                A
4000567857    OH                A                               12/01/2007                  6.125      7.875                   1.000
4000567871    OH                A                               12/01/2007                  6.625      8.500                   1.000
4000567874    OH                A                               12/01/2008                  6.125      7.999                   1.000
4000567897    OH                A                               12/01/2007                  6.250      8.875                   1.000
4000567898    OH                A                               01/01/2008                  7.375      8.250                   1.000
4000567906    OH                A                               12/01/2008                  6.125      10.125                  1.000
4000567957    OH                A                               12/01/2007                  6.000      8.000                   1.000
4000568042    OH                A                               12/01/2007                  7.125      9.500                   1.000
4000568058    OH                A                               12/01/2007                  6.625      7.750                   1.000
4000568060    OH                A                               12/01/2007                  6.000      8.999                   1.000
4000568067    OH                A                               12/01/2007                  6.875      8.500                   1.000
4000568087    OH                A                               12/01/2007                  6.000      8.125                   1.000
4000568091    OH                A                               12/01/2007                  6.750      8.125                   1.000
4000568094    OH                A                               12/01/2007                  6.500      8.125                   1.000
4000568098    OH                A                               12/01/2007                  7.500      9.625                   1.000
4000568120    OH                A                               12/01/2008                  6.250      8.875                   1.000
4000568144    OH                A                               12/01/2008                  6.250      8.500                   1.000
4000568236    OH                A                               12/01/2008                  6.375      9.250                   1.000
4000568240    OH                A                               12/01/2007                  6.750      9.250                   1.000
4000568274    OH                A
4000568282    OH                A                               12/01/2008                  6.250      8.375                   1.000
4000568286    OH                A
4000568295    OH                A                               12/01/2007                  6.750      8.750                   1.000
4000568301    OH                A                               12/01/2007                  6.000      8.625                   1.000
4000568306    OH                A                               12/01/2008                  6.875      9.625                   1.000
4000568316    OH                A                               12/01/2007                  7.000      8.500                   1.000
4000568336    OH                A                               12/01/2007                  6.250      8.875                   1.000
4000568373    OH                A                               12/01/2010                  6.125      8.250                   1.000
4000568411    OH                A                               01/01/2009                  6.875      8.250                   1.000
4000568421    OH                A                               12/01/2008                  6.000      8.875                   1.000
4000568508    OH                A                               12/01/2007                  6.500      9.375                   1.000
4000568522    OH                A
4000568526    OH                A                               12/01/2008                  6.875      8.375                   1.000
4000568553    OH                A                               12/01/2007                  6.750      9.375                   1.000
4000568571    OH                A                               01/01/2008                  6.000      8.000                   1.000
4000568583    OH                A                               12/01/2007                  6.625      7.625                   1.000
4000568618    OH                A                               12/01/2008                  6.750      8.250                   1.000
4000568715    OH                A
4000568741    OH                A
4000568767    OH                A                               12/01/2007                  6.875      8.625                   1.000
4000568869    OH                A                               12/01/2007                  6.000      7.875                   1.000
4000568877    OH                A                               12/01/2007                  6.000      8.875                   1.000
4000568886    OH                A                               12/01/2007                  6.250      8.500                   1.000
4000568900    OH                A                               12/01/2007                  6.250      9.375                   1.000
4000568960    OH                A                               01/01/2008                  6.000      8.130                   1.000
4000569073    OH                A                               12/01/2007                  6.625      8.125                   1.000
4000569077    OH                A                               12/01/2008                  7.125      8.875                   1.000
4000569078    OH                A                               12/01/2008                  6.250      7.750                   1.000
4000569081    OH                A                               12/01/2007                  7.500      9.750                   1.000
4000569093    OH                A
4000569094    OH                A                               12/01/2007                  6.250      9.375                   1.000
4000569125    OH                A                               12/01/2008                  6.750      8.750                   1.000
4000569135    OH                A                               12/01/2008                  6.250      7.875                   1.000
4000569180    OH                A                               12/01/2008                  6.250      8.125                   1.000
4000569237    OH                A                               12/01/2007                  6.875      9.500                   1.000
4000569249    OH                A                               01/01/2009                  6.000      8.000                   1.000
4000569250    OH                A                               12/01/2008                  7.000      9.625                   1.000
4000569344    OH                A                               12/01/2007                  6.750      9.375                   1.000
4000569352    OH                A
4000569356    OH                A                               12/01/2007                  7.000      8.875                   1.000
4000569366    OH                A                               12/01/2008                  7.125      8.875                   1.000
4000569368    OH                A                               12/01/2007                  6.375      8.375                   1.000
4000569374    OH                A                               12/01/2007                  6.375      8.875                   1.000
4000569378    OH                A                               12/01/2007                  6.750      8.875                   1.000
4000569390    OH                A                               12/01/2008                  6.750      9.375                   1.000
4000569405    OH                A                               12/01/2007                  7.000      9.750                   1.000
4000569416    OH                A                               12/01/2008                  6.250      8.999                   1.000
4000569426    OH                A
4000569429    OH                A                               12/01/2010                  7.125      9.250                   1.000
4000569486    OH                A                               12/01/2008                  6.750      8.500                   1.000
4000569489    OH                A
4000569507    OH                A                               12/01/2008                  6.000      8.500                   1.000
4000569508    OH                A                               01/01/2008                  6.000      7.880                   1.000
4000569521    OH                A
4000569558    OH                A                               12/01/2007                  6.500      8.500                   1.000
4000569576    OH                A                               12/01/2007                  6.750      9.000                   1.000
4000569587    OH                A                               01/01/2008                  6.000      8.250                   1.000
4000569636    OH                A                               12/01/2007                  6.750      8.500                   1.000
4000569640    OH                A                               12/01/2007                  6.500      8.375                   1.000
4000569649    OH                A                               01/01/2009                  6.000      8.250                   1.000
4000569666    OH                A                               12/01/2007                  6.250      8.375                   1.000
4000569679    OH                A                               12/01/2007                  6.875      8.500                   1.000
4000569721    OH                A                               12/01/2007                  6.750      10.125                  1.000
4000569722    OH                A                               12/01/2007                  6.500      8.750                   1.000
4000569791    OH                A                               12/01/2007                  6.250      8.375                   1.000
4000569806    OH                A                               12/01/2008                  7.750      9.500                   1.000
4000569814    OH                A                               12/01/2007                  6.000      8.125                   1.000
4000569853    OH                A                               01/01/2008                  6.250      7.880                   1.000
4000569872    OH                A                               12/01/2007                  6.750      8.875                   1.000
4000569917    OH                A                               12/01/2008                  6.000      8.750                   1.000
4000569961    OH                A                               12/01/2007                  6.500      8.375                   1.000
4000569993    OH                A                               01/01/2008                  6.875      8.380                   1.000
4000570029    OH                A                               01/01/2008                  6.375      8.999                   1.000
4000570045    OH                A                               12/01/2007                  6.250      8.875                   1.000
4000570079    OH                A
4000570099    OH                A
4000570126    OH                A                               12/01/2007                  6.375      7.750                   1.000
4000570189    OH                A                               12/01/2010                  6.250      8.375                   1.000
4000570204    OH                A                               12/01/2007                  6.375      8.250                   1.000
4000570224    OH                A                               01/01/2008                  6.125      7.880                   1.000
4000570257    OH                A
4000570401    OH                A                               12/01/2007                  6.500      9.750                   1.000
4000570420    OH                A                               12/01/2007                  6.125      8.990                   1.000
4000570478    OH                A                               12/01/2008                  6.750      8.125                   1.000
4000570479    OH                A                               01/01/2008                  6.250      8.380                   1.000
4000570485    OH                A                               12/01/2008                  6.750      9.625                   1.000
4000570495    OH                A                               12/01/2008                  6.500      9.750                   1.000
4000570509    OH                A                               12/01/2008                  6.875      9.625                   1.000
4000570659    OH                A
4000570660    OH                A                               12/01/2007                  6.000      8.500                   1.000
4000570668    OH                A                               12/01/2008                  6.500      9.000                   1.000
4000570673    OH                A                               12/01/2007                  7.125      9.875                   1.000
4000570678    OH                A                               12/01/2008                  6.625      7.625                   1.000
4000570706    OH                A                               12/01/2007                  6.250      8.375                   1.000
4000570712    OH                A                               01/01/2008                  6.250      8.630                   1.000
4000570735    OH                A                               12/01/2008                  6.000      7.250                   1.000
4000570737    OH                A                               12/01/2008                  6.500      9.125                   1.000
4000570740    OH                A                               12/01/2008                  6.250      9.125                   1.000
4000570762    OH                A                               12/01/2008                  6.250      8.375                   1.000
4000570771    OH                A
4000570791    OH                A                               12/01/2007                  6.250      9.000                   1.000
4000570793    OH                A                               12/01/2007                  6.500      7.875                   1.000
4000570798    OH                A
4000570806    OH                A                               12/01/2008                  6.750      9.375                   1.000
4000570815    OH                A                               12/01/2007                  6.250      9.125                   1.000
4000570822    OH                A                               12/01/2008                  6.625      7.999                   1.000
4000570828    OH                A                               12/01/2007                  6.500      7.875                   1.000
4000570837    OH                A                               12/01/2008                  6.500      8.375                   1.000
4000570841    OH                A                               12/01/2008                  7.000      9.125                   1.000
4000570843    OH                A
4000570853    OH                A
4000570854    OH                A                               12/01/2007                  7.125      9.750                   1.000
4000570897    OH                A                               12/01/2008                  6.750      8.875                   1.000
4000570913    OH                A
4000570921    OH                A                               12/01/2008                  6.750      9.000                   1.000
4000570933    OH                A                               12/01/2007                  6.500      8.125                   1.000
4000570935    OH                A                               12/01/2008                  6.750      9.250                   1.000
4000570957    OH                A                               12/01/2008                  6.250      8.250                   1.000
4000571032    OH                A                               12/01/2007                  6.250      9.375                   1.000
4000571037    OH                A                               12/01/2007                  6.375      8.750                   1.000
4000571038    OH                A                               12/01/2007                  6.625      8.875                   1.000
4000571056    OH                A
4000571079    OH                A                               12/01/2007                  6.625      8.250                   1.000
4000571121    OH                A                               12/01/2007                  7.000      9.125                   1.000
4000571134    OH                A                               12/01/2007                  7.000      8.625                   1.000
4000571140    OH                A                               12/01/2007                  6.625      7.875                   1.000
4000571147    OH                A                               12/01/2007                  7.000      8.375                   1.000
4000571155    OH                A
4000571156    OH                A                               12/01/2007                  7.125      8.500                   1.000
4000571223    OH                A                               12/01/2008                  6.250      8.875                   1.000
4000571275    OH                A
4000571280    OH                A                               12/01/2008                  6.250      8.375                   1.000
4000571290    OH                A
4000571318    OH                A                               12/01/2008                  6.750      8.125                   1.000
4000571334    OH                A                               12/01/2007                  6.000      6.750                   1.000
4000571393    OH                A                               12/01/2007                  7.125      9.375                   1.000
4000571407    OH                A
4000571434    OH                A
4000571442    OH                A                               12/01/2007                  6.000      8.625                   1.000
4000571456    OH                A                               12/01/2007                  5.750      8.375                   1.000
4000571475    OH                A                               01/01/2008                  6.000      7.130                   1.000
4000571486    OH                A                               12/01/2007                  6.125      8.750                   1.000
4000571496    OH                A                               12/01/2007                  6.500      8.750                   1.000
4000571515    OH                A                               12/01/2007                  6.875      8.999                   1.000
4000571568    OH                A                               12/01/2007                  6.250      8.625                   1.000
4000571630    OH                A                               12/01/2007                  6.375      9.125                   1.000
4000571633    OH                A                               12/01/2007                  6.250      7.625                   1.000
4000571634    OH                A                               12/01/2008                  6.250      8.375                   1.000
4000571647    OH                A                               12/01/2007                  6.500      9.750                   1.000
4000571721    OH                A                               12/01/2007                  6.000      8.875                   1.000
4000571742    OH                A                               12/01/2007                  6.500      9.375                   1.000
4000571757    OH                A                               12/01/2007                  6.875      8.999                   1.000
4000571828    OH                A                               12/01/2007                  6.500      8.250                   1.000
4000571870    OH                A                               12/01/2007                  6.000      9.750                   1.000
4000571879    OH                A                               12/01/2007                  6.500      8.625                   1.000
4000571916    OH                A
4000571923    OH                A                               12/01/2007                  6.250      8.375                   1.000
4000571937    OH                A                               12/01/2007                  6.375      9.250                   1.000
4000571973    OH                A                               12/01/2007                  6.625      8.500                   1.000
4000572028    OH                A
4000572092    OH                A                               01/01/2008                  6.250      8.630                   1.000
4000572093    OH                A                               12/01/2007                  6.875      9.625                   1.000
4000572110    OH                A                               12/01/2007                  6.000      8.125                   1.000
4000572128    OH                A                               12/01/2007                  6.000      7.500                   1.000
4000572163    OH                A                               12/01/2007                  6.375      8.500                   1.000
4000572203    OH                A                               12/01/2007                  7.500      10.125                  1.000
4000572220    OH                A                               12/01/2007                  6.625      8.875                   1.000
4000572222    OH                A                               12/01/2007                  6.500      8.250                   1.000
4000572259    OH                A                               12/01/2007                  6.625      9.000                   1.000
4000572264    OH                A                               12/01/2007                  6.000      8.875                   1.000
4000572271    OH                A                               12/01/2007                  6.500      9.375                   1.000
4000572284    OH                A                               12/01/2007                  6.125      7.999                   1.000
4000572298    OH                A                               12/01/2007                  6.875      9.000                   1.000
4000572311    OH                A
4000572315    OH                A                               12/01/2008                  6.000      8.875                   1.000
4000572320    OH                A                               12/01/2008                  6.250      8.125                   1.000
4000572340    OH                A
4000572341    OH                A
4000572347    OH                A
4000572349    OH                A                               12/01/2008                  6.250      7.875                   1.000
4000572397    OH                A                               12/01/2008                  6.500      7.500                   1.000
4000572415    OH                A                               12/01/2008                  6.125      8.500                   1.000
4000572461    OH                A                               12/01/2007                  7.500      9.875                   1.000
4000572507    OH                A
4000572532    OH                A                               12/01/2007                  6.000      8.500                   1.000
4000572565    OH                A                               12/01/2007                  6.000      8.250                   1.000
4000572650    OH                A                               12/01/2007                  6.625      7.999                   1.000
4000572662    OH                A                               12/01/2007                  6.625      7.990                   1.000
4000572666    OH                A                               12/01/2007                  6.375      9.250                   1.000
4000572669    OH                A                               12/01/2007                  6.500      8.625                   1.000
4000572680    OH                A                               12/01/2007                  6.750      8.375                   1.000
4000572696    OH                A                               12/01/2008                  6.625      8.000                   1.000
4000572724    OH                A                               12/01/2007                  6.625      9.375                   1.000
4000572781    OH                A                               12/01/2007                  6.500      8.000                   1.000
4000572796    OH                A                               12/01/2007                  6.250      9.125                   1.000
4000572798    OH                A                               12/01/2007                  6.000      7.875                   1.000
4000572800    OH                A                               01/01/2009                  6.000      8.250                   1.000
4000572834    OH                A                               12/01/2008                  6.000      7.375                   1.000
4000572835    OH                A
4000572849    OH                A
4000572880    OH                A                               12/01/2007                  7.500      9.375                   1.000
4000572909    OH                A                               12/01/2007                  7.000      9.500                   1.000
4000572991    OH                A                               12/01/2007                  6.625      9.125                   1.000
4000573047    OH                A
4000573048    OH                A                               12/01/2007                  7.000      8.500                   1.000
4000573049    OH                A                               01/01/2009                  6.000      8.000                   1.000
4000573050    OH                A                               12/01/2007                  7.000      9.875                   1.000
4000573262    OH                A                               12/01/2008                  6.250      8.875                   1.000
4000573266    OH                A                               12/01/2007                  6.000      7.250                   1.000
4000573302    OH                A                               01/01/2008                  6.000      6.990                   1.000
4000573315    OH                A                               12/01/2007                  6.500      9.250                   1.000
4000573375    OH                A                               12/01/2007                  6.625      9.500                   1.000
4000573385    OH                A                               12/01/2008                  6.250      7.990                   1.000
4000573403    OH                A
4000573461    OH                A
4000573466    OH                A                               12/01/2007                  6.750      9.750                   1.000
4000573520    OH                A                               12/01/2008                  6.250      7.875                   1.000
4000573524    OH                A                               12/01/2007                  6.500      8.750                   1.000
4000573533    OH                A
4000573544    OH                A                               12/01/2008                  6.375      8.875                   1.000
4000573561    OH                A
4000573596    OH                A
4000573737    OH                A                               12/01/2007                  6.625      8.625                   1.000
4000573751    OH                A
4000573753    OH                A
4000573758    OH                A                               12/01/2008                  6.750      9.250                   1.000
4000573791    OH                A                               12/01/2007                  6.375      8.750                   1.000
4000573860    OH                A                               12/01/2007                  6.500      8.750                   1.000
4000573900    OH                A                               12/01/2007                  7.500      9.875                   1.000
4000573903    OH                A                               12/01/2007                  6.250      9.250                   1.000
4000573941    OH                A
4000573997    OH                A
4000574061    OH                A                               12/01/2007                  6.625      8.750                   1.000
4000574092    OH                A                               12/01/2007                  6.125      7.500                   1.000
4000574099    OH                A                               12/01/2007                  6.000      8.750                   1.000
4000574117    OH                A                               12/01/2007                  6.375      9.125                   1.000
4000574132    OH                A                               12/01/2007                  6.000      8.750                   1.000
4000574178    OH                A                               12/01/2007                  6.125      8.000                   1.000
4000574191    OH                A                               12/01/2008                  6.500      8.250                   1.000
4000574208    OH                A                               12/01/2007                  6.500      7.750                   1.000
4000574232    OH                A                               01/01/2008                  6.375      8.500                   1.000
4000574392    OH                A                               12/01/2007                  7.125      8.750                   1.000
4000574423    OH                A
4000574460    OH                A                               12/01/2007                  6.125      7.999                   1.000
4000574481    OH                A                               12/01/2007                  6.875      9.625                   1.000
4000574485    OH                A                               12/01/2007                  7.125      9.999                   1.000
4000574488    OH                A
4000574514    OH                A                               12/01/2007                  6.375      8.875                   1.000
4000574533    OH                A                               12/01/2007                  6.250      8.750                   1.000
4000574599    OH                A
4000574612    OH                A                               01/01/2008                  6.750      8.250                   1.000
4000574729    OH                A
4000574737    OH                A
4000574741    OH                A
4000574827    OH                A
4000574882    OH                A                               12/01/2007                  6.000      8.250                   1.000
4000574893    OH                A                               12/01/2007                  6.500      10.250                  1.000
4000574925    OH                A
4000574933    OH                A                               12/01/2008                  6.000      7.875                   1.000
4000574943    OH                A                               12/01/2008                  6.500      8.625                   1.000
4000574968    OH                A                               12/01/2007                  6.125      8.250                   1.000
4000574977    OH                A                               01/01/2008                  6.000      8.630                   1.000
4000574986    OH                A                               12/01/2007                  7.500      9.250                   1.000
4000574993    OH                A                               12/01/2007                  6.375      9.125                   1.000
4000575002    OH                A                               12/01/2007                  6.375      7.750                   1.000
4000575015    OH                A                               12/01/2007                  6.375      8.500                   1.000
4000575039    OH                A                               12/01/2007                  6.250      9.750                   1.000
4000575059    OH                A                               12/01/2007                  7.125      8.875                   1.000
4000575072    OH                A                               12/01/2007                  6.625      9.125                   1.000
4000575111    OH                A
4000575141    OH                A                               12/01/2007                  6.125      8.250                   1.000
4000575151    OH                A                               12/01/2007                  6.000      8.750                   1.000
4000575203    OH                A                               01/01/2009                  6.375      7.630                   1.000
4000575229    OH                A                               12/01/2007                  6.500      8.250                   1.000
4000575230    OH                A                               12/01/2008                  6.000      7.375                   1.000
4000575239    OH                A                               12/01/2008                  6.500      8.250                   1.000
4000575267    OH                A                               12/01/2007                  6.375      7.375                   1.000
4000575281    OH                A                               12/01/2007                  6.250      7.625                   1.000
4000575289    OH                A                               12/01/2007                  6.875      8.375                   1.000
4000575293    OH                A                               12/01/2008                  6.500      8.250                   1.000
4000575322    OH                A                               12/01/2008                  7.250      8.625                   1.000
4000575329    OH                A
4000575351    OH                A                               01/01/2008                  6.000      8.250                   1.000
4000575366    OH                A
4000575374    OH                A                               12/01/2008                  6.250      9.125                   1.000
4000575384    OH                A                               12/01/2007                  6.625      7.875                   1.000
4000575425    OH                A                               01/01/2009                  6.000      7.880                   1.000
4000575427    OH                A
4000575447    OH                A
4000575454    OH                A                               12/01/2007                  6.625      8.125                   1.000
4000575456    OH                A                               01/01/2008                  6.375      8.630                   1.000
4000575477    OH                A                               12/01/2007                  6.250      8.625                   1.000
4000575494    OH                A                               12/01/2007                  7.500      9.750                   1.000
4000575503    OH                A                               12/01/2008                  6.000      8.500                   1.000
4000575504    OH                A                               12/01/2007                  6.625      8.750                   1.000
4000575512    OH                A                               01/01/2008                  6.625      8.630                   1.000
4000575544    OH                A                               12/01/2007                  6.250      8.500                   1.000
4000575553    OH                A
4000575619    OH                A                               12/01/2007                  7.000      9.500                   1.000
4000575624    OH                A                               01/01/2008                  6.250      8.130                   1.000
4000575667    OH                A                               12/01/2008                  6.750      9.750                   1.000
4000575693    OH                A                               12/01/2007                  6.750      8.875                   1.000
4000575727    OH                A                               12/01/2008                  7.125      9.750                   1.000
4000575739    OH                A                               12/01/2007                  7.250      10.125                  1.000
4000575750    OH                A                               01/01/2008                  6.125      8.380                   1.000
4000575781    OH                A                               12/01/2007                  6.625      8.500                   1.000
4000575790    OH                A                               12/01/2007                  6.375      9.125                   1.000
4000575803    OH                A                               12/01/2008                  6.000      9.125                   1.000
4000575818    OH                A
4000575869    OH                A                               12/01/2007                  6.125      7.999                   1.000
4000575914    OH                A
4000576008    OH                A                               12/01/2008                  6.375      8.500                   1.000
4000576035    OH                A
4000576043    OH                A                               12/01/2007                  6.500      7.875                   1.000
4000576075    OH                A                               12/01/2007                  6.500      8.125                   1.000
4000576101    OH                A
4000576132    OH                A                               12/01/2007                  7.625      9.875                   1.000
4000576148    OH                A                               12/01/2008                  6.875      8.375                   1.000
4000576186    OH                A                               12/01/2007                  7.375      9.500                   1.000
4000576196    OH                A                               12/01/2007                  6.625      9.125                   1.000
4000576233    OH                A
4000576311    OH                A                               12/01/2007                  6.250      8.125                   1.000
4000576339    OH                A                               12/01/2008                  6.125      7.875                   1.000
4000576367    OH                A                               12/01/2008                  7.125      8.875                   1.000
4000576403    OH                A                               01/01/2008                  6.250      7.630                   1.000
4000576410    OH                A                               12/01/2007                  6.500      8.999                   1.000
4000576424    OH                A                               12/01/2008                  6.000      7.875                   1.000
4000576429    OH                A
4000576445    OH                A                               12/01/2008                  6.000      8.875                   1.000
4000576446    OH                A                               01/01/2008                  6.375      7.630                   1.000
4000576457    OH                A                               01/01/2009                  6.000      8.630                   1.000
4000576459    OH                A                               12/01/2008                  6.750      9.250                   1.000
4000576461    OH                A                               01/01/2009                  6.000      7.750                   1.000
4000576465    OH                A                               12/01/2007                  7.250      9.375                   1.000
4000576480    OH                A                               12/01/2007                  6.250      8.875                   1.000
4000576487    OH                A                               12/01/2007                  6.000      7.250                   1.000
4000576531    OH                A                               12/01/2008                  6.750      9.250                   1.000
4000576542    OH                A                               01/01/2008                  6.000      8.130                   1.000
4000576581    OH                A                               12/01/2007                  6.375      8.250                   1.000
4000576585    OH                A                               12/01/2008                  6.000      8.625                   1.000
4000576598    OH                A                               12/01/2008                  6.250      7.250                   1.000
4000576695    OH                A                               12/01/2007                  6.125      7.750                   1.000
4000576757    OH                A                               12/01/2008                  6.500      8.125                   1.000
4000576760    OH                A                               12/01/2008                  6.250      8.875                   1.000
4000576776    OH                A
4000576785    OH                A                               12/01/2008                  6.250      8.250                   1.000
4000576790    OH                A                               01/01/2008                  6.125      8.130                   1.000
4000576827    OH                A
4000576851    OH                A
4000576861    OH                A                               12/01/2008                  6.750      9.250                   1.000
4000576878    OH                A                               12/01/2008                  6.500      8.250                   1.000
4000576894    OH                A                               12/01/2008                  6.250      8.500                   1.000
4000576903    OH                A                               12/01/2007                  6.000      8.125                   1.000
4000576911    OH                A                               01/01/2008                  6.625      8.500                   1.000
4000576916    OH                A                               12/01/2008                  6.750      8.375                   1.000
4000576928    OH                A                               12/01/2007                  6.000      8.625                   1.000
4000576930    OH                A                               12/01/2007                  6.000      7.500                   1.000
4000576956    OH                A                               12/01/2007                  6.500      7.125                   1.000
4000576969    OH                A
4000576998    OH                A                               12/01/2007                  6.875      9.999                   1.000
4000576999    OH                A                               12/01/2007                  7.125      9.375                   1.000
4000577002    OH                A                               12/01/2007                  6.750      8.625                   1.000
4000577085    OH                A                               12/01/2007                  7.125      9.990                   1.000
4000577118    OH                A                               01/01/2008                  6.000      7.880                   1.000
4000577127    OH                A                               12/01/2007                  7.125      9.250                   1.000
4000577183    OH                A                               12/01/2007                  6.375      8.875                   1.000
4000577207    OH                A                               12/01/2007                  6.000      8.250                   1.000
4000577258    OH                A                               12/01/2007                  6.125      7.630                   1.000
4000577291    OH                A                               12/01/2007                  6.000      8.875                   1.000
4000577301    OH                A
4000577314    OH                A
4000577389    OH                A                               12/01/2007                  6.375      8.625                   1.000
4000577408    OH                A                               12/01/2007                  6.000      8.875                   1.000
4000577410    OH                A                               12/01/2007                  6.500      8.000                   1.000
4000577428    OH                A                               12/01/2007                  7.000      8.999                   1.000
4000577435    OH                A                               01/01/2008                  6.250      8.630                   1.000
4000577453    OH                A                               12/01/2007                  6.250      7.750                   1.000
4000577524    OH                A                               12/01/2007                  6.875      8.500                   1.000
4000577583    OH                A                               12/01/2007                  6.000      7.750                   1.000
4000577630    OH                A
4000577655    OH                A                               01/01/2009                  6.250      7.630                   1.000
4000577668    OH                A                               12/01/2007                  6.125      8.750                   1.000
4000577692    OH                A                               12/01/2007                  7.125      10.000                  1.000
4000577721    OH                A                               12/01/2007                  6.875      9.750                   1.000
4000577759    OH                A                               12/01/2007                  6.875      8.125                   1.000
4000577807    OH                A                               12/01/2007                  7.500      8.750                   1.000
4000577905    OH                A                               01/01/2008                  6.750      8.000                   1.000
4000577922    OH                A                               12/01/2007                  6.000      8.750                   1.000
4000577925    OH                A                               01/01/2008                  6.250      8.630                   1.000
4000577939    OH                A                               12/01/2007                  6.625      8.875                   1.000
4000577954    OH                A
4000577961    OH                A                               12/01/2007                  6.000      8.750                   1.000
4000578010    OH                A                               12/01/2008                  6.750      8.375                   1.000
4000578016    OH                A                               12/01/2007                  6.500      9.375                   1.000
4000578039    OH                A                               12/01/2007                  7.000      8.875                   1.000
4000578045    OH                A                               12/01/2008                  7.000      8.750                   1.000
4000578057    OH                A
4000578058    OH                A                               12/01/2007                  6.125      8.750                   1.000
4000578071    OH                A                               01/01/2008                  6.000      7.630                   1.000
4000578101    OH                A                               12/01/2007                  6.375      8.500                   1.000
4000578108    OH                A                               12/01/2008                  7.125      9.625                   1.000
4000578128    OH                A                               01/01/2009                  6.000      7.500                   1.000
4000578138    OH                A                               12/01/2007                  6.375      8.380                   1.000
4000578241    OH                A
4000578360    OH                A                               12/01/2008                  6.750      7.750                   1.000
4000578361    OH                A                               12/01/2007                  7.250      9.500                   1.000
4000578366    OH                A                               01/01/2008                  6.000      8.380                   1.000
4000578371    OH                A                               12/01/2008                  6.500      8.125                   1.000
4000578397    OH                A                               12/01/2007                  6.750      8.125                   1.000
4000578411    OH                A                               12/01/2007                  6.375      9.625                   1.000
4000578422    OH                A                               12/01/2008                  6.000      7.630                   1.000
4000578442    OH                A                               12/01/2008                  6.750      8.375                   1.000
4000578452    OH                A
4000578514    OH                A                               12/01/2007                  6.125      8.125                   1.000
4000578563    OH                A
4000578579    OH                A                               01/01/2009                  6.000      8.130                   1.000
4000578600    OH                A                               12/01/2007                  6.750      9.250                   1.000
4000578602    OH                A                               12/01/2008                  6.500      8.125                   1.000
4000578607    OH                A                               01/01/2008                  6.000      8.630                   1.000
4000578650    OH                A                               12/01/2007                  6.625      7.875                   1.000
4000578697    OH                A                               12/01/2007                  6.000      8.000                   1.000
4000578722    OH                A                               12/01/2007                  6.000      7.750                   1.000
4000578767    OH                A                               12/01/2007                  6.625      9.250                   1.000
4000578788    OH                A                               12/01/2007                  6.125      8.250                   1.000
4000578834    OH                A                               12/01/2007                  6.000      8.500                   1.000
4000578888    OH                A                               01/01/2011                  6.625      8.130                   1.000
4000578893    OH                A                               12/01/2007                  6.875      8.130                   1.000
4000578918    OH                A                               12/01/2008                  6.000      7.880                   1.000
4000578954    OH                A                               12/01/2007                  6.000      8.125                   1.000
4000579012    OH                A                               12/01/2007                  7.000      8.875                   1.000
4000579020    OH                A                               12/01/2007                  7.750      9.125                   1.000
4000579035    OH                A                               12/01/2008                  7.000      9.875                   1.000
4000579051    OH                A                               12/01/2007                  6.250      7.750                   1.000
4000579128    OH                A                               12/01/2007                  6.375      7.875                   1.000
4000579141    OH                A                               12/01/2008                  6.375      8.250                   1.000
4000579186    OH                A                               12/01/2008                  6.500      8.125                   1.000
4000579242    OH                A                               12/01/2007                  6.750      9.500                   1.000
4000579267    OH                A
4000579301    OH                A                               12/01/2007                  6.000      8.625                   1.000
4000579321    OH                A                               12/01/2007                  7.250      8.875                   1.000
4000579325    OH                A                               01/01/2008                  6.000      7.880                   1.000
4000579337    OH                A
4000579434    OH                A                               12/01/2008                  6.000      8.625                   1.000
4000579460    OH                A                               12/01/2008                  6.625      9.500                   1.000
4000579501    OH                A                               12/01/2007                  7.000      9.500                   1.000
4000579519    OH                A                               01/01/2008                  6.750      8.130                   1.000
4000579563    OH                A                               01/01/2008                  6.500      8.000                   1.000
4000579569    OH                A                               12/01/2008                  6.250      9.125                   1.000
4000579575    OH                A                               12/01/2008                  6.000      8.125                   1.000
4000579585    OH                A                               12/01/2008                  6.250      9.375                   1.000
4000579588    OH                A
4000579593    OH                A                               12/01/2008                  6.250      9.000                   1.000
4000579599    OH                A                               01/01/2009                  6.375      7.630                   1.000
4000579601    OH                A                               12/01/2007                  6.750      8.999                   1.000
4000579608    OH                A                               01/01/2008                  6.250      7.630                   1.000
4000579612    OH                A                               12/01/2007                  6.250      7.875                   1.000
4000579625    OH                A                               12/01/2008                  6.250      8.375                   1.000
4000579632    OH                A                               01/01/2009                  6.000      7.630                   1.000
4000579634    OH                A                               12/01/2007                  7.250      9.250                   1.000
4000579655    OH                A                               01/01/2008                  6.375      8.500                   1.000
4000579669    OH                A
4000579677    OH                A
4000579704    OH                A                               01/01/2008                  6.375      7.880                   1.000
4000579725    OH                A                               12/01/2007                  6.875      7.750                   1.000
4000579741    OH                A                               12/01/2008                  6.000      8.125                   1.000
4000579815    OH                A
4000579911    OH                A                               01/01/2009                  6.000      7.880                   1.000
4000579956    OH                A                               12/01/2007                  6.000      7.999                   1.000
4000580074    OH                A                               01/01/2008                  6.375      8.380                   1.000
4000580093    OH                A                               01/01/2009                  6.000      7.500                   1.000
4000580094    OH                A                               12/01/2007                  6.000      7.250                   1.000
4000580136    OH                A                               12/01/2007                  6.500      8.625                   1.000
4000580166    OH                A                               12/01/2007                  7.000      8.500                   1.000
4000580415    OH                A                               12/01/2007                  7.375      9.375                   1.000
4000580501    OH                A                               12/01/2007                  6.500      8.125                   1.000
4000580553    OH                A                               12/01/2007                  6.000      7.875                   1.000
4000580601    OH                A                               12/01/2007                  6.250      8.500                   1.000
4000580605    OH                A                               01/01/2008                  6.000      8.000                   1.000
4000580626    OH                A
4000580648    OH                A                               01/01/2009                  6.875      8.130                   1.000
4000580657    OH                A
4000580666    OH                A                               01/01/2008                  6.000      7.880                   1.000
4000580668    OH                A                               01/01/2009                  6.250      8.130                   1.000
4000580728    OH                A                               12/01/2007                  7.000      8.500                   1.000
4000580768    OH                A                               12/01/2007                  6.250      10.500                  1.000
4000580882    OH                A                               12/01/2007                  6.375      8.875                   1.000
4000580935    OH                A                               01/01/2008                  6.250      7.630                   1.000
4000580980    OH                A                               12/01/2008                  6.375      8.875                   1.000
4000580991    OH                A                               12/01/2008                  6.250      7.880                   1.000
4000580992    OH                A                               12/01/2007                  6.000      7.750                   1.000
4000581001    OH                A                               12/01/2008                  6.250      9.375                   1.000
4000581003    OH                A                               12/01/2007                  6.500      7.999                   1.000
4000581080    OH                A                               01/01/2009                  6.250      8.630                   1.000
4000581087    OH                A                               01/01/2008                  6.375      8.250                   1.000
4000581118    OH                A                               12/01/2007                  6.125      8.250                   1.000
4000581160    OH                A                               12/01/2008                  6.125      8.250                   1.000
4000581189    OH                A                               12/01/2007                  6.125      8.630                   1.000
4000581217    OH                A                               01/01/2008                  6.000      7.880                   1.000
4000581218    OH                A                               12/01/2008                  6.500      8.750                   1.000
4000581223    OH                A                               01/01/2008                  6.000      8.000                   1.000
4000581224    OH                A                               01/01/2009                  6.375      8.500                   1.000
4000581231    OH                A                               12/01/2008                  6.000      8.500                   1.000
4000581237    OH                A                               12/01/2008                  6.000      7.999                   1.000
4000581241    OH                A
4000581287    OH                A                               01/01/2008                  6.000      7.380                   1.000
4000581362    OH                A                               12/01/2007                  6.250      8.375                   1.000
4000581432    OH                A
4000581470    OH                A                               12/01/2007                  6.250      9.500                   1.000
4000581535    OH                A                               12/01/2007                  7.750      9.750                   1.000
4000581604    OH                A                               12/01/2007                  7.500      9.125                   1.000
4000581626    OH                A                               12/01/2008                  6.000      7.999                   1.000
4000581652    OH                A                               12/01/2007                  7.000      9.000                   1.000
4000581709    OH                A                               12/01/2008                  6.750      9.625                   1.000
4000581794    OH                A                               12/01/2007                  6.375      9.250                   1.000
4000581856    OH                A                               12/01/2007                  6.375      7.750                   1.000
4000582085    OH                A                               12/01/2007                  6.125      7.880                   1.000
4000582138    OH                A                               12/01/2007                  6.250      8.750                   1.000
4000582169    OH                A                               01/01/2008                  5.750      8.130                   1.000
4000582233    OH                A                               01/01/2008                  6.750      8.500                   1.000
4000582245    OH                A                               01/01/2008                  6.500      8.000                   1.000
4000582264    OH                A                               12/01/2007                  6.000      7.125                   1.000
4000582270    OH                A                               12/01/2008                  6.125      8.250                   1.000
4000582273    OH                A                               12/01/2007                  6.250      7.750                   1.000
4000582302    OH                A                               12/01/2007                  6.000      8.250                   1.000
4000582389    OH                A                               01/01/2009                  6.500      8.000                   1.000
4000582464    OH                A                               01/01/2008                  6.000      7.500                   1.000
4000582514    OH                A                               12/01/2007                  6.625      9.375                   1.000
4000582530    OH                A                               01/01/2008                  6.375      7.750                   1.000
4000582546    OH                A
4000582558    OH                A                               12/01/2007                  7.000      8.750                   1.000
4000582559    OH                A                               12/01/2007                  6.375      7.625                   1.000
4000582563    OH                A                               01/01/2008                  6.000      8.130                   1.000
4000582602    OH                A                               01/01/2009                  6.500      8.630                   1.000
4000582650    OH                A                               12/01/2008                  6.500      7.880                   1.000
4000582651    OH                A
4000582662    OH                A                               01/01/2009                  6.250      8.130                   1.000
4000582675    OH                A                               01/01/2008                  7.000      8.630                   1.000
4000582717    OH                A                               12/01/2008                  6.500      8.875                   1.000
4000582752    OH                A                               12/01/2008                  6.125      7.999                   1.000
4000582771    OH                A                               12/01/2007                  6.000      7.380                   1.000
4000582772    OH                A                               12/01/2007                  6.750      8.630                   1.000
4000582790    OH                A                               12/01/2007                  6.375      8.250                   1.000
4000582807    OH                A                               01/01/2008                  6.750      7.880                   1.000
4000582815    OH                A                               12/01/2007                  6.500      8.999                   1.000
4000582846    OH                A                               12/01/2007                  6.000      8.250                   1.000
4000582880    OH                A                               12/01/2007                  6.375      9.375                   1.000
4000583057    OH                A                               12/01/2007                  6.750      9.000                   1.000
4000583081    OH                A                               12/01/2007                  7.000      8.500                   1.000
4000583251    OH                A                               12/01/2007                  6.750      8.250                   1.000
4000583269    OH                A                               12/01/2007                  6.000      7.750                   1.000
4000583445    OH                A
4000583464    OH                A                               12/01/2007                  7.625      9.500                   1.000
4000583473    OH                A                               01/01/2009                  6.000      8.500                   1.000
4000583527    OH                A                               01/01/2008                  6.000      8.500                   1.000
4000583531    OH                A                               01/01/2009                  6.000      7.630                   1.000
4000583555    OH                A                               01/01/2009                  6.000      7.880                   1.000
4000583564    OH                A                               12/01/2007                  6.000      8.250                   1.000
4000583598    OH                A
4000583615    OH                A                               12/01/2007                  6.500      8.500                   1.000
4000583642    OH                A                               12/01/2007                  6.000      8.625                   1.000
4000583865    OH                A
4000583869    OH                A                               01/01/2009                  6.750      7.750                   1.000
4000583907    OH                A
4000584066    OH                A                               12/01/2008                  6.125      8.875                   1.000
4000584068    OH                A                               12/01/2007                  6.625      9.000                   1.000
4000584076    OH                A                               12/01/2008                  6.000      7.625                   1.000
4000584081    OH                A                               12/01/2008                  6.500      8.125                   1.000
4000584106    OH                A                               12/01/2007                  6.125      8.000                   1.000
4000584108    OH                A                               12/01/2008                  6.750      9.625                   1.000
4000584116    OH                A
4000584158    OH                A                               01/01/2009                  6.000      7.630                   1.000
4000584159    OH                A                               01/01/2008                  6.250      8.380                   1.000
4000584184    OH                A                               01/01/2008                  6.000      8.000                   1.000
4000584187    OH                A                               01/01/2008                  6.000      7.500                   1.000
4000584189    OH                A                               12/01/2008                  6.750      9.250                   1.000
4000584204    OH                A                               12/01/2008                  6.250      8.125                   1.000
4000584222    OH                A                               12/01/2007                  7.375      10.000                  1.000
4000584261    OH                A                               01/01/2008                  6.250      7.880                   1.000
4000584325    OH                A                               12/01/2007                  6.625      8.500                   1.000
4000584334    OH                A                               12/01/2008                  6.250      8.000                   1.000
4000584341    OH                A                               12/01/2008                  6.250      8.125                   1.000
4000584349    OH                A                               12/01/2007                  6.000      7.125                   1.000
4000584362    OH                A                               01/01/2008                  6.750      8.500                   1.000
4000584385    OH                A                               12/01/2007                  6.000      8.375                   1.000
4000584392    OH                A                               12/01/2008                  6.125      8.250                   1.000
4000584400    OH                A                               12/01/2008                  6.250      8.375                   1.000
4000584489    OH                A                               12/01/2007                  6.375      8.500                   1.000
4000584519    OH                A                               12/01/2008                  6.750      8.999                   1.000
4000584589    OH                A                               01/01/2009                  6.000      8.130                   1.000
4000584594    OH                A                               12/01/2007                  6.500      7.500                   1.000
4000584615    OH                A                               01/01/2008                  6.000      6.750                   1.000
4000584709    OH                A                               12/01/2007                  7.000      8.000                   1.000
4000584766    OH                A                               01/01/2009                  6.375      8.000                   1.000
4000584787    OH                A                               12/01/2007                  6.750      8.375                   1.000
4000584842    OH                A                               01/01/2009                  6.000      8.380                   1.000
4000584849    OH                A                               01/01/2008                  6.000      8.000                   1.000
4000584919    OH                A                               01/01/2009                  6.000      6.880                   1.000
4000584929    OH                A                               12/01/2007                  6.375      8.625                   1.000
4000584965    OH                A                               01/01/2009                  6.125      8.250                   1.000
4000584979    OH                A                               12/01/2008                  7.000      8.875                   1.000
4000584988    OH                A                               01/01/2008                  6.625      8.380                   1.000
4000585042    OH                A                               01/01/2009                  6.250      8.130                   1.000
4000585067    OH                A                               01/01/2008                  6.000      7.880                   1.000
4000585075    OH                A                               01/01/2008                  6.125      8.630                   1.000
4000585099    OH                A                               01/01/2008                  6.000      7.250                   1.000
4000585186    OH                A                               12/01/2007                  6.375      8.625                   1.000
4000585193    OH                A                               01/01/2008                  6.250      7.500                   1.000
4000585358    OH                A                               01/01/2008                  6.000      7.630                   1.000
4000585413    OH                A                               12/01/2007                  7.750      8.750                   1.000
4000585450    OH                A                               12/01/2007                  6.875      8.500                   1.000
4000585462    OH                A                               01/01/2008                  6.875      8.630                   1.000
4000585558    OH                A
4000585567    OH                A                               12/01/2008                  6.750      9.250                   1.000
4000585571    OH                A
4000585581    OH                A                               01/01/2008                  7.000      7.880                   1.000
4000585585    OH                A                               01/01/2008                  6.000      8.000                   1.000
4000585604    OH                A                               12/01/2007                  6.250      7.750                   1.000
4000585612    OH                A                               01/01/2008                  6.750      8.500                   1.000
4000585648    OH                A                               12/01/2007                  6.250      9.125                   1.000
4000585653    OH                A                               12/01/2008                  6.250      8.375                   1.000
4000585706    OH                A                               12/01/2007                  6.750      8.125                   1.000
4000585774    OH                A                               12/01/2008                  6.250      9.125                   1.000
4000585859    OH                A                               12/01/2007                  6.625      9.000                   1.000
4000585871    OH                A                               01/01/2008                  6.250      7.880                   1.000
4000585887    OH                A                               01/01/2008                  6.000      7.380                   1.000
4000585981    OH                A                               12/01/2007                  6.375      8.000                   1.000
4000586002    OH                A                               12/01/2007                  6.375      7.375                   1.000
4000586022    OH                A                               01/01/2008                  6.250      7.750                   1.000
4000586150    OH                A                               01/01/2008                  6.125      8.500                   1.000
4000586168    OH                A                               01/01/2008                  6.750      8.250                   1.000
4000586180    OH                A                               12/01/2007                  6.625      7.999                   1.000
4000586199    OH                A                               12/01/2008                  6.000      8.125                   1.000
4000586227    OH                A                               01/01/2008                  6.125      7.500                   1.000
4000586329    OH                A                               01/01/2008                  6.250      8.130                   1.000
4000586334    OH                A                               01/01/2008                  6.375      8.500                   1.000
4000586375    OH                A                               12/01/2007                  6.250      8.625                   1.000
4000586502    OH                A                               01/01/2008                  6.250      8.380                   1.000
4000586507    OH                A                               01/01/2008                  6.375      7.880                   1.000
4000586584    OH                A                               01/01/2008                  6.000      8.250                   1.000
4000586862    OH                A                               12/01/2007                  6.500      8.125                   1.000
4000586869    OH                A
4000586871    OH                A                               12/01/2008                  6.375      9.125                   1.000
4000586873    OH                A                               01/01/2009                  6.000      8.130                   1.000
4000586921    OH                A                               01/01/2008                  6.000      7.500                   1.000
4000586930    OH                A                               12/01/2007                  6.250      8.375                   1.000
4000586968    OH                A                               01/01/2008                  6.000      7.500                   1.000
4000587070    OH                A                               12/01/2008                  6.750      8.375                   1.000
4000587089    OH                A                               12/01/2008                  6.250      7.880                   1.000
4000587111    OH                A                               12/01/2007                  6.375      8.875                   1.000
4000587116    OH                A                               01/01/2008                  6.375      8.250                   1.000
4000587125    OH                A                               01/01/2008                  6.250      7.880                   1.000
4000587220    OH                A                               01/01/2009                  6.250      7.880                   1.000
4000587269    OH                A
4000587325    OH                A                               01/01/2008                  6.625      8.000                   1.000
4000587328    OH                A
4000587458    OH                A                               01/01/2008                  6.375      7.630                   1.000
4000587465    OH                A                               12/01/2007                  6.375      7.999                   1.000
4000587541    OH                A                               01/01/2008                  6.000      6.750                   1.000
4000587563    OH                A                               01/01/2008                  6.125      7.750                   1.000
4000587716    OH                A                               01/01/2008                  6.625      8.000                   1.000
4000587792    OH                A                               01/01/2008                  6.500      8.250                   1.000
4000587873    OH                A                               01/01/2009                  6.375      7.990                   1.000
4000587891    OH                A                               01/01/2008                  6.250      7.750                   1.000
4000587902    OH                A                               01/01/2008                  6.000      7.880                   1.000
4000587938    OH                A                               01/01/2008                  6.000      7.880                   1.000
4000587943    OH                A                               01/01/2011                  6.125      7.880                   1.000
4000587963    OH                A
4000588065    OH                A                               01/01/2009                  6.125      8.130                   1.000
4000588091    OH                A                               12/01/2007                  6.500      7.750                   1.000
4000588113    OH                A                               01/01/2008                  6.375      7.880                   1.000
4000588115    OH                A                               01/01/2008                  6.250      8.250                   1.000
4000588260    OH                A                               01/01/2008                  6.000      8.130                   1.000
4000588304    OH                A                               12/01/2008                  6.250      8.875                   1.000
4000588379    OH                A                               12/01/2007                  7.250      9.750                   1.000
4000588408    OH                A                               01/01/2008                  6.750      8.000                   1.000
4000588427    OH                A                               01/01/2008                  6.000      7.880                   1.000
4000588463    OH                A                               12/01/2007                  6.500      7.999                   1.000
4000588532    OH                A                               12/01/2008                  6.250      8.625                   1.000
4000588547    OH                A                               01/01/2008                  6.250      7.750                   1.000
4000588564    OH                A                               01/01/2008                  6.375      8.130                   1.000
4000588583    OH                A
4000588625    OH                A                               01/01/2008                  6.875      8.630                   1.000
4000588654    OH                A                               12/01/2008                  6.500      7.880                   1.000
4000588722    OH                A                               01/01/2008                  6.125      7.500                   1.000
4000588957    OH                A                               01/01/2008                  6.000      7.380                   1.000
4000588965    OH                A                               01/01/2008                  6.625      7.630                   1.000
4000588973    OH                A                               01/01/2009                  6.000      7.880                   1.000
4000589090    OH                A                               12/01/2007                  6.000      7.750                   1.000
4000589100    OH                A                               01/01/2008                  6.500      8.000                   1.000
4000589222    OH                A                               01/01/2008                  6.625      8.130                   1.000
4000589242    OH                A                               12/01/2008                  6.000      8.000                   1.000
4000589258    OH                A
4000589259    OH                A                               01/01/2008                  6.250      7.750                   1.000
4000589278    OH                A                               01/01/2008                  6.500      8.000                   1.000
4000589312    OH                A                               01/01/2009                  6.125      8.000                   1.000
4000589357    OH                A                               01/01/2008                  6.375      8.250                   1.000
4000589430    OH                A                               01/01/2008                  6.250      7.630                   1.000
4000589476    OH                A                               12/01/2007                  6.000      8.750                   1.000
4000589500    OH                A                               01/01/2008                  6.250      8.250                   1.000
4000589547    OH                A                               01/01/2008                  6.500      7.750                   1.000
4000589563    OH                A                               01/01/2008                  6.125      8.000                   1.000
4000589758    OH                A                               12/01/2007                  6.375      9.250                   1.000
4000589790    OH                A                               12/01/2008                  6.750      9.250                   1.000
4000590060    OH                A                               01/01/2008                  6.250      8.380                   1.000
4000590072    OH                A                               12/01/2008                  6.125      8.630                   1.000
4000590093    OH                A                               01/01/2008                  6.250      8.250                   1.000
4000590186    OH                A                               01/01/2008                  6.000      8.380                   1.000
4000590200    OH                A                               01/01/2009                  6.125      8.130                   1.000
4000590228    OH                A                               01/01/2008                  6.125      8.500                   1.000
4000590238    OH                A
4000590262    OH                A                               01/01/2008                  6.250      7.990                   1.000
4000590394    OH                A                               01/01/2008                  6.000      8.130                   1.000
4000590563    OH                A                               01/01/2008                  6.375      7.750                   1.000
4000590579    OH                A                               12/01/2008                  6.000      7.630                   1.000
4000590700    OH                A                               01/01/2009                  6.250      8.130                   1.000
4000590814    OH                A                               01/01/2008                  6.500      8.500                   1.000
4000590859    OH                A                               01/01/2008                  6.250      7.880                   1.000
4000590914    OH                A                               01/01/2008                  6.375      7.750                   1.000
4000590968    OH                A                               01/01/2008                  6.375      7.750                   1.000
4000591019    OH                A                               01/01/2008                  6.625      8.250                   1.000
4000591020    OH                A
4000591075    OH                A                               01/01/2008                  6.625      7.880                   1.000
4000591125    OH                A                               01/01/2008                  6.000      8.000                   1.000
4000591126    OH                A                               12/01/2007                  6.000      7.880                   1.000
4000591136    OH                A                               12/01/2008                  6.750      9.250                   1.000
4000591180    OH                A                               01/01/2008                  6.125      7.130                   1.000
4000591184    OH                A                               01/01/2009                  6.000      8.130                   1.000
4000591207    OH                A                               01/01/2008                  6.125      7.750                   1.000
4000591229    OH                A                               01/01/2008                  6.000      7.880                   1.000
4000591277    OH                A                               01/01/2008                  6.375      7.630                   1.000
4000591500    OH                A                               01/01/2008                  6.000      7.500                   1.000
4000591539    OH                A                               01/01/2008                  6.125      7.750                   1.000
4000591592    OH                A                               01/01/2008                  6.000      7.500                   1.000
4000591751    OH                A                               01/01/2008                  6.000      7.750                   1.000
4000591987    OH                A                               01/01/2008                  6.000      8.500                   1.000
4000592041    OH                A                               01/01/2008                  6.500      8.630                   1.000
4000592117    OH                A                                                           6.250
4000592166    OH                A                               01/01/2008                  6.000      7.990                   1.000
4000592222    OH                A                               01/01/2008                  6.125      7.880                   1.000
4000592412    OH                A                               01/01/2009                  6.250      8.380                   1.000
4000592482    OH                A                               01/01/2008                  6.250      7.500                   1.000
4000592592    OH                A                               01/01/2009                  6.250      7.880                   1.000
4000592651    OH                A                               01/01/2009                  6.000      7.750                   1.000
4000592659    OH                A                               01/01/2009                  6.000      7.880                   1.000
4000592662    OH                A                               01/01/2008                  6.250      8.250                   1.000
4000592732    OH                A                               01/01/2009                  6.000      8.250                   1.000
4000592778    OH                A                               01/01/2008                  6.000      7.500                   1.000
4000592789    OH                A                               01/01/2008                  6.125      8.130                   1.000
4000592861    OH                A                               01/01/2008                  6.000      8.000                   1.000
4000592879    OH                A                               01/01/2008                  6.125      7.500                   1.000
4000592918    OH                A
4000593273    OH                A                               01/01/2009                  6.500      8.500                   1.000
4000593662    OH                A                               01/01/2008                  6.125      7.380                   1.000
4000594066    OH                A                               01/01/2008                  6.250      7.250                   1.000
4000594067    OH                A                               01/01/2008                  6.000      7.500                   1.000
4000594069    OH                A                               01/01/2008                  6.250      8.380                   1.000
4000594078    OH                A                               01/01/2008                  6.000      8.380                   1.000
4000594219    OH                A                               01/01/2008                  6.250      8.250                   1.000
4000594478    OH                A                               01/01/2008                  6.125      8.250                   1.000
4000594717    OH                A                               01/01/2008                  6.000      8.130                   1.000
4000595192    OH                A                               01/01/2009                  6.500      7.750                   1.000
4000595226    OH                A                               01/01/2009                  6.000      8.250                   1.000
4000595227    OH                A                               01/01/2011                  6.000      7.880                   1.000
4000595237    OH                A                               01/01/2009                  6.250      8.250                   1.000
4000595393    OH                A                               01/01/2008                  6.000      7.880                   1.000
4000595475    OH                A                               01/01/2008                  6.000      8.380                   1.000
4000595507    OH                A                               01/01/2008                  6.625      8.500                   1.000
4000595889    OH                A                               01/01/2008                  6.000      7.130                   1.000
4000595958    OH                A                               01/01/2008                  6.000      7.380                   1.000
4000595978    OH                A                               01/01/2008                  6.500      8.250                   1.000
4000596581    OH                A                               01/01/2008                  6.250      8.380                   1.000
4000596643    OH                A                               01/01/2008                  6.000      8.380                   1.000
4000596695    OH                A                               01/01/2009                  6.250      7.880                   1.000
4000597119    OH                A                               01/01/2008                  6.000      8.130                   1.000
4000597142    OH                A                               01/01/2009                  6.000      8.500                   1.000
4000597199    OH                A
4000597289    OH                A                               01/01/2008                  6.000      8.380                   1.000
4000597353    OH                A                               01/01/2008                  6.000      8.500                   1.000
4000597383    OH                A                               01/01/2008                  6.500      8.130                   1.000
4000597392    OH                A                               01/01/2008                  6.125      7.380                   1.000
4000597557    OH                A                               01/01/2009                  6.250      8.130                   1.000
4000597738    OH                A                               01/01/2009                  6.250      7.880                   1.000
4000597824    OH                A                               01/01/2008                  6.000      8.500                   1.000
4000597909    OH                A
4000597950    OH                A                               01/01/2009                  6.000      7.880                   1.000
4000597969    OH                A                               01/01/2008                  6.000      7.630                   1.000
4000598009    OH                A                               01/01/2008                  6.250      7.750                   1.000
4000598459    OH                A                               01/01/2008                  6.625      8.500                   1.000
4000598551    OH                A                               01/01/2008                  6.250      8.000                   1.000
4000598570    OH                A                               01/01/2008                  6.000      8.000                   1.000
4000598981    OH                A                               01/01/2008                  6.000      8.250                   1.000
4000598999    OH                A                               01/01/2009                  6.250      8.000                   1.000
4000599081    OH                A                               01/01/2009                  6.250      7.880                   1.000
4000599085    OH                A                               01/01/2008                  6.250      8.250                   1.000
4000599089    OH                A                               01/01/2009                  6.250      8.250                   1.000
4000599126    OH                A                               01/01/2008                  6.250      8.380                   1.000
4000599209    OH                A                               01/01/2008                  6.250      8.130                   1.000
4000599360    OH                A                               01/01/2008                  6.250      8.250                   1.000
4000599469    OH                A                               01/01/2008                  6.000      8.130                   1.000
4000599591    OH                A                               01/01/2008                  6.000      7.630                   1.000
4000599771    OH                A                               01/01/2009                  6.000      8.250                   1.000
4000599814    OH                A                               02/01/2008                  6.125      7.880                   1.000
4000599971    OH                A                               01/01/2009                  6.125      8.250                   1.000
4000599973    OH                A                               01/01/2008                  6.750      8.250                   1.000
4000600045    OH                A                               01/01/2008                  6.250      8.250                   1.000
4000600159    OH                A                               01/01/2009                  6.000      7.880                   1.000
4000600167    OH                A                               01/01/2008                  6.375      8.250                   1.000
4000600415    OH                A                               01/01/2008                  6.250      7.500                   1.000
4000600446    OH                A                               01/01/2009                  6.000      8.250                   1.000
4000600451    OH                A                               01/01/2009                  6.625      8.380                   1.000
4000600932    OH                A                               01/01/2008                  6.000      8.000                   1.000
4000601276    OH                A
4000601593    OH                A                               01/01/2009                  6.000      8.130                   1.000
4000601608    OH                A                               01/01/2008                  6.000      8.250                   1.000
4000601613    OH                A                               01/01/2008                  6.125      8.130                   1.000
4000601631    OH                A
4000601881    OH                A                               01/01/2008                  6.000      8.130                   1.000
4000602181    OH                A                               01/01/2008                  6.000      8.000                   1.000
4000602211    OH                A                               01/01/2008                  6.250      8.500                   1.000
4000602350    OH                A                               01/01/2008                  6.375      8.250                   1.000
4000602424    OH                A                               01/01/2008                  6.625      8.130                   1.000
4000602827    OH                A                               01/01/2009                  6.000      7.880                   1.000
4000602865    OH                A                               01/01/2009                  6.250      8.500                   1.000
4000603007    OH                A                               01/01/2009                  6.000      8.250                   1.000
4000603051    OH                A                               01/01/2008                  6.000      7.130                   1.000
4000603089    OH                A                               01/01/2008                  6.500      7.750                   1.000
4000603382    OH                A                               01/01/2008                  6.125      8.250                   1.000
4000603581    OH                A                               01/01/2008                  6.000      7.880                   1.000
4000603700    OH                A                               01/01/2008                  6.375      8.380                   1.000
4000603705    OH                A                               01/01/2008                  6.750      8.000                   1.000
4000603755    OH                A                               01/01/2008                  6.250      8.500                   1.000
4000603756    OH                A                               01/01/2008                  6.000      7.500                   1.000
4000603951    OH                A                               01/01/2008                  6.000      8.000                   1.000
4000603954    OH                A                               01/01/2008                  6.375      8.000                   1.000
4000604000    OH                A
4000604265    OH                A                               01/01/2008                  6.000      8.250                   1.000
4000604331    OH                A                               01/01/2009                  6.500      8.250                   1.000
4000604639    OH                A                               01/01/2008                  6.375      8.130                   1.000
4000604705    OH                A                               01/01/2008                  6.500      8.000                   1.000
4000605044    OH                A                               01/01/2008                  6.500      8.380                   1.000
4000605289    OH                A                               01/01/2008                  6.000      7.250                   1.000
4000605372    OH                A                               01/01/2008                  6.625      8.000                   1.000
4000605421    OH                A                               01/01/2009                  6.250      7.880                   1.000
4000605841    OH                A                               01/01/2009                  6.250      8.380                   1.000
4000605938    OH                A                               01/01/2008                  6.125      8.130                   1.000
4000606389    OH                A                               01/01/2008                  6.250      8.250                   1.000
4000606425    OH                A                               01/01/2008                  6.000      7.130                   1.000
4000606445    OH                A                               01/01/2008                  6.000      7.880                   1.000
4000606474    OH                A                               01/01/2008                  6.000      8.000                   1.000
4000606629    OH                A                               01/01/2008                  6.125      8.000                   1.000
4000606705    OH                A                               01/01/2009                  6.000      7.630                   1.000
4000606726    OH                A                               01/01/2008                  6.250      8.000                   1.000
4000606743    OH                A                               01/01/2008                  6.250      7.750                   1.000
4000606766    OH                A                               01/01/2008                  6.500      7.750                   1.000
4000606777    OH                A                               01/01/2008                  6.000      8.380                   1.000
4000606821    OH                A                               01/01/2009                  6.000      7.130                   1.000
4000606880    OH                A                               01/01/2008                  6.000      8.380                   1.000
4000606890    OH                A                               01/01/2008                  6.000      8.000                   1.000
4000607070    OH                A                               01/01/2008                  6.125      7.500                   1.000
4000607119    OH                A                               01/01/2009                  6.000      7.130                   1.000
4000607212    OH                A                               01/01/2008                  6.500      8.500                   1.000
4000607869    OH                A                               01/01/2008                  6.000      7.630                   1.000
4000607891    OH                A                               01/01/2009                  6.250      8.000                   1.000
4000607895    OH                A                               01/01/2009                  6.750      8.500                   1.000
4000607915    OH                A                               01/01/2008                  6.250      8.250                   1.000
4000607963    OH                A
4000608230    OH                A                               01/01/2008                  6.000      8.500                   1.000
4000608277    OH                A                               01/01/2008                  6.500      8.500                   1.000
4000608510    OH                A                               01/01/2008                  6.500      8.000                   1.000
4000608519    OH                A                               01/01/2008                  5.250      7.490                   1.000
4000608542    OH                A
4000608979    OH                A
4000609077    OH                A                               01/01/2008                  6.000      7.880                   1.000
4000609244    OH                A
4000609500    OH                A
4000609646    OH                A                               01/01/2008                  6.000      8.000                   1.000
4000609741    OH                A                               01/01/2008                  6.250      8.500                   1.000
4000610431    OH                A                               01/01/2008                  6.000      8.000                   1.000
4000610534    OH                A
4000610537    OH                A                               01/01/2008                  6.000      7.750                   1.000
4000610741    OH                A                               01/01/2008                  6.000      8.250                   1.000
4000611419    OH                A                               01/01/2008                  6.000      8.130                   1.000
4000611512    OH                A                               01/01/2009                  6.000      7.880                   1.000
4000611718    OH                A                               01/01/2008                  6.250      8.000                   1.000
4000611739    OH                A                               01/01/2008                  6.000      8.130                   1.000
4000611990    OH                A                               01/01/2008                  6.375      7.750                   1.000
4000612087    OH                A                               01/01/2008                  6.000      7.380                   1.000
4000612676    OH                A                               01/01/2008                  6.375      8.500                   1.000
4000612685    OH                A                               01/01/2009                  6.500      8.250                   1.000
4000612735    OH                A                               01/01/2009                  6.250      8.130                   1.000
4000613124    OH                A                               01/01/2008                  6.375      8.130                   1.000
4000613125    OH                A                               01/01/2009                  6.000      8.000                   1.000
4000613316    OH                A                               01/01/2008                  6.000      7.500                   1.000
4000613937    OH                A                               01/01/2008                  6.500      8.500                   1.000
4000613990    OH                A                               01/01/2008                  6.000      7.250                   1.000
4000614079    OH                A
4000614121    OH                A
4000614198    OH                A                               01/01/2008                  6.125      8.000                   1.000
4000614420    OH                A                               01/01/2008                  6.625      8.380                   1.000
4000614476    OH                A                               01/01/2008                  6.625      8.380                   1.000
4000614510    OH                A                               01/01/2009                  6.375      8.380                   1.000
4000614788    OH                A                               01/01/2008                  6.500      8.500                   1.000
4000615028    OH                A                               01/01/2008                  6.500      7.880                   1.000
4000615627    OH                A                               01/01/2008                  6.000      7.880                   1.000
4000615669    OH                A                               01/01/2008                  6.000      8.000                   1.000
4000615825    OH                A                               01/01/2008                  6.750      7.630                   1.000
4000616602    OH                A                               01/01/2008                  6.250      7.880                   1.000
4000617497    OH                A                               01/01/2009                  6.250      8.250                   1.000
4000617507    OH                A                               01/01/2009                  6.000      6.500                   1.000
4000617587    OH                A                               01/01/2008                  6.250      8.000                   1.000
4000618717    OH                A                               01/01/2009                  6.000      7.500                   1.000
4000619082    OH                A                               01/01/2008                  6.000      7.250                   1.000
4000619393    OH                A                               01/01/2008                  6.000      7.630                   1.000
4000621004    OH                A                               01/01/2008                  6.250      7.750                   1.000
4000621078    OH                A                               01/01/2009                  6.250      7.880                   1.000
4000621446    OH                A                               01/01/2008                  6.250      7.380                   1.000
4000622280    OH                A                               01/01/2008                  6.000      7.880                   1.000
4000622573    OH                A                               01/01/2008                  6.000      7.750                   1.000
4000624676    OH                A                               01/01/2008                  6.125      7.880                   1.000

Collateral ID  Lifecap  UPB        MOM  Mersmin  Ctrlnum  Stage  UDF Char1                               UDF Char2         Coll Loc
34836502       14.625   158,384.41 N                      CR     None                                    0                 IRVINE
34836841       14.000   323,297.79 N                      CR     None                                    0                 IRVINE
35780584       13.500   106,557.00 N                      CR     None                                    0                 IRVINE
4000272942     14.999    45,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    44.44938326       IRVINE
4000309041     13.375   487,341.43 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000314678     14.750    84,845.88 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000329819     15.250    82,238.37 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000349889     14.875    98,900.00 N                      CR     3%/2%/1% in yr 1/2/3                    45.07042254       IRVINE
4000355852     14.125   150,499.40 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000387575     13.875   270,576.00 N                      CR                                             63.49206349       IRVINE
4000391527     15.625   154,000.00 N                      CR     None                                    0                 IRVINE
4000392185               53,842.18 N                      CR     3%/2%/1% in yr 1/2/3                    52.45901639       IRVINE
4000404399     13.375   238,265.55 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000406788               55,961.46 N                      CR     None                                    0                 IRVINE
4000407232     13.999   567,050.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000420049     14.750    80,000.00 N                      CR     None                                    0                 IRVINE
4000423818     14.999   249,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000427973     13.875   252,850.00 N                      CR     3%/1%/1% IN YR 1/2/3                    50.79365079       IRVINE
4000431297     13.250   819,994.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000434939     14.875    66,886.28 N                      CR     3%/2%/0% in yr 1/2/3                    56.33802817       IRVINE
4000442292     14.375    40,000.00 N                      CR     less or of 2% prepaid or 60 days int    48.27409325       IRVINE
4000443719     13.375   213,000.00 N                      CR     None                                    0                 IRVINE
4000444404     14.250   465,888.00 N                      CR     None                                    0                 IRVINE
4000446268              136,565.00 N                      CR     None                                    0                 IRVINE
4000447274     13.125   221,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    56.14035088       IRVINE
4000451078     15.000    52,324.03 N                      CR     3%/2%/0%                                55.55555556       IRVINE
4000452627     15.125    92,000.00 N                      CR     3%/2%/0%                                54.79452055       IRVINE
4000457034     14.500   600,000.00 N                      CR     None                                    0                 IRVINE
4000457459     14.375    75,000.00 N                      CR     None                                    0                 IRVINE
4000461264     14.250    83,800.00 N                      CR     None                                    0                 IRVINE
4000463187     15.750    67,900.00 N                      CR     3%/2%/0% IN YR 1/2/3                    51.28205128       IRVINE
4000466421     15.875    98,000.00 N                      CR     None                                    0                 IRVINE
4000473956               75,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000474728     13.625   255,300.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000476463     13.875   568,815.44 N                      CR     0                                       80                IRVINE
4000476751     13.500   267,200.02 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000476792     15.375    54,000.00 N                      CR     None                                    0                 IRVINE
4000477309     15.375    47,850.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000478504     15.375    42,000.00 N                      CR     2% prepaid                              48.27409325       IRVINE
4000479130     15.750    66,000.00 N                      CR     None                                    0                 IRVINE
4000480261               78,450.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000481730              389,549.60 N                      CR     None                                    0                 IRVINE
4000482213     14.500   140,250.00 N                      CR     3%/2%/0%                                58.82352941       IRVINE
4000482227     14.500    77,000.00 N                      CR     None                                    0                 IRVINE
4000483013               66,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000483507               95,000.00 N                      CR     None                                    0                 IRVINE
4000483743     14.625   108,700.00 N                      CR     3%/2%/1% in yr 1/2/3                    46.37681159       IRVINE
4000484449     15.250   365,000.00 N                      CR     None                                    0                 IRVINE
4000484543     12.875   865,000.00 N                      CR     None                                    0                 IRVINE
4000486043     13.875   225,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000486112     14.500   274,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000487144     13.750   103,926.60 N                      CR     3%/2%/0%                                64.51612903       IRVINE
4000487255              131,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000487663     14.500   150,500.00 N                      CR     None                                    0                 IRVINE
4000489284               68,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    52.45901639       IRVINE
4000489535              289,547.47 N                      CR     3%/2%/1% in yr 1/2/3                    47.76119403       IRVINE
4000489909     13.500   157,700.00 N                      CR     None                                    0                 IRVINE
4000490146     14.125   252,000.00 N                      CR     None                                    0                 IRVINE
4000490216               64,000.00 N                      CR     None                                    0                 IRVINE
4000490337               67,961.88 N                      CR     None                                    0                 IRVINE
4000493320     13.625    72,394.72 N                      CR     3%/2%/1% in yr 1/2/3                    52.45901639       IRVINE
4000493330     14.999   169,000.00 N                      CR     1%/0% IN YR 2/3                         55.56172908       IRVINE
4000494228     14.875    99,500.00 N                      CR     None                                    0                 IRVINE
4000494688     13.750    38,054.00 N                      CR     3%/2%/1% in yr 1/2/3                    51.61290323       IRVINE
4000495153               85,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000495390     14.875   239,950.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000495902               47,977.61 N                      CR     None                                    0                 IRVINE
4000496223     13.500    45,011.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000497324               76,500.00 N                      CR     None                                    0                 IRVINE
4000497620     13.875   229,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000497656              109,426.53 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000497789     13.625   114,750.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000498020     13.375   127,500.00 N                      CR     3%/1%/1% IN YR 1/2/3                    54.23728814       IRVINE
4000498247     15.500    29,500.00 N                      CR     None                                    0                 IRVINE
4000498451     14.000   199,594.78 N                      CR     3%/2%/0%                                62.5              IRVINE
4000498687              102,431.21 N                      CR     None                                    0                 IRVINE
4000498921               47,500.00 N                      CR     None                                    0                 IRVINE
4000499261              106,900.00 N                      CR     1% prepaid                              24.13704663       IRVINE
4000499550               61,400.00 N                      CR     1% prepaid                              24.13704663       IRVINE
4000499918     15.125   107,000.00 N                      CR     None                                    0                 IRVINE
4000500374     14.250   190,000.00 N                      CR     None                                    0                 IRVINE
4000501072     13.625   166,757.49 N                      CR     None                                    0                 IRVINE
4000501381     14.250    72,700.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000501437     11.875   172,250.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000501626     14.500   254,900.00 N                      CR     None                                    0                 IRVINE
4000501738               93,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.00625078       IRVINE
4000502382     13.875   113,842.58 N                      CR     3%/2%/1% in yr 1/2/3                    50.79365079       IRVINE
4000502779               64,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000502850     13.125    97,000.00 N                      CR     3%/1%/1% IN YR 1/2/3                    56.14035088       IRVINE
4000502961     14.750   224,870.55 N                      CR     None                                    0                 IRVINE
4000503061               74,550.00 N                      CR     None                                    0                 IRVINE
4000503251     12.990   235,800.00 N                      CR     less or of 2% prepaid or 60 days int    48.27409325       IRVINE
4000503349     13.750   152,783.34 N                      CR     6 MO/20%                                64.51612903       IRVINE
4000503351     14.000   202,222.00 N                      CR     None                                    0                 IRVINE
4000503405     13.875   472,863.88 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000503506     15.875   154,275.00 N                      CR     None                                    0                 IRVINE
4000503772              151,000.00 N                      CR     2 MO.S INTEREST LESS 20% OBAL           80                IRVINE
4000504695     15.750    98,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    51.28205128       IRVINE
4000504892     14.500    58,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    47.05882353       IRVINE
4000504905              107,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    68.96551724       IRVINE
4000505525     14.750    50,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    45.71428571       IRVINE
4000505791     13.750   174,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000506048               68,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000506304     14.625    40,000.00 N                      CR     3%/2%/1% IN YR 1/2/3                    80                IRVINE
4000506397               49,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000506736              243,868.04 N                      CR     1% prepaid                              24.13704663       IRVINE
4000506795     13.875   205,000.00 N                      CR     None                                    0                 IRVINE
4000506874     15.375   158,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000506953     15.250   229,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000507047               78,440.00 N                      CR     None                                    0                 IRVINE
4000507150     13.000   255,000.00 N                      CR     None                                    0                 IRVINE
4000507499               52,000.00 N                      CR     1% prepaid                              24.13704663       IRVINE
4000508213     13.990   328,000.00 N                      CR     None                                    0                 IRVINE
4000508392              269,844.66 N                      CR     None                                    0                 IRVINE
4000508719     13.750   105,000.00 N                      CR     None                                    0                 IRVINE
4000508771               31,987.28 N                      CR     3%/2%/1% in yr 1/2/3                    38.0952381        IRVINE
4000508954              176,000.00 N                      CR     None                                    0                 IRVINE
4000508967     14.250    75,000.00 N                      CR     None                                    0                 IRVINE
4000509373     14.875    86,500.00 N                      CR     None                                    0                 IRVINE
4000510094     13.125   257,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000510121     13.375   220,300.00 N                      CR     3%/2%/0% IN YR 1/2/3                    67.79661017       IRVINE
4000510155     15.250    89,953.34 N                      CR     3%/2%/0%                                54.05405405       IRVINE
4000510313     13.875   150,000.00 N                      CR     None                                    0                 IRVINE
4000510415     15.125    44,681.00 N                      CR     None                                    0                 IRVINE
4000510827     14.500   105,000.00 N                      CR     None                                    0                 IRVINE
4000510836     13.125   145,500.00 N                      CR     None                                    0                 IRVINE
4000511065     14.750    99,000.00 N                      CR     None                                    0                 IRVINE
4000511168     14.375    65,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000511180               68,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000511332              154,000.00 N                      CR     1% prepaid                              24.13704663       IRVINE
4000511336              102,932.63 N                      CR     None                                    0                 IRVINE
4000511632     14.125   315,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000511728     13.990   345,000.00 N                      CR     None                                    0                 IRVINE
4000511968     13.500    85,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000512233               65,000.00 N                      CR     None                                    0                 IRVINE
4000512264     12.750   380,000.00 N                      CR     3%/0%/0% IN YR 1/2/3                    88.88888889       IRVINE
4000512796     15.375    62,000.00 N                      CR     None                                    0                 IRVINE
4000512822               67,000.00 N                      CR     None                                    0                 IRVINE
4000512847     13.500   540,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    53.33333333       IRVINE
4000513051     14.500   129,841.93 N                      CR     2% prepaid                              48.27409325       IRVINE
4000513054     13.875   119,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.79365079       IRVINE
4000513248     13.875   256,023.68 N                      CR     None                                    0                 IRVINE
4000513390               51,967.68 N                      CR     None                                    0                 IRVINE
4000513522     14.750    65,600.00 N                      CR     None                                    0                 IRVINE
4000513678     13.125    95,746.16 N                      CR     3%/1%/0% IN YR 1/2/3                    70.1754386        IRVINE
4000513692     14.500   318,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000513694     14.990    71,550.00 N                      CR     None                                    0                 IRVINE
4000514150              210,000.00 N                      CR     None                                    0                 IRVINE
4000514315               63,900.00 N                      CR     None                                    0                 IRVINE
4000514482     14.500   114,860.17 N                      CR     3%/2%/0%                                58.82352941       IRVINE
4000514722              200,000.00 N                      CR     2% prepaid                              48.27409325       IRVINE
4000514791     14.625   170,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000514948     13.625   124,909.53 N                      CR     None                                    0                 IRVINE
4000515346     15.125    31,861.00 N                      CR     None                                    0                 IRVINE
4000515456     13.375   177,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    54.23728814       IRVINE
4000515524     13.500    89,100.00 N                      CR     None                                    0                 IRVINE
4000515649     14.500   265,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000515731               44,920.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000515782     14.125    92,000.00 N                      CR     0% IN YR 3                              61.53846154       IRVINE
4000515888     15.000   114,500.00 N                      CR     None                                    0                 IRVINE
4000516012              104,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000516293     13.875   167,325.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000516303     13.375   174,682.93 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000516527     13.500   630,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000516538     14.500   148,000.00 N                      CR     None                                    0                 IRVINE
4000516653     12.875   105,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000517151               58,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000517173     13.125   775,700.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000517216              119,149.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000517462     14.999    68,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000517470              161,000.00 N                      CR     None                                    0                 IRVINE
4000517495     13.500   103,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000517612     14.875   200,000.00 N                      CR     None                                    0                 IRVINE
4000517690     13.875   280,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000517784     15.875    77,928.84 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000517816               52,971.79 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000517918     13.500    72,100.00 N                      CR     less or of 2% prepaid or 60 days int    48.27409325       IRVINE
4000518126     13.500   217,500.00 N                      CR     None                                    0                 IRVINE
4000518148     14.250    82,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    48.48484848       IRVINE
4000518252               79,950.00 N                      CR     None                                    0                 IRVINE
4000518327     13.999   327,000.00 N                      CR     None                                    0                 IRVINE
4000518461               71,500.00 N                      CR     None                                    0                 IRVINE
4000518513     13.990   233,000.00 N                      CR     None                                    0                 IRVINE
4000518552     15.125    97,000.00 N                      CR     None                                    0                 IRVINE
4000518566     14.999   157,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000518602     12.999   221,999.84 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000518694               53,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000518764     14.875    48,760.00 N                      CR     None                                    0                 IRVINE
4000518869     13.250    94,900.00 N                      CR     3%/1%/1% IN YR 1/2/3                    55.17241379       IRVINE
4000519033              110,500.00 N                      CR     1% prepaid                              24.13704663       IRVINE
4000519335     15.000   139,000.00 N                      CR     3%/1%/1% IN YR 1/2/3                    44.44444444       IRVINE
4000519362     14.250   218,296.00 N                      CR     None                                    0                 IRVINE
4000519401               42,000.00 N                      CR     1% prepaid                              24.13704663       IRVINE
4000519469     14.375    91,000.00 N                      CR     None                                    0                 IRVINE
4000519470     13.875    80,000.00 N                      CR     1%/0% IN YR 2/3                         63.49206349       IRVINE
4000519483     14.250   185,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    60.60606061       IRVINE
4000519817     15.625    70,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000519846     13.625   352,450.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000519880     13.750   465,000.00 N                      CR     None                                    0                 IRVINE
4000519921     15.375    82,416.36 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000519926     14.750   100,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    45.71428571       IRVINE
4000519938     13.000    97,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000519974     14.250   187,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    48.48484848       IRVINE
4000520046               76,595.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000520053     14.000   124,032.76 N                      CR     3%/2%/1% in yr 1/2/3                    62.5              IRVINE
4000520058     14.375    77,800.00 N                      CR     None                                    0                 IRVINE
4000520067     14.250    60,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    48.48484848       IRVINE
4000520068     15.250   190,800.00 N                      CR     None                                    0                 IRVINE
4000520076     13.125   151,000.00 N                      CR     3%/1%/1% IN YR 1/2/3                    56.14035088       IRVINE
4000520339              172,400.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000520378     14.875    89,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    45.07042254       IRVINE
4000520404     14.625   156,400.00 N                      CR     3%/1%/0%                                57.97101449       IRVINE
4000520479     14.500    83,500.00 N                      CR     None                                    0                 IRVINE
4000520483     15.125    87,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    43.83561644       IRVINE
4000520762     13.875    80,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000520800     13.750   207,150.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000520837     14.625    87,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    46.37681159       IRVINE
4000520886     14.500   313,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000520887     14.375   515,800.00 N                      CR     None                                    0                 IRVINE
4000520945     13.500   200,850.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000520982     13.625   259,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000520984     13.000    69,700.00 N                      CR     None                                    0                 IRVINE
4000520999     14.000    74,000.00 N                      CR     None                                    0                 IRVINE
4000521001     13.500    68,948.79 N                      CR     3%/2%/0%                                66.66666667       IRVINE
4000521117     14.500    58,000.00 N                      CR     3%/2%/0%                                58.82352941       IRVINE
4000521180     14.125   162,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000521209     14.500   127,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000521251              109,929.86 N                      CR     3%/2%/1% in yr 1/2/3                    48.48484848       IRVINE
4000521331     13.999   165,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000521375               65,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000521418               90,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000521421     15.625    79,900.00 N                      CR     None                                    0                 IRVINE
4000521462               46,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000521515     15.500   156,000.00 N                      CR     None                                    0                 IRVINE
4000521615     13.500    65,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000521633     13.999   271,500.00 N                      CR     None                                    0                 IRVINE
4000521658     13.625    77,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000521790               73,000.00 N                      CR     1% prepaid                              24.13704663       IRVINE
4000521977     13.250   165,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    68.96551724       IRVINE
4000522006     13.500    46,800.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000522054     14.750    56,347.56 N                      CR     None                                    0                 IRVINE
4000522083     14.250   530,000.00 N                      CR     None                                    0                 IRVINE
4000522097     13.125    70,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    56.14035088       IRVINE
4000522208     14.250    85,000.00 N                      CR     3%/2%/0%                                60.60606061       IRVINE
4000522220     15.375    40,500.00 N                      CR     3%/2%/0% IN YR 1/2/3                    53.33333333       IRVINE
4000522253     15.250    89,000.00 N                      CR     None                                    0                 IRVINE
4000522333               86,450.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000522460     13.375   116,500.00 N                      CR     2% prepaid                              48.27409325       IRVINE
4000522690     13.625   780,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000522787     13.000    45,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000523028     14.250   168,000.00 N                      CR     3%/1%/1%                                48.48484848       IRVINE
4000523052     15.375    53,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    53.33333333       IRVINE
4000523092     14.000   230,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000523189     14.250   235,249.90 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000523197              174,888.41 N                      CR     None                                    0                 IRVINE
4000523214     14.625    67,500.00 N                      CR     3%/2%/0%                                57.97101449       IRVINE
4000523237              122,000.00 N                      CR     2% prepaid                              48.27409325       IRVINE
4000523240     13.500   580,000.00 N                      CR     None                                    0                 IRVINE
4000523271     14.750   205,000.00 N                      CR     3%/0%/0% IN YR1/2/3                     68.57142857       IRVINE
4000523308     13.875   105,000.00 N                      CR     None                                    0                 IRVINE
4000523369               37,000.00 N                      CR     None                                    0                 IRVINE
4000523613     14.000   120,050.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000523641     13.750    79,900.00 N                      CR     2% prepaid                              48.27409325       IRVINE
4000524051     13.999   154,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    62.50781348       IRVINE
4000524075              190,000.00 N                      CR     1% prepaid                              24.13704663       IRVINE
4000524106               54,200.00 N                      CR     3%/2%/1% in yr 1/2/3                    57.97101449       IRVINE
4000524215     13.500   268,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000524259     12.875   252,000.00 N                      CR     3%/0%/0% IN YR 1/2/3                    87.27272727       IRVINE
4000524495     14.375   163,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    59.70149254       IRVINE
4000524690     15.250   120,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    54.05405405       IRVINE
4000524691     14.750    75,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000524736     13.625    70,000.00 N                      CR     None                                    0                 IRVINE
4000524768     13.125   109,900.00 N                      CR     None                                    0                 IRVINE
4000524788     14.625   357,300.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000524872     13.750   218,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000524927     15.500    67,600.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000524940     13.875   282,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000524964     13.999    97,850.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.00625078       IRVINE
4000525055     14.750   110,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000525079     13.375    43,000.00 N                      CR     None                                    0                 IRVINE
4000525142               40,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    40.50632911       IRVINE
4000525177     15.875    50,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000525363               72,953.46 N                      CR     1% prepaid                              23.48914141       IRVINE
4000525368     13.250    55,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000525371     15.625    45,050.00 N                      CR     None                                    0                 IRVINE
4000525384     13.875   143,900.00 N                      CR     3%/1%/1% IN YR 1/2/3                    50.79365079       IRVINE
4000525387     14.875   147,917.03 N                      CR     None                                    0                 IRVINE
4000525422     15.375    59,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000525455     14.000   124,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    50                IRVINE
4000525489     14.875    99,000.00 N                      CR     None                                    0                 IRVINE
4000525519     14.625   169,500.00 N                      CR     None                                    0                 IRVINE
4000525655     13.625   500,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000525690     14.750   340,000.00 N                      CR     None                                    0                 IRVINE
4000525694     14.250    80,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    60.60606061       IRVINE
4000525704               58,000.00 N                      CR     1% prepaid                              24.13704663       IRVINE
4000525737     14.750    60,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000525819     14.375    76,000.00 N                      CR     3%/2%/0%                                59.70149254       IRVINE
4000525835              139,896.10 N                      CR     None                                    0                 IRVINE
4000525836     13.750    98,859.80 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000525862     14.000   167,500.00 N                      CR     None                                    0                 IRVINE
4000525881     15.500    83,600.00 N                      CR     None                                    0                 IRVINE
4000525898     13.875    56,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000525962     14.500   154,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000526233     13.625   117,500.00 N                      CR     None                                    0                 IRVINE
4000526490     15.375    48,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000526509     14.125    44,400.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000526510     15.875    55,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000526561              122,000.00 N                      CR     None                                    0                 IRVINE
4000526598     15.625   188,400.00 N                      CR     None                                    0                 IRVINE
4000526602     14.375    45,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000526610     14.750   624,850.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000526612     14.500   133,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000526617     15.250    68,500.00 N                      CR     3%/2%/0%                                54.05405405       IRVINE
4000526620     13.500   169,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    53.33333333       IRVINE
4000526623     14.625    52,968.71 N                      CR     3%/2%/0%                                57.97101449       IRVINE
4000526654     13.875    58,900.00 N                      CR     None                                    0                 IRVINE
4000526708     13.500    89,900.00 N                      CR     3%/2%/0% IN YR 1/2/3                    66.66666667       IRVINE
4000526793     13.625   141,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000526912     15.125   118,850.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000526927               57,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000526950     13.875   296,749.06 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000526953     14.000   159,000.00 N                      CR     None                                    0                 IRVINE
4000526997     13.999    96,000.00 N                      CR     3%/1%/1% IN YR 1/2/3                    50.00625078       IRVINE
4000527124     14.750    72,000.00 N                      CR     3%/2%/0%                                57.14285714       IRVINE
4000527177     13.750   134,000.00 N                      CR     None                                    0                 IRVINE
4000527248     13.875    71,808.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000527292     14.875   125,900.00 N                      CR     None                                    0                 IRVINE
4000527302     14.875   460,000.00 N                      CR     None                                    0                 IRVINE
4000527468     14.375    86,000.00 N                      CR     None                                    0                 IRVINE
4000527496     14.500   129,900.00 N                      CR     None                                    0                 IRVINE
4000527502     13.990   129,500.00 N                      CR     None                                    0                 IRVINE
4000527534     14.375   797,504.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000527598     14.750   157,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    44.44444444       IRVINE
4000527669     14.625   123,500.00 N                      CR     3%/2%/0% IN YR 1/2/3                    57.97101449       IRVINE
4000527671     14.500   156,000.00 N                      CR     3%/0%/0%                                70.58823529       IRVINE
4000527710     14.875    70,000.00 N                      CR     None                                    0                 IRVINE
4000527806     15.125   265,000.00 N                      CR     3%/2%/0%                                54.79452055       IRVINE
4000527815     13.375   282,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000527828     13.990    82,500.00 N                      CR     None                                    0                 IRVINE
4000527935     14.250    89,900.00 N                      CR     3%/2%/1% in yr 1/2/3                    48.48484848       IRVINE
4000527964     14.999    47,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000528055     15.375    74,500.00 N                      CR     None                                    0                 IRVINE
4000528057     13.375   107,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000528066     14.500    79,500.00 N                      CR     None                                    0                 IRVINE
4000528102     14.250   190,500.00 N                      CR     None                                    0                 IRVINE
4000528184               39,000.00 N                      CR     None                                    0                 IRVINE
4000528212     14.500    68,600.00 N                      CR     3%/2%/0% IN YR 1/2/3                    58.82352941       IRVINE
4000528214     13.625   280,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000528262     13.999   180,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000528265     13.625   376,000.00 N                      CR     3%/0%/0% IN YR 1/2/3                    78.68852459       IRVINE
4000528272     14.875   111,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000528288     14.875    95,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    45.07042254       IRVINE
4000528313     14.875   107,439.73 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000528335     14.375   320,000.00 N                      CR     None                                    0                 IRVINE
4000528414               74,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000528446     14.625    94,600.00 N                      CR     None                                    0                 IRVINE
4000528481     15.500    52,953.03 N                      CR     3%/2%/0%                                52.63157895       IRVINE
4000528544     14.750    77,000.00 N                      CR     3%,1%,1%                                45.71428571       IRVINE
4000528571     14.500   181,600.00 N                      CR     None                                    0                 IRVINE
4000528660              291,005.00 N                      CR     None                                    0                 IRVINE
4000528692     14.875    69,500.00 N                      CR     3%/2%/0% IN YR 1/2/3                    56.33802817       IRVINE
4000528727     14.875   145,000.00 N                      CR     None                                    0                 IRVINE
4000528743     14.375   170,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    59.70149254       IRVINE
4000528818     15.125   106,000.00 N                      CR     None                                    0                 IRVINE
4000528843     14.750   112,500.00 N                      CR     less or of 2% prepaid or 60 days int    46.97828282       IRVINE
4000528846     15.875    66,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000528869     14.125    71,900.00 N                      CR     3%/1%/1% IN YR 1/2/3                    49.23076923       IRVINE
4000528988     13.000   133,000.00 N                      CR     3%/1%/1% IN YR 1/2/3                    57.14285714       IRVINE
4000529073     12.990   216,000.00 N                      CR     None                                    0                 IRVINE
4000529084     14.750    95,000.00 N                      CR     3%/1%/1% IN YR 1/2/3                    45.71428571       IRVINE
4000529085     14.875    60,000.00 N                      CR     3%/1%/1% IN YR 1/2/3                    45.07042254       IRVINE
4000529126     14.625    27,900.00 N                      CR     3%/2%/0% IN YR 1/2/3                    57.97101449       IRVINE
4000529282     14.250    79,948.99 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000529295     14.000   156,900.00 N                      CR     None                                    0                 IRVINE
4000529305               39,500.00 N                      CR     1% prepaid                              24.13704663       IRVINE
4000529385               60,600.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000529429     14.625    81,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000529656     14.250   239,000.00 N                      CR     less or of 2% prepaid or 60 days int    46.97828282       IRVINE
4000529673     14.750   157,800.00 N                      CR     3%/2%/0% IN YR 1/2/3                    57.14285714       IRVINE
4000529716     14.000   186,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    62.5              IRVINE
4000529747     14.625    82,978.00 N                      CR     None                                    0                 IRVINE
4000529758              110,000.00 N                      CR     1% prepaid                              24.13704663       IRVINE
4000529768     13.375   136,895.76 N                      CR     None                                    0                 IRVINE
4000529780     13.500    91,350.00 N                      CR     None                                    0                 IRVINE
4000529983              249,900.00 N                      CR     None                                    0                 IRVINE
4000530062              165,000.00 N                      CR     None                                    0                 IRVINE
4000530103               54,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000530109     14.000    69,000.00 N                      CR     3%/1%/1% IN YR 1/2/3                    50                IRVINE
4000530123     13.875    95,000.00 N                      CR     None                                    0                 IRVINE
4000530182     13.750    87,000.00 N                      CR     3%,2%,0%                                64.51612903       IRVINE
4000530201               84,952.35 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000530220     14.250   141,000.00 N                      CR     3%/2%/0%                                60.60606061       IRVINE
4000530287     14.375   136,000.00 N                      CR     None                                    0                 IRVINE
4000530310     14.750    78,970.00 N                      CR     None                                    0                 IRVINE
4000530391     14.375   135,000.00 N                      CR     None                                    0                 IRVINE
4000530405     13.750    84,940.01 N                      CR     None                                    0                 IRVINE
4000530441              146,500.00 N                      CR     None                                    0                 IRVINE
4000530498     14.500    67,600.00 N                      CR     None                                    0                 IRVINE
4000530569               50,000.00 N                      CR     1% prepaid                              24.13704663       IRVINE
4000530634     14.250    50,800.00 N                      CR     3%/2%/0%                                60.60606061       IRVINE
4000530739               62,000.00 N                      CR     None                                    0                 IRVINE
4000530759     14.125    98,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    61.53846154       IRVINE
4000530774     14.125    83,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    49.23076923       IRVINE
4000530775     14.750   112,700.00 N                      CR     12 MO.S INTEREST LESS 20% OBAL          80                IRVINE
4000530776               44,976.06 N                      CR     1% prepaid                              23.48914141       IRVINE
4000530794     13.125   199,740.15 N                      CR     3%/1%/1%                                56.14035088       IRVINE
4000530827     15.750    42,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000530893     13.875   128,700.00 N                      CR     3%/2%/0% IN YR 1/2/3                    63.49206349       IRVINE
4000530928     13.875    89,600.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.79365079       IRVINE
4000530967     13.625   361,100.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000530997               57,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000531018               58,900.00 N                      CR     1% prepaid                              24.13704663       IRVINE
4000531067     13.500   155,000.00 N                      CR     3%/1%/1% IN YR 1/2/3                    53.33333333       IRVINE
4000531069     14.375    77,250.00 N                      CR     3%/2%/0% IN YR 1/2/3                    59.70149254       IRVINE
4000531104               95,000.00 N                      CR     1% prepaid                              24.13704663       IRVINE
4000531122     14.500   289,900.00 N                      CR     less or of 2% prepaid or 60 days int    46.97828282       IRVINE
4000531315     14.875   142,919.83 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000531320     14.000   119,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000531332     13.625   180,000.00 N                      CR     None                                    0                 IRVINE
4000531356     14.625   120,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    57.97101449       IRVINE
4000531361     14.375   132,500.00 N                      CR     None                                    0                 IRVINE
4000531373     14.375    66,250.00 N                      CR     None                                    0                 IRVINE
4000531376     13.500   490,000.00 N                      CR     None                                    0                 IRVINE
4000531410     13.750    92,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000531432              305,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000531460     15.500    90,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    52.63157895       IRVINE
4000531502     14.625   130,000.00 N                      CR     None                                    0                 IRVINE
4000531517     14.500   112,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    58.82352941       IRVINE
4000531520     13.750   138,875.00 N                      CR     3%/2%/0% IN YR 1/2/3                    64.51612903       IRVINE
4000531566     13.875   133,000.00 N                      CR     3%/1%/1% IN YR 1/2/3                    50.79365079       IRVINE
4000531585     14.500   149,500.00 N                      CR     None                                    0                 IRVINE
4000531629     14.375   179,900.00 N                      CR     None                                    0                 IRVINE
4000531674     14.375   137,900.00 N                      CR     3%/2%/0%                                59.70149254       IRVINE
4000531677     14.625    93,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    46.37681159       IRVINE
4000531715     14.000    96,900.00 N                      CR     None                                    0                 IRVINE
4000531772     13.875   235,000.00 N                      CR     None                                    0                 IRVINE
4000531818     13.990    78,900.00 N                      CR     None                                    0                 IRVINE
4000531923     14.375   197,000.00 N                      CR     None                                    0                 IRVINE
4000531934              110,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000532068               49,668.00 N                      CR     1% prepaid                              24.13704663       IRVINE
4000532078     14.625   309,000.00 N                      CR     None                                    0                 IRVINE
4000532139     15.375    28,620.00 N                      CR     None                                    0                 IRVINE
4000532260     13.875   189,249.67 N                      CR     60 DAYS/20%                             80                IRVINE
4000532334     15.625   205,000.00 N                      CR     None                                    0                 IRVINE
4000532340     13.625   117,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    52.45901639       IRVINE
4000532349     14.250   112,000.00 N                      CR     None                                    0                 IRVINE
4000532376     14.250   217,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000532380     14.125    48,500.00 N                      CR     None                                    0                 IRVINE
4000532393     12.875   227,000.00 N                      CR     3%/1%/1% IN YR 1/2/3                    58.18181818       IRVINE
4000532398     14.625    63,000.00 N                      CR     None                                    0                 IRVINE
4000532425     15.125    40,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    54.79452055       IRVINE
4000532427     14.625    48,800.00 N                      CR     3%/2%/0%                                57.97101449       IRVINE
4000532463     14.500   123,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000532483     15.500    66,967.05 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000532484     12.750   137,400.00 N                      CR     3%/2%/1% in yr 1/2/3                    59.25925926       IRVINE
4000532492     14.750    83,000.00 N                      CR     None                                    0                 IRVINE
4000532558     12.875   105,850.00 N                      CR     3%/1%/1%                                58.18181818       IRVINE
4000532596               42,000.00 N                      CR     None                                    0                 IRVINE
4000532607     15.999   700,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000532632     14.500   390,000.00 N                      CR     None                                    0                 IRVINE
4000532712     14.250   249,250.00 N                      CR     None                                    0                 IRVINE
4000532745               40,000.00 N                      CR     1% prepaid                              24.13704663       IRVINE
4000532790     14.125   960,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000532827     13.625   124,400.00 N                      CR     None                                    0                 IRVINE
4000532846              640,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000532856     16.000    68,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000532907     13.875   225,000.00 N                      CR     2% prepaid                              48.27409325       IRVINE
4000532926               65,700.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000532937               44,000.00 N                      CR     None                                    0                 IRVINE
4000532939     13.625   139,900.00 N                      CR     3%/1%/1% IN YR 1/2/3                    52.45901639       IRVINE
4000532947               39,000.00 N                      CR     None                                    0                 IRVINE
4000533007     15.875   103,500.00 N                      CR     None                                    0                 IRVINE
4000533044     15.500   374,275.00 N                      CR     None                                    0                 IRVINE
4000533122     13.250   179,900.00 N                      CR     2% prepaid                              48.27409325       IRVINE
4000533192     14.125   173,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000533205     14.500    99,939.42 N                      CR     3%/1%/0%                                58.82352941       IRVINE
4000533284     14.500   170,000.00 N                      CR     None                                    0                 IRVINE
4000533316     14.125    71,650.00 N                      CR     3%/2%/0% IN YR 1/2/3                    61.53846154       IRVINE
4000533324     13.875    87,900.00 N                      CR     3%/1%/1% IN YR 1/2/3                    50.79365079       IRVINE
4000533358               63,300.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000533427     13.375   129,400.00 N                      CR     less or of 2% prepaid or 60 days int    48.27409325       IRVINE
4000533430     15.125   153,450.00 N                      CR     None                                    0                 IRVINE
4000533480              193,750.00 N                      CR     None                                    0                 IRVINE
4000533501     15.250    68,500.00 N                      CR     None                                    0                 IRVINE
4000533521     14.250   147,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000533535               47,872.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000533580     13.250   123,600.00 N                      CR     3%/2%/1% in yr 1/2/3                    55.17241379       IRVINE
4000533582     14.125    74,900.00 N                      CR     3%/2%/1% in yr 1/2/3                    49.23076923       IRVINE
4000533618     14.250   160,697.46 N                      CR     3%/2%/0%                                60.60606061       IRVINE
4000533622     14.625   167,500.00 N                      CR     None                                    0                 IRVINE
4000533625     14.875    88,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000533922               73,150.00 N                      CR     None                                    0                 IRVINE
4000533969     14.375   148,200.00 N                      CR     None                                    0                 IRVINE
4000533985              142,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000534068     14.999    97,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000534108               47,500.00 N                      CR     3%/2%/0%                                52.63157895       IRVINE
4000534130     13.000   139,900.00 N                      CR     None                                    0                 IRVINE
4000534147               65,000.00 N                      CR     None                                    0                 IRVINE
4000534154     14.375   276,060.00 N                      CR     None                                    0                 IRVINE
4000534156               47,350.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000534161     14.500    75,454.26 N                      CR     3%/1%/0%                                58.82352941       IRVINE
4000534189     14.375    75,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000534191     13.750   400,000.00 N                      CR     None                                    0                 IRVINE
4000534195              113,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000534217     14.250   740,000.00 N                      CR     3%/0%/0% IN YR 1/2/3                    0                 IRVINE
4000534245     14.000    62,000.00 N                      CR     3%/1%/1% IN YR 1/2/3                    50                IRVINE
4000534330     14.875    90,349.32 N                      CR     3%/1%/0%                                56.33802817       IRVINE
4000534383     13.999   139,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000534435     13.875   111,500.00 N                      CR     3%/1%/1%                                50.79365079       IRVINE
4000534451     13.999   120,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000534462     14.375   115,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000534474     14.375    63,600.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000534506     13.500   142,000.00 N                      CR     3%/1%/1% IN YR 1/2/3                    53.33333333       IRVINE
4000534541              350,000.00 N                      CR     1% prepaid                              24.13704663       IRVINE
4000534544     14.500    75,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    47.05882353       IRVINE
4000534546     14.250    74,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000534589     14.875    35,000.00 N                      CR     None                                    0                 IRVINE
4000534654     14.750   216,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    57.14285714       IRVINE
4000534764     13.500    30,000.00 N                      CR     None                                    0                 IRVINE
4000534798     14.500   110,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    47.05882353       IRVINE
4000534831     14.500   150,000.00 N                      CR     3%/2%/0% in yr 1/2/3                    58.82352941       IRVINE
4000534845               75,000.00 N                      CR     None                                    0                 IRVINE
4000534859     14.250   301,850.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000534907              126,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000534944               35,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000535003     13.500   740,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000535038     13.999   102,900.00 N                      CR     3%/2%/0%                                62.50781348       IRVINE
4000535054     14.375   109,450.00 N                      CR     None                                    0                 IRVINE
4000535069     13.625   122,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000535096     13.375   167,000.00 N                      CR     None                                    0                 IRVINE
4000535186     13.250    80,936.82 N                      CR     3%/1%/0%                                68.96551724       IRVINE
4000535197     14.750   146,800.00 N                      CR     3%/2%/0% IN YR 1/2/3                    57.14285714       IRVINE
4000535226     13.375    60,000.00 N                      CR     None                                    0                 IRVINE
4000535228               86,350.00 N                      CR     1% prepaid                              24.13704663       IRVINE
4000535281     13.625   615,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000535287     13.375   105,800.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000535339     14.375    59,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000535375     15.500    41,390.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000535466     15.250    59,900.00 N                      CR     3%/2%/1% in yr 1/2/3                    43.24324324       IRVINE
4000535474     14.625   257,000.00 N                      CR     None                                    0                 IRVINE
4000535480     12.990   245,000.00 N                      CR     6 MO.S INTEREST LESS 20% OBAL           71.53075823       IRVINE
4000535481               51,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000535489              188,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000535497              111,500.00 N                      CR     None                                    0                 IRVINE
4000535498     14.750    49,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000535521     15.125    45,000.00 N                      CR     None                                    0                 IRVINE
4000535559     14.500   147,200.00 N                      CR     3%/2%/0% IN YR 1/2/3                    58.82352941       IRVINE
4000535565     13.125   104,000.00 N                      CR     None                                    0                 IRVINE
4000535573     13.875   102,700.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.79365079       IRVINE
4000535620     13.750   478,000.00 N                      CR     None                                    0                 IRVINE
4000535645              138,500.00 N                      CR     1% prepaid                              24.13704663       IRVINE
4000535659     14.875   200,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000535700     15.750   118,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000535711     14.750   450,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000535749     14.000   179,000.00 N                      CR     None                                    0                 IRVINE
4000535801     15.250    46,300.00 N                      CR     3%/2%/1% in yr 1/2/3                    54.05405405       IRVINE
4000535818     14.375   211,000.00 N                      CR     None                                    0                 IRVINE
4000535868     14.999   152,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000535871              125,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    55.56172908       IRVINE
4000535899     12.990   235,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    71.53075823       IRVINE
4000535922     14.375   189,950.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000535928     14.500   229,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000535938     13.750   203,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000535953              110,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000536134     14.750   362,000.00 N                      CR     None                                    0                 IRVINE
4000536171               44,900.00 N                      CR     less or of 2% prepaid or 60 days int    48.27409325       IRVINE
4000536181     15.250    61,600.00 N                      CR     2% prepaid                              48.27409325       IRVINE
4000536206     15.375    63,367.98 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000536225     13.625   216,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000536256     14.375    37,100.00 N                      CR     None                                    0                 IRVINE
4000536270     12.875   261,000.00 N                      CR     None                                    0                 IRVINE
4000536292     14.375   198,000.00 N                      CR     None                                    0                 IRVINE
4000536355     15.625   220,000.00 N                      CR     None                                    0                 IRVINE
4000536390     14.750   112,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000536401     14.375   157,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    47.76119403       IRVINE
4000536422     13.875   119,500.00 N                      CR     None                                    0                 IRVINE
4000536430               76,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    46.37681159       IRVINE
4000536449     14.000    55,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000536482     14.500   105,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    58.82352941       IRVINE
4000536505     14.125   125,000.00 N                      CR     3%/1%/0% IN YR 1/2/3                    61.53846154       IRVINE
4000536512              145,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    48.48484848       IRVINE
4000536528     14.125    63,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    61.53846154       IRVINE
4000536540     14.500   188,600.00 N                      CR     less or of 2% prepaid or 60 days int    48.27409325       IRVINE
4000536581     12.999   102,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    71.43877697       IRVINE
4000536625     13.750    95,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000536628     15.750    71,750.00 N                      CR     None                                    0                 IRVINE
4000536643     14.875   179,000.00 N                      CR     None                                    0                 IRVINE
4000536668     14.625   107,900.00 N                      CR     3%/2%/0% IN YR 1/2/3                    57.97101449       IRVINE
4000536670     13.750   154,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000536671     13.875   147,650.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000536675     15.125    63,800.00 N                      CR     None                                    0                 IRVINE
4000536676     14.625    76,000.00 N                      CR     3%/1%/1%                                46.37681159       IRVINE
4000536677     14.625    58,465.46 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000536683               77,000.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000536728     14.750   185,900.00 N                      CR     None                                    0                 IRVINE
4000536743     13.625   201,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    65.57377049       IRVINE
4000536747     13.250   108,950.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000536788     13.375    93,000.00 N                      CR     3%/1%/0% IN YR 1/2/3                    67.79661017       IRVINE
4000536790     14.125   180,500.00 N                      CR     None                                    0                 IRVINE
4000536791     13.750    86,500.00 N                      CR     3%/1%/0% IN YR 1/2/3                    64.51612903       IRVINE
4000536793     14.750    94,945.34 N                      CR     None                                    0                 IRVINE
4000536794     14.500    99,900.00 N                      CR     3%/1%/0% IN YR 1/2/3                    58.82352941       IRVINE
4000536882     14.625   138,000.00 N                      CR     3%/0%/0%                                69.56521739       IRVINE
4000536888     14.125   189,900.00 N                      CR     2% prepaid                              48.27409325       IRVINE
4000536893     14.875    84,000.00 N                      CR     None                                    0                 IRVINE
4000536931     13.999   139,000.00 N                      CR     3%/1%/1%                                50.00625078       IRVINE
4000536949     14.125   175,600.00 N                      CR     3%/1%/1% IN YR 1/2/3                    49.23076923       IRVINE
4000536954     14.999   182,000.00 N                      CR     None                                    0                 IRVINE
4000536961     14.250   211,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000536962     15.125   215,000.00 N                      CR     None                                    0                 IRVINE
4000537011     14.990    52,500.00 N                      CR     None                                    0                 IRVINE
4000537031     13.999   101,900.00 N                      CR     None                                    0                 IRVINE
4000537036     14.625    42,900.00 N                      CR     None                                    0                 IRVINE
4000537068     14.750   379,900.00 N                      CR     None                                    0                 IRVINE
4000537075               69,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000537076     14.375    76,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000537083     13.250   107,400.00 N                      CR     None                                    0                 IRVINE
4000537087               71,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000537171     13.875    42,500.00 N                      CR     3%/2%/0% IN YR 1/2/3                    63.49206349       IRVINE
4000537264     13.750   132,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000537265     14.250   260,000.00 N                      CR     None                                    0                 IRVINE
4000537267     14.125   104,000.00 N                      CR     3%/0%/0%                                73.84615385       IRVINE
4000537279     13.875   127,300.00 N                      CR     None                                    0                 IRVINE
4000537353     13.750    92,000.00 N                      CR     None                                    0                 IRVINE
4000537356     13.500   120,000.00 N                      CR     3%/1%/1% IN YR 1/2/3                    53.33333333       IRVINE
4000537358     13.375   575,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000537369              114,900.00 N                      CR     None                                    0                 IRVINE
4000537373               90,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000537379               92,553.00 N                      CR     None                                    0                 IRVINE
4000537388     14.750   120,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000537403               51,100.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000537416     14.500   180,000.00 N                      CR     None                                    0                 IRVINE
4000537430     13.500   285,000.00 N                      CR     3%/1%/1% IN YR 1/2/3                    53.33333333       IRVINE
4000537451     14.125    81,000.00 N                      CR     3%/1%/0%                                61.53846154       IRVINE
4000537507     15.000    39,000.00 N                      CR     None                                    0                 IRVINE
4000537509               74,200.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000537516     14.375   347,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000537521     15.125   455,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000537535     14.250   234,700.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000537560     14.375    70,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    59.70149254       IRVINE
4000537578     14.875    62,900.00 N                      CR     3%/2%/0%                                56.33802817       IRVINE
4000537596     14.750    56,900.00 N                      CR     3%/2%/0% IN YR 1/2/3                    57.14285714       IRVINE
4000537613     14.375   160,000.00 N                      CR     3%/2%/0%                                59.70149254       IRVINE
4000537630     14.625    95,400.00 N                      CR     3%/1%/1%                                46.37681159       IRVINE
4000537636     14.000    99,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    62.5              IRVINE
4000537653     13.750   125,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000537666     14.375    57,900.00 N                      CR     3%/2%/0% IN YR 1/2/3                    59.70149254       IRVINE
4000537678     14.500   510,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000537691              150,000.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000537695     14.500    75,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    58.82352941       IRVINE
4000537715     14.750   218,865.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000537734     13.125   850,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000537750     13.999   193,500.00 N                      CR     3%/1%/0% IN YR 1/2/3                    62.50781348       IRVINE
4000537759     13.875   101,000.00 N                      CR     3%/1%/1%                                50.79365079       IRVINE
4000537782     14.625    90,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    46.37681159       IRVINE
4000537792     13.625   238,000.00 N                      CR     None                                    0                 IRVINE
4000537825     13.625    88,577.00 N                      CR     None                                    0                 IRVINE
4000537848     15.875   144,434.35 N                      CR     None                                    0                 IRVINE
4000537863     13.750   432,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000537869     14.250    69,500.00 N                      CR     None                                    0                 IRVINE
4000537873               94,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    42.66666667       IRVINE
4000537882     12.999   152,874.56 N                      CR     3%/1%/1%                                57.15102157       IRVINE
4000537920     15.000   160,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000537924     15.125   112,900.00 N                      CR     None                                    0                 IRVINE
4000537948     15.500   143,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000537962     13.875   241,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000538007     13.500   245,000.00 N                      CR     None                                    0                 IRVINE
4000538038     14.250   220,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000538052     14.875   155,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000538058     15.250   170,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000538064     14.500   147,000.00 N                      CR     None                                    0                 IRVINE
4000538109     13.750   144,900.00 N                      CR     None                                    0                 IRVINE
4000538187     15.375    50,250.00 N                      CR     3%/2%/1% in yr 1/2/3                    42.66666667       IRVINE
4000538191              165,000.00 N                      CR     2% prepaid                              48.27409325       IRVINE
4000538217              100,000.00 N                      CR     None                                    0                 IRVINE
4000538288     14.000    78,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    62.5              IRVINE
4000538296     14.125   118,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    61.53846154       IRVINE
4000538303     15.125    39,978.72 N                      CR     3% 2% 0%                                54.79452055       IRVINE
4000538331     16.125    50,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000538361              163,500.00 N                      CR     None                                    0                 IRVINE
4000538373               60,000.00 N                      CR     None                                    0                 IRVINE
4000538387     14.875    69,146.00 N                      CR     None                                    0                 IRVINE
4000538420     14.375    98,838.53 N                      CR     3%/2%/0% IN YR 1/2/3                    59.70149254       IRVINE
4000538452     17.125    36,500.00 N                      CR     None                                    0                 IRVINE
4000538465     14.125   210,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000538474              129,917.10 N                      CR     None                                    0                 IRVINE
4000538492     12.875    98,000.00 N                      CR     None                                    0                 IRVINE
4000538509              108,000.00 N                      CR     None                                    0                 IRVINE
4000538514     15.990    47,800.00 N                      CR     None                                    0                 IRVINE
4000538527     13.875   141,500.00 N                      CR     None                                    0                 IRVINE
4000538532     13.375    84,000.00 N                      CR     None                                    0                 IRVINE
4000538539     14.250   172,350.00 N                      CR     None                                    0                 IRVINE
4000538558     13.750   298,300.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000538571     14.999   164,900.00 N                      CR     None                                    0                 IRVINE
4000538585               42,400.00 N                      CR     None                                    0                 IRVINE
4000538647     15.999    50,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000538653     13.625   129,900.00 N                      CR     3/0/0%                                  78.68852459       IRVINE
4000538664              550,850.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000538771     14.625   127,700.00 N                      CR     None                                    0                 IRVINE
4000538781               80,000.00 N                      CR     None                                    0                 IRVINE
4000538801     14.875    67,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000538807     15.375    65,500.00 N                      CR     3%/2%/0% IN YR 1/2/3                    53.33333333       IRVINE
4000538811     13.875   160,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.79365079       IRVINE
4000538817     15.750   115,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000538823               86,000.00 N                      CR     1% prepaid                              24.13704663       IRVINE
4000538844     15.625    67,850.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000538846     14.750    88,500.00 N                      CR     None                                    0                 IRVINE
4000538853     14.625   130,350.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000538868               76,500.00 N                      CR     1% prepaid                              24.13704663       IRVINE
4000538877     14.500    75,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000538878     13.375   187,000.00 N                      CR     None                                    0                 IRVINE
4000538892     14.250   135,391.00 N                      CR     3%/2%/0% IN YR 1/2/3                    60.60606061       IRVINE
4000538897     14.125    94,900.00 N                      CR     3%/2%/1% in yr 1/2/3                    49.23076923       IRVINE
4000538900     14.375   246,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000538908     14.000    79,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    62.5              IRVINE
4000538925     13.375   161,377.11 N                      CR     None                                    0                 IRVINE
4000538953     13.625   154,900.00 N                      CR     None                                    0                 IRVINE
4000538991     14.750    50,000.00 N                      CR     None                                    0                 IRVINE
4000539007     13.875   144,800.00 N                      CR     None                                    0                 IRVINE
4000539008     14.000   256,000.00 N                      CR     less or of 2% prepaid or 60 days int    48.27409325       IRVINE
4000539014               76,000.00 N                      CR     None                                    0                 IRVINE
4000539028     12.999   200,000.00 N                      CR     3%/1%/1% IN YR 1/2/3                    57.15102157       IRVINE
4000539052     14.999    77,207.79 N                      CR     3%/1%/0%                                55.56172908       IRVINE
4000539074     14.625    54,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000539083     13.625   493,206.00 N                      CR     None                                    0                 IRVINE
4000539118     13.125   205,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000539131     14.750   138,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000539145     14.000   203,600.00 N                      CR     None                                    0                 IRVINE
4000539175               84,000.00 N                      CR     None                                    0                 IRVINE
4000539225              146,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000539257     14.250    64,900.00 N                      CR     3%/2%/1% in yr 1/2/3                    60.60606061       IRVINE
4000539283     13.750   185,000.00 N                      CR     None                                    0                 IRVINE
4000539286     15.000    43,500.00 N                      CR     None                                    0                 IRVINE
4000539328     14.500   156,840.00 N                      CR     3%/2%/1% in yr 1/2/3                    58.82352941       IRVINE
4000539341     15.375   122,000.00 N                      CR     3/1/1%                                  42.66666667       IRVINE
4000539344               48,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000539380               79,000.00 N                      CR     2% prepaid                              48.27409325       IRVINE
4000539442     13.875   872,763.00 N                      CR     None                                    0                 IRVINE
4000539452     14.875    65,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    45.07042254       IRVINE
4000539463     14.000   240,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000539495     15.000    54,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000539506     15.500    89,000.00 N                      CR     None                                    0                 IRVINE
4000539515     15.250    60,700.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000539550     15.000   107,000.00 N                      CR     None                                    0                 IRVINE
4000539596              150,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000539614               67,465.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000539631     13.125   345,050.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000539661     15.500   179,000.00 N                      CR     None                                    0                 IRVINE
4000539686     13.875   140,000.00 N                      CR     None                                    0                 IRVINE
4000539689     14.000    69,000.00 N                      CR     None                                    0                 IRVINE
4000539703     13.999   243,500.00 N                      CR     None                                    0                 IRVINE
4000539729     14.375    64,900.00 N                      CR     None                                    0                 IRVINE
4000539745     14.000    96,000.00 N                      CR     3%/1%/1% IN YR 1/2/3                    50                IRVINE
4000539778     13.625   123,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000539779     15.875    80,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    50.63291139       IRVINE
4000539797     13.875    84,000.00 N                      CR     3%/1%/0% IN YR 1/2/3                    63.49206349       IRVINE
4000539822     14.500   264,000.00 N                      CR     None                                    0                 IRVINE
4000539824               79,961.68 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000539835     14.000   180,000.00 N                      CR     3/1/1%                                  50                IRVINE
4000539843     15.250    58,500.00 N                      CR     None                                    0                 IRVINE
4000539849               69,000.00 N                      CR     None                                    0                 IRVINE
4000539875     13.750   384,728.27 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000539898     14.500    74,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    47.05882353       IRVINE
4000539934     13.375   146,260.00 N                      CR     2 MO.S INTEREST LESS 20% OBAL           80                IRVINE
4000539992     14.125   164,892.07 N                      CR     None                                    0                 IRVINE
4000540116     14.625   459,728.42 N                      CR     None                                    0                 IRVINE
4000540118               70,250.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000540119     14.750   158,000.00 N                      CR     None                                    0                 IRVINE
4000540121     15.500    63,900.00 N                      CR     None                                    0                 IRVINE
4000540163     14.500    97,689.00 N                      CR     2% prepaid                              48.27409325       IRVINE
4000540188     14.000   101,000.00 N                      CR     3%/1%/1% IN YR 1/2/3                    50                IRVINE
4000540207     14.625   190,000.00 N                      CR     3%/1%/0% IN YR 1/2/3                    57.97101449       IRVINE
4000540214               56,000.00 N                      CR     None                                    0                 IRVINE
4000540219     13.999   107,500.00 N                      CR     None                                    0                 IRVINE
4000540220     14.500    79,500.00 N                      CR     3%/2%/0% IN YR 1/2/3                    58.82352941       IRVINE
4000540226     13.000   199,000.00 N                      CR     2% prepaid                              48.27409325       IRVINE
4000540239     14.375    93,000.00 N                      CR     None                                    0                 IRVINE
4000540258               59,000.00 N                      CR     None                                    0                 IRVINE
4000540279     13.875    56,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.79365079       IRVINE
4000540342              300,000.00 N                      CR     None                                    0                 IRVINE
4000540364     13.750    77,400.00 N                      CR     3%/2%/1% in yr 1/2/3                    51.61290323       IRVINE
4000540368               84,000.00 N                      CR     None                                    0                 IRVINE
4000540561     14.000   202,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000540592     14.375   233,000.00 N                      CR     3/1/1%                                  47.76119403       IRVINE
4000540603              130,000.00 N                      CR     None                                    0                 IRVINE
4000540614     13.500    85,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    66.66666667       IRVINE
4000540651     13.250   103,500.00 N                      CR     None                                    0                 IRVINE
4000540673     14.375   250,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    47.76119403       IRVINE
4000540683     14.625    81,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000540687     15.875   157,000.00 N                      CR     None                                    0                 IRVINE
4000540698     13.750    85,000.00 N                      CR     None                                    0                 IRVINE
4000540704     15.375   219,888.90 N                      CR     3%/1%/0%                                53.33333333       IRVINE
4000540731     13.250   162,900.00 N                      CR     None                                    0                 IRVINE
4000540761               88,000.00 N                      CR     None                                    0                 IRVINE
4000540770     13.375   242,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000540777     14.875    80,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    56.33802817       IRVINE
4000540818               37,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000540890     15.625    94,000.00 N                      CR     3%/2%/0%                                51.94805195       IRVINE
4000540937     12.999   150,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    71.43877697       IRVINE
4000540947     14.500   109,933.37 N                      CR     None                                    0                 IRVINE
4000540964     13.750   131,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000540969     14.875    79,455.43 N                      CR     None                                    0                 IRVINE
4000540990     14.625   191,500.00 N                      CR     None                                    0                 IRVINE
4000541021     14.375   150,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000541052     15.375    96,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    53.33333333       IRVINE
4000541080     13.875   325,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000541082     14.125   312,000.00 N                      CR     None                                    0                 IRVINE
4000541103     13.999   121,918.12 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000541107     15.375    40,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000541122     15.875    72,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000541152               96,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000541155     14.500    75,260.00 N                      CR     None                                    0                 IRVINE
4000541172     14.125    72,000.00 N                      CR     3%/1%/1% IN YR 1/2/3                    49.23076923       IRVINE
4000541177     14.500   233,000.00 N                      CR     3%/2%/0%                                58.82352941       IRVINE
4000541186     14.000   115,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    50                IRVINE
4000541199     15.500    97,000.00 N                      CR     None                                    0                 IRVINE
4000541219     13.625   119,363.55 N                      CR     3/1/1%                                  52.45901639       IRVINE
4000541228     15.750    61,000.00 N                      CR     3%/2%/0% in yr 1/2/3                    51.28205128       IRVINE
4000541240     14.750    60,500.00 N                      CR     3%/2%/0% IN YR 1/2/3                    57.14285714       IRVINE
4000541256     13.500   320,000.00 N                      CR     None                                    0                 IRVINE
4000541327     14.750   141,000.00 N                      CR     3/1/1%                                  45.71428571       IRVINE
4000541349     14.375   180,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000541357     15.125   400,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000541359     14.999   123,932.26 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000541367     15.125    99,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000541385     13.999    58,900.00 N                      CR     3%/2%/0%                                62.50781348       IRVINE
4000541397     14.500   119,982.27 N                      CR     3%/2%/0%                                58.82352941       IRVINE
4000541399     14.000    55,501.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000541412     14.875    70,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000541436     14.625    82,500.00 N                      CR     None                                    0                 IRVINE
4000541446     13.250   360,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000541452               52,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    47.05882353       IRVINE
4000541473              116,600.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000541515     14.500   325,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000541534     14.375   215,000.00 N                      CR     3/1/1%                                  47.76119403       IRVINE
4000541575     15.000    83,000.00 N                      CR     3%/1%/1% IN YR 1/2/3                    44.44444444       IRVINE
4000541591     14.875   129,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000541617     14.000   195,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    50                IRVINE
4000541690     13.625   177,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    52.45901639       IRVINE
4000541717     15.000    62,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    44.44444444       IRVINE
4000541723              167,395.89 N                      CR     None                                    0                 IRVINE
4000541754     15.625    58,500.00 N                      CR     3/1/1%                                  41.55844156       IRVINE
4000541759     14.250   166,950.00 N                      CR     None                                    0                 IRVINE
4000541761     14.625    63,685.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000541794     14.500   188,000.00 N                      CR     None                                    0                 IRVINE
4000541814     13.750   139,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000541868     14.500   415,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000541906     14.500   120,000.00 N                      CR     3%/1%/1% IN YR 1/2/3                    47.05882353       IRVINE
4000541909     14.750   120,000.00 N                      CR     less or of 2% prepaid or 60 days int    48.27409325       IRVINE
4000541912     14.000   167,850.00 N                      CR     3%/1%/1% IN YR 1/2/3                    50                IRVINE
4000541921              155,000.00 N                      CR     None                                    0                 IRVINE
4000541962     14.625   131,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    46.37681159       IRVINE
4000541978               33,979.93 N                      CR     None                                    0                 IRVINE
4000542002               80,000.00 N                      CR     None                                    0                 IRVINE
4000542006     13.875   141,100.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000542019     15.875    47,860.00 N                      CR     None                                    0                 IRVINE
4000542042     14.250    93,000.00 N                      CR     3%/1%/1% IN YR 1/2/3                    48.48484848       IRVINE
4000542051               51,473.30 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000542052     14.375   200,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    59.70149254       IRVINE
4000542072               50,000.00 N                      CR     None                                    0                 IRVINE
4000542107     13.375   231,150.00 N                      CR     None                                    0                 IRVINE
4000542120     12.750   114,500.00 N                      CR     3%/1%/1% IN YR 1/2/3                    59.25925926       IRVINE
4000542122     14.875    69,991.00 N                      CR     None                                    0                 IRVINE
4000542133              242,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000542138     14.750    72,300.00 N                      CR     None                                    0                 IRVINE
4000542148     14.375   131,000.00 N                      CR     None                                    0                 IRVINE
4000542152               94,400.00 N                      CR     1% prepaid                              24.13704663       IRVINE
4000542154     14.250   270,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000542155               59,000.00 N                      CR     None                                    0                 IRVINE
4000542159              600,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000542165     14.625    99,000.00 N                      CR     None                                    0                 IRVINE
4000542186     13.999    63,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.00625078       IRVINE
4000542198     13.000   530,000.00 N                      CR     None                                    0                 IRVINE
4000542220     14.000    50,000.00 N                      CR     None                                    0                 IRVINE
4000542221     15.000   134,922.50 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000542236     14.000    57,240.00 N                      CR     None                                    0                 IRVINE
4000542298     13.500   526,700.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000542404     13.750   175,200.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000542435     13.875    52,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000542524               36,020.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000542529              134,924.32 N                      CR     None                                    0                 IRVINE
4000542533               55,500.00 N                      CR     None                                    0                 IRVINE
4000542534              215,000.00 N                      CR     None                                    0                 IRVINE
4000542546     14.750    84,500.00 N                      CR     None                                    0                 IRVINE
4000542548               75,500.00 N                      CR     None                                    0                 IRVINE
4000542557     13.625   110,000.00 N                      CR     None                                    0                 IRVINE
4000542601               90,000.00 N                      CR     1% prepaid                              24.13704663       IRVINE
4000542615              250,000.00 N                      CR     None                                    0                 IRVINE
4000542617     13.875   141,620.00 N                      CR     None                                    0                 IRVINE
4000542650     14.000    73,500.00 N                      CR     None                                    0                 IRVINE
4000542656              129,950.00 N                      CR     None                                    0                 IRVINE
4000542675     13.990   109,000.00 N                      CR     None                                    0                 IRVINE
4000542709     14.250    97,000.00 N                      CR     None                                    0                 IRVINE
4000542715               89,900.00 N                      CR     None                                    0                 IRVINE
4000542716     15.000   153,700.00 N                      CR     None                                    0                 IRVINE
4000542720     13.999   128,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    62.50781348       IRVINE
4000542738               71,000.00 N                      CR     None                                    0                 IRVINE
4000542758     15.625   186,590.57 N                      CR     12 MO.                                  80                IRVINE
4000542780     14.750    63,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    57.14285714       IRVINE
4000542806              135,000.00 N                      CR     1% prepaid                              24.13704663       IRVINE
4000542809     14.250   316,000.00 N                      CR     None                                    0                 IRVINE
4000542892     14.625    51,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000542920     14.250   551,000.00 N                      CR     None                                    0                 IRVINE
4000543003     13.625   470,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000543013     14.625    92,000.00 N                      CR     3%/2%/0%                                57.97101449       IRVINE
4000543019     14.250   145,000.00 N                      CR     None                                    0                 IRVINE
4000543020     14.500    48,000.00 N                      CR     12 MO.                                  80                IRVINE
4000543053     13.990    74,949.58 N                      CR     None                                    0                 IRVINE
4000543087     14.750   180,000.00 N                      CR     60 DAY/20%                              80                IRVINE
4000543098     14.625   350,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000543157     14.375   223,000.00 N                      CR     3/0/0%                                  71.64179104       IRVINE
4000543162               84,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000543170     14.000   152,897.34 N                      CR     None                                    0                 IRVINE
4000543172     15.375   106,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000543182     13.875    75,000.00 N                      CR     3/1/1%                                  50.79365079       IRVINE
4000543184     13.375    45,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000543210     14.375    80,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    59.70149254       IRVINE
4000543227     15.125    47,000.00 N                      CR     None                                    0                 IRVINE
4000543281              264,839.46 N                      CR     None                                    0                 IRVINE
4000543300              203,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000543310     13.625   106,000.00 N                      CR     3/1/1%                                  52.45901639       IRVINE
4000543337     14.875    90,000.00 N                      CR     3/1/1%                                  45.07042254       IRVINE
4000543346     16.000   105,900.00 N                      CR     None                                    0                 IRVINE
4000543353     14.000   165,000.00 N                      CR     3%/1%/1% IN YR 1/2/3                    50                IRVINE
4000543381     14.625   183,000.00 N                      CR     None                                    0                 IRVINE
4000543409     14.750   100,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    45.71428571       IRVINE
4000543441     13.500   307,150.00 N                      CR     3%/1%/1% IN YR 1/2/3                    53.33333333       IRVINE
4000543492              179,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000543594     14.875    93,000.00 N                      CR     None                                    0                 IRVINE
4000543604     14.500   176,000.00 N                      CR     3%1%1%                                  47.05882353       IRVINE
4000543620     14.625   340,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000543668     14.500    80,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    58.82352941       IRVINE
4000543672     14.500    86,900.00 N                      CR     3%/2%/0% IN YR 1/2/3                    58.82352941       IRVINE
4000543737              382,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000543740               50,000.00 N                      CR     None                                    0                 IRVINE
4000543751     14.250   201,400.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000543773               50,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000543776     14.875   159,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000543848               87,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    40.50632911       IRVINE
4000543863     15.875   102,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000543873     13.750   132,900.00 N                      CR     3%/2%/0% IN YR 1/2/3                    64.51612903       IRVINE
4000543894              116,000.00 N                      CR     1% prepaid                              24.13704663       IRVINE
4000543921     13.990   184,000.00 N                      CR     None                                    0                 IRVINE
4000543974     15.500    57,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000543979     14.750   105,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    57.14285714       IRVINE
4000544148     15.625   179,900.00 N                      CR     None                                    0                 IRVINE
4000544167     15.375    78,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000544174     14.250   125,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000544175     13.375   648,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000544187     14.125   197,000.00 N                      CR     less or of 2% prepaid or 60 days int    48.27409325       IRVINE
4000544220              125,000.00 N                      CR     None                                    0                 IRVINE
4000544224     14.875    76,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    56.33802817       IRVINE
4000544257     15.750    59,000.00 N                      CR     None                                    0                 IRVINE
4000544273     14.375    77,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    47.76119403       IRVINE
4000544297     14.750    71,958.00 N                      CR     None                                    0                 IRVINE
4000544316               59,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000544331              128,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000544350     14.375   114,200.00 N                      CR     3%/2%/1% in yr 1/2/3                    47.76119403       IRVINE
4000544352              445,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000544394     15.250   135,950.00 N                      CR     None                                    0                 IRVINE
4000544401     14.875   104,700.00 N                      CR     None                                    0                 IRVINE
4000544403              119,923.48 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000544406     14.125   185,000.00 N                      CR     None                                    0                 IRVINE
4000544435     13.875   100,200.00 N                      CR     None                                    0                 IRVINE
4000544439     13.125   469,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000544458     15.125   146,500.00 N                      CR     None                                    0                 IRVINE
4000544459     14.250   138,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    48.48484848       IRVINE
4000544462     13.500   122,000.00 N                      CR     None                                    0                 IRVINE
4000544502     14.375   291,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000544514              109,936.71 N                      CR     None                                    0                 IRVINE
4000544555               51,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000544571     15.250   270,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000544621     15.875   595,000.00 N                      CR     None                                    0                 IRVINE
4000544627     14.625    46,500.00 N                      CR     less or of 2% prepaid or 60 days int    48.27409325       IRVINE
4000544636               45,800.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000544639     14.375   109,000.00 N                      CR     None                                    0                 IRVINE
4000544643     14.500    75,804.01 N                      CR     less or of 2% prepaid or 60 days int    46.97828282       IRVINE
4000544647     13.750   205,000.00 N                      CR     None                                    0                 IRVINE
4000544656     13.875   212,000.00 N                      CR     None                                    0                 IRVINE
4000544662               72,300.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000544664              430,000.00 N                      CR     None                                    0                 IRVINE
4000544672     13.999    72,951.01 N                      CR     2% prepaid                              46.97828282       IRVINE
4000544694               75,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    42.66666667       IRVINE
4000544725     13.999   126,450.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000544733     14.375    42,000.00 N                      CR     None                                    0                 IRVINE
4000544740     16.125    44,980.62 N                      CR     3%/2%/0%                                49.38271605       IRVINE
4000544745     14.500    60,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000544747     13.875   170,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000544758     14.750   108,000.00 N                      CR     None                                    0                 IRVINE
4000544761     13.625    56,200.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000544788     13.500   350,000.00 N                      CR     None                                    0                 IRVINE
4000544816               69,900.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000544820     15.750   124,000.00 N                      CR     None                                    0                 IRVINE
4000544853     15.625    76,000.00 N                      CR     None                                    0                 IRVINE
4000544877     13.750   181,871.55 N                      CR     None                                    0                 IRVINE
4000544908     13.125   521,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000544949     14.375   130,000.00 N                      CR     None                                    0                 IRVINE
4000545032     14.750    92,900.00 N                      CR     3%/2%/1% in yr 1/2/3                    45.71428571       IRVINE
4000545080     14.125   261,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000545095     14.875   700,000.00 N                      CR     None                                    0                 IRVINE
4000545118     14.500   218,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000545120     15.125   115,000.00 N                      CR     None                                    0                 IRVINE
4000545131     13.750   352,950.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000545140     14.500   240,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000545192     14.750    67,000.00 N                      CR     3%/1%/1% IN YR 1/2/3                    45.71428571       IRVINE
4000545202               74,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    45.07042254       IRVINE
4000545219               69,000.00 N                      CR     1% prepaid                              24.13704663       IRVINE
4000545228               40,000.00 N                      CR     None                                    0                 IRVINE
4000545271     14.750    74,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    45.71428571       IRVINE
4000545300     14.375    96,000.00 N                      CR     None                                    0                 IRVINE
4000545316     14.125   549,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000545334     15.375   190,395.00 N                      CR     None                                    0                 IRVINE
4000545337     14.250   609,850.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000545403     13.990   548,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000545438     15.000    84,900.00 N                      CR     3%/2%/1% in yr 1/2/3                    44.44444444       IRVINE
4000545458     14.500   211,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000545493     13.875   334,000.00 N                      CR     None                                    0                 IRVINE
4000545500     13.750   185,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000545504     14.500   285,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000545507     14.750   370,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000545511               68,500.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000545551     14.875   133,000.00 N                      CR     None                                    0                 IRVINE
4000545577              266,950.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000545584               75,000.00 N                      CR     2% prepaid                              48.27409325       IRVINE
4000545591               40,000.00 N                      CR     None                                    0                 IRVINE
4000545601     14.250    68,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    60.60606061       IRVINE
4000545606     15.000    84,799.00 N                      CR     None                                    0                 IRVINE
4000545608     14.500   132,600.00 N                      CR     None                                    0                 IRVINE
4000545627     13.375    70,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000545630              101,750.00 N                      CR     None                                    0                 IRVINE
4000545648     14.500    70,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    47.05882353       IRVINE
4000545658     14.125   104,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000545668     13.125   168,000.00 N                      CR     3%/1%/1% IN YR 1/2/3                    56.14035088       IRVINE
4000545674     14.875   430,000.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000545697     13.875    45,100.00 N                      CR     None                                    0                 IRVINE
4000545714     14.750   170,000.00 N                      CR     None                                    0                 IRVINE
4000545718     14.375   116,900.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000545771     14.125    50,000.00 N                      CR     None                                    0                 IRVINE
4000545810     13.125   130,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000545846     14.375    78,600.00 N                      CR     3%/2%/0% IN YR 1/2/3                    59.70149254       IRVINE
4000545851     14.125   135,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000545858     14.875    39,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    56.33802817       IRVINE
4000545867     13.990   200,000.00 N                      CR     None                                    0                 IRVINE
4000545874     15.375   240,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000545875              125,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.00625078       IRVINE
4000545892     13.625   115,000.00 N                      CR     None                                    0                 IRVINE
4000545906     12.875   332,000.00 N                      CR     None                                    0                 IRVINE
4000545918     13.500   105,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    53.33333333       IRVINE
4000545921     14.375   200,000.00 N                      CR     2 MO. INT. LESS 20% OBAL                80                IRVINE
4000545925     13.875    92,500.00 N                      CR     3%/2%/0% IN YR 1/2/3                    63.49206349       IRVINE
4000545939     14.625   100,000.00 N                      CR     None                                    0                 IRVINE
4000545943     13.250   150,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000545948     14.000   260,000.00 N                      CR     None                                    0                 IRVINE
4000545949     13.875   123,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000545962     14.500    82,000.00 N                      CR     None                                    0                 IRVINE
4000545982     14.875    93,500.00 N                      CR     3%/2%/0%                                56.33802817       IRVINE
4000545983     14.500   192,600.00 N                      CR     None                                    0                 IRVINE
4000545985     14.125   100,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    49.23076923       IRVINE
4000546022     13.625   128,000.00 N                      CR     2% prepaid                              48.27409325       IRVINE
4000546048     14.875   156,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000546050     14.500   377,500.00 N                      CR     None                                    0                 IRVINE
4000546070     14.750    87,500.00 N                      CR     3%/1%/0% IN YR 1/2/3                    57.14285714       IRVINE
4000546078               68,000.00 N                      CR     1% prepaid                              24.13704663       IRVINE
4000546091              114,928.52 N                      CR     3%/2%/1% in yr 1/2/3                    47.76119403       IRVINE
4000546106     13.625    97,400.00 N                      CR     None                                    0                 IRVINE
4000546141     15.375   157,500.00 N                      CR     None                                    0                 IRVINE
4000546162     16.500   337,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000546167     14.375   168,000.00 N                      CR     None                                    0                 IRVINE
4000546170     13.250    91,400.00 N                      CR     None                                    0                 IRVINE
4000546218     13.500    98,000.00 N                      CR     None                                    0                 IRVINE
4000546219              124,400.00 N                      CR     3%/2%/1% in yr 1/2/3                    47.05882353       IRVINE
4000546241     13.500    93,000.00 N                      CR     None                                    0                 IRVINE
4000546244     13.875    65,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000546245              134,100.00 N                      CR     None                                    0                 IRVINE
4000546252     15.375    74,500.00 N                      CR     3%/1%/1%                                42.66666667       IRVINE
4000546253     14.750    69,859.79 N                      CR     3%/2%/0%                                57.14285714       IRVINE
4000546274              147,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000546368     14.875   137,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000546433     14.000    56,000.00 N                      CR     3%/1%/0% IN YR 1/2/3                    62.5              IRVINE
4000546437     14.625    58,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    57.97101449       IRVINE
4000546451               43,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    39.02439024       IRVINE
4000546459     14.999   182,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    55.56172908       IRVINE
4000546488     14.750    65,000.00 N                      CR     3%/2%/0%                                57.14285714       IRVINE
4000546525              103,800.00 N                      CR     3%/2%/1% in yr 1/2/3                    47.76119403       IRVINE
4000546528     14.500   174,900.00 N                      CR     None                                    0                 IRVINE
4000546531     15.125    56,400.00 N                      CR     3%/2%/1% in yr 1/2/3                    43.83561644       IRVINE
4000546535     14.875    73,500.00 N                      CR     3%/2%/0% IN YR 1/2/3                    56.33802817       IRVINE
4000546557     15.500   220,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000546564     15.375   144,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000546582              101,000.00 N                      CR     None                                    0                 IRVINE
4000546604               52,000.00 N                      CR     6/20%                                   0                 IRVINE
4000546605     14.875   157,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000546630     14.375   178,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    59.70149254       IRVINE
4000546656     14.125   649,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000546684     15.625    49,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000546687     14.875   170,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    45.07042254       IRVINE
4000546703     13.625   266,000.00 N                      CR     None                                    0                 IRVINE
4000546720              152,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000546721     12.999   194,290.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000546761     12.750   249,784.75 N                      CR     None                                    0                 IRVINE
4000546766     14.375   210,000.00 N                      CR     None                                    0                 IRVINE
4000546768     15.625    74,500.00 N                      CR     3%/2%/0% IN YR 1/2/3                    51.94805195       IRVINE
4000546815               96,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000546830              103,500.00 N                      CR     None                                    0                 IRVINE
4000546842     15.125    87,953.17 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000546844               68,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000546856     13.750   265,000.00 N                      CR     None                                    0                 IRVINE
4000546861     13.875    69,900.00 N                      CR     3%/2%/0% IN YR 1/2/3                    63.49206349       IRVINE
4000546864     13.999   389,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000546911     16.375    60,600.00 N                      CR     3%/2%/0% IN YR 1/2/3                    48.19277108       IRVINE
4000546920     15.875   155,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000546959     14.875    67,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    56.33802817       IRVINE
4000547048     13.750   162,884.96 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000547055     15.750    47,000.00 N                      CR     2% prepaid                              48.27409325       IRVINE
4000547073              134,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    47.05882353       IRVINE
4000547080     13.625    94,300.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000547113     14.125    85,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    49.23076923       IRVINE
4000547115               74,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000547116               92,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000547120     15.999   102,000.00 N                      CR     3%/2%/0%                                50.0050005        IRVINE
4000547141     14.875    59,966.36 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000547145     15.500    42,400.00 N                      CR     3%/2%/0% IN YR 1/2/3                    52.63157895       IRVINE
4000547151     14.999    75,000.00 N                      CR     3%/1%/1% IN YR 1/2/3                    44.44938326       IRVINE
4000547169     13.875   148,500.00 N                      CR     3%/1%/1%                                50.79365079       IRVINE
4000547194     14.375    92,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    47.76119403       IRVINE
4000547195     16.000   158,700.00 N                      CR     None                                    0                 IRVINE
4000547199     13.750   194,659.70 N                      CR     None                                    0                 IRVINE
4000547222     13.875   116,700.00 N                      CR     None                                    0                 IRVINE
4000547228     13.375   132,000.00 N                      CR     None                                    0                 IRVINE
4000547249     14.375   132,700.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000547261     13.625   131,500.00 N                      CR     3%/1%/0% IN YR 1/2/3                    65.57377049       IRVINE
4000547268     13.875   340,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000547270     14.750   148,050.00 N                      CR     None                                    0                 IRVINE
4000547278     13.750    69,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    51.61290323       IRVINE
4000547283               58,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    45.71428571       IRVINE
4000547284     15.500   111,000.00 N                      CR     3%/2%/0%                                52.63157895       IRVINE
4000547289     14.750    32,900.00 N                      CR     None                                    0                 IRVINE
4000547296     15.250    70,900.00 N                      CR     None                                    0                 IRVINE
4000547320     14.750   135,400.00 N                      CR     3%/2%/0% IN YR 1/2/3                    57.14285714       IRVINE
4000547335     15.250    61,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000547343     14.875    89,000.00 N                      CR     None                                    0                 IRVINE
4000547361     14.375    82,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    47.76119403       IRVINE
4000547365     15.125    74,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000547376               79,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000547381     14.500    74,094.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000547406     14.750   119,930.96 N                      CR     3%/2%/0% IN YR 1/2/3                    57.14285714       IRVINE
4000547433               82,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000547489     14.500   122,500.00 N                      CR     None                                    0                 IRVINE
4000547493     13.250    63,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    55.17241379       IRVINE
4000547502               84,450.00 N                      CR     None                                    0                 IRVINE
4000547505     13.990    84,000.00 N                      CR     None                                    0                 IRVINE
4000547509     14.500    87,000.00 N                      CR     3%/1%/1% IN YR 1/2/3                    47.05882353       IRVINE
4000547511     13.750   162,000.00 N                      CR     None                                    0                 IRVINE
4000547513     13.375   157,250.00 N                      CR     None                                    0                 IRVINE
4000547523     15.500   138,900.00 N                      CR     3%/2%/0%                                52.63157895       IRVINE
4000547524     14.875   129,000.00 N                      CR     2% prepaid                              48.27409325       IRVINE
4000547526     14.125   125,400.00 N                      CR     2% prepaid                              48.27409325       IRVINE
4000547545     14.000    81,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000547548     14.125   109,928.04 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000547564     15.500    64,450.00 N                      CR     None                                    0                 IRVINE
4000547565     13.250    63,800.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000547566     15.750   110,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000547576     13.875   540,000.00 N                      CR     3%/0%/0%                                76.19047619       IRVINE
4000547579     14.250   280,000.00 N                      CR     None                                    0                 IRVINE
4000547582     14.250   244,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000547599     13.625   196,150.00 N                      CR     None                                    0                 IRVINE
4000547603     14.999    84,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    44.44938326       IRVINE
4000547604     14.875    90,000.00 N                      CR     None                                    0                 IRVINE
4000547608               89,000.00 N                      CR     None                                    0                 IRVINE
4000547610     15.875    66,000.00 N                      CR     None                                    0                 IRVINE
4000547616     14.875    99,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000547617     13.875   233,950.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000547637     15.375    63,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000547666               42,250.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000547682     14.375   256,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000547691              100,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000547714     13.375   166,900.00 N                      CR     3%/1%/0% IN YR 1/2/3                    67.79661017       IRVINE
4000547728     14.500   153,756.80 N                      CR     None                                    0                 IRVINE
4000547729     13.875   105,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.79365079       IRVINE
4000547747     15.500   143,000.00 N                      CR     None                                    0                 IRVINE
4000547753     14.250   187,050.00 N                      CR     None                                    0                 IRVINE
4000547760     14.500   323,900.00 N                      CR     None                                    0                 IRVINE
4000547774     16.125   152,000.00 N                      CR     None                                    0                 IRVINE
4000547775     14.500   108,900.00 N                      CR     3%/2%/1% in yr 1/2/3                    47.05882353       IRVINE
4000547778     14.875   129,000.00 N                      CR     None                                    0                 IRVINE
4000547792     13.500   240,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000547798     15.125   189,000.00 N                      CR     None                                    0                 IRVINE
4000547822     14.250   107,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    48.48484848       IRVINE
4000547826     14.999   345,650.00 N                      CR     None                                    0                 IRVINE
4000547844     14.750   124,700.00 N                      CR     None                                    0                 IRVINE
4000547846               84,800.00 N                      CR     None                                    0                 IRVINE
4000547866              115,000.00 N                      CR     None                                    0                 IRVINE
4000547868     15.625    98,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000547869     14.625    94,943.91 N                      CR     None                                    0                 IRVINE
4000547879              235,000.00 N                      CR     1% prepaid                              24.13704663       IRVINE
4000547885     14.500    72,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000547889              146,000.00 N                      CR     1% prepaid                              24.13704663       IRVINE
4000547895               97,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000547896     13.375   400,000.00 N                      CR     None                                    0                 IRVINE
4000547900     15.375   133,000.00 N                      CR     None                                    0                 IRVINE
4000547911     15.625   140,500.00 N                      CR     3%/2%/0% IN YR 1/2/3                    51.94805195       IRVINE
4000547933     14.750   137,500.00 N                      CR     None                                    0                 IRVINE
4000547967     14.125    63,200.00 N                      CR     3%/2%/0%                                61.53846154       IRVINE
4000547972     13.250   190,000.00 N                      CR     3%/2%/0%                                68.96551724       IRVINE
4000547983     14.375   122,500.00 N                      CR     None                                    0                 IRVINE
4000547987     13.125   129,000.00 N                      CR     3%/1%/1% IN YR 1/2/3                    56.14035088       IRVINE
4000547993               55,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    48.19277108       IRVINE
4000547997     14.375   113,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    59.70149254       IRVINE
4000548003     14.875    92,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    45.07042254       IRVINE
4000548016              185,000.00 N                      CR     None                                    0                 IRVINE
4000548029     14.625    89,900.00 N                      CR     None                                    0                 IRVINE
4000548038     15.125   239,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000548047     14.750   205,000.00 N                      CR     less or of 2% prepaid or 60 days int    46.97828282       IRVINE
4000548059               95,000.00 N                      CR     None                                    0                 IRVINE
4000548078     14.500   134,930.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000548084     15.000    64,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    55.55555556       IRVINE
4000548139     14.000   133,700.00 N                      CR     None                                    0                 IRVINE
4000548168     14.750    78,500.00 N                      CR     3%/2%/0% IN YR 1/2/3                    57.14285714       IRVINE
4000548187     15.625   299,860.00 N                      CR     None                                    0                 IRVINE
4000548194     13.999   134,000.00 N                      CR     3%/1%/1% IN YR 1/2/3                    50.00625078       IRVINE
4000548215     14.375   600,000.00 N                      CR     3%/1%/1%                                47.76119403       IRVINE
4000548244     13.875   110,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000548259     13.999   232,100.00 N                      CR     3/1/1%                                  50.00625078       IRVINE
4000548291              224,000.00 N                      CR     None                                    0                 IRVINE
4000548306              132,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000548364     14.125   180,000.00 N                      CR     None                                    0                 IRVINE
4000548367     14.750   221,550.00 N                      CR     None                                    0                 IRVINE
4000548385     14.500   103,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000548392     15.625   108,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000548415     13.750   140,900.49 N                      CR     3%/2%/1% in yr 1/2/3                    51.61290323       IRVINE
4000548418     13.500   330,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    66.66666667       IRVINE
4000548445     15.250    85,000.00 N                      CR     3/2/0%                                  54.05405405       IRVINE
4000548453     15.875    70,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    50.63291139       IRVINE
4000548460               65,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000548479     13.000   365,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000548499     14.375   107,000.00 N                      CR     None                                    0                 IRVINE
4000548513              348,444.16 N                      CR     None                                    0                 IRVINE
4000548555     13.500   300,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000548575     15.500   107,500.00 N                      CR     3/2/0%                                  52.63157895       IRVINE
4000548576               49,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000548624     14.250    53,600.00 N                      CR     3%/2%/0%                                60.60606061       IRVINE
4000548625     14.500   105,935.78 N                      CR     3/2/0%                                  58.82352941       IRVINE
4000548663     14.500   278,331.29 N                      CR     3%/2%/1% in yr 1/2/3                    47.05882353       IRVINE
4000548665     14.625   184,900.00 N                      CR     3%/2%/1% in yr 1/2/3                    57.97101449       IRVINE
4000548673     14.125   125,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    49.23076923       IRVINE
4000548677               68,900.00 N                      CR     None                                    0                 IRVINE
4000548683              128,000.00 N                      CR     None                                    0                 IRVINE
4000548733     14.625   140,000.00 N                      CR     None                                    0                 IRVINE
4000548745               62,000.00 N                      CR     3%/2%/1%                                43.24324324       IRVINE
4000548749               59,959.73 N                      CR     3%/2%/1% in yr 1/2/3                    50.00625078       IRVINE
4000548756     14.375   155,000.00 N                      CR     3/1/1%                                  47.76119403       IRVINE
4000548803              226,000.00 N                      CR     less or of 2% prepaid or 60 days int    48.27409325       IRVINE
4000548827     15.500    85,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000548829     13.750   170,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000548842     13.250   170,000.00 N                      CR     None                                    0                 IRVINE
4000548843               81,000.00 N                      CR     None                                    0                 IRVINE
4000548848     13.500   365,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000548856              245,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000548863     14.875   380,000.00 N                      CR     None                                    0                 IRVINE
4000548865     13.999    62,000.00 N                      CR     None                                    0                 IRVINE
4000548873     15.125   710,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000548874     13.625   117,900.00 N                      CR     3%/2%/1% in yr 1/2/3                    65.57377049       IRVINE
4000548879     13.990    75,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    62.57822278       IRVINE
4000548885               94,000.00 N                      CR     2% prepaid                              48.27409325       IRVINE
4000548910     15.250   112,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000548939     13.500    94,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000548941     14.375   110,900.00 N                      CR     None                                    0                 IRVINE
4000548950     13.875    99,900.00 N                      CR     None                                    0                 IRVINE
4000548965     15.625   237,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000549018     14.875   185,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000549026     14.250    85,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000549123              160,000.00 N                      CR     None                                    0                 IRVINE
4000549135     13.375   270,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000549146     15.125   220,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    54.79452055       IRVINE
4000549160     14.875    64,000.00 N                      CR     None                                    0                 IRVINE
4000549164     14.125   212,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000549170     14.375   150,000.00 N                      CR     None                                    0                 IRVINE
4000549191     13.750   125,411.42 N                      CR     3%/2%/1% in yr 1/2/3                    51.61290323       IRVINE
4000549201     14.990   264,900.00 N                      CR     3/2/0%                                  55.61735261       IRVINE
4000549214     14.500    79,851.60 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000549262               55,000.00 N                      CR     None                                    0                 IRVINE
4000549301               66,500.00 N                      CR     1% prepaid                              24.13704663       IRVINE
4000549314     14.750   115,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    45.71428571       IRVINE
4000549338     14.875   163,000.00 N                      CR     2% prepaid                              48.27409325       IRVINE
4000549353     15.250    49,991.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000549391              228,871.62 N                      CR     1% prepaid                              23.48914141       IRVINE
4000549403     14.999   405,000.00 N                      CR     None                                    0                 IRVINE
4000549407     14.875   205,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    45.07042254       IRVINE
4000549416     14.875   149,915.90 N                      CR     3%/1%/0%                                56.33802817       IRVINE
4000549436     13.625   685,000.00 N                      CR     None                                    0                 IRVINE
4000549446     13.000    99,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000549453     14.125   410,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000549464     15.125    78,500.00 N                      CR     None                                    0                 IRVINE
4000549466     15.500   190,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    42.10526316       IRVINE
4000549467     14.750   185,000.00 N                      CR     None                                    0                 IRVINE
4000549470     15.000    74,050.00 N                      CR     3/1/0%                                  55.55555556       IRVINE
4000549515     14.250    92,500.00 N                      CR     None                                    0                 IRVINE
4000549518     14.125    94,000.00 N                      CR     3%2%0%                                  61.53846154       IRVINE
4000549523     13.375   261,800.64 N                      CR     None                                    0                 IRVINE
4000549540     14.875    95,900.00 N                      CR     None                                    0                 IRVINE
4000549545     13.750   172,550.00 N                      CR     None                                    0                 IRVINE
4000549548     15.625   175,000.00 N                      CR     3%/0%/0%                                62.33766234       IRVINE
4000549597     14.500    86,750.00 N                      CR     3%/2%/1% in yr 1/2/3                    47.05882353       IRVINE
4000549599     14.250    88,000.00 N                      CR     less or of 2% prepaid or 60 days int    48.27409325       IRVINE
4000549606     13.999   237,000.00 N                      CR     None                                    0                 IRVINE
4000549628     13.250   127,469.00 N                      CR     3/1/1%                                  55.17241379       IRVINE
4000549632     14.250    97,200.00 N                      CR     3%/2%/0%                                60.60606061       IRVINE
4000549637     15.875    90,000.00 N                      CR     3%/1%/1%                                40.50632911       IRVINE
4000549653     14.875    44,874.83 N                      CR     3%/2%/0%                                56.33802817       IRVINE
4000549677               77,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000549716              564,674.93 N                      CR     None                                    0                 IRVINE
4000549742     15.500   132,400.00 N                      CR     None                                    0                 IRVINE
4000549773     15.625    42,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    51.94805195       IRVINE
4000549786     13.625    84,000.00 N                      CR     None                                    0                 IRVINE
4000549853              126,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000549854     13.750   169,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000549862     15.625   117,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000549869     15.125    51,000.00 N                      CR     None                                    0                 IRVINE
4000549879     13.625   220,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    52.45901639       IRVINE
4000549924               65,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000549925               51,900.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000549977     14.625    60,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    57.97101449       IRVINE
4000549988     14.125    70,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    61.53846154       IRVINE
4000549991     15.750   197,000.00 N                      CR     3%/1%/1%                                41.02564103       IRVINE
4000549992     13.875   165,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000550026               67,864.80 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000550032     14.500   170,740.00 N                      CR     3%/2%/0%                                58.82352941       IRVINE
4000550050              119,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000550053               89,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    49.23076923       IRVINE
4000550069     14.625   257,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000550113     13.750   151,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000550134               80,954.59 N                      CR     3%/2%/1% in yr 1/2/3                    45.07042254       IRVINE
4000550136     14.875   105,000.00 N                      CR     None                                    0                 IRVINE
4000550150     14.000    77,000.00 N                      CR     None                                    0                 IRVINE
4000550160               86,500.00 N                      CR     None                                    0                 IRVINE
4000550168     15.875    55,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000550173     14.625    59,500.00 N                      CR     3/2/0%                                  57.97101449       IRVINE
4000550261     14.875   150,000.00 N                      CR     None                                    0                 IRVINE
4000550325     14.000   116,750.00 N                      CR     3%/2%/0% IN YR 1/2/3                    62.5              IRVINE
4000550348     14.500    87,234.00 N                      CR     None                                    0                 IRVINE
4000550353     14.625    66,700.00 N                      CR     3%/1%/1%                                46.37681159       IRVINE
4000550380     13.375   314,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000550389     15.250    89,000.00 N                      CR     60 DAYS/20%                             80                IRVINE
4000550400     15.375   102,000.00 N                      CR     None                                    0                 IRVINE
4000550401               73,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000550412     14.875   155,000.00 N                      CR     3/1/0%                                  56.33802817       IRVINE
4000550431     14.375    66,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000550441     14.250   114,926.67 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000550452     15.250    77,700.00 N                      CR     3/2/0%                                  54.05405405       IRVINE
4000550459     13.500    87,500.00 N                      CR     3/2/0%                                  66.66666667       IRVINE
4000550463     13.875   419,900.00 N                      CR                                             72.72727273       IRVINE
4000550489     15.000    43,617.00 N                      CR     None                                    0                 IRVINE
4000550492     14.125   200,000.00 N                      CR     3%/1%/1%                                49.23076923       IRVINE
4000550498     14.500    94,900.00 N                      CR     3%/2%/0% IN YR 1/2/3                    58.82352941       IRVINE
4000550500     13.500   129,950.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000550503     15.125    93,949.97 N                      CR     None                                    0                 IRVINE
4000550508     15.125    60,900.00 N                      CR     None                                    0                 IRVINE
4000550513     15.500   115,750.00 N                      CR     3%/2%/0%                                52.63157895       IRVINE
4000550519     15.625    96,500.00 N                      CR     3%/2%/0%                                51.94805195       IRVINE
4000550542     14.125   132,300.00 N                      CR     None                                    0                 IRVINE
4000550585              105,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000550611     14.875   185,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    56.33802817       IRVINE
4000550640     13.375   130,500.00 N                      CR     None                                    0                 IRVINE
4000550648     13.875    61,300.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000550652              121,000.00 N                      CR     None                                    0                 IRVINE
4000550653              173,550.00 N                      CR     None                                    0                 IRVINE
4000550688     14.375    65,960.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000550693     14.750   145,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    45.71428571       IRVINE
4000550713     13.750   266,900.00 N                      CR     3%/2%/1% in yr 1/2/3                    51.61290323       IRVINE
4000550722     13.625    53,000.00 N                      CR     None                                    0                 IRVINE
4000550726     13.875   204,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000550730     14.250   226,000.00 N                      CR     less or of 2% prepaid or 60 days int    48.27409325       IRVINE
4000550739     14.125    97,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    49.23076923       IRVINE
4000550781     13.375    55,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000550846     15.750   102,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    41.02564103       IRVINE
4000550851     14.999    94,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000550889     14.875    42,000.00 N                      CR     None                                    0                 IRVINE
4000550891               76,500.00 N                      CR     None                                    0                 IRVINE
4000550894     16.125    85,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000550931     15.000    95,000.00 N                      CR     3/1/1%                                  44.44444444       IRVINE
4000550973     14.125   113,200.00 N                      CR     None                                    0                 IRVINE
4000550983     13.750   132,000.00 N                      CR     None                                    0                 IRVINE
4000550985     15.500    81,900.00 N                      CR     None                                    0                 IRVINE
4000550996     14.750    84,900.00 N                      CR     None                                    0                 IRVINE
4000550999     15.000    71,860.73 N                      CR     None                                    0                 IRVINE
4000551003     14.500   163,000.00 N                      CR     3/1/0%                                  58.82352941       IRVINE
4000551010     14.500    58,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000551027     13.750   199,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000551046     12.500   107,900.00 N                      CR     3%/2%/1% in yr 1/2/3                    61.53846154       IRVINE
4000551062               76,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000551067     13.500   170,873.09 N                      CR     None                                    0                 IRVINE
4000551088     14.750   296,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000551100     14.125   119,000.00 N                      CR     None                                    0                 IRVINE
4000551104     15.625    94,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000551118               87,000.00 N                      CR     3%/2%/0%/0%/0% IN YR 1/2/3/4/5          56.33802817       IRVINE
4000551133     15.500    60,000.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000551159     15.250   298,000.00 N                      CR     None                                    0                 IRVINE
4000551168     14.125   232,900.00 N                      CR     3%/1%/0%                                61.53846154       IRVINE
4000551187     13.750   275,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000551199              156,200.00 N                      CR     1% prepaid                              24.13704663       IRVINE
4000551204     13.250   115,309.98 N                      CR     None                                    0                 IRVINE
4000551209     13.250   245,000.00 N                      CR     3%/1%/1%                                55.17241379       IRVINE
4000551212     13.500   120,000.00 N                      CR     None                                    0                 IRVINE
4000551213     13.999   162,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.00625078       IRVINE
4000551264              162,500.00 N                      CR     None                                    0                 IRVINE
4000551273     15.250    92,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000551274     13.750   275,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000551282              105,000.00 N                      CR     1% prepaid                              24.13704663       IRVINE
4000551286              124,000.00 N                      CR     None                                    0                 IRVINE
4000551289     14.750    72,000.00 N                      CR     None                                    0                 IRVINE
4000551303     13.999   300,000.00 N                      CR     2% prepaid                              48.27409325       IRVINE
4000551313     14.875   110,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000551315     14.250   175,000.00 N                      CR     less or of 2% prepaid or 60 days int    46.97828282       IRVINE
4000551324              115,900.00 N                      CR     None                                    0                 IRVINE
4000551326     13.250   360,000.00 N                      CR     None                                    0                 IRVINE
4000551327     14.250    90,941.98 N                      CR     3/1/0%                                  60.60606061       IRVINE
4000551330     14.375   186,000.00 N                      CR     None                                    0                 IRVINE
4000551333              255,000.00 N                      CR     None                                    0                 IRVINE
4000551334     15.000   312,850.00 N                      CR     None                                    0                 IRVINE
4000551339     14.250   110,050.00 N                      CR     None                                    0                 IRVINE
4000551355     15.000    55,500.00 N                      CR     3%/2%/0% IN YR 1/2/3                    55.55555556       IRVINE
4000551357     14.750   110,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    45.71428571       IRVINE
4000551400     13.000   182,900.00 N                      CR     3%/2%/0% IN YR 1/2/3                    71.42857143       IRVINE
4000551416     13.125   340,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000551419     15.999   125,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000551425     13.875   355,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000551497     13.875   160,000.00 N                      CR     3/2/0%                                  63.49206349       IRVINE
4000551503               61,964.33 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000551549     14.500    48,800.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000551579     15.750    64,000.00 N                      CR     3/2/0%                                  51.28205128       IRVINE
4000551593     14.625   313,000.00 N                      CR     3/1/1%                                  46.37681159       IRVINE
4000551600     15.375   153,460.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000551633     13.500   280,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000551647     15.250    80,000.00 N                      CR     3/1/1%                                  43.24324324       IRVINE
4000551663     14.625   337,500.00 N                      CR     None                                    0                 IRVINE
4000551664     14.375   103,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    47.76119403       IRVINE
4000551673               67,600.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000551685     15.500    42,500.00 N                      CR     3%/2%/0%                                52.63157895       IRVINE
4000551701     14.875   215,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    56.33802817       IRVINE
4000551710     13.750    86,000.00 N                      CR     None                                    0                 IRVINE
4000551721     12.999    87,000.00 N                      CR     3%/1%/1%                                57.15102157       IRVINE
4000551730     14.625   179,000.00 N                      CR     None                                    0                 IRVINE
4000551751     14.750    61,000.00 N                      CR     3/1/0%                                  57.14285714       IRVINE
4000551777     13.875   205,000.00 N                      CR     None                                    0                 IRVINE
4000551779     15.375    42,000.00 N                      CR     3%/2%/0%                                53.33333333       IRVINE
4000551781     14.500   349,500.00 N                      CR     None                                    0                 IRVINE
4000551794     14.750   184,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000551800     14.500   131,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000551818              312,500.00 N                      CR     None                                    0                 IRVINE
4000551819     15.625    79,000.00 N                      CR     3%/2%/0%                                51.94805195       IRVINE
4000551821               75,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000551862              578,750.00 N                      CR     None                                    0                 IRVINE
4000551873     15.625   100,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    41.55844156       IRVINE
4000551876     14.375   125,000.00 N                      CR     None                                    0                 IRVINE
4000551902               62,958.44 N                      CR     less or of 2% prepaid or 60 days int    46.97828282       IRVINE
4000551940     13.875   242,050.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000551959               71,161.10 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000551985     14.625   828,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000551986     14.875    74,418.75 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000552010              178,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000552014     13.625   158,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000552017               64,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000552025     14.500   110,000.00 N                      CR     3%/1%/1%                                47.05882353       IRVINE
4000552087               50,000.00 N                      CR     None                                    0                 IRVINE
4000552096              455,000.00 N                      CR     None                                    0                 IRVINE
4000552103     14.500    62,900.00 N                      CR     3%/1%/1% IN YR 1/2/3                    47.05882353       IRVINE
4000552148     14.250    70,000.00 N                      CR     3/1/1%                                  48.48484848       IRVINE
4000552196     14.125   291,650.00 N                      CR     3/0/0%                                  73.84615385       IRVINE
4000552243     14.375    94,441.26 N                      CR     3/2/0%                                  59.70149254       IRVINE
4000552258     14.999   209,100.00 N                      CR     None                                    0                 IRVINE
4000552269     15.375   111,120.00 N                      CR     None                                    0                 IRVINE
4000552286     13.125   133,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000552300     14.875   147,817.08 N                      CR     3%/2%/0%                                56.33802817       IRVINE
4000552326     14.500   164,025.57 N                      CR     3/2/0%                                  58.82352941       IRVINE
4000552332               68,000.00 N                      CR     3%/2%/1%                                50.00625078       IRVINE
4000552351     14.750    50,350.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000552362     13.625   106,200.00 N                      CR     None                                    0                 IRVINE
4000552371     14.999   149,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000552376     14.625   124,926.20 N                      CR     None                                    0                 IRVINE
4000552446     12.625   147,450.00 N                      CR     3%/2%/1% in yr 1/2/3                    60.37735849       IRVINE
4000552510              121,419.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000552512     15.750    50,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000552513               99,900.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000552518              101,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000552560     13.999   114,900.00 N                      CR     None                                    0                 IRVINE
4000552578     14.875   115,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    45.07042254       IRVINE
4000552580              132,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000552599     13.750   190,865.19 N                      CR     3%/2%/1% in yr 1/2/3                    51.61290323       IRVINE
4000552610               97,000.00 N                      CR     None                                    0                 IRVINE
4000552620     13.750   110,000.00 N                      CR     None                                    0                 IRVINE
4000552621     14.000   589,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000552627     13.500   120,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    53.33333333       IRVINE
4000552635     14.750    60,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000552689     14.500   118,200.00 N                      CR     None                                    0                 IRVINE
4000552707     15.875    47,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    50.63291139       IRVINE
4000552781     14.375   112,929.77 N                      CR     None                                    0                 IRVINE
4000552793     14.625    83,400.00 N                      CR     2% prepaid                              48.27409325       IRVINE
4000552799     14.875   189,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    45.07042254       IRVINE
4000552806     15.000    92,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    55.55555556       IRVINE
4000552813     14.500   107,500.00 N                      CR     None                                    0                 IRVINE
4000552834     14.875   125,000.00 N                      CR     None                                    0                 IRVINE
4000552841     14.500   172,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000552862     14.250   328,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    60.60606061       IRVINE
4000552919               98,050.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000552939     14.125   108,200.00 N                      CR     None                                    0                 IRVINE
4000552947     14.250    80,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    48.48484848       IRVINE
4000552961     13.875    60,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000552991     14.875   153,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000553008     14.250   245,000.00 N                      CR     less or of 2% prepaid or 60 days int    46.97828282       IRVINE
4000553081     15.125    73,500.00 N                      CR     None                                    0                 IRVINE
4000553092               93,810.00 N                      CR     1% prepaid                              24.13704663       IRVINE
4000553096     15.000   124,500.00 N                      CR     None                                    0                 IRVINE
4000553105     13.999   505,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000553109     14.125   352,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000553141     14.250   149,972.00 N                      CR     3%/2%/1% in yr 1/2/3                    48.48484848       IRVINE
4000553145     14.500    85,000.00 N                      CR     None                                    0                 IRVINE
4000553196     15.500    70,700.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000553209     15.500   130,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    42.10526316       IRVINE
4000553231     14.875    75,900.00 N                      CR     3%/2%/0%                                56.33802817       IRVINE
4000553233     14.375   160,000.00 N                      CR     less or of 2% prepaid or 60 days int    46.97828282       IRVINE
4000553241     14.750   135,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000553277     14.625    68,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000553323     14.125   230,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000553336     14.750   141,918.31 N                      CR     None                                    0                 IRVINE
4000553426     14.750    50,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    57.14285714       IRVINE
4000553438               53,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000553439               82,680.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000553494     14.500    86,500.00 N                      CR     3%/2%/0%                                58.82352941       IRVINE
4000553505     14.500    86,000.00 N                      CR     3%2%0%                                  58.82352941       IRVINE
4000553508     13.875   237,900.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.79365079       IRVINE
4000553509     15.500    78,500.00 N                      CR     3%/2%/0%                                52.63157895       IRVINE
4000553545     15.375   131,433.59 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000553557              270,000.00 N                      CR     None                                    0                 IRVINE
4000553559               42,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    44.44444444       IRVINE
4000553570     15.250   145,000.00 N                      CR     None                                    0                 IRVINE
4000553577     14.125   418,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000553616     14.250   177,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000553621     15.250    57,500.00 N                      CR     3%/2%/0%                                54.05405405       IRVINE
4000553699     13.250    57,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    55.17241379       IRVINE
4000553709     14.999    70,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    44.44938326       IRVINE
4000553787     13.750    80,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000553803     14.125   364,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000553815     15.000   161,000.00 N                      CR     3%/2%/0%                                80                IRVINE
4000553816     13.375   883,950.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000553892               68,000.00 N                      CR     None                                    0                 IRVINE
4000553915     14.250    85,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000553954     14.750   213,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000553978              113,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000553984     15.500    73,000.00 N                      CR     3%/2%/0%                                52.63157895       IRVINE
4000553999     14.750   124,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000554003     15.125    82,000.00 N                      CR     3%/2%/0%                                54.79452055       IRVINE
4000554050     14.999   224,700.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000554107     15.500    73,000.00 N                      CR     None                                    0                 IRVINE
4000554142     14.000   124,916.12 N                      CR     None                                    0                 IRVINE
4000554146     14.875   163,650.00 N                      CR     None                                    0                 IRVINE
4000554175     14.125    59,700.00 N                      CR     None                                    0                 IRVINE
4000554177     15.500    87,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000554178     13.750   110,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    51.61290323       IRVINE
4000554181     13.375   124,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    54.23728814       IRVINE
4000554186     14.375   113,500.00 N                      CR     None                                    0                 IRVINE
4000554199     14.250    67,500.00 N                      CR     None                                    0                 IRVINE
4000554207     14.875   123,000.00 N                      CR     None                                    0                 IRVINE
4000554225              123,000.00 N                      CR     None                                    0                 IRVINE
4000554226     15.375    75,961.62 N                      CR     2% prepaid                              46.97828282       IRVINE
4000554273     14.750   119,431.24 N                      CR     2% prepaid                              46.97828282       IRVINE
4000554285               71,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000554304     14.500   111,300.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000554307     14.500   128,500.00 N                      CR     3%/1%/1% IN YR 1/2/3                    47.05882353       IRVINE
4000554356     14.750    48,971.81 N                      CR     3%/2%/1% in yr 1/2/3                    45.71428571       IRVINE
4000554380     15.750    63,470.38 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000554393     13.875   100,500.00 N                      CR     3%/1%/1%                                50.79365079       IRVINE
4000554401     14.750   161,700.00 N                      CR     None                                    0                 IRVINE
4000554405     12.750    57,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000554416     12.875   129,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000554432               48,500.00 N                      CR     None                                    0                 IRVINE
4000554441     14.250    92,700.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000554458     13.500   102,000.00 N                      CR     None                                    0                 IRVINE
4000554463     13.875   225,950.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000554466     14.500    85,900.00 N                      CR     None                                    0                 IRVINE
4000554467     15.750    51,500.00 N                      CR     3%/2%/0%                                51.28205128       IRVINE
4000554469     15.500   128,750.00 N                      CR     3%/2%/1% in yr 1/2/3                    42.10526316       IRVINE
4000554492     14.875    50,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000554506     14.500   254,900.00 N                      CR     None                                    0                 IRVINE
4000554517     13.875    87,000.00 N                      CR     3%/1%/1%                                50.79365079       IRVINE
4000554525     15.375   199,799.05 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000554552     14.500   176,550.00 N                      CR     3%/2%/0%                                58.82352941       IRVINE
4000554557     15.750   123,000.00 N                      CR     None                                    0                 IRVINE
4000554558               72,000.00 N                      CR     None                                    0                 IRVINE
4000554570     15.625    47,860.00 N                      CR     None                                    0                 IRVINE
4000554572              190,200.00 N                      CR     None                                    0                 IRVINE
4000554598     14.500   130,071.16 N                      CR     None                                    0                 IRVINE
4000554626     14.125   140,950.00 N                      CR     3%/2%/0%                                61.53846154       IRVINE
4000554628     15.625    45,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000554669     13.999   350,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000554695              190,000.00 N                      CR     None                                    0                 IRVINE
4000554734              122,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000554782     12.999   113,500.00 N                      CR     6 days interest less 20% obal           80                IRVINE
4000554820     14.625   195,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000554857     14.625   256,500.00 N                      CR     None                                    0                 IRVINE
4000554872     13.875   136,900.00 N                      CR     None                                    0                 IRVINE
4000554888     14.625    75,000.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000554892     14.250    73,000.00 N                      CR     3%/2%/0%                                60.60606061       IRVINE
4000554893               90,000.00 N                      CR     None                                    0                 IRVINE
4000554897     13.875   127,200.00 N                      CR     2% prepaid                              48.27409325       IRVINE
4000554919     13.750   229,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000554921     13.750   220,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000554924     14.875   246,000.00 N                      CR     3%/1%/0%                                56.33802817       IRVINE
4000554935     14.125   137,925.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000554938     14.125   144,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000554940     14.750    76,700.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000554952              154,950.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000554981     13.375   240,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000554985     13.875   625,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000555042     13.500    80,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000555066     14.625    86,000.00 N                      CR     3%/1%/0%                                57.97101449       IRVINE
4000555092     14.125    35,976.45 N                      CR     less or of 2% prepaid or 60 days int    46.97828282       IRVINE
4000555103               65,968.39 N                      CR     None                                    0                 IRVINE
4000555136               60,000.00 N                      CR     less or of 2% prepaid or 60 days int    46.97828282       IRVINE
4000555203     14.875    57,000.00 N                      CR     3%/2%/0%                                56.33802817       IRVINE
4000555266     15.125    57,000.00 N                      CR     None                                    0                 IRVINE
4000555276     14.375   140,000.00 N                      CR     None                                    0                 IRVINE
4000555277     15.000   188,000.00 N                      CR     None                                    0                 IRVINE
4000555295     14.500   197,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    47.05882353       IRVINE
4000555320     14.500   139,900.00 N                      CR     3%/1%/0%                                58.82352941       IRVINE
4000555323              108,150.00 N                      CR     UP TO 1% UPB                            80                IRVINE
4000555335     15.375    40,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000555353     13.375   204,950.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000555376     13.375   280,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000555377     15.500   137,135.00 N                      CR     None                                    0                 IRVINE
4000555379     14.250    96,938.15 N                      CR     3%/2%/1% in yr 1/2/3                    48.48484848       IRVINE
4000555399     14.375   387,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000555412               46,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000555423     14.000   148,000.00 N                      CR     None                                    0                 IRVINE
4000555451     14.375   139,900.00 N                      CR     3%/0%/0%                                71.64179104       IRVINE
4000555456     15.750   168,000.00 N                      CR     None                                    0                 IRVINE
4000555483     14.250   109,000.00 N                      CR     None                                    0                 IRVINE
4000555491              220,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000555498     13.500   113,000.00 N                      CR     3%/2%/0%                                66.66666667       IRVINE
4000555516     14.500   358,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000555531     14.875   145,000.00 N                      CR     3%/1%/1%                                45.07042254       IRVINE
4000555533     14.625    85,000.00 N                      CR     None                                    0                 IRVINE
4000555568     14.125   420,000.00 N                      CR     less or of 2% prepaid or 60 days int    46.97828282       IRVINE
4000555588     14.375   121,000.00 N                      CR     3%/1%/1%                                47.76119403       IRVINE
4000555621               85,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000555626     13.500   265,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000555679     13.250    89,000.00 N                      CR     None                                    0                 IRVINE
4000555693     13.125   329,600.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000555733     14.250    53,000.00 N                      CR     3%/1%/0%                                60.60606061       IRVINE
4000555753     15.375    80,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000555806     14.750   152,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000555830     15.250    72,959.28 N                      CR     3%/1%/0%                                54.05405405       IRVINE
4000555843     14.875    93,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000555852               97,100.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000555863     14.000   500,000.00 N                      CR     None                                    0                 IRVINE
4000555877     14.125   159,900.00 N                      CR     3%/1%/1%                                49.23076923       IRVINE
4000555886     14.750   115,900.00 N                      CR     3%/1%/0%                                57.14285714       IRVINE
4000555903     13.875    75,000.00 N                      CR     None                                    0                 IRVINE
4000555907     14.625   123,600.00 N                      CR     3%/1%/1%                                46.37681159       IRVINE
4000555908     14.375    79,500.00 N                      CR     3%/2%/0%                                59.70149254       IRVINE
4000555928     13.875   113,550.00 N                      CR     None                                    0                 IRVINE
4000555970              115,927.90 N                      CR     None                                    0                 IRVINE
4000555971     15.125    98,000.00 N                      CR     3%/1%/1%                                43.83561644       IRVINE
4000555979     15.375   161,918.20 N                      CR     None                                    0                 IRVINE
4000555988     14.750   320,000.00 N                      CR     60 DAYS/20%                             80                IRVINE
4000556006               86,400.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000556007     15.625    79,500.00 N                      CR     None                                    0                 IRVINE
4000556015     13.999   534,950.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000556024     13.875   104,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000556025     13.875   340,000.00 N                      CR     None                                    0                 IRVINE
4000556038     13.875   172,000.00 N                      CR     3%/1%/1%                                50.79365079       IRVINE
4000556040     13.375   460,000.00 N                      CR     3%/1%/1% IN YR 1/2/3                    54.23728814       IRVINE
4000556057     15.625    81,960.72 N                      CR     3%/0%/0%                                62.33766234       IRVINE
4000556108     14.875    69,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000556145     14.375   119,925.41 N                      CR     3%/2%/0%                                59.70149254       IRVINE
4000556154     15.250    87,900.00 N                      CR     3%/2%/0%                                54.05405405       IRVINE
4000556158     14.875   229,500.00 N                      CR     None                                    0                 IRVINE
4000556173     14.625   112,933.29 N                      CR     None                                    0                 IRVINE
4000556197              129,921.24 N                      CR     1% prepaid                              23.48914141       IRVINE
4000556225     14.000   164,000.00 N                      CR     None                                    0                 IRVINE
4000556242     15.375   110,000.00 N                      CR     None                                    0                 IRVINE
4000556245     14.625   104,000.00 N                      CR     3%/2%/0%                                57.97101449       IRVINE
4000556261     14.750   112,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    45.71428571       IRVINE
4000556280     14.500    82,000.00 N                      CR     3%/2%/0%                                58.82352941       IRVINE
4000556285     14.125   109,500.00 N                      CR     None                                    0                 IRVINE
4000556297     13.875   116,419.82 N                      CR     3%/2%/0%                                63.49206349       IRVINE
4000556309               76,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000556321     14.500    69,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000556386               66,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000556401              144,600.00 N                      CR     60 DAYS/20%                             80                IRVINE
4000556453     14.125    80,560.00 N                      CR     None                                    0                 IRVINE
4000556461              107,400.00 N                      CR     None                                    0                 IRVINE
4000556476     13.999    61,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.00625078       IRVINE
4000556480     15.375   122,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000556488     14.625   132,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000556534     15.125    58,468.86 N                      CR     3%/2%/0%                                54.79452055       IRVINE
4000556551     14.625   216,000.00 N                      CR     3%/2%/0%                                57.97101449       IRVINE
4000556606     14.250   155,000.00 N                      CR     None                                    0                 IRVINE
4000556636     14.375   149,000.00 N                      CR     3%/1%/1%                                47.76119403       IRVINE
4000556652     14.375   241,230.00 N                      CR     less or of 2% prepaid or 60 days int    50.07295274       IRVINE
4000556655     14.500   273,000.00 N                      CR     less or of 2% prepaid or 60 days int    48.27409325       IRVINE
4000556682     14.375    50,000.00 N                      CR     3/1/1%                                  47.76119403       IRVINE
4000556698               78,800.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000556811     14.250   575,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000556812     14.750    95,500.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000556848     14.375    52,000.00 N                      CR     3%/2%/0% in yr 1/2/3                    62.5              IRVINE
4000556870     14.500   235,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000556921     15.375   176,130.00 N                      CR     None                                    0                 IRVINE
4000556953     14.125   356,000.00 N                      CR     None                                    0                 IRVINE
4000556954     13.875   350,000.00 N                      CR     3/2/0%                                  63.49206349       IRVINE
4000556981     15.250    86,000.00 N                      CR     3%/1%/0%                                54.05405405       IRVINE
4000557004              205,000.00 N                      CR     None                                    0                 IRVINE
4000557011     14.500   312,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000557016     14.375    61,000.00 N                      CR     3%/2%/0%                                59.70149254       IRVINE
4000557041     14.625   156,500.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000557056     13.999   170,000.00 N                      CR     3/2/0%                                  62.50781348       IRVINE
4000557077     14.875    70,000.00 N                      CR     None                                    0                 IRVINE
4000557105     13.500   285,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000557117     13.999   161,800.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.00625078       IRVINE
4000557137     14.625    49,000.00 N                      CR     3%/2%/0%                                57.97101449       IRVINE
4000557147     14.500    89,200.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000557179     16.125    81,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000557192     14.250   115,000.00 N                      CR     3/0/0%                                  0                 IRVINE
4000557206               94,700.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000557211     13.990   240,000.00 N                      CR     3%2%0%                                  62.57822278       IRVINE
4000557248     15.125    48,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000557328              227,500.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000557332               96,700.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000557345     13.999    50,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000557352     15.625   126,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    41.55844156       IRVINE
4000557372     15.500   485,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    42.10526316       IRVINE
4000557396               88,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000557442     15.000    76,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    44.44444444       IRVINE
4000557476     14.625    74,955.72 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000557477               80,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    45.71428571       IRVINE
4000557478     13.500   254,400.00 N                      CR     3%/2%/0% IN YR 1/2/3                    66.66666667       IRVINE
4000557491     13.625    65,900.00 N                      CR     3%/2%/0%                                65.57377049       IRVINE
4000557492     13.875    59,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000557497              105,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000557502     12.999   238,000.00 N                      CR     None                                    0                 IRVINE
4000557505     13.625   525,000.00 N                      CR     None                                    0                 IRVINE
4000557522     15.625   169,200.00 N                      CR     3%/2%/1% in yr 1/2/3                    41.55844156       IRVINE
4000557523     14.375   340,000.00 N                      CR     3%/2%/0%                                59.70149254       IRVINE
4000557532     13.750   168,927.00 N                      CR     12/20%                                  80                IRVINE
4000557606     13.750    95,800.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000557620     14.375   135,250.00 N                      CR     3%/2%/1% in yr 1/2/3                    47.76119403       IRVINE
4000557632     15.250    46,900.00 N                      CR     None                                    0                 IRVINE
4000557652     14.625   408,780.00 N                      CR     None                                    0                 IRVINE
4000557658     13.875   192,000.00 N                      CR     3%/2%/0%                                63.49206349       IRVINE
4000557677     13.500   140,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000557695     13.875    62,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000557708     13.999   209,000.00 N                      CR     None                                    0                 IRVINE
4000557709     15.125   111,840.45 N                      CR     None                                    0                 IRVINE
4000557730     14.625   365,850.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000557746     15.000    56,500.00 N                      CR     3/2/0%                                  55.55555556       IRVINE
4000557747              145,000.00 N                      CR     None                                    0                 IRVINE
4000557764     14.625   169,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    46.37681159       IRVINE
4000557766               94,900.00 N                      CR     None                                    0                 IRVINE
4000557782     15.125    90,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000557797     16.000    79,900.00 N                      CR     3%/2%/0%                                50                IRVINE
4000557813              152,150.00 N                      CR     None                                    0                 IRVINE
4000557824     14.375    80,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000557830     13.625   117,750.00 N                      CR     None                                    0                 IRVINE
4000557832     14.625    83,000.00 N                      CR     3/2/0%                                  57.97101449       IRVINE
4000557855     13.500   189,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000557859     13.750   573,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000557860     14.250   445,000.00 N                      CR     None                                    0                 IRVINE
4000557863     14.500   245,500.00 N                      CR     None                                    0                 IRVINE
4000557871     14.750   120,000.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000557920     12.875   110,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000557995     13.999   134,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000558015               82,453.75 N                      CR     None                                    0                 IRVINE
4000558055     13.999    74,425.00 N                      CR     3/2/0%                                  62.50781348       IRVINE
4000558126     14.250   256,950.00 N                      CR     3%/2%/1% in yr 1/2/3                    48.48484848       IRVINE
4000558159     13.875   270,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000558177     14.500   139,500.00 N                      CR     None                                    0                 IRVINE
4000558229     14.500   140,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000558239     13.875   300,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000558310     14.500    89,000.00 N                      CR     3%2%0%                                  58.82352941       IRVINE
4000558318     14.875   150,000.00 N                      CR     3%/2%/0% in yr 1/2/3                    67.6056338        IRVINE
4000558358     13.750   260,000.00 N                      CR     3/2/0%                                  64.51612903       IRVINE
4000558364     16.125    97,514.00 N                      CR     None                                    0                 IRVINE
4000558538     14.750   134,500.00 N                      CR     None                                    0                 IRVINE
4000558561     13.500   180,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    53.33333333       IRVINE
4000558581     14.750   140,600.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000558655     13.875    76,100.00 N                      CR     3%/1%/1%                                50.79365079       IRVINE
4000558710     15.125   105,000.00 N                      CR     3%/2%/0% in yr 1/2/3                    54.79452055       IRVINE
4000558718              213,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000558720     14.625    73,300.00 N                      CR     3%/2%/0%                                57.97101449       IRVINE
4000558744              217,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000558802               62,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000558812     14.375    85,000.00 N                      CR     3%/1%/1%                                47.76119403       IRVINE
4000558821     14.999   265,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000558835               86,000.00 N                      CR     1% prepaid                              25.03647637       IRVINE
4000558844     13.750   164,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000558850     13.625    89,900.00 N                      CR     3/2/0%                                  65.57377049       IRVINE
4000558934     15.875    90,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000558944     14.125   154,120.00 N                      CR     less or of 2% prepaid or 60 days int    46.97828282       IRVINE
4000558951     15.375   224,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000558972               77,000.00 N                      CR     None                                    0                 IRVINE
4000558981     14.625   600,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000559011     14.625   149,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000559030     14.625    65,000.00 N                      CR     None                                    0                 IRVINE
4000559035     15.125   154,900.00 N                      CR     3/0/0%                                  65.75342466       IRVINE
4000559054     13.125    48,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000559074              139,000.00 N                      CR     None                                    0                 IRVINE
4000559080              104,062.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000559096     14.500   158,000.00 N                      CR     None                                    0                 IRVINE
4000559106     14.625   118,000.00 N                      CR     3/2/0%                                  57.97101449       IRVINE
4000559129     13.990   312,700.00 N                      CR     None                                    0                 IRVINE
4000559160     15.250   168,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000559168     13.750    88,000.00 N                      CR     None                                    0                 IRVINE
4000559169               78,900.00 N                      CR     None                                    0                 IRVINE
4000559175     15.000   128,000.00 N                      CR     None                                    0                 IRVINE
4000559184     13.250   520,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000559188     15.000    70,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    55.55555556       IRVINE
4000559191     14.875   350,000.00 N                      CR     None                                    0                 IRVINE
4000559227     14.750   152,000.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000559261     15.000   106,900.00 N                      CR     None                                    0                 IRVINE
4000559284     14.999   188,397.01 N                      CR     None                                    0                 IRVINE
4000559285     15.000   112,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000559305     14.125   177,950.00 N                      CR     None                                    0                 IRVINE
4000559314     13.375    89,900.00 N                      CR     None                                    0                 IRVINE
4000559336     14.000   405,000.00 N                      CR     None                                    0                 IRVINE
4000559339     14.250    49,900.00 N                      CR     None                                    0                 IRVINE
4000559355              157,700.00 N                      CR     None                                    0                 IRVINE
4000559380     14.875   176,000.00 N                      CR     None                                    0                 IRVINE
4000559416     14.500   216,160.00 N                      CR     None                                    0                 IRVINE
4000559428     14.999    73,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    44.44938326       IRVINE
4000559532     12.875   115,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000559625     14.125    41,600.00 N                      CR     3%/2%/0%                                61.53846154       IRVINE
4000559628              173,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000559646     13.375    98,500.00 N                      CR     3/2/0%                                  67.79661017       IRVINE
4000559651     15.375   140,000.00 N                      CR     None                                    0                 IRVINE
4000559657              102,000.00 N                      CR     None                                    0                 IRVINE
4000559664              124,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000559665     14.250    79,850.00 N                      CR     3%/2%/1% in yr 1/2/3                    48.48484848       IRVINE
4000559666     14.750   222,000.00 N                      CR     None                                    0                 IRVINE
4000559669     13.625   150,000.00 N                      CR     None                                    0                 IRVINE
4000559695     14.750    92,000.00 N                      CR     None                                    0                 IRVINE
4000559703     13.625   147,000.00 N                      CR     3%/2%/0%                                65.57377049       IRVINE
4000559724     15.875    75,000.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000559736     13.750   202,100.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000559777              179,900.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000559787     15.875    82,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    50.63291139       IRVINE
4000559808     15.875   120,000.00 N                      CR     3/1/0%                                  50.63291139       IRVINE
4000559825     14.625   179,000.00 N                      CR     less or of 2% prepaid or 60 days int    46.97828282       IRVINE
4000559828     13.625    97,500.00 N                      CR     3/1/1%                                  52.45901639       IRVINE
4000559835               57,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000559844     14.125   149,200.00 N                      CR     3%/2%/1% in yr 1/2/3                    49.23076923       IRVINE
4000559846     15.500    51,000.00 N                      CR     3/1/0%                                  52.63157895       IRVINE
4000559869     14.500   176,000.00 N                      CR     3/2/0%                                  58.82352941       IRVINE
4000559893     14.625   150,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000559908     14.750   390,000.00 N                      CR     None                                    0                 IRVINE
4000559929     14.625   169,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000559959     14.250    30,000.00 N                      CR     3%/2%/0%                                60.60606061       IRVINE
4000559979     14.500   122,000.00 N                      CR     None                                    0                 IRVINE
4000559986     15.125   126,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    43.83561644       IRVINE
4000560047     14.000    48,000.00 N                      CR     None                                    0                 IRVINE
4000560053     14.750   224,900.00 N                      CR     None                                    0                 IRVINE
4000560054     14.250   104,000.00 N                      CR     3%/1%/1% IN YR 1/2/3                    48.48484848       IRVINE
4000560065     13.875   278,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.79365079       IRVINE
4000560086               74,500.00 N                      CR     None                                    0                 IRVINE
4000560104     14.999    55,289.77 N                      CR     3%/2%/0% IN YR 1/2/3                    55.56172908       IRVINE
4000560133     14.500   167,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000560169     14.750   128,900.00 N                      CR     None                                    0                 IRVINE
4000560173     13.875   135,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.79365079       IRVINE
4000560176     14.500    40,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000560182     15.625    60,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000560243     14.375   208,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000560251     14.625   280,000.00 N                      CR     3%/0%/0% IN YR 1/2/3                    69.56521739       IRVINE
4000560269     15.500   176,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000560275               80,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    45.71428571       IRVINE
4000560288     13.625    92,000.00 N                      CR     3/2/0%                                  65.57377049       IRVINE
4000560323               73,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    45.07042254       IRVINE
4000560330     14.500   185,000.00 N                      CR     3%/1%/0%                                58.82352941       IRVINE
4000560363     14.000   115,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000560366     14.125   118,500.00 N                      CR     3/1/1%                                  49.23076923       IRVINE
4000560376     14.250   199,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000560391               99,000.00 N                      CR     None                                    0                 IRVINE
4000560393     14.500    38,000.00 N                      CR     3%/2%/0%                                58.82352941       IRVINE
4000560417     15.375    61,000.00 N                      CR     /1% IN YR 1/2/3                         42.66666667       IRVINE
4000560473     14.625    41,000.00 N                      CR     3/2/0%                                  57.97101449       IRVINE
4000560478     13.750   122,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000560496     14.875   145,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000560498     13.875   485,000.00 N                      CR     less or of 2% prepaid or 60 days int    46.97828282       IRVINE
4000560506     15.875    99,000.00 N                      CR     None                                    0                 IRVINE
4000560552     15.875    50,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000560576              116,000.00 N                      CR     None                                    0                 IRVINE
4000560597     15.250    78,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    43.24324324       IRVINE
4000560618              171,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000560625     13.990   124,400.00 N                      CR     None                                    0                 IRVINE
4000560637              170,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000560638     14.625    91,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    46.37681159       IRVINE
4000560709     13.375   169,600.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000560724     13.500   143,000.00 N                      CR     /1% IN YR 1/2/3                         53.33333333       IRVINE
4000560743     13.625    67,750.00 N                      CR     3%/2%/1% in yr 1/2/3                    52.45901639       IRVINE
4000560751     13.500   330,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    53.33333333       IRVINE
4000560769               48,730.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000560776               95,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000560777     13.250   243,800.00 N                      CR     None                                    0                 IRVINE
4000560822     13.999    95,000.00 N                      CR     3%1%1%                                  50.00625078       IRVINE
4000560829     14.375   103,950.00 N                      CR     None                                    0                 IRVINE
4000560893              151,500.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000560898               76,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    49.23076923       IRVINE
4000560911     14.250    89,900.00 N                      CR     None                                    0                 IRVINE
4000560912     14.250    80,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    48.48484848       IRVINE
4000560930     13.750   109,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000560932     15.125   107,500.00 N                      CR     None                                    0                 IRVINE
4000560949     13.500   215,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000560956     15.500   102,500.00 N                      CR     3%/0%/0%                                63.15789474       IRVINE
4000560983     15.750    40,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000560987     14.625    92,000.00 N                      CR     None                                    0                 IRVINE
4000561007     13.250    93,500.00 N                      CR     None                                    0                 IRVINE
4000561020     14.750   160,000.00 N                      CR     None                                    0                 IRVINE
4000561052              132,000.00 N                      CR     None                                    0                 IRVINE
4000561064     14.375   199,950.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000561090     14.625   140,000.00 N                      CR     None                                    0                 IRVINE
4000561094              260,000.00 N                      CR     None                                    0                 IRVINE
4000561110     14.250   185,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000561126              175,950.00 N                      CR     None                                    0                 IRVINE
4000561203     14.750   178,950.00 N                      CR     None                                    0                 IRVINE
4000561207     14.125   232,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000561245     13.625   106,900.00 N                      CR     None                                    0                 IRVINE
4000561253     13.875   410,000.00 N                      CR     None                                    0                 IRVINE
4000561255               82,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    43.24324324       IRVINE
4000561256     13.750   406,850.00 N                      CR     None                                    0                 IRVINE
4000561257     15.999    85,000.00 N                      CR     /1% IN YR 1/2/3                         40.0040004        IRVINE
4000561263     15.000   359,000.00 N                      CR     None                                    0                 IRVINE
4000561275               78,000.00 N                      CR     None                                    0                 IRVINE
4000561281     13.875    88,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.79365079       IRVINE
4000561294              141,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    47.76119403       IRVINE
4000561296               60,650.00 N                      CR     None                                    0                 IRVINE
4000561302     13.999   165,000.00 N                      CR     None                                    0                 IRVINE
4000561317     14.750    44,900.00 N                      CR     3%/2%/0%                                57.14285714       IRVINE
4000561326     15.625    63,000.00 N                      CR     3%/2%/0%                                51.94805195       IRVINE
4000561341     15.750    39,500.00 N                      CR     3%/2%/0%                                51.28205128       IRVINE
4000561440     14.375   187,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000561441     14.875   119,400.00 N                      CR     3%/2%/0%                                56.33802817       IRVINE
4000561486     14.750    68,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000561487               69,000.00 N                      CR     None                                    0                 IRVINE
4000561508     16.000    73,000.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000561520     14.875    56,710.00 N                      CR     3%/2%/1% in yr 1/2/3                    45.07042254       IRVINE
4000561533     14.875   145,000.00 N                      CR     3%/1%/1%                                45.07042254       IRVINE
4000561534     15.125   165,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    43.83561644       IRVINE
4000561542              132,000.00 N                      CR     1% prepaid                              25.03647637       IRVINE
4000561559     14.750   124,900.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000561561     13.750    91,670.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000561576     13.999   221,900.00 N                      CR     3%/1%/1%                                50.00625078       IRVINE
4000561585     15.250   258,450.00 N                      CR     None                                    0                 IRVINE
4000561608               40,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000561613     14.625   587,680.00 N                      CR     None                                    0                 IRVINE
4000561632               85,000.00 N                      CR     None                                    0                 IRVINE
4000561634     15.250   109,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000561677     14.000   132,500.00 N                      CR     None                                    0                 IRVINE
4000561718     14.125   268,675.00 N                      CR     None                                    0                 IRVINE
4000561745               33,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000561781     15.250    95,000.00 N                      CR     3%/1%/0%                                54.05405405       IRVINE
4000561793     14.625   192,000.00 N                      CR     2MO.(60 DAYS)INT.LESS 20%OBAL           80                IRVINE
4000561829     14.375    89,500.00 N                      CR     3%/1%/1%                                47.76119403       IRVINE
4000561865     15.250   107,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000561884     15.125    88,700.00 N                      CR     3%/2%/1% in yr 1/2/3                    43.83561644       IRVINE
4000561899               82,000.00 N                      CR     None                                    0                 IRVINE
4000561946     12.875    82,297.00 N                      CR     3%/2%/1% in yr 1/2/3                    58.18181818       IRVINE
4000561952     14.375   240,000.00 N                      CR     3%/1%/1%                                47.76119403       IRVINE
4000561959     14.375   228,500.00 N                      CR     None                                    0                 IRVINE
4000562009     15.625    53,000.00 N                      CR     3%/2%/0%                                51.94805195       IRVINE
4000562046     15.125   410,000.00 N                      CR     None                                    0                 IRVINE
4000562055     13.625   104,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000562068     14.500    69,148.00 N                      CR     3%/2%/0%                                58.82352941       IRVINE
4000562095               61,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000562096               82,000.00 N                      CR     None                                    0                 IRVINE
4000562137     14.125    84,500.00 N                      CR     less or of 2% prepaid or 60 days int    46.97828282       IRVINE
4000562208     15.000   170,000.00 N                      CR     None                                    0                 IRVINE
4000562237     14.875    94,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000562252     14.500    90,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    47.05882353       IRVINE
4000562303     15.125   122,570.00 N                      CR     3%/2%/1% in yr 1/2/3                    43.83561644       IRVINE
4000562308              118,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000562347     15.750    42,400.00 N                      CR     /0% IN YR 1/2/3                         51.28205128       IRVINE
4000562414     14.250   112,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000562422              135,000.00 N                      CR     None                                    0                 IRVINE
4000562478     15.000    82,700.00 N                      CR     None                                    0                 IRVINE
4000562480               47,300.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000562493               84,900.00 N                      CR     None                                    0                 IRVINE
4000562496     15.250    75,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000562511              105,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000562514               72,450.00 N                      CR     None                                    0                 IRVINE
4000562515     13.625   172,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000562522               68,000.00 N                      CR     None                                    0                 IRVINE
4000562541              136,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000562545     15.875   114,800.00 N                      CR     3%/1%/0%                                50.63291139       IRVINE
4000562584     14.500   105,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000562589     13.999    80,000.00 N                      CR     3%/2%/0%                                62.50781348       IRVINE
4000562599     14.500    76,900.00 N                      CR     3%/2%/0%                                58.82352941       IRVINE
4000562622               78,758.00 N                      CR     None                                    0                 IRVINE
4000562666     14.500   177,800.00 N                      CR     None                                    0                 IRVINE
4000562674     13.999   400,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000562679     15.500   500,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000562703     13.999   395,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000562716     13.750   340,000.00 N                      CR     None                                    0                 IRVINE
4000562784     13.625   195,000.00 N                      CR     3%/1%/1%                                52.45901639       IRVINE
4000562799     13.875    73,400.00 N                      CR     3%/2%/0%                                63.49206349       IRVINE
4000562810     14.875   145,000.00 N                      CR     3%/2%/0%                                56.33802817       IRVINE
4000562827     14.000   435,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000562828     14.750   230,000.00 N                      CR     None                                    0                 IRVINE
4000562838     14.750    50,500.00 N                      CR     /0% IN YR 1/2/3                         57.14285714       IRVINE
4000562842     13.750   127,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    51.61290323       IRVINE
4000562849               26,500.00 N                      CR     None                                    0                 IRVINE
4000562862     15.250    78,000.00 N                      CR     None                                    0                 IRVINE
4000562873     14.625   131,000.00 N                      CR     None                                    0                 IRVINE
4000562882               63,500.00 N                      CR     None                                    0                 IRVINE
4000562883     14.375   300,000.00 N                      CR     None                                    0                 IRVINE
4000562884               90,850.00 N                      CR     None                                    0                 IRVINE
4000562889              110,000.00 N                      CR     None                                    0                 IRVINE
4000562903     13.750   145,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    51.61290323       IRVINE
4000562904     13.500   240,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000562910     13.875    45,500.00 N                      CR     None                                    0                 IRVINE
4000562911     13.250   159,900.00 N                      CR     None                                    0                 IRVINE
4000562925     14.375   142,900.00 N                      CR     None                                    0                 IRVINE
4000562970     14.500   398,000.00 N                      CR     None                                    0                 IRVINE
4000563008     13.750   225,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000563046               71,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000563049     13.999   111,500.00 N                      CR     None                                    0                 IRVINE
4000563061     14.250   143,500.00 N                      CR     None                                    0                 IRVINE
4000563066     15.500    77,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000563068     13.125   160,000.00 N                      CR     None                                    0                 IRVINE
4000563081     13.625   285,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000563101     14.625   550,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000563132     14.375   159,900.00 N                      CR     3%/1%/1%                                47.76119403       IRVINE
4000563133               87,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000563155               57,500.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000563160     14.750   120,000.00 N                      CR     3%/1%/0%                                57.14285714       IRVINE
4000563165     15.500   135,000.00 N                      CR     None                                    0                 IRVINE
4000563186     14.500    86,500.00 N                      CR     3%/2%/0%                                58.82352941       IRVINE
4000563209              170,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000563222     15.375   237,800.00 N                      CR     less or of 2% prepaid or 60 days int    46.97828282       IRVINE
4000563251              165,822.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000563253     15.500    70,000.00 N                      CR     None                                    0                 IRVINE
4000563254               70,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000563312               86,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    35.55555556       IRVINE
4000563313     14.000   147,650.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000563328     14.500    70,000.00 N                      CR     3%/1%/1%                                47.05882353       IRVINE
4000563373     13.999   172,500.00 N                      CR     3%/1%/1%                                50.00625078       IRVINE
4000563399     13.625   139,900.00 N                      CR     3%/1%/1%                                52.45901639       IRVINE
4000563426     15.625   170,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000563451               40,300.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000563504     14.875    83,100.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000563512     14.000   150,000.00 N                      CR     None                                    0                 IRVINE
4000563519     14.999   133,000.00 N                      CR     3%/1%/0%                                55.56172908       IRVINE
4000563577     14.375   145,500.00 N                      CR     None                                    0                 IRVINE
4000563589     14.000   160,000.00 N                      CR     3%/1%/1%                                50                IRVINE
4000563636     15.875    52,788.00 N                      CR     3%/2%/0%                                50.63291139       IRVINE
4000563679     13.625    72,000.00 N                      CR     3%/2%/0%                                65.57377049       IRVINE
4000563713              255,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000563718     14.000   328,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000563719     15.125   280,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000563741              140,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000563745     14.625   170,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000563746     14.000    74,949.68 N                      CR     less or of 2% prepaid or 60 days int    50.07295274       IRVINE
4000563757     14.875   185,000.00 N                      CR     None                                    0                 IRVINE
4000563768              191,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000563778     13.500   249,500.00 N                      CR     2MO.(60 DAYS)INT.LESS 20%OBAL           80                IRVINE
4000563793     13.625   520,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    52.45901639       IRVINE
4000563794     15.875    62,500.00 N                      CR     3%/2%/0% IN YR 1/2/3                    50.63291139       IRVINE
4000563818     15.750   124,000.00 N                      CR     None                                    0                 IRVINE
4000563834     15.500    68,500.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000563838     15.500    80,000.00 N                      CR     3%/2%/0%                                52.63157895       IRVINE
4000563839     14.125   220,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000563841     15.750    51,500.00 N                      CR     None                                    0                 IRVINE
4000563881     14.375   115,200.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000563919     14.250   225,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000564102     13.375    98,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000564105     14.750    50,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000564110              188,976.00 N                      CR     None                                    0                 IRVINE
4000564129     13.750   169,900.00 N                      CR     None                                    0                 IRVINE
4000564138     14.875   125,500.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000564140     14.000   131,500.00 N                      CR     None                                    0                 IRVINE
4000564147     15.000   104,891.00 N                      CR     None                                    0                 IRVINE
4000564155     14.375   130,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000564162     14.000   129,000.00 N                      CR     None                                    0                 IRVINE
4000564182     15.625   104,900.00 N                      CR     3%/2%/0%                                51.94805195       IRVINE
4000564183     13.250   213,000.00 N                      CR     less or of 2% prepaid or 60 days int    50.07295274       IRVINE
4000564194               62,000.00 N                      CR     None                                    0                 IRVINE
4000564251              150,650.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000564285     13.999    77,000.00 N                      CR     3%2%0%                                  62.50781348       IRVINE
4000564354     15.000    95,000.00 N                      CR     3%/2%/0%                                55.55555556       IRVINE
4000564379     13.875    92,500.00 N                      CR     None                                    0                 IRVINE
4000564402     14.875    86,000.00 N                      CR     None                                    0                 IRVINE
4000564425     15.000   141,000.00 N                      CR     None                                    0                 IRVINE
4000564426     15.375    80,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000564427     14.500    90,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000564452     14.375    75,900.00 N                      CR     3%/2%/0%                                59.70149254       IRVINE
4000564457     15.000    72,500.00 N                      CR     None                                    0                 IRVINE
4000564545     15.375   140,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000564553     14.875    94,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000564560     14.500    57,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    47.05882353       IRVINE
4000564584     15.250    95,000.00 N                      CR     None                                    0                 IRVINE
4000564632     14.750    72,080.00 N                      CR     3%/2%/1% in yr 1/2/3                    45.71428571       IRVINE
4000564642               87,000.00 N                      CR     None                                    0                 IRVINE
4000564650     15.250    88,000.00 N                      CR     None                                    0                 IRVINE
4000564652     13.875   103,450.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000564681     15.250    79,900.00 N                      CR     3%/2%/0%                                54.05405405       IRVINE
4000564687     14.250   316,000.00 N                      CR     3%/1%/1%                                48.48484848       IRVINE
4000564695     16.375   135,000.00 N                      CR     None                                    0                 IRVINE
4000564761     14.500   133,750.00 N                      CR     None                                    0                 IRVINE
4000564812     14.875    63,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    45.07042254       IRVINE
4000564860     14.875   155,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000564862     14.500   109,000.00 N                      CR     3%/2%/0%                                58.82352941       IRVINE
4000564863     14.625   102,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000564902              275,000.00 N                      CR     None                                    0                 IRVINE
4000564906     14.750    97,000.00 N                      CR     3%/2%/0%                                57.14285714       IRVINE
4000564912     15.500   248,500.00 N                      CR     3%/1%/1%                                42.10526316       IRVINE
4000564922     15.125    89,000.00 N                      CR     3%/1%/0%                                54.79452055       IRVINE
4000564939     14.000   128,900.00 N                      CR     3%/2%/1% in yr 1/2/3                    50                IRVINE
4000565032     15.000   120,000.00 N                      CR     3%/2%/0%                                55.55555556       IRVINE
4000565046     14.999   120,000.00 N                      CR     3%/2%/0%                                55.56172908       IRVINE
4000565056     14.999   120,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    44.44938326       IRVINE
4000565072     13.999   299,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000565087               58,000.00 N                      CR     None                                    0                 IRVINE
4000565088     14.750    96,000.00 N                      CR     3%/1%/1%                                45.71428571       IRVINE
4000565089     14.500   300,000.00 N                      CR     None                                    0                 IRVINE
4000565103               36,000.00 N                      CR     None                                    0                 IRVINE
4000565144     14.250    82,000.00 N                      CR     3%1%1%                                  48.48484848       IRVINE
4000565152     14.375   107,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    47.76119403       IRVINE
4000565184     15.500    55,000.00 N                      CR     None                                    0                 IRVINE
4000565187     15.125    40,000.00 N                      CR     None                                    0                 IRVINE
4000565255     15.875    53,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000565266     14.250   117,500.00 N                      CR     3%/1%/1%                                48.48484848       IRVINE
4000565380     13.500   174,900.00 N                      CR     None                                    0                 IRVINE
4000565521              126,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000565535     14.750   134,400.00 N                      CR     3%/0%/0%                                68.57142857       IRVINE
4000565555     15.625    86,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    41.55844156       IRVINE
4000565617     14.250   165,250.00 N                      CR     3%/2%/1% in yr 1/2/3                    48.48484848       IRVINE
4000565630     14.000   175,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000565643     15.250   221,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000565647     16.750    65,000.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000565658     15.375    60,400.00 N                      CR     3%/2%/0%                                53.33333333       IRVINE
4000565691              115,000.00 N                      CR     None                                    0                 IRVINE
4000565709     15.375   260,900.00 N                      CR     None                                    0                 IRVINE
4000565741               91,150.00 N                      CR     None                                    0                 IRVINE
4000565747     13.500   188,350.00 N                      CR     3%/1%/1%                                53.33333333       IRVINE
4000565771     14.500   159,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000565779     14.250   170,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000565799     14.750   117,500.00 N                      CR     3%/2%/0%                                57.14285714       IRVINE
4000565912     14.999   350,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000565978               75,000.00 N                      CR     None                                    0                 IRVINE
4000565983     15.875    95,500.00 N                      CR     3%/2%/0% in yr 1/2/3                    50.63291139       IRVINE
4000566005     16.375    32,000.00 N                      CR     3%/2%/0%                                48.19277108       IRVINE
4000566006               95,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000566009     14.875    50,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000566013     15.000    80,000.00 N                      CR     None                                    0                 IRVINE
4000566106     15.250   319,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000566148     16.125    76,000.00 N                      CR     3%/2%/0%                                49.38271605       IRVINE
4000566162     14.250    59,325.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000566167     13.750   124,500.00 N                      CR     None                                    0                 IRVINE
4000566177     15.125    64,000.00 N                      CR     None                                    0                 IRVINE
4000566178     15.125   129,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000566182               37,900.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000566183     13.250   129,900.00 N                      CR     None                                    0                 IRVINE
4000566188               87,500.00 N                      CR     None                                    0                 IRVINE
4000566224              104,000.00 N                      CR     None                                    0                 IRVINE
4000566234     13.999   120,900.00 N                      CR     None                                    0                 IRVINE
4000566238     14.375   265,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000566253     13.750    79,000.00 N                      CR     None                                    0                 IRVINE
4000566254     14.250   267,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000566275     14.250    99,900.00 N                      CR     None                                    0                 IRVINE
4000566307               87,900.00 N                      CR     None                                    0                 IRVINE
4000566308     15.125    83,500.00 N                      CR     3%/2%/0%                                54.79452055       IRVINE
4000566330     15.250    77,000.00 N                      CR     None                                    0                 IRVINE
4000566359     14.000    82,000.00 N                      CR     3%/2%/0%                                62.5              IRVINE
4000566381              107,000.00 N                      CR     3%/2%/0%                                42.66666667       IRVINE
4000566394     13.375    63,500.00 N                      CR     3%1%1%                                  54.23728814       IRVINE
4000566420     14.625   226,600.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000566424     15.750    60,000.00 N                      CR     3%/2%/0%                                51.28205128       IRVINE
4000566466     14.750   151,950.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000566467     15.750   127,000.00 N                      CR     None                                    0                 IRVINE
4000566488     14.125    68,700.00 N                      CR     3%/1%/1%                                49.23076923       IRVINE
4000566512     14.875    78,900.00 N                      CR     3%/1%/1%                                45.07042254       IRVINE
4000566559              120,000.00 N                      CR     None                                    0                 IRVINE
4000566612     14.375   105,000.00 N                      CR     None                                    0                 IRVINE
4000566669     15.625    35,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000566680     14.875    90,950.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000566715     13.999   152,500.00 N                      CR     3%/1%/1%                                50.00625078       IRVINE
4000566745     16.375    45,900.00 N                      CR     3%/2%/0%                                48.19277108       IRVINE
4000566771     14.750    61,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    45.71428571       IRVINE
4000566775     13.875   440,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000566788     13.875   160,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000566794     13.750   129,900.00 N                      CR     3%/1%/1%                                51.61290323       IRVINE
4000566800     13.375    86,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000566827     14.625    69,900.00 N                      CR     3%/2%/0% in yr 1/2/3                    57.97101449       IRVINE
4000566851     14.125   155,000.00 N                      CR     3%/1%/1%                                49.23076923       IRVINE
4000566889     14.999   255,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000566896     13.125    84,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    56.14035088       IRVINE
4000566905     15.000    96,000.00 N                      CR     3%/1%/0%                                55.55555556       IRVINE
4000566923               64,250.00 N                      CR     None                                    0                 IRVINE
4000566935     13.375    84,000.00 N                      CR     3%1%0%                                  67.79661017       IRVINE
4000566962     14.875    66,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    45.07042254       IRVINE
4000567040     14.250   290,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000567044     13.750    90,000.00 N                      CR     None                                    0                 IRVINE
4000567108     14.375   495,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000567146     15.625    39,400.00 N                      CR     3%/2%/1% in yr 1/2/3                    41.55844156       IRVINE
4000567149     15.750   290,460.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000567151     14.625   165,000.00 N                      CR     3%/2%/0%                                57.97101449       IRVINE
4000567186     15.750    95,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000567197     12.875    78,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    58.18181818       IRVINE
4000567199     15.375   178,000.00 N                      CR     None                                    0                 IRVINE
4000567201     14.375   115,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000567233     14.500   131,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000567246     14.750   115,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000567278               66,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000567280     14.250   200,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000567287     13.250   119,000.00 N                      CR     None                                    0                 IRVINE
4000567289               86,000.00 N                      CR     None                                    0                 IRVINE
4000567297     16.500   120,000.00 N                      CR     None                                    0                 IRVINE
4000567314     14.750   460,000.00 N                      CR     None                                    0                 IRVINE
4000567316     14.875    89,600.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000567317              118,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000567328     14.750    58,600.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000567329              129,000.00 N                      CR     None                                    0                 IRVINE
4000567399     13.875    90,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000567436     13.875   101,500.00 N                      CR     3%/2%/0%                                63.49206349       IRVINE
4000567475     14.000   135,000.00 N                      CR     3%/2%/0%                                62.5              IRVINE
4000567476     15.875    43,255.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000567489     14.250   120,000.00 N                      CR     3%/2%/0%                                60.60606061       IRVINE
4000567490     14.750    71,550.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000567499               76,500.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000567510     15.990   189,000.00 N                      CR     None                                    0                 IRVINE
4000567538     14.750   179,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000567541     15.875    56,000.00 N                      CR     3%/2%/0%                                50.63291139       IRVINE
4000567558     14.750   115,900.00 N                      CR     None                                    0                 IRVINE
4000567595     14.750    70,000.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000567596               44,900.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000567602     13.999    82,500.00 N                      CR     None                                    0                 IRVINE
4000567603     13.999   133,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.00625078       IRVINE
4000567653     14.000   128,750.00 N                      CR     3%/1%/1%                                50                IRVINE
4000567664     14.250   154,800.00 N                      CR     3%/2%/1% in yr 1/2/3                    48.48484848       IRVINE
4000567726     14.625   109,900.00 N                      CR     3%/2%/0%                                57.97101449       IRVINE
4000567753     15.625    87,000.00 N                      CR     None                                    0                 IRVINE
4000567766              206,800.00 N                      CR     3%/2%/1% in yr 1/2/3                    43.83561644       IRVINE
4000567773     14.750    88,200.00 N                      CR     3%/2%/0%                                57.14285714       IRVINE
4000567797               77,500.00 N                      CR     None                                    0                 IRVINE
4000567815     15.500   184,900.00 N                      CR     None                                    0                 IRVINE
4000567822     15.500    87,000.00 N                      CR     None                                    0                 IRVINE
4000567845               78,000.00 N                      CR     None                                    0                 IRVINE
4000567857     13.875    85,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.79365079       IRVINE
4000567871     14.500    89,000.00 N                      CR     3%/2%/0%                                58.82352941       IRVINE
4000567874     13.999   169,500.00 N                      CR     None                                    0                 IRVINE
4000567897     14.875   170,000.00 N                      CR     less or of 2% prepaid or 60 days int    46.97828282       IRVINE
4000567898     14.250    48,000.00 N                      CR     3%/1%/1%                                48.48484848       IRVINE
4000567906     16.125   525,000.00 N                      CR     None                                    0                 IRVINE
4000567957     14.000   226,682.00 N                      CR     None                                    0                 IRVINE
4000568042     15.500    48,000.00 N                      CR     3%/1%/0%                                52.63157895       IRVINE
4000568058     13.750    82,000.00 N                      CR     None                                    0                 IRVINE
4000568060     14.999   314,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000568067     14.500    95,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000568087     14.125   148,900.00 N                      CR     less or of 2% prepaid or 60 days int    46.97828282       IRVINE
4000568091     14.125    90,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000568094     14.125   325,470.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000568098     15.625    61,000.00 N                      CR     3%/1%/1%                                41.55844156       IRVINE
4000568120     14.875   155,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    45.07042254       IRVINE
4000568144     14.500   112,000.00 N                      CR     None                                    0                 IRVINE
4000568236     15.250   162,999.00 N                      CR     None                                    0                 IRVINE
4000568240     15.250    82,500.00 N                      CR     None                                    0                 IRVINE
4000568274               65,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000568282     14.375    98,000.00 N                      CR     None                                    0                 IRVINE
4000568286               96,820.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000568295     14.750    80,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000568301     14.625   117,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    46.37681159       IRVINE
4000568306     15.625   115,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    41.55844156       IRVINE
4000568316     14.500    54,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000568336     14.875    98,000.00 N                      CR     3%/2%/0%                                56.33802817       IRVINE
4000568373     14.250   186,030.00 N                      CR     None                                    0                 IRVINE
4000568411     14.250   112,000.00 N                      CR     None                                    0                 IRVINE
4000568421     14.875    76,501.00 N                      CR     3%/2%/0%                                56.33802817       IRVINE
4000568508     15.375   131,000.00 N                      CR     None                                    0                 IRVINE
4000568522               71,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    45.71428571       IRVINE
4000568526     14.375   163,000.00 N                      CR     None                                    0                 IRVINE
4000568553     15.375   104,000.00 N                      CR     3%/1%/1%                                42.66666667       IRVINE
4000568571     13.999   400,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000568583     13.625   305,000.00 N                      CR     None                                    0                 IRVINE
4000568618     14.250    59,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    48.48484848       IRVINE
4000568715               83,000.00 N                      CR     None                                    0                 IRVINE
4000568741               98,900.00 N                      CR     None                                    0                 IRVINE
4000568767     14.625    94,900.00 N                      CR     less or of 2% prepaid or 60 days int    46.97828282       IRVINE
4000568869     13.875   196,250.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.79365079       IRVINE
4000568877     14.875   310,000.00 N                      CR     None                                    0                 IRVINE
4000568886     14.500    87,000.00 N                      CR     3%/1%/1%                                47.05882353       IRVINE
4000568900     15.375    61,200.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000568960     14.125   398,100.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000569073     14.125    68,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000569077     14.875   118,000.00 N                      CR     None                                    0                 IRVINE
4000569078     13.750   450,000.00 N                      CR     None                                    0                 IRVINE
4000569081     15.750    48,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    41.02564103       IRVINE
4000569093               70,000.00 N                      CR     None                                    0                 IRVINE
4000569094     15.375   139,000.00 N                      CR     3%/1%/0%                                53.33333333       IRVINE
4000569125     14.750   183,900.00 N                      CR     None                                    0                 IRVINE
4000569135     13.875   165,000.00 N                      CR     None                                    0                 IRVINE
4000569180     14.125    65,000.00 N                      CR     None                                    0                 IRVINE
4000569237     15.500    97,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000569249     14.000   282,500.00 N                      CR     None                                    0                 IRVINE
4000569250     15.625   102,000.00 N                      CR     None                                    0                 IRVINE
4000569344     15.375    81,500.00 N                      CR     3%/2%/0%                                53.33333333       IRVINE
4000569352              120,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000569356     14.875   105,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000569366     14.875   450,000.00 N                      CR     None                                    0                 IRVINE
4000569368     14.375   445,200.00 N                      CR     12 MO.                                  80                IRVINE
4000569374     14.875   170,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000569378     14.875   116,600.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000569390     15.375    85,500.00 N                      CR     None                                    0                 IRVINE
4000569405     15.750    36,500.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000569416     14.999   125,000.00 N                      CR     3%/1%/1%                                44.44938326       IRVINE
4000569426               94,000.00 N                      CR     None                                    0                 IRVINE
4000569429     15.250    92,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    43.24324324       IRVINE
4000569486     14.500    85,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000569489              200,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000569507     14.500   135,000.00 N                      CR     None                                    0                 IRVINE
4000569508     13.875   261,500.00 N                      CR     3%1%1%                                  50.79365079       IRVINE
4000569521               83,700.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000569558     14.500   224,000.00 N                      CR     12 MO.                                  80                IRVINE
4000569576     15.000   220,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000569587     14.250   143,000.00 N                      CR     3%1%1%                                  48.48484848       IRVINE
4000569636     14.500    87,450.00 N                      CR     None                                    0                 IRVINE
4000569640     14.375    67,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000569649     14.250   195,000.00 N                      CR     None                                    0                 IRVINE
4000569666     14.375   339,000.00 N                      CR     less or of 2% prepaid or 60 days int    46.97828282       IRVINE
4000569679     14.500    66,900.00 N                      CR     3%/1%/1% IN YR 1/2/3                    47.05882353       IRVINE
4000569721     16.125    78,000.00 N                      CR     None                                    0                 IRVINE
4000569722     14.750    42,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000569791     14.375   170,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000569806     15.500   119,000.00 N                      CR     None                                    0                 IRVINE
4000569814     14.125   178,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000569853     13.875   105,000.00 N                      CR     None                                    0                 IRVINE
4000569872     14.875    60,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000569917     14.750    66,875.00 N                      CR     12 MO.                                  80                IRVINE
4000569961     14.375   107,900.00 N                      CR     3%/2%/1% in yr 1/2/3                    47.76119403       IRVINE
4000569993     14.375   226,000.00 N                      CR     3%1%1%                                  47.76119403       IRVINE
4000570029     14.999   222,000.00 N                      CR     3%/2%/0%                                55.56172908       IRVINE
4000570045     14.875   214,000.00 N                      CR     3%/1%/1%                                45.07042254       IRVINE
4000570079              137,000.00 N                      CR     3%/2%/1%                                42.10526316       IRVINE
4000570099              184,900.00 N                      CR     None                                    0                 IRVINE
4000570126     13.750   185,000.00 N                      CR     None                                    0                 IRVINE
4000570189     14.375   256,000.00 N                      CR     None                                    0                 IRVINE
4000570204     14.250   159,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000570224     13.875    75,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000570257              125,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    43.83561644       IRVINE
4000570401     15.750   650,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000570420     14.990    68,900.00 N                      CR     3%/2%/0%                                55.61735261       IRVINE
4000570478     14.125   120,000.00 N                      CR     None                                    0                 IRVINE
4000570479     14.375    45,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000570485     15.625    70,600.00 N                      CR     None                                    0                 IRVINE
4000570495     15.750   114,900.00 N                      CR     None                                    0                 IRVINE
4000570509     15.625   156,800.00 N                      CR     None                                    0                 IRVINE
4000570659               60,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000570660     14.500   129,300.00 N                      CR     3%/2%/0%                                58.82352941       IRVINE
4000570668     15.000    88,000.00 N                      CR     None                                    0                 IRVINE
4000570673     15.875    47,700.00 N                      CR     3%/2%/1% in yr 1/2/3                    40.50632911       IRVINE
4000570678     13.875   358,000.00 N                      CR     None                                    0                 IRVINE
4000570706     14.375    73,600.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000570712     14.625   119,250.00 N                      CR     3%2%0%                                  57.97101449       IRVINE
4000570735     13.250    86,000.00 N                      CR     None                                    0                 IRVINE
4000570737     15.125    85,900.00 N                      CR     None                                    0                 IRVINE
4000570740     15.125   116,000.00 N                      CR     None                                    0                 IRVINE
4000570762     14.375   141,500.00 N                      CR     None                                    0                 IRVINE
4000570771              179,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000570791     15.000    70,800.00 N                      CR     3%/2%/1% in yr 1/2/3                    44.44444444       IRVINE
4000570793     13.875    77,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000570798              136,300.00 N                      CR     None                                    0                 IRVINE
4000570806     15.375   187,600.00 N                      CR     None                                    0                 IRVINE
4000570815     15.125   104,000.00 N                      CR     None                                    0                 IRVINE
4000570822     13.999   127,600.00 N                      CR     None                                    0                 IRVINE
4000570828     13.875   410,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000570837     14.375   110,000.00 N                      CR     None                                    0                 IRVINE
4000570841     15.125   250,000.00 N                      CR     None                                    0                 IRVINE
4000570843               56,000.00 N                      CR     None                                    0                 IRVINE
4000570853              172,000.00 N                      CR     None                                    0                 IRVINE
4000570854     15.750   144,000.00 N                      CR     3%/2%/0%                                51.28205128       IRVINE
4000570897     14.875   111,900.00 N                      CR     None                                    0                 IRVINE
4000570913               91,900.00 N                      CR     None                                    0                 IRVINE
4000570921     15.000    88,000.00 N                      CR     None                                    0                 IRVINE
4000570933     14.125   186,000.00 N                      CR     None                                    0                 IRVINE
4000570935     15.250   168,000.00 N                      CR     None                                    0                 IRVINE
4000570957     14.250   127,500.00 N                      CR     None                                    0                 IRVINE
4000571032     15.375    67,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000571037     14.750   275,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000571038     14.875    75,800.00 N                      CR     3%/2%/1% in yr 1/2/3                    45.07042254       IRVINE
4000571056              555,000.00 N                      CR     2 times int on amt prepaid in excess of 66                IRVINE
4000571079     14.250   367,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000571121     15.125   161,000.00 N                      CR     3%/1%/1%                                43.83561644       IRVINE
4000571134     14.625    84,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000571140     13.875   105,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.79365079       IRVINE
4000571147     14.375   130,000.00 N                      CR     3%/1%/0%                                59.70149254       IRVINE
4000571155               70,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000571156     14.500    65,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000571223     14.875   426,496.00 N                      CR     None                                    0                 IRVINE
4000571275              161,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000571280     14.375   169,000.00 N                      CR     60 DAYS/ 20%                            80                IRVINE
4000571290              265,000.00 N                      CR     1% prepaid                              25.03647637       IRVINE
4000571318     14.125    87,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000571334     12.750    85,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000571393     15.375    92,400.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000571407              156,200.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000571434               50,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000571442     14.625   100,000.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000571456     14.375    79,400.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000571475     13.125   190,000.00 N                      CR     3%2%0%                                  70.1754386        IRVINE
4000571486     14.750   138,000.00 N                      CR     3%/2%/0%                                57.14285714       IRVINE
4000571496     14.750    81,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000571515     14.999    97,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    44.44938326       IRVINE
4000571568     14.625   490,000.00 N                      CR     None                                    0                 IRVINE
4000571630     15.125    40,635.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000571633     13.625    99,900.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000571634     14.375   350,000.00 N                      CR     None                                    0                 IRVINE
4000571647     15.750   435,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000571721     14.875    85,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000571742     15.375    67,463.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000571757     14.999    92,700.00 N                      CR     3%/2%/0%                                55.56172908       IRVINE
4000571828     14.250    94,900.00 N                      CR     None                                    0                 IRVINE
4000571870     15.750   338,850.00 N                      CR     None                                    0                 IRVINE
4000571879     14.625   152,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    46.37681159       IRVINE
4000571916              110,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000571923     14.375   135,000.00 N                      CR     None                                    0                 IRVINE
4000571937     15.250   186,600.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000571973     14.500    63,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    47.05882353       IRVINE
4000572028              325,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000572092     14.625   143,000.00 N                      CR     None                                    0                 IRVINE
4000572093     15.625    70,000.00 N                      CR     None                                    0                 IRVINE
4000572110     14.125   250,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000572128     13.500    78,000.00 N                      CR     None                                    0                 IRVINE
4000572163     14.500   169,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000572203     16.125    90,000.00 N                      CR     3%/2%/0%                                49.38271605       IRVINE
4000572220     14.875   130,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000572222     14.250    82,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000572259     15.000   115,000.00 N                      CR     None                                    0                 IRVINE
4000572264     14.875    63,000.00 N                      CR     None                                    0                 IRVINE
4000572271     15.375   158,400.00 N                      CR     3%/2%/0%                                53.33333333       IRVINE
4000572284     13.999   117,300.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.00625078       IRVINE
4000572298     15.000   123,187.00 N                      CR     None                                    0                 IRVINE
4000572311               55,000.00 N                      CR     None                                    0                 IRVINE
4000572315     14.875    90,000.00 N                      CR     None                                    0                 IRVINE
4000572320     14.125   153,000.00 N                      CR     None                                    0                 IRVINE
4000572340              243,000.00 N                      CR     None                                    0                 IRVINE
4000572341               70,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000572347               64,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000572349     13.875   179,000.00 N                      CR     None                                    0                 IRVINE
4000572397     13.500    64,000.00 N                      CR     None                                    0                 IRVINE
4000572415     14.500    80,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000572461     15.875   482,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000572507              188,500.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000572532     14.500   515,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000572565     14.250   478,644.59 N                      CR     None                                    0                 IRVINE
4000572650     13.999   290,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000572662     13.990   376,000.00 N                      CR     None                                    0                 IRVINE
4000572666     15.250    70,000.00 N                      CR     3%/2%/0%                                54.05405405       IRVINE
4000572669     14.625    95,000.00 N                      CR     3%/2%/0%                                57.97101449       IRVINE
4000572680     14.375   122,900.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000572696     14.000    65,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000572724     15.375    86,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000572781     14.000   188,000.00 N                      CR     less or of 2% prepaid or 60 days int    46.97828282       IRVINE
4000572796     15.125    76,000.00 N                      CR     3%/2%/0% in yr 1/2/3                    80                IRVINE
4000572798     13.875   113,550.00 N                      CR     3%/2%/0%                                63.49206349       IRVINE
4000572800     14.250   175,900.00 N                      CR     None                                    0                 IRVINE
4000572834     13.375   168,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    54.23728814       IRVINE
4000572835               62,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000572849              119,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000572880     15.375    55,000.00 N                      CR     None                                    0                 IRVINE
4000572909     15.500    50,500.00 N                      CR     None                                    0                 IRVINE
4000572991     15.125    88,000.00 N                      CR     3%/1%/1%                                43.83561644       IRVINE
4000573047              150,816.00 N                      CR     60 DAYS/20%                             80                IRVINE
4000573048     14.500    90,000.00 N                      CR     3%/1%/1%                                47.05882353       IRVINE
4000573049     14.000    68,600.00 N                      CR     2% prepaid                              50.07295274       IRVINE
4000573050     15.875    60,000.00 N                      CR     3%/2%/0%                                50.63291139       IRVINE
4000573262     14.875   113,800.00 N                      CR     3%/1%/1%                                45.07042254       IRVINE
4000573266     13.250   154,530.00 N                      CR     3%/2%/0%                                68.96551724       IRVINE
4000573302     12.990   120,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000573315     15.250    92,000.00 N                      CR     None                                    0                 IRVINE
4000573375     15.500    83,000.00 N                      CR     3%/2%/0%                                52.63157895       IRVINE
4000573385     13.990   250,000.00 N                      CR     None                                    0                 IRVINE
4000573403              133,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000573461               63,000.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000573466     15.750   215,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000573520     13.875   155,000.00 N                      CR     None                                    0                 IRVINE
4000573524     14.750    84,000.00 N                      CR     None                                    0                 IRVINE
4000573533              154,700.00 N                      CR     None                                    0                 IRVINE
4000573544     14.875   130,000.00 N                      CR     None                                    0                 IRVINE
4000573561               79,500.00 N                      CR     None                                    0                 IRVINE
4000573596               73,000.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000573737     14.625   155,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000573751               65,000.00 N                      CR     None                                    0                 IRVINE
4000573753              141,000.00 N                      CR     None                                    0                 IRVINE
4000573758     15.250   164,450.00 N                      CR     None                                    0                 IRVINE
4000573791     14.750    78,300.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000573860     14.750   179,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000573900     15.875    70,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000573903     15.250   235,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000573941               55,150.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000573997              103,400.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000574061     14.750    90,000.00 N                      CR     3%/2%/0%                                57.14285714       IRVINE
4000574092     13.500   325,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000574099     14.750   144,425.00 N                      CR     3%/2%/0%                                57.14285714       IRVINE
4000574117     15.125    65,000.00 N                      CR     3%/2%/0%                                54.79452055       IRVINE
4000574132     14.750   420,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000574178     14.000    67,000.00 N                      CR     3%/2%/0%                                62.5              IRVINE
4000574191     14.250   240,000.00 N                      CR     None                                    0                 IRVINE
4000574208     13.750   126,500.00 N                      CR     3%/2%/0%                                64.51612903       IRVINE
4000574232     14.500   269,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000574392     14.750    70,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000574423              291,500.00 N                      CR     None                                    0                 IRVINE
4000574460     13.999   495,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000574481     15.625   135,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000574485     15.999   175,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000574488               57,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    51.61290323       IRVINE
4000574514     14.875   236,900.00 N                      CR     3%/2%/1% in yr 1/2/3                    45.07042254       IRVINE
4000574533     14.750    59,000.00 N                      CR     3%/2%/0%                                57.14285714       IRVINE
4000574599               83,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000574612     14.250    53,000.00 N                      CR     None                                    0                 IRVINE
4000574729              206,000.00 N                      CR     None                                    0                 IRVINE
4000574737               92,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    45.07042254       IRVINE
4000574741              125,900.00 N                      CR     None                                    0                 IRVINE
4000574827              145,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000574882     14.250   609,350.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000574893     16.250   220,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000574925               75,000.00 N                      CR     None                                    0                 IRVINE
4000574933     13.875   131,500.00 N                      CR     None                                    0                 IRVINE
4000574943     14.625   129,800.00 N                      CR     None                                    0                 IRVINE
4000574968     14.250   189,000.00 N                      CR     3%/1%/0%                                60.60606061       IRVINE
4000574977     14.625   117,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    46.37681159       IRVINE
4000574986     15.250    49,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000574993     15.125   260,000.00 N                      CR     3%/2%/0%                                54.79452055       IRVINE
4000575002     13.750   153,990.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000575015     14.500   251,000.00 N                      CR     None                                    0                 IRVINE
4000575039     15.750    89,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000575059     14.875   115,000.00 N                      CR     3%/1%/1%                                45.07042254       IRVINE
4000575072     15.125   218,500.00 N                      CR     None                                    0                 IRVINE
4000575111              430,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000575141     14.250   158,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000575151     14.750   266,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000575203     13.625    94,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000575229     14.250   116,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    48.48484848       IRVINE
4000575230     13.375   176,500.00 N                      CR     None                                    0                 IRVINE
4000575239     14.250   118,000.00 N                      CR     None                                    0                 IRVINE
4000575267     13.375   146,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    54.23728814       IRVINE
4000575281     13.625   184,500.00 N                      CR     None                                    0                 IRVINE
4000575289     14.375   165,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000575293     14.250   118,500.00 N                      CR     None                                    0                 IRVINE
4000575322     14.625    69,900.00 N                      CR     3%/2%/1% in yr 1/2/3                    46.37681159       IRVINE
4000575329               89,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000575351     14.250   145,000.00 N                      CR     3%/1%/1%                                48.48484848       IRVINE
4000575366               75,000.00 N                      CR     None                                    0                 IRVINE
4000575374     15.125   119,000.00 N                      CR     None                                    0                 IRVINE
4000575384     13.875   108,000.00 N                      CR     3%/1%/0%                                63.49206349       IRVINE
4000575425     13.875   130,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.79365079       IRVINE
4000575427              127,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000575447              167,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000575454     14.125    64,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000575456     14.625    92,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    46.37681159       IRVINE
4000575477     14.625   265,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000575494     15.750    80,000.00 N                      CR     None                                    0                 IRVINE
4000575503     14.500   192,000.00 N                      CR     None                                    0                 IRVINE
4000575504     14.750   620,000.00 N                      CR     3%/0%/0%                                68.57142857       IRVINE
4000575512     14.625   156,000.00 N                      CR     3%1%1%                                  46.37681159       IRVINE
4000575544     14.500   144,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    47.05882353       IRVINE
4000575553              117,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000575619     15.500    87,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000575624     14.125    89,000.00 N                      CR     None                                    0                 IRVINE
4000575667     15.750   210,000.00 N                      CR     None                                    0                 IRVINE
4000575693     14.875    95,500.00 N                      CR     None                                    0                 IRVINE
4000575727     15.750   262,000.00 N                      CR     None                                    0                 IRVINE
4000575739     16.125    57,250.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000575750     14.375   118,500.00 N                      CR     3%1%1%                                  47.76119403       IRVINE
4000575781     14.500    94,000.00 N                      CR     3%\2%\ 0% IN YR                         58.82352941       IRVINE
4000575790     15.125    76,500.00 N                      CR     3%2%0%                                  54.79452055       IRVINE
4000575803     15.125   138,000.00 N                      CR     None                                    0                 IRVINE
4000575818              106,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.00625078       IRVINE
4000575869     13.999   284,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000575914              146,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000576008     14.500   135,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    47.05882353       IRVINE
4000576035              165,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000576043     13.875   399,950.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000576075     14.125    64,500.00 N                      CR     None                                    0                 IRVINE
4000576101              369,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000576132     15.875    87,900.00 N                      CR     3%/2%/0%                                50.63291139       IRVINE
4000576148     14.375   182,000.00 N                      CR     None                                    0                 IRVINE
4000576186     15.500   186,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000576196     15.125    99,000.00 N                      CR     3%/2%/0%                                54.79452055       IRVINE
4000576233               85,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000576311     14.125   360,000.00 N                      CR     None                                    0                 IRVINE
4000576339     13.875   243,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000576367     14.875   168,500.00 N                      CR     None                                    0                 IRVINE
4000576403     13.625    52,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000576410     14.999    83,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    44.44938326       IRVINE
4000576424     13.875   110,000.00 N                      CR     None                                    0                 IRVINE
4000576429               85,900.00 N                      CR     3%/2%/1% in yr 1/2/3                    43.24324324       IRVINE
4000576445     14.875   134,900.00 N                      CR     None                                    0                 IRVINE
4000576446     13.625    45,750.00 N                      CR     2% prepaid                              50.07295274       IRVINE
4000576457     14.625   255,000.00 N                      CR     None                                    0                 IRVINE
4000576459     15.250   159,000.00 N                      CR     None                                    0                 IRVINE
4000576461     13.750   127,000.00 N                      CR     None                                    0                 IRVINE
4000576465     15.375    40,000.00 N                      CR     3%/1%/0%                                53.33333333       IRVINE
4000576480     14.875   317,400.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000576487     13.250   259,900.00 N                      CR     3%/1%/1%                                55.17241379       IRVINE
4000576531     15.250   122,500.00 N                      CR     None                                    0                 IRVINE
4000576542     14.125   153,700.00 N                      CR     None                                    0                 IRVINE
4000576581     14.250   164,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    48.48484848       IRVINE
4000576585     14.625   137,000.00 N                      CR     None                                    0                 IRVINE
4000576598     13.250   131,500.00 N                      CR     None                                    0                 IRVINE
4000576695     13.750    58,300.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000576757     14.125   103,000.00 N                      CR     None                                    0                 IRVINE
4000576760     14.875   133,000.00 N                      CR     None                                    0                 IRVINE
4000576776              134,850.00 N                      CR     None                                    0                 IRVINE
4000576785     14.250   359,450.00 N                      CR     None                                    0                 IRVINE
4000576790     14.125   173,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    49.23076923       IRVINE
4000576827              103,900.00 N                      CR     None                                    0                 IRVINE
4000576851               99,000.00 N                      CR     None                                    0                 IRVINE
4000576861     15.250   148,900.00 N                      CR     None                                    0                 IRVINE
4000576878     14.250    65,000.00 N                      CR     None                                    0                 IRVINE
4000576894     14.500   102,500.00 N                      CR     None                                    0                 IRVINE
4000576903     14.125   248,500.00 N                      CR     None                                    0                 IRVINE
4000576911     14.500   379,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000576916     14.375    86,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    47.76119403       IRVINE
4000576928     14.625   670,000.00 N                      CR     None                                    0                 IRVINE
4000576930     13.500   158,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000576956     13.125   128,000.00 N                      CR     3%/1%/1%                                56.14035088       IRVINE
4000576969              198,790.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000576998     15.999    59,000.00 N                      CR     3%2%0%                                  50.0050005        IRVINE
4000576999     15.375    71,900.00 N                      CR     None                                    0                 IRVINE
4000577002     14.625   145,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000577085     15.990    84,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000577118     13.875    78,000.00 N                      CR     None                                    0                 IRVINE
4000577127     15.250   128,500.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000577183     14.875   269,900.00 N                      CR     None                                    0                 IRVINE
4000577207     14.250   275,000.00 N                      CR     3%2%0%                                  60.60606061       IRVINE
4000577258     13.625   319,300.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000577291     14.875   149,155.00 N                      CR     3%/2%/0% in yr 1/2/3                    56.33802817       IRVINE
4000577301               61,250.00 N                      CR     3%/2%/1% in yr 1/2/3                    47.76119403       IRVINE
4000577314              225,550.00 N                      CR     None                                    0                 IRVINE
4000577389     14.625    98,600.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000577408     14.875   130,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000577410     14.000   162,800.00 N                      CR     3%1%1%                                  50                IRVINE
4000577428     14.999   536,000.00 N                      CR     12 MO. INTEREST LESS 20%                80                IRVINE
4000577435     14.625    65,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000577453     13.750   108,000.00 N                      CR     None                                    0                 IRVINE
4000577524     14.500   412,000.00 N                      CR     12 MO.                                  80                IRVINE
4000577583     13.750    75,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    51.61290323       IRVINE
4000577630               63,600.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000577655     13.625   135,000.00 N                      CR     None                                    0                 IRVINE
4000577668     14.750    88,100.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000577692     16.000   384,000.00 N                      CR     None                                    0                 IRVINE
4000577721     15.750    85,000.00 N                      CR     3%/2%/0%                                51.28205128       IRVINE
4000577759     14.125    93,000.00 N                      CR     3%2%0%                                  61.53846154       IRVINE
4000577807     14.750   188,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000577905     14.000   105,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000577922     14.750    99,750.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000577925     14.625   329,000.00 N                      CR     None                                    0                 IRVINE
4000577939     14.875    89,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    45.07042254       IRVINE
4000577954               58,900.00 N                      CR     None                                    0                 IRVINE
4000577961     14.750    96,500.00 N                      CR     3%/2%/0%                                57.14285714       IRVINE
4000578010     14.375    45,000.00 N                      CR     None                                    0                 IRVINE
4000578016     15.375    71,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000578039     14.875    89,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    45.07042254       IRVINE
4000578045     14.750   225,000.00 N                      CR     None                                    0                 IRVINE
4000578057               48,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    41.02564103       IRVINE
4000578058     14.750   160,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    45.71428571       IRVINE
4000578071     13.625    86,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    52.45901639       IRVINE
4000578101     14.500   134,620.00 N                      CR     None                                    0                 IRVINE
4000578108     15.625    60,000.00 N                      CR     None                                    0                 IRVINE
4000578128     13.500    72,130.00 N                      CR     3%0%0%                                  80                IRVINE
4000578138     14.375   174,791.29 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000578241              149,450.00 N                      CR     None                                    0                 IRVINE
4000578360     13.750   168,000.00 N                      CR     None                                    0                 IRVINE
4000578361     15.500   239,000.00 N                      CR     3%/1%/1%                                42.10526316       IRVINE
4000578366     14.375   112,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    47.76119403       IRVINE
4000578371     14.125   138,000.00 N                      CR     None                                    0                 IRVINE
4000578397     14.125    40,000.00 N                      CR     3%/2%/0%                                61.53846154       IRVINE
4000578411     15.625   477,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000578422     13.625   134,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000578442     14.375   135,000.00 N                      CR     None                                    0                 IRVINE
4000578452               70,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000578514     14.125   421,000.00 N                      CR     3%0%0%                                  73.84615385       IRVINE
4000578563               80,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    49.23076923       IRVINE
4000578579     14.125   138,000.00 N                      CR     3%1%1%                                  49.23076923       IRVINE
4000578600     15.250    54,000.00 N                      CR     3%/2%/0%                                54.05405405       IRVINE
4000578602     14.125   207,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    49.23076923       IRVINE
4000578607     14.625    75,500.00 N                      CR     3%1%1%                                  46.37681159       IRVINE
4000578650     13.875   185,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000578697     14.000   368,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000578722     13.750   111,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000578767     15.250   245,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000578788     14.250   109,000.00 N                      CR     less or of 2% prepaid or 60 days int    46.97828282       IRVINE
4000578834     14.500   119,000.00 N                      CR     3%/2%/0% in yr 1/2/3                    58.82352941       IRVINE
4000578888     14.125    63,000.00 N                      CR     None                                    0                 IRVINE
4000578893     14.125   276,918.74 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000578918     13.875   165,000.00 N                      CR     None                                    0                 IRVINE
4000578954     14.125   260,000.00 N                      CR     3%/2%/0%                                61.53846154       IRVINE
4000579012     14.875   124,000.00 N                      CR     3%/2%/0%                                56.33802817       IRVINE
4000579020     15.125    53,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    43.83561644       IRVINE
4000579035     15.875   131,700.00 N                      CR     None                                    0                 IRVINE
4000579051     13.750    82,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000579128     13.875    55,500.00 N                      CR     3%2%0%                                  63.49206349       IRVINE
4000579141     14.250   123,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    48.48484848       IRVINE
4000579186     14.125    84,680.00 N                      CR     3%/2%/1% in yr 1/2/3                    49.23076923       IRVINE
4000579242     15.500    70,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000579267               98,000.00 N                      CR     None                                    0                 IRVINE
4000579301     14.625    96,000.00 N                      CR     3%/1%/0%                                57.97101449       IRVINE
4000579321     14.875   168,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000579325     13.875   145,000.00 N                      CR     3%2%0%                                  63.49206349       IRVINE
4000579337              218,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000579434     14.625    98,000.00 N                      CR     None                                    0                 IRVINE
4000579460     15.500    88,000.00 N                      CR     None                                    0                 IRVINE
4000579501     15.500    50,000.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000579519     14.125   116,500.00 N                      CR     3%2%0%                                  61.53846154       IRVINE
4000579563     13.999   126,050.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000579569     15.125   454,500.00 N                      CR     None                                    0                 IRVINE
4000579575     14.125   133,050.00 N                      CR     None                                    0                 IRVINE
4000579585     15.375   112,000.00 N                      CR     None                                    0                 IRVINE
4000579588               62,500.00 N                      CR     None                                    0                 IRVINE
4000579593     15.000   145,950.00 N                      CR     None                                    0                 IRVINE
4000579599     13.625   223,510.00 N                      CR     None                                    0                 IRVINE
4000579601     14.999    63,000.00 N                      CR     3%/2%/0%                                55.56172908       IRVINE
4000579608     13.625    93,500.00 N                      CR     3%2%0%                                  65.57377049       IRVINE
4000579612     13.875    85,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000579625     14.375    89,900.00 N                      CR     None                                    0                 IRVINE
4000579632     13.625   294,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000579634     15.250    33,990.00 N                      CR     3%/2%/0%                                54.05405405       IRVINE
4000579655     14.500   115,360.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000579669               86,000.00 N                      CR     None                                    0                 IRVINE
4000579677              187,500.00 N                      CR     None                                    0                 IRVINE
4000579704     13.875   320,000.00 N                      CR     None                                    0                 IRVINE
4000579725     13.750   134,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    51.61290323       IRVINE
4000579741     14.125   446,764.00 N                      CR     None                                    0                 IRVINE
4000579815               74,900.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.00625078       IRVINE
4000579911     13.875   126,800.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.79365079       IRVINE
4000579956     13.999   355,863.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000580074     14.375   155,000.00 N                      CR     3%2%0%                                  59.70149254       IRVINE
4000580093     13.500   332,000.00 N                      CR     None                                    0                 IRVINE
4000580094     13.250   369,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000580136     14.625   189,900.00 N                      CR     3% 2% 0%                                80                IRVINE
4000580166     14.500   281,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000580415     15.375   150,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000580501     14.125   247,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000580553     13.875   109,700.00 N                      CR     12 MO.                                  80                IRVINE
4000580601     14.500    84,900.00 N                      CR     12 MO.                                  80                IRVINE
4000580605     14.000   235,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000580626              116,000.00 N                      CR     None                                    0                 IRVINE
4000580648     14.125   106,382.00 N                      CR     None                                    0                 IRVINE
4000580657               91,500.00 N                      CR     None                                    0                 IRVINE
4000580666     13.875   114,700.00 N                      CR     None                                    0                 IRVINE
4000580668     14.125   113,000.00 N                      CR     None                                    0                 IRVINE
4000580728     14.500    87,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000580768     16.500   333,400.00 N                      CR     None                                    0                 IRVINE
4000580882     14.875    99,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000580935     13.625   142,000.00 N                      CR     3%2%0%                                  65.57377049       IRVINE
4000580980     14.875   135,000.00 N                      CR     None                                    0                 IRVINE
4000580991     13.875    98,431.41 N                      CR     None                                    0                 IRVINE
4000580992     13.750   265,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000581001     15.375   110,800.00 N                      CR     None                                    0                 IRVINE
4000581003     13.999   140,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.00625078       IRVINE
4000581080     14.625   106,400.00 N                      CR     None                                    0                 IRVINE
4000581087     14.250   295,000.00 N                      CR     None                                    0                 IRVINE
4000581118     14.250   126,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000581160     14.250   445,000.00 N                      CR     None                                    0                 IRVINE
4000581189     14.625   108,300.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000581217     13.875    96,000.00 N                      CR     3%2%0%                                  63.49206349       IRVINE
4000581218     14.750    75,000.00 N                      CR     None                                    0                 IRVINE
4000581223     14.000   202,500.00 N                      CR     None                                    0                 IRVINE
4000581224     14.500   156,800.00 N                      CR     None                                    0                 IRVINE
4000581231     14.500   110,000.00 N                      CR     None                                    0                 IRVINE
4000581237     13.999   167,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.00625078       IRVINE
4000581241              210,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000581287     13.375   605,000.00 N                      CR     None                                    0                 IRVINE
4000581362     14.375   280,000.00 N                      CR     None                                    0                 IRVINE
4000581432              285,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000581470     15.500   360,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000581535     15.750   176,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000581604     15.125   238,155.00 N                      CR     None                                    0                 IRVINE
4000581626     13.999   260,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000581652     15.000    90,000.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000581709     15.625   150,000.00 N                      CR     None                                    0                 IRVINE
4000581794     15.250    94,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000581856     13.750    98,900.00 N                      CR     3%2%0%                                  64.51612903       IRVINE
4000582085     13.875   141,445.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000582138     14.750   413,000.00 N                      CR     3%2%0%                                  57.14285714       IRVINE
4000582169     14.125    88,000.00 N                      CR     6 days interest less 20% obal           80                IRVINE
4000582233     14.500   127,500.00 N                      CR     3%2%0%                                  58.82352941       IRVINE
4000582245     14.000    85,000.00 N                      CR     None                                    0                 IRVINE
4000582264     13.125    99,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    70.1754386        IRVINE
4000582270     14.250   495,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000582273     13.750   700,000.00 N                      CR     3%/1%/0%                                64.51612903       IRVINE
4000582302     14.250   165,000.00 N                      CR     3%/2%/0%                                60.60606061       IRVINE
4000582389     13.999   200,700.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000582464     13.500   410,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000582514     15.375    90,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    42.66666667       IRVINE
4000582530     13.750   145,000.00 N                      CR     2% prepaid                              50.07295274       IRVINE
4000582546               98,000.00 N                      CR     12 MO.                                  80                IRVINE
4000582558     14.750   146,000.00 N                      CR     3%/1%/1%                                45.71428571       IRVINE
4000582559     13.625   145,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000582563     14.125   117,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000582602     14.625   104,900.00 N                      CR     None                                    0                 IRVINE
4000582650     13.875   134,000.00 N                      CR     None                                    0                 IRVINE
4000582651               46,000.00 N                      CR     None                                    0                 IRVINE
4000582662     14.125    58,350.00 N                      CR     None                                    0                 IRVINE
4000582675     14.625    70,000.00 N                      CR     3%/1%/1%                                46.37681159       IRVINE
4000582717     14.875   110,000.00 N                      CR     None                                    0                 IRVINE
4000582752     13.999   121,000.00 N                      CR     None                                    0                 IRVINE
4000582771     13.375   265,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000582772     14.625   288,000.00 N                      CR     3%/1%/1%                                46.37681159       IRVINE
4000582790     14.250    96,000.00 N                      CR     3%/2%/0%                                60.60606061       IRVINE
4000582807     13.875    72,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.79365079       IRVINE
4000582815     14.999   109,900.00 N                      CR     3%/2%/0%                                55.56172908       IRVINE
4000582846     14.250   421,000.00 N                      CR     None                                    0                 IRVINE
4000582880     15.375   168,500.00 N                      CR     3%2%0%                                  53.33333333       IRVINE
4000583057     15.000    80,000.00 N                      CR     3%/2%/0%                                55.55555556       IRVINE
4000583081     14.500    79,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    47.05882353       IRVINE
4000583251     14.250    74,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000583269     13.750   400,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000583445               64,900.00 N                      CR     3%/2%/1% in yr 1/2/3                    54.23728814       IRVINE
4000583464     15.500    60,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000583473     14.500    60,000.00 N                      CR     None                                    0                 IRVINE
4000583527     14.500   693,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000583531     13.625   239,000.00 N                      CR     None                                    0                 IRVINE
4000583555     13.875   135,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.79365079       IRVINE
4000583564     14.250   280,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000583598              110,500.00 N                      CR     None                                    0                 IRVINE
4000583615     14.500   172,500.00 N                      CR     None                                    0                 IRVINE
4000583642     14.625    83,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    46.37681159       IRVINE
4000583865               93,250.00 N                      CR     12 MO.                                  80                IRVINE
4000583869     13.750   175,000.00 N                      CR     None                                    0                 IRVINE
4000583907              316,000.00 N                      CR     1%                                      80                IRVINE
4000584066     14.875   244,150.00 N                      CR     None                                    0                 IRVINE
4000584068     15.000   148,400.00 N                      CR     None                                    0                 IRVINE
4000584076     13.625   108,850.00 N                      CR     None                                    0                 IRVINE
4000584081     14.125   118,000.00 N                      CR     None                                    0                 IRVINE
4000584106     13.999   104,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.00625078       IRVINE
4000584108     15.625    94,900.00 N                      CR     None                                    0                 IRVINE
4000584116               90,000.00 N                      CR     None                                    0                 IRVINE
4000584158     13.625   120,000.00 N                      CR     None                                    0                 IRVINE
4000584159     14.375   120,000.00 N                      CR     2% prepaid                              50.07295274       IRVINE
4000584184     14.000   152,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000584187     13.500   150,000.00 N                      CR     3%1%1%                                  53.33333333       IRVINE
4000584189     15.250    71,500.00 N                      CR     None                                    0                 IRVINE
4000584204     14.125   209,000.00 N                      CR     None                                    0                 IRVINE
4000584222     16.000   260,000.00 N                      CR     None                                    0                 IRVINE
4000584261     13.875   210,000.00 N                      CR     None                                    0                 IRVINE
4000584325     14.500   380,000.00 N                      CR     None                                    0                 IRVINE
4000584334     14.000   149,100.00 N                      CR     None                                    0                 IRVINE
4000584341     14.125   262,900.00 N                      CR     None                                    0                 IRVINE
4000584349     13.125    97,255.00 N                      CR     12 MO.                                  80                IRVINE
4000584362     14.500   161,000.00 N                      CR     3%/1%/1%                                47.05882353       IRVINE
4000584385     14.375    81,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000584392     14.250   440,000.00 N                      CR     None                                    0                 IRVINE
4000584400     14.375   119,900.00 N                      CR     None                                    0                 IRVINE
4000584489     14.500   164,900.04 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000584519     14.999   163,200.00 N                      CR     12 MO.                                  80                IRVINE
4000584589     14.125   188,000.00 N                      CR     None                                    0                 IRVINE
4000584594     13.500    68,000.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000584615     12.750   169,000.00 N                      CR     3%2%0%                                  74.07407407       IRVINE
4000584709     14.000   250,000.00 N                      CR     3%1%1%                                  50                IRVINE
4000584766     14.000    79,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    50                IRVINE
4000584787     14.375    82,500.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000584842     14.375   158,200.00 N                      CR     None                                    0                 IRVINE
4000584849     14.000    89,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000584919     12.875   210,000.00 N                      CR     None                                    0                 IRVINE
4000584929     14.625   198,900.00 N                      CR     3%/2%/0% IN YR 1/2/3                    57.97101449       IRVINE
4000584965     14.250   171,900.00 N                      CR     3%/2%/1% in yr 1/2/3                    48.48484848       IRVINE
4000584979     14.875    81,250.00 N                      CR     None                                    0                 IRVINE
4000584988     14.375    44,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000585042     14.125    96,900.00 N                      CR     None                                    0                 IRVINE
4000585067     13.875    84,800.00 N                      CR     None                                    0                 IRVINE
4000585075     14.625   230,000.00 N                      CR     None                                    0                 IRVINE
4000585099     13.250   145,000.00 N                      CR     3%/1%/1%                                55.17241379       IRVINE
4000585186     14.625   180,400.00 N                      CR     None                                    0                 IRVINE
4000585193     13.500   140,000.00 N                      CR     None                                    0                 IRVINE
4000585358     13.625   225,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000585413     14.750   165,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000585450     14.500   109,277.00 N                      CR     3%/2%/0% in yr 1/2/3                    58.82352941       IRVINE
4000585462     14.625    75,000.00 N                      CR     3%/1%/1%                                46.37681159       IRVINE
4000585558              117,000.00 N                      CR     1% prepaid                              23.48914141       IRVINE
4000585567     15.250   227,900.00 N                      CR     None                                    0                 IRVINE
4000585571              124,550.00 N                      CR     None                                    0                 IRVINE
4000585581     13.875    80,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.79365079       IRVINE
4000585585     13.999    63,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.00625078       IRVINE
4000585604     13.750    72,500.00 N                      CR     3%/1%/0%                                64.51612903       IRVINE
4000585612     14.500   161,000.00 N                      CR     3%1%1%                                  47.05882353       IRVINE
4000585648     15.125    83,500.00 N                      CR     3%/2%/0% IN YR 1/2/3                    54.79452055       IRVINE
4000585653     14.375    98,900.00 N                      CR     None                                    0                 IRVINE
4000585706     14.125    75,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    49.23076923       IRVINE
4000585774     15.125   172,500.00 N                      CR     None                                    0                 IRVINE
4000585859     15.000    72,400.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000585871     13.875   148,000.00 N                      CR     None                                    0                 IRVINE
4000585887     13.375    45,000.00 N                      CR     3%/1%/1%                                54.23728814       IRVINE
4000585981     14.000   249,774.00 N                      CR     3%/2%/1% in yr 1/2/3                    50                IRVINE
4000586002     13.375   272,752.00 N                      CR     3%/2%/0%                                67.79661017       IRVINE
4000586022     13.750    82,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000586150     14.500    93,200.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000586168     14.250   113,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000586180     13.999   160,000.00 N                      CR     3%/1%/1%                                50.00625078       IRVINE
4000586199     14.125   130,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000586227     13.500    74,900.00 N                      CR     3%/1%/0%                                66.66666667       IRVINE
4000586329     14.125   104,300.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000586334     14.500    69,000.00 N                      CR     3%/1%/0%                                58.82352941       IRVINE
4000586375     14.625   260,000.00 N                      CR     None                                    0                 IRVINE
4000586502     14.375    94,000.00 N                      CR     2% prepaid                              50.07295274       IRVINE
4000586507     13.875   186,495.00 N                      CR     3%/2%/0%                                63.49206349       IRVINE
4000586584     14.250   245,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000586862     14.125    74,500.00 N                      CR     3%/2%/0%                                61.53846154       IRVINE
4000586869              104,900.00 N                      CR     None                                    0                 IRVINE
4000586871     15.125   117,000.00 N                      CR     None                                    0                 IRVINE
4000586873     14.125   153,450.00 N                      CR     None                                    0                 IRVINE
4000586921     13.500   129,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    53.33333333       IRVINE
4000586930     14.375   155,000.00 N                      CR     3%/2%/0%                                59.70149254       IRVINE
4000586968     13.500   140,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000587070     14.375   111,500.00 N                      CR     None                                    0                 IRVINE
4000587089     13.875   128,000.00 N                      CR     None                                    0                 IRVINE
4000587111     14.875   115,400.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000587116     14.250   199,000.00 N                      CR     3%/0%/0%                                72.72727273       IRVINE
4000587125     13.875   173,350.00 N                      CR     3%/2%/0%                                63.49206349       IRVINE
4000587220     13.875   111,750.00 N                      CR     None                                    0                 IRVINE
4000587269               64,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000587325     13.999    94,500.00 N                      CR     3%1%1%                                  50.00625078       IRVINE
4000587328               68,000.00 N                      CR     None                                    0                 IRVINE
4000587458     13.625    79,900.00 N                      CR     3%1%0%                                  65.57377049       IRVINE
4000587465     13.999    65,500.00 N                      CR     3%/2%/0% IN YR 1/2/3                    62.50781348       IRVINE
4000587541     12.750   854,000.00 N                      CR     3%1%1%                                  59.25925926       IRVINE
4000587563     13.750    97,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    51.61290323       IRVINE
4000587716     13.999    87,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.00625078       IRVINE
4000587792     14.250   147,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000587873     13.990   145,500.00 N                      CR     None                                    0                 IRVINE
4000587891     13.750    84,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000587902     13.875    63,000.00 N                      CR     None                                    0                 IRVINE
4000587938     13.875   218,000.00 N                      CR     3%2%0%                                  63.49206349       IRVINE
4000587943     13.875   135,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.79365079       IRVINE
4000587963               79,000.00 N                      CR     None                                    0                 IRVINE
4000588065     14.125    96,900.00 N                      CR     None                                    0                 IRVINE
4000588091     13.750    47,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    51.61290323       IRVINE
4000588113     13.875   390,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000588115     14.250   155,000.00 N                      CR     3%1%1%                                  48.48484848       IRVINE
4000588260     14.125   237,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000588304     14.875   124,000.00 N                      CR     None                                    0                 IRVINE
4000588379     15.750   185,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    41.02564103       IRVINE
4000588408     13.999    42,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.00625078       IRVINE
4000588427     13.875    79,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.79365079       IRVINE
4000588463     13.999    67,950.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.00625078       IRVINE
4000588532     14.625    87,000.00 N                      CR     None                                    0                 IRVINE
4000588547     13.750    79,500.00 N                      CR     2% prepaid                              50.07295274       IRVINE
4000588564     14.125   150,000.00 N                      CR     None                                    0                 IRVINE
4000588583              123,000.00 N                      CR     None                                    0                 IRVINE
4000588625     14.625   125,000.00 N                      CR     less or of 2% prepaid or 60 days int    50.07295274       IRVINE
4000588654     13.875   120,100.00 N                      CR     None                                    0                 IRVINE
4000588722     13.500   100,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000588957     13.375    42,500.00 N                      CR     3%2%0%                                  67.79661017       IRVINE
4000588965     13.625    86,500.00 N                      CR     3%1%0%                                  65.57377049       IRVINE
4000588973     13.875    91,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.79365079       IRVINE
4000589090     13.750   167,479.00 N                      CR     3%/2%/1% in yr 1/2/3                    51.61290323       IRVINE
4000589100     13.999    64,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.00625078       IRVINE
4000589222     14.125   105,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    49.23076923       IRVINE
4000589242     14.000   175,000.00 N                      CR     3%1%1%                                  50                IRVINE
4000589258              147,000.00 N                      CR     None                                    0                 IRVINE
4000589259     13.750   245,000.00 N                      CR     None                                    0                 IRVINE
4000589278     14.000   255,000.00 N                      CR     less or of 2% prepaid or 60 days int    50.07295274       IRVINE
4000589312     13.999   266,225.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000589357     14.250   236,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000589430     13.625   153,500.00 N                      CR     None                                    0                 IRVINE
4000589476     14.750   875,000.00 N                      CR     None                                    0                 IRVINE
4000589500     14.250   715,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000589547     13.750    71,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000589563     14.000    65,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000589758     15.250   289,000.00 N                      CR     2% prepaid                              46.97828282       IRVINE
4000589790     15.250    87,500.00 N                      CR     None                                    0                 IRVINE
4000590060     14.375   191,000.00 N                      CR     3%0%0%                                  71.64179104       IRVINE
4000590072     14.625   136,750.00 N                      CR     None                                    0                 IRVINE
4000590093     14.250    74,000.00 N                      CR     3%2%0%                                  60.60606061       IRVINE
4000590186     14.375   115,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000590200     14.125   460,000.00 N                      CR     None                                    0                 IRVINE
4000590228     14.500   215,000.00 N                      CR     less or of 2% prepaid or 60 days int    50.07295274       IRVINE
4000590238              172,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000590262     13.990   157,000.00 N                      CR     None                                    0                 IRVINE
4000590394     14.125    68,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000590563     13.750   343,000.00 N                      CR     3%1%1%                                  51.61290323       IRVINE
4000590579     13.625   148,900.00 N                      CR     3%2%1%                                  80                IRVINE
4000590700     14.125   118,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000590814     14.500    42,500.00 N                      CR     3%1%0%                                  58.82352941       IRVINE
4000590859     13.875    43,000.00 N                      CR     3%2%0%                                  63.49206349       IRVINE
4000590914     13.750    95,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    51.61290323       IRVINE
4000590968     13.750   236,300.00 N                      CR     None                                    0                 IRVINE
4000591019     14.250   495,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000591020               78,500.00 N                      CR     None                                    0                 IRVINE
4000591075     13.875    63,830.00 N                      CR     None                                    0                 IRVINE
4000591125     13.999   219,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000591126     13.875   135,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000591136     15.250   108,600.00 N                      CR     None                                    0                 IRVINE
4000591180     13.125   190,214.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000591184     14.125   136,950.00 N                      CR     None                                    0                 IRVINE
4000591207     13.750   152,000.00 N                      CR     3%1%0%                                  64.51612903       IRVINE
4000591229     13.875    55,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000591277     13.625   108,150.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000591500     13.500   131,000.00 N                      CR     3%1%0%                                  66.66666667       IRVINE
4000591539     13.750   100,000.00 N                      CR     3%/1%/1% IN YR 1/2/3                    51.61290323       IRVINE
4000591592     13.500   255,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000591751     13.750   266,000.00 N                      CR     3%2%0%                                  64.51612903       IRVINE
4000591987     14.500    98,000.00 N                      CR     2% prepaid                              50.07295274       IRVINE
4000592041     14.625   194,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000592117              110,000.00 N                      CR     None                                    0                 IRVINE
4000592166     13.990   270,000.00 N                      CR     None                                    0                 IRVINE
4000592222     13.875   101,000.00 N                      CR     3%/1%/1%                                50.79365079       IRVINE
4000592412     14.375   293,000.00 N                      CR     None                                    0                 IRVINE
4000592482     13.500   140,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    53.33333333       IRVINE
4000592592     13.875   235,000.00 N                      CR     None                                    0                 IRVINE
4000592651     13.750   137,900.00 N                      CR     3%/2%/1% in yr 1/2/3                    51.61290323       IRVINE
4000592659     13.875   144,500.00 N                      CR     None                                    0                 IRVINE
4000592662     14.250   382,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000592732     14.250    83,150.00 N                      CR     3%/1%/1%                                48.48484848       IRVINE
4000592778     13.500   125,900.00 N                      CR     3%/2%/0%                                66.66666667       IRVINE
4000592789     14.125    72,000.00 N                      CR     None                                    0                 IRVINE
4000592861     13.999   290,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000592879     13.500   112,200.00 N                      CR     3%/2%/1% in yr 1/2/3                    53.33333333       IRVINE
4000592918               61,000.00 N                      CR     1% prepaid                              25.03647637       IRVINE
4000593273     14.500   224,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000593662     13.999   185,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000594066     13.250   128,000.00 N                      CR     None                                    0                 IRVINE
4000594067     13.500   115,050.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000594069     14.375   499,000.00 N                      CR     None                                    0                 IRVINE
4000594078     14.375   255,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000594219     14.250   200,000.00 N                      CR     less or of 2% prepaid or 60 days int    50.07295274       IRVINE
4000594478     14.250    68,794.00 N                      CR     None                                    0                 IRVINE
4000594717     14.125    81,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    49.23076923       IRVINE
4000595192     13.750   165,000.00 N                      CR     None                                    0                 IRVINE
4000595226     14.250   159,900.00 N                      CR     None                                    0                 IRVINE
4000595227     13.875   180,900.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.79365079       IRVINE
4000595237     14.250   217,000.00 N                      CR     None                                    0                 IRVINE
4000595393     13.875    98,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.79365079       IRVINE
4000595475     14.375   285,000.00 N                      CR     None                                    0                 IRVINE
4000595507     14.500   352,000.00 N                      CR     3%1%1%                                  47.05882353       IRVINE
4000595889     13.125   149,000.00 N                      CR     3%/1%/1%                                56.14035088       IRVINE
4000595958     13.375    72,000.00 N                      CR     3%/1%/1%                                54.23728814       IRVINE
4000595978     14.250    68,600.00 N                      CR     3%/1%/1%                                48.48484848       IRVINE
4000596581     14.375   240,000.00 N                      CR     3%/2%/0%                                59.70149254       IRVINE
4000596643     14.375   211,500.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000596695     13.875   141,000.00 N                      CR     None                                    0                 IRVINE
4000597119     14.125   115,000.00 N                      CR     3%/1%/1%                                49.23076923       IRVINE
4000597142     14.500    91,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    47.05882353       IRVINE
4000597199               40,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000597289     14.375   570,000.00 N                      CR     None                                    0                 IRVINE
4000597353     14.500   124,000.00 N                      CR     3%1%1%                                  47.05882353       IRVINE
4000597383     14.125   105,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    49.23076923       IRVINE
4000597392     13.375   214,200.00 N                      CR     3%1%1%                                  54.23728814       IRVINE
4000597557     14.125    90,800.00 N                      CR     3%/2%/1% in yr 1/2/3                    49.23076923       IRVINE
4000597738     13.875    48,900.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.79365079       IRVINE
4000597824     14.500   179,000.00 N                      CR     none                                    80                IRVINE
4000597909              275,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000597950     13.875   107,900.00 N                      CR     None                                    0                 IRVINE
4000597969     13.625   425,000.00 N                      CR     None                                    0                 IRVINE
4000598009     13.750    50,750.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000598459     14.500   218,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    58.82352941       IRVINE
4000598551     14.000   470,000.00 N                      CR     None                                    0                 IRVINE
4000598570     13.999   150,000.00 N                      CR     3%1%1%                                  50.00625078       IRVINE
4000598981     14.250   126,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    48.48484848       IRVINE
4000598999     13.999    60,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.00625078       IRVINE
4000599081     13.875   132,500.00 N                      CR     None                                    0                 IRVINE
4000599085     14.250   135,900.00 N                      CR     None                                    0                 IRVINE
4000599089     14.250    92,000.00 N                      CR     None                                    0                 IRVINE
4000599126     14.375   264,000.00 N                      CR     None                                    0                 IRVINE
4000599209     14.125    45,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000599360     14.250   416,000.00 N                      CR     None                                    0                 IRVINE
4000599469     14.125    80,800.00 N                      CR     2% prepaid                              50.07295274       IRVINE
4000599591     13.625   150,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    52.45901639       IRVINE
4000599771     14.250   165,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000599814     13.875    90,000.00 N                      CR     3%, 2%, 0% IN YR 1/2/3                  63.49206349       IRVINE
4000599971     14.250   154,900.00 N                      CR     None                                    0                 IRVINE
4000599973     14.250    65,600.00 N                      CR     3%/2%/1% in yr 1/2/3                    48.48484848       IRVINE
4000600045     14.250   194,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000600159     13.875   250,000.00 N                      CR     None                                    0                 IRVINE
4000600167     14.250   175,000.00 N                      CR     less or of 2% prepaid or 60 days int    50.07295274       IRVINE
4000600415     13.500    45,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000600446     14.250    90,850.00 N                      CR     None                                    0                 IRVINE
4000600451     14.375    80,000.00 N                      CR     None                                    0                 IRVINE
4000600932     14.000   134,930.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000601276               74,200.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000601593     14.125   322,000.00 N                      CR     None                                    0                 IRVINE
4000601608     14.250   150,000.00 N                      CR     None                                    0                 IRVINE
4000601613     14.125   195,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    49.23076923       IRVINE
4000601631              310,000.00 N                      CR     2% prepaid                              50.07295274       IRVINE
4000601881     14.125   156,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    61.53846154       IRVINE
4000602181     13.999    52,500.00 N                      CR     3%/2%/1% in yr 1/2/3                    50.00625078       IRVINE
4000602211     14.500   119,000.00 N                      CR     None                                    0                 IRVINE
4000602350     14.250    62,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    48.48484848       IRVINE
4000602424     14.125   136,950.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000602827     13.875    87,500.00 N                      CR     None                                    0                 IRVINE
4000602865     14.500   330,000.00 N                      CR     None                                    0                 IRVINE
4000603007     14.250    99,500.00 N                      CR     None                                    0                 IRVINE
4000603051     13.125   199,900.00 N                      CR     None                                    0                 IRVINE
4000603089     13.750   308,500.00 N                      CR     None                                    0                 IRVINE
4000603382     14.250   147,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    48.48484848       IRVINE
4000603581     13.875   290,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000603700     14.375    83,700.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000603705     14.000   118,000.00 N                      CR     3%1%0%                                  62.5              IRVINE
4000603755     14.500   145,000.00 N                      CR     None                                    0                 IRVINE
4000603756     13.500   155,000.00 N                      CR     3%1%0%                                  66.66666667       IRVINE
4000603951     13.999   730,000.00 N                      CR     None                                    0                 IRVINE
4000603954     13.999   140,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000604000              123,000.00 N                      CR     3%2%1%                                  51.61290323       IRVINE
4000604265     14.250   172,500.00 N                      CR     None                                    0                 IRVINE
4000604331     14.250   304,000.00 N                      CR     None                                    0                 IRVINE
4000604639     14.125    90,000.00 N                      CR     None                                    0                 IRVINE
4000604705     14.000    68,200.00 N                      CR     None                                    0                 IRVINE
4000605044     14.375   579,000.00 N                      CR     None                                    0                 IRVINE
4000605289     13.250    73,500.00 N                      CR     3%1%1%                                  55.17241379       IRVINE
4000605372     13.999   103,500.00 N                      CR     3%1%1%                                  50.00625078       IRVINE
4000605421     13.875    71,500.00 N                      CR     None                                    0                 IRVINE
4000605841     14.375   142,000.00 N                      CR     None                                    0                 IRVINE
4000605938     14.125   230,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000606389     14.250    99,900.00 N                      CR     3%/2%/1% in yr 1/2/3                    48.48484848       IRVINE
4000606425     13.125   128,000.00 N                      CR     3%1%1%                                  56.14035088       IRVINE
4000606445     13.875   228,000.00 N                      CR     3%2%0%                                  63.49206349       IRVINE
4000606474     14.000    90,000.00 N                      CR     3%1%1%                                  50                IRVINE
4000606629     14.000   480,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000606705     13.625   145,000.00 N                      CR     None                                    0                 IRVINE
4000606726     14.000   776,287.00 N                      CR     2% prepaid                              50.07295274       IRVINE
4000606743     13.750   133,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    51.61290323       IRVINE
4000606766     13.750   229,900.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000606777     14.375   215,000.00 N                      CR     3%/2%/0% IN YR 1/2/3                    59.70149254       IRVINE
4000606821     13.125   154,000.00 N                      CR     None                                    0                 IRVINE
4000606880     14.375   125,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000606890     14.000   275,000.00 N                      CR     3%2%0%                                  62.5              IRVINE
4000607070     13.500   230,000.00 N                      CR     less or of 2% prepaid or 60 days int    50.07295274       IRVINE
4000607119     13.125    83,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000607212     14.500    63,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    47.05882353       IRVINE
4000607869     13.625   177,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000607891     14.000   120,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    50                IRVINE
4000607895     14.500   428,000.00 N                      CR     None                                    0                 IRVINE
4000607915     14.250    86,000.00 N                      CR     3%2%0%                                  60.60606061       IRVINE
4000607963              112,000.00 N                      CR     None                                    0                 IRVINE
4000608230     14.500   357,000.00 N                      CR     None                                    0                 IRVINE
4000608277     14.500   134,000.00 N                      CR     2% prepaid                              50.07295274       IRVINE
4000608510     13.999   172,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000608519     13.490   195,700.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000608542              109,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000608979              560,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000609077     13.875    92,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000609244              379,712.00 N                      CR     1% prepaid                              25.03647637       IRVINE
4000609500               76,950.00 N                      CR     None                                    0                 IRVINE
4000609646     14.000   167,000.00 N                      CR     None                                    0                 IRVINE
4000609741     14.500   380,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000610431     14.000   110,000.00 N                      CR     3%2%0%                                  62.5              IRVINE
4000610534               93,000.00 N                      CR     1% prepaid                              25.03647637       IRVINE
4000610537     13.750    72,000.00 N                      CR     None                                    0                 IRVINE
4000610741     14.250   220,000.00 N                      CR     3%2%0%                                  60.60606061       IRVINE
4000611419     14.125   170,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000611512     13.875   189,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000611718     14.000    87,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000611739     14.125   215,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000611990     13.750   199,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000612087     13.375   210,600.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000612676     14.500   147,000.00 N                      CR     None                                    0                 IRVINE
4000612685     14.250   129,000.00 N                      CR     None                                    0                 IRVINE
4000612735     14.125   170,500.00 N                      CR     None                                    0                 IRVINE
4000613124     14.125    95,000.00 N                      CR     3%/2%/0%                                61.53846154       IRVINE
4000613125     14.000   147,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000613316     13.500   125,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    53.33333333       IRVINE
4000613937     14.500   455,000.00 N                      CR     3%1%1%                                  47.05882353       IRVINE
4000613990     13.250   170,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000614079              103,000.00 N                      CR     1% prepaid                              25.03647637       IRVINE
4000614121              140,000.00 N                      CR     1% prepaid                              25.03647637       IRVINE
4000614198     14.000   204,950.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000614420     14.375   200,000.00 N                      CR     3%2%0%                                  59.70149254       IRVINE
4000614476     14.375   171,000.00 N                      CR     3%/2%/1% in yr 1/2/3                    47.76119403       IRVINE
4000614510     14.375   112,900.00 N                      CR     3%/2%/1% in yr 1/2/3                    47.76119403       IRVINE
4000614788     14.500   114,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000615028     13.875   510,000.00 N                      CR     None                                    0                 IRVINE
4000615627     13.875   150,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000615669     14.000    55,000.00 N                      CR     None                                    0                 IRVINE
4000615825     13.625   117,850.00 N                      CR     3%1%1%                                  52.45901639       IRVINE
4000616602     13.875   119,000.00 N                      CR     3%0%0%                                  76.19047619       IRVINE
4000617497     14.250    84,500.00 N                      CR     None                                    0                 IRVINE
4000617507     12.500   185,000.00 N                      CR     None                                    0                 IRVINE
4000617587     14.000    99,000.00 N                      CR     None                                    0                 IRVINE
4000618717     13.500   188,450.00 N                      CR     None                                    0                 IRVINE
4000619082     13.250    82,000.00 N                      CR     3%/2%/0%                                68.96551724       IRVINE
4000619393     13.625   645,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000621004     13.750    56,650.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000621078     13.875    94,900.00 N                      CR     None                                    0                 IRVINE
4000621446     13.375    97,850.00 N                      CR     3%/2%/1% in yr 1/2/3                    54.23728814       IRVINE
4000622280     13.875   225,000.00 N                      CR     3%1%1%                                  50.79365079       IRVINE
4000622573     13.750   261,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE
4000624676     13.875   317,000.00 N                      CR     6 mo.s interest less 20% obal           80                IRVINE

Collateral ID   Lookback  Book/Page   Instrument Number         Recorded
34836502            0     SFR         2/28 6ML with 5 yr I
34836841            0     SFR         2/28 6ML
35780584            0     SFR         3/27 6ML
4000272942          0     SFR         3/27 6ML with 5 yr I
4000309041          0     SFR         2/28 6ML
4000314678          0     SFR         2/28 6ML
4000329819          0     SFR         2/28 6ML
4000349889          0     SFR         3/27 6ML with 5 yr I
4000355852          0     SFR         2/28 6ML
4000387575          0     PUD         2/28 6ML
4000391527          0     SFR         2/28 6ML with 5 yr I
4000392185          0     SFR         30 YR FIXED
4000404399          0     SFR         3/27 6ML
4000406788          0     SFR         30 YR FIXED
4000407232          0     SFR         3/27 6ML with 5 yr I
4000420049          0     SFR         2/28 6ML
4000423818          0     PUD         3/27 6ML
4000427973          0     Condo       2/28 6ML with 5 yr I
4000431297          0     SFR         2/28 6ML with 5 yr I
4000434939          0     SFR         2/28 6ML
4000442292          0     SFR         2/28 6ML with 5 yr I
4000443719          0     SFR         2/28 6ML
4000444404          0     Condo       2/28 6ML with 5 yr I
4000446268          0     SFR         30 YR FIXED
4000447274          0     SFR         5/25 6ML
4000451078          0     SFR         2/28 6ML
4000452627          0     SFR         2/28 6ML
4000457034          0     SFR         2/28 6ML with 5 yr I
4000457459          0     SFR         3/27 6ML with 5 yr I
4000461264          0     SFR         3/27 6ML
4000463187          0     SFR         2/28 6ML
4000466421          0     SFR         2/28 6ML
4000473956          0     SFR         30 YR FIXED
4000474728          0     PUD         2/28 6ML with 5 yr I
4000476463          0     SFR         3/27 6ML
4000476751          0     Condo       2/28 6ML
4000476792          0     SFR         3/27 6ML
4000477309          0     SFR         2/28 6ML
4000478504          0     SFR         2/28 6ML
4000479130          0     2-4 Family  3/27 6ML
4000480261          0     SFR         30 YR FIXED
4000481730          0     SFR         30 YR FIXED
4000482213          0     Condo       2/28 6ML with 5 yr I
4000482227          0     SFR         3/27 6ML
4000483013          0     SFR         30 YR FIXED
4000483507          0     SFR         30 YR FIXED
4000483743          0     SFR         2/28 6ML with 5 yr I
4000484449          0     SFR         2/28 6ML
4000484543          0     SFR         3/27 6ML with 5 yr I
4000486043          0     SFR         3/27 6ML
4000486112          0     Condo       2/28 6ML with 5 yr I
4000487144          0     SFR         2/28 6ML
4000487255          0     SFR         30 YR FIXED
4000487663          0     PUD         3/27 6ML
4000489284          0     SFR         30 YR FIXED with 5 y
4000489535          0     SFR         30 YR FIXED
4000489909          0     PUD         2/28 6ML
4000490146          0     SFR         2/28 6ML
4000490216          0     SFR         30 YR FIXED
4000490337          0     SFR         30 YR FIXED
4000493320          0     SFR         3/27 6ML
4000493330          0     Condo       2/28 6ML
4000494228          0     SFR         3/27 6ML
4000494688          0     SFR         2/28 6ML
4000495153          0     SFR         30 YR FIXED
4000495390          0     PUD         5/25 6ML with 5 yr I
4000495902          0     SFR         30 YR FIXED
4000496223          0     SFR         3/27 6ML
4000497324          0     SFR         30 YR FIXED
4000497620          0     PUD         2/28 6ML with 5 yr I
4000497656          0     PUD         30 YR FIXED
4000497789          0     SFR         3/27 6ML
4000498020          0     SFR         2/28 6ML with 5 yr I
4000498247          0     SFR         3/27 6ML
4000498451          0     SFR         2/28 6ML
4000498687          0     SFR         30 YR FIXED
4000498921          0     SFR         30 YR FIXED
4000499261          0     PUD         30 YR FIXED
4000499550          0     SFR         30 YR FIXED
4000499918          0     2-4 Family  3/27 6ML
4000500374          0     SFR         2/28 6ML with 5 yr I
4000501072          0     Condo       3/27 6ML
4000501381          0     SFR         3/27 6ML
4000501437          0     SFR         2/28 6ML with 5 yr I
4000501626          0     SFR         3/27 6ML
4000501738          0     SFR         30 YR FIXED
4000502382          0     SFR         2/28 6ML
4000502779          0     SFR         30 YR FIXED
4000502850          0     SFR         2/28 6ML
4000502961          0     SFR         2/28 6ML
4000503061          0     SFR         30 YR FIXED
4000503251          0     SFR         3/27 6ML with 5 yr I
4000503349          0     SFR         2/28 6ML
4000503351          0     SFR         2/28 6ML
4000503405          0     PUD         2/28 6ML
4000503506          0     Condo       3/27 6ML with 5 yr I
4000503772          0     SFR         30 YR FIXED
4000504695          0     SFR         2/28 6ML with 5 yr I
4000504892          0     SFR         2/28 6ML with 5 yr I
4000504905          0     SFR         30 YR FIXED
4000505525          0     SFR         3/27 6ML
4000505791          0     SFR         2/28 6ML with 5 yr I
4000506048          0     SFR         30 YR FIXED
4000506304          0     SFR         3/27 6ML
4000506397          0     SFR         30 YR FIXED
4000506736          0     SFR         30 YR FIXED
4000506795          0     SFR         2/28 6ML
4000506874          0     SFR         2/28 6ML
4000506953          0     SFR         2/28 6ML with 5 yr I
4000507047          0     SFR         30 YR FIXED
4000507150          0     Units 2-4   2/28 6ML
4000507499          0     SFR         30 YR FIXED
4000508213          0     SFR         2/28 6ML
4000508392          0     SFR         30 YR FIXED
4000508719          0     2-4 Family  3/27 6ML with 5 yr I
4000508771          0     SFR         30 YR FIXED
4000508954          0     SFR         15 YR FIXED
4000508967          0     SFR         2/28 6ML
4000509373          0     SFR         3/27 6ML with 5 yr I
4000510094          0     PUD         2/28 6ML with 5 yr I
4000510121          0     PUD         2/28 6ML with 5 yr I
4000510155          0     SFR         2/28 6ML
4000510313          0     SFR         2/28 6ML 30/40 BALLO
4000510415          0     SFR         3/27 6ML
4000510827          0     SFR         3/27 6ML
4000510836          0     SFR         2/28 6ML
4000511065          0     SFR         3/27 6ML
4000511168          0     SFR         2/28 6ML
4000511180          0     SFR         30 YR FIXED
4000511332          0     SFR         30 YR FIXED
4000511336          0     SFR         30 YR FIXED
4000511632          0     SFR         2/28 6ML
4000511728          0     SFR         2/28 6ML
4000511968          0     SFR         3/27 6ML
4000512233          0     SFR         30 YR FIXED
4000512264          0     SFR         3/27 6ML with 5 yr I
4000512796          0     SFR         3/27 6ML
4000512822          0     SFR         30 YR FIXED
4000512847          0     SFR         3/27 6ML with 5 yr I
4000513051          0     SFR         2/28 6ML
4000513054          0     SFR         2/28 6ML with 5 yr I
4000513248          0     SFR         2/28 6ML
4000513390          0     SFR         30 YR FIXED
4000513522          0     SFR         3/27 6ML
4000513678          0     SFR         2/28 6ML
4000513692          0     SFR         2/28 6ML with 5 yr I
4000513694          0     SFR         2/28 6ML
4000514150          0     SFR         30 YR FIXED
4000514315          0     SFR         30 YR FIXED
4000514482          0     SFR         2/28 6ML
4000514722          0     PUD         30 YR FIXED
4000514791          0     SFR         2/28 6ML
4000514948          0     SFR         2/28 6ML
4000515346          0     SFR         3/27 6ML
4000515456          0     SFR         2/28 6ML with 5 yr I
4000515524          0     PUD         3/27 6ML
4000515649          0     SFR         2/28 6ML with 5 yr I
4000515731          0     SFR         30 YR FIXED
4000515782          0     Condo       2/28 6ML with 5 yr I
4000515888          0     SFR         2/28 6ML
4000516012          0     SFR         30 YR FIXED
4000516293          0     PUD         2/28 6ML
4000516303          0     PUD         2/28 6ML
4000516527          0     PUD         2/28 6ML with 5 yr I
4000516538          0     SFR         2/28 6ML with 5 yr I
4000516653          0     SFR         2/28 6ML
4000517151          0     SFR         30 YR FIXED
4000517173          0     PUD         2/28 6ML with 5 yr I
4000517216          0     SFR         30 YR FIXED
4000517462          0     SFR         2/28 6ML with 5 yr I
4000517470          0     PUD         30 YR FIXED
4000517495          0     SFR         2/28 6ML
4000517612          0     Condo       2/28 6ML
4000517690          0     SFR         2/28 6ML
4000517784          0     SFR         2/28 6ML
4000517816          0     SFR         30 YR FIXED
4000517918          0     SFR         5/25 6ML with 5 yr I
4000518126          0     SFR         2/28 6ML
4000518148          0     SFR         2/28 6ML
4000518252          0     SFR         30 YR FIXED
4000518327          0     PUD         3/27 6ML with 5 yr I
4000518461          0     SFR         30 YR FIXED
4000518513          0     SFR         2/28 6ML
4000518552          0     Condo       2/28 6ML
4000518566          0     SFR         2/28 6ML
4000518602          0     SFR         2/28 6ML with 5 yr I
4000518694          0     SFR         30 YR FIXED with 5 y
4000518764          0     SFR         3/27 6ML
4000518869          0     SFR         2/28 6ML
4000519033          0     SFR         30 YR FIXED
4000519335          0     SFR         2/28 6ML with 5 yr I
4000519362          0     SFR         3/27 6ML with 5 yr I
4000519401          0     SFR         30 YR FIXED
4000519469          0     SFR         2/28 6ML
4000519470          0     SFR         2/28 6ML
4000519483          0     SFR         2/28 6ML
4000519817          0     Condo       2/28 6ML with 5 yr I
4000519846          0     SFR         3/27 6ML with 5 yr I
4000519880          0     SFR         3/27 6ML with 5 yr I
4000519921          0     SFR         2/28 6ML
4000519926          0     SFR         2/28 6ML
4000519938          0     SFR         2/28 6ML
4000519974          0     SFR         3/27 6ML
4000520046          0     Units 2-4   30 YR FIXED
4000520053          0     SFR         2/28 6ML
4000520058          0     SFR         3/27 6ML
4000520067          0     SFR         2/28 6ML with 5 yr I
4000520068          0     SFR         3/27 6ML
4000520076          0     SFR         3/27 6ML with 5 yr I
4000520339          0     SFR         30 YR FIXED
4000520378          0     SFR         3/27 6ML
4000520404          0     SFR         2/28 6ML
4000520479          0     SFR         3/27 6ML
4000520483          0     Condo       2/28 6ML
4000520762          0     Condo       2/28 6ML
4000520800          0     SFR         2/28 6ML with 5 yr I
4000520837          0     SFR         2/28 6ML
4000520886          0     SFR         2/28 6ML
4000520887          0     PUD         2/28 6ML with 5 yr I
4000520945          0     Condo       2/28 6ML
4000520982          0     SFR         2/28 6ML with 5 yr I
4000520984          0     SFR         2/28 6ML
4000520999          0     SFR         3/27 6ML
4000521001          0     SFR         2/28 6ML
4000521117          0     SFR         2/28 6ML
4000521180          0     SFR         2/28 6ML with 5 yr I
4000521209          0     SFR         2/28 6ML
4000521251          0     SFR         30 YR FIXED
4000521331          0     SFR         2/28 6ML
4000521375          0     SFR         30 YR FIXED
4000521418          0     SFR         30 YR FIXED
4000521421          0     SFR         3/27 6ML
4000521462          0     2-4 Family  30 YR FIXED
4000521515          0     Condo       3/27 6ML with 5 yr I
4000521615          0     SFR         5/25 6ML
4000521633          0     SFR         3/27 6ML
4000521658          0     SFR         3/27 6ML with 5 yr I
4000521790          0     SFR         30 YR FIXED
4000521977          0     SFR         2/28 6ML
4000522006          0     SFR         2/28 6ML
4000522054          0     SFR         3/27 6ML
4000522083          0     Units 2-4   3/27 6ML with 5 yr I
4000522097          0     SFR         2/28 6ML
4000522208          0     SFR         2/28 6ML
4000522220          0     SFR         2/28 6ML
4000522253          0     SFR         2/28 6ML
4000522333          0     SFR         30 YR FIXED
4000522460          0     SFR         2/28 6ML
4000522690          0     PUD         3/27 6ML with 5 yr I
4000522787          0     SFR         2/28 6ML with 5 yr I
4000523028          0     Condo       2/28 6ML
4000523052          0     SFR         2/28 6ML
4000523092          0     2-4 Family  2/28 6ML with 5 yr I
4000523189          0     SFR         2/28 6ML
4000523197          0     SFR         30 YR FIXED
4000523214          0     SFR         2/28 6ML
4000523237          0     SFR         30 YR FIXED
4000523240          0     SFR         3/27 6ML
4000523271          0     SFR         2/28 6ML
4000523308          0     SFR         3/27 6ML
4000523369          0     SFR         30 YR FIXED
4000523613          0     PUD         2/28 6ML
4000523641          0     SFR         2/28 6ML
4000524051          0     SFR         2/28 6ML
4000524075          0     SFR         30 YR FIXED with 5 y
4000524106          0     SFR         30 YR FIXED
4000524215          0     SFR         2/28 6ML with 5 yr I
4000524259          0     SFR         2/28 6ML
4000524495          0     SFR         2/28 6ML
4000524690          0     SFR         2/28 6ML with 5 yr I
4000524691          0     SFR         2/28 6ML
4000524736          0     SFR         3/27 6ML
4000524768          0     SFR         2/28 6ML
4000524788          0     SFR         2/28 6ML with 5 yr I
4000524872          0     SFR         2/28 6ML
4000524927          0     Condo       2/28 6ML
4000524940          0     SFR         2/28 6ML with 5 yr I
4000524964          0     SFR         2/28 6ML
4000525055          0     SFR         3/27 6ML
4000525079          0     SFR         3/27 6ML
4000525142          0     SFR         30 YR FIXED
4000525177          0     SFR         2/28 6ML
4000525363          0     SFR         30 YR FIXED
4000525368          0     SFR         2/28 6ML
4000525371          0     SFR         3/27 6ML
4000525384          0     SFR         2/28 6ML
4000525387          0     SFR         3/27 6ML
4000525422          0     SFR         2/28 6ML
4000525455          0     SFR         2/28 6ML
4000525489          0     SFR         3/27 6ML with 5 yr I
4000525519          0     Condo       2/28 6ML with 5 yr I
4000525655          0     SFR         2/28 6ML with 5 yr I
4000525690          0     SFR         3/27 6ML with 5 yr I
4000525694          0     SFR         2/28 6ML
4000525704          0     SFR         30 YR FIXED
4000525737          0     SFR         2/28 6ML
4000525819          0     SFR         2/28 6ML
4000525835          0     SFR         30 YR FIXED
4000525836          0     SFR         2/28 6ML
4000525862          0     SFR         3/27 6ML
4000525881          0     SFR         2/28 6ML
4000525898          0     SFR         2/28 6ML
4000525962          0     SFR         3/27 6ML with 5 yr I
4000526233          0     SFR         3/27 6ML
4000526490          0     SFR         2/28 6ML
4000526509          0     SFR         2/28 6ML
4000526510          0     SFR         2/28 6ML
4000526561          0     SFR         30 YR FIXED with 5 y
4000526598          0     SFR         2/28 6ML
4000526602          0     SFR         2/28 6ML
4000526610          0     PUD         2/28 6ML with 5 yr I
4000526612          0     SFR         2/28 6ML
4000526617          0     SFR         2/28 6ML
4000526620          0     SFR         3/27 6ML
4000526623          0     SFR         2/28 6ML
4000526654          0     2-4 Family  3/27 6ML
4000526708          0     SFR         2/28 6ML
4000526793          0     SFR         2/28 6ML with 5 yr I
4000526912          0     SFR         2/28 6ML with 5 yr I
4000526927          0     PUD         30 YR FIXED
4000526950          0     PUD         2/28 6ML
4000526953          0     SFR         2/28 6ML
4000526997          0     SFR         2/28 6ML
4000527124          0     SFR         2/28 6ML
4000527177          0     SFR         2/28 6ML
4000527248          0     SFR         2/28 6ML
4000527292          0     PUD         3/27 6ML with 5 yr I
4000527302          0     SFR         2/28 6ML
4000527468          0     SFR         3/27 6ML with 5 yr I
4000527496          0     SFR         3/27 6ML
4000527502          0     SFR         3/27 6ML
4000527534          0     SFR         2/28 6ML
4000527598          0     Condo       2/28 6ML with 5 yr I
4000527669          0     SFR         3/27 6ML with 5 yr I
4000527671          0     SFR         3/27 6ML
4000527710          0     SFR         3/27 6ML
4000527806          0     SFR         2/28 6ML
4000527815          0     SFR         2/28 6ML with 5 yr I
4000527828          0     SFR         3/27 6ML
4000527935          0     SFR         2/28 6ML
4000527964          0     SFR         2/28 6ML
4000528055          0     2-4 Family  3/27 6ML
4000528057          0     SFR         2/28 6ML
4000528066          0     SFR         3/27 6ML
4000528102          0     SFR         2/28 6ML with 5 yr I
4000528184          0     Units 2-4   30 YR FIXED
4000528212          0     SFR         2/28 6ML
4000528214          0     SFR         2/28 6ML with 5 yr I
4000528262          0     SFR         2/28 6ML
4000528265          0     SFR         2/28 6ML with 5 yr I
4000528272          0     SFR         2/28 6ML
4000528288          0     SFR         2/28 6ML
4000528313          0     SFR         2/28 6ML
4000528335          0     SFR         3/27 6ML with 5 yr I
4000528414          0     SFR         30 YR FIXED
4000528446          0     SFR         2/28 6ML
4000528481          0     SFR         2/28 6ML
4000528544          0     SFR         2/28 6ML
4000528571          0     PUD         2/28 6ML
4000528660          0     PUD         30 YR FIXED with 5 y
4000528692          0     SFR         2/28 6ML with 5 yr I
4000528727          0     SFR         2/28 6ML
4000528743          0     SFR         2/28 6ML
4000528818          0     SFR         3/27 6ML with 5 yr I
4000528843          0     SFR         2/28 6ML
4000528846          0     SFR         3/27 6ML with 5 yr I
4000528869          0     SFR         2/28 6ML
4000528988          0     SFR         2/28 6ML with 5 yr I
4000529073          0     Condo       3/27 6ML
4000529084          0     SFR         3/27 6ML
4000529085          0     SFR         2/28 6ML
4000529126          0     SFR         2/28 6ML
4000529282          0     SFR         2/28 6ML
4000529295          0     SFR         2/28 6ML
4000529305          0     SFR         30 YR FIXED
4000529385          0     SFR         30 YR FIXED with 5 y
4000529429          0     SFR         2/28 6ML
4000529656          0     SFR         2/28 6ML with 5 yr I
4000529673          0     SFR         2/28 6ML
4000529716          0     SFR         2/28 6ML
4000529747          0     SFR         2/28 6ML
4000529758          0     SFR         30 YR FIXED
4000529768          0     SFR         2/28 6ML
4000529780          0     PUD         3/27 6ML
4000529983          0     SFR         30 YR FIXED
4000530062          0     SFR         30 YR FIXED
4000530103          0     SFR         30 YR FIXED
4000530109          0     SFR         2/28 6ML
4000530123          0     2-4 Family  3/27 6ML
4000530182          0     SFR         2/28 6ML
4000530201          0     SFR         30 YR FIXED
4000530220          0     SFR         2/28 6ML
4000530287          0     2-4 Family  2/28 6ML
4000530310          0     SFR         3/27 6ML
4000530391          0     SFR         2/28 6ML
4000530405          0     SFR         2/28 6ML
4000530441          0     SFR         30 YR FIXED
4000530498          0     SFR         3/27 6ML
4000530569          0     SFR         30 YR FIXED
4000530634          0     SFR         2/28 6ML with 5 yr I
4000530739          0     SFR         30 YR FIXED
4000530759          0     SFR         2/28 6ML
4000530774          0     SFR         2/28 6ML
4000530775          0     SFR         2/28 6ML
4000530776          0     SFR         30 YR FIXED
4000530794          0     SFR         2/28 6ML
4000530827          0     SFR         2/28 6ML
4000530893          0     SFR         2/28 6ML with 5 yr I
4000530928          0     SFR         2/28 6ML
4000530967          0     Condo       2/28 6ML with 5 yr I
4000530997          0     SFR         30 YR FIXED
4000531018          0     SFR         30 YR FIXED
4000531067          0     SFR         2/28 6ML
4000531069          0     SFR         2/28 6ML
4000531104          0     SFR         30 YR FIXED
4000531122          0     SFR         2/28 6ML with 5 yr I
4000531315          0     SFR         2/28 6ML
4000531320          0     Condo       2/28 6ML
4000531332          0     SFR         3/27 6ML with 5 yr I
4000531356          0     SFR         2/28 6ML
4000531361          0     SFR         3/27 6ML
4000531373          0     2-4 Family  5/25 6ML
4000531376          0     2-4 Family  2/28 6ML 30/40 BALLO
4000531410          0     SFR         5/25 6ML
4000531432          0     SFR         30 YR FIXED
4000531460          0     SFR         2/28 6ML
4000531502          0     SFR         3/27 6ML
4000531517          0     SFR         2/28 6ML
4000531520          0     Condo       2/28 6ML with 5 yr I
4000531566          0     SFR         2/28 6ML
4000531585          0     SFR         3/27 6ML
4000531629          0     SFR         2/28 6ML
4000531674          0     SFR         2/28 6ML
4000531677          0     SFR         2/28 6ML with 5 yr I
4000531715          0     SFR         3/27 6ML
4000531772          0     SFR         3/27 6ML
4000531818          0     SFR         2/28 6ML
4000531923          0     SFR         3/27 6ML with 5 yr I
4000531934          0     SFR         30 YR FIXED
4000532068          0     SFR         30 YR FIXED
4000532078          0     SFR         2/28 6ML
4000532139          0     SFR         2/28 6ML
4000532260          0     SFR         2/28 6ML
4000532334          0     SFR         2/28 6ML
4000532340          0     2-4 Family  2/28 6ML
4000532349          0     SFR         3/27 6ML
4000532376          0     SFR         2/28 6ML
4000532380          0     SFR         2/28 6ML
4000532393          0     SFR         2/28 6ML
4000532398          0     SFR         2/28 6ML
4000532425          0     SFR         2/28 6ML
4000532427          0     SFR         2/28 6ML
4000532463          0     SFR         2/28 6ML
4000532483          0     SFR         2/28 6ML
4000532484          0     SFR         3/27 6ML with 5 yr I
4000532492          0     SFR         2/28 6ML
4000532558          0     Condo       2/28 6ML with 5 yr I
4000532596          0     SFR         30 YR FIXED
4000532607          0     SFR         2/28 6ML with 5 yr I
4000532632          0     SFR         3/27 6ML with 5 yr I
4000532712          0     Condo       2/28 6ML
4000532745          0     SFR         30 YR FIXED
4000532790          0     PUD         2/28 6ML with 5 yr I
4000532827          0     SFR         3/27 6ML with 5 yr I
4000532846          0     SFR         30 YR FIXED
4000532856          0     SFR         2/28 6ML
4000532907          0     Condo       2/28 6ML
4000532926          0     SFR         30 YR FIXED
4000532937          0     SFR         30 YR FIXED
4000532939          0     SFR         2/28 6ML
4000532947          0     SFR         30 YR FIXED
4000533007          0     SFR         2/28 6ML
4000533044          0     PUD         2/28 6ML with 5 yr I
4000533122          0     SFR         2/28 6ML
4000533192          0     SFR         2/28 6ML
4000533205          0     SFR         2/28 6ML
4000533284          0     SFR         3/27 6ML
4000533316          0     SFR         2/28 6ML
4000533324          0     SFR         2/28 6ML
4000533358          0     SFR         30 YR FIXED
4000533427          0     SFR         2/28 6ML with 5 yr I
4000533430          0     SFR         2/28 6ML
4000533480          0     SFR         30 YR FIXED
4000533501          0     SFR         2/28 6ML
4000533521          0     SFR         2/28 6ML
4000533535          0     SFR         30 YR FIXED
4000533580          0     SFR         2/28 6ML
4000533582          0     SFR         2/28 6ML
4000533618          0     SFR         2/28 6ML
4000533622          0     SFR         3/27 6ML with 5 yr I
4000533625          0     SFR         2/28 6ML
4000533922          0     SFR         30 YR FIXED
4000533969          0     SFR         3/27 6ML
4000533985          0     SFR         30 YR FIXED
4000534068          0     Condo       2/28 6ML with 5 yr I
4000534108          0     SFR         30 YR FIXED
4000534130          0     SFR         3/27 6ML
4000534147          0     SFR         30 YR FIXED
4000534154          0     SFR         2/28 6ML
4000534156          0     SFR         30 YR FIXED
4000534161          0     SFR         2/28 6ML
4000534189          0     SFR         2/28 6ML with 5 yr I
4000534191          0     SFR         2/28 6ML
4000534195          0     SFR         30 YR FIXED with 5 y
4000534217          0     SFR         2/28 6ML
4000534245          0     SFR         2/28 6ML
4000534330          0     SFR         2/28 6ML
4000534383          0     Condo       2/28 6ML
4000534435          0     SFR         2/28 6ML with 5 yr I
4000534451          0     SFR         2/28 6ML with 5 yr I
4000534462          0     SFR         2/28 6ML
4000534474          0     SFR         2/28 6ML
4000534506          0     SFR         3/27 6ML
4000534541          0     SFR         30 YR FIXED
4000534544          0     SFR         2/28 6ML
4000534546          0     SFR         3/27 6ML
4000534589          0     SFR         2/28 6ML
4000534654          0     SFR         2/28 6ML
4000534764          0     SFR         2/28 6ML
4000534798          0     SFR         2/28 6ML with 5 yr I
4000534831          0     SFR         2/28 6ML
4000534845          0     SFR         30 YR FIXED
4000534859          0     SFR         3/27 6ML with 5 yr I
4000534907          0     SFR         30 YR FIXED
4000534944          0     SFR         30 YR FIXED
4000535003          0     SFR         3/27 6ML with 5 yr I
4000535038          0     SFR         2/28 6ML
4000535054          0     SFR         3/27 6ML with 5 yr I
4000535069          0     SFR         2/28 6ML with 5 yr I
4000535096          0     PUD         3/27 6ML
4000535186          0     SFR         2/28 6ML
4000535197          0     SFR         2/28 6ML
4000535226          0     SFR         2/28 6ML
4000535228          0     SFR         30 YR FIXED
4000535281          0     2-4 Family  2/28 6ML with 5 yr I
4000535287          0     PUD         2/28 6ML
4000535339          0     SFR         2/28 6ML
4000535375          0     SFR         2/28 6ML
4000535466          0     Condo       2/28 6ML with 5 yr I
4000535474          0     SFR         2/28 6ML
4000535480          0     Units 2-4   2/28 6ML
4000535481          0     SFR         30 YR FIXED
4000535489          0     SFR         30 YR FIXED
4000535497          0     SFR         30 YR FIXED
4000535498          0     SFR         2/28 6ML with 5 yr I
4000535521          0     SFR         2/28 6ML
4000535559          0     SFR         2/28 6ML
4000535565          0     SFR         2/28 6ML
4000535573          0     SFR         2/28 6ML with 5 yr I
4000535620          0     SFR         3/27 6ML with 5 yr I
4000535645          0     SFR         30 YR FIXED
4000535659          0     SFR         2/28 6ML with 5 yr I
4000535700          0     SFR         2/28 6ML
4000535711          0     Condo       2/28 6ML with 5 yr I
4000535749          0     Condo       2/28 6ML
4000535801          0     SFR         2/28 6ML
4000535818          0     PUD         3/27 6ML with 5 yr I
4000535868          0     SFR         2/28 6ML with 5 yr I
4000535871          0     SFR         30 YR FIXED
4000535899          0     SFR         2/28 6ML
4000535922          0     PUD         2/28 6ML with 5 yr I
4000535928          0     SFR         2/28 6ML with 5 yr I
4000535938          0     Condo       2/28 6ML
4000535953          0     PUD         30 YR FIXED
4000536134          0     SFR         2/28 6ML
4000536171          0     SFR         30 YR FIXED
4000536181          0     SFR         2/28 6ML
4000536206          0     SFR         2/28 6ML
4000536225          0     SFR         3/27 6ML with 5 yr I
4000536256          0     SFR         2/28 6ML
4000536270          0     PUD         3/27 6ML
4000536292          0     SFR         3/27 6ML
4000536355          0     SFR         5/25 6ML with 5 yr I
4000536390          0     SFR         2/28 6ML
4000536401          0     SFR         2/28 6ML
4000536422          0     SFR         3/27 6ML
4000536430          0     SFR         30 YR FIXED
4000536449          0     SFR         2/28 6ML
4000536482          0     SFR         2/28 6ML
4000536505          0     SFR         2/28 6ML
4000536512          0     SFR         30 YR FIXED
4000536528          0     SFR         2/28 6ML
4000536540          0     Condo       2/28 6ML with 5 yr I
4000536581          0     SFR         2/28 6ML
4000536625          0     SFR         3/27 6ML
4000536628          0     SFR         2/28 6ML
4000536643          0     Units 2-4   3/27 6ML
4000536668          0     SFR         2/28 6ML
4000536670          0     SFR         2/28 6ML
4000536671          0     PUD         2/28 6ML
4000536675          0     SFR         2/28 6ML
4000536676          0     SFR         2/28 6ML with 5 yr I
4000536677          0     SFR         2/28 6ML
4000536683          0     SFR         30 YR FIXED
4000536728          0     PUD         3/27 6ML with 5 yr I
4000536743          0     SFR         2/28 6ML
4000536747          0     SFR         2/28 6ML
4000536788          0     SFR         2/28 6ML
4000536790          0     SFR         3/27 6ML
4000536791          0     SFR         2/28 6ML
4000536793          0     SFR         3/27 6ML
4000536794          0     Condo       2/28 6ML
4000536882          0     SFR         2/28 6ML
4000536888          0     PUD         2/28 6ML with 5 yr I
4000536893          0     SFR         2/28 6ML
4000536931          0     Condo       2/28 6ML
4000536949          0     Condo       2/28 6ML with 5 yr I
4000536954          0     SFR         3/27 6ML with 5 yr I
4000536961          0     Condo       2/28 6ML
4000536962          0     SFR         2/28 6ML with 5 yr I
4000537011          0     SFR         2/28 6ML
4000537031          0     SFR         3/27 6ML with 5 yr I
4000537036          0     SFR         3/27 6ML with 5 yr I
4000537068          0     2-4 Family  3/27 6ML
4000537075          0     SFR         30 YR FIXED
4000537076          0     SFR         2/28 6ML
4000537083          0     PUD         3/27 6ML
4000537087          0     SFR         30 YR FIXED
4000537171          0     SFR         2/28 6ML
4000537264          0     PUD         2/28 6ML
4000537265          0     PUD         3/27 6ML
4000537267          0     SFR         2/28 6ML
4000537279          0     SFR         3/27 6ML
4000537353          0     SFR         3/27 6ML
4000537356          0     Condo       3/27 6ML
4000537358          0     2-4 Family  2/28 6ML with 5 yr I
4000537369          0     PUD         30 YR FIXED
4000537373          0     SFR         30 YR FIXED
4000537379          0     SFR         30 YR FIXED
4000537388          0     2-4 Family  2/28 6ML
4000537403          0     2-4 Family  15 YR FIXED
4000537416          0     SFR         2/28 6ML
4000537430          0     SFR         2/28 6ML
4000537451          0     Units 2-4   2/28 6ML
4000537507          0     SFR         2/28 6ML
4000537509          0     SFR         30 YR FIXED
4000537516          0     SFR         2/28 6ML with 5 yr I
4000537521          0     SFR         2/28 6ML
4000537535          0     PUD         2/28 6ML
4000537560          0     SFR         2/28 6ML
4000537578          0     SFR         2/28 6ML
4000537596          0     SFR         2/28 6ML
4000537613          0     SFR         2/28 6ML
4000537630          0     SFR         3/27 6ML
4000537636          0     SFR         2/28 6ML
4000537653          0     SFR         2/28 6ML
4000537666          0     SFR         2/28 6ML
4000537678          0     Condo       2/28 6ML with 5 yr I
4000537691          0     SFR         30 YR FIXED
4000537695          0     SFR         2/28 6ML
4000537715          0     PUD         2/28 6ML with 5 yr I
4000537734          0     SFR         2/28 6ML with 5 yr I
4000537750          0     Condo       2/28 6ML
4000537759          0     2-4 Family  2/28 6ML
4000537782          0     SFR         2/28 6ML
4000537792          0     Condo       2/28 6ML
4000537825          0     SFR         3/27 6ML
4000537848          0     SFR         2/28 6ML
4000537863          0     SFR         2/28 6ML with 5 yr I
4000537869          0     SFR         2/28 6ML
4000537873          0     SFR         30 YR FIXED
4000537882          0     SFR         2/28 6ML
4000537920          0     SFR         2/28 6ML
4000537924          0     SFR         2/28 6ML with 5 yr I
4000537948          0     PUD         2/28 6ML with 5 yr I
4000537962          0     SFR         2/28 6ML
4000538007          0     SFR         3/27 6ML
4000538038          0     SFR         2/28 6ML
4000538052          0     SFR         2/28 6ML
4000538058          0     SFR         2/28 6ML with 5 yr I
4000538064          0     SFR         2/28 6ML with 5 yr I
4000538109          0     SFR         2/28 6ML
4000538187          0     SFR         2/28 6ML
4000538191          0     SFR         30 YR FIXED
4000538217          0     SFR         30 YR FIXED
4000538288          0     SFR         2/28 6ML
4000538296          0     SFR         2/28 6ML
4000538303          0     SFR         2/28 6ML
4000538331          0     SFR         2/28 6ML
4000538361          0     Condo       30 YR FIXED
4000538373          0     SFR         30 YR FIXED
4000538387          0     SFR         3/27 6ML
4000538420          0     SFR         2/28 6ML
4000538452          0     SFR         3/27 6ML
4000538465          0     SFR         2/28 6ML with 5 yr I
4000538474          0     SFR         30 YR FIXED
4000538492          0     PUD         3/27 6ML
4000538509          0     SFR         30 YR FIXED
4000538514          0     SFR         2/28 6ML
4000538527          0     PUD         3/27 6ML with 5 yr I
4000538532          0     SFR         2/28 6ML
4000538539          0     SFR         3/27 6ML
4000538558          0     SFR         2/28 6ML
4000538571          0     PUD         3/27 6ML with 5 yr I
4000538585          0     SFR         15 YR FIXED
4000538647          0     SFR         2/28 6ML with 5 yr I
4000538653          0     2-4 Family  2/28 6ML
4000538664          0     PUD         30 YR FIXED
4000538771          0     SFR         3/27 6ML with 5 yr I
4000538781          0     SFR         30 YR FIXED
4000538801          0     SFR         2/28 6ML
4000538807          0     SFR         2/28 6ML
4000538811          0     SFR         2/28 6ML
4000538817          0     SFR         2/28 6ML
4000538823          0     SFR         30 YR FIXED
4000538844          0     SFR         2/28 6ML with 5 yr I
4000538846          0     SFR         3/27 6ML
4000538853          0     SFR         2/28 6ML with 5 yr I
4000538868          0     SFR         15 YR FIXED with 5 y
4000538877          0     SFR         2/28 6ML
4000538878          0     SFR         3/27 6ML
4000538892          0     SFR         2/28 6ML
4000538897          0     SFR         3/27 6ML
4000538900          0     SFR         2/28 6ML
4000538908          0     SFR         2/28 6ML
4000538925          0     SFR         3/27 6ML
4000538953          0     SFR         2/28 6ML
4000538991          0     SFR         3/27 6ML
4000539007          0     SFR         3/27 6ML
4000539008          0     SFR         2/28 6ML
4000539014          0     SFR         30 YR FIXED
4000539028          0     SFR         2/28 6ML
4000539052          0     SFR         2/28 6ML
4000539074          0     SFR         2/28 6ML
4000539083          0     SFR         3/27 6ML with 5 yr I
4000539118          0     SFR         3/27 6ML
4000539131          0     SFR         2/28 6ML
4000539145          0     SFR         3/27 6ML
4000539175          0     Units 2-4   30 YR FIXED
4000539225          0     SFR         30 YR FIXED with 5 y
4000539257          0     SFR         2/28 6ML
4000539283          0     SFR         3/27 6ML with 5 yr I
4000539286          0     SFR         2/28 6ML
4000539328          0     Condo       2/28 6ML with 5 yr I
4000539341          0     SFR         3/27 6ML
4000539344          0     SFR         30 YR FIXED
4000539380          0     SFR         30 YR FIXED
4000539442          0     PUD         2/28 6ML with 5 yr I
4000539452          0     SFR         2/28 6ML
4000539463          0     Condo       2/28 6ML
4000539495          0     Condo       2/28 6ML with 5 yr I
4000539506          0     SFR         2/28 6ML
4000539515          0     SFR         2/28 6ML
4000539550          0     SFR         2/28 6ML
4000539596          0     SFR         30 YR FIXED
4000539614          0     SFR         2/28 6ML
4000539631          0     SFR         2/28 6ML
4000539661          0     Condo       3/27 6ML
4000539686          0     SFR         3/27 6ML
4000539689          0     SFR         3/27 6ML
4000539703          0     SFR         2/28 6ML
4000539729          0     SFR         2/28 6ML
4000539745          0     SFR         2/28 6ML
4000539778          0     SFR         2/28 6ML with 5 yr I
4000539779          0     SFR         2/28 6ML
4000539797          0     SFR         2/28 6ML
4000539822          0     SFR         2/28 6ML with 5 yr I
4000539824          0     SFR         30 YR FIXED
4000539835          0     SFR         2/28 6ML
4000539843          0     SFR         2/28 6ML
4000539849          0     SFR         30 YR FIXED
4000539875          0     PUD         2/28 6ML
4000539898          0     SFR         3/27 6ML with 5 yr I
4000539934          0     SFR         3/27 6ML
4000539992          0     SFR         3/27 6ML
4000540116          0     SFR         2/28 6ML
4000540118          0     SFR         30 YR FIXED
4000540119          0     SFR         3/27 6ML
4000540121          0     SFR         2/28 6ML
4000540163          0     SFR         2/28 6ML
4000540188          0     SFR         2/28 6ML
4000540207          0     SFR         2/28 6ML with 5 yr I
4000540214          0     SFR         30 YR FIXED
4000540219          0     SFR         3/27 6ML
4000540220          0     SFR         2/28 6ML
4000540226          0     SFR         2/28 6ML
4000540239          0     PUD         3/27 6ML with 5 yr I
4000540258          0     Condo       30 YR FIXED
4000540279          0     SFR         2/28 6ML
4000540342          0     SFR         30 YR FIXED
4000540364          0     SFR         2/28 6ML with 5 yr I
4000540368          0     SFR         30 YR FIXED
4000540561          0     SFR         2/28 6ML
4000540592          0     SFR         2/28 6ML
4000540603          0     SFR         30 YR FIXED
4000540614          0     SFR         2/28 6ML
4000540651          0     2-4 Family  2/28 6ML
4000540673          0     SFR         3/27 6ML
4000540683          0     SFR         2/28 6ML
4000540687          0     PUD         3/27 6ML
4000540698          0     SFR         3/27 6ML
4000540704          0     Condo       2/28 6ML
4000540731          0     SFR         2/28 6ML
4000540761          0     SFR         30 YR FIXED
4000540770          0     PUD         3/27 6ML with 5 yr I
4000540777          0     SFR         2/28 6ML
4000540818          0     SFR         30 YR FIXED
4000540890          0     SFR         2/28 6ML
4000540937          0     SFR         2/28 6ML
4000540947          0     SFR         3/27 6ML
4000540964          0     SFR         2/28 6ML with 5 yr I
4000540969          0     SFR         3/27 6ML
4000540990          0     PUD         3/27 6ML
4000541021          0     Condo       2/28 6ML with 5 yr I
4000541052          0     SFR         2/28 6ML
4000541080          0     SFR         2/28 6ML
4000541082          0     SFR         2/28 6ML with 5 yr I
4000541103          0     Condo       2/28 6ML
4000541107          0     SFR         2/28 6ML
4000541122          0     SFR         2/28 6ML
4000541152          0     SFR         30 YR FIXED
4000541155          0     SFR         2/28 6ML
4000541172          0     SFR         2/28 6ML
4000541177          0     PUD         2/28 6ML
4000541186          0     SFR         3/27 6ML
4000541199          0     SFR         2/28 6ML
4000541219          0     SFR         2/28 6ML
4000541228          0     SFR         2/28 6ML
4000541240          0     SFR         2/28 6ML
4000541256          0     SFR         2/28 6ML
4000541327          0     SFR         2/28 6ML
4000541349          0     Condo       2/28 6ML with 5 yr I
4000541357          0     PUD         2/28 6ML with 5 yr I
4000541359          0     SFR         2/28 6ML
4000541367          0     PUD         2/28 6ML
4000541385          0     SFR         2/28 6ML
4000541397          0     PUD         2/28 6ML
4000541399          0     PUD         2/28 6ML
4000541412          0     SFR         2/28 6ML
4000541436          0     SFR         2/28 6ML
4000541446          0     SFR         2/28 6ML
4000541452          0     SFR         30 YR FIXED
4000541473          0     SFR         30 YR FIXED
4000541515          0     PUD         2/28 6ML with 5 yr I
4000541534          0     SFR         2/28 6ML
4000541575          0     SFR         3/27 6ML
4000541591          0     SFR         2/28 6ML
4000541617          0     SFR         3/27 6ML
4000541690          0     2-4 Family  3/27 6ML
4000541717          0     SFR         2/28 6ML
4000541723          0     PUD         30 YR FIXED
4000541754          0     SFR         2/28 6ML
4000541759          0     SFR         2/28 6ML
4000541761          0     SFR         2/28 6ML
4000541794          0     SFR         5/25 6ML
4000541814          0     SFR         2/28 6ML
4000541868          0     PUD         3/27 6ML
4000541906          0     SFR         3/27 6ML with 5 yr I
4000541909          0     SFR         2/28 6ML
4000541912          0     SFR         2/28 6ML
4000541921          0     PUD         30 YR FIXED
4000541962          0     SFR         2/28 6ML
4000541978          0     SFR         30 YR FIXED
4000542002          0     SFR         30 YR FIXED
4000542006          0     SFR         2/28 6ML
4000542019          0     SFR         3/27 6ML
4000542042          0     SFR         2/28 6ML with 5 yr I
4000542051          0     SFR         30 YR FIXED
4000542052          0     SFR         2/28 6ML
4000542072          0     SFR         30 YR FIXED
4000542107          0     SFR         2/28 6ML with 5 yr I
4000542120          0     SFR         3/27 6ML
4000542122          0     SFR         3/27 6ML
4000542133          0     PUD         30 YR FIXED
4000542138          0     SFR         2/28 6ML
4000542148          0     SFR         3/27 6ML
4000542152          0     SFR         30 YR FIXED with 5 y
4000542154          0     SFR         2/28 6ML with 5 yr I
4000542155          0     SFR         30 YR FIXED
4000542159          0     SFR         30 YR FIXED
4000542165          0     Condo       3/27 6ML with 5 yr I
4000542186          0     SFR         2/28 6ML
4000542198          0     2-4 Family  3/27 6ML
4000542220          0     SFR         3/27 6ML
4000542221          0     SFR         2/28 6ML
4000542236          0     SFR         3/27 6ML
4000542298          0     SFR         3/27 6ML with 5 yr I
4000542404          0     PUD         5/25 6ML with 5 yr I
4000542435          0     SFR         2/28 6ML
4000542524          0     SFR         30 YR FIXED
4000542529          0     SFR         30 YR FIXED
4000542533          0     SFR         30 YR FIXED
4000542534          0     SFR         30 YR FIXED with 5 y
4000542546          0     SFR         2/28 6ML with 5 yr I
4000542548          0     SFR         30 YR FIXED
4000542557          0     SFR         3/27 6ML with 5 yr I
4000542601          0     SFR         30 YR FIXED
4000542615          0     Condo >4    30 YR FIXED
4000542617          0     SFR         3/27 6ML
4000542650          0     SFR         3/27 6ML
4000542656          0     PUD         30 YR FIXED with 5 y
4000542675          0     SFR         2/28 6ML
4000542709          0     SFR         3/27 6ML with 5 yr I
4000542715          0     PUD         30 YR FIXED
4000542716          0     SFR         3/27 6ML
4000542720          0     SFR         2/28 6ML
4000542738          0     SFR         30 YR FIXED
4000542758          0     SFR         3/27 6ML
4000542780          0     SFR         2/28 6ML
4000542806          0     SFR         30 YR FIXED
4000542809          0     Condo       3/27 6ML with 5 yr I
4000542892          0     SFR         2/28 6ML
4000542920          0     PUD         3/27 6ML
4000543003          0     SFR         2/28 6ML with 5 yr I
4000543013          0     SFR         2/28 6ML
4000543019          0     SFR         2/28 6ML with 5 yr I
4000543020          0     SFR         2/28 6ML
4000543053          0     SFR         2/28 6ML
4000543087          0     SFR         2/28 6ML
4000543098          0     SFR         2/28 6ML
4000543157          0     SFR         2/28 6ML with 5 yr I
4000543162          0     SFR         30 YR FIXED
4000543170          0     PUD         3/27 6ML
4000543172          0     SFR         2/28 6ML with 5 yr I
4000543182          0     SFR         2/28 6ML
4000543184          0     SFR         2/28 6ML
4000543210          0     SFR         2/28 6ML
4000543227          0     SFR         2/28 6ML
4000543281          0     PUD         30 YR FIXED
4000543300          0     SFR         30 YR FIXED
4000543310          0     SFR         2/28 6ML
4000543337          0     SFR         2/28 6ML
4000543346          0     SFR         2/28 6ML
4000543353          0     SFR         2/28 6ML
4000543381          0     SFR         2/28 6ML
4000543409          0     SFR         2/28 6ML
4000543441          0     SFR         2/28 6ML with 5 yr I
4000543492          0     PUD         30 YR FIXED
4000543594          0     SFR         3/27 6ML
4000543604          0     SFR         2/28 6ML
4000543620          0     SFR         2/28 6ML
4000543668          0     SFR         2/28 6ML
4000543672          0     SFR         2/28 6ML
4000543737          0     SFR         30 YR FIXED
4000543740          0     SFR         30 YR FIXED
4000543751          0     SFR         2/28 6ML
4000543773          0     SFR         30 YR FIXED
4000543776          0     SFR         2/28 6ML with 5 yr I
4000543848          0     SFR         30 YR FIXED
4000543863          0     SFR         2/28 6ML
4000543873          0     SFR         2/28 6ML with 5 yr I
4000543894          0     Units 2-4   30 YR FIXED
4000543921          0     SFR         3/27 6ML with 5 yr I
4000543974          0     SFR         2/28 6ML
4000543979          0     SFR         2/28 6ML with 5 yr I
4000544148          0     Condo       2/28 6ML with 5 yr I
4000544167          0     SFR         2/28 6ML
4000544174          0     SFR         2/28 6ML with 5 yr I
4000544175          0     SFR         2/28 6ML
4000544187          0     SFR         2/28 6ML
4000544220          0     SFR         30 YR FIXED
4000544224          0     SFR         2/28 6ML
4000544257          0     SFR         2/28 6ML
4000544273          0     SFR         2/28 6ML
4000544297          0     SFR         3/27 6ML
4000544316          0     SFR         30 YR FIXED
4000544331          0     SFR         30 YR FIXED
4000544350          0     SFR         2/28 6ML with 5 yr I
4000544352          0     SFR         30 YR FIXED
4000544394          0     PUD         3/27 6ML
4000544401          0     2-4 Family  3/27 6ML
4000544403          0     PUD         30 YR FIXED
4000544406          0     Condo       3/27 6ML
4000544435          0     SFR         3/27 6ML
4000544439          0     SFR         3/27 6ML with 5 yr I
4000544458          0     PUD         3/27 6ML with 5 yr I
4000544459          0     SFR         2/28 6ML with 5 yr I
4000544462          0     SFR         3/27 6ML
4000544502          0     SFR         2/28 6ML with 5 yr I
4000544514          0     SFR         3/27 6ML
4000544555          0     2-4 Family  30 YR FIXED
4000544571          0     Condo       2/28 6ML
4000544621          0     SFR         2/28 6ML
4000544627          0     SFR         2/28 6ML
4000544636          0     SFR         15 YR FIXED
4000544639          0     SFR         3/27 6ML with 5 yr I
4000544643          0     SFR         2/28 6ML
4000544647          0     2-4 Family  2/28 6ML
4000544656          0     SFR         3/27 6ML
4000544662          0     SFR         30 YR FIXED
4000544664          0     SFR         30 YR FIXED
4000544672          0     SFR         2/28 6ML
4000544694          0     SFR         30 YR FIXED
4000544725          0     PUD         2/28 6ML
4000544733          0     SFR         2/28 6ML
4000544740          0     SFR         2/28 6ML
4000544745          0     SFR         2/28 6ML
4000544747          0     SFR         3/27 6ML with 5 yr I
4000544758          0     SFR         2/28 6ML
4000544761          0     SFR         2/28 6ML
4000544788          0     SFR         3/27 6ML
4000544816          0     SFR         30 YR FIXED
4000544820          0     Condo       3/27 6ML
4000544853          0     2-4 Family  3/27 6ML
4000544877          0     SFR         3/27 6ML
4000544908          0     SFR         2/28 6ML
4000544949          0     SFR         3/27 6ML
4000545032          0     Condo >4    2/28 6ML
4000545080          0     SFR         5/25 6ML
4000545095          0     Condo >4    2/28 6ML
4000545118          0     SFR         2/28 6ML with 5 yr I
4000545120          0     SFR         5/25 6ML
4000545131          0     Condo       3/27 6ML with 5 yr I
4000545140          0     SFR         2/28 6ML
4000545192          0     SFR         2/28 6ML
4000545202          0     SFR         30 YR FIXED
4000545219          0     SFR         30 YR FIXED
4000545228          0     SFR         30 YR FIXED
4000545271          0     SFR         2/28 6ML with 5 yr I
4000545300          0     SFR         2/28 6ML
4000545316          0     SFR         2/28 6ML with 5 yr I
4000545334          0     PUD         3/27 6ML with 5 yr I
4000545337          0     PUD         2/28 6ML with 5 yr I
4000545403          0     SFR         2/28 6ML with 5 yr I
4000545438          0     SFR         2/28 6ML with 5 yr I
4000545458          0     Condo       2/28 6ML
4000545493          0     SFR         2/28 6ML
4000545500          0     PUD         2/28 6ML
4000545504          0     SFR         2/28 6ML
4000545507          0     PUD         2/28 6ML
4000545511          0     SFR         30 YR FIXED
4000545551          0     SFR         3/27 6ML
4000545577          0     PUD         30 YR FIXED
4000545584          0     SFR         30 YR FIXED
4000545591          0     SFR         30 YR FIXED
4000545601          0     SFR         2/28 6ML
4000545606          0     SFR         3/27 6ML
4000545608          0     SFR         3/27 6ML
4000545627          0     SFR         2/28 6ML
4000545630          0     SFR         30 YR FIXED
4000545648          0     SFR         2/28 6ML
4000545658          0     SFR         2/28 6ML
4000545668          0     SFR         2/28 6ML with 5 yr I
4000545674          0     PUD         3/27 6ML
4000545697          0     SFR         3/27 6ML
4000545714          0     SFR         3/27 6ML with 5 yr I
4000545718          0     SFR         2/28 6ML
4000545771          0     SFR         5/25 6ML
4000545810          0     Condo       2/28 6ML
4000545846          0     SFR         2/28 6ML
4000545851          0     SFR         2/28 6ML
4000545858          0     SFR         2/28 6ML
4000545867          0     Condo >4    2/28 6ML
4000545874          0     2-4 Family  2/28 6ML with 5 yr I
4000545875          0     SFR         30 YR FIXED
4000545892          0     SFR         3/27 6ML
4000545906          0     2-4 Family  2/28 6ML
4000545918          0     SFR         2/28 6ML
4000545921          0     SFR         3/27 6ML
4000545925          0     SFR         2/28 6ML
4000545939          0     SFR         3/27 6ML
4000545943          0     PUD         2/28 6ML
4000545948          0     SFR         3/27 6ML with 5 yr I
4000545949          0     SFR         2/28 6ML
4000545962          0     SFR         3/27 6ML
4000545982          0     SFR         2/28 6ML
4000545983          0     SFR         2/28 6ML with 5 yr I
4000545985          0     SFR         3/27 6ML
4000546022          0     SFR         2/28 6ML
4000546048          0     SFR         2/28 6ML
4000546050          0     SFR         3/27 6ML with 5 yr I
4000546070          0     SFR         2/28 6ML
4000546078          0     SFR         30 YR FIXED
4000546091          0     SFR         30 YR FIXED
4000546106          0     SFR         3/27 6ML
4000546141          0     SFR         3/27 6ML
4000546162          0     SFR         2/28 6ML with 5 yr I
4000546167          0     PUD         3/27 6ML with 5 yr I
4000546170          0     SFR         3/27 6ML with 5 yr I
4000546218          0     SFR         3/27 6ML
4000546219          0     SFR         30 YR FIXED
4000546241          0     SFR         3/27 6ML
4000546244          0     SFR         2/28 6ML
4000546245          0     SFR         30 YR FIXED
4000546252          0     SFR         2/28 6ML
4000546253          0     SFR         2/28 6ML
4000546274          0     SFR         30 YR FIXED with 5 y
4000546368          0     SFR         2/28 6ML with 5 yr I
4000546433          0     SFR         2/28 6ML
4000546437          0     SFR         2/28 6ML
4000546451          0     SFR         30 YR FIXED
4000546459          0     SFR         2/28 6ML with 5 yr I
4000546488          0     SFR         2/28 6ML
4000546525          0     SFR         30 YR FIXED
4000546528          0     SFR         2/28 6ML with 5 yr I
4000546531          0     SFR         2/28 6ML
4000546535          0     SFR         2/28 6ML
4000546557          0     SFR         2/28 6ML
4000546564          0     PUD         2/28 6ML
4000546582          0     SFR         30 YR FIXED
4000546604          0     SFR         30 YR FIXED
4000546605          0     SFR         3/27 6ML with 5 yr I
4000546630          0     SFR         2/28 6ML
4000546656          0     SFR         2/28 6ML with 5 yr I
4000546684          0     SFR         2/28 6ML
4000546687          0     SFR         2/28 6ML
4000546703          0     SFR         2/28 6ML
4000546720          0     SFR         30 YR FIXED
4000546721          0     SFR         2/28 6ML
4000546761          0     SFR         2/28 6ML
4000546766          0     SFR         3/27 6ML
4000546768          0     SFR         2/28 6ML
4000546815          0     SFR         30 YR FIXED
4000546830          0     SFR         30 YR FIXED
4000546842          0     SFR         2/28 6ML
4000546844          0     SFR         30 YR FIXED
4000546856          0     2-4 Family  2/28 6ML with 5 yr I
4000546861          0     SFR         2/28 6ML
4000546864          0     PUD         3/27 6ML with 5 yr I
4000546911          0     SFR         2/28 6ML
4000546920          0     PUD         3/27 6ML with 5 yr I
4000546959          0     SFR         2/28 6ML
4000547048          0     PUD         3/27 6ML
4000547055          0     SFR         2/28 6ML
4000547073          0     SFR         30 YR FIXED
4000547080          0     SFR         2/28 6ML
4000547113          0     SFR         2/28 6ML
4000547115          0     SFR         30 YR FIXED
4000547116          0     SFR         30 YR FIXED
4000547120          0     SFR         2/28 6ML
4000547141          0     SFR         2/28 6ML
4000547145          0     SFR         2/28 6ML
4000547151          0     SFR         2/28 6ML with 5 yr I
4000547169          0     SFR         2/28 6ML with 5 yr I
4000547194          0     SFR         2/28 6ML
4000547195          0     Condo       2/28 6ML
4000547199          0     PUD         3/27 6ML
4000547222          0     SFR         3/27 6ML
4000547228          0     SFR         3/27 6ML
4000547249          0     SFR         2/28 6ML
4000547261          0     SFR         2/28 6ML
4000547268          0     SFR         2/28 6ML
4000547270          0     SFR         3/27 6ML
4000547278          0     SFR         2/28 6ML
4000547283          0     SFR         30 YR FIXED
4000547284          0     SFR         2/28 6ML
4000547289          0     SFR         2/28 6ML
4000547296          0     SFR         2/28 6ML
4000547320          0     SFR         2/28 6ML with 5 yr I
4000547335          0     SFR         2/28 6ML
4000547343          0     SFR         2/28 6ML
4000547361          0     SFR         2/28 6ML
4000547365          0     SFR         2/28 6ML
4000547376          0     SFR         30 YR FIXED
4000547381          0     SFR         2/28 6ML
4000547406          0     SFR         2/28 6ML
4000547433          0     SFR         30 YR FIXED
4000547489          0     SFR         2/28 6ML
4000547493          0     SFR         2/28 6ML with 5 yr I
4000547502          0     SFR         30 YR FIXED
4000547505          0     Condo       3/27 6ML
4000547509          0     SFR         2/28 6ML
4000547511          0     SFR         3/27 6ML
4000547513          0     SFR         3/27 6ML
4000547523          0     SFR         2/28 6ML
4000547524          0     SFR         2/28 6ML
4000547526          0     PUD         2/28 6ML
4000547545          0     SFR         2/28 6ML
4000547548          0     SFR         2/28 6ML
4000547564          0     SFR         2/28 6ML
4000547565          0     SFR         2/28 6ML
4000547566          0     SFR         2/28 6ML with 5 yr I
4000547576          0     Condo       2/28 6ML with 5 yr I
4000547579          0     SFR         2/28 6ML with 5 yr I
4000547582          0     PUD         2/28 6ML with 5 yr I
4000547599          0     SFR         3/27 6ML
4000547603          0     SFR         2/28 6ML
4000547604          0     SFR         3/27 6ML
4000547608          0     SFR         30 YR FIXED with 5 y
4000547610          0     SFR         2/28 6ML
4000547616          0     SFR         3/27 6ML
4000547617          0     PUD         3/27 6ML
4000547637          0     SFR         2/28 6ML with 5 yr I
4000547666          0     SFR         30 YR FIXED
4000547682          0     SFR         2/28 6ML
4000547691          0     SFR         30 YR FIXED
4000547714          0     SFR         2/28 6ML
4000547728          0     PUD         3/27 6ML
4000547729          0     Condo       2/28 6ML with 5 yr I
4000547747          0     PUD         3/27 6ML with 5 yr I
4000547753          0     PUD         3/27 6ML with 5 yr I
4000547760          0     PUD         3/27 6ML
4000547774          0     PUD         3/27 6ML
4000547775          0     SFR         2/28 6ML
4000547778          0     SFR         3/27 6ML
4000547792          0     PUD         2/28 6ML
4000547798          0     SFR         2/28 6ML
4000547822          0     Condo       2/28 6ML
4000547826          0     PUD         3/27 6ML with 5 yr I
4000547844          0     SFR         3/27 6ML with 5 yr I
4000547846          0     SFR         30 YR FIXED
4000547866          0     SFR         30 YR FIXED
4000547868          0     SFR         2/28 6ML
4000547869          0     SFR         3/27 6ML
4000547879          0     SFR         30 YR FIXED
4000547885          0     SFR         2/28 6ML
4000547889          0     SFR         30 YR FIXED
4000547895          0     SFR         30 YR FIXED
4000547896          0     SFR         3/27 6ML with 5 yr I
4000547900          0     SFR         3/27 6ML
4000547911          0     SFR         2/28 6ML with 5 yr I
4000547933          0     2-4 Family  2/28 6ML
4000547967          0     SFR         2/28 6ML
4000547972          0     SFR         2/28 6ML
4000547983          0     PUD         2/28 6ML with 5 yr I
4000547987          0     SFR         2/28 6ML with 5 yr I
4000547993          0     SFR         30 YR FIXED
4000547997          0     SFR         2/28 6ML
4000548003          0     SFR         3/27 6ML
4000548016          0     SFR         30 YR FIXED
4000548029          0     SFR         2/28 6ML
4000548038          0     SFR         2/28 6ML
4000548047          0     SFR         2/28 6ML
4000548059          0     SFR         30 YR FIXED
4000548078          0     SFR         2/28 6ML
4000548084          0     SFR         2/28 6ML with 5 yr I
4000548139          0     SFR         3/27 6ML with 5 yr I
4000548168          0     SFR         2/28 6ML
4000548187          0     SFR         2/28 6ML with 5 yr I
4000548194          0     SFR         2/28 6ML
4000548215          0     SFR         2/28 6ML
4000548244          0     SFR         2/28 6ML
4000548259          0     Condo       2/28 6ML with 5 yr I
4000548291          0     PUD         30 YR FIXED
4000548306          0     SFR         30 YR FIXED
4000548364          0     SFR         3/27 6ML
4000548367          0     SFR         2/28 6ML with 5 yr I
4000548385          0     SFR         2/28 6ML
4000548392          0     SFR         3/27 6ML
4000548415          0     SFR         3/27 6ML
4000548418          0     SFR         2/28 6ML
4000548445          0     SFR         2/28 6ML with 5 yr I
4000548453          0     SFR         2/28 6ML
4000548460          0     SFR         30 YR FIXED
4000548479          0     PUD         2/28 6ML
4000548499          0     SFR         3/27 6ML
4000548513          0     SFR         30 YR FIXED
4000548555          0     SFR         2/28 6ML
4000548575          0     SFR         2/28 6ML
4000548576          0     SFR         30 YR FIXED with 5 y
4000548624          0     SFR         2/28 6ML
4000548625          0     SFR         2/28 6ML
4000548663          0     SFR         2/28 6ML
4000548665          0     SFR         2/28 6ML
4000548673          0     SFR         3/27 6ML
4000548677          0     SFR         30 YR FIXED with 5 y
4000548683          0     SFR         30 YR FIXED
4000548733          0     SFR         2/28 6ML
4000548745          0     SFR         30 YR FIXED
4000548749          0     SFR         30 YR FIXED
4000548756          0     SFR         2/28 6ML
4000548803          0     SFR         30 YR FIXED
4000548827          0     SFR         2/28 6ML with 5 yr I
4000548829          0     SFR         2/28 6ML
4000548842          0     SFR         2/28 6ML
4000548843          0     SFR         30 YR FIXED
4000548848          0     PUD         2/28 6ML with 5 yr I
4000548856          0     PUD         30/40 BALLOON
4000548863          0     SFR         2/28 6ML with 5 yr I
4000548865          0     SFR         2/28 6ML
4000548873          0     SFR         2/28 6ML
4000548874          0     PUD         2/28 6ML with 5 yr I
4000548879          0     Condo       2/28 6ML
4000548885          0     SFR         30 YR FIXED
4000548910          0     SFR         2/28 6ML with 5 yr I
4000548939          0     SFR         2/28 6ML
4000548941          0     SFR         3/27 6ML
4000548950          0     PUD         3/27 6ML with 5 yr I
4000548965          0     SFR         2/28 6ML with 5 yr I
4000549018          0     PUD         3/27 6ML
4000549026          0     SFR         2/28 6ML
4000549123          0     SFR         30 YR FIXED
4000549135          0     SFR         2/28 6ML
4000549146          0     SFR         2/28 6ML
4000549160          0     SFR         3/27 6ML
4000549164          0     SFR         2/28 6ML
4000549170          0     SFR         2/28 6ML
4000549191          0     SFR         2/28 6ML
4000549201          0     SFR         2/28 6ML
4000549214          0     SFR         2/28 6ML
4000549262          0     Condo       30 YR FIXED
4000549301          0     SFR         30 YR FIXED with 5 y
4000549314          0     SFR         3/27 6ML
4000549338          0     SFR         2/28 6ML
4000549353          0     SFR         2/28 6ML
4000549391          0     SFR         30 YR FIXED
4000549403          0     Condo       2/28 6ML
4000549407          0     SFR         3/27 6ML with 5 yr I
4000549416          0     SFR         2/28 6ML
4000549436          0     SFR         1/29 6ML
4000549446          0     SFR         2/28 6ML with 5 yr I
4000549453          0     SFR         2/28 6ML
4000549464          0     Condo       3/27 6ML with 5 yr I
4000549466          0     SFR         3/27 6ML with 5 yr I
4000549467          0     Condo       2/28 6ML with 5 yr I
4000549470          0     SFR         2/28 6ML
4000549515          0     SFR         3/27 6ML
4000549518          0     Condo       2/28 6ML
4000549523          0     SFR         3/27 6ML
4000549540          0     SFR         3/27 6ML with 5 yr I
4000549545          0     PUD         3/27 6ML with 5 yr I
4000549548          0     SFR         2/28 6ML with 5 yr I
4000549597          0     SFR         2/28 6ML
4000549599          0     SFR         2/28 6ML
4000549606          0     Condo       2/28 6ML with 5 yr I
4000549628          0     SFR         2/28 6ML with 5 yr I
4000549632          0     Condo       2/28 6ML
4000549637          0     SFR         2/28 6ML
4000549653          0     SFR         2/28 6ML
4000549677          0     SFR         30 YR FIXED
4000549716          0     PUD         30 YR FIXED
4000549742          0     Condo       3/27 6ML
4000549773          0     SFR         2/28 6ML
4000549786          0     SFR         2/28 6ML
4000549853          0     SFR         30 YR FIXED
4000549854          0     PUD         2/28 6ML
4000549862          0     SFR         2/28 6ML
4000549869          0     Condo       3/27 6ML
4000549879          0     SFR         2/28 6ML with 5 yr I
4000549924          0     SFR         30 YR FIXED
4000549925          0     SFR         30 YR FIXED
4000549977          0     SFR         2/28 6ML
4000549988          0     SFR         2/28 6ML
4000549991          0     SFR         2/28 6ML with 5 yr I
4000549992          0     SFR         2/28 6ML
4000550026          0     SFR         30 YR FIXED
4000550032          0     PUD         2/28 6ML with 5 yr I
4000550050          0     PUD         30 YR FIXED
4000550053          0     SFR         30 YR FIXED
4000550069          0     SFR         2/28 6ML
4000550113          0     SFR         2/28 6ML with 5 yr I
4000550134          0     SFR         30 YR FIXED
4000550136          0     SFR         2/28 6ML
4000550150          0     SFR         3/27 6ML
4000550160          0     SFR         30 YR FIXED
4000550168          0     SFR         2/28 6ML
4000550173          0     SFR         2/28 6ML
4000550261          0     SFR         2/28 6ML with 5 yr I
4000550325          0     SFR         2/28 6ML with 5 yr I
4000550348          0     SFR         3/27 6ML
4000550353          0     SFR         2/28 6ML
4000550380          0     PUD         2/28 6ML
4000550389          0     SFR         2/28 6ML
4000550400          0     SFR         2/28 6ML with 5 yr I
4000550401          0     SFR         30 YR FIXED
4000550412          0     SFR         2/28 6ML
4000550431          0     SFR         2/28 6ML
4000550441          0     SFR         3/27 6ML
4000550452          0     SFR         2/28 6ML
4000550459          0     SFR         2/28 6ML
4000550463          0     SFR         2/28 6ML
4000550489          0     SFR         2/28 6ML
4000550492          0     PUD         2/28 6ML
4000550498          0     SFR         2/28 6ML
4000550500          0     SFR         2/28 6ML
4000550503          0     SFR         2/28 6ML
4000550508          0     SFR         2/28 6ML
4000550513          0     SFR         2/28 6ML
4000550519          0     SFR         2/28 6ML
4000550542          0     SFR         2/28 6ML
4000550585          0     PUD         30 YR FIXED
4000550611          0     SFR         2/28 6ML with 5 yr I
4000550640          0     SFR         3/27 6ML
4000550648          0     SFR         5/25 6ML
4000550652          0     PUD         30 YR FIXED
4000550653          0     SFR         30 YR FIXED with 5 y
4000550688          0     SFR         2/28 6ML
4000550693          0     2-4 Family  2/28 6ML
4000550713          0     SFR         2/28 6ML
4000550722          0     SFR         2/28 6ML
4000550726          0     SFR         3/27 6ML
4000550730          0     SFR         2/28 6ML with 5 yr I
4000550739          0     SFR         2/28 6ML
4000550781          0     SFR         3/27 6ML
4000550846          0     SFR         3/27 6ML with 5 yr I
4000550851          0     SFR         2/28 6ML
4000550889          0     Condo >4    3/27 6ML
4000550891          0     SFR         30 YR FIXED
4000550894          0     SFR         2/28 6ML
4000550931          0     SFR         3/27 6ML
4000550973          0     SFR         3/27 6ML
4000550983          0     Condo       2/28 6ML with 5 yr I
4000550985          0     SFR         2/28 6ML
4000550996          0     SFR         3/27 6ML with 5 yr I
4000550999          0     Condo       2/28 6ML
4000551003          0     SFR         2/28 6ML
4000551010          0     PUD         2/28 6ML
4000551027          0     SFR         2/28 6ML
4000551046          0     SFR         5/25 6ML
4000551062          0     SFR         30 YR FIXED
4000551067          0     SFR         3/27 6ML
4000551088          0     SFR         2/28 6ML with 5 yr I
4000551100          0     PUD         3/27 6ML
4000551104          0     PUD         5/25 6ML with 5 yr I
4000551118          0     SFR         30 YR FIXED
4000551133          0     SFR         2/28 6ML
4000551159          0     SFR         3/27 6ML with 5 yr I
4000551168          0     SFR         2/28 6ML with 5 yr I
4000551187          0     SFR         2/28 6ML with 5 yr I
4000551199          0     PUD         30 YR FIXED with 5 y
4000551204          0     SFR         3/27 6ML
4000551209          0     SFR         2/28 6ML with 5 yr I
4000551212          0     SFR         3/27 6ML
4000551213          0     SFR         2/28 6ML with 5 yr I
4000551264          0     SFR         30 YR FIXED
4000551273          0     SFR         2/28 6ML
4000551274          0     2-4 Family  2/28 6ML
4000551282          0     SFR         30 YR FIXED
4000551286          0     SFR         30 YR FIXED with 5 y
4000551289          0     SFR         3/27 6ML
4000551303          0     SFR         2/28 6ML
4000551313          0     SFR         2/28 6ML
4000551315          0     SFR         2/28 6ML
4000551324          0     SFR         30 YR FIXED with 5 y
4000551326          0     SFR         3/27 6ML
4000551327          0     SFR         2/28 6ML
4000551330          0     SFR         3/27 6ML with 5 yr I
4000551333          0     Condo       15 YR FIXED with 5 y
4000551334          0     PUD         3/27 6ML
4000551339          0     SFR         3/27 6ML
4000551355          0     SFR         2/28 6ML
4000551357          0     SFR         2/28 6ML with 5 yr I
4000551400          0     SFR         2/28 6ML
4000551416          0     SFR         2/28 6ML
4000551419          0     SFR         2/28 6ML
4000551425          0     SFR         2/28 6ML with 5 yr I
4000551497          0     SFR         2/28 6ML
4000551503          0     SFR         30 YR FIXED
4000551549          0     SFR         2/28 6ML
4000551579          0     SFR         2/28 6ML
4000551593          0     Condo       2/28 6ML
4000551600          0     PUD         2/28 6ML
4000551633          0     SFR         2/28 6ML
4000551647          0     SFR         2/28 6ML with 5 yr I
4000551663          0     SFR         2/28 6ML
4000551664          0     Condo       3/27 6ML
4000551673          0     SFR         30 YR FIXED
4000551685          0     SFR         2/28 6ML
4000551701          0     SFR         2/28 6ML
4000551710          0     SFR         3/27 6ML with 5 yr I
4000551721          0     Condo       2/28 6ML
4000551730          0     2-4 Family  3/27 6ML with 5 yr I
4000551751          0     SFR         2/28 6ML with 5 yr I
4000551777          0     SFR         2/28 6ML
4000551779          0     SFR         2/28 6ML
4000551781          0     SFR         2/28 6ML with 5 yr I
4000551794          0     SFR         2/28 6ML
4000551800          0     SFR         2/28 6ML
4000551818          0     SFR         30 YR FIXED
4000551819          0     SFR         2/28 6ML
4000551821          0     SFR         15 YR FIXED
4000551862          0     SFR         30 YR FIXED with 5 y
4000551873          0     SFR         2/28 6ML with 5 yr I
4000551876          0     PUD         3/27 6ML
4000551902          0     SFR         30 YR FIXED
4000551940          0     SFR         2/28 6ML
4000551959          0     SFR         30 YR FIXED
4000551985          0     PUD         2/28 6ML with 5 yr I
4000551986          0     SFR         2/28 6ML
4000552010          0     SFR         30 YR FIXED
4000552014          0     SFR         2/28 6ML
4000552017          0     SFR         30 YR FIXED
4000552025          0     SFR         2/28 6ML
4000552087          0     SFR         30 YR FIXED
4000552096          0     SFR         30 YR FIXED with 5 y
4000552103          0     SFR         2/28 6ML with 5 yr I
4000552148          0     SFR         2/28 6ML
4000552196          0     SFR         2/28 6ML
4000552243          0     SFR         2/28 6ML
4000552258          0     SFR         2/28 6ML
4000552269          0     SFR         2/28 6ML with 5 yr I
4000552286          0     SFR         2/28 6ML
4000552300          0     SFR         2/28 6ML
4000552326          0     SFR         2/28 6ML
4000552332          0     SFR         20 YR FIXED
4000552351          0     SFR         2/28 6ML
4000552362          0     SFR         3/27 6ML
4000552371          0     SFR         2/28 6ML
4000552376          0     SFR         3/27 6ML
4000552446          0     SFR         3/27 6ML
4000552510          0     SFR         30 YR FIXED
4000552512          0     SFR         2/28 6ML
4000552513          0     SFR         30 YR FIXED
4000552518          0     SFR         30 YR FIXED
4000552560          0     SFR         3/27 6ML with 5 yr I
4000552578          0     SFR         2/28 6ML
4000552580          0     SFR         30 YR FIXED
4000552599          0     PUD         2/28 6ML
4000552610          0     PUD         30 YR FIXED
4000552620          0     SFR         3/27 6ML
4000552621          0     SFR         2/28 6ML with 5 yr I
4000552627          0     SFR         2/28 6ML with 5 yr I
4000552635          0     SFR         2/28 6ML
4000552689          0     PUD         3/27 6ML
4000552707          0     SFR         2/28 6ML with 5 yr I
4000552781          0     SFR         3/27 6ML
4000552793          0     SFR         2/28 6ML
4000552799          0     Condo       2/28 6ML with 5 yr I
4000552806          0     SFR         2/28 6ML
4000552813          0     SFR         3/27 6ML with 5 yr I
4000552834          0     SFR         3/27 6ML
4000552841          0     SFR         2/28 6ML
4000552862          0     SFR         2/28 6ML with 5 yr I
4000552919          0     SFR         30 YR FIXED
4000552939          0     SFR         3/27 6ML with 5 yr I
4000552947          0     2-4 Family  2/28 6ML with 5 yr I
4000552961          0     SFR         2/28 6ML
4000552991          0     SFR         2/28 6ML with 5 yr I
4000553008          0     SFR         2/28 6ML
4000553081          0     SFR         3/27 6ML
4000553092          0     SFR         30 YR FIXED
4000553096          0     SFR         2/28 6ML with 5 yr I
4000553105          0     SFR         2/28 6ML with 5 yr I
4000553109          0     SFR         2/28 6ML
4000553141          0     SFR         2/28 6ML with 5 yr I
4000553145          0     SFR         2/28 6ML
4000553196          0     SFR         2/28 6ML
4000553209          0     SFR         3/27 6ML
4000553231          0     SFR         2/28 6ML
4000553233          0     SFR         2/28 6ML
4000553241          0     SFR         2/28 6ML
4000553277          0     SFR         2/28 6ML
4000553323          0     SFR         2/28 6ML
4000553336          0     SFR         3/27 6ML
4000553426          0     SFR         2/28 6ML with 5 yr I
4000553438          0     SFR         30 YR FIXED
4000553439          0     2-4 Family  30 YR FIXED
4000553494          0     SFR         2/28 6ML
4000553505          0     SFR         2/28 6ML
4000553508          0     PUD         2/28 6ML with 5 yr I
4000553509          0     SFR         2/28 6ML
4000553545          0     SFR         2/28 6ML
4000553557          0     SFR         30 YR FIXED
4000553559          0     SFR         30 YR FIXED
4000553570          0     2-4 Family  2/28 6ML
4000553577          0     SFR         2/28 6ML with 5 yr I
4000553616          0     SFR         3/27 6ML
4000553621          0     SFR         2/28 6ML
4000553699          0     SFR         3/27 6ML
4000553709          0     SFR         3/27 6ML
4000553787          0     SFR         2/28 6ML with 5 yr I
4000553803          0     Condo       2/28 6ML with 5 yr I
4000553815          0     SFR         2/28 6ML with 5 yr I
4000553816          0     PUD         2/28 6ML with 5 yr I
4000553892          0     SFR         30 YR FIXED
4000553915          0     SFR         2/28 6ML
4000553954          0     SFR         2/28 6ML with 5 yr I
4000553978          0     SFR         30 YR FIXED
4000553984          0     SFR         2/28 6ML
4000553999          0     SFR         2/28 6ML with 5 yr I
4000554003          0     SFR         2/28 6ML
4000554050          0     SFR         2/28 6ML with 5 yr I
4000554107          0     SFR         3/27 6ML with 5 yr I
4000554142          0     PUD         3/27 6ML
4000554146          0     SFR         3/27 6ML with 5 yr I
4000554175          0     SFR         3/27 6ML
4000554177          0     SFR         2/28 6ML
4000554178          0     SFR         2/28 6ML
4000554181          0     SFR         2/28 6ML
4000554186          0     SFR         2/28 6ML
4000554199          0     SFR         3/27 6ML
4000554207          0     Condo       2/28 6ML
4000554225          0     SFR         30 YR FIXED with 5 y
4000554226          0     Condo       2/28 6ML
4000554273          0     Condo       1/29 6ML
4000554285          0     SFR         30 YR FIXED
4000554304          0     SFR         2/28 6ML
4000554307          0     Condo       2/28 6ML with 5 yr I
4000554356          0     SFR         2/28 6ML
4000554380          0     SFR         2/28 6ML
4000554393          0     SFR         2/28 6ML
4000554401          0     PUD         3/27 6ML with 5 yr I
4000554405          0     SFR         3/27 6ML
4000554416          0     SFR         3/27 6ML with 5 yr I
4000554432          0     SFR         30 YR FIXED
4000554441          0     Condo >4    2/28 6ML
4000554458          0     SFR         2/28 6ML
4000554463          0     PUD         2/28 6ML
4000554466          0     SFR         3/27 6ML
4000554467          0     SFR         2/28 6ML
4000554469          0     SFR         2/28 6ML
4000554492          0     SFR         2/28 6ML with 5 yr I
4000554506          0     Condo       2/28 6ML
4000554517          0     SFR         2/28 6ML
4000554525          0     SFR         2/28 6ML
4000554552          0     SFR         2/28 6ML with 5 yr I
4000554557          0     SFR         3/27 6ML
4000554558          0     Condo       30 YR FIXED
4000554570          0     SFR         2/28 6ML
4000554572          0     SFR         30 YR FIXED
4000554598          0     SFR         3/27 6ML
4000554626          0     PUD         2/28 6ML with 5 yr I
4000554628          0     SFR         2/28 6ML
4000554669          0     Condo       2/28 6ML
4000554695          0     SFR         30 YR FIXED
4000554734          0     SFR         30 YR FIXED
4000554782          0     SFR         2/28 6ML with 5 yr I
4000554820          0     SFR         2/28 6ML
4000554857          0     SFR         3/27 6ML
4000554872          0     SFR         3/27 6ML
4000554888          0     SFR         2/28 6ML
4000554892          0     SFR         2/28 6ML
4000554893          0     SFR         30 YR FIXED
4000554897          0     SFR         3/27 6ML
4000554919          0     PUD         2/28 6ML with 5 yr I
4000554921          0     PUD         2/28 6ML
4000554924          0     SFR         2/28 6ML
4000554935          0     PUD         2/28 6ML with 5 yr I
4000554938          0     2-4 Family  2/28 6ML
4000554940          0     SFR         2/28 6ML
4000554952          0     SFR         30 YR FIXED
4000554981          0     SFR         2/28 6ML
4000554985          0     SFR         2/28 6ML with 5 yr I
4000555042          0     SFR         2/28 6ML
4000555066          0     SFR         2/28 6ML
4000555092          0     SFR         2/28 6ML
4000555103          0     SFR         30 YR FIXED
4000555136          0     SFR         30 YR FIXED
4000555203          0     SFR         2/28 6ML
4000555266          0     SFR         2/28 6ML
4000555276          0     Condo       2/28 6ML with 5 yr I
4000555277          0     SFR         2/28 6ML with 5 yr I
4000555295          0     SFR         3/27 6ML
4000555320          0     SFR         2/28 6ML
4000555323          0     SFR         30 YR FIXED
4000555335          0     SFR         2/28 6ML
4000555353          0     PUD         2/28 6ML
4000555376          0     SFR         2/28 6ML
4000555377          0     SFR         3/27 6ML with 5 yr I
4000555379          0     SFR         2/28 6ML
4000555399          0     SFR         2/28 6ML with 5 yr I
4000555412          0     SFR         15 YR FIXED
4000555423          0     SFR         3/27 6ML
4000555451          0     SFR         2/28 6ML
4000555456          0     PUD         2/28 6ML with 5 yr I
4000555483          0     SFR         2/28 6ML
4000555491          0     SFR         30 YR FIXED
4000555498          0     SFR         2/28 6ML
4000555516          0     PUD         2/28 6ML with 5 yr I
4000555531          0     SFR         2/28 6ML
4000555533          0     SFR         2/28 6ML with 5 yr I
4000555568          0     SFR         2/28 6ML with 5 yr I
4000555588          0     SFR         2/28 6ML
4000555621          0     SFR         30 YR FIXED
4000555626          0     PUD         2/28 6ML
4000555679          0     SFR         2/28 6ML
4000555693          0     SFR         2/28 6ML
4000555733          0     SFR         2/28 6ML with 5 yr I
4000555753          0     SFR         2/28 6ML with 5 yr I
4000555806          0     SFR         2/28 6ML
4000555830          0     SFR         2/28 6ML
4000555843          0     SFR         2/28 6ML
4000555852          0     SFR         30 YR FIXED with 5 y
4000555863          0     PUD         3/27 6ML
4000555877          0     SFR         2/28 6ML
4000555886          0     SFR         2/28 6ML
4000555903          0     SFR         3/27 6ML
4000555907          0     SFR         2/28 6ML
4000555908          0     SFR         2/28 6ML
4000555928          0     PUD         3/27 6ML
4000555970          0     PUD         30 YR FIXED
4000555971          0     SFR         2/28 6ML with 5 yr I
4000555979          0     SFR         3/27 6ML
4000555988          0     SFR         2/28 6ML
4000556006          0     SFR         30 YR FIXED
4000556007          0     2-4 Family  3/27 6ML
4000556015          0     SFR         2/28 6ML with 5 yr I
4000556024          0     SFR         2/28 6ML
4000556025          0     2-4 Family  2/28 6ML
4000556038          0     SFR         2/28 6ML
4000556040          0     Condo       2/28 6ML
4000556057          0     PUD         2/28 6ML
4000556108          0     SFR         2/28 6ML
4000556145          0     SFR         2/28 6ML
4000556154          0     SFR         2/28 6ML
4000556158          0     PUD         3/27 6ML
4000556173          0     SFR         3/27 6ML
4000556197          0     SFR         30 YR FIXED
4000556225          0     Condo       3/27 6ML with 5 yr I
4000556242          0     SFR         3/27 6ML
4000556245          0     SFR         2/28 6ML
4000556261          0     SFR         2/28 6ML
4000556280          0     SFR         2/28 6ML
4000556285          0     SFR         3/27 6ML
4000556297          0     SFR         2/28 6ML
4000556309          0     SFR         30 YR FIXED
4000556321          0     SFR         2/28 6ML
4000556386          0     SFR         30 YR FIXED
4000556401          0     SFR         30 YR FIXED
4000556453          0     SFR         3/27 6ML with 5 yr I
4000556461          0     PUD         30 YR FIXED
4000556476          0     SFR         2/28 6ML
4000556480          0     SFR         2/28 6ML
4000556488          0     SFR         2/28 6ML
4000556534          0     SFR         2/28 6ML
4000556551          0     SFR         2/28 6ML
4000556606          0     SFR         3/27 6ML
4000556636          0     SFR         2/28 6ML with 5 yr I
4000556652          0     SFR         2/28 6ML with 5 yr I
4000556655          0     SFR         2/28 6ML with 5 yr I
4000556682          0     SFR         2/28 6ML
4000556698          0     SFR         30 YR FIXED
4000556811          0     PUD         2/28 6ML with 5 yr I
4000556812          0     SFR         2/28 6ML
4000556848          0     SFR         2/28 6ML
4000556870          0     SFR         2/28 6ML
4000556921          0     SFR         2/28 6ML with 5 yr I
4000556953          0     SFR         2/28 6ML
4000556954          0     SFR         2/28 6ML
4000556981          0     SFR         2/28 6ML
4000557004          0     SFR         30 YR FIXED
4000557011          0     Condo >4    2/28 6ML with 5 yr I
4000557016          0     SFR         2/28 6ML
4000557041          0     SFR         1/29 6ML
4000557056          0     SFR         2/28 6ML
4000557077          0     2-4 Family  2/28 6ML
4000557105          0     PUD         2/28 6ML with 5 yr I
4000557117          0     SFR         2/28 6ML with 5 yr I
4000557137          0     SFR         2/28 6ML
4000557147          0     SFR         2/28 6ML with 5 yr I
4000557179          0     SFR         2/28 6ML
4000557192          0     SFR         2/28 6ML
4000557206          0     SFR         30 YR FIXED
4000557211          0     SFR         2/28 6ML
4000557248          0     SFR         2/28 6ML
4000557328          0     2-4 Family  30 YR FIXED
4000557332          0     SFR         30 YR FIXED
4000557345          0     SFR         2/28 6ML
4000557352          0     SFR         3/27 6ML
4000557372          0     SFR         3/27 6ML with 5 yr I
4000557396          0     SFR         30 YR FIXED
4000557442          0     SFR         2/28 6ML with 5 yr I
4000557476          0     SFR         2/28 6ML
4000557477          0     SFR         30 YR FIXED
4000557478          0     PUD         2/28 6ML with 5 yr I
4000557491          0     SFR         2/28 6ML
4000557492          0     SFR         2/28 6ML
4000557497          0     SFR         30 YR FIXED
4000557502          0     SFR         3/27 6ML
4000557505          0     SFR         3/27 6ML with 5 yr I
4000557522          0     SFR         3/27 6ML with 5 yr I
4000557523          0     SFR         2/28 6ML with 5 yr I
4000557532          0     SFR         2/28 6ML
4000557606          0     SFR         3/27 6ML
4000557620          0     SFR         3/27 6ML
4000557632          0     SFR         2/28 6ML
4000557652          0     PUD         3/27 6ML
4000557658          0     SFR         2/28 6ML
4000557677          0     SFR         2/28 6ML
4000557695          0     SFR         2/28 6ML
4000557708          0     PUD         2/28 6ML
4000557709          0     SFR         3/27 6ML
4000557730          0     SFR         3/27 6ML with 5 yr I
4000557746          0     SFR         2/28 6ML
4000557747          0     SFR         30 YR FIXED
4000557764          0     SFR         3/27 6ML
4000557766          0     SFR         30 YR FIXED
4000557782          0     SFR         2/28 6ML
4000557797          0     2-4 Family  2/28 6ML
4000557813          0     SFR         30 YR FIXED with 5 y
4000557824          0     SFR         2/28 6ML
4000557830          0     SFR         2/28 6ML
4000557832          0     2-4 Family  2/28 6ML with 5 yr I
4000557855          0     2-4 Family  2/28 6ML
4000557859          0     SFR         2/28 6ML with 5 yr I
4000557860          0     2-4 Family  2/28 6ML 30/40 BALLO
4000557863          0     2-4 Family  2/28 6ML with 5 yr I
4000557871          0     SFR         2/28 6ML
4000557920          0     SFR         2/28 6ML
4000557995          0     SFR         2/28 6ML
4000558015          0     SFR         30 YR FIXED
4000558055          0     SFR         2/28 6ML
4000558126          0     SFR         3/27 6ML
4000558159          0     SFR         2/28 6ML with 5 yr I
4000558177          0     SFR         2/28 6ML
4000558229          0     SFR         2/28 6ML
4000558239          0     Condo       2/28 6ML
4000558310          0     SFR         2/28 6ML with 5 yr I
4000558318          0     SFR         2/28 6ML
4000558358          0     SFR         2/28 6ML
4000558364          0     2-4 Family  2/28 6ML with 5 yr I
4000558538          0     SFR         2/28 6ML
4000558561          0     SFR         2/28 6ML
4000558581          0     SFR         2/28 6ML
4000558655          0     SFR         2/28 6ML
4000558710          0     SFR         2/28 6ML
4000558718          0     SFR         30 YR FIXED
4000558720          0     SFR         2/28 6ML
4000558744          0     SFR         30 YR FIXED
4000558802          0     SFR         30 YR FIXED
4000558812          0     SFR         2/28 6ML
4000558821          0     SFR         2/28 6ML with 5 yr I
4000558835          0     SFR         30 YR FIXED
4000558844          0     SFR         2/28 6ML
4000558850          0     SFR         2/28 6ML
4000558934          0     SFR         2/28 6ML
4000558944          0     SFR         3/27 6ML
4000558951          0     SFR         2/28 6ML with 5 yr I
4000558972          0     SFR         30 YR FIXED
4000558981          0     SFR         2/28 6ML
4000559011          0     SFR         2/28 6ML with 5 yr I
4000559030          0     SFR         2/28 6ML
4000559035          0     SFR         2/28 6ML with 5 yr I
4000559054          0     SFR         2/28 6ML
4000559074          0     SFR         30 YR FIXED
4000559080          0     SFR         30 YR FIXED
4000559096          0     SFR         3/27 6ML
4000559106          0     SFR         2/28 6ML
4000559129          0     SFR         3/27 6ML with 5 yr I
4000559160          0     SFR         2/28 6ML
4000559168          0     SFR         3/27 6ML
4000559169          0     SFR         30 YR FIXED
4000559175          0     SFR         3/27 6ML with 5 yr I
4000559184          0     SFR         2/28 6ML with 5 yr I
4000559188          0     SFR         2/28 6ML
4000559191          0     SFR         2/28 6ML
4000559227          0     Condo       1/29 6ML
4000559261          0     PUD         3/27 6ML
4000559284          0     PUD         2/28 6ML with 5 yr I
4000559285          0     SFR         2/28 6ML
4000559305          0     PUD         3/27 6ML
4000559314          0     Condo       2/28 6ML
4000559336          0     SFR         3/27 6ML
4000559339          0     2-4 Family  3/27 6ML
4000559355          0     SFR         30 YR FIXED
4000559380          0     SFR         3/27 6ML
4000559416          0     Condo       2/28 6ML with 5 yr I
4000559428          0     SFR         2/28 6ML
4000559532          0     SFR         3/27 6ML
4000559625          0     SFR         2/28 6ML
4000559628          0     SFR         30 YR FIXED
4000559646          0     PUD         2/28 6ML
4000559651          0     SFR         3/27 6ML with 5 yr I
4000559657          0     SFR         30 YR FIXED
4000559664          0     SFR         30 YR FIXED
4000559665          0     SFR         2/28 6ML with 5 yr I
4000559666          0     SFR         3/27 6ML
4000559669          0     PUD         3/27 6ML
4000559695          0     SFR         2/28 6ML
4000559703          0     2-4 Family  2/28 6ML
4000559724          0     SFR         2/28 6ML
4000559736          0     PUD         2/28 6ML
4000559777          0     SFR         30 YR FIXED
4000559787          0     SFR         2/28 6ML
4000559808          0     SFR         2/28 6ML with 5 yr I
4000559825          0     Condo       2/28 6ML
4000559828          0     SFR         2/28 6ML
4000559835          0     SFR         30 YR FIXED
4000559844          0     PUD         2/28 6ML
4000559846          0     SFR         2/28 6ML
4000559869          0     Condo       2/28 6ML
4000559893          0     SFR         2/28 6ML
4000559908          0     SFR         3/27 6ML
4000559929          0     SFR         2/28 6ML with 5 yr I
4000559959          0     Condo       2/28 6ML
4000559979          0     SFR         2/28 6ML with 5 yr I
4000559986          0     SFR         3/27 6ML
4000560047          0     2-4 Family  2/28 6ML
4000560053          0     PUD         2/28 6ML
4000560054          0     Condo       2/28 6ML with 5 yr I
4000560065          0     PUD         2/28 6ML with 5 yr I
4000560086          0     SFR         30 YR FIXED
4000560104          0     SFR         2/28 6ML
4000560133          0     SFR         2/28 6ML with 5 yr I
4000560169          0     SFR         3/27 6ML with 5 yr I
4000560173          0     SFR         2/28 6ML
4000560176          0     SFR         2/28 6ML
4000560182          0     SFR         3/27 6ML
4000560243          0     SFR         2/28 6ML
4000560251          0     Condo >4    2/28 6ML with 5 yr I
4000560269          0     SFR         2/28 6ML
4000560275          0     SFR         30 YR FIXED
4000560288          0     SFR         2/28 6ML
4000560323          0     SFR         30 YR FIXED
4000560330          0     SFR         2/28 6ML
4000560363          0     SFR         2/28 6ML
4000560366          0     SFR         2/28 6ML
4000560376          0     Condo       2/28 6ML with 5 yr I
4000560391          0     SFR         30 YR FIXED
4000560393          0     SFR         2/28 6ML
4000560417          0     SFR         2/28 6ML with 5 yr I
4000560473          0     SFR         2/28 6ML
4000560478          0     SFR         2/28 6ML
4000560496          0     SFR         2/28 6ML with 5 yr I
4000560498          0     SFR         2/28 6ML
4000560506          0     SFR         2/28 6ML
4000560552          0     SFR         2/28 6ML
4000560576          0     SFR         30 YR FIXED
4000560597          0     SFR         3/27 6ML
4000560618          0     SFR         30 YR FIXED
4000560625          0     SFR         3/27 6ML with 5 yr I
4000560637          0     SFR         30 YR FIXED
4000560638          0     SFR         2/28 6ML with 5 yr I
4000560709          0     SFR         2/28 6ML
4000560724          0     SFR         2/28 6ML with 5 yr I
4000560743          0     SFR         3/27 6ML
4000560751          0     SFR         2/28 6ML
4000560769          0     SFR         30 YR FIXED
4000560776          0     SFR         30 YR FIXED
4000560777          0     SFR         3/27 6ML
4000560822          0     SFR         2/28 6ML
4000560829          0     SFR         2/28 6ML
4000560893          0     SFR         30 YR FIXED
4000560898          0     SFR         30 YR FIXED
4000560911          0     SFR         2/28 6ML
4000560912          0     SFR         3/27 6ML
4000560930          0     SFR         2/28 6ML
4000560932          0     SFR         3/27 6ML
4000560949          0     SFR         2/28 6ML
4000560956          0     SFR         2/28 6ML with 5 yr I
4000560983          0     SFR         2/28 6ML
4000560987          0     SFR         3/27 6ML
4000561007          0     SFR         3/27 6ML
4000561020          0     SFR         2/28 6ML
4000561052          0     SFR         30 YR FIXED with 5 y
4000561064          0     Condo       2/28 6ML with 5 yr I
4000561090          0     SFR         3/27 6ML
4000561094          0     SFR         30 YR FIXED
4000561110          0     Condo       2/28 6ML with 5 yr I
4000561126          0     SFR         30 YR FIXED
4000561203          0     PUD         2/28 6ML
4000561207          0     SFR         2/28 6ML with 5 yr I
4000561245          0     2-4 Family  3/27 6ML
4000561253          0     SFR         3/27 6ML
4000561255          0     SFR         30 YR FIXED
4000561256          0     2-4 Family  3/27 6ML
4000561257          0     SFR         2/28 6ML
4000561263          0     SFR         2/28 6ML
4000561275          0     SFR         30 YR FIXED
4000561281          0     SFR         2/28 6ML
4000561294          0     SFR         30 YR FIXED
4000561296          0     SFR         30 YR FIXED
4000561302          0     PUD         3/27 6ML
4000561317          0     SFR         2/28 6ML
4000561326          0     SFR         2/28 6ML
4000561341          0     SFR         2/28 6ML
4000561440          0     SFR         2/28 6ML
4000561441          0     SFR         2/28 6ML
4000561486          0     SFR         2/28 6ML
4000561487          0     SFR         30 YR FIXED
4000561508          0     SFR         3/27 6ML
4000561520          0     Condo       2/28 6ML
4000561533          0     SFR         2/28 6ML
4000561534          0     SFR         2/28 6ML with 5 yr I
4000561542          0     SFR         30 YR FIXED
4000561559          0     Condo       2/28 6ML
4000561561          0     SFR         3/27 6ML
4000561576          0     SFR         2/28 6ML with 5 yr I
4000561585          0     PUD         2/28 6ML with 5 yr I
4000561608          0     SFR         30 YR FIXED
4000561613          0     PUD         2/28 6ML with 5 yr I
4000561632          0     SFR         30 YR FIXED
4000561634          0     SFR         2/28 6ML
4000561677          0     SFR         3/27 6ML with 5 yr I
4000561718          0     PUD         3/27 6ML
4000561745          0     SFR         15 YR FIXED
4000561781          0     Condo       2/28 6ML
4000561793          0     SFR         2/28 6ML
4000561829          0     SFR         2/28 6ML
4000561865          0     SFR         2/28 6ML with 5 yr I
4000561884          0     SFR         2/28 6ML with 5 yr I
4000561899          0     SFR         30 YR FIXED
4000561946          0     SFR         2/28 6ML
4000561952          0     SFR         3/27 6ML
4000561959          0     SFR         3/27 6ML
4000562009          0     SFR         2/28 6ML
4000562046          0     PUD         2/28 6ML with 5 yr I
4000562055          0     SFR         2/28 6ML
4000562068          0     SFR         2/28 6ML
4000562095          0     SFR         30 YR FIXED
4000562096          0     SFR         30 YR FIXED
4000562137          0     SFR         2/28 6ML
4000562208          0     SFR         2/28 6ML
4000562237          0     SFR         2/28 6ML with 5 yr I
4000562252          0     SFR         2/28 6ML
4000562303          0     SFR         3/27 6ML
4000562308          0     SFR         30 YR FIXED
4000562347          0     SFR         2/28 6ML
4000562414          0     SFR         2/28 6ML
4000562422          0     SFR         30 YR FIXED
4000562478          0     SFR         2/28 6ML with 5 yr I
4000562480          0     SFR         30 YR FIXED
4000562493          0     SFR         30 YR FIXED
4000562496          0     2-4 Family  2/28 6ML
4000562511          0     SFR         30 YR FIXED
4000562514          0     SFR         30 YR FIXED
4000562515          0     SFR         2/28 6ML
4000562522          0     SFR         30 YR FIXED
4000562541          0     SFR         30 YR FIXED
4000562545          0     SFR         2/28 6ML
4000562584          0     SFR         2/28 6ML
4000562589          0     Condo       2/28 6ML with 5 yr I
4000562599          0     SFR         2/28 6ML
4000562622          0     SFR         30 YR FIXED
4000562666          0     SFR         2/28 6ML
4000562674          0     Condo       2/28 6ML with 5 yr I
4000562679          0     SFR         2/28 6ML with 5 yr I
4000562703          0     Condo       2/28 6ML with 5 yr I
4000562716          0     Condo       5/25 6ML
4000562784          0     SFR         2/28 6ML
4000562799          0     SFR         2/28 6ML
4000562810          0     SFR         2/28 6ML
4000562827          0     SFR         2/28 6ML with 5 yr I
4000562828          0     Condo       2/28 6ML with 5 yr I
4000562838          0     SFR         2/28 6ML
4000562842          0     SFR         3/27 6ML
4000562849          0     SFR         30 YR FIXED
4000562862          0     2-4 Family  3/27 6ML
4000562873          0     SFR         2/28 6ML
4000562882          0     SFR         30 YR FIXED
4000562883          0     SFR         3/27 6ML with 5 yr I
4000562884          0     SFR         30 YR FIXED
4000562889          0     SFR         30 YR FIXED
4000562903          0     SFR         2/28 6ML with 5 yr I
4000562904          0     PUD         2/28 6ML with 5 yr I
4000562910          0     SFR         3/27 6ML
4000562911          0     SFR         2/28 6ML
4000562925          0     SFR         3/27 6ML
4000562970          0     SFR         3/27 6ML
4000563008          0     SFR         2/28 6ML
4000563046          0     2-4 Family  30 YR FIXED
4000563049          0     SFR         3/27 6ML with 5 yr I
4000563061          0     SFR         3/27 6ML with 5 yr I
4000563066          0     SFR         3/27 6ML
4000563068          0     PUD         3/27 6ML with 5 yr I
4000563081          0     PUD         3/27 6ML with 5 yr I
4000563101          0     2-4 Family  2/28 6ML with 5 yr I
4000563132          0     SFR         2/28 6ML with 5 yr I
4000563133          0     SFR         30 YR FIXED with 5 y
4000563155          0     2-4 Family  30 YR FIXED
4000563160          0     2-4 Family  2/28 6ML
4000563165          0     Condo       2/28 6ML with 5 yr I
4000563186          0     SFR         2/28 6ML
4000563209          0     SFR         30 YR FIXED
4000563222          0     SFR         2/28 6ML with 5 yr I
4000563251          0     SFR         30 YR FIXED
4000563253          0     SFR         2/28 6ML
4000563254          0     SFR         30 YR FIXED
4000563312          0     SFR         30 YR FIXED
4000563313          0     SFR         2/28 6ML
4000563328          0     SFR         2/28 6ML with 5 yr I
4000563373          0     SFR         2/28 6ML
4000563399          0     SFR         2/28 6ML
4000563426          0     SFR         2/28 6ML
4000563451          0     SFR         30 YR FIXED
4000563504          0     SFR         2/28 6ML
4000563512          0     SFR         2/28 6ML
4000563519          0     SFR         2/28 6ML
4000563577          0     2-4 Family  2/28 6ML
4000563589          0     SFR         3/27 6ML
4000563636          0     SFR         2/28 6ML
4000563679          0     SFR         2/28 6ML
4000563713          0     PUD         30 YR FIXED
4000563718          0     PUD         2/28 6ML
4000563719          0     SFR         2/28 6ML
4000563741          0     SFR         30 YR FIXED
4000563745          0     SFR         2/28 6ML
4000563746          0     SFR         2/28 6ML
4000563757          0     Condo       2/28 6ML
4000563768          0     SFR         30 YR FIXED
4000563778          0     SFR         2/28 6ML
4000563793          0     SFR         2/28 6ML
4000563794          0     SFR         2/28 6ML
4000563818          0     SFR         2/28 6ML
4000563834          0     SFR         2/28 6ML
4000563838          0     SFR         2/28 6ML
4000563839          0     SFR         2/28 6ML with 5 yr I
4000563841          0     SFR         2/28 6ML
4000563881          0     SFR         2/28 6ML
4000563919          0     SFR         2/28 6ML
4000564102          0     SFR         2/28 6ML
4000564105          0     SFR         2/28 6ML
4000564110          0     Condo       30 YR FIXED
4000564129          0     SFR         3/27 6ML with 5 yr I
4000564138          0     SFR         2/28 6ML
4000564140          0     PUD         3/27 6ML
4000564147          0     PUD         2/28 6ML
4000564155          0     PUD         2/28 6ML
4000564162          0     SFR         3/27 6ML with 5 yr I
4000564182          0     SFR         2/28 6ML
4000564183          0     SFR         2/28 6ML 30/40 BALLO
4000564194          0     SFR         15 YR FIXED
4000564251          0     SFR         30 YR FIXED
4000564285          0     SFR         2/28 6ML
4000564354          0     SFR         2/28 6ML with 5 yr I
4000564379          0     SFR         2/28 6ML
4000564402          0     SFR         3/27 6ML
4000564425          0     SFR         3/27 6ML
4000564426          0     SFR         2/28 6ML
4000564427          0     SFR         2/28 6ML
4000564452          0     SFR         2/28 6ML
4000564457          0     SFR         2/28 6ML
4000564545          0     Condo       2/28 6ML
4000564553          0     SFR         3/27 6ML
4000564560          0     SFR         2/28 6ML with 5 yr I
4000564584          0     SFR         3/27 6ML with 5 yr I
4000564632          0     SFR         2/28 6ML with 5 yr I
4000564642          0     SFR         30 YR FIXED
4000564650          0     SFR         3/27 6ML
4000564652          0     PUD         2/28 6ML
4000564681          0     SFR         2/28 6ML
4000564687          0     Condo       2/28 6ML with 5 yr I
4000564695          0     SFR         2/28 6ML with 5 yr I
4000564761          0     SFR         3/27 6ML
4000564812          0     SFR         5/25 6ML
4000564860          0     Condo       2/28 6ML
4000564862          0     SFR         2/28 6ML with 5 yr I
4000564863          0     SFR         2/28 6ML
4000564902          0     PUD         30 YR FIXED
4000564906          0     SFR         2/28 6ML
4000564912          0     SFR         2/28 6ML with 5 yr I
4000564922          0     SFR         2/28 6ML
4000564939          0     SFR         2/28 6ML
4000565032          0     SFR         2/28 6ML
4000565046          0     SFR         2/28 6ML
4000565056          0     SFR         2/28 6ML
4000565072          0     SFR         3/27 6ML with 5 yr I
4000565087          0     SFR         30 YR FIXED
4000565088          0     SFR         2/28 6ML
4000565089          0     SFR         3/27 6ML
4000565103          0     SFR         30 YR FIXED
4000565144          0     SFR         2/28 6ML
4000565152          0     SFR         2/28 6ML
4000565184          0     SFR         2/28 6ML
4000565187          0     SFR         2/28 6ML
4000565255          0     SFR         2/28 6ML
4000565266          0     SFR         2/28 6ML
4000565380          0     2-4 Family  2/28 6ML
4000565521          0     SFR         30 YR FIXED
4000565535          0     SFR         2/28 6ML 30/40 BALLO
4000565555          0     SFR         2/28 6ML
4000565617          0     SFR         3/27 6ML with 5 yr I
4000565630          0     SFR         2/28 6ML
4000565643          0     SFR         2/28 6ML
4000565647          0     SFR         2/28 6ML
4000565658          0     SFR         2/28 6ML
4000565691          0     SFR         15/30 BALLOON
4000565709          0     PUD         3/27 6ML with 5 yr I
4000565741          0     SFR         30 YR FIXED
4000565747          0     SFR         2/28 6ML
4000565771          0     SFR         2/28 6ML with 5 yr I
4000565779          0     2-4 Family  3/27 6ML
4000565799          0     SFR         2/28 6ML
4000565912          0     SFR         2/28 6ML
4000565978          0     SFR         30 YR FIXED
4000565983          0     SFR         2/28 6ML
4000566005          0     SFR         2/28 6ML
4000566006          0     SFR         30 YR FIXED
4000566009          0     SFR         2/28 6ML
4000566013          0     SFR         3/27 6ML
4000566106          0     SFR         2/28 6ML with 5 yr I
4000566148          0     SFR         2/28 6ML
4000566162          0     SFR         2/28 6ML
4000566167          0     SFR         3/27 6ML
4000566177          0     SFR         3/27 6ML
4000566178          0     SFR         2/28 6ML
4000566182          0     SFR         30 YR FIXED
4000566183          0     SFR         3/27 6ML
4000566188          0     Condo       30 YR FIXED
4000566224          0     SFR         30 YR FIXED
4000566234          0     PUD         3/27 6ML with 5 yr I
4000566238          0     PUD         2/28 6ML
4000566253          0     SFR         3/27 6ML
4000566254          0     2-4 Family  2/28 6ML
4000566275          0     SFR         3/27 6ML
4000566307          0     SFR         30 YR FIXED
4000566308          0     PUD         2/28 6ML
4000566330          0     SFR         2/28 6ML
4000566359          0     SFR         2/28 6ML
4000566381          0     SFR         30 YR FIXED
4000566394          0     SFR         2/28 6ML
4000566420          0     SFR         2/28 6ML
4000566424          0     SFR         2/28 6ML
4000566466          0     SFR         2/28 6ML with 5 yr I
4000566467          0     SFR         3/27 6ML
4000566488          0     SFR         2/28 6ML
4000566512          0     SFR         2/28 6ML
4000566559          0     SFR         30 YR FIXED
4000566612          0     SFR         3/27 6ML
4000566669          0     Condo       2/28 6ML
4000566680          0     SFR         2/28 6ML
4000566715          0     SFR         2/28 6ML
4000566745          0     SFR         2/28 6ML
4000566771          0     SFR         2/28 6ML
4000566775          0     SFR         2/28 6ML with 5 yr I
4000566788          0     PUD         2/28 6ML
4000566794          0     SFR         2/28 6ML with 5 yr I
4000566800          0     SFR         2/28 6ML
4000566827          0     SFR         2/28 6ML
4000566851          0     SFR         3/27 6ML
4000566889          0     SFR         2/28 6ML
4000566896          0     SFR         2/28 6ML
4000566905          0     SFR         2/28 6ML with 5 yr I
4000566923          0     SFR         30 YR FIXED
4000566935          0     SFR         2/28 6ML
4000566962          0     SFR         2/28 6ML
4000567040          0     SFR         2/28 6ML with 5 yr I
4000567044          0     SFR         3/27 6ML
4000567108          0     SFR         2/28 6ML with 5 yr I
4000567146          0     SFR         2/28 6ML with 5 yr I
4000567149          0     SFR         2/28 6ML
4000567151          0     SFR         2/28 6ML
4000567186          0     SFR         2/28 6ML
4000567197          0     SFR         2/28 6ML
4000567199          0     Condo       2/28 6ML
4000567201          0     SFR         2/28 6ML with 5 yr I
4000567233          0     SFR         3/27 6ML
4000567246          0     Condo       2/28 6ML with 5 yr I
4000567278          0     SFR         30 YR FIXED
4000567280          0     SFR         2/28 6ML
4000567287          0     SFR         2/28 6ML
4000567289          0     SFR         30 YR FIXED
4000567297          0     SFR         3/27 6ML
4000567314          0     SFR         3/27 6ML
4000567316          0     SFR         2/28 6ML
4000567317          0     SFR         30 YR FIXED with 5 y
4000567328          0     SFR         2/28 6ML
4000567329          0     SFR         30 YR FIXED
4000567399          0     SFR         2/28 6ML with 5 yr I
4000567436          0     SFR         2/28 6ML
4000567475          0     SFR         2/28 6ML
4000567476          0     SFR         2/28 6ML
4000567489          0     SFR         2/28 6ML
4000567490          0     SFR         2/28 6ML
4000567499          0     SFR         30 YR FIXED
4000567510          0     SFR         2/28 6ML
4000567538          0     PUD         2/28 6ML with 5 yr I
4000567541          0     SFR         2/28 6ML
4000567558          0     SFR         3/27 6ML
4000567595          0     SFR         2/28 6ML
4000567596          0     SFR         30 YR FIXED
4000567602          0     SFR         3/27 6ML
4000567603          0     SFR         2/28 6ML
4000567653          0     SFR         2/28 6ML
4000567664          0     PUD         2/28 6ML with 5 yr I
4000567726          0     SFR         2/28 6ML with 5 yr I
4000567753          0     SFR         3/27 6ML with 5 yr I
4000567766          0     SFR         30 YR FIXED
4000567773          0     2-4 Family  2/28 6ML
4000567797          0     SFR         30 YR FIXED
4000567815          0     SFR         3/27 6ML
4000567822          0     SFR         2/28 6ML
4000567845          0     SFR         30 YR FIXED
4000567857          0     SFR         2/28 6ML with 5 yr I
4000567871          0     SFR         2/28 6ML
4000567874          0     PUD         3/27 6ML
4000567897          0     SFR         2/28 6ML
4000567898          0     SFR         2/28 6ML
4000567906          0     PUD         3/27 6ML
4000567957          0     PUD         2/28 6ML with 5 yr I
4000568042          0     SFR         2/28 6ML
4000568058          0     SFR         2/28 6ML
4000568060          0     PUD         2/28 6ML with 5 yr I
4000568067          0     SFR         2/28 6ML
4000568087          0     SFR         2/28 6ML with 5 yr I
4000568091          0     SFR         2/28 6ML
4000568094          0     PUD         2/28 6ML
4000568098          0     SFR         2/28 6ML
4000568120          0     Condo >4    3/27 6ML
4000568144          0     SFR         3/27 6ML
4000568236          0     PUD         3/27 6ML with 5 yr I
4000568240          0     SFR         2/28 6ML
4000568274          0     SFR         30 YR FIXED
4000568282          0     SFR         3/27 6ML
4000568286          0     SFR         30 YR FIXED
4000568295          0     SFR         2/28 6ML
4000568301          0     SFR         2/28 6ML
4000568306          0     SFR         3/27 6ML
4000568316          0     SFR         2/28 6ML
4000568336          0     SFR         2/28 6ML
4000568373          0     SFR         5/25 6ML
4000568411          0     SFR         3/27 6ML
4000568421          0     SFR         3/27 6ML
4000568508          0     2-4 Family  2/28 6ML
4000568522          0     SFR         30 YR FIXED
4000568526          0     SFR         3/27 6ML
4000568553          0     SFR         2/28 6ML
4000568571          0     SFR         2/28 6ML with 5 yr I
4000568583          0     2-4 Family  2/28 6ML
4000568618          0     SFR         3/27 6ML
4000568715          0     SFR         30 YR FIXED
4000568741          0     SFR         30 YR FIXED
4000568767          0     SFR         2/28 6ML
4000568869          0     SFR         2/28 6ML with 5 yr I
4000568877          0     PUD         2/28 6ML
4000568886          0     SFR         2/28 6ML
4000568900          0     SFR         2/28 6ML
4000568960          0     SFR         2/28 6ML with 5 yr I
4000569073          0     SFR         2/28 6ML
4000569077          0     PUD         3/27 6ML
4000569078          0     SFR         3/27 6ML
4000569081          0     SFR         2/28 6ML
4000569093          0     SFR         30 YR FIXED
4000569094          0     SFR         2/28 6ML with 5 yr I
4000569125          0     Condo       3/27 6ML
4000569135          0     PUD         3/27 6ML
4000569180          0     PUD         3/27 6ML
4000569237          0     SFR         2/28 6ML
4000569249          0     SFR         3/27 6ML
4000569250          0     SFR         3/27 6ML with 5 yr I
4000569344          0     SFR         2/28 6ML
4000569352          0     SFR         30 YR FIXED
4000569356          0     SFR         2/28 6ML
4000569366          0     2-4 Family  3/27 6ML
4000569368          0     SFR         2/28 6ML
4000569374          0     SFR         2/28 6ML with 5 yr I
4000569378          0     SFR         2/28 6ML
4000569390          0     SFR         3/27 6ML
4000569405          0     SFR         2/28 6ML
4000569416          0     SFR         3/27 6ML
4000569426          0     SFR         30 YR FIXED
4000569429          0     SFR         5/25 6ML
4000569486          0     SFR         3/27 6ML
4000569489          0     PUD         30 YR FIXED
4000569507          0     SFR         3/27 6ML with 5 yr I
4000569508          0     SFR         2/28 6ML with 5 yr I
4000569521          0     SFR         30 YR FIXED
4000569558          0     SFR         2/28 6ML with 5 yr I
4000569576          0     PUD         2/28 6ML
4000569587          0     SFR         2/28 6ML with 5 yr I
4000569636          0     SFR         2/28 6ML
4000569640          0     SFR         2/28 6ML
4000569649          0     SFR         3/27 6ML
4000569666          0     SFR         2/28 6ML with 5 yr I
4000569679          0     SFR         2/28 6ML
4000569721          0     SFR         2/28 6ML
4000569722          0     Condo       2/28 6ML
4000569791          0     SFR         2/28 6ML
4000569806          0     SFR         3/27 6ML
4000569814          0     Condo       2/28 6ML
4000569853          0     SFR         2/28 6ML
4000569872          0     SFR         2/28 6ML
4000569917          0     SFR         3/27 6ML
4000569961          0     SFR         2/28 6ML
4000569993          0     SFR         2/28 6ML
4000570029          0     SFR         2/28 6ML 30/40 BALLO
4000570045          0     SFR         2/28 6ML
4000570079          0     SFR         30 YR FIXED
4000570099          0     SFR         30 YR FIXED
4000570126          0     SFR         2/28 6ML
4000570189          0     PUD         5/25 6ML with 5 yr I
4000570204          0     SFR         2/28 6ML
4000570224          0     SFR         2/28 6ML
4000570257          0     SFR         30 YR FIXED
4000570401          0     SFR         2/28 6ML with 5 yr I
4000570420          0     SFR         2/28 6ML
4000570478          0     SFR         3/27 6ML with 5 yr I
4000570479          0     SFR         2/28 6ML
4000570485          0     Condo       3/27 6ML
4000570495          0     SFR         3/27 6ML with 5 yr I
4000570509          0     PUD         3/27 6ML
4000570659          0     SFR         30 YR FIXED
4000570660          0     SFR         2/28 6ML
4000570668          0     SFR         3/27 6ML
4000570673          0     SFR         2/28 6ML
4000570678          0     2-4 Family  3/27 6ML
4000570706          0     SFR         2/28 6ML
4000570712          0     SFR         2/28 6ML
4000570735          0     SFR         3/27 6ML with 5 yr I
4000570737          0     SFR         3/27 6ML
4000570740          0     SFR         3/27 6ML
4000570762          0     SFR         3/27 6ML with 5 yr I
4000570771          0     SFR         15 YR FIXED
4000570791          0     SFR         2/28 6ML with 5 yr I
4000570793          0     SFR         2/28 6ML
4000570798          0     SFR         30 YR FIXED
4000570806          0     SFR         3/27 6ML
4000570815          0     SFR         2/28 6ML
4000570822          0     SFR         3/27 6ML
4000570828          0     SFR         2/28 6ML with 5 yr I
4000570837          0     SFR         3/27 6ML
4000570841          0     Condo       3/27 6ML
4000570843          0     SFR         30 YR FIXED
4000570853          0     SFR         30 YR FIXED
4000570854          0     SFR         2/28 6ML
4000570897          0     SFR         3/27 6ML
4000570913          0     PUD         30 YR FIXED
4000570921          0     SFR         3/27 6ML
4000570933          0     SFR         2/28 6ML
4000570935          0     SFR         3/27 6ML
4000570957          0     PUD         3/27 6ML with 5 yr I
4000571032          0     SFR         2/28 6ML
4000571037          0     SFR         2/28 6ML with 5 yr I
4000571038          0     SFR         2/28 6ML with 5 yr I
4000571056          0     SFR         30 YR FIXED
4000571079          0     PUD         2/28 6ML
4000571121          0     SFR         2/28 6ML
4000571134          0     SFR         2/28 6ML
4000571140          0     SFR         2/28 6ML with 5 yr I
4000571147          0     SFR         2/28 6ML with 5 yr I
4000571155          0     SFR         30 YR FIXED
4000571156          0     SFR         2/28 6ML
4000571223          0     PUD         3/27 6ML
4000571275          0     SFR         30 YR FIXED with 5 y
4000571280          0     SFR         3/27 6ML
4000571290          0     SFR         30 YR FIXED
4000571318          0     SFR         3/27 6ML
4000571334          0     Condo       2/28 6ML
4000571393          0     SFR         2/28 6ML
4000571407          0     SFR         30 YR FIXED
4000571434          0     SFR         30 YR FIXED
4000571442          0     SFR         2/28 6ML
4000571456          0     SFR         2/28 6ML
4000571475          0     SFR         2/28 6ML
4000571486          0     SFR         2/28 6ML
4000571496          0     SFR         2/28 6ML with 5 yr I
4000571515          0     SFR         2/28 6ML
4000571568          0     PUD         2/28 6ML with 5 yr I
4000571630          0     SFR         2/28 6ML
4000571633          0     SFR         2/28 6ML
4000571634          0     PUD         3/27 6ML
4000571647          0     2-4 Family  2/28 6ML with 5 yr I
4000571721          0     SFR         2/28 6ML
4000571742          0     SFR         2/28 6ML
4000571757          0     SFR         2/28 6ML
4000571828          0     Condo       2/28 6ML with 5 yr I
4000571870          0     PUD         2/28 6ML
4000571879          0     SFR         2/28 6ML with 5 yr I
4000571916          0     SFR         30 YR FIXED
4000571923          0     SFR         2/28 6ML
4000571937          0     SFR         2/28 6ML
4000571973          0     SFR         2/28 6ML
4000572028          0     SFR         30 YR FIXED
4000572092          0     SFR         2/28 6ML
4000572093          0     SFR         2/28 6ML
4000572110          0     SFR         2/28 6ML with 5 yr I
4000572128          0     SFR         2/28 6ML
4000572163          0     SFR         2/28 6ML with 5 yr I
4000572203          0     SFR         2/28 6ML
4000572220          0     SFR         2/28 6ML
4000572222          0     SFR         2/28 6ML
4000572259          0     SFR         2/28 6ML
4000572264          0     SFR         2/28 6ML
4000572271          0     SFR         2/28 6ML
4000572284          0     SFR         2/28 6ML with 5 yr I
4000572298          0     SFR         2/28 6ML
4000572311          0     SFR         30 YR FIXED
4000572315          0     SFR         3/27 6ML with 5 yr I
4000572320          0     PUD         3/27 6ML
4000572340          0     PUD         30 YR FIXED
4000572341          0     SFR         30 YR FIXED
4000572347          0     SFR         15 YR FIXED
4000572349          0     PUD         3/27 6ML with 5 yr I
4000572397          0     SFR         3/27 6ML
4000572415          0     SFR         3/27 6ML
4000572461          0     PUD         2/28 6ML
4000572507          0     SFR         30 YR FIXED with 5 y
4000572532          0     SFR         2/28 6ML with 5 yr I
4000572565          0     SFR         2/28 6ML
4000572650          0     SFR         2/28 6ML with 5 yr I
4000572662          0     SFR         2/28 6ML
4000572666          0     SFR         2/28 6ML with 5 yr I
4000572669          0     SFR         2/28 6ML
4000572680          0     SFR         2/28 6ML
4000572696          0     SFR         3/27 6ML with 5 yr I
4000572724          0     SFR         2/28 6ML with 5 yr I
4000572781          0     SFR         2/28 6ML
4000572796          0     SFR         2/28 6ML
4000572798          0     PUD         2/28 6ML with 5 yr I
4000572800          0     SFR         3/27 6ML with 5 yr I
4000572834          0     SFR         3/27 6ML
4000572835          0     SFR         30 YR FIXED
4000572849          0     SFR         30 YR FIXED
4000572880          0     SFR         2/28 6ML
4000572909          0     SFR         2/28 6ML
4000572991          0     SFR         2/28 6ML
4000573047          0     SFR         30 YR FIXED
4000573048          0     SFR         2/28 6ML
4000573049          0     SFR         3/27 6ML
4000573050          0     SFR         2/28 6ML with 5 yr I
4000573262          0     SFR         3/27 6ML
4000573266          0     PUD         2/28 6ML
4000573302          0     SFR         2/28 6ML
4000573315          0     SFR         2/28 6ML
4000573375          0     SFR         2/28 6ML
4000573385          0     SFR         3/27 6ML with 5 yr I
4000573403          0     PUD         30 YR FIXED
4000573461          0     SFR         30 YR FIXED
4000573466          0     SFR         2/28 6ML
4000573520          0     SFR         3/27 6ML
4000573524          0     SFR         2/28 6ML
4000573533          0     SFR         30 YR FIXED with 5 y
4000573544          0     SFR         3/27 6ML
4000573561          0     SFR         30 YR FIXED
4000573596          0     SFR         30 YR FIXED
4000573737          0     SFR         2/28 6ML
4000573751          0     SFR         30 YR FIXED
4000573753          0     SFR         30 YR FIXED
4000573758          0     SFR         3/27 6ML
4000573791          0     SFR         2/28 6ML
4000573860          0     SFR         2/28 6ML
4000573900          0     SFR         2/28 6ML
4000573903          0     SFR         2/28 6ML
4000573941          0     SFR         30 YR FIXED
4000573997          0     SFR         30 YR FIXED
4000574061          0     SFR         2/28 6ML
4000574092          0     PUD         2/28 6ML with 5 yr I
4000574099          0     PUD         2/28 6ML
4000574117          0     SFR         2/28 6ML
4000574132          0     SFR         2/28 6ML with 5 yr I
4000574178          0     SFR         2/28 6ML
4000574191          0     PUD         3/27 6ML
4000574208          0     SFR         2/28 6ML
4000574232          0     SFR         2/28 6ML
4000574392          0     SFR         2/28 6ML
4000574423          0     SFR         30 YR FIXED
4000574460          0     Condo       2/28 6ML with 5 yr I
4000574481          0     SFR         2/28 6ML with 5 yr I
4000574485          0     SFR         2/28 6ML with 5 yr I
4000574488          0     SFR         30 YR FIXED
4000574514          0     SFR         2/28 6ML with 5 yr I
4000574533          0     SFR         2/28 6ML
4000574599          0     SFR         30 YR FIXED
4000574612          0     2-4 Family  2/28 6ML
4000574729          0     SFR         30 YR FIXED
4000574737          0     SFR         30 YR FIXED
4000574741          0     SFR         30 YR FIXED with 5 y
4000574827          0     SFR         15 YR FIXED
4000574882          0     PUD         2/28 6ML with 5 yr I
4000574893          0     SFR         2/28 6ML with 5 yr I
4000574925          0     SFR         30 YR FIXED
4000574933          0     SFR         3/27 6ML
4000574943          0     SFR         3/27 6ML
4000574968          0     SFR         2/28 6ML
4000574977          0     SFR         2/28 6ML with 5 yr I
4000574986          0     SFR         2/28 6ML
4000574993          0     SFR         2/28 6ML
4000575002          0     Condo       2/28 6ML with 5 yr I
4000575015          0     SFR         2/28 6ML
4000575039          0     SFR         2/28 6ML
4000575059          0     2-4 Family  2/28 6ML
4000575072          0     SFR         2/28 6ML
4000575111          0     SFR         30 YR FIXED
4000575141          0     SFR         2/28 6ML with 5 yr I
4000575151          0     SFR         2/28 6ML
4000575203          0     SFR         3/27 6ML
4000575229          0     SFR         2/28 6ML
4000575230          0     Condo       3/27 6ML with 5 yr I
4000575239          0     SFR         3/27 6ML
4000575267          0     PUD         2/28 6ML with 5 yr I
4000575281          0     Condo       2/28 6ML
4000575289          0     SFR         2/28 6ML
4000575293          0     SFR         3/27 6ML
4000575322          0     SFR         3/27 6ML
4000575329          0     SFR         30 YR FIXED
4000575351          0     SFR         2/28 6ML 30/40 BALLO
4000575366          0     PUD         30 YR FIXED
4000575374          0     PUD         3/27 6ML
4000575384          0     SFR         2/28 6ML
4000575425          0     SFR         3/27 6ML
4000575427          0     SFR         30 YR FIXED
4000575447          0     SFR         30 YR FIXED
4000575454          0     SFR         2/28 6ML
4000575456          0     SFR         2/28 6ML
4000575477          0     SFR         2/28 6ML
4000575494          0     SFR         2/28 6ML
4000575503          0     SFR         3/27 6ML with 5 yr I
4000575504          0     PUD         2/28 6ML
4000575512          0     SFR         2/28 6ML
4000575544          0     SFR         2/28 6ML with 5 yr I
4000575553          0     SFR         30 YR FIXED
4000575619          0     SFR         2/28 6ML
4000575624          0     SFR         2/28 6ML
4000575667          0     SFR         3/27 6ML
4000575693          0     2-4 Family  2/28 6ML
4000575727          0     SFR         3/27 6ML
4000575739          0     Condo       2/28 6ML
4000575750          0     SFR         2/28 6ML
4000575781          0     SFR         2/28 6ML
4000575790          0     SFR         2/28 6ML
4000575803          0     SFR         3/27 6ML with 5 yr I
4000575818          0     SFR         30 YR FIXED
4000575869          0     Condo       2/28 6ML with 5 yr I
4000575914          0     PUD         30 YR FIXED
4000576008          0     SFR         3/27 6ML
4000576035          0     PUD         30 YR FIXED
4000576043          0     SFR         2/28 6ML with 5 yr I
4000576075          0     SFR         2/28 6ML
4000576101          0     SFR         30 YR FIXED with 5 y
4000576132          0     SFR         2/28 6ML
4000576148          0     PUD         3/27 6ML
4000576186          0     2-4 Family  2/28 6ML with 5 yr I
4000576196          0     SFR         2/28 6ML
4000576233          0     SFR         30 YR FIXED
4000576311          0     SFR         2/28 6ML
4000576339          0     PUD         3/27 6ML with 5 yr I
4000576367          0     PUD         3/27 6ML with 5 yr I
4000576403          0     SFR         2/28 6ML
4000576410          0     SFR         2/28 6ML
4000576424          0     SFR         3/27 6ML
4000576429          0     SFR         30 YR FIXED
4000576445          0     PUD         3/27 6ML with 5 yr I
4000576446          0     SFR         2/28 6ML
4000576457          0     Condo       3/27 6ML
4000576459          0     SFR         3/27 6ML
4000576461          0     SFR         3/27 6ML with 5 yr I
4000576465          0     SFR         2/28 6ML
4000576480          0     SFR         2/28 6ML with 5 yr I
4000576487          0     SFR         2/28 6ML
4000576531          0     SFR         3/27 6ML
4000576542          0     SFR         2/28 6ML
4000576581          0     SFR         2/28 6ML with 5 yr I
4000576585          0     SFR         3/27 6ML
4000576598          0     PUD         3/27 6ML
4000576695          0     SFR         2/28 6ML
4000576757          0     SFR         3/27 6ML
4000576760          0     SFR         3/27 6ML
4000576776          0     PUD         30 YR FIXED
4000576785          0     PUD         3/27 6ML with 5 yr I
4000576790          0     SFR         2/28 6ML with 5 yr I
4000576827          0     SFR         30 YR FIXED
4000576851          0     SFR         30 YR FIXED
4000576861          0     SFR         3/27 6ML
4000576878          0     SFR         3/27 6ML
4000576894          0     SFR         3/27 6ML
4000576903          0     SFR         2/28 6ML
4000576911          0     SFR         2/28 6ML
4000576916          0     SFR         3/27 6ML with 5 yr I
4000576928          0     SFR         2/28 6ML with 5 yr I
4000576930          0     2-4 Family  2/28 6ML with 5 yr I
4000576956          0     SFR         2/28 6ML
4000576969          0     SFR         30 YR FIXED
4000576998          0     SFR         2/28 6ML
4000576999          0     SFR         2/28 6ML
4000577002          0     SFR         2/28 6ML
4000577085          0     SFR         2/28 6ML
4000577118          0     SFR         2/28 6ML
4000577127          0     SFR         2/28 6ML
4000577183          0     SFR         2/28 6ML
4000577207          0     SFR         2/28 6ML with 5 yr I
4000577258          0     Condo       2/28 6ML
4000577291          0     PUD         2/28 6ML
4000577301          0     SFR         30 YR FIXED
4000577314          0     Condo       30 YR FIXED
4000577389          0     SFR         2/28 6ML
4000577408          0     SFR         2/28 6ML
4000577410          0     Condo       2/28 6ML
4000577428          0     PUD         2/28 6ML 30/40 BALLO
4000577435          0     SFR         2/28 6ML
4000577453          0     SFR         2/28 6ML
4000577524          0     SFR         2/28 6ML
4000577583          0     Condo       2/28 6ML with 5 yr I
4000577630          0     SFR         30 YR FIXED
4000577655          0     SFR         3/27 6ML
4000577668          0     SFR         2/28 6ML
4000577692          0     SFR         2/28 6ML
4000577721          0     SFR         2/28 6ML
4000577759          0     SFR         2/28 6ML
4000577807          0     SFR         2/28 6ML
4000577905          0     SFR         2/28 6ML
4000577922          0     SFR         2/28 6ML
4000577925          0     PUD         2/28 6ML
4000577939          0     SFR         2/28 6ML
4000577954          0     SFR         30 YR FIXED
4000577961          0     SFR         2/28 6ML with 5 yr I
4000578010          0     SFR         3/27 6ML
4000578016          0     SFR         2/28 6ML
4000578039          0     Condo       2/28 6ML
4000578045          0     SFR         3/27 6ML
4000578057          0     SFR         30 YR FIXED
4000578058          0     Condo       2/28 6ML
4000578071          0     SFR         2/28 6ML with 5 yr I
4000578101          0     SFR         2/28 6ML
4000578108          0     SFR         3/27 6ML
4000578128          0     SFR         3/27 6ML with 5 yr I
4000578138          0     SFR         2/28 6ML
4000578241          0     SFR         30 YR FIXED
4000578360          0     PUD         3/27 6ML
4000578361          0     PUD         2/28 6ML
4000578366          0     SFR         2/28 6ML
4000578371          0     SFR         3/27 6ML
4000578397          0     SFR         2/28 6ML
4000578411          0     SFR         2/28 6ML with 5 yr I
4000578422          0     PUD         3/27 6ML with 5 yr I
4000578442          0     SFR         3/27 6ML
4000578452          0     SFR         30 YR FIXED
4000578514          0     PUD         2/28 6ML
4000578563          0     SFR         30 YR FIXED
4000578579          0     SFR         3/27 6ML
4000578600          0     SFR         2/28 6ML
4000578602          0     SFR         3/27 6ML
4000578607          0     SFR         2/28 6ML 30/40 BALLO
4000578650          0     SFR         2/28 6ML
4000578697          0     SFR         2/28 6ML with 5 yr I
4000578722          0     SFR         2/28 6ML with 5 yr I
4000578767          0     PUD         2/28 6ML with 5 yr I
4000578788          0     SFR         2/28 6ML with 5 yr I
4000578834          0     SFR         2/28 6ML with 5 yr I
4000578888          0     SFR         5/25 6ML
4000578893          0     PUD         2/28 6ML
4000578918          0     SFR         3/27 6ML
4000578954          0     SFR         2/28 6ML
4000579012          0     SFR         2/28 6ML
4000579020          0     SFR         2/28 6ML
4000579035          0     SFR         3/27 6ML
4000579051          0     Condo       2/28 6ML
4000579128          0     SFR         2/28 6ML
4000579141          0     SFR         3/27 6ML
4000579186          0     SFR         3/27 6ML
4000579242          0     SFR         2/28 6ML
4000579267          0     SFR         30/40 BALLOON
4000579301          0     SFR         2/28 6ML
4000579321          0     SFR         2/28 6ML 30/40 BALLO
4000579325          0     SFR         2/28 6ML
4000579337          0     PUD         30 YR FIXED
4000579434          0     SFR         3/27 6ML with 5 yr I
4000579460          0     SFR         3/27 6ML
4000579501          0     SFR         2/28 6ML
4000579519          0     SFR         2/28 6ML
4000579563          0     Condo       2/28 6ML
4000579569          0     PUD         3/27 6ML with 5 yr I
4000579575          0     PUD         3/27 6ML with 5 yr I
4000579585          0     SFR         3/27 6ML with 5 yr I
4000579588          0     SFR         30 YR FIXED
4000579593          0     SFR         3/27 6ML
4000579599          0     PUD         3/27 6ML
4000579601          0     2-4 Family  2/28 6ML
4000579608          0     SFR         2/28 6ML
4000579612          0     SFR         2/28 6ML
4000579625          0     SFR         3/27 6ML
4000579632          0     SFR         3/27 6ML
4000579634          0     SFR         2/28 6ML
4000579655          0     SFR         2/28 6ML
4000579669          0     SFR         30 YR FIXED
4000579677          0     PUD         30 YR FIXED
4000579704          0     2-4 Family  2/28 6ML
4000579725          0     SFR         2/28 6ML
4000579741          0     Condo       3/27 6ML with 5 yr I
4000579815          0     PUD         30 YR FIXED
4000579911          0     SFR         3/27 6ML with 5 yr I
4000579956          0     PUD         2/28 6ML
4000580074          0     SFR         2/28 6ML
4000580093          0     2-4 Family  3/27 6ML
4000580094          0     SFR         2/28 6ML with 5 yr I
4000580136          0     SFR         2/28 6ML with 5 yr I
4000580166          0     PUD         2/28 6ML
4000580415          0     SFR         2/28 6ML
4000580501          0     SFR         2/28 6ML with 5 yr I
4000580553          0     SFR         2/28 6ML
4000580601          0     SFR         2/28 6ML with 5 yr I
4000580605          0     SFR         2/28 6ML with 5 yr I
4000580626          0     SFR         30 YR FIXED with 5 y
4000580648          0     SFR         3/27 6ML
4000580657          0     SFR         30 YR FIXED
4000580666          0     SFR         2/28 6ML with 5 yr I
4000580668          0     PUD         3/27 6ML
4000580728          0     SFR         2/28 6ML
4000580768          0     PUD         2/28 6ML with 5 yr I
4000580882          0     Condo       2/28 6ML with 5 yr I
4000580935          0     Condo       2/28 6ML
4000580980          0     SFR         3/27 6ML
4000580991          0     PUD         3/27 6ML
4000580992          0     SFR         2/28 6ML with 5 yr I
4000581001          0     SFR         3/27 6ML with 5 yr I
4000581003          0     SFR         2/28 6ML
4000581080          0     Condo       3/27 6ML with 5 yr I
4000581087          0     SFR         2/28 6ML
4000581118          0     SFR         2/28 6ML
4000581160          0     SFR         3/27 6ML with 5 yr I
4000581189          0     Condo >4    2/28 6ML with 5 yr I
4000581217          0     SFR         2/28 6ML
4000581218          0     SFR         3/27 6ML
4000581223          0     SFR         2/28 6ML
4000581224          0     Condo       3/27 6ML
4000581231          0     SFR         3/27 6ML
4000581237          0     SFR         3/27 6ML
4000581241          0     2-4 Family  30 YR FIXED
4000581287          0     SFR         2/28 6ML with 5 yr I
4000581362          0     SFR         2/28 6ML
4000581432          0     PUD         30 YR FIXED
4000581470          0     SFR         2/28 6ML with 5 yr I
4000581535          0     Condo       2/28 6ML with 5 yr I
4000581604          0     PUD         2/28 6ML 30/40 BALLO
4000581626          0     PUD         3/27 6ML with 5 yr I
4000581652          0     SFR         2/28 6ML
4000581709          0     SFR         3/27 6ML with 5 yr I
4000581794          0     SFR         2/28 6ML with 5 yr I
4000581856          0     SFR         2/28 6ML
4000582085          0     SFR         2/28 6ML
4000582138          0     SFR         2/28 6ML with 5 yr I
4000582169          0     SFR         2/28 6ML 30/40 BALLO
4000582233          0     SFR         2/28 6ML
4000582245          0     SFR         2/28 6ML
4000582264          0     SFR         2/28 6ML
4000582270          0     SFR         3/27 6ML
4000582273          0     SFR         2/28 6ML
4000582302          0     SFR         2/28 6ML 30/40 BALLO
4000582389          0     SFR         3/27 6ML
4000582464          0     SFR         2/28 6ML
4000582514          0     SFR         2/28 6ML with 5 yr I
4000582530          0     SFR         2/28 6ML with 5 yr I
4000582546          0     SFR         30 YR FIXED
4000582558          0     SFR         2/28 6ML
4000582559          0     SFR         2/28 6ML
4000582563          0     SFR         2/28 6ML
4000582602          0     Condo       3/27 6ML with 5 yr I
4000582650          0     SFR         3/27 6ML with 5 yr I
4000582651          0     SFR         30 YR FIXED
4000582662          0     Condo       3/27 6ML
4000582675          0     SFR         2/28 6ML
4000582717          0     SFR         3/27 6ML
4000582752          0     SFR         3/27 6ML
4000582771          0     PUD         2/28 6ML
4000582772          0     Condo       2/28 6ML
4000582790          0     SFR         2/28 6ML with 5 yr I
4000582807          0     2-4 Family  2/28 6ML
4000582815          0     SFR         2/28 6ML
4000582846          0     SFR         2/28 6ML
4000582880          0     PUD         2/28 6ML 30/40 BALLO
4000583057          0     SFR         2/28 6ML
4000583081          0     Condo       2/28 6ML
4000583251          0     SFR         2/28 6ML
4000583269          0     SFR         2/28 6ML with 5 yr I
4000583445          0     SFR         30 YR FIXED
4000583464          0     SFR         2/28 6ML
4000583473          0     SFR         3/27 6ML
4000583527          0     PUD         2/28 6ML with 5 yr I
4000583531          0     SFR         3/27 6ML
4000583555          0     SFR         3/27 6ML
4000583564          0     SFR         2/28 6ML with 5 yr I
4000583598          0     SFR         30 YR FIXED
4000583615          0     SFR         2/28 6ML with 5 yr I
4000583642          0     Condo       2/28 6ML
4000583865          0     SFR         30 YR FIXED
4000583869          0     SFR         3/27 6ML
4000583907          0     PUD         30 YR FIXED
4000584066          0     PUD         3/27 6ML with 5 yr I
4000584068          0     Condo       2/28 6ML
4000584076          0     SFR         3/27 6ML with 5 yr I
4000584081          0     SFR         3/27 6ML
4000584106          0     SFR         2/28 6ML
4000584108          0     SFR         3/27 6ML with 5 yr I
4000584116          0     SFR         30 YR FIXED
4000584158          0     SFR         3/27 6ML
4000584159          0     Condo       2/28 6ML
4000584184          0     SFR         2/28 6ML
4000584187          0     SFR         2/28 6ML 30/40 BALLO
4000584189          0     SFR         3/27 6ML
4000584204          0     SFR         3/27 6ML with 5 yr I
4000584222          0     SFR         2/28 6ML
4000584261          0     SFR         2/28 6ML
4000584325          0     SFR         2/28 6ML 30/40 BALLO
4000584334          0     PUD         3/27 6ML
4000584341          0     PUD         3/27 6ML
4000584349          0     SFR         2/28 6ML
4000584362          0     SFR         2/28 6ML
4000584385          0     SFR         2/28 6ML
4000584392          0     SFR         3/27 6ML
4000584400          0     SFR         3/27 6ML
4000584489          0     SFR         2/28 6ML
4000584519          0     SFR         3/27 6ML
4000584589          0     SFR         3/27 6ML with 5 yr I
4000584594          0     SFR         2/28 6ML
4000584615          0     SFR         2/28 6ML
4000584709          0     SFR         2/28 6ML
4000584766          0     Condo       3/27 6ML
4000584787          0     SFR         2/28 6ML
4000584842          0     SFR         3/27 6ML
4000584849          0     SFR         2/28 6ML with 5 yr I
4000584919          0     SFR         3/27 6ML
4000584929          0     SFR         2/28 6ML 30/40 BALLO
4000584965          0     SFR         3/27 6ML
4000584979          0     2-4 Family  3/27 6ML
4000584988          0     Condo       2/28 6ML
4000585042          0     Condo       3/27 6ML
4000585067          0     SFR         2/28 6ML with 5 yr I
4000585075          0     SFR         2/28 6ML
4000585099          0     SFR         2/28 6ML
4000585186          0     SFR         2/28 6ML
4000585193          0     2-4 Family  2/28 6ML
4000585358          0     SFR         2/28 6ML with 5 yr I
4000585413          0     SFR         2/28 6ML
4000585450          0     SFR         2/28 6ML
4000585462          0     SFR         2/28 6ML
4000585558          0     SFR         30 YR FIXED
4000585567          0     SFR         3/27 6ML
4000585571          0     SFR         30 YR FIXED
4000585581          0     SFR         2/28 6ML
4000585585          0     SFR         2/28 6ML with 5 yr I
4000585604          0     SFR         2/28 6ML
4000585612          0     SFR         2/28 6ML
4000585648          0     SFR         2/28 6ML with 5 yr I
4000585653          0     PUD         3/27 6ML
4000585706          0     SFR         2/28 6ML with 5 yr I
4000585774          0     SFR         3/27 6ML with 5 yr I
4000585859          0     SFR         2/28 6ML
4000585871          0     Condo       2/28 6ML
4000585887          0     SFR         2/28 6ML with 5 yr I
4000585981          0     SFR         2/28 6ML with 5 yr I
4000586002          0     PUD         2/28 6ML
4000586022          0     SFR         2/28 6ML
4000586150          0     SFR         2/28 6ML
4000586168          0     SFR         2/28 6ML
4000586180          0     SFR         2/28 6ML
4000586199          0     SFR         3/27 6ML with 5 yr I
4000586227          0     SFR         2/28 6ML
4000586329          0     PUD         2/28 6ML with 5 yr I
4000586334          0     SFR         2/28 6ML
4000586375          0     SFR         2/28 6ML with 5 yr I
4000586502          0     SFR         2/28 6ML
4000586507          0     PUD         2/28 6ML
4000586584          0     Condo       2/28 6ML with 5 yr I
4000586862          0     SFR         2/28 6ML
4000586869          0     SFR         30 YR FIXED
4000586871          0     SFR         3/27 6ML with 5 yr I
4000586873          0     SFR         3/27 6ML
4000586921          0     SFR         2/28 6ML with 5 yr I
4000586930          0     SFR         2/28 6ML
4000586968          0     SFR         2/28 6ML
4000587070          0     2-4 Family  3/27 6ML
4000587089          0     SFR         3/27 6ML
4000587111          0     SFR         2/28 6ML
4000587116          0     2-4 Family  2/28 6ML with 5 yr I
4000587125          0     PUD         2/28 6ML
4000587220          0     PUD         3/27 6ML
4000587269          0     SFR         15 YR FIXED
4000587325          0     Condo       2/28 6ML with 5 yr I
4000587328          0     SFR         30 YR FIXED
4000587458          0     SFR         2/28 6ML
4000587465          0     SFR         2/28 6ML
4000587541          0     PUD         2/28 6ML with 5 yr I
4000587563          0     SFR         2/28 6ML 30/40 BALLO
4000587716          0     SFR         2/28 6ML
4000587792          0     2-4 Family  2/28 6ML
4000587873          0     SFR         3/27 6ML
4000587891          0     SFR         2/28 6ML
4000587902          0     SFR         2/28 6ML
4000587938          0     SFR         2/28 6ML 30/40 BALLO
4000587943          0     SFR         5/25 6ML
4000587963          0     SFR         30 YR FIXED
4000588065          0     PUD         3/27 6ML with 5 yr I
4000588091          0     SFR         2/28 6ML with 5 yr I
4000588113          0     SFR         2/28 6ML
4000588115          0     SFR         2/28 6ML with 5 yr I
4000588260          0     PUD         2/28 6ML 30/40 BALLO
4000588304          0     PUD         3/27 6ML
4000588379          0     SFR         2/28 6ML
4000588408          0     SFR         2/28 6ML
4000588427          0     SFR         2/28 6ML with 5 yr I
4000588463          0     SFR         2/28 6ML
4000588532          0     PUD         3/27 6ML with 5 yr I
4000588547          0                 2/28 6ML
4000588564          0     SFR         2/28 6ML
4000588583          0     SFR         30 YR FIXED
4000588625          0     SFR         2/28 6ML with 5 yr I
4000588654          0     PUD         3/27 6ML
4000588722          0     SFR         2/28 6ML with 5 yr I
4000588957          0     SFR         2/28 6ML
4000588965          0     SFR         2/28 6ML
4000588973          0     SFR         3/27 6ML
4000589090          0     PUD         2/28 6ML
4000589100          0     SFR         2/28 6ML
4000589222          0     SFR         2/28 6ML
4000589242          0     SFR         3/27 6ML with 5 yr I
4000589258          0     SFR         30 YR FIXED
4000589259          0     SFR         2/28 6ML
4000589278          0     SFR         2/28 6ML 30/40 BALLO
4000589312          0     SFR         3/27 6ML
4000589357          0     PUD         2/28 6ML
4000589430          0     SFR         2/28 6ML with 5 yr I
4000589476          0     PUD         2/28 6ML with 5 yr I
4000589500          0     SFR         2/28 6ML 30/40 BALLO
4000589547          0     SFR         2/28 6ML
4000589563          0     SFR         2/28 6ML
4000589758          0     SFR         2/28 6ML
4000589790          0     SFR         3/27 6ML
4000590060          0     SFR         2/28 6ML
4000590072          0     PUD         3/27 6ML with 5 yr I
4000590093          0     SFR         2/28 6ML 30/40 BALLO
4000590186          0     PUD         2/28 6ML
4000590200          0     2-4 Family  3/27 6ML
4000590228          0     SFR         2/28 6ML
4000590238          0     SFR         30/40 BALLOON
4000590262          0     SFR         2/28 6ML
4000590394          0     Condo       2/28 6ML with 5 yr I
4000590563          0     SFR         2/28 6ML
4000590579          0     SFR         3/27 6ML with 5 yr I
4000590700          0     Condo       3/27 6ML
4000590814          0     SFR         2/28 6ML
4000590859          0     SFR         2/28 6ML
4000590914          0     SFR         2/28 6ML 30/40 BALLO
4000590968          0     SFR         2/28 6ML
4000591019          0     SFR         2/28 6ML 30/40 BALLO
4000591020          0     SFR         30 YR FIXED
4000591075          0     2-4 Family  2/28 6ML
4000591125          0     SFR         2/28 6ML 30/40 BALLO
4000591126          0     SFR         2/28 6ML
4000591136          0     SFR         3/27 6ML
4000591180          0     SFR         2/28 6ML
4000591184          0     SFR         3/27 6ML
4000591207          0     Condo       2/28 6ML
4000591229          0     SFR         2/28 6ML
4000591277          0     SFR         2/28 6ML
4000591500          0     SFR         2/28 6ML with 5 yr I
4000591539          0     SFR         2/28 6ML
4000591592          0     SFR         2/28 6ML 30/40 BALLO
4000591751          0     SFR         2/28 6ML
4000591987          0     SFR         2/28 6ML 30/40 BALLO
4000592041          0     SFR         2/28 6ML with 5 yr I
4000592117          0     Condo       30/40 BALLOON
4000592166          0     SFR         2/28 6ML 30/40 BALLO
4000592222          0     2-4 Family  2/28 6ML
4000592412          0     SFR         3/27 6ML
4000592482          0     SFR         2/28 6ML 30/40 BALLO
4000592592          0     PUD         3/27 6ML with 5 yr I
4000592651          0     SFR         3/27 6ML
4000592659          0     PUD         3/27 6ML
4000592662          0     PUD         2/28 6ML 30/40 BALLO
4000592732          0     SFR         3/27 6ML
4000592778          0     SFR         2/28 6ML
4000592789          0     2-4 Family  2/28 6ML 30/40 BALLO
4000592861          0     PUD         2/28 6ML 30/40 BALLO
4000592879          0     PUD         2/28 6ML 30/40 BALLO
4000592918          0     SFR         30 YR FIXED
4000593273          0     SFR         3/27 6ML
4000593662          0     SFR         2/28 6ML
4000594066          0     SFR         2/28 6ML
4000594067          0     SFR         2/28 6ML with 5 yr I
4000594069          0     Condo >4    2/28 6ML with 5 yr I
4000594078          0     SFR         2/28 6ML
4000594219          0     SFR         2/28 6ML
4000594478          0     SFR         2/28 6ML
4000594717          0     SFR         2/28 6ML
4000595192          0     PUD         3/27 6ML
4000595226          0     PUD         3/27 6ML
4000595227          0     PUD         5/25 6ML 30/40 BALLO
4000595237          0     PUD         3/27 6ML
4000595393          0     SFR         2/28 6ML 30/40 BALLO
4000595475          0     SFR         2/28 6ML with 5 yr I
4000595507          0     Condo       2/28 6ML 30/40 BALLO
4000595889          0     SFR         2/28 6ML 30/40 BALLO
4000595958          0     Condo       2/28 6ML
4000595978          0     Condo       2/28 6ML
4000596581          0     SFR         2/28 6ML
4000596643          0     SFR         2/28 6ML
4000596695          0     PUD         3/27 6ML
4000597119          0     SFR         2/28 6ML
4000597142          0     SFR         3/27 6ML with 5 yr I
4000597199          0     Condo       15 YR FIXED
4000597289          0     2-4 Family  2/28 6ML with 5 yr I
4000597353          0     SFR         2/28 6ML 30/40 BALLO
4000597383          0     SFR         2/28 6ML 30/40 BALLO
4000597392          0     SFR         2/28 6ML
4000597557          0     SFR         3/27 6ML
4000597738          0     SFR         3/27 6ML
4000597824          0     Condo       2/28 6ML
4000597909          0     SFR         30/40 BALLOON
4000597950          0     PUD         3/27 6ML
4000597969          0     SFR         2/28 6ML
4000598009          0     2-4 Family  2/28 6ML
4000598459          0     PUD         2/28 6ML 30/40 BALLO
4000598551          0     2-4 Family  2/28 6ML 30/40 BALLO
4000598570          0     Condo       2/28 6ML 30/40 BALLO
4000598981          0     SFR         2/28 6ML 30/40 BALLO
4000598999          0     SFR         3/27 6ML
4000599081          0     SFR         3/27 6ML
4000599085          0     PUD         2/28 6ML 30/40 BALLO
4000599089          0     SFR         3/27 6ML
4000599126          0     SFR         2/28 6ML 30/40 BALLO
4000599209          0     SFR         2/28 6ML
4000599360          0     SFR         2/28 6ML 30/40 BALLO
4000599469          0     PUD         2/28 6ML with 5 yr I
4000599591          0     SFR         2/28 6ML with 5 yr I
4000599771          0     SFR         3/27 6ML
4000599814          0     SFR         2/28 6ML
4000599971          0     SFR         3/27 6ML
4000599973          0     SFR         2/28 6ML 30/40 BALLO
4000600045          0     SFR         2/28 6ML
4000600159          0     SFR         3/27 6ML
4000600167          0     SFR         2/28 6ML 30/40 BALLO
4000600415          0     SFR         2/28 6ML
4000600446          0     SFR         3/27 6ML with 5 yr I
4000600451          0     SFR         3/27 6ML
4000600932          0     SFR         2/28 6ML 30/40 BALLO
4000601276          0     SFR         30 YR FIXED
4000601593          0     SFR         3/27 6ML
4000601608          0     Condo       2/28 6ML with 5 yr I
4000601613          0     SFR         2/28 6ML
4000601631          0     SFR         30 YR FIXED
4000601881          0     PUD         2/28 6ML 30/40 BALLO
4000602181          0     SFR         2/28 6ML
4000602211          0     SFR         2/28 6ML
4000602350          0     SFR         2/28 6ML
4000602424          0     SFR         2/28 6ML
4000602827          0     Condo       3/27 6ML
4000602865          0     2-4 Family  3/27 6ML
4000603007          0     SFR         3/27 6ML
4000603051          0     SFR         2/28 6ML
4000603089          0     2-4 Family  2/28 6ML
4000603382          0     SFR         2/28 6ML 30/40 BALLO
4000603581          0     PUD         2/28 6ML 30/40 BALLO
4000603700          0     SFR         2/28 6ML
4000603705          0     SFR         2/28 6ML
4000603755          0     SFR         2/28 6ML
4000603756          0     SFR         2/28 6ML
4000603951          0     SFR         2/28 6ML 30/40 BALLO
4000603954          0     SFR         2/28 6ML 30/40 BALLO
4000604000          0     SFR         30 YR FIXED
4000604265          0     2-4 Family  2/28 6ML
4000604331          0     SFR         3/27 6ML
4000604639          0     SFR         2/28 6ML 30/40 BALLO
4000604705          0     SFR         2/28 6ML
4000605044          0     SFR         2/28 6ML 30/40 BALLO
4000605289          0     SFR         2/28 6ML
4000605372          0     SFR         2/28 6ML
4000605421          0     Condo       3/27 6ML
4000605841          0     SFR         3/27 6ML
4000605938          0     PUD         2/28 6ML
4000606389          0     SFR         2/28 6ML
4000606425          0     Condo       2/28 6ML
4000606445          0     SFR         2/28 6ML
4000606474          0     SFR         2/28 6ML 30/40 BALLO
4000606629          0     SFR         2/28 6ML 30/40 BALLO
4000606705          0     PUD         3/27 6ML with 5 yr I
4000606726          0     SFR         2/28 6ML
4000606743          0     SFR         2/28 6ML with 5 yr I
4000606766          0     2-4 Family  2/28 6ML
4000606777          0     SFR         2/28 6ML 30/40 BALLO
4000606821          0     SFR         3/27 6ML
4000606880          0     SFR         2/28 6ML
4000606890          0     SFR         2/28 6ML
4000607070          0     PUD         2/28 6ML
4000607119          0     SFR         3/27 6ML
4000607212          0     SFR         2/28 6ML
4000607869          0     SFR         2/28 6ML 30/40 BALLO
4000607891          0     SFR         3/27 6ML
4000607895          0     PUD         3/27 6ML
4000607915          0     Condo       2/28 6ML
4000607963          0     SFR         30 YR FIXED
4000608230          0     SFR         2/28 6ML 30/40 BALLO
4000608277          0     2-4 Family  2/28 6ML
4000608510          0     SFR         2/28 6ML
4000608519          0     Condo       2/28 6ML
4000608542          0     PUD         30 YR FIXED
4000608979          0     SFR         30 YR FIXED
4000609077          0     SFR         2/28 6ML
4000609244          0     PUD         30 YR FIXED
4000609500          0     SFR         30 YR FIXED
4000609646          0     SFR         2/28 6ML with 5 yr I
4000609741          0     SFR         2/28 6ML 30/40 BALLO
4000610431          0     SFR         2/28 6ML
4000610534          0     SFR         30 YR FIXED
4000610537          0     SFR         2/28 6ML
4000610741          0     SFR         2/28 6ML 30/40 BALLO
4000611419          0     SFR         2/28 6ML 30/40 BALLO
4000611512          0     PUD         3/27 6ML with 5 yr I
4000611718          0     SFR         2/28 6ML 30/40 BALLO
4000611739          0     SFR         2/28 6ML 30/40 BALLO
4000611990          0     2-4 Family  2/28 6ML 30/40 BALLO
4000612087          0     SFR         2/28 6ML 30/40 BALLO
4000612676          0     SFR         2/28 6ML 30/40 BALLO
4000612685          0     SFR         3/27 6ML
4000612735          0     SFR         3/27 6ML
4000613124          0     SFR         2/28 6ML
4000613125          0     SFR         3/27 6ML
4000613316          0     SFR         2/28 6ML with 5 yr I
4000613937          0     SFR         2/28 6ML
4000613990          0     SFR         2/28 6ML
4000614079          0     SFR         30 YR FIXED
4000614121          0     SFR         30 YR FIXED
4000614198          0     Condo       2/28 6ML 30/40 BALLO
4000614420          0     SFR         2/28 6ML
4000614476          0     SFR         2/28 6ML
4000614510          0     SFR         3/27 6ML
4000614788          0     PUD         2/28 6ML
4000615028          0     2-4 Family  2/28 6ML 30/40 BALLO
4000615627          0     SFR         2/28 6ML with 5 yr I
4000615669          0     SFR         2/28 6ML
4000615825          0     SFR         2/28 6ML
4000616602          0     SFR         2/28 6ML
4000617497          0     SFR         3/27 6ML
4000617507          0     SFR         3/27 6ML
4000617587          0     SFR         2/28 6ML
4000618717          0     PUD         3/27 6ML
4000619082          0     SFR         2/28 6ML with 5 yr I
4000619393          0     PUD         2/28 6ML with 5 yr I
4000621004          0     SFR         2/28 6ML
4000621078          0     PUD         3/27 6ML
4000621446          0     SFR         2/28 6ML
4000622280          0     2-4 Family  2/28 6ML with 5 yr I
4000622573          0     SFR         2/28 6ML
4000624676          0     PUD         2/28 6ML 30/40 BALLO

                                    EXHIBIT E

                    FORM OF REQUEST FOR RELEASE OF DOCUMENTS

         To:  Wells Fargo Bank, N.A.
              24 Executive Park, Suite 100
              Irvine, CA 92614

         Re: Pooling and Servicing Agreement dated as of February 1, 2006 among Asset Backed Funding Corporation, as depositor, National City Home Loan Services, Inc., as Servicer, and Wells Fargo Bank, N.A., as trustee

              All capitalized terms used herein shall have the means ascribed to them in the Pooling and Servicing Agreement (the "Agreement") referenced above.

              In connection with the administration of the Mortgage Loans held by you as Trustee pursuant to the Agreement, we request the release, and hereby acknowledge receipt, of the Trustee's Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:
---------------------

Mortgagor Name, Address & Zip Code:
-----------------------------------

Reason for Requesting Documents (check one):
--------------------------------------------

_____    1. Mortgage Paid in Full

_____    2. Foreclosure

_____    3. Substitution

_____    4. Other Liquidation (Repurchases, etc.)

_____    5. Nonliquidation            Reason:
                                             -----------------------------

                                      By:
                                         ---------------------------------
                                         (authorized signer)

                                      Issuer:
                                             -----------------------------

                                      Address:
                                              ----------------------------

                                      ------------------------------------

                                      Date:
                                           -------------------------------

Custodian
---------

Wells Fargo Bank, N.A.

                  Please acknowledge the execution of the above request by your signature and date below:

---------------------------------                    --------------------------
         Signature                                   Date

Documents returned to Custodian:

---------------------------------                    --------------------------
         Custodian                                   Date

                                   EXHIBIT F-1

                     FORM OF TRUSTEE'S INITIAL CERTIFICATION

                                                               __________, 20__

Asset Backed Funding Corporation
214 North Tryon Street
Charlotte, North Carolina  28255

National City Home Loan Services, Inc.
150 Alleghany Center
Locator 23-501
Pittsburgh, Pennsylvania  15212

         Re:      First Franklin Mortgage Loan Trust 2006-FFH1,
                  Asset-Backed Certificates, Series 2006-FFH1

Ladies and Gentlemen:

         The undersigned, as Trustee, hereby certifies that, as except as noted on the schedule of exceptions attached hereto as Schedule A, as to each Mortgage Loan listed on the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attachment hereto) it has reviewed the Mortgage Files and has determined that (i) all documents required to be delivered to it pursuant to Section 2.01(a), (b), (c), (d) and (e) of the Pooling and Servicing Agreement, dated as of February 1, 2006, among Asset Backed Funding Corporation, as depositor, National City Home Loan Services, Inc., as servicer and the undersigned, as trustee (the "Agreement") are in its possession, and if indicated as applicable in a separate writing delivered to the Trustee, that all documents delivered to it pursuant to Section 2.01(f) of the Agreement are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and related to such Mortgage Loan, (iii) each Mortgage Note has been endorsed as provided in Section 2.01(a) of the Agreement and each Mortgage has been assigned in accordance with Section 2.01(c) and (d) of the Agreement and (iv) based on its examination of the documents in the Mortgage File and only as to such documents, the Mortgage Loan information attached hereto as Schedule B set forth for each Mortgage Loan on the related Mortgage Loan Schedule with respect to such Mortgage Loan accurately reflects information set forth in the related Mortgage File. The Trustee makes no representations as to (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any of the documents contained in each Mortgage File or of any of the Mortgage Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

         This Initial Certification is not divisible or negotiable.

         The Trustee will accept and act on instructions with respect to the Mortgage Loans subject hereto upon surrender of this Initial Certification at its office at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951.


                                     F-1-1

         Capitalized terms used herein shall have the meaning ascribed to them in the Agreement.


                                 WELLS FARGO BANK, N.A., not in its
                                 individual capacity but solely as Trustee

                                 By:
                                      --------------------------------------

                                 Name:
                                        ------------------------------------

                                 Title:
                                         -----------------------------------

                      SCHEDULE A - TO INITIAL CERTIFICATION
                      -------------------------------------

                                   EXCEPTIONS

                      SCHEDULE B - TO INITIAL CERTIFICATION
                      -------------------------------------

                            MORTGAGE LOAN INFORMATION


1.  Loan Identification Number

2.  Mortgagor's Name

3.  State and Zip Code of Mortgaged Property

4.  Initial Mortgage Interest Rate

5.  Original Principal Balance

6.  Scheduled Maturity Date

7.  Initial Monthly Payment

8.  Initial Payment Date

9.  Gross Margin (for Adjustable Rate Mortgage Loans)

10. Initial Adjustment Date (for Adjustable Rate Mortgage Loans)

11. Maximum Mortgage Interest Rate (for Adjustable Rate Mortgage Loans)

12. [Reserved]

13. Periodic Interest Rate (for Adjustable Rate Mortgage Loans)

14. Prepayment Charge Term (if applicable)

15. Prepayment Charge Type (if applicable)

                                   EXHIBIT F-2

                      FORM OF TRUSTEE'S FINAL CERTIFICATION

                                                              ___________, 20__

Asset Backed Funding Corporation
214 North Tryon Street, 21st Floor
Charlotte, North Carolina  28255

National City Home Loan Services, Inc.
150 Alleghany Center
Locator 23-501
Pittsburgh, Pennsylvania  15212

         Re:      First Franklin Mortgage Loan Trust 2006-FFH1,
                  Asset-Backed Certificates, Series 2006-FFH1

Ladies and Gentlemen:

         The undersigned, as Trustee, hereby certifies that, as except as noted on the schedule of exceptions attached hereto as Schedule A, as to each Mortgage Loan listed on the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attachment hereto) it has reviewed the Mortgage Files and has determined that (a) all documents required to be delivered to it pursuant to Section 2.01(a), (b), (c), (d) and (e) of the Pooling and Servicing Agreement, dated as of February 1, 2006, among Asset Backed Funding Corporation, as depositor, National City Home Loan Services, Inc., as servicer and the undersigned, as trustee (the "Agreement") are in its possession, and if indicated as applicable in a separate writing delivered to the Trustee, that all documents delivered to it pursuant to Section 2.01(f) of the Agreement are in its possession; (b) such documents have been reviewed by it and appear regular on their face and related to such Mortgage Loan, (c) each Mortgage Note has been endorsed as provided in Section 2.01(a) of the Agreement and each Mortgage has been assigned in accordance with Sections 2.01(c) and (d) of the Agreement and (d) based on its examination of the documents in the Mortgage File and only as to such documents, the Mortgage Loan information attached hereto as Schedule B set forth for each Mortgage Loan on the related Mortgage Loan Schedule with respect to such Mortgage Loan accurately reflects information set forth in the related Mortgage File. The Trustee makes no representations as to (x) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any of the documents contained in each Mortgage File or of any of the Mortgage Loans or (y) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

         This Final Certification is not divisible or negotiable.

         The Trustee will accept and act on instructions with respect to the Mortgage Loans subject hereto upon surrender of this Final Certification at its office at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951.




                                     F-2-1

         Capitalized terms used herein shall have the meaning ascribed to them in the Agreement.


                                 WELLS FARGO BANK, N.A., not in its
                                 individual capacity but solely as Trustee

                                 By:
                                     ---------------------------------------

                                 Name:
                                       -------------------------------------

                                 Title:
                                        ------------------------------------







                                     F-2-2-

                       SCHEDULE A - TO FINAL CERTIFICATION
                       -----------------------------------

                                   EXCEPTIONS











                                     F-2-3

                       SCHEDULE B - TO FINAL CERTIFICATION
                       -----------------------------------

                            MORTGAGE LOAN INFORMATION


1.  Loan Identification Number

2.  Mortgagor's Name

3.  State and Zip Code of Mortgaged Property

4.  Initial Mortgage Interest Rate

5.  Original Principal Balance

6.  Scheduled Maturity Date

7.  Initial Monthly Payment

8.  Initial Payment Date

9.  Gross Margin (for Adjustable Rate Mortgage Loans)

10. Initial Adjustment Date (for Adjustable Rate Mortgage Loans)

11. Maximum Mortgage Interest Rate (for Adjustable Rate Mortgage Loans)

12. [Reserved]

13. Periodic Interest Rate (for Adjustable Rate Mortgage Loans)

14. Prepayment Charge Term (if applicable)

15. Prepayment Charge Type (if applicable)





                                     F-2-4

                                   EXHIBIT F-3

                        FORM OF RECEIPT OF MORTGAGE NOTE

Asset Backed Funding Corporation
214 North Tryon Street
21st Floor
Charlotte, North Carolina  28255

         Re: First Franklin Mortgage Loan Trust 2006-FFH1,
             Asset-Backed Certificates, Series 2006-FFH1

Ladies and Gentlemen:

                  Pursuant to Section 2.01 of the Pooling and Servicing Agreement, dated as of February 1, 2006, among Asset Backed Funding Corporation, as depositor, National City Home Loan Services, Inc., as Servicer, and Wells Fargo Bank, N.A., as trustee, we hereby acknowledge the receipt of the original Mortgage Note, or, with respect to any lost Mortgage Note, an original Lost Note Affidavit, together with a copy of the related Mortgage Note (a copy of which is attached hereto as Exhibit 1) with any exceptions thereto listed on Exhibit 2.


                               WELLS FARGO BANK, N.A., not in its
                                   individual capacity but solely as Trustee


                               By:
                                   -------------------------------------------
                                   Name:
                                   Title:





                                     F-3-1

                                   EXHIBIT G-1

                        MORTGAGE LOAN PURCHASE AGREEMENT

                             (ON FILE WITH TRUSTEE)








                                     G-1-1

                                   EXHIBIT G-2

                   ORIGINATOR MORTGAGE LOAN PURCHASE AGREEMENT

                             (ON FILE WITH TRUSTEE)
















                                     G-2-1

                                    EXHIBIT H

                           FORM OF LOST NOTE AFFIDAVIT

                  Personally appeared before me the undersigned authority to administer oaths, ______________________ who first being duly sworn deposes and says: Deponent is ______________________ of ______________________________,
successor by merger to _________________________________________ ("Sponsor") and
who has personal knowledge of the facts set out in this affidavit.

                  On ___________________, _________________________ did execute and deliver a promissory note in the principal amount of $__________.

                  That said note has been misplaced or lost through causes unknown and is presently lost and unavailable after diligent search has been made. Sponsor's records show that an amount of principal and interest on said note is still presently outstanding, due, and unpaid, and Sponsor is still owner and holder in due course of said lost note.

                  Sponsor executes this Affidavit for the purpose of inducing Wells Fargo Bank, N.A., as trustee on behalf of First Franklin Mortgage Loan Trust 2006-FFH1, Asset-Backed Certificates, Series 2006-FFH1, to accept the transfer of the above described loan from Sponsor.

                  Sponsor agrees to indemnify and hold harmless Wells Fargo Bank, N.A. and Asset Backed Funding Corporation for any losses incurred by such parties resulting from the above described promissory note has been lost or misplaced.



                                               By:____________________________

                                                  ____________________________


STATE OF           )
                   )   SS:
COUNTY OF          )


                  On this ____ day of _______ 20__, before me, a Notary Public, in and for said County and State, appeared ________________________, who acknowledged the extension of the foregoing and who, having been duly sworn, states that any representations therein contained are true.

                  Witness my hand and Notarial Seal this ____ day of _______
20__.

_________________________________
_________________________________


My commission expires __________.

                                    EXHIBIT I

                          FORM OF ERISA REPRESENTATION

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479
Attn: Client Manager - ABFC 2006-FFH1

Asset Backed Funding Corporation
214 North Tryon Street
21st Floor
Charlotte, North Carolina  28255

         Re:  First Franklin Mortgage Loan Trust 2006-FFH1,
              Asset-Backed Certificates, Series 2006-FFH1

Ladies and Gentlemen:

                  1. [The undersigned is the ______________________ of
________________ (the "Transferee") a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.] [The undersigned, ___________________, is the transferee (the "Transferee").]

                  2. The Transferee hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 2006, among Asset Backed Funding Corporation, as depositor (the "Depositor"), National City Home Loan Services, Inc. as Servicer, and Wells Fargo Bank, N.A., as trustee (the "Trustee"), no transfer of the ERISA-Restricted Certificates shall be permitted to be made to any person unless the Depositor and the Certificate Registrar (as defined in the Agreement) have received a certificate from such transferee in the form hereof.

                  3. The Transferee either (x) (i) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or any materially similar provisions of applicable federal, state or local law ("Similar Law"), the Trustee of any such plan or a person acting on behalf of any such plan nor a person using the assets of any such plan or (ii) (except in the case of the Class R, Class CE and Class P Certificates) is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (y) (except in the case of the Class R Certificate) shall deliver to the Certificate Registrar and the Depositor an opinion of counsel (a "Benefit Plan Opinion") satisfactory to the Certificate Registrar, and upon which the Certificate Registrar and the Depositor shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Transferee will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA or Section 4975 of the Code (or similar provisions of Similar
Law) and will not subject the Trustee or the Depositor to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trustee or the Depositor.

                  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

                  IN WITNESS WHEREOF, the Transferee has executed this certificate.


                                          -------------------------------------
                                          [Transferee]


                                         By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                    EXHIBIT J

                    FORM OF INVESTMENT LETTER [NON-RULE 144A]

                                                                         [DATE]

Asset Backed Funding Corporation
214 North Tryon Street
21st Floor
Charlotte, North Carolina  28255

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479
Attn: Client Manager - ABFC 2006-FFH1

Ladies and Gentlemen:

                  In connection with our acquisition of the First Franklin Mortgage Loan Trust 2006-FFH1, Asset-Backed Certificates, Series 2006-FFH1 (the "Certificates"), we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates,
(c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (e) we agree that the Certificates must be held indefinitely by us and we acknowledge that we are able to bear the economic risk of investment in the Certificates, (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of
Section 5 of the Act, (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement and (h) we acknowledge that the Certificates will bear a legend setting forth the applicable restrictions on transfer.

                                    Very truly yours,


                                    [NAME OF TRANSFEREE]


                                    By:
                                       --------------------------------------
                                        Authorized Officer

                       FORM OF RULE 144A INVESTMENT LETTER
                                     [DATE]


Asset Backed Funding Corporation
214 North Tryon Street
21st Floor
Charlotte, North Carolina  28255


Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479
Attn: Client Manager - ABFC 2006-FFH1

               First Franklin Mortgage Loan Trust 2006-FFH1,
               Asset-Backed Certificates, Series 2006-FFH1

Ladies and Gentlemen:

                  In connection with our acquisition of the First Franklin Mortgage Loan Trust 2006-FFH1, Asset-Backed Certificates, Series 2006-FFH1 (the "Certificates"), we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (c) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (d) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, and who executes a certification in the form of this letter and a certification in the form of either Annex 1 or Annex 2 attached hereto, or (ii) pursuant to another exemption from registration under the Securities Act.

                                        Very truly yours,


                                        [NAME OF TRANSFEREE]


                                        By:
                                           ------------------------------------
                                            Authorized Officer

                                                           ANNEX 1 TO EXHIBIT J

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

                  The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

                  i. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

                  ii. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ (1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

                  ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

                  ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

                  ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

                  ___ Broker-dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.


--------------
         (1) Buyer must own and/or invest on a discretionary basis at least $__________ in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $__________ in securities.

                  ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

                  ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

                  ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

                  ___ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

                  ___ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

                  ___ Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

                  iii. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

                  iv. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

                  v. The Buyer acknowledges that it is familiar with Rule 144A and understands that the Sponsor to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                  vi. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.



                                         --------------------------------------
                                       Print Name of Buyer


                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:


                                      Date:
                                           ------------------------------------

                                                           ANNEX 2 TO EXHIBIT J

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That are Registered Investment Companies]

                  The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

                  1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

                  2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

                  ___ The Buyer owned $__ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  ___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $__ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                  4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

                  5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

                  6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                   --------------------------------------------
                                   Print Name of Buyer or Adviser


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   IF AN ADVISER:



                                   --------------------------------------------
                                   Print Name of Buyer


                                   Date:
                                        ---------------------------------------

                                    EXHIBIT K

                 FORM OF CLASS R CERTIFICATE TRANSFER AFFIDAVIT

                  FIRST FRANKLIN MORTGAGE LOAN TRUST 2006-FFH1,
                   ASSET-BACKED CERTIFICATES, SERIES 2006-FFH1



STATE OF           )
                   ) ss.:
COUNTY OF          )


                  The undersigned, being first duly sworn, deposes and says as follows:

                  1. The undersigned is [an officer of] __________________, the proposed Transferee of an Ownership Interest in the Class R Certificates (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, (the "Agreement"), relating to the above-referenced Certificates, among Asset Backed Funding Corporation, as depositor, National City Home Loan Services, Inc., as Servicer, and Wells Fargo Bank, N.A., as trustee (the "Trustee"). Capitalized terms used, but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

                  2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificates either (i) for its own account or
(ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

                  3. The Transferee has been advised of, and understands that
(i) a tax will be imposed on Transfers of the Certificate to Persons that are a Disqualified Organization; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is a Disqualified Organization, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is not a Disqualified Organization and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

                  4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is a Disqualified Organization is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is not a Disqualified Organization and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

                  5. The Transferee has reviewed the provisions of Section 5.02(d) of the Agreement and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(d) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

                  6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth in this Exhibit L to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

                  7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

                  8. The taxpayer identification number of the Transferee's nominee is __________________.

                  9. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

                  10. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

                  11. The Transferee has filed all required federal and state income tax returns and has paid all federal and state income tax due and intends to file and pay all such returns and taxes in the future.

                  12. The Transferee historically has paid its debts as they come due and fully intends to be financially able to pay its debts, including any and all tax liabilities, as they become due.

                  13. The Transferee understands that, as the holder of an Ownership Interest in a Certificate, it may incur tax liabilities in excess of any cash flows generated by such Ownership Interest and intends to pay all taxes associated with holding such Ownership Interest as such taxes become due.

                  14. That the Transferee will not cause income from the Class R Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other person.

                  15. That, if the Transferee is purchasing the Class R Certificate in a transfer intended to meet the safe harbor provisions of Treasury Regulations Sections 1.860E-1(c), the Transferee has executed and attached Attachment A hereto.

                  16. The Transferee is not an employee benefit plan that is subject to ERISA or a plan that is subject to Section 4975 of the Code or a plan or arrangement subject to any materially similar provisions of applicable federal, state or local law, nor are we acting on behalf of such a plan.

                  IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer, duly attested, this __ day of _____, 20__.


                                       [NAME OF TRANSFEREE]


                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:

[Corporate Seal]

ATTEST:



[Assistant] Secretary


                  Personally appeared before me the above-named _________, known or proved to me to be the same person who executed the foregoing instrument and to be the __________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

                  Subscribed and sworn before me this ____ day of ______, 20__.



                                         --------------------------------------
                                         NOTARY PUBLIC



                                         My Commission expires the _____ day
                                         of ____________________, 20__.

                                  ATTACHMENT A

                                       to

                   AFFIDAVIT PURSUANT TO SECTION 860E(e)(4) OF
                  THE INTERNAL REVENUE CODE OF 1986, AS AMENDED

Check the appropriate box:

|_| The consideration paid to the Transferee to acquire the Class R Certificate equals or exceeds the excess of (a) the present value of the anticipated tax liabilities over (b) the present value of the anticipated savings associated with holding such Certificate, in each case calculated in accordance with U.S. Treasury Regulations Sections 1.860E-1(c)(7) and (8), computing present values using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the Code and the compounding period used by the Transferee.

                  OR

|_| The transfer of the Class R Certificate complies with U.S. Treasury Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly:


                  (i) the Transferee is an "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from Class R Certificate will only be taxed in the United States;

                  (ii) at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

                  (iii) the Transferee will transfer the Class R Certificate only to another "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and (iii) and
         Section 1.860E-1(c)(5) of the U.S. Treasury Regulations;

                  (iv) the Transferee has determined the consideration paid to it to acquire the Class R Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith; and

                  (v) in the event of any transfer of the Class R Certificate by the Transferee, the Transferee will require its transferee to complete a representation in the form of this Attachment A as a condition of the transferee's purchase of the Class R Certificate.

                                    EXHIBIT L

                         FORM OF TRANSFEROR CERTIFICATE

                                                                         [DATE]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479
Attn: Client Manager - ABFC 2006-FFH1

Asset Backed Funding Corporation
214 North Tryon Street
21st Floor
Charlotte, North Carolina  28255

         Re:  First Franklin Mortgage Loan Trust 2006-FFH1,
              Asset-Backed Certificates, Series 2006-FFH1

Ladies and Gentlemen:

                  In connection with our disposition of the First Franklin Mortgage Loan Trust 2006-FFH1, Asset-Backed Certificates, Series 2006-FFH1 (the "Certificates"), we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act, (c) to the extent we are disposing of the Class R Certificate, we have no knowledge the Transferee is not a Permitted Transferee and (d) no purpose of the proposed disposition of the Class R Certificate is to impede the assessment or collection of tax.


                                      Very truly yours,


                                      [---------------------]


                                      By: ______________________________

                                    EXHIBIT M

                    MONTHLY INFORMATION DELIVERED BY SERVICER

------------------------------------------------------------------------------------------------------------------------------------
STANDARD FILE LAYOUT - TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
COLUMN NAME                         DESCRIPTION                              DECIMAL      COMMENT                     MAX SIZE
------------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                A unique identifier assigned to each loan by                      Text up to 10 digits            10
                        the originator.
------------------------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR        A value assigned by the Servicer to define a                      Text up to 10 digits            20
                        group of loans.
------------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR       A unique number assigned to a loan by the                         Text up to 10 digits            10
                        Servicer. This may be different than the LOAN_NBR.
------------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT               The date at the end of processing cycle that                      MM/DD/YYYY                      10
_PAY_DUE_DATE           the Borrower's next payment is due to the
                        Servicer, as reported by Servicer.
------------------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE           The loan interest rate as reported by the               4         Max length of 6                  6
                        Servicer.
------------------------------------------------------------------------------------------------------------------------------------
ACTL_END _PRIN_BAL      The Borrower's actual principal balance at the          2         No commas(,) or                 11
                        end of the processing cycle.                                      dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL      The scheduled principal balance due to the              2         No commas(,) or                 11
                        investors at the end of a processing cycle.                       dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
ACTL_BEG _PRIN_BAL      The Borrower's actual principal balance at the          2         No commas(,) or                 11
                        beginning of the processing cycle.                                dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL      The scheduled outstanding principal amount due          2         No commas(,) or                 11
                        at the beginning of the cycle date to be passed                   dollar signs ($)
                        through to the investors.
------------------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT           The scheduled monthly principal and scheduled           2         No commas(,) or                 11
                        interest payment that a Borrower is expected                      dollar signs ($)
                        to pay; P&I constant.
------------------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_ AMT         The scheduled principal amount as reported by           2         No commas(,) or                 11
                        the Servicer for the current cycle.                               dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT _AMT_1        The first curtailment amount to be applied.             2         No commas(,) or                 11
                                                                                          dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT _AMT_2        The second curtailment amount to be applied.            2         No commas(,) or                 11
                                                                                          dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT _AMT_3        The third curtailment amount to be applied.             2         No commas(,) or                 11
                                                                                          dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
                        The standard FNMA numeric code used to                            Action Code Key:                 2
ACTION_CODE             indicate the default/delinquent status                            15=Bankruptcy,
                        of a particular loan.                                             30=Foreclosure, 70=REO,
                                                                                          60=PIF, 63=Substitution,
                                                                                          65=Repurchase;
------------------------------------------------------------------------------------------------------------------------------------
PIF_AMT                The loan "paid in full" amount as reported by            2         No commas(,) or                 11
                       the Servicer.                                                      dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
PIF_DATE               The paid in full date as reported by the                           MM/DD/YYYY                      10
                       Servicer.
------------------------------------------------------------------------------------------------------------------------------------
SCHED_GROSS_           The amount of interest due on the outstanding            2         No commas(,) or                 11
INTEREST_AMT           scheduled principal balance in the current cycle.                  dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
LOAN_FEE_AMT           The monthly loan fee amount expressed in                 2         No commas(,) or                 11
                       dollars and cents.                                                 dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE          The Servicer's fee rate for a loan as reported           4         Max length of 6                  6
                       by the Servicer.
------------------------------------------------------------------------------------------------------------------------------------
CR_LOSS_AMT            The amount of loss that is classified as a               2         No commas(,) or                 11
                       credit.                                                            dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
FRAUD_LOSS_AMT         The amount of loss that is attributable to a             2         No commas(,) or                 11
                       fraud claim.                                                       dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_LOSS_AMT    The amount of loss due to bankruptcy.                    2        No commas(,) or                  11
                                                                                         dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
SPH_LOSS_AMT           The amount of loss that is classified as a               2        No commas(,) or                  11
                       special hazard.                                                   dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_        The penalty amount received when a Borrower              2        No commas(,) or                  11
AMT                    prepays on his loan as reported by the Servicer.                  dollar signs ($)

------------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_        The prepayment penalty amount for the loan               2        No commas(,) or                  11
WAIVED                 waived by the Servicer.                                           dollar signs ($)

------------------------------------------------------------------------------------------------------------------------------------
MOD_DATE               The effective payment date of the modification                    MM/DD/YYYY                       10
                       for the loan.
------------------------------------------------------------------------------------------------------------------------------------
MOD_TYPE               The modification type.                                            Varchar - value can be           30
                                                                                         alpha or numeric
------------------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT The current outstanding principal and interest           2        No commas(,) or                  11
                       advances made by the Servicer.                                    dollar signs ($)

------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT N

                          INTEREST RATE SWAP AGREEMENT


                                                    [THE BANK OF NEW YORK LOGO]

                                                      Dated:  February 28, 2006

                              RATE SWAP TRANSACTION

                           RE: BNY REFERENCE NO. 37339

Ladies and Gentlemen:

         The purpose of this letter agreement ("AGREEMENT") is to confirm the terms and conditions of the rate Swap Transaction entered into on the Trade Date specified below (the "TRANSACTION") between The Bank of New York ("BNY"), a trust company duly organized and existing under the laws of the State of New York, and the First Franklin Mortgage Loan Trust 2006-FFH1 (the "COUNTERPARTY"), as represented by Wells Fargo Bank, N.A. not in its individual capacity, but solely as Supplemental Interest Trust Trustee under the Pooling and Servicing Agreement, dated and effective February 1, 2006, among Asset Backed Funding Corporation, as Depositor, Bank of America, National Association, as Sponsor and Wells Fargo Bank, N.A., as Supplemental Interest Trust Trustee (the "POOLING AND SERVICING AGREEMENT"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "CONFIRMATION" as referred to in the "ISDA FORM MASTER AGREEMENT" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. FORM OF AGREEMENT. This Agreement is subject to the 2000 ISDA Definitions (the "DEFINITIONS"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA FORM MASTER AGREEMENT"). An ISDA Form Master Agreement, as modified by the Schedule terms in Section 4 of this Confirmation (the "MASTER AGREEMENT"), shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Capitalized terms not otherwise defined herein or in the Definitions or the Master Agreement shall have the meaning defined for such term in the Pooling and Servicing Agreement.

2. CERTAIN TERMS. The terms of the particular Transaction to which this Confirmation relates are as follows:

         Type of Transaction:               Rate Swap

         Notional Amount:                   With respect to any Calculation
                                            Period the amount set forth for such
                                            period on Schedule I attached
                                            hereto.

         Trade Date:                        February 14, 2006

         Effective Date:                    February 28, 2006

         Termination Date:                  April 25, 2010, subject to
                                            adjustment in accordance with the
                                            Modified Following Business Day
                                            Convention.

     FIXED AMOUNTS:

         Fixed Rate Payer:                  Counterparty

         Fixed Rate:                        5.046%

         Fixed Rate Payer
         Period End Date:                   The 25th calendar day of each month
                                            during the Term of this Transaction,
                                            commencing March 25, 2006 and ending
                                            on the Termination Date, subject to
                                            adjustment in accordance with the
                                            Modified Following Business Day
                                            Convention.

         Fixed Rate Payer
         Payment Date:                      Early Payment shall be applicable.
                                            The Fixed Rate Payer Payment Date
                                            shall be one (1) Business Days
                                            preceding each Fixed Rate Payer
                                            Period End Date.

         Fixed Rate Day
         Count Fraction:                    30/360

     FLOATING AMOUNTS:

         Floating Rate Payer:               BNY

         Floating Rate Payer
         Period End Dates:                  The 25th calendar day of each month
                                            during the Term of this Transaction,
                                            commencing March 25, 2006 and ending
                                            on the Termination Date, subject to
                                            adjustment in accordance with the
                                            Modified Following Business Day
                                            Convention.

         Floating Rate Payer
         Payment Dates:                     Early Payment shall be applicable.
                                            The Floating Rate Payer Payment Date
                                            shall be one (1) Business Days
                                            preceding each Floating Rate Payer
                                            Period End Date.

         Floating Rate Option:              USD-LIBOR-BBA

         Designated Maturity:               One month, including the initial
                                            Calculation Period

         Floating Rate Day
         Count Fraction:                    Actual/360

         Reset Dates:                       The first day of each Calculation
                                            Period

         Compounding:                       Inapplicable

         Business Days:                     New York

         Business Day Convention:           Modified Following

         Calculation Agent:                 BNY

3.       ADDITIONAL PROVISIONS:

         1) RELIANCE. Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein.

         2) TRANSFER, AMENDMENT AND ASSIGNMENT. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each of Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc ("S&P"), Moody's Investors Service, Inc. ("MOODY'S") and Fitch Ratings ("FITCH"), has been provided notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current ratings on the Certificates issued under the Pooling and Servicing Agreement (the "CERTIFICATES").

4.       PROVISIONS DEEMED INCORPORATED IN A SCHEDULE TO THE MASTER AGREEMENT:

         1) NO NETTING BETWEEN TRANSACTIONS. The parties agree that subparagraph
         (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

         2) TERMINATION PROVISIONS. Subject to the provisions of paragraph 12 below, for purposes of the Master Agreement:

                  (a) "SPECIFIED ENTITY" is not applicable to BNY or Counterparty for any purpose.

                  (b) "BREACH OF AGREEMENT" provision of Section 5(a)(ii) will not apply to BNY or Counterparty.

                  (c) "CREDIT SUPPORT DEFAULT" provisions of Section 5(a)(iii) will not apply to BNY (except with respect to credit support furnished pursuant to Section 9) or Counterparty.

                  (d) "MISREPRESENTATION" provisions of Section 5(a)(iv) will not apply to BNY or Counterparty.

                  (e) "DEFAULT UNDER SPECIFIED TRANSACTION" is not applicable to BNY or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BNY or Counterparty.

                  (f) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will not apply to BNY or to Counterparty.

                  (g) The "BANKRUPTCY" provisions of Section 5(a)(vii)(2) will not apply to Counterparty; the words "trustee" and "custodian" in Section 5(a)(vii)(6) will not include the Supplemental Interest Trust Trustee; and the words "specifically authorized " are inserted before the word "action" in Section 5(a)(vii)(9)

                  (h) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to BNY or Counterparty.

                  (i)      The "AUTOMATIC EARLY TERMINATION" provision of
                           Section 6(a) will not apply to BNY or to Counterparty.

                  (j)      PAYMENTS ON EARLY TERMINATION. For the purpose of
                           Section 6(e) of this Agreement:

                           (i) Market Quotation will apply.

                           (ii) The Second Method will apply.

                  (k)      "TERMINATION CURRENCY" means United States Dollars.

                  (l) Counterparty shall not be required to pay any additional amounts pursuant to Section 2(d)(i)(4) or 2(d)(ii).

         3)       TAX REPRESENTATIONS.

                  (a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, BNY and Counterparty make the following representations:

                           It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

                           (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

                           (ii) the satisfaction of the agreement contained in Section 4 (a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4 (a)(i) or 4(a)(iii) of this Agreement; and

                           (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice of its legal or commercial position.

                  (b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of this Agreement, BNY and Counterparty make the following representations.

                           (i) The following representation will apply to BNY:

                                    (x) It is a "U.S. person" (as that term is used in section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations) for United States federal income tax purposes,
                                    (y) it is a trust company duly organized and existing under the laws of the State of New York, and (y) its U.S. taxpayer identification number is 135160382.

                           (ii) The following representation will apply to the
                                Counterparty:

                                    The beneficial owner of payments made to it under this Agreement is a "U.S. person" (as that term is used in section
                                    1.1441-4(a)(3)(ii) of United States Treasury
                                    Regulations) for United States federal
                                    income tax purposes.

4)       DOCUMENTS TO BE DELIVERED. FOR THE PURPOSE OF SECTION 4(a):

                  (a) Tax forms, documents or certificates to be delivered are:


PARTY REQUIRED TO                                                               DATE BY WHICH                 COVERED BY SECTION
DELIVER DOCUMENT             FORM/DOCUMENT/ CERTIFICATE                         TO BE DELIVERED               3(d) REPRESENTATION
BNY and Counterparty  Any document required or reasonably requested to          Upon the execution and         Yes
                      allow the other party to make payments under this         delivery of this Agreement
                      Agreement without any deduction or withholding for
                      or on the account of any tax.

                  (b)      Other documents to be delivered are:


PARTY REQUIRED TO                                                               DATE BY WHICH                 COVERED BY SECTION
DELIVER DOCUMENT             FORM/DOCUMENT/ CERTIFICATE                         TO BE DELIVERED               3(d) REPRESENTATION
BNY                   A certificate of an authorized officer of the party,      Upon the execution and        Yes
                      as to the incumbency and authority of the respective      delivery of this Agreement
                      officers of the party signing this Agreement, any
                      relevant Credit Support Document, or any Confirmation,
                      as the case may be

Counterparty          (i) a copy of the executed Pooling and Servicing          Upon the execution and        Yes
                      Agreement, and (ii) an incumbency certificate             delivery of this Agreement
                      verifying the true signatures and authority of the
                      person or persons signing this letter agreement on
                      behalf of the Counterparty

BNY                   A copy of the most recent publicly available              Promptly after request by     Yes
                      regulatory call report.                                   the other party

BNY                   A copy of the information required under Item 1115(b)     As determined pursuant to     Yes
                      of Regulation AB.                                         the Disclosure Agreement.

BNY                   Legal Opinion as to enforceability of the Swap            Upon the execution and        Yes
                      Agreement                                                 delivery of this Agreement.

Counterparty          Certified copy of the Board of Directors resolution       Upon the execution and        Yes
                      (or equivalent authorizing documentation) which sets      delivery of this Agreement.
                      forth the authority of each signatory to the
                      Confirmation signing on its behalf and the authority
                      of such party to enter into Transactions contemplated
                      and performance of its obligations hereunder.


         5) MISCELLANEOUS.

                  (a) ADDRESS FOR NOTICES: For the purposes of Section 12(a) of this Agreement:

                           Address for notices or communications to BNY:

                                    The Bank of New York
                                    Swaps and Derivative Products Group
                                    Global Market Division
                                    32 Old Slip 15th Floor
                                    New York, New York 10286
                                    Attention: Steve Lawler

                                    with a copy to:

                                    The Bank of New York
                                    Swaps and Derivative Products Group
                                    32 Old Slip 16th Floor
                                    New York, New York 10286
                                    Attention: Andrew Schwartz
                                    Tele: 212-804-5103
                                    Fax: 212-804-5818/5837

                                    (For all purposes)

                           Address for notices or communications to the
                           Counterparty:

                                    Wells Fargo Bank, N.A.
                                    9062 Old Annapolis Road
                                    Columbia, Maryland 21045
                                    Attention: Client Manager - ABFC 2006-FFH1
                                    Facsimile: 410-715-2380
                                    Telephone: 410-884-2000

                                    (For all purposes)

                  (b) PROCESS AGENT. For the purpose of Section 13(c):

                           BNY appoints as its Process Agent: Not Applicable

                           The Counterparty appoints as its Process Agent:
                           Not Applicable

                  (c) OFFICES. The provisions of Section 10(a) will not apply to this Agreement; neither BNY nor the Counterparty have any Offices other than as set forth in the Notices Section and BNY agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

                  (d) MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

                                    BNY is not a Multibranch Party.

                                    The Counterparty is not a Multibranch Party.

                  (e)      CALCULATION AGENT. The Calculation Agent is BNY.

                  (f) CREDIT SUPPORT DOCUMENT. Not applicable for either BNY (except with respect to credit support furnished pursuant to Section 9) or the Counterparty.

                  (g)      CREDIT SUPPORT PROVIDER.

                           BNY: Not Applicable (except with respect to credit support furnished pursuant to Section 9)

                           The Counterparty: Not Applicable

                  (h) GOVERNING LAW. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

                  (i) SEVERABILITY. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

                           The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

                  (j) RECORDING OF CONVERSATIONS. Each party (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give any necessary notice of such recording to, its relevant personnel and
                           (iii) agrees, to the extent permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.

                  (k) WAIVER OF JURY TRIAL. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

                  (l) NON-RECOURSE. Notwithstanding any provision herein or in the ISDA Form Master Agreement to the contrary, the obligations of Counterparty hereunder are limited recourse obligations of Counterparty, payable solely from the Trust Fund and the proceeds thereof to satisfy Counterparty's obligations hereunder. In the event that the Trust Fund and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Trust Fund and the distribution of the proceeds thereof in accordance with the Pooling and Servicing Agreement, any claims against or obligations of Counterparty under the ISDA Form Master Agreement or any other confirmation thereunder, still outstanding shall be extinguished and thereafter not revive.

                  (m) LIMITATION ON INSTITUTION OF BANKRUPTCY PROCEEDINGS. BNY shall not institute against or cause any other person to institute against, or join any other person in instituting against the Counterparty, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, under any of the laws of the United States or any other jurisdiction, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates.

                  (n) REMEDY OF FAILURE TO PAY OR DELIVER. The ISDA Form Master Agreement in hereby amended as follows:

                           The word "third" shall be replaced by the word "second" in the third line of Section 5(a)(i) of the ISDA Form Master Agreement.

                  (o)      "AFFILIATE" will have the meaning specified in
                           Section 14 of the ISDA Form Master Agreement, provided that the Counterparty shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) hereof.

                  (p) SUPPLEMENTAL INTEREST TRUST TRUSTEE'S CAPACITY. It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Supplemental Interest Trust Trustee (i) this Confirmation is executed and delivered by Wells Fargo Bank, N.A. not in its individual capacity but solely as Supplemental Interest Trust Trustee pursuant to the Pooling and Servicing Agreement in the exercise of the powers and authority conferred and vested in it thereunder and pursuant to instruction set forth therein (ii) each of the representations, undertakings and agreements herein made on behalf of Wells Fargo Bank, N.A. is made and intended not as a personal representation, undertaking or agreement of the Supplemental Interest Trust Trustee but is made and intended for the purpose of binding only First Franklin Mortgage Loan Trust 2006-FFH1, and (iii) under no circumstances will Wells Fargo Bank, N.A. in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation.

                  (q) SUPPLEMENTAL INTEREST TRUST TRUSTEE'S REPRESENTATION. Wells Fargo Bank, N.A., as Supplemental Interest Trust Trustee, represents and warrants that:

                           It has been directed under the Pooling and Servicing Agreement to enter into this letter agreement as Supplemental Interest Trust Trustee on behalf of First Franklin Mortgage Loan Trust 2006-FFH1.

         6) ADDITIONAL REPRESENTATIONS. Section 3 of the ISDA Form Master Agreement is hereby amended by adding, before the close parenthesis in the introductory sentence thereof, the words ", and, in the case of the representations in Section 3(i), at all times", and, at the end thereof, the following Sections 3(g), 3(h) and 3(i):

                  "(g) RELATIONSHIP BETWEEN PARTIES.

                           (1) NONRELIANCE. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

                           (2)      EVALUATION AND UNDERSTANDING.

                                    (i)     Wells Fargo Bank, N.A., is acting as
                                            Trustee on behalf of the
                                            Supplemental Interest Trust under
                                            the Pooling and Servicing Agreement,
                                            and not for its own account, and
                                            makes each of the representations in
                                            (ii) and (iii) with respect to the
                                            Trust. BNY makes each of the
                                            representations in (ii) and (iii)
                                            with respect to itself.

                                    (ii)     It is acting for its own account
                                             and has the capacity to evaluate
                                             (internally or through independent
                                             professional advice) the
                                             Transaction and has made its own
                                             decision to enter into the
                                             Transaction, it is not relying on
                                             any communication (written or oral)
                                             of the other party as investment
                                             advice or as a recommendation to
                                             enter into such transaction; it
                                             being understood that information
                                             and explanations related to the
                                             terms and conditions of such
                                             transaction shall not be considered
                                             investment advice or a
                                             recommendation to enter into such
                                             transaction. No communication
                                             (written or oral) received from the
                                             other party shall be deemed to be
                                             an assurance or guarantee as to the
                                             expected results of the
                                             transaction; and

                                    (iii)   It understands the terms, conditions
                                            and risks of the Transaction and is
                                            willing and able to accept those
                                            terms and conditions and to assume
                                            (and does, in fact assume) those
                                            risks, financially and otherwise.

                           (3) PRINCIPAL. The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

                  (h) EXCLUSION FROM COMMODITIES EXCHANGE ACT. (A) It is an "eligible contract participant" within the meaning of
                           Section 1a(12) of the Commodity Exchange Act, as amended; (B) this Agreement and each Transaction is subject to individual negotiation by such party; and
                           (C) neither this Agreement nor any Transaction will be executed or traded on a "trading facility" within the meaning of Section 1a(33) of the Commodity Exchange Act, as amended.

                  (i) ERISA. (PENSION PLANS). It is not a pension plan or employee benefits plan and it is not using assets of any such plan or assets deemed to be assets of such a plan in connection with this Transaction.

         7) SET-OFF. Notwithstanding any provision of this Agreement or any other existing or future agreement (but without limiting the provisions of Section 2(c) and Section 6 of the Master Agreement), each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The last sentence of the first paragraph of
                  Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

         8) ADDITIONAL TERMINATION EVENTS. The following Additional Termination Events will apply, in each case with respect to Counterparty as the sole Affected Party (unless otherwise provided below):

                  (i) REMEDY OF RATINGS EVENTS. BNY fails to comply with the provisions of Section 9. For all purposes of this Agreement, BNY shall be the sole Affected Party with respect to the occurrence of a Termination Event described in this Section 8(i).

                  (ii) TERMINATION OF TRUST. The Trust or the Supplemental Interest Trust shall be terminated pursuant to
                           Section 10.01(a)(iii) or any other provision of the Pooling and Servicing Agreement. The Early Termination Date with respect to such Additional Termination Event shall be the Distribution Date upon which the Trust or the Supplemental Interest Trust is terminated and final payment is made in respect of the Certificates.

                   (iii) AMENDMENT OF POOLING AND SERVICING AGREEMENT WITHOUT CONSENT OF BNY. If the Supplemental Interest Trust Trustee permits the Pooling and Servicing Agreement to be amended in a manner which could have a material adverse affect on BNY without first obtaining the prior written consent of BNY.

                  (iv) PROVISION OF INFORMATION REQUIRED BY REGULATION AB. BNY fails to provide the information required by Item 1115(b) of Regulation AB, together with accountants consents or procedure letter relating thereto, or assign its rights and delegate its obligations hereunder to a substitute counterparty, as provided in the Disclosure Agreement, dated as of even date herewith, among the Counterparty, the Sponsor, the Depositor, the Supplemental Interest Trust Trustee, the Underwriter and BNY (the "Disclosure Agreement"). For the purpose of this Additional Termination Event, BNY will be the sole Affected Party.

         9)       PROVISIONS RELATING TO DOWNGRADE OF BNY DEBT RATINGS.

                  (i) For purposes of this Transaction:

                           (a) A "COLLATERALIZATION RATINGS EVENT" shall occur with respect to BNY (or any applicable credit support provider) if:

                                    (x)     its short-term unsecured and
                                            unsubordinated debt rating is
                                            reduced to "P-1 on watch for
                                            downgrade" or below, and its
                                            long-term unsecured and
                                            unsubordinated debt is reduced to
                                            "A1 on watch for downgrade" or below
                                            (or, if it has no short-term
                                            unsecured and unsubordinated debt
                                            rating, its long term rating is
                                            reduced to "Aa3 on watch for
                                            downgrade" or below) by Moody's, or

                                    (y)     its short-term unsecured and
                                            unsubordinated debt rating is
                                            reduced below "A-1" by S&P.

                                    (z)     its short-term unsecured and
                                            unsubordinated debt rating is
                                            reduced below "F-1" by Fitch.

                                    Such ratings are referred to herein as the "QUALIFYING RATINGS."

                           (b) A "RATINGS EVENT" shall occur with respect to BNY (or any applicable credit support provider) if:

                                    (x)     its short-term unsecured and
                                            unsubordinated debt rating is
                                            withdrawn or reduced to "P-2" or
                                            below by Moody's and its long-term
                                            unsecured and unsubordinated debt is
                                            reduced to "A3" or below (or, if it
                                            has no short-term unsecured and
                                            unsubordinated debt rating, its long
                                            term rating is reduced to "A2" or
                                            below) by Moody's, or

                                    (y)     its long-term unsecured and
                                            unsubordinated debt rating is
                                            withdrawn or reduced below "BBB-" by
                                            S&P.

                                    (z)     its long-term unsecured and
                                            unsubordinated debt rating is
                                            withdrawn or reduced below "BBB-" by
                                            Fitch.

                                    For purposes of (a) and (b) above, such
                                    events include those occurring in connection with a merger, consolidation or other similar transaction by BNY or any applicable credit support provider, but they shall be deemed not to occur if, within 30 days thereafter, each of Moody's, S&P and Fitch has reconfirmed the ratings of the Certificates, as applicable, which were in effect immediately prior thereto. For the avoidance of doubt, a downgrade of the rating on the Certificates could occur in the event that BNY does not post sufficient collateral.

                           (c) "RATING AGENCY CONDITION" means, with respect to any particular proposed act or omission to act hereunder, that the Supplemental Interest Trust Trustee shall have received prior written confirmation from each of Moody's, S&P and Fitch, and shall have provided notice thereof to BNY, that the proposed action or inaction would not cause a downgrade or withdrawal of their then-current ratings of the Certificates.

                  (ii) Subject, in each case set forth in (a) and (b) below, to satisfaction of the Rating Agency Condition:

                           (a) COLLATERALIZATION RATINGS EVENT. If a Collateralization Ratings Event occurs with respect to BNY (or any applicable credit support provider), then BNY shall, at its own expense, within thirty (30) days of such Collateralization Ratings Event:

                                    (w)     post collateral under agreements and
                                            other instruments approved by the
                                            Counterparty and the NIMS Insurer,
                                            such approval not to be unreasonably
                                            withheld, and satisfactory to
                                            Moody's, S&P and Fitch, which will
                                            be sufficient to restore the
                                            immediately prior ratings of the
                                            Certificates,

                                    (x)     assign this Transaction to a third
                                            party, the ratings of the debt of
                                            which (or the ratings of the debt of
                                            the credit support provider of
                                            which) meet or exceed the Qualifying
                                            Ratings, on terms substantially
                                            similar to this Confirmation, which
                                            party is approved by the
                                            Counterparty and the NIMS Insurer,
                                            such approval not to be unreasonably
                                            withheld,

                                    (y)     obtain a guaranty of, or a
                                            contingent agreement of, another
                                            person, the ratings of the debt of
                                            which (or the ratings of the debt of
                                            the credit support provider of
                                            which) meet or exceed the Qualifying
                                            Ratings, to honor BNY's obligations
                                            under this Agreement, provided that
                                            such other person is approved by the
                                            Counterparty and the NIMS Insurer,
                                            such approval not to be unreasonably
                                            withheld, or

                                    (z)     establish any other arrangement
                                            approved by the Counterparty and the
                                            NIMS Insurer, such approval not to
                                            be unreasonably withheld and
                                            satisfactory to Moody's, S&P and
                                            Fitch which will be sufficient to
                                            restore the immediately prior
                                            ratings of their Certificates.

                           (b) RATINGS EVENT. If a Ratings Event occurs with respect to BNY (or any applicable credit support provider), then BNY shall, at its own expense, within ten (10) Business Days of such Ratings Event:

                                    (x)     assign this Transaction to a third
                                            party, the ratings of the debt of
                                            which (or the ratings of the debt of
                                            the credit support provider of
                                            which) meet or exceed the Qualifying
                                            Ratings, on terms substantially
                                            similar to this Confirmation, which
                                            party is approved by the
                                            Counterparty and the NIMS Insurer,
                                            such approval not to be unreasonably
                                            withheld,

                                    (y)     obtain a guaranty of, or a
                                            contingent agreement of, another
                                            person, the ratings of the debt of
                                            which (or the ratings of the debt of
                                            the credit support provider of
                                            which) meet or exceed the Qualifying
                                            Ratings, to honor BNY's obligations
                                            under this Agreement, provided that
                                            such other person is approved by the
                                            Counterparty and the NIMS Insurer,
                                            such approval not to be unreasonably
                                            withheld, or

                                    (z)     establish any other arrangement
                                            approved by the Counterparty and the
                                            NIMS Insurer, such approval not to
                                            be unreasonably withheld and
                                            satisfactory to Moody's, S&P and
                                            Fitch which will be sufficient to
                                            restore the immediately prior
                                            ratings of their Certificates.

         10) PAYMENTS. BNY will, unless otherwise directed by the Supplemental Interest Trust Trustee, make all payments hereunder to the Supplemental Interest Trust Trustee. Payment made to the Supplemental Interest Trust Trustee at the account specified herein or to another account specified in writing by the Supplemental Interest Trust Trustee shall satisfy the payment obligations of BNY hereunder to the extent of such payment.

5.       ACCOUNT DETAILS AND SETTLEMENT INFORMATION:

         Payments to BNY:

                  The Bank of New York
                  Derivative Products Support Department
                  32 Old Slip, 16th Floor
                  New York, New York 10286
                  Attention: Renee Etheart
                  ABA #021000018
                  Account #890-0068-175
                  Reference: Interest Rate Swap

         Payments to Counterparty:

                  Wells Fargo Bank, N.A.
                  San Francisco, CA
                  ABA Number: 121-000-248
                  Account Number: 3970771416
                  Account Name: Corporate Trust Clearing
FFC: 50890100

6. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this agreement and returning it via facsimile to Derivative Products Support Dept., Attn: Kenny Au-Yeung at 212-804-5818/5837. Once we receive this we will send you two original confirmations for execution.

           We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

          Very truly yours,

THE BANK OF NEW YORK


BY: /s/ Stephen M. Lawler
    ------------------------------------
    Name:  Stephen M. Lawler
    Title: Managing Director

The Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.


WELLS FARGO BANK, N.A.
solely as Supplemental Interest Trust Trustee for First Franklin Mortgage Loan Trust 2006-FFH1


BY: /s/ Peter A. Gobell
    --------------------------------------
    Name:  Peter A. Gobell
    Title:  Vice President

                                   SCHEDULE I


All dates subject to adjustment in accordance with the Following Business Day Convention.

     ACCRUAL START      ACCRUAL END DATE      NOTIONAL AMOUNT
         DATE                 DATE                 IN USD
------------------------------------------------------------------
      2/28/2006            3/25/2006            463,392,457
      3/25/2006            4/25/2006            459,110,838
      4/25/2006            5/25/2006            453,923,220
      5/25/2006            6/25/2006            447,836,675
      6/25/2006            7/25/2006            440,863,736
      7/25/2006            8/25/2006            433,022,531
      8/25/2006            9/25/2006            424,336,833
      9/25/2006           10/25/2006            414,836,086
      10/25/2006          11/25/2006            404,581,479
      11/25/2006          12/25/2006            393,263,852
      12/25/2006           1/25/2007            381,684,685
      1/25/2007            2/25/2007            370,004,132
      2/25/2007            3/25/2007            357,913,165
      3/25/2007            4/25/2007            345,452,852
      4/25/2007            5/25/2007            332,667,046
      5/25/2007            6/25/2007            319,602,079
      6/25/2007            7/25/2007            306,306,437
      7/25/2007            8/25/2007            292,830,401
      8/25/2007            9/25/2007            279,225,663
      9/25/2007           10/25/2007            265,544,924
      10/25/2007          11/25/2007            251,841,466
      11/25/2007          12/25/2007            238,168,718
      12/25/2007           1/25/2008             90,774,617
      1/25/2008            2/25/2008             78,338,293
      2/25/2008            3/25/2008             74,351,839
      3/25/2008            4/25/2008             70,579,828
      4/25/2008            5/25/2008             67,010,234
      5/25/2008            6/25/2008             63,631,721
      6/25/2008            7/25/2008             60,433,613
      7/25/2008            8/25/2008             57,405,844
      8/25/2008            9/25/2008             54,538,928
      9/25/2008           10/25/2008             51,823,924
      10/25/2008          11/25/2008             49,252,405
      11/25/2008          12/25/2008             46,403,855

      12/25/2008           1/25/2009            21,010,372
      1/25/2009            2/25/2009            20,249,111
      2/25/2009            3/25/2009            19,515,764
      3/25/2009            4/25/2009            18,809,281
      4/25/2009            5/25/2009            18,128,658
      5/25/2009            6/25/2009            17,472,928
      6/25/2009            7/25/2009            16,841,161
      7/25/2009            8/25/2009            16,232,463
      8/25/2009            9/25/2009            15,645,976
      9/25/2009           10/25/2009            15,080,872
      10/25/2009          11/25/2009            14,536,359
      11/25/2009          12/25/2009            14,011,670
      12/25/2009           1/25/2010            13,506,073
      1/25/2010            2/25/2010            13,018,860
      2/25/2010            3/25/2010            12,549,352
      3/25/2010            4/25/2010            12,096,894

                                    EXHIBIT O

                              FORM OF CERTIFICATION

                  FIRST FRANKLIN MORTGAGE LOAN TRUST 2006-FFH1,
                   ASSET-BACKED CERTIFICATES, SERIES 2006-FFH1

      I, [identify the certifying individual] certify that:

1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the First Franklin Mortgage Loan Trust 2006-1 (the "Exchange Act Periodic Reports");

2. Based on my knowledge, the Exchange Act Periodic Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act Periodic Reports;

4. I am responsible for reviewing the activities performed by the servicer and based on my knowledge and the compliance reviews conducted in preparing the servicer compliance statement required in this report under
      Item 1123 of Regulation AB, and except as disclosed in the Exchange Act Periodic Reports, the servicer has fulfilled its obligations under the pooling and servicing agreement, dated February 1, 2006, among Asset Backed Funding Corporation, as depositor, National City Home Loan Services, Inc., as servicer, and Wells Fargo Bank, N.A., as trustee;

5. All of the reports on assessment of compliance with the servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d- 18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K; and

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: National City Home Loan Services, Inc. and Wells Fargo Bank, N.A..


                                     By:
                                        -------------------------------------
                                        Name:
                                        Title:

                                   EXHIBIT P-1

                                   [Reserved]


















                                     P-1-1

                                   EXHIBIT P-2

                                   [Reserved]
















                                     P-2-2

                                    EXHIBIT Q

                           RELEVANT SERVICING CRITERIA


----------------------------------------------------------------------------------------------------------------------
                                 SERVICING CRITERIA                                        PARTIES RESPONSIBLE
----------------------------------------------------------------------------------------------------------------------
       REFERENCE                                  CRITERIA
----------------------------------------------------------------------------------------------------------------------
                                      GENERAL SERVICING CONSIDERATIONS
----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)          Policies and procedures are instituted to monitor any               Trustee and Servicer
                       performance or other triggers and events of default in
                       accordance with the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)         If any material servicing activities are outsourced to
                       third  parties, policies and procedures are instituted              Trustee and Servicer
                       to monitor the third party's performance and
                       compliance with such servicing activities.
----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)        Any requirements in the transaction agreements to maintain a           Not applicable
                       back-up servicer for the mortgage loans are maintained.
----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)         A fidelity bond and errors and omissions policy is in effect              Servicer
                       on the party participating in the servicing function
                       throughout the reporting period in the amount of coverage
                       required by and otherwise in accordance with the terms of the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                                     CASH COLLECTION AND ADMINISTRATION
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)          Payments on mortgage loans are deposited into the appropriate       Trustee and Servicer
                       custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)         Disbursements made via wire transfer on behalf of an
                       obligor or to an investor are made only by                          Trustee and Servicer
                       authorized personnel.
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)        Advances of funds or guarantees regarding collections,
                       cash flows or distributions, and any interest or other              Trustee and Servicer
                       fees charged for such advances, are made, reviewed and
                       approved as specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)         The related accounts for the transaction, such as cash
                       reserve accounts or accounts established as a form of
                       overcollateralization, are separately maintained (e.g., with        Trustee and Servicer
                       respect to commingling of cash) as set forth in the
                       transaction agreements.



----------------------------------------------------------------------------------------------------------------------
                                 SERVICING CRITERIA                                        PARTIES RESPONSIBLE
----------------------------------------------------------------------------------------------------------------------
       REFERENCE                                  CRITERIA
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)          Each custodial account is maintained at a federally insured         Trustee and Servicer
                       depository institution as set forth in the transaction
                       agreements.  For purposes of this criterion, "federally
                       insured depository institution" with respect to a foreign
                       financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the
                       Securities Exchange Act.
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)         Unissued checks are safeguarded so as to prevent                    Trustee and Servicer
                       unauthorized access.
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)        Reconciliations are prepared on a monthly basis for all             Trustee and Servicer
                       asset-backed securities related bank accounts, including
                       custodial accounts and related bank clearing accounts.  These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                       agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.  These reconciling items are resolved within 90 calendar days of their original
                       identification, or such other number of
                       days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                                     INVESTOR REMITTANCES AND REPORTING
----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)          Reports to investors, including those to be filed with the          Trustee and Servicer
                       Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.
                       Specifically, such reports (A) are prepared in accordance
                       with timeframes and other terms set forth in the
                       transaction agreements; (B) provide information
                       calculated in accordance with the terms specified in the
                       transaction agreements; (C) are filed with the Commission
                       as required by its rules and regulations; and (D) agree
                       with investors' or the trustee's records as to the total
                       unpaid principal balance and number of mortgage loans
                       serviced by the Servicer.
----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)         Amounts due to investors are allocated and remitted in
                       accordance with timeframes, distribution priority and               Trustee and Servicer
                       other terms set forth in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)        Disbursements made to an investor are posted within two
                       business days to the Servicer's investor records, or such           Trustee and Servicer
                       other number of days specified in the transaction
                       agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)         Amounts remitted to investors per the investor reports
                       agree with cancelled checks, or other form of payment,              Trustee and Servicer
                       or custodial bank statements.



----------------------------------------------------------------------------------------------------------------------
                                 SERVICING CRITERIA                                        PARTIES RESPONSIBLE
----------------------------------------------------------------------------------------------------------------------
       REFERENCE                                  CRITERIA
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                                         POOL ASSET ADMINISTRATION
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)          Collateral or security on mortgage loans is maintained as          Custodian and Servicer
                       required by the transaction agreements or related mortgage loan documents.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)         Mortgage loan and related documents are safeguarded as             Custodian and Servicer
                       required by the transaction agreements
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)        Any additions, removals or substitutions to the asset pool                Servicer
                       are made, reviewed and approved in accordance with any
                       conditions or requirements in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)         Payments on mortgage loans, including any payoffs, made in                Servicer
                       accordance with the related mortgage loan documents are
                       posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
                       accordance with the related mortgage loan documents.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)          The Servicer's records regarding the mortgage loans agree                 Servicer
                       with the Servicer's records with respect to an obligor's
                       unpaid principal balance.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)         Changes with respect to the terms or status of an obligor's               Servicer
                       mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in
                       accordance with the transaction agreements and related pool asset documents.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)        Loss mitigation or recovery actions (e.g., forbearance plans,             Servicer
                       modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
                       requirements established by the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)       Records documenting collection efforts are maintained during              Servicer
                       the period a mortgage loan is delinquent in accordance with the transaction agreements.  Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's
                       activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)         Adjustments to interest rates or rates of return for mortgage             Servicer
                       loans with variable rates are computed based on the related mortgage loan documents.



----------------------------------------------------------------------------------------------------------------------
                                 SERVICING CRITERIA                                        PARTIES RESPONSIBLE
----------------------------------------------------------------------------------------------------------------------
       REFERENCE                                  CRITERIA
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)          Regarding any funds held in trust for an obligor (such as                 Servicer
                       escrow accounts):  (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the
                       transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable
                       mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)         Payments made on behalf of an obligor (such as tax or                     Servicer
                       insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has
                       been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)        Any late payment penalties in connection with any payment to              Servicer
                       be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)       Disbursements made on behalf of an obligor are posted within              Servicer
                       two business days to the obligor's records maintained by the servicer, or such other number of days specified in the
                       transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)        Delinquencies, charge-offs and uncollectible accounts are           Trustee and Servicer
                       recognized and recorded in accordance with the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)         Any external enhancement or other support, identified in Item             Trustee
                       1114(a)(1) through (3) or Item 1115 of Regulation AB, is
                       maintained as set forth in the transaction agreements.


                                    EXHIBIT R

                         ADDITIONAL FORM 10-D DISCLOSURE


------------------------------------------------------------ ---------------------------------------------------------
                     ITEM ON FORM 10-D                                          PARTY RESPONSIBLE
------------------------------------------------------------ ---------------------------------------------------------
Item 1: Distribution and Pool Performance Information                          Trustee and Servicer

Any information required by 1121 which is NOT included on
the Monthly Statement
------------------------------------------------------------ ---------------------------------------------------------
Item 2: Legal Proceedings per Item 1117 of Reg AB            (i) All parties to the PSA (as to themselves), (ii) the
                                                             Trustee and Servicer as to the issuing entity, (iii)
                                                             the Depositor as to the sponsor, any 1106(b) originator
                                                             and any 1100(d)(1) party
------------------------------------------------------------ ---------------------------------------------------------
Item 3:  Sale of Securities and Use of Proceeds                                     Depositor
------------------------------------------------------------ ---------------------------------------------------------
Item 4:  Defaults Upon Senior Securities                                             Trustee
------------------------------------------------------------ ---------------------------------------------------------
Item 5:  Submission of Matters to a Vote of Security                                 Trustee
Holders
------------------------------------------------------------ ---------------------------------------------------------
Item 6:  Significant Obligors of Pool Assets                                  Depositor and Servicer
------------------------------------------------------------ ---------------------------------------------------------
Item 7: Significant Enhancement Provider
Information                                                  As to information required pursuant to Item 1114(b)(2),
                                                             the Depositor and, as to information required pursuant
                                                             to Item 1115(b), Trustee
------------------------------------------------------------ ---------------------------------------------------------
Item 8:  Other Information                                   Any party responsible for disclosure items on Form 8-K
------------------------------------------------------------ ---------------------------------------------------------
Item 9:  Exhibits                                                                    Trustee
------------------------------------------------------------ ---------------------------------------------------------



                                    EXHIBIT S

                         ADDITIONAL FORM 10-K DISCLOSURE


------------------------------------------------------------ ---------------------------------------------------------
                     ITEM ON FORM 10-K                                          PARTY RESPONSIBLE
------------------------------------------------------------ ---------------------------------------------------------
Item 1B: Unresolved Staff Comments                                                  Depositor
------------------------------------------------------------ ---------------------------------------------------------
Item 9B:  Other Information                                   Any party responsible for disclosure items on Form 8-K
------------------------------------------------------------ ---------------------------------------------------------
Item 15:  Exhibits, Financial Statement Schedules                               Trustee/Depositor
------------------------------------------------------------ ---------------------------------------------------------
Additional Item:  Disclosure per Item 1117 of Reg AB         (i) All parties to the PSA (as to themselves), (ii) the
                                                             Trustee and Servicer as to the issuing entity, (iii)
                                                             the Depositor as to the sponsor, any 1106(b) originator
                                                             and any 1100(d)(1) party
------------------------------------------------------------ ---------------------------------------------------------
Additional Item:  Disclosure per Item 1119 of Reg AB         (i) All parties to the Pooling and Servicing Agreement
                                                             as to themselves, (ii) the Depositor as to the sponsor,
                                                             originator, significant obligor, enhancement or support
                                                             provider
------------------------------------------------------------ ---------------------------------------------------------
Additional Item:  Disclosure per Item 1112(b) of Reg AB                         Servicer/Depositor
------------------------------------------------------------ ---------------------------------------------------------

Additional Item:  Disclosure per Items 1114(b)(2) and        As to information required pursuant to Item 1114(b)(2),
1115(b) of Reg AB                                            Depositor and, as to information required pursuant to
                                                             Item 1115(b), the Trustee
------------------------------------------------------------ ---------------------------------------------------------
Item 1B: Unresolved Staff Comments                                                  Depositor
------------------------------------------------------------ ---------------------------------------------------------


                                    EXHIBIT T

                               FORM 8-K DISCLOSURE

------------------------------------------------------------ ---------------------------------------------------------
                     ITEM ON FORM 8-K                                           PARTY RESPONSIBLE
------------------------------------------------------------ ---------------------------------------------------------
Item 1.01:  Entry into a Material Definitive Agreement                             All parties
------------------------------------------------------------ ---------------------------------------------------------
Item 1.02:  Termination of a Material Definitive Agreement                         All parties
------------------------------------------------------------ ---------------------------------------------------------
Item 1.03:  Bankruptcy or Receivership                                              Depositor
------------------------------------------------------------ ---------------------------------------------------------
Item 2.04:  Triggering Events that Accelerate or Increase
a Direct Financial Obligation or an Obligation under an                             Depositor
Off-Balance Sheet Arrangement
------------------------------------------------------------ ---------------------------------------------------------
Item 3.03:  Material Modification to Rights of Security                              Trustee
Holders
------------------------------------------------------------ ---------------------------------------------------------
Item 5.03:  Amendments of Articles of Incorporation or                              Depositor
Bylaws; Change of Fiscal Year
------------------------------------------------------------ ---------------------------------------------------------
Item 6.01:  ABS Informational and Computational Material                            Depositor
------------------------------------------------------------ ---------------------------------------------------------
Item 6.02:  Change of Servicer or Trustee                                   Servicer/Trustee/Depositor
------------------------------------------------------------ ---------------------------------------------------------
Item 6.03:  Change in Credit Enhancement or External         As to material enhancement of support specified in Item
Support                                                      1114(a)(1) through (3), Depositor / Trustee and, as to
                                                             material enhancement or support specified in Item 1115,
                                                             Trustee
------------------------------------------------------------ ---------------------------------------------------------
Item 6.04:  Failure to Make a Required Distribution                                  Trustee
------------------------------------------------------------ ---------------------------------------------------------
Item 6.05:  Securities Act Updating Disclosure                                      Depositor
------------------------------------------------------------ ---------------------------------------------------------
Item 7.01:  Reg FD Disclosure                                                       Depositor
------------------------------------------------------------ ---------------------------------------------------------
Item 8.01                                                                           Depositor
------------------------------------------------------------ ---------------------------------------------------------
Item 9.01                                                                           Depositor
------------------------------------------------------------ ---------------------------------------------------------


                                   EXHIBIT U-1

  FORM OF BACK-UP CERTIFICATION TO BE PROVIDED BY THE TRUSTEE TO THE DEPOSITOR

      Re: First Franklin Mortgage Loan Trust 2006-FFH1 (the "Trust"), Mortgage Pass-Through Certificates, Series 2006-FFH1, issued pursuant to the Pooling and Servicing Agreement, dated as of February 1, 2006, among Asset Backed Funding Corporation (the "Depositor"), Wells Fargo Bank, N.A. (the "Trustee") and National City Home Loan Services, Inc. (the "Servicer")
            --------------------------------------------------------------------


      The Trustee hereby certifies to the Depositor and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1. I have reviewed the annual report on Form 10 K for the fiscal year [___] (the "Annual Report"), and all reports on Form 10 D required to be filed in respect of period covered by the Annual Report (collectively with the Annual Report, the "Reports"), of the Trust;

2. To my knowledge, the Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Annual Report;

3. To my knowledge, the distribution and servicing information required to be provided by the Trustee under the Pooling and Servicing Agreement for inclusion in the Reports is included in the Reports;

4. I am responsible for reviewing the activities performed by the Trustee under the Pooling and Servicing Agreement, and based on my knowledge and the compliance review conducted in preparing the compliance statement of the Trustee required in the Annual Report under Item 1123 of Regulation AB, and except as disclosed in the Reports, the Trustee has fulfilled its obligations under the Pooling and Servicing Agreement in all material respects; and

5. The report on assessment of compliance with servicing criteria for asset-backed securities of the Trustee and its related attestation report on assessment of compliance with servicing criteria required to be included in the Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 has been included as an exhibit to the Annual Report. Any material instances of non-compliance are described in such report and have been disclosed in the Annual Report.


                                           WELLS FARGO BANK, N.A.,
                                           as Trustee

                                           By: ________________________________
                                           Name:
                                           Title:





                                     U-1-1

                                   EXHIBIT U-2

  FORM OF BACK-UP CERTIFICATION TO BE PROVIDED BY THE SERVICER TO THE DEPOSITOR

      Re: First Franklin Mortgage Loan Trust 2006-FFH1 (the "Trust"), Mortgage Pass-Through Certificates, Series 2006-FFH1, issued pursuant to the Pooling and Servicing Agreement, dated as of February 1, 2006, among Asset Backed Funding Corporation (the "Depositor"), Wells Fargo Bank, N.A. (the "Trustee") and National City Home Loan Services, Inc. (the "Servicer")
            --------------------------------------------------------------------


      I, [identify the certifying individual], certify to the Depositor and the Trustee, and their officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

      1. I am responsible for reviewing the activities performed by the Servicer under the Pooling and Servicing Agreement and I have reviewed the servicer compliance statement of the Servicer and the compliance statements of each Subservicer, if any, engaged by the Servicer provided to the Depositor and the Trustee for the Trust's fiscal year [____] in accordance with Item 1123 of Regulation AB (each, a "Compliance Statement"), the report on assessment of the Servicer's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria") and reports on assessment of compliance with servicing criteria for asset-backed securities of the Servicer and of each Subservicer or Subcontractor, if any, engaged or utilized by the Servicer provided to the Depositor and the Trustee for the Trust's fiscal year [____] in accordance with Rules 13a-18 and 15d-18 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (each, a "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB related to each Servicing Assessment (each, an "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Servicer during 200[_] that were delivered or caused to be delivered by the Servicer pursuant to the Pooling and Servicing Agreement (collectively, the "Servicing Information");

      2. Based on my knowledge, the Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicing Information;

      3. Based on my knowledge, the servicing information required to be provided to the Trustee by the Servicing pursuant to the Pooling and Servicing Agreement has been provided to the Trustee;

      4. Based on my knowledge and the compliance review conducted in preparing the Compliance Statement of the Servicer and, if applicable, reviewing each Compliance Statement of each Subservicer, if any, engaged by the Servicer, and except as disclosed in such Compliance Statement[(s)], the Servicer [(directly and through its Subservicers, if any)] has fulfilled its obligations under the Pooling and Servicing Agreement in all material respects; and



                                     U-2-1

      5. Each Servicing Assessment of the Servicer of each Subservicer or Subcontractor, if any, engaged or utilized by the Servicer and its related Attestation Report required to be included in the Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 has been provided to the Depositor and the Trustee. Any material instances of non-compliance are described in any such Servicing Assessment or Attestation Report.

Date:



[Signature]

[Title]






                                     U-2-2

                                    EXHIBIT V

                   FORM OF ADDITIONAL DISCLOSURE NOTIFICATION

**SEND VIA FAX TO 410-715-2380 AND VIA EMAIL TO cts.sec.notifications@wellsfargo.com AND VIA OVERNIGHT MAIL TO THE ADDRESS IMMEDIATELY BELOW**

Wells Fargo Bank, N.A., as Trustee
Old Annapolis Road
Columbia, Maryland 21045
Attn:  Corporate Trust Services - FFMLT 2006-FFH1 --SEC REPORT PROCESSING

RE:  **Additional Form [10-D][10-K][8-K] Disclosure** Required


Ladies and Gentlemen:

In accordance with Section [ ] of the Pooling and Servicing Agreement, dated as of February 28, 2006, among Asset Backed Funding Corporation, as depositor, National City Home Loan Services, Inc., as servicer, Wells Fargo Bank, N.A., as trustee. The undersigned, as [ ], hereby notifies you that certain events have come to our attention that [will] [may] need to be disclosed on Form [10-D][10-K][8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form [10-D][10-K][8-K] Disclosure:



Any inquiries related to this notification should be directed to [           ],
phone number: [              ]; email address: [               ].

                                       [NAME OF PARTY],
                                       as [role]

                                       By:   _______________________________
                                       Name:
                                       Title:







                                      V-1